                                                      Registration Nos. 2-99356
                                                                      811-04367


================================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A

    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [_]

       Pre-Effective Amendment No.                                     [_]

       Post-Effective Amendment No. 53                                 [X]

    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

       Amendment No. 54                                                [X]

                         COLUMBIA FUNDS SERIES TRUST I
              (Exact Name of Registrant as Specified in Charter)

               One Financial Center, Boston, Massachusetts 02111
             (Address of Principal Executive Officers) (Zip Code)

                                 617-426-3750
             (Registrant's Telephone Number, Including Area Code)

                         James R. Bordewick, Jr., Esq.
                       Columbia Management Advisors, LLC
                             One Financial Center
                          Boston, Massachusetts 02111

                                with a copy to:

            John M. Loder, Esq.            Cameron S. Avery, Esq.
              Ropes & Gray LLP            Bell, Boyd & Lloyd, LLC
          One International Place    70 West Madison Street, Suite 3300
         Boston, Massachusetts 02110      Chicago, Illinois 60602
                    (Name and Address of Agent for Service)


It is proposed that this filing will become effective:

[ ] Immediately upon filing pursuant to paragraph (b)

[X] on February 1, 2007 pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)(1)

[ ] On (date) pursuant to paragraph (a)(1), of Rule 485

[ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485

[ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment


This Post-Effective Amendment relates solely to the Registrant's Columbia Asset Allocation Fund, Columbia Common Stock Fund, Columbia Disciplined Value Fund, Columbia Dividend Income Fund, Columbia Large Cap Growth Fund, Columbia Liberty Fund, and Columbia Small Cap Core Fund. Information contained in the Registrant's Registration Statement relating to any other series of the Registrant is neither amended nor suspended hereby.

COLUMBIA LIBERTY FUND                Prospectus, February 1, 2007


CLASS Z SHARES

Advised by Columbia Management Advisors, LLC

--------------------------------------------------------------------------------
TABLE OF CONTENTS


THE FUND                                                2
---------------------------------------------------------
Investment Goals.....................................   2
Principal Investment Strategies......................   2
Principal Investment Risks...........................   2
Portfolio Holdings Disclosure........................   4
Performance History..................................   5
Your Expenses........................................   6

YOUR ACCOUNT                                            8
---------------------------------------------------------
How to Buy Shares....................................   8
Eligible Investors...................................   9
Sales Charges........................................  10
How to Exchange Shares...............................  11
How to Sell Shares...................................  11
Fund Policy on Trading of Fund Shares................  12
Financial Intermediary Payments......................  14
Other Information About Your Account.................  15

MANAGING THE FUND                                      19
---------------------------------------------------------
Investment Advisor...................................  19
Investment Sub-Advisor...............................  19
Portfolio Managers...................................  19
Legal Proceedings....................................  22

OTHER INVESTMENT
STRATEGIES AND RISKS                                   24
---------------------------------------------------------

FINANCIAL HIGHLIGHTS                                   25
---------------------------------------------------------
APPENDIX A                                             26
---------------------------------------------------------


Only eligible investors may purchase Class Z shares. See "Your Account -- Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

  -----------------------------
  Not FDIC    May Lose Value
   Insured  ------------------
             No Bank Guarantee
  -----------------------------

THE FUND

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks primarily income and capital growth and, secondarily, capital preservation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund allocates its investments among various categories of equity and debt securities, including: large capitalization (large-cap) growth stocks, large-cap value stocks, foreign securities and investment grade bonds of U.S. issuers. Each asset class is managed by a separate portfolio manager or team with experience in investing in that particular class.


The Fund's lead portfolio managers will allocate the Fund's assets among the various asset classes. The lead portfolio managers will adjust the number of asset classes, as well as the portion of the Fund's assets allocated to each class, from time to time, based on their assessment of such factors as relative attractiveness, valuation, fundamentals, quantitative analyses and economic and market expectations.



In selecting equity securities, the Fund's investment advisor favors stocks with long-term growth potential that are expected to outperform their peers over time. Large-cap stocks are stocks of large-size companies that have market capitalizations similar in size to those companies in the Standard & Poor's 500 Index. As of December 31, 2006, that index included companies with capitalizations between approximately $1.3 billion and $46.9 billion. All market capitalizations are determined at the time of purchase.


The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed-income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

The advisor also forecasts the direction and degree of change in long-term interest rates to help in the selection of debt securities. Investment grade debt securities purchased by the Fund will have one of the top four ratings assigned by Standard & Poor's Ratings Group or Moody's Investors Service, Inc., or will be unrated securities determined by the advisor to be of comparable quality. The Fund may also participate in mortgage dollar rolls.

At times, the advisor may maintain cash positions for liquidity purposes, temporary defensive purposes, or to implement the Fund's active allocation strategy.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

----
 2

THE FUND

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities when not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.


In a dollar roll transaction the Fund sells a security and simultaneously enters into a commitment to purchase a similar security at a later date. Dollar rolls also involve the risk that the other party may not honor the contract terms.



Derivatives involve special risks and may result in losses. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a


                                                                            ----

THE FUND


potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.



Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.


Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PORTFOLIO HOLDINGS DISCLOSURE

--------------------------------------------------------------------------------

A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio securities is available in the Fund's Statement of Additional Information. The Fund discloses its complete portfolio holdings as of a month-end on the Fund's website, www.columbiafunds.com, approximately 30 calendar days after such month-end. Additionally, the Fund discloses its largest 5 equity holdings, as a percent of market value of the Fund's portfolio, as of a month-end on the Fund's website, www.columbiafunds.com, approximately 15 calendar days after such month-end. Once posted, the above information will remain available on such website until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.


----
 4

THE FUND

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class Z shares compare with those of broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.


             -------------------------------------------------------------------

              UNDERSTANDING PERFORMANCE

              CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each of the last ten complete calendar years. They include the effects of Fund expenses.

              AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's Class Z average performance over the past one-year, five-year and ten-year periods. They include the effects of Fund expenses.


              The Fund's returns are compared to the Standard & Poor's 500 Index ("S&P Index"), an index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Fund's returns are also compared to the Lehman Brothers U.S. Aggregate Bond Index ("Lehman Index"), a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

             -------------------------------------------------------------------

CALENDAR YEAR TOTAL RETURNS (CLASS Z)




                                  (BAR CHART)

                       26.32%     13.28%     13.72%                                      17.70%      9.04%      5.87%     11.35%
                                                        -0.88%     -9.34%     -11.86%
                        1997       1998       1999       2000       2001       2002       2003       2004       2005       2006




                                                          For the periods shown in bar chart:
                                                          Best quarter: 2nd quarter 1997, +15.78%
                                                          Worst quarter: 3rd quarter 2002, -10.88%

                                                                            ----

THE FUND

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2006



                                                                1 YEAR         5 YEARS         10 YEARS
Class Z (%)
  Return Before Taxes                                           11.35           5.92             6.90
  Return After Taxes on Distributions                           10.18           5.16             5.19
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                         8.10           4.74             5.17
-------------------------------------------------------------------------------------------------------
S&P Index (%)                                                   15.80           6.19             8.42
-------------------------------------------------------------------------------------------------------
Lehman Index (%)                                                 4.33           5.06             6.24


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

             -------------------------------------------------------------------

              UNDERSTANDING EXPENSES


              ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns.


              EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:

              - $10,000 initial investment

              - 5% total return for each year

              - Fund operating expenses remain the same

              - Reinvestment of all dividends and distributions
             -------------------------------------------------------------------

----
 6

THE FUND


SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)



Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                         0.00
--------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or
redemption price)                                               0.00
--------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)              (1)



 (1) There is a $7.50 charge for wiring sale proceeds to your bank.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)



Management fee(1) (%)                                           0.55
--------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                       0.00
--------------------------------------------------------------------
Other expenses(2) (%)                                           0.26
--------------------------------------------------------------------
Total annual fund operating expenses (%)                        0.81



 (1) The Fund pays an investment advisory fee of 0.55%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The current breakpoint schedule for the Fund is as follows: 0.55% for assets up to $1 billion; 0.50% for assets in excess of $1 billion and up to $1.5 billion; and 0.45% for assets in excess of $1.5 billion.



 (2) Other expenses have been restated to reflect contractual changes to the fees paid by the Fund.


EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $83      $259      $450      $1,002


See Appendix A for additional hypothetical investment and expense information.

                                                                            ----

YOUR ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------
When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, "good form" may mean that you have properly placed your order with Columbia Management Services, Inc. or your financial advisor or the Fund's transfer agent has received your completed application, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:


METHOD                 INSTRUCTIONS
Through your           Your financial advisor can help you establish your account
financial advisor      and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                       your request prior to the close of regular trading on the
                       New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for
                       executing the purchase for you.
-----------------------------------------------------------------------------------
By check               For new accounts, send a completed application and check
(new account)          made payable to the Fund to Columbia Management Services,
                       Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------
By check               For existing accounts, fill out and return the additional
(existing account)     investment stub included in your account statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Columbia
                       Management Services, Inc., P.O. Box 8081, Boston, MA
                       02266-8081.
-----------------------------------------------------------------------------------
By exchange            You or your financial advisor may acquire shares of the Fund for your account by exchanging shares you own in a different fund distributed by Columbia Management Distributors, Inc.
                       for shares of the same class of the Fund at no additional
                       cost. To exchange by telephone, call 1-800-422-3737. Please see "How to Exchange Shares" for more information.
-----------------------------------------------------------------------------------
By wire                You may purchase shares of the Fund by wiring money from
                       your bank account to your Fund account. To wire funds to
                       your Fund account, call 1-800-422-3737 for wiring
                       instructions.
-----------------------------------------------------------------------------------
By electronic          You may purchase shares of the Fund by electronically
funds transfer         transferring money from your bank account to your Fund
                       account by calling 1-800-422-3737. An electronic funds
                       transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                       prior to your telephone request. Be sure to complete the
                       appropriate section of the application for this feature.
-----------------------------------------------------------------------------------
Automatic              You may make monthly or quarterly investments automatically
investment plan        from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                       transfer. Be sure to complete the appropriate section of the application for this feature.
-----------------------------------------------------------------------------------
Automated dollar       You may purchase shares of the Fund for your account by
cost averaging         exchanging $100 or more each month from another fund for
                       shares of the same class of the Fund at no additional cost.
                       Exchanges will continue so long as your fund balance is
                       sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the
                       $100 minimum) by calling 1-800-345-6611. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------
By dividend            You may automatically invest dividends distributed by
diversification        another fund into the same class of shares of the Fund at no additional sales charge. To invest your dividends in the
                       Fund, call 1-800-345-6611.
-----------------------------------------------------------------------------------
Through the            You may sell Fund shares through the internet. You will be
Internet               required to accept the terms of an online agreement and to use a password in order to make internet redemptions. The
                       transfer agent has procedures in place to authenticate
                       electronic instructions given via the internet. For more
                       information on internet transactions, or to sign up for
                       internet transactions, please call 1-800-345-6611.


----
 8

YOUR ACCOUNT

ELIGIBLE INVESTORS
--------------------------------------------------------------------------------

Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. Please read the following section for a more detailed description of the eligibility requirements. The Eligible Investors described below are subject to different minimum initial investment requirements.



Eligibility for certain waivers, exemptions or share classes by new or existing investors may not be readily available or accessible through all intermediaries or all types of accounts offered by a broker/dealer, bank, third-party administrator or other financial institution (each commonly referred to as an "intermediary"). Accessibility of these waivers through a particular intermediary may also change at any time. If you believe you are eligible to purchase shares under a specific exemption, but are not permitted by your intermediary to do so, please contact your intermediary. You may be asked to provide information, including account statements and other records, regarding your eligibility.


Eligible Investors and their applicable investment minimums are as follows:

NO MINIMUM INITIAL INVESTMENT


- Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover;



- Any omnibus group retirement plan for which an intermediary or other entity provides services and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the transfer agent; and



- Health Savings Accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.


$1,000 MINIMUM INITIAL INVESTMENT


- Any individual retirement account of an Eligible Investor who would otherwise be subject to a $2,500 minimum initial investment or group retirement plan that is not held in an omnibus manner for which an intermediary or other entity provides services and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the transfer agent.



$2,500 MINIMUM INITIAL INVESTMENT



- Any client of Bank of America Corporation or a subsidiary purchasing shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary;



- Any investor purchasing through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code;



- Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of a fund distributed by Columbia Management Distributors, Inc. (i) who holds Class Z shares; (ii) who held Primary A shares prior to August 22, 2005;
   (iii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iv) who purchased certain no-load shares of a fund merged with a fund distributed by Columbia Management Distributors, Inc.;


                                                                            ----

YOUR ACCOUNT


- Any trustee or director (or family member of a trustee or director) of any fund distributed by Columbia Management Distributors, Inc.;



- Any employee (or family member of an employee) of Bank of America Corporation or a subsidiary;



- Any investor participating in an account offered by an intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Fund's transfer agent (each investor purchasing through an intermediary must independently satisfy the $2,500 minimum investment requirement);



- Any institutional investor which is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization; which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933; and



- Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations purchasing shares for their own accounts, including Bank of America Corporation, its affiliates, or subsidiaries.



The Fund reserves the right to change the criteria for Eligible Investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan; however, each investment requires a $50 minimum purchase. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


SALES CHARGES
--------------------------------------------------------------------------------
Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.

             -------------------------------------------------------------------
CHOOSING A SHARE CLASS

              The Fund offers one class of shares in this prospectus --
              CLASS Z.

              The Fund also offers three additional classes of shares -- Class A, B and C shares are available through a separate prospectus. Each share class has its own sales charge and expense structure.


              Broker-dealers, investment advisers or financial planners selling mutual fund shares may offer their clients more than one class of shares in a fund with different pricing options. This allows you and your financial advisor to choose among different types of sales charges and different levels of ongoing operating expenses, depending on the investment programs your financial advisor offers. Investors should consider carefully any separate transactions and other fees charged by these programs in connection with investing in any available share class before selecting a share class.


              Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal
              situation, your financial advisor can help you decide which class of shares makes the most sense for you. In general,
              anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.
             -------------------------------------------------------------------

----
 10

YOUR ACCOUNT

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

You may exchange your shares for Class Z or Class A (only if Class Z is not offered) shares of another fund distributed by Columbia Management Distributors, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling. Certain restrictions on exchanges may apply to participants in Health Savings Accounts, including the limitation that participants may exchange their shares only for shares of other funds currently enrolled in the program offering the Health Savings Account.



You also may exchange your shares through the internet. You will be required to accept the terms of an online agreement and to use a password in order to make internet exchanges. The transfer agent has procedures in place to authenticate electronic instructions given via the internet. For more information on internet transactions, or to sign up for internet transactions, please call 1-800-345-6611.


HOW TO SELL SHARES
--------------------------------------------------------------------------------
You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, when selling shares by letter of instruction, "good form" means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 10 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.


                                                                            ----

YOUR ACCOUNT

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:


METHOD                 INSTRUCTIONS
Through your           You may call your financial advisor to place your sell
financial advisor      order. To receive the current trading day's price, your
                       financial advisor must receive your request prior to the
                       close of regular trading on the NYSE, usually 4:00 p.m.
                       Eastern time. Your financial advisor may charge you fees for executing a redemption for you.
-----------------------------------------------------------------------------------
By exchange            You or your financial advisor may sell shares of the Fund by exchanging from the Fund into Class Z shares or Class A
                       shares (only if Class Z is not offered) of another fund
                       distributed by Columbia Management Distributors, Inc. at no additional cost. To exchange by telephone, call
                       1-800-422-3737.
-----------------------------------------------------------------------------------
By telephone           You or your financial advisor may sell shares of the Fund by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have
                       notified the Fund of an address change within the previous
                       30 days. The dollar limit for telephone sales is $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to
                       retirement accounts and Health Savings Accounts. For
                       details, call 1-800-799-7526.
-----------------------------------------------------------------------------------
By mail                You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter. Signatures must be guaranteed by either a bank, a
                       member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature
                       Guarantee Program for amounts over $100,000 or for alternate payee or mailing instructions. Additional documentation is required for sales by corporations, agents, fiduciaries,
                       surviving joint owners and individual retirement account
                       owners. For details, call 1-800-345-6611.
                       Mail your letter of instruction to Columbia Management
                       Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------
By wire                You may sell shares of the Fund and request that the
                       proceeds be wired to your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.
                       Generally, the value of your redemptions must be at least
                       equal to $500 in order to have the sale proceeds wired to
                       your bank. There is a $7.50 charge for wiring sale proceeds to your bank. (The transfer agent may waive this fee for
                       omnibus and nominee accounts.) Your bank may charge
                       additional fees for such wire transfer.
-----------------------------------------------------------------------------------
By systematic          You may automatically sell a specified dollar amount or
withdrawal plan        percentage of your account on a monthly, quarterly or semi-
                       annual basis and have the proceeds sent to you if your
                       account balance is at least $5,000. The $5,000 minimum
                       account balance requirement has been waived for wrap
                       accounts. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------
By electronic          You may sell shares of the Fund and request that the
funds transfer         proceeds be electronically transferred to your bank.
                       Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                       request. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------
Through the            You may sell Fund shares through the internet.  You will be
Internet               required to accept the terms of an online agreement and to use a password in order to make internet redemptions. The
                       transfer agent has procedures in place to authenticate
                       electronic instructions given via the internet. For more
                       information on internet transactions, or to sign up for
                       internet transactions, please call 1-800-345-6611.


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.

The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts,

----
 12

YOUR ACCOUNT

the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.


The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.



Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement plan service providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above. In particular, the Bank of America retirement plan service providers permit the reinstatement of future purchase orders for shares of the Fund following various suspension periods.


The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

                                                                            ----

YOUR ACCOUNT


FINANCIAL INTERMEDIARY PAYMENTS

--------------------------------------------------------------------------------

The Fund's distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Fund's distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the money market funds) on an annual basis for payments based on average net assets of the funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the funds (other than the money market funds) attributable to the financial intermediary. The Fund's distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.



Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.40% of the total Fund assets for Class Z shares in the program on an annual basis. As of September 1, 2005, the Fund's Board of Trustees has authorized the Fund to pay up to 0.11% of total Fund assets on an annual basis for providing investor services. The amounts in excess of that paid by the Fund will be borne by the Fund's distributor or its affiliates.



The Fund's distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.



Amounts paid by the Fund's distributor or its affiliates are paid out of the distributor's or its affiliates' own revenue and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Fund's distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Fund's distributor or its affiliates has agreed to make marketing support payments in the Fund's Statement of Additional Information, which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Fund's distributor and the distributor's affiliates and any services your financial intermediary provides, as well as fees and/or commissions it charges. In addition,


----
 14

YOUR ACCOUNT


depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.



OTHER INFORMATION ABOUT YOUR ACCOUNT

--------------------------------------------------------------------------------
HOW THE FUND'S SHARE PRICE IS DETERMINED The price of the Fund's Class Z shares is based on their net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.


AUTOMATIC SALE OF YOUR SHARES The Fund will automatically sell your shares if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below $250. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. If your shares are sold, the transfer agent will remit the balance of your account to you. The transfer agent will send you written notification at least 30 days in advance of any such automatic sale, which will provide details on how you can add money to your account in order to avoid such automatic sale. Generally, you may avoid such automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345-6611 or contact your investment professional for more information. The automatic sale of shares of accounts valued at less than $250 will take place in the second quarter of each calendar year.


                                                                            ----

YOUR ACCOUNT


The Fund may also sell your shares if a financial institution or intermediary instructs the Fund to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the Investment Company Act of 1940 ("ICA").



MINIMUM ACCOUNT BALANCE FEE Beginning in the second quarter of 2007, if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below the minimum initial investment applicable to you, your account will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. The Fund reserves the right to lower the account size trigger point for the minimum balance fee in any year for any class of shares when the Fund believes it is appropriate to do so in light of declines in the market value of Fund shares or sales loads applicable to a particular class of shares, or for other reasons. The transfer agent will reduce the expenses paid by your Fund for transfer agency services by the amount it collects from assessment of this fee. If your Fund has no transfer agency expenses against which to offset the amount collected through assessment of this fee, the transfer agent will pay such amount directly to your Fund. The transfer agent will send you written notification in advance of the imposition of any such fee, which will provide details on how you can add money to your account in order to avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345- 6611 or contact your investment professional for more information.



EXCEPTIONS TO THE AUTOMATIC SALE OF YOUR SHARES AND THE MINIMUM ACCOUNT BALANCE FEE The automatic sale of shares of accounts valued at less than $250 and the minimum account balance fee described above do not apply to shareholders holding their shares through broker-dealer networked accounts, wrap fee and omnibus accounts, accounts with active automatic investment plans or payroll deduction plans, accounts that were created by the automatic conversion of Class B shares to Class A shares, accounts that were created by the automatic conversion of Class G shares to Class T shares, certain qualified retirement plans or Health Savings Accounts. The automatic sale of shares of accounts valued at less than $250 does not apply to individual retirement plans.



SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund.


DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

TYPES OF DISTRIBUTIONS

Dividends              Represents interest and dividends earned from securities
                       held by the Fund, net of expenses incurred by the Fund.
-----------------------------------------------------------------------------------
Capital gains          Represents net long-term capital gains on sales of
                       securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

             -------------------------------------------------------------------

              UNDERSTANDING FUND DISTRIBUTIONS


              The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.

             -------------------------------------------------------------------

----
 16

YOUR ACCOUNT

DISTRIBUTION OPTIONS The Fund distributes any dividends quarterly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

DISTRIBUTION OPTIONS

Reinvest all distributions in additional shares of your
current fund
----------------------------------------------------------------
Reinvest all distributions in shares of another fund
----------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest
capital gains
----------------------------------------------------------------
Receive all distributions in cash (with one of the following options):
  - send the check to your address of record
  - send the check to a third party address
  - transfer the money to your bank via electronic funds
    transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable all subsequent distributions will be reinvested in additional shares of the Fund.



TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account or a Health Savings Account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes.



The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.



In general, any distributions of dividends, interest and short-term capital gains (determined by how long the Fund held the investments that generated them) are taxable as ordinary income. Properly designated distributions of long-term capital gains (determined by how long the Fund held the investments that generated them) are generally taxable as such, regardless of how long you have held your Fund shares. Long-term capital gain rates have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2011. For the taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes.


                                                                            ----

YOUR ACCOUNT

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.


Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws. Foreign persons should consult the Statement of Additional Information.


----
 18

MANAGING THE FUND

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Columbia Management Advisors, LLC ("Columbia Advisors"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Advisors is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.



For the 2006 fiscal year, aggregate advisory fees paid to Columbia Advisors by the Fund, not including pricing and bookkeeping, and other fees paid to Columbia Advisors by the Fund, amounted to 0.55% of average daily net assets of the Fund. A discussion of the factors considered by the Fund's Board of Trustees in approving the Fund's investment advisory contract is included in the Fund's semi-annual report to shareholders for the period ended March 31, 2006.


INVESTMENT SUB-ADVISOR
--------------------------------------------------------------------------------

Nordea Investment Management North America, Inc. ("NIMNAI"), located at 437 Madison Avenue, New York, New York 10022, is the Fund's investment sub-advisor. In its duties as investment sub-advisor, NIMNAI manages the portion of the Fund's assets allocated to foreign securities. The sub-advisory agreement with NIMNAI provides that Columbia Advisors shall pay NIMNAI a monthly fee at the annual rate of 0.40% of the average daily net asset value of that portion of the Fund's assets under management by NIMNAI. NIMNAI offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis. NIMNAI is an indirect wholly owned subsidiary of Nordea AB. NIMNAI has been an investment advisor since 1994.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

VIKRAM J. KURIYAN, PHD, a managing director of Columbia Advisors, is a joint lead manager for the Fund and has managed the Fund since August, 2005. Dr. Kuriyan has been associated with Columbia Advisors or its predecessors since January, 2000.



KAREN WURDACK, PHD, a portfolio manager of Columbia Advisors, is a joint lead manager for the Fund and has managed the Fund since August, 2005. Dr. Wurdack has been associated with Columbia Advisors or its predecessors since August, 1993.



Dr. Kuriyan and Dr. Wurdack are responsible for allocating the Fund's assets among the various asset classes, while investment decisions for the portion of the Fund's assets allocated to each asset class will be made by


                                                                            ----

MANAGING THE FUND

investment professionals with particular expertise in such asset class. The asset classes, and the persons responsible for managing the Fund's assets allocated to each particular asset class, are as follows:

Large-cap growth stocks:    Paul J. Berlinguet, Edward P. Hickey, Roger R. Sullivan,
                            Mary-Ann Ward and John T. Wilson
Large-cap value stocks:     Lori J. Ensinger, Diane L. Sobin, David I. Hoffman and Noah
                            J. Petrucci
Foreign securities:         NIMNAI (Sub-Advisor)
Investment grade bonds:     Leonard A. Aplet

PAUL J. BERLINGUET, a senior vice president of Columbia Advisors and head of Columbia Advisors' Large-Cap Growth Team, is a co-manager for the portion of the Fund allocated to the large-cap growth stocks category and has managed or co-managed that portion of the Fund since October, 2003. Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003. Prior to joining John Hancock Funds in April, 2001, Mr. Berlinguet was head of the Global Technology Research Team and a large cap growth portfolio manager at Baring Asset Management.

EDWARD P. HICKEY, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Fund since June, 2005. Mr. Hickey has been associated with Columbia Advisors or its predecessors since November, 1998.

ROGER R. SULLIVAN, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Fund since June, 2005. Mr. Sullivan has been associated with Columbia Advisors or its predecessors since January, 2005. Prior to January, 2005, Mr. Sullivan was a senior vice president with Putnam Investments from December, 1994 to December, 2004.

MARY-ANN WARD, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Fund since June, 2005. Ms. Ward has been associated with Columbia Advisors or its predecessors since July, 1997.

JOHN T. WILSON, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the large-cap growth stocks category and has co-managed the Fund since August, 2005. Mr. Wilson has been associated with Columbia Advisors or its predecessors since July, 2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large Cap Core Team of State Street Research & Management from May, 1996 to July, 2005.


LORI J. ENSINGER, a managing director of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the large-cap value stocks category and has co-managed that portion of the Fund since September, 2005. Ms. Ensinger has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to 2001, Ms. Ensinger directed the investment strategy for all institutional assets managed under the U.S. large-cap value style at Zurich Scudder Investments, Inc. from 1999 to 2001.



DIANE L. SOBIN, a director of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the large-cap value stocks category and has co-managed that portion of the Fund since September, 2005. Ms. Sobin has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Sobin was a senior vice president with Zurich Scudder Investments, Inc. from February, 2000 to June, 2001.


----
 20

MANAGING THE FUND


DAVID I. HOFFMAN, a director of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the large-cap value stocks category and has co-managed that portion of the Fund since September, 2005. Mr. Hoffman has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Mr. Hoffman was a vice president with Zurich Scudder Investments, Inc. from March, 1999 to July, 2001.



NOAH J. PETRUCCI, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the large-cap value stocks category and has co-managed that portion of the Fund since September, 2005. Mr. Petrucci has been associated with Columbia Advisors or its predecessors since February, 2002. Prior to February, 2002, Mr. Petrucci was employed by Zurich Scudder Investments, Inc. from October, 1996, serving most recently as a product specialist/portfolio manager from April, 2001 to February, 2002.



ROBERT MADSEN, a portfolio manager of NIMNAI, is a co-manager for the portion of the Fund allocated to foreign securities and has co-managed that portion of the Fund since June, 2004. Mr. Madsen has been associated with NIMNAI since 1993.



KLAUS ROPKE, a portfolio manager of NIMNAI, is a co-manager for the portion of the Fund allocated to foreign securities and has co-managed that portion of the Fund since June, 2004. Mr. Ropke has been associated with NIMNAI since 1996.


LEONARD A. APLET, a managing director of Columbia Advisors, is the manager for the portion of the Fund allocated to the investment grade bonds category and has managed that portion of the Fund since March, 2005. Mr. Aplet has been associated with Columbia Advisors or its predecessors since 1987.

The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Fund.

                                                                            ----

MANAGING THE FUND

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which the Columbia Group entered into with the SEC and NYAG in March 2004.



Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.



Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.



As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.



A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.



In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.



On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a


----
 22

MANAGING THE FUND


derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.



On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.



On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.



On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.



In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the ICA and the Investment Advisers Act of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The settlement has not yet been finalized. Any settlement ultimately agreed by the parties will be subject to court approval.



The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.


                                                                            ----

OTHER INVESTMENT STRATEGIES AND RISKS

The Fund's principal investment strategies and their associated risks are described under "The Fund -- Principal Investment Strategies" and "The Fund -- Principal Investment Risks." This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goals, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices and their associated risks are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Fund may not always achieve its investment goals. Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goals or any of its investment strategies.


WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS

--------------------------------------------------------------------------------

When-issued securities and forward commitments are securities that are purchased prior to the date they are actually issued or delivered. These securities involve the risk that they may fall in value by the time they are actually issued or that the other party may fail to honor the contract terms.


TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goals.

----
 24

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's Class Z financial performance. Information is shown for the last six fiscal periods, which run from October 1 to September 30, unless otherwise indicated. Certain information reflects financial results for a single Class Z share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which, for the fiscal years ended September 30, 2004, 2005 and 2006, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for the period ended September 30, 2003 and the fiscal years ended October 31, 2002 and 2001 has been derived from the Fund's financial statements which have been audited by another independent registered public accounting firm, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report containing those financial statements by calling 1-800-426-3750.


THE FUND


                                                             YEAR ENDED                 PERIOD ENDED             YEAR ENDED
                                                           SEPTEMBER 30,                SEPTEMBER 30,           OCTOBER 31,
                                                  2006          2005          2004         2003(A)           2002          2001
                                                Class Z       Class Z       Class Z       Class Z          Class Z       Class Z
                                                -------       -------        ------         -------        --------       ------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                            8.88          8.15          7.65            7.07           7.95         10.75
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income(b)                           0.21          0.18          0.16            0.14           0.19(c)       0.21
Net realized and unrealized gain (loss) on
  investments, foreign currency and
  futures contracts                                0.46          0.74          0.54            0.59          (0.88)(c)     (1.79)
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   0.67          0.92          0.70            0.73          (0.69)        (1.58)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
From net investment income                        (0.21)        (0.19)        (0.20)          (0.15)         (0.19)        (0.22)
From net realized gains                              --            --            --              --             --         (1.00)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to
Shareholders                                      (0.21)        (0.19)        (0.20)          (0.15)         (0.19)        (1.22)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                  9.34          8.88          8.15            7.65           7.07          7.95
---------------------------------------------------------------------------------------------------------------------------------
Total return (%)(d)                                7.60(e)(f)   11.33(e)       9.19           10.38(g)       (8.88)       (16.25)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Operating expenses(h)                              0.79          0.90          0.90            1.00(i)        0.95          0.90
Interest expense                                     --            --            --              --(i)(j)       --(j)         --
Expenses(h)                                        0.79          0.90          0.90            1.00(i)        0.95          0.90
Net investment income(h)                           2.34          2.11          1.99            2.00(i)        2.47(c)       2.52
Waiver/reimbursement                               0.01          0.01            --              --             --            --
Portfolio turnover rate (%)                          98            83            74             109(g)          41            55
Net assets, end of period (000's) ($)             1,175           700           641             340            137            50



 (a) The Fund changed its fiscal year end from October 31 to September 30.




 (b) Per share data was calculated using average shares outstanding during the period.



 (c) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium discount on all debt securities. The effect of this change, for the year ended October 31, 2002, was to decrease the ratio of net investment income to average net assets from 2.51% to 2.47%. The impact to the net investment income and net realized and unrealized loss per share was less than $0.01. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.



 (d) Total return at net asset value assuming all distributions reinvested.



 (e) Had the Investment Advisor and/or its affiliates not waived a portion of expenses, total return would have been reduced.



 (f) Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01%



 (g) Not annualized.



 (h) The benefits derived from custody credits, if applicable, had an impact of less than 0.01%.


 (i) Annualized.

 (j) Rounds to less than 0.01%.

                                                                            ----

APPENDIX A

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class Z shares of the Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the Fund, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart, and is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower.

CLASS Z SHARES

     MAXIMUM SALES
         CHARGE          INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
     -------------       --------------------------------------   ----------------------
         0.00%                         $10,000.00                           5%


      CUMULATIVE RETURN                                            HYPOTHETICAL YEAR-
        BEFORE FEES &     ANNUAL EXPENSE     CUMULATIVE RETURN     END BALANCE AFTER    ANNUAL FEES &
YEAR      EXPENSES            RATIO        AFTER FEES & EXPENSES    FEES & EXPENSES      EXPENSES(1)
----  -----------------   --------------   ---------------------   ------------------   -------------
1           5.00%                0.81%             4.19%               $10,419.00         $   82.70
2          10.25%                0.81%             8.56%               $10,855.56         $   86.16
3          15.76%                0.81%            13.10%               $11,310.40         $   89.77
4          21.55%                0.81%            17.84%               $11,784.31         $   93.53
5          27.63%                0.81%            22.78%               $12,278.07         $   97.45
6          34.01%                0.81%            27.93%               $12,792.52         $  101.54
7          40.71%                0.81%            33.29%               $13,328.53         $  105.79
8          47.75%                0.81%            38.87%               $13,887.00         $  110.22
9          55.13%                0.81%            44.69%               $14,468.86         $  114.84
10         62.89%                0.81%            50.75%               $15,075.11         $  119.65
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                         $ 5,075.11
TOTAL ANNUAL FEES AND
  EXPENSES                                                                                $1,001.65


 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

----
 26

NOTES

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                                                                            ----

NOTES

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 28

NOTES

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                                                                            ----

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.


You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's transfer agent or visiting the Fund's website at:



Columbia Management Services, Inc.


P.O. Box 8081


Boston, MA 02266-8081


1-800-345-6611

www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:


Columbia Funds Series Trust I: 811-4367


- Columbia Liberty Fund

--------------------------------------------------------------------------------

         (ColumbiaFunds Logo)

         A Member of Columbia Management Group


         (C)2007 Columbia Management Distributors, Inc.

         One Financial Center, Boston, MA 02111-2621

         800.426.3750  www.columbiafunds.com                  INT-36/116656-0207

COLUMBIA LIBERTY FUND                         Prospectus, February 1, 2007


CLASS A, B AND C SHARES

Advised by Columbia Management Advisors, LLC


--------------------------------------------------------------------------------
TABLE OF CONTENTS


THE FUND                                                2
---------------------------------------------------------
Investment Goals.....................................   2
Principal Investment Strategies......................   2
Principal Investment Risks...........................   2
Portfolio Holdings Disclosure........................   4
Performance History..................................   5
Your Expenses........................................   7

YOUR ACCOUNT                                            9
---------------------------------------------------------
How to Buy Shares....................................   9
Investment Minimums..................................   9
Sales Charges........................................  10
How to Exchange Shares...............................  14
How to Sell Shares...................................  14
Fund Policy on Trading of Fund Shares................  15
Distribution and Service Fees........................  17
Other Information About Your Account.................  18

MANAGING THE FUND                                      22
---------------------------------------------------------
Investment Advisor...................................  22
Investment Sub-Advisor...............................  22
Portfolio Managers...................................  22
Legal Proceedings....................................  25

OTHER INVESTMENT
STRATEGIES AND RISKS                                   27
---------------------------------------------------------

FINANCIAL HIGHLIGHTS                                   28
---------------------------------------------------------

APPENDIX A                                             31
---------------------------------------------------------


Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

  -----------------------------
  Not FDIC    May Lose Value
   Insured  ------------------
             No Bank Guarantee
  -----------------------------

THE FUND

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks primarily income and capital growth and, secondarily, capital preservation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund allocates its investments among various categories of equity and debt securities, including: large capitalization (large-cap) growth stocks, large-cap value stocks, foreign securities and investment grade bonds of U.S. issuers. Each asset class is managed by a separate portfolio manager or team with experience in investing in that particular class.


The Fund's lead portfolio managers will allocate the Fund's assets among the various asset classes. The lead portfolio managers will adjust the number of asset classes, as well as the portion of the Fund's assets allocated to each class, from time to time, based on their assessment of such factors as relative attractiveness, valuation, fundamentals, quantitative analyses and economic and market expectations.



In selecting equity securities, the Fund's investment advisor favors stocks with long-term growth potential that are expected to outperform their peers over time. Large-cap stocks are stocks of large-size companies that have market capitalizations similar in size to those companies in the Standard & Poor's 500 Index. As of December 31, 2006, that index included companies with capitalizations between approximately $1.3 billion and $46.9 billion. All market capitalizations are determined at the time of purchase.


The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed-income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

The advisor also forecasts the direction and degree of change in long-term interest rates to help in the selection of debt securities. Investment grade debt securities purchased by the Fund will have one of the top four ratings assigned by Standard & Poor's Ratings Group or Moody's Investors Service, Inc., or will be unrated securities determined by the advisor to be of comparable quality. The Fund may also participate in mortgage dollar rolls.

At times, the advisor may maintain cash positions for liquidity purposes, temporary defensive purposes, or to implement the Fund's active allocation strategy.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

----
 2

THE FUND

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities when not obligated to do so.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.


In a dollar roll transaction, the Fund sells a security and simultaneously enters into a commitment to purchase a similar security at a later date. Dollar rolls also involve the risk that the other party may not honor the contract terms.



Derivatives involve special risks and may result in losses. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a


                                                                            ----

THE FUND


potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.


Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PORTFOLIO HOLDINGS DISCLOSURE

--------------------------------------------------------------------------------

A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio securities is available in the Fund's Statement of Additional Information. The Fund discloses its complete portfolio holdings as of a month-end on the Fund's website, www.columbiafunds.com, approximately 30 calendar days after such month-end. Additionally, the Fund discloses its largest 5 equity holdings, as a percent of market value of the Fund's portfolio, as of a month-end on the Fund's website, www.columbiafunds.com, approximately 15 calendar days after such month-end. Once posted, the above information will remain available on such website until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.


----
 4

THE FUND

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares, excluding sales charges. The performance table following the bar chart shows how the Fund's average annual total returns for Class A, B and C shares, including sales charges, compare with those of broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.


             -------------------------------------------------------------------

              UNDERSTANDING PERFORMANCE

              CALENDAR YEAR TOTAL RETURNS show the Fund's Class A share performance for each of the last ten complete calendar years. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

              AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges. Class B share returns do not reflect Class A share returns after conversion of Class B shares to Class A shares (see the section "Your Account -- Sales Charges").


              The Fund's returns are compared to the Standard & Poor's 500 Index ("S&P Index"), an index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Fund's returns are also compared to the Lehman Brothers U.S. Aggregate Bond Index ("Lehman Index"), a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

             -------------------------------------------------------------------

                                                                            ----

THE FUND

CALENDAR YEAR TOTAL RETURNS (CLASS A)

                                  (BAR CHART)

                       26.05%     13.13%      8.70%                                      17.40%      8.81%      5.62%     11.22%
                                                        -1.11%     -9.51%     -12.09%
                        1997       1998       1999       2000       2001       2002       2003       2004       2005       2006



                                            For the periods shown in bar chart:
                                            Best quarter: 2nd quarter 1997, +15.60%
                                            Worst quarter: 3rd quarter 2002, -10.86%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2006



                                                                1 YEAR         5 YEARS         10 YEARS
Class A (%)
  Return Before Taxes                                            4.82            4.45            5.60
  Return After Taxes on Distributions                            3.72            3.75            3.94
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                         3.84            3.50            4.05
-------------------------------------------------------------------------------------------------------
Class B (%)
  Return Before Taxes                                            5.40            4.58            5.43
  Return After Taxes on Distributions                            4.46            4.07            4.03
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                         4.21            3.71            4.09
-------------------------------------------------------------------------------------------------------
Class C (%)
  Return Before Taxes                                            9.43            4.92            5.43(1)
  Return After Taxes on Distributions                            8.48            4.42            4.01(1)
  Return After Taxes on Distributions and Sale of Fund
  Shares                                                         6.83            4.02            4.08(1)
-------------------------------------------------------------------------------------------------------
S&P Index (%)                                                   15.80            6.19            8.42
-------------------------------------------------------------------------------------------------------
Lehman Index (%)                                                 4.33            5.06            6.24



 (1) Class C is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing Fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on April 30, 1982, and Class C shares were initially offered on August 1, 1997.


----
 6

THE FUND

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

             -------------------------------------------------------------------
UNDERSTANDING EXPENSES

              SALES CHARGES are paid directly by shareholders to Columbia Management Distributors, Inc., the Fund's distributor.


              ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time to time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns.


              EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:

              - $10,000 initial investment

              - 5% total return for each year

              - Fund operating expenses remain the same

              - Reinvestment of all dividends and distributions

              - Class B shares convert to Class A shares after eight years
             -------------------------------------------------------------------

                                                                            ----

THE FUND


SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)



                                                                CLASS A         CLASS B         CLASS C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                          5.75            0.00            0.00
-------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or
redemption price)                                               1.00(1)          5.00            1.00
-------------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)              (2)             (2)             (2)



 (1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase.



 (2) There is a $7.50 charge for wiring sale proceeds to your bank.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                                CLASS A         CLASS B         CLASS C
Management fee(1) (%)                                            0.55            0.55            0.55
-------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees(2) (%)                     0.24            0.99            0.99
-------------------------------------------------------------------------------------------------------
Other expenses(3) (%)                                            0.26            0.26            0.26
-------------------------------------------------------------------------------------------------------
Total annual fund operating expenses (%)                         1.05            1.80            1.80



 (1) The Fund pays an investment advisory fee of 0.55%. The Fund's investment adviser has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily assets. The current breakpoint schedule for the Fund is as follows: 0.55% for assets up to $1 billion; 0.50% for assets in excess of $1 billion and up to $1.5 billion; and 0.45% for assets in excess of $1.5 billion.



 (2) The annual service fee portion of the 12b-1 fee may equal up to 0.15% on net assets attributable to shares issued prior to April 1, 1989 and 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all shares that is a blend between the 0.15% and 0.25% rates.



 (3) Other expenses have been restated to reflect contractual changes to the fees paid by the Fund.


EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


CLASS                                                            1 YEAR         3 YEARS         5 YEARS         10 YEARS
Class A                                                           $676           $890           $1,121           $1,784
------------------------------------------------------------------------------------------------------------------------
Class
B:       did not sell your shares                                 $183           $566           $  975           $1,919
         sold all your shares at
         the end of the period                                    $683           $866           $1,175           $1,919
------------------------------------------------------------------------------------------------------------------------
Class
C:       did not sell your shares                                 $183           $566           $  975           $2,116
         sold all your shares at
         the end of the period                                    $283           $566           $  975           $2,116


See Appendix A for additional hypothetical investment and expense information.

----
 8

YOUR ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, "good form" may mean that you have properly placed your order with your financial advisor or the Fund's transfer agent has received your completed application, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:


METHOD                 INSTRUCTIONS
Through your           Your financial advisor can help you establish your account
financial advisor      and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                       your request prior to the close of regular trading on the
                       New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for
                       executing the purchase for you.
-----------------------------------------------------------------------------------
By check               For new accounts, send a completed application and check
(new account)          made payable to Columbia Management Services, Inc., P.O. Box
                       8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------
By check               For existing accounts, fill out and return the additional
(existing account)     investment stub included in your account statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Columbia
                       Management Services, Inc., P.O. Box 8081, Boston, MA
                       02266-8081.
-----------------------------------------------------------------------------------
By exchange            You or your financial advisor may acquire shares of the Fund for your account by exchanging shares you own in a different fund distributed by Columbia Management Distributors, Inc.
                       for shares of the same class (and, in some cases, certain
                       other classes) of the Fund at no additional cost. An
                       exchange to another fund may incur a sales charge if the
                       original purchase was not assessed a sales charge. To
                       exchange by telephone, call 1-800-422-3737.
-----------------------------------------------------------------------------------
By wire                You may purchase shares of the Fund by wiring money from
                       your bank account to your Fund account. To wire funds to
                       your Fund account, call 1-800-422-3737 for wiring
                       instructions.
-----------------------------------------------------------------------------------
By electronic          You may purchase shares of the Fund by electronically
funds transfer         transferring money from your bank account to your Fund
                       account by calling 1-800-422-3737. An electronic funds
                       transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                       prior to your telephone request. Be sure to complete the
                       appropriate section of the application for this feature.
-----------------------------------------------------------------------------------
Automatic              You may make monthly or quarterly investments automatically
investment plan        from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                       transfer. Be sure to complete the appropriate section of the application for this feature.
-----------------------------------------------------------------------------------
Automated dollar       You may purchase shares of the Fund for your account by
cost averaging         exchanging $100 or more each month from another fund for
                       shares of the same class of the Fund at no additional cost.
                       Exchanges will continue so long as your fund balance is
                       sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the
                       $100 minimum) by calling 1-800-345-6611. There may be an
                       additional sales charge if exchanging from a money market
                       fund. Be sure to complete the appropriate section of the
                       account application for this feature.
-----------------------------------------------------------------------------------
By dividend            You may automatically invest dividends distributed by
diversification        another fund into the same class of shares (and, in some
                       cases, certain other classes) of the Fund at no additional sales charge. There may be an additional sales charge if
                       exchanging from a money market fund. To invest your
                       dividends in the Fund, call 1-800-345-6611.
-----------------------------------------------------------------------------------
Through                You may sell Fund shares through the internet. You will be
the Internet           required to accept the terms of an online agreement and to use a password in order to make internet redemptions. The
                       transfer agent has procedures in place to authenticate
                       electronic instructions given via the internet. For more
                       information on internet transactions, or to sign up for
                       internet transactions, please call 1-800-345-6611.


INVESTMENT MINIMUMS
--------------------------------------------------------------------------------

The minimum initial investment for Class A, Class B and Class C shares generally is $2,500. For individual retirement plans (including traditional IRAs, Roth IRAs and Coverdell Education Savings accounts) and non-omnibus group retirement accounts, the minimum initial investment is $1,000. For non-omnibus group retirement plans, the initial investment minimums are determined based on the plan's investment rather than the investment of its individual participants. For investors establishing an automatic investment plan, the minimum


                                                                            ----

YOUR ACCOUNT


initial investment is $50. There is no minimum initial investment for omnibus accounts, wrap accounts or Health Savings Accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.



The minimum investment for additional purchases of Class A, Class B and Class C shares is $50 for all investors subject to a minimum initial investment.



The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


Please see the Statement of Additional Information for more details on investment minimums.

SALES CHARGES
--------------------------------------------------------------------------------

You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge ("CDSC") when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be reduced or waived, as described below and in the Statement of Additional Information. The Board of Trustees has waived sales charges for Health Savings Accounts.


             -------------------------------------------------------------------
CHOOSING A SHARE CLASS

              The Fund offers three classes of shares in this prospectus -- CLASS A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Purchases of $50,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.

              The Fund also offers an additional class of shares, Class Z shares, exclusively to certain institutional and other investors. Class Z shares are made available through a
              separate prospectus provided to eligible institutional and other investors.
             -------------------------------------------------------------------

CLASS A SHARES Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

----
 10

YOUR ACCOUNT

CLASS A SALES CHARGES

                                                                                                      % OF OFFERING
                                                                AS A % OF                                 PRICE
                                                                THE PUBLIC           AS A %            RETAINED BY
                                                                 OFFERING           OF YOUR             FINANCIAL
AMOUNT PURCHASED                                                  PRICE            INVESTMENT            ADVISOR
Less than $50,000                                                  5.75               6.10                5.00
-------------------------------------------------------------------------------------------------------------------
$50,000 to less than $100,000                                      4.50               4.71                3.75
-------------------------------------------------------------------------------------------------------------------
$100,000 to less than $250,000                                     3.50               3.63                2.75
-------------------------------------------------------------------------------------------------------------------
$250,000 to less than $500,000                                     2.50               2.56                2.00
-------------------------------------------------------------------------------------------------------------------
$500,000 to less than $1,000,000                                   2.00               2.04                1.75
-------------------------------------------------------------------------------------------------------------------
$1,000,000 or more                                                 0.00               0.00                0.00


Class A shares bought without an initial sales charge in accounts aggregating $1 million up to $50 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $50 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee-based program or to Health Savings Accounts.


For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

PURCHASES OVER $1 MILLION


AMOUNT PURCHASED                                                COMMISSION %
$1 million to less than $3 million                                  1.00
----------------------------------------------------------------------------
$3 million to less than $50 million                                 0.50
----------------------------------------------------------------------------
$50 million or more                                                 0.25



For group retirement plans, financial advisors are eligible to receive a 1.00% commission from the distributor on purchases, including those in amounts less than $1 million, that are coded as commission eligible trades. In determining the commission payable to a financial intermediary as described in the above table, the breakpoint discount policies described herein under "Reduced Sales Charges for Larger Investments" shall apply.


             -------------------------------------------------------------------

              UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES

              Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your
              shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the
              time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the
              longest.
             -------------------------------------------------------------------

                                                                            ----

YOUR ACCOUNT

REDUCED SALES CHARGES FOR LARGER INVESTMENTS.

   A.  What are the principal ways to obtain a breakpoint discount?

There are two principal ways you may pay a lower sales charge (often referred to as "breakpoint discounts") when purchasing Class A shares of the Fund and other funds in the Columbia family of funds.


RIGHTS OF ACCUMULATION The value of eligible accounts maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart on the previous page) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price.


STATEMENT OF INTENT You also may pay a lower sales charge when purchasing Class A shares by signing a Statement of Intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the Statement of Intent within 13 months. As described in the chart on the previous page, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, the Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information.

   B.  What accounts are eligible for breakpoint discounts?

The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

       - Individual accounts

       - Joint accounts

       - Certain IRA accounts

       - Certain trusts

       - UTMA/UGMA accounts


For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father-in-law and mother-in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Columbia fund shares. An account is not eligible to the extent it holds an institutional class of shares of a Columbia money market fund or Class R shares of any Columbia fund. The value of your investment in a non-institutional class of a Columbia money market fund held in an eligible account may be aggregated with your investments in other funds in the Columbia family of funds to obtain a breakpoint discount through a Right of Accumulation. Non-institutional class investments in Columbia money market funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission.


   C.  How do I obtain a breakpoint discount?

The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your

----
 12

YOUR ACCOUNT

immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's transfer agent, Columbia Management Services, Inc., you will need to provide the foregoing information to a Columbia Management Services, Inc. representative at the time you purchase shares.

   D.  How can I obtain more information about breakpoint discounts?


Certain investors, including affiliates of the Funds, broker/dealers and their affiliates, investors in wrap-fee programs, through fee-based advisers or certain retirement plans, certain shareholders of funds that were reorganized into the Fund as well as investors using the proceeds of redemptions of Fund shares or of certain Bank of America trust or similar accounts, may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. CDSCs may also be waived for redemptions under a systematic withdrawal program, in connection with the death or post-purchase disability of a shareholder, certain medical expenses, charitable gifts, involuntary and tax-related redemptions, or when the selling broker/dealer has agreed to waive or return its commission. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611.



CLASS B SHARES Your purchases of Class B shares are at Class B's net asset value. Purchases up to $50,000 are allowed in Class B shares assuming the combined value of the customer's total assets in the Columbia funds does not reach $50,000. Purchases in Class B shares that bring the combined value of a customer's total assets to $50,000 or above will be rejected. A customer's total assets may include accounts for immediate family members. Group plan accounts are valued at the plan level. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission of 4.00% on sales of Class B shares.


CLASS B SALES CHARGES

                                                                % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                   SHARES ARE SOLD
Through first year                                                   5.00
-------------------------------------------------------------------------------
Through second year                                                  4.00
-------------------------------------------------------------------------------
Through third year                                                   3.00
-------------------------------------------------------------------------------
Through fourth year                                                  3.00
-------------------------------------------------------------------------------
Through fifth year                                                   2.00
-------------------------------------------------------------------------------
Through sixth year                                                   1.00
-------------------------------------------------------------------------------
Longer than six years                                                0.00


Automatic conversion to Class A shares occurs eight years after purchase.


CLASS C SHARES Your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after

                                                                            ----

YOUR ACCOUNT


they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor an up-front commission of 1.00% on sales of Class C shares.


CLASS C SALES CHARGES

                                                                % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                   SHARES ARE SOLD
Through first year                                                   1.00
-------------------------------------------------------------------------------
Longer than one year                                                 0.00

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another fund distributed by Columbia Management Distributors, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling. Certain restrictions on exchanges may apply to participants in Health Savings Accounts, including the limitation that participants may exchange their shares only for shares of other funds currently enrolled in the program offering the Health Savings Account.



You also may exchange your shares through the internet. You will be required to accept the terms of an online agreement and to use a password in order to make internet exchanges. The transfer agent has procedures in place to authenticate electronic instructions given via the internet. For more information on internet transactions, or to sign up for internet transactions, please call 1-800-345-6611.


HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, when selling shares by letter of instruction, "good form" means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) if applicable, you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

----
 14

YOUR ACCOUNT


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 10 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.


OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:


METHOD                 INSTRUCTIONS
Through your           You may call your financial advisor to place your sell
financial advisor      order. To receive the current trading day's price, your
                       financial advisor must receive your request prior to the
                       close of regular trading on the NYSE, usually 4:00 p.m.
                       Eastern time. Your financial advisor may charge you fees for executing a redemption for you.
-----------------------------------------------------------------------------------
By exchange            You or your financial advisor may sell shares of the Fund by exchanging from the Fund into the same share class (and, in some cases, certain other classes) of another fund
                       distributed by Columbia Management Distributors, Inc. at no additional cost. To exchange by telephone, call
                       1-800-422-3737.
-----------------------------------------------------------------------------------
By telephone           You or your financial advisor may sell shares of the Fund by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have
                       notified the Fund of an address change within the previous
                       30 days. The dollar limit for telephone sales is $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to
                       retirement accounts and Health Savings Accounts. For
                       details, call 1-800-799-7526.
-----------------------------------------------------------------------------------
By mail                You may send a signed letter of instruction or, if
                       applicable, stock power form along with any share
                       certificates to be sold to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter. Signatures
                       must be guaranteed by either a bank, a member firm of a
                       national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program
                       for amounts over $100,000 or for alternate payee or mailing instructions. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call
                       1-800-345-6611.
                       Mail your letter of instruction to Columbia Management
                       Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
-----------------------------------------------------------------------------------
By wire                You may sell shares of the Fund and request that the
                       proceeds be wired to your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.
                       Generally, the value of your redemptions must be at least
                       equal to $500 in order to have the sale proceeds wired to
                       your bank. There is a $7.50 charge for wiring sale proceeds to your bank. (The transfer agent may waive this fee for
                       omnibus and nominee accounts.) Your bank may charge
                       additional fees for such wire transfer.
-----------------------------------------------------------------------------------
By systematic          You may automatically sell a specified dollar amount or
withdrawal plan        percentage of your account on a monthly, quarterly or
                       semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. The $5,000 minimum
                       account balance requirement has been waived for wrap
                       accounts. This feature is not available if you hold your
                       shares in certificate form. All dividend and capital gains distributions must be reinvested. Be sure to complete the
                       appropriate section of the account application for this
                       feature.
-----------------------------------------------------------------------------------
By electronic          You may sell shares of the Fund and request that the
funds transfer         proceeds be electronically transferred to your bank.
                       Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                       request. Be sure to complete the appropriate section of the account application for this feature.
-----------------------------------------------------------------------------------
Through the            You may sell Fund shares through the internet. You will be
Internet               required to accept the terms of an online agreement and to use a password in order to make internet redemptions. The
                       transfer agent has procedures in place to authenticate
                       electronic instructions given via the internet. For more
                       information on internet transactions, or to sign up for
                       internet transactions, please call 1-800-345-6611.


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held

                                                                            ----

YOUR ACCOUNT

by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.

The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.


The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.



Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement plan service providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through


----
 16

YOUR ACCOUNT


an omnibus account that may be more or less restrictive than the Fund practices discussed above. In particular, the Bank of America retirement plan service providers permit the reinstatement of future purchase orders for shares of the Fund following various suspension periods.


The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------

12b-1 PLAN The Fund has adopted a plan under Rule 12b-l that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee is calculated by adding (1) 0.15% on net assets attributable to shares issued prior to April 1, 1989 and (2) 0.25% on net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee payable by the Fund that is a blend between the 0.15% and 0.25% rates. For the fiscal year ended September 30, 2006, the combined service fee was 0.24% of the Fund's average net assets. The annual distribution fee may equal up to 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after eight years, eliminating the distribution fee upon conversion.



FINANCIAL INTERMEDIARY PAYMENTS The Fund's distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Fund's distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the money market funds) on an annual basis for payments based on average net assets of the funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the funds (other than the money market funds) attributable to the financial intermediary. The Fund's distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.



Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting,


                                                                            ----

YOUR ACCOUNT


sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets for Class A, B and C shares in the program on an annual basis. As of September 1, 2005, the Fund's Board of Trustees has authorized the Fund to pay up to 0.11% of total Fund assets on an annual basis providing investor services. The amounts in excess of that paid by the Fund will be borne by the Fund's distributor or its affiliates.



The Fund's distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.



Amounts paid by the Fund's distributor or its affiliates are paid out of the distributor's or its affiliates' own revenue and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Fund's distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Fund's distributor or its affiliates has agreed to make marketing support payments in the Fund's Statement of Additional Information, which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Fund's distributor and the distributor's affiliates and any services your financial intermediary provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

----
 18

YOUR ACCOUNT

The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.


AUTOMATIC SALE OF YOUR SHARES The Fund will automatically sell your shares if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below $250. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. If your shares are sold, the transfer agent will remit the balance of your account to you. The transfer agent will send you written notification at least 30 days in advance of any such automatic sale, which will provide details on how you can add money to your account in order to avoid such automatic sale. Generally, you may avoid such automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345-6611 or contact your investment professional for more information. The automatic sale of shares of accounts valued at less than $250 will take place in the second quarter of each calendar year.



The Fund may also sell your shares if a financial institution or intermediary instructs the Fund to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the Investment Company Act of 1940 ("ICA").



MINIMUM ACCOUNT BALANCE FEE Beginning in the second quarter of 2007, if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below the minimum initial investment applicable to you, your account will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. The Fund reserves the right to lower the account size trigger point for the minimum balance fee in any year for any class of shares when the Fund believes it is appropriate to do so in light of declines in the market value of Fund shares or sales loads applicable to a particular class of shares, or for other reasons. The transfer agent will reduce the expenses paid by your Fund for transfer agency services by the amount it collects from assessment of this fee. If your Fund has no transfer agency expenses against which to offset the amount collected through assessment of this fee, the transfer agent will pay such amount directly to your Fund. The transfer agent will send you written notification in advance of the imposition of any such fee, which will provide details on how you can add money to your account in order to avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345-6611 or contact your investment professional for more information.



EXCEPTIONS TO THE AUTOMATIC SALE OF YOUR SHARES AND THE MINIMUM ACCOUNT BALANCE FEE The automatic sale of shares of accounts valued at less than $250 and the minimum account balance fee described above do not apply to shareholders holding their shares through broker-dealer networked accounts, wrap fee and omnibus accounts, accounts with active automatic investment plans or payroll deduction plans, accounts that were created by the automatic conversion of Class B shares to Class A shares, accounts that were created by the automatic


                                                                            ----

YOUR ACCOUNT


conversion of Class G shares to Class T shares, certain qualified retirement plans or Health Savings Account. The automatic sale of shares of accounts valued at less than $250 does not apply to individual retirement plans.



SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you will not be able to sell your shares until you have returned them to the transfer agent.


DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

TYPES OF DISTRIBUTIONS

Dividends              Represents interest and dividends earned from securities
                       held by the Fund, net of expenses incurred by the Fund.
-----------------------------------------------------------------------------------
Capital gains          Represents net long-term capital gains on sales of
                       securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

             -------------------------------------------------------------------

              UNDERSTANDING FUND DISTRIBUTIONS


              The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.

             -------------------------------------------------------------------

DISTRIBUTION OPTIONS The Fund distributes any dividends quarterly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

DISTRIBUTION OPTIONS

Reinvest all distributions in additional shares of your current fund
----------------------------------------------------------------
Reinvest all distributions in shares of another fund
----------------------------------------------------------------
Receive dividends in cash (see options below) and reinvest
capital gains
----------------------------------------------------------------
Receive all distributions in cash (with one of the following options):
  - send the check to your address of record
  - send the check to a third party address
  - transfer the money to your bank via electronic funds
    transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.


TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account or Health Savings Account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes.


----
 20

YOUR ACCOUNT


The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.



In general, any distributions of dividends, interest and short-term capital gains (determined by how long the Fund held the investments that generated them) are taxable as ordinary income. Properly designated distributions of long-term capital gains (determined by how long the Fund held the investments that generated them) are generally taxable as such, regardless of how long you have held your Fund shares. Long-term capital gain rates have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2011. For the taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.


Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws. Foreign persons should consult the Statement of Additional Information.


                                                                            ----

MANAGING THE FUND

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Columbia Management Advisors, LLC ("Columbia Advisors"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Advisors is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.



For the 2006 fiscal year, aggregate advisory fees paid to Columbia Advisors by the Fund, not including pricing and bookkeeping and other fees paid to Columbia Advisors by the Fund, amounted to 0.55% of average daily net assets of the Fund. A discussion of the factors considered by the Fund's Board of Trustees in approving the Fund's investment advisory contract is included in the Fund's semi-annual report to shareholders for the period ended March 31, 2006.


INVESTMENT SUB-ADVISOR
--------------------------------------------------------------------------------

Nordea Investment Management North America, Inc. ("NIMNAI"), located at 437 Madison Avenue, New York, New York 10022, is the Fund's investment sub-advisor. In its duties as investment sub-advisor, NIMNAI manages the portion of the Fund's assets allocated to foreign securities. The sub-advisory agreement with NIMNAI provides that Columbia Advisors shall pay NIMNAI a monthly fee at the annual rate of 0.40% of the average daily net asset value of that portion of the Fund's assets under management by NIMNAI. NIMNAI offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis. NIMNAI is an indirect wholly owned subsidiary of Nordea AB. NIMNAI has been an investment advisor since 1994.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

VIKRAM J. KURIYAN, PHD, a managing director of Columbia Advisors, is a joint lead manager for the Fund and has managed the Fund since August, 2005. Dr. Kuriyan has been associated with Columbia Advisors or its predecessors since January, 2000.



KAREN A. WURDACK, PHD, a portfolio manager of Columbia Advisors, is a joint lead manager for the Fund and has managed the Fund since August, 2005. Dr. Wurdack has been associated with Columbia Advisors or its predecessors since August, 1993.



Dr. Kuriyan and Dr. Wurdack are responsible for allocating the Fund's assets among the various asset classes, while investment decisions for the portion of the Fund's assets allocated to each asset class will be made by investment professionals with particular expertise in such asset class. The asset classes, and the persons responsible for managing the Fund's assets allocated to each particular asset class, are as follows:


----
 22

MANAGING THE FUND

Large-cap growth stocks:    Paul J. Berlinguet, Edward P. Hickey, Roger R. Sullivan,
                            Mary-Ann Ward and John T. Wilson
Large-cap value stocks:     Lori J. Ensinger, Diane L. Sobin, David I. Hoffman and Noah
                            J. Petrucci
Foreign securities:         NIMNAI (Sub-Advisor)
Investment grade bonds:     Leonard A. Aplet

PAUL J. BERLINGUET, a senior vice president of Columbia Advisors and head of Columbia Advisors' Large-Cap Growth Team, is a co-manager for the portion of the Fund allocated to the large-cap growth stocks category and has managed or co-managed that portion of the Fund since October, 2003. Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003. Prior to joining John Hancock Funds in April, 2001, Mr. Berlinguet was head of the Global Technology Research Team and a large cap growth portfolio manager at Baring Asset Management.

EDWARD P. HICKEY, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Fund since June, 2005. Mr. Hickey has been associated with Columbia Advisors or its predecessors since November, 1998.

ROGER R. SULLIVAN, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Fund since June, 2005. Mr. Sullivan has been associated with Columbia Advisors or its predecessors since January, 2005. Prior to January, 2005, Mr. Sullivan was a senior vice president with Putnam Investments from December, 1994 to December, 2004.

MARY-ANN WARD, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Fund since June, 2005. Ms. Ward has been associated with Columbia Advisors or its predecessors since July, 1997.

JOHN T. WILSON, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the large-cap growth stocks category and has co-managed the Fund since August, 2005. Mr. Wilson has been associated with Columbia Advisors or its predecessors since July, 2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large Cap Core Team of State Street Research & Management from May, 1996 to July, 2005.


LORI J. ENSINGER, a managing director of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the large-cap value stocks category and has co-managed that portion of the Fund since September, 2005. Ms. Ensinger has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to 2001, Ms. Ensinger directed the investment strategy for all institutional assets managed under the U.S. large-cap value style at Zurich Scudder Investments, Inc. from 1999 to 2001.



DIANE L. SOBIN, a director of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the large-cap value stocks category and has co-managed that portion of the Fund since September, 2005. Ms. Sobin has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Ms. Sobin was a senior vice president with Zurich Scudder Investments, Inc. from February, 2000 to June, 2001.


                                                                            ----

MANAGING THE FUND


DAVID I. HOFFMAN, a director of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the large-cap value stocks category and has co-managed that portion of the Fund since September, 2005. Mr. Hoffman has been associated with Columbia Advisors or its predecessors since August, 2001. Prior to August, 2001, Mr. Hoffman was a vice president with Zurich Scudder Investments, Inc. from March, 1999 to July, 2001.



NOAH J. PETRUCCI, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the large-cap value stocks category and has co-managed that portion of the Fund since September, 2005. Mr. Petrucci has been associated with Columbia Advisors or its predecessors since February, 2002. Prior to February, 2002, Mr. Petrucci was employed by Zurich Scudder Investments, Inc. from October, 1996, serving most recently as a product specialist/portfolio manager from April, 2001 to February, 2002.



ROBERT MADSEN, a portfolio manager of NIMNAI, is a co-manager for the portion of the Fund allocated to foreign securities and has co-managed that portion of the Fund since June, 2004. Mr. Madsen has been associated with NIMNAI since 1993.



KLAUS ROPKE, a portfolio manager of NIMNAI, is a co-manager for the portion of the Fund allocated to foreign securities and has co-managed that portion of the Fund since June, 2004. Mr. Ropke has been associated with NIMNAI since 1996.


LEONARD A. APLET, a managing director of Columbia Advisors, is the manager for the portion of the Fund allocated to the investment grade bonds category and has managed that portion of the Fund since March, 2005. Mr. Aplet has been associated with Columbia Advisors or its predecessors since 1987.

The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Fund.

----
 24

MANAGING THE FUND


LEGAL PROCEEDINGS

--------------------------------------------------------------------------------

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which the Columbia Group entered into with the SEC and NYAG in March 2004.



Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.



Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.



As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.



A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.



In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.



On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a


                                                                            ----

MANAGING THE FUND


derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.



On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts and the Columbia Acorn Trust. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.



On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.



On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.



In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the ICA and the Investment Advisers Act of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The settlement has not yet been finalized. Any settlement ultimately agreed by the parties will be subject to court approval.



The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.


----
 26

OTHER INVESTMENT STRATEGIES AND RISKS


The Fund's principal investment strategies and their associated risks are described under "The Fund -- Principal Investment Strategies" and "The Fund -- Principal Investment Risks." This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goals, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices and their associated risks are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Fund may not always achieve its investment goals. Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment strategies.



WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS

--------------------------------------------------------------------------------

When-issued securities and forward commitments are securities that are purchased prior to the date they are actually issued or delivered. These securities involve the risk that they may fall in value by the time they are actually issued or that the other party may fail to honor the contract terms.


TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goals.

                                                                            ----

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last six fiscal periods, which run from October 1 to September 30, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which, for the fiscal years ended September 30, 2004, 2005 and 2006, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for the period ended September 30, 2003 and the fiscal years ended October 31, 2002 and 2001, has been derived from the Fund's financial statements which have been audited by another independent registered public accounting firm, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report containing those financial statements by calling 1-800-426-3750.


THE FUND


                                                                   YEAR ENDED               PERIOD ENDED          YEAR ENDED
                                                                 SEPTEMBER 30,              SEPTEMBER 30,        OCTOBER 31,
                                                          2006        2005        2004         2003(A)         2002        2001
                                                        Class A     Class A     Class A       Class A        Class A     Class A
                                                        -------     -------     -------         -------      -------     -------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                    8.36        7.68        7.22            6.68         7.53       10.24
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income(b)                                   0.18        0.15        0.13            0.12         0.16(c)     0.19
Net realized and unrealized gain (loss) on
    investments, foreign currency and futures
    contracts                                              0.44        0.70        0.51            0.55        (0.84)(c)   (1.70)
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           0.62        0.85        0.64            0.67        (0.68)      (1.51)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
From net investment income                                (0.19)      (0.17)      (0.18)          (0.13)       (0.17)      (0.20)
From net realized gains                                      --          --          --              --           --       (1.00)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders              (0.19)      (0.17)      (0.18)          (0.13)       (0.17)      (1.20)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                          8.79        8.36        7.68            7.22         6.68        7.53
---------------------------------------------------------------------------------------------------------------------------------
Total return (%)(d)                                        7.47(e)(f)   11.12(e)    8.92          10.13(g)     (9.19)     (16.38)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Operating expenses(h)                                      1.03        1.13        1.13            1.23(i)      1.18        1.13
Interest expense                                             --          --          --              --(i)(j)      --(j)      --
Expenses(h)                                                1.03        1.13        1.13            1.23(i)      1.18        1.13
Net investment income(h)                                   2.07        1.88        1.73            1.86(i)      2.24(c)     2.29
Waiver/reimbursement                                       0.01        0.01          --              --           --          --
Portfolio turnover rate (%)                                  98          83          74             109(g)        41          55
Net assets, end of period (000's) ($)                   514,826     545,773     574,954         605,859      624,483     757,467



 (a) The Fund changed its fiscal year end from October 31 to September 30.



 (b) Per share data was calculated using average shares outstanding during the period.


 (c) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change, for the year ended October 31, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized gain/loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 2.28% to 2.24%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.


 (d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.


 (e) Had the Investment Advisor and/or its affiliates not waived a portion of expenses, total return would have been reduced.



 (f) Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01%.


 (g) Not annualized.


 (h) The benefits derived from custody credits, if applicable, had an impact of less than 0.01%.

 (i) Annualized.
 (j) Rounds to less than 0.01%.

----
 28

FINANCIAL HIGHLIGHTS

THE FUND


                                                                   YEAR ENDED               PERIOD ENDED          YEAR ENDED
                                                                 SEPTEMBER 30,              SEPTEMBER 30,        OCTOBER 31,
                                                          2006        2005        2004         2003(A)         2002        2001
                                                        Class B     Class B     Class B       Class B        Class B     Class B
                                                        -------     -------     -------         -------      -------     -------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                    8.36        7.68        7.21            6.67         7.51       10.22
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income(b)                                   0.11        0.09        0.07            0.07         0.11(c)     0.13
Net realized and unrealized gain (loss) on
    investments, foreign currency and futures
    contracts                                              0.43        0.70        0.52            0.55        (0.83)(c)   (1.71)
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           0.54        0.79        0.59            0.62        (0.72)      (1.58)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
From net investment income                                (0.12)      (0.11)      (0.12)          (0.08)       (0.12)      (0.13)
From net realized gains                                      --          --          --              --           --       (1.00)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders              (0.12)      (0.11)      (0.12)          (0.08)       (0.12)      (1.13)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                          8.78        8.36        7.68            7.21         6.67        7.51
---------------------------------------------------------------------------------------------------------------------------------
Total return (%)(d)                                        6.55(e)(f)   10.30(e)    8.22           9.33(g)     (9.77)     (17.05)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Operating expenses(h)                                      1.78        1.88        1.88            1.98(i)      1.93        1.88
Interest expense                                             --          --          --              --(i)(j)      --(j)      --
Expenses(h)                                                1.78        1.88        1.88            1.98(i)      1.93        1.88
Net investment income(h)                                   1.31        1.14        0.97            1.11(i)      1.49(c)     1.54
Waiver/reimbursement                                       0.01        0.01          --              --           --          --
Portfolio turnover rate (%)                                  98          83          74             109(g)        41          55
Net assets, end of period (000's) ($)                    85,766     130,724     171,775         218,494      252,598     412,639



 (a) The Fund changed its fiscal year end from October 31 to September 30.



 (b) Per share data was calculated using average shares outstanding during the period.



 (c) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change, for the year ended October 31, 2002, was to decrease the ratio of net investment income to average net assets from 1.53% to 1.49%. The impact to the net investment income and net realized and unrealized gain
     (loss) per share was less than $0.01. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.



 (d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.



 (e) Had the Investment Advisor and/or its affiliates not waived a portion of expenses, total return would have been reduced.



 (f) Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01%.



 (g) Not annualized.



 (h) The benefits derived from custody credits, if applicable, had an impact of less than 0.01%.


 (i) Annualized.

 (j) Rounds to less than 0.01%.

                                                                            ----

FINANCIAL HIGHLIGHTS

THE FUND


                                                                   YEAR ENDED               PERIOD ENDED          YEAR ENDED
                                                                 SEPTEMBER 30,              SEPTEMBER 30,        OCTOBER 31,
                                                          2006        2005        2004         2003(A)         2002        2001
                                                        Class C     Class C     Class C       Class C        Class C     Class C
                                                         -----       -----       -----          -------       -----       ------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                   8.34        7.66        7.20             6.66        7.50        10.21
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income(b)                                  0.11        0.09        0.07             0.07        0.11(c)      0.13
Net realized and unrealized gain (loss) on
  investments, foreign currency and futures
  contracts                                               0.43        0.70        0.51             0.55       (0.83)(c)    (1.71)
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          0.54        0.79        0.58             0.62       (0.72)       (1.58)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
From net investment income                               (0.12)      (0.11)      (0.12)           (0.08)      (0.12)       (0.13)
From net realized gains                                     --          --          --               --          --        (1.00)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders             (0.12)      (0.11)      (0.12)           (0.08)      (0.12)       (1.13)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                         8.76        8.34        7.66             7.20        6.66         7.50
---------------------------------------------------------------------------------------------------------------------------------
Total return (%)(d)                                       6.56(e)(f)  10.33(e)    8.09             9.34(g)    (9.78)      (17.07)
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Operating expenses(h)                                     1.78        1.88        1.88             1.98(i)     1.93         1.88
Interest expense                                            --          --          --               --(i)(j)     --(j)       --
Expenses(h)                                               1.78        1.88        1.88             1.98(i)     1.93         1.88
Net investment income(h)                                  1.31        1.13        0.97             1.11(i)     1.49(c)      1.54
Waiver/reimbursement                                      0.01        0.01          --               --          --           --
Portfolio turnover rate (%)                                 98          83          74              109(g)       41           55
Net assets, end of period (000's) ($)                    5,076       5,478       6,033            8,457       7,873       10,463



 (a) The Fund changed its fiscal year end from October 31 to September 30.



 (b) Per share data was calculated using average shares outstanding during the period.



 (c) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change, for the year ended October 31, 2002, was to decrease the ratio of net investment income to average net assets from 1.53% to 1.49%. The impact to the net investment income and net realized and unrealized loss per share was less than $0.01. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.



 (d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.



 (e) Had the Investment Advisor and/or its affiliates not waived a portion of expenses, total return would have been reduced.



 (f) Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01%.



 (g) Not annualized.



 (h) The benefits derived from custody credits, if applicable, had an impact of less than 0.01%.


 (i) Annualized.

 (j) Rounds to less than 0.01%.

----
 30

APPENDIX A

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION


The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A, B and C shares of the Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after eight years. The annual expense ratios used for the Fund, which are the same as those stated in the Annual Fund Operating Expenses table, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The charts shown below reflect the maximum initial sales charge for Class A shares but do not reflect any contingent deferred sales charges which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.


CLASS A SHARES

     MAXIMUM SALES
         CHARGE          INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
     -------------       --------------------------------------   ----------------------
         5.75%                         $10,000.00                           5%


                                                                       HYPOTHETICAL YEAR-
      CUMULATIVE RETURN                          CUMULATIVE RETURN     END BALANCE AFTER
        BEFORE FEES &       ANNUAL EXPENSE         AFTER FEES &              FEES &         ANNUAL FEES &
YEAR      EXPENSES              RATIO                EXPENSES               EXPENSES         EXPENSES(1)
----  -----------------     --------------       -----------------     ------------------   -------------
1           5.00%                  1.05%              -2.03%(2)            $ 9,797.29         $  675.92
2          10.25%                  1.05%               1.84%               $10,184.28         $  104.90
3          15.76%                  1.05%               5.87%               $10,586.56         $  109.05
4          21.55%                  1.05%              10.05%               $11,004.73         $  113.35
5          27.63%                  1.05%              14.39%               $11,439.42         $  117.83
6          34.01%                  1.05%              18.91%               $11,891.27         $  122.49
7          40.71%                  1.05%              23.61%               $12,360.98         $  127.32
8          47.75%                  1.05%              28.49%               $12,849.24         $  132.35
9          55.13%                  1.05%              33.57%               $13,356.78         $  137.58
10         62.89%                  1.05%              38.84%               $13,884.37         $  143.02
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                             $ 3,884.37
TOTAL ANNUAL FEES AND
  EXPENSES                                                                                    $1,783.81


 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

 (2) Reflects deduction of the maximum initial sales charge.

                                                                            ----

APPENDIX A

CLASS B SHARES

     MAXIMUM SALES
         CHARGE          INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
     -------------       --------------------------------------   ----------------------
         0.00%                         $10,000.00                           5%


                                                                          HYPOTHETICAL
      CUMULATIVE RETURN                          CUMULATIVE RETURN      YEAR-END BALANCE
        BEFORE FEES &       ANNUAL EXPENSE         AFTER FEES &           AFTER FEES &      ANNUAL FEES &
YEAR      EXPENSES              RATIO                EXPENSES               EXPENSES         EXPENSES(1)
----  -----------------     --------------       -----------------      ----------------    -------------
1           5.00%                  1.80%               3.20%               $10,320.00         $  182.88
2          10.25%                  1.80%               6.50%               $10,650.24         $  188.73
3          15.76%                  1.80%               9.91%               $10,991.05         $  194.77
4          21.55%                  1.80%              13.43%               $11,342.76         $  201.00
5          27.63%                  1.80%              17.06%               $11,705.73         $  207.44
6          34.01%                  1.80%              20.80%               $12,080.31         $  214.07
7          40.71%                  1.80%              24.67%               $12,466.88         $  220.92
8          47.75%                  1.80%              28.66%               $12,865.82         $  227.99
9          55.13%                  1.05%              33.74%               $13,374.02         $  137.76
10         62.89%                  1.05%              39.02%               $13,902.30         $  143.20
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                             $ 3,902.30
TOTAL ANNUAL FEES AND
  EXPENSES                                                                                    $1,918.76


CLASS C SHARES

     MAXIMUM SALES
         CHARGE          INITIAL HYPOTHETICAL INVESTMENT AMOUNT   ASSUMED RATE OF RETURN
     -------------       --------------------------------------   ----------------------
         0.00%                         $10,000.00                           5%


                                                                          HYPOTHETICAL
      CUMULATIVE RETURN                          CUMULATIVE RETURN      YEAR-END BALANCE
        BEFORE FEES &       ANNUAL EXPENSE         AFTER FEES &           AFTER FEES &      ANNUAL FEES &
YEAR      EXPENSES              RATIO                EXPENSES               EXPENSES         EXPENSES(1)
----  -----------------     --------------       -----------------      ----------------    -------------
1           5.00%                  1.80%               3.20%               $10,320.00         $  182.88
2          10.25%                  1.80%               6.50%               $10,650.24         $  188.73
3          15.76%                  1.80%               9.91%               $10,991.05         $  194.77
4          21.55%                  1.80%              13.43%               $11,342.76         $  201.00
5          27.63%                  1.80%              17.06%               $11,705.73         $  207.44
6          34.01%                  1.80%              20.80%               $12,080.31         $  214.07
7          40.71%                  1.80%              24.67%               $12,466.88         $  220.92
8          47.75%                  1.80%              28.66%               $12,865.82         $  227.99
9          55.13%                  1.80%              32.78%               $13,277.53         $  235.29
10         62.89%                  1.80%              37.02%               $13,702.41         $  242.82
TOTAL GAIN AFTER FEES
  AND EXPENSES                                                             $ 3,702.41
TOTAL ANNUAL FEES AND
  EXPENSES                                                                                    $2,115.91


 (1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

----
 32

NOTES

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                                                                            ----

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.


You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's transfer agent or visiting the Fund's website at:



Columbia Management Services, Inc.


P.O. Box 8081


Boston, MA 02266-8081


1-800-345-6611

www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:


Columbia Funds Series Trust I: 811-4367


- Columbia Liberty Fund

--------------------------------------------------------------------------------

         (ColumbiaFunds Logo)

         A Member of Columbia Management Group


         (C)2007 Columbia Management Distributors, Inc.

         One Financial Center, Boston, MA 02111-2621

         800.426.3750  www.columbiafunds.com                  INT-36/116548-0207

   Effective March 1, 2004, the Fund is closed to both new investors and new accounts. For more information, see the section entitled "How to Buy Shares."


Columbia Small Cap Core Fund            Prospectus, February 1, 2007
-------------------------------------------------------------------------------


Class A, B and C Shares

Advised by Columbia Management Advisors, LLC

--------------------------------------------------------------------------------
TABLE OF CONTENTS


THE FUND                                  2
--------------------------------------------
Investment Goal.........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  3
Portfolio Holdings Disclosure...........  4
Performance History.....................  4
Your Expenses...........................  6

YOUR ACCOUNT                              8
--------------------------------------------
How to Buy Shares.......................  8
Investment Minimums.....................  9
Sales Charges...........................  9
How to Exchange Shares.................. 13
How to Sell Shares...................... 13
Fund Policy on Trading of Fund Shares... 14
Distribution and Service Fees........... 16
Other Information About Your Account.... 17



MANAGING THE FUND                        21
--------------------------------------------
Investment Advisor...................... 21
Portfolio Managers...................... 21
Legal Proceedings....................... 21

FINANCIAL HIGHLIGHTS                     24
--------------------------------------------

APPENDIX A                               27
--------------------------------------------

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Not FDIC  May Lose Value
       Insured   No Bank Guarantee

The Fund
-------------------------------------------------------------------------------

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The Fund invests mainly in the common stocks of small companies that the Fund's investment advisor believes are undervalued. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies that have market capitalizations similar in size to those companies in the Russell 2000 Index. As of December 31, 2006, that index included companies with capitalizations between approximately $39 million and $3.084 billion. All market capitalizations are determined at the time of purchase. The Fund invests primarily in the common stock of U.S. issuers, but may invest up to 20% of its total assets in foreign equity securities.

Mr. Alfred F. Alley began serving as a co-manager of the Fund on January 2, 2007. Mr. Alley is a member of the Systematic Research Team. The Fund anticipates that the portion of the Fund's assets managed by Mr. Alley will increase over time and eventually represent a substantial minority of the Fund's assets. Mr. Alley employs a disciplined quantitative approach when evaluating the investment potential of companies suitable for the Fund. The quantitative process evaluates each security in terms of factors believed to drive long-term returns. The factors incorporate financial and other information about a company or security in order to judge its relative investment potential along valuation, catalyst, and quality metrics. Portfolio holdings are evaluated on an ongoing basis. Mr. Alley uses the output of the quantitative process and rigorous portfolio construction methodologies to determine final stock selections for the Fund. Mr. Alley may sell securities experiencing a decline in the quantitative ratings or for other reasons.

Messrs. Peter Larson, Richard G. D'Auteuil and Allyn Seymour manage the remainder of the Fund's assets. In selecting portfolio securities for the Fund, Messrs. Larson, D'Auteuil and Seymour look at the underlying strength of companies, their products, their competitive positions and the quality of their management. They also perform research to attempt to identify companies likely to benefit from emerging industry trends and potential market recoveries. A portfolio security may be sold if it is determined that it is no longer undervalued or if there has been a deterioration in the performance of the security or in the financial condition of the issuer.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

As part of its investment strategy, the Fund may buy and sell securities frequently. Such trading usually increases portfolio turnover rates, which usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Such trading may also result in higher brokerage commissions and other transaction costs and additional tax liability, which could reduce the Fund's returns.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.


---

The Fund



PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                             ---

The Fund




PORTFOLIO HOLDINGS DISCLOSURE
--------------------------------------------------------------------------------
A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio securities is available in the Fund's Statement of Additional Information. The Fund discloses its complete portfolio holdings as of a month-end on the Fund's website, www.columbiafunds.com, approximately 30 calendar days after such month-end. Additionally, the Fund discloses its largest 15 holdings, as a percent of market value of the Fund's portfolio, as of a month-end on the Fund's website, www.columbiafunds.com, approximately 15 calendar days after such month-end. Once posted, the above information will remain available on such website until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares, excluding sales charges. The performance table following the bar chart shows how the Fund's average annual total returns for Class A, B and C shares, including sales charges, compare with those of one or more broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted, any expense reduction arrangements may be discontinued at any time. Except as noted, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.


          ------------------------------------------------------------

          UNDERSTANDING PERFORMANCE
          Calendar Year Total Returns show the Fund's Class A share performance for each of the last ten complete calendar years. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

          Average Annual Total Returns are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges.

          The Fund's returns are compared to the Russell 2000 Index, an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. The Fund's returns are also compared to the Standard & Poor's SmallCap 600 Composite Index (S&P SmallCap 600), an unmanaged index that tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P SmallCap 600 is heavily weighted with the stocks of companies with small market capitalizations. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

---

The Fund



 Calendar Year Total Returns (Class A)/(1)/


                                     [CHART]

  1997    1998    1999    2000   2001     2002    2003    2004    2005   2006
 ------  ------  ------  ------  ------  ------  ------  ------  ------ ------
 31.23%  -5.38%  10.71%  16.99%  18.43%  -8.65%  38.81%  16.31%  5.99%  15.93%


                     For the periods shown in bar chart:
                     Best quarter: 2nd quarter 2003, +19.61%
                     Worst quarter: 3rd quarter 2002, -17.80%

(1) The calendar year total returns shown for Class A shares include the returns of Prime A Shares of the Galaxy Small Cap Value Fund (Galaxy Fund), the predecessor to the Fund, for periods prior to November 18, 2002, the date on which Class A shares were initially offered by the Fund. The returns shown for Class A shares also include the returns of Retail A Shares of the Galaxy Fund for periods prior to the inception of Prime A Shares (November 1, 1998). Class A shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class A shares exceed expenses paid by Retail A Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


 Average Annual Total Returns -- for periods ended December 31, 2006



                                                               1 Year  5 Years     10 Years
Class A (%)
  Return Before Taxes                                           9.24   11.30/(1)/  12.52/(1)/
  Return After Taxes on Distributions                           7.49   10.07/(1)/  10.31/(1)/
  Return After Taxes on Distributions and Sale of Fund Shares   8.24    9.52/(1)/   9.96/(1)/
---------------------------------------------------------------------------------------------
Class B (%)
  Return Before Taxes                                          10.00   11.49/(1)/  12.47/(1)/
  Return After Taxes on Distributions                           8.06   10.28/(1)/  10.31/(1)/
  Return After Taxes on Distributions and Sale of Fund Shares   8.99    9.74/(1)/   9.98/(1)/
---------------------------------------------------------------------------------------------
Class C (%)
  Return Before Taxes                                          14.05   11.77/(1)/  12.48/(1)/
  Return After Taxes on Distributions                          12.11   10.57/(1)/  10.32/(1)/
  Return After Taxes on Distributions and Sale of Fund Shares  11.62    9.99/(1)/   9.99/(1)/
---------------------------------------------------------------------------------------------
Russell 2000 Index (%)                                         18.37   11.39        9.44
---------------------------------------------------------------------------------------------
S&P SmallCap 600 (%)                                           15.12   12.49       11.57

(1) The average annual total returns shown include the returns of Prime A Shares (for Class A shares) and Prime B Shares (for Class B shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class A and Class B shares were initially offered by the Fund. The returns shown for Class A shares and Class B shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted, as necessary, to reflect the sales charges applicable to Class A shares and Class B shares, respectively) for periods prior to the date of inception of Prime A and Prime B Shares (November 1, 1998). Class A and Class B shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although

                                                                             ---

The Fund


   returns would have been lower to the extent that expenses for Class A and Class B shares exceed expenses paid by Retail A Shares. The returns shown for Class C shares include the returns of Retail B Shares of the Galaxy Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to November 18, 2002, the date on which Class C shares were initially offered by the Fund. The returns shown for Class C shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to the date of inception of Retail B Shares (November 1, 1998). Class C shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class C shares exceed expenses paid by Retail A and Retail B Shares.

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

          ------------------------------------------------------------

          UNDERSTANDING EXPENSES
          Sales Charges are paid directly by shareholders to Columbia Management Distributors, Inc., the Fund's distributor.

          Annual Fund Operating Expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns.

          Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. Except as noted, the table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:
          .  $10,000 initial investment
          .  5% total return for each year
          .  Fund operating expenses remain the same
          .  Reinvestment of all dividends and distributions
          . Class B shares convert to Class A shares after eight years


 Shareholder Fees (paid directly from your investment)



                                                                       Class A   Class B Class C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                5.75       0.00    0.00
------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)  1.00/(1)/  5.00    1.00
------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                      /(2)/    /(2)/   /(2)/


(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase.
(2) There is a $7.50 charge for wiring sale proceeds to your bank.


---

The Fund



 Annual Fund Operating Expenses (deducted directly from Fund assets)


                                                  Class A   Class B Class C
    Management fee/(1)(2)/ (%)                    0.77       0.77    0.77
    -----------------------------------------------------------------------
    Distribution and service (12b-1) fees (%)     0.25/(3)/  1.00    1.00
    -----------------------------------------------------------------------
    Other expenses (%)/(4)/                       0.19       0.19    0.19
    -----------------------------------------------------------------------
    Acquired Fund Fees and Expenses/(5)/          0.01       0.01    0.01
    -----------------------------------------------------------------------
    Total annual fund operating expenses(%)/(6)/  1.22       1.97    1.97


(1) The Fund pays a management fee of 0.70% and an administration fee of 0.07%.
(2) The Fund's investment advisor has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily net assets. The breakpoint schedule for the Fund is as follows: 0.75% for assets up to $500 million; 0.70% for assets in excess of $500 million and up to $1 billion; 0.65% for assets in excess of $1 billion and up to $1.5 billion; 0.60% for assets in excess of $1.5 billion and up to $2 billion; and 0.55% for assets in excess of $2 billion.
(3) The Fund may pay distribution and service (12b-1) fees up to a maximum of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but will limit such fees to an aggregate of not more than 0.25% for Class A shares during the current fiscal year.
(4) Other expenses have been restated to reflect contractual changes to the fees paid by the Fund.
(5) Acquired Fund Fees and Expenses include fees and expenses associated with the Fund's investments in other investment companies.
(6) Total annual fund operating expenses include Acquired Fund Fees and Expenses. As a result, the amount shown is higher than the ratio of expenses to average net assets included in the section entitled "Financial Highlights" which reflects only those expense paid directly by the fund.


 Example Expenses (your actual costs may be higher or lower)


       Class                             1 Year 3 Years 5 Years 10 Years
       Class A                            $692   $940   $1,207   $1,967
       -----------------------------------------------------------------
       Class B: did not sell your shares  $200   $618   $1,062   $2,102
                sold all your shares at
                the end of the period     $700   $918   $1,262   $2,102
       -----------------------------------------------------------------
       Class C: did not sell your shares  $200   $618   $1,062   $2,296
                sold all your shares
                at the end of the period  $300   $618   $1,062   $2,296


See Appendix A for additional hypothetical investment and expense information.

                                                                             ---

Your Account
-------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------


The Fund is closed to both new investors and new accounts. Shareholders who had an open and funded account with the Fund as of February 27, 2004 (i) may continue to make additional purchases in their accounts, (ii) may continue to reinvest dividends and capital gain distributions, and (iii) are allowed to open new accounts resulting from the transfer of existing assets in the Fund. All retirement plans that are held at the plan level and discretionary wrap programs that invest with the Fund and trade on an omnibus basis which invested in the Fund prior to March 1, 2004, may continue to make additional investments. Certain retirement plans may have required additional time to fund their accounts due to operational constraints. Those retirement plans must have chosen the Fund as an investment option prior to February 1, 2004 and must have been funded by April 5, 2004 in order to continue to make additional purchases in their accounts.


Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, "good form" may mean that you have properly placed your order with your financial advisor or the Fund's transfer agent has received your completed application, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

 Outlined below are the various options for buying shares:


Method             Instructions
Through your       Your financial advisor can help you establish your account financial advisor  and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                   your request prior to the close of regular trading on the
                   New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for
                   executing the purchase for you.
-------------------------------------------------------------------------------
By check           For new accounts, send a completed application and check
(new account)      made payable to the Fund to Columbia Management Services,
                   Inc., P.O. Box 8081, Boston, MA 02266-8081.
-------------------------------------------------------------------------------
By check           For existing accounts, fill out and return the additional
(existing account) investment stub included in your account statement, or send a letter of instruction including your Fund name and
                   account number with a check made payable to the Fund to
                   Columbia Management Services, Inc., P.O. Box 8081, Boston,
                   MA 02266-8081.
-------------------------------------------------------------------------------
By exchange        You or your financial advisor may acquire shares of the
                   Fund for your account by exchanging shares you own in a
                   different fund distributed by Columbia Management
                   Distributors, Inc. for shares of the same class (and, in
                   some cases, certain other classes) of the Fund at no
                   additional cost. An exchange to another fund may incur a
                   sales charge if the original purchase was not assessed a
                   sales charge. There may be an additional sales charge if
                   exchanging from a money market fund. To exchange by
                   telephone, call 1-800-422-3737.
-------------------------------------------------------------------------------
By wire            You may purchase shares of the Fund by wiring money from
                   your bank account to your Fund account. To wire funds to
                   your Fund account, call 1-800-422-3737 for wiring
                   instructions.
-------------------------------------------------------------------------------
By electronic      You may purchase shares of the Fund by electronically
funds transfer     transferring money from your bank account to your Fund
                   account by calling 1-800-422-3737. An electronic funds
                   transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                   prior to your telephone request. Be sure to complete the
                   appropriate section of the application for this feature.
-------------------------------------------------------------------------------
Automatic          You may make monthly or quarterly investments automatically
investment plan    from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                   transfer. Be sure to complete the appropriate section of
                   the application for this feature.
-------------------------------------------------------------------------------


---

Your Account



 Method           Instructions
 Automated dollar You may purchase shares of the Fund for your account by
 cost averaging   exchanging $100 or more each month from another fund for
                  shares of the same class of the Fund at no additional cost.
                  Exchanges will continue so long as your fund balance is
                  sufficient to complete the transfers. You may terminate
                  your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-345-6611. There may
                  be an additional sales charge if exchanging from a money
                  market fund. Be sure to complete the appropriate section of the account application for this feature.
 -----------------------------------------------------------------------------
 By dividend      You may automatically invest dividends distributed by
 diversification  another fund into the same class of shares (and, in some cases, certain other classes) of the Fund at no additional sales charge. There may be an additional sales charge if
                  exchanging from a money market fund. To invest your
                  dividends in the Fund, call 1-800-345-6611.
 -----------------------------------------------------------------------------
 Through the      You may purchase Fund shares through the internet. You will
 internet         be required to accept the terms of an online agreement and to use a password in order to make internet purchases. The transfer agent has procedures in place to authenticate
                  electronic instructions given via the internet. For more
                  information on internet transactions, or to sign up for the internet transactions, please call 1-800-345-6611.


INVESTMENT MINIMUMS
--------------------------------------------------------------------------------

The minimum initial investment for Class A, Class B and Class C shares generally is $2,500. For individual retirement plans (including traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts) and non-omnibus group retirement accounts, the minimum initial investment is $1,000. For non-omnibus group retirement plans, the initial investment minimums are determined based on the plan's investment rather than the investment of its individual participants. For investors establishing an automatic investment plan, the minimum initial investment is $50. There is no minimum initial investment for omnibus accounts, wrap accounts or Health Savings Accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.

The minimum investment for additional purchases of Class A, Class B and Class C shares is $50 for all investors subject to a minimum initial investment.

The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

Please see the Statement of Additional Information for more details on investment minimums.


SALES CHARGES
--------------------------------------------------------------------------------

You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge ("CDSC") when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be reduced or waived, as described below and in the Statement of Additional Information. The Board of Trustees has waived sales charges for Health Savings Accounts.


          ------------------------------------------------------------

          CHOOSING A SHARE CLASS
          The Fund offers three classes of shares in this prospectus -- Class A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Purchases of $50,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.

          The Fund also offers three additional classes of shares, Class T, G and Z shares, exclusively to certain institutional and other investors. Class T, G and Z shares are made available through separate prospectuses provided to eligible institutional and other investors.

                                                                             ---

Your Account



Class A shares Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

 Class A Sales Charges

                                                             % of offering
                                       As a % of                 price
                                       the public   As a %    retained by
                                        offering   of your     financial
      Amount purchased                   price    investment    advisor
      Less than $50,000                   5.75       6.10        5.00
      --------------------------------------------------------------------
      $50,000 to less than $100,000       4.50       4.71        3.75
      --------------------------------------------------------------------
      $100,000 to less than $250,000      3.50       3.63        2.75
      --------------------------------------------------------------------
      $250,000 to less than $500,000      2.50       2.56        2.00
      --------------------------------------------------------------------
      $500,000 to less than $1,000,000    2.00       2.04        1.75
      --------------------------------------------------------------------
      $1,000,000 or more                  0.00       0.00        0.00


Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $50 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee-based program or Health Savings Accounts.


For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

 Purchases Over $1 Million


                Amount purchased                    Commission %
                $1 million to less than $3 million      1.00
                ------------------------------------------------
                $3 million to less than $50 million     0.50
                ------------------------------------------------
                $50 million or more                     0.25



For group retirement plans, financial advisors are eligible to receive a 1.00% commission from the distributor on purchases, including those in amounts less than $1 million, that are coded as commission eligible trades. In determining the commission payable to a financial adviser in the table above, the breakpoint discount policies described herein under "Reduced Sales Charges for Larger Investments" shall apply.


          ------------------------------------------------------------

          UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES
          Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

---

Your Account



Reduced Sales Charges for Larger Investments.

  A. What are the principal ways to obtain a breakpoint discount?

There are two principal ways you may pay a lower sales charge (often referred to as "breakpoint discounts") when purchasing Class A shares of the Fund and other funds in the Columbia family of funds.


Rights of Accumulation The value of eligible accounts maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart on the previous page) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price.


Statement of Intent You also may pay a lower sales charge when purchasing Class A shares by signing a Statement of Intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the Statement of Intent within 13 months. As described in the chart on the previous page, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, the Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information.

  B. What accounts are eligible for breakpoint discounts?

The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

   .  Individual accounts

   .  Joint accounts

   .  Certain IRA accounts

   .  Certain trusts

   .  UTMA/UGMA accounts


For the purposes of obtaining a breakpoint discount, members of your ''immediate family'' include your spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Columbia fund shares. An account is not eligible to the extent it holds an institutional class of shares of a Columbia money market fund or Class R shares of any Columbia fund. The value of your investment in a non-institutional class of a Columbia money market fund held in an eligible account may be aggregated with your investments in other funds in the Columbia family of funds to obtain a breakpoint discount through a Right of Accumulation. Non-institutional class investments in Columbia money market funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission.


  C. How do I obtain a breakpoint discount?

The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia family of funds. To obtain any of the above breakpoint discounts, you must notify your financial

                                                                             ---

Your Account


advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's transfer agent, Columbia Management Services, Inc., you will need to provide the foregoing information to a Columbia Management Services, Inc. representative at the time you purchase shares.

  D. How can I obtain more information about breakpoint discounts?


Certain investors, including affiliates of the Funds, broker/dealers and their affiliates, investors in wrap-fee programs, through fee-based advisers or certain retirement plans, certain shareholders of funds that were reorganized into the Fund as well as investors using the proceeds of redemptions of Fund shares or of certain Bank of America trust or similar accounts, may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. CDSCs may also be waived for redemptions under a systematic withdrawal program, in connection with the death or post-purchase disability of a shareholder, certain medical expenses, charitable gifts, involuntary and tax-related redemptions, or when the selling broker/dealer has agreed to waive or return its commission. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611.

Class B shares Your purchases of Class B shares are at Class B's net asset value. Purchases up to $50,000 are allowed in Class B shares assuming the combined value of the customer's total assets in the Columbia funds does not reach $50,000. Purchases in Class B shares that bring the combined value of a customer's total assets to $50,000 or above will be rejected. A customer's total assets may include accounts for immediate family members. Group plan accounts are valued at the plan level. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission of 4.00% on sales of Class B shares.


 Class B Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                     Through first year             5.00
                 ---------------------------------------------
                     Through second year            4.00
                 ---------------------------------------------
                     Through third year             3.00
                 ---------------------------------------------
                     Through fourth year            3.00
                 ---------------------------------------------
                     Through fifth year             2.00
                 ---------------------------------------------
                     Through sixth year             1.00
                 ---------------------------------------------
                     Longer than six years          0.00



Automatic conversion to Class A shares occurs eight years after purchase.

Class C shares Your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they

---

Your Account


are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor an up-front commission of 1.00% on sales of Class C shares, as described in the chart below.

 Class C Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                     Through first year             1.00
                 ---------------------------------------------
                     Longer than one year           0.00

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another fund distributed by Columbia
Management Distributors, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.


Certain restrictions on exchanges may apply to participants in Health Savings Accounts, including a limitation that participants may exchange their shares only for shares of other funds currently enrolled in the program offering the Health Savings Account.

You also may exchange your shares through the internet. You will be required to accept the terms of an online agreement and to use a password in order to make internet exchanges. The transfer agent has procedures in place to authenticate electronic instructions given via the internet. For more information on internet transactions, or to sign up for internet transactions, please call 1-800-345-6611.


HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, when selling shares by letter of instruction, "good form" means
(i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) if applicable, you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in ''good form''). However, if you purchased your shares by check, the Fund may


                                                                             ---

Your Account



delay sending the proceeds from the sale of your shares for up to 10 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph ''Non-Cash Redemptions'' under the section ''How to Sell Shares'' in the Statement of Additional Information.


 Outlined below are the various options for selling shares:


 Method            Instructions
 Through your      You may call your financial advisor to place your sell
 financial advisor order. To receive the current trading day's price, your financial advisor must receive your request prior to the
                   close of regular trading on the NYSE, usually 4:00 p.m.
                   Eastern time. Your financial advisor may charge you fees
                   for executing a redemption for you.
 ------------------------------------------------------------------------------
 By exchange       You or your financial advisor may sell shares of the Fund
                   by exchanging from the Fund into the same share class (and, in some cases, certain other classes) of another fund
                   distributed by Columbia Management Distributors, Inc. at no additional cost. To exchange by telephone, call
                   1-800-422-3737.
 ------------------------------------------------------------------------------
 By telephone      You or your financial advisor may sell shares of the Fund
                   by telephone and request that a check be sent to your
                   address of record by calling 1-800-422-3737, unless you
                   have notified the Fund of an address change within the
                   previous 30 days. The dollar limit for telephone sales is
                   $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts and Health Savings Accounts. For
                   details, call 1-800-799-7526.
 ------------------------------------------------------------------------------
 By mail           You may send a signed letter of instruction or, if
                   applicable, stock power form along with any share
                   certificates to be sold to the address below. In your
                   letter of instruction, note the Fund's name, share class,
                   account number, and the dollar value or number of shares
                   you wish to sell. All account owners must sign the letter.
                   Signatures must be guaranteed by either a bank, a member
                   firm of a national stock exchange or another eligible
                   guarantor that participates in the Medallion Signature
                   Guarantee Program for amounts over $100,000 or for
                   alternate payee or mailing instructions. Additional
                   documentation is required for sales by corporations,
                   agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.

                   Mail your letter of instruction to Columbia Management
                   Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
 ------------------------------------------------------------------------------
 By wire           You may sell Fund shares and request that the proceeds be
                   wired to your bank. You must set up this feature prior to
                   your request. Be sure to complete the appropriate section
                   of the account application for this feature. Generally, the value of your redemptions must be at least equal to $500 in order to have the sale proceeds wired to your bank. There
                   is a $7.50 charge for wiring sale proceeds to your bank.
                   (The transfer agent may waive this fee for omnibus and
                   nominee accounts.) Your bank may charge additional fees for such wire transfer.
 ------------------------------------------------------------------------------
 By systematic     You may automatically sell a specified dollar amount or
 withdrawal plan   percentage of your account on a monthly, quarterly or
                   semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. The $5,000 minimum
                   account balance requirement has been waived for wrap
                   accounts. This feature is not available if you hold your
                   shares in certificate form. All dividend and capital gains distributions must be reinvested. Be sure to complete the
                   appropriate section of the account application for this
                   feature.
 ------------------------------------------------------------------------------
 By electronic     You may sell shares of the Fund and request that the
 funds transfer    proceeds be electronically transferred to your bank.
                   Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                   request. Be sure to complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 Through the       You may sell Fund shares through the internet. You will be
 internet          required to accept the terms of an online agreement and to use a password in order to make internet redemptions. The
                   transfer agent has procedures in place to authenticate
                   electronic instructions given via the internet. For more
                   information on internet transactions, or to sign up for
                   internet transactions, please call 1-800-345-6611.


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.

---

Your Account



The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.


The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.

Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement plan service providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above. In particular, the Bank of America retirement plan service provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.


                                                                             ---

Your Account



The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
Rule 12b-1 Plan The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.10% for Class A shares and 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. The Fund's Board of Trustees currently limits total payments under the Rule 12b-1 plan for Class A shares to 0.25%. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after eight years, eliminating a portion of the distribution fee upon conversion.


Financial Intermediary Payments The Fund's distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Fund's distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the money market funds) on an annual basis for payments based on average net assets of the funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the funds (other than the money market funds) attributable to the financial intermediary. The Fund's distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets for Class A, B and C shares in the program on an annual basis. As of September 1, 2005, the Fund's Board of Trustees has authorized the Fund to pay up to 0.11% of total Fund assets on an annual basis for providing investor services. The amounts in excess of that paid by the Fund will be borne by the Fund's distributor or its affiliates.


---

Your Account




The Fund's distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Fund's distributor or its affiliates are paid out of the distributor's or its affiliates' own revenue and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Fund's distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Fund's distributor or its affiliates has agreed to make marketing support payments in the Fund's Statement of Additional Information, which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Fund's distributor and the distributor's affiliates and any services your financial intermediary provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.



OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
How the Fund's Share Price is Determined The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur

                                                                             ---

Your Account


between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.


Automatic Sale of Your Shares The Fund will automatically sell your shares if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below $250. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. If your shares are sold, the transfer agent will remit the balance of your account to you. The transfer agent will send you written notification at least 30 days in advance of any such automatic sale, which will provide details on how you can add money to your account in order to avoid such automatic sale. Generally, you may avoid such automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345-6611 or contact your investment professional for more information. The automatic sale of shares of accounts valued at less than $250 will take place in the second quarter of each calendar year.

The Fund may also sell your shares if a financial institution or intermediary instructs the Fund to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the Investment Company Act of 1940 ("ICA").

Minimum Account Balance Fee Beginning in the second quarter of 2007, if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below the minimum initial investment applicable to you, your account will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. The Fund reserves the right to lower the account size trigger point for the minimum balance fee in any year for any class of shares when the Fund believes it is appropriate to do so in light of declines in the market value of Fund shares or sales loads applicable to a particular class of shares, or for other reasons. The transfer agent will reduce the expenses paid by your Fund for transfer agency services by the amount it collects from assessment of this fee. If your Fund has no transfer agency expenses against which to offset the amount collected through assessment of this fee, the transfer agent will pay such amount directly to your Fund. The transfer agent will send you written notification of the imposition of any such fee, which will provide details on how you can add money to your account in order to avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345- 6611 or contact your investment professional for more information.

Exceptions to the Automatic Sale of Your Shares and the Minimum Account Balance Fee The automatic sale of shares of accounts valued at less than $250 and the minimum account balance fee described above do not apply to shareholders holding their shares through broker-dealer networked accounts, wrap fee and omnibus accounts, accounts with active automatic investment plans or payroll deduction plans, accounts that were created by the automatic conversion of Class B shares to Class A shares, accounts that were created by the automatic conversion of Class G shares to Class T shares, certain qualified retirement plans or Health Savings Accounts. The automatic sale of shares of accounts valued at less than $250 does not apply to individual retirement plans.


---

Your Account




Share Certificates Share certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you will not be able to sell your shares until you have returned them to the transfer agent.


Dividends, Distributions and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

   Dividends      Represents interest and dividends earned from securities
                  held by the Fund, net of expenses incurred by the Fund.
  ----------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.


          ------------------------------------------------------------

          UNDERSTANDING FUND DISTRIBUTIONS
          The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.


Distribution Options The Fund distributes any dividends annually and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

 Distribution Options

    Reinvest all distributions in additional shares of your current fund
   --------------------------------------------------------------------------
    Reinvest all distributions in shares of another fund
   --------------------------------------------------------------------------
    Receive dividends in cash (see options below) and reinvest capital gains
   --------------------------------------------------------------------------
    Receive all distributions in cash (with one of the following options):
   .  send the check to your address of record
   .  send the check to a third party address
   .  transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.


Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account or Health Savings Account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes.

The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.


                                                                             ---

Your Account




In general, any distributions of dividends, interest and short-term capital gains (determined by how long the Fund held the investments that generated them) are taxable as ordinary income. Properly designated distributions of long-term capital gains (determined by how long the Fund held the investments that generated them) are generally taxable as such, regardless of how long you have held your Fund shares. Long-term capital gain rates have been temporarily reduced - in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning before January 1, 2011. For the taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws. Foreign persons should consult the Statement of Additional Information.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

---

Managing the Fund
-------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Columbia Management Advisors, LLC ("Columbia Advisors"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Advisors is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.


On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Fund. As a result of the merger, Columbia Advisors is now the investment advisor to the Fund.


For the 2006 fiscal year, aggregate advisory fees paid to Columbia Advisors by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors by the Fund, amounted to 0.70% of average daily net assets of the Fund. A discussion of the factors considered by the Fund's Board of Trustees in approving the Fund's investment advisory contract is included in the Fund's semi-annual report to shareholders for the period ended March 31, 2006.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
Peter Larson, a senior vice president of Columbia Advisors, is the lead manager for the Fund and has managed the Fund, including the predecessor funds, since it commenced operations in 1992. Mr. Larson has been associated with Columbia Advisors or its predecessors since 1963.

Richard G. D'Auteuil, a vice president of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since September, 2005. Mr. D'Auteuil has been associated with Columbia Advisors or its predecessors since May, 1993.

Allyn Seymour, a vice president of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since September, 2005. Mr. Seymour has been associated with Columbia Advisors or its predecessors since September, 1993.


Alfred F. Alley, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since January, 2007. Mr. Alley has been associated with Columbia Advisors or its predecessors since June, 2005. Prior to June, 2005, Mr. Alley was a managing partner of Tandem Trading, LLC from October, 2001 to June, 2005.


The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Fund.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------





On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor")


                                                                             ---

Managing the Fund



(collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court


---

Managing the Fund



for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The settlement has not yet been finalized. Any settlement ultimately agreed by the parties will be subject to court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.


                                                                             ---

Financial Highlights
-------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last six fiscal periods, which run from October 1 to September 30, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which, for the fiscal years ended September 30, 2006, September 30, 2005 and September 30, 2004 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for the period ended September 30, 2003 and for the fiscal years ended October 31, 2002 and 2001 has been derived from the Fund's financial statements which have been audited by another independent registered public accounting firm, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report containing those financial statements by calling 1-800-345-6611.


 The Fund


                                                                                        Period ended
                                                       Year ended September 30,         September 30,    Year ended October 31,
                                                   2006       2005/(a)/     2004/(b)/   2003/(c)(d)/      2002        2001
                                                  Class A      Class A      Class A        Class A       Class A     Class A
                                                -------      --------     --------      -------------    -------     -------
 Net asset value --
 Beginning of period ($)                          19.32        17.54         15.30           12.64        14.05       14.33
-------------------------------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income (loss)/(e)/              (0.06)       (0.06)       (0.07)//        (0.04)//     (0.03)//     0.02//
   Net realized and unrealized gain (loss) on
    investments                                    1.91         2.91          2.75            3.35        (0.07)       1.61
-------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                 1.85         2.85          2.68            3.31        (0.10)       1.63
-------------------------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                        --           --            --              --           --       (0.04)
   From net realized gains                        (1.45)       (1.07)        (0.44)          (0.65)       (1.31)      (1.87)
-------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders    (1.45)       (1.07)        (0.44)          (0.65)       (1.31)      (1.91)
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                19.72        19.32         17.54           15.30        12.64       14.05
-------------------------------------------------------------------------------------------------------------------------------
  Total return (%)/(f)(g)/                        10.08        16.69         17.73           27.25/(h)/   (1.73)      12.87
-------------------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/Supplemental
 Data (%):
   Operating expenses/(i)/                         1.16         1.13          1.15            1.24/(j)/    1.29        1.23
   Interest expense                                  --/(k)/      --            --              --           --          --
   Total net expenses/(i)/                         1.16         1.13          1.15            1.24/(j)/    1.29        1.23
   Net investment income (loss)/(i)/              (0.30)       (0.31)        (0.40)          (0.28)/(j)/  (0.19)       0.17
   Waiver/reimbursement                              --/(k)/      --/(k)/       --/(k)/       0.02/(j)/    0.01        0.04
  Portfolio turnover rate (%)                        14           16            26              19/(h)/      23          46
  Net assets, end of period (000's) ($)         190,390      211,527       211,502          57,462          210         168


(a) On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.
(b) On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.
(c) The Fund changed its fiscal year end from October 31 to September 30.
(d) On November 18, 2002, the Galaxy Small Cap Value Fund, Prime A shares were redesignated Liberty Small Cap Fund, Class A shares.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of the expenses, total return would have been reduced.
(h) Not annualized.

(i) The benefits derived from custody credits had an impact of less than 0.01%.

(j) Annualized.
(k) Rounds to less than 0.01%.

---

Financial Highlights


 The Fund


                                                                                      Period ended
                                                      Year ended September 30,        September 30,   Year ended October 31,
                                                   2006      2005/(a)/    2004/(b)/   2003/(c)(d)/     2002        2001
                                                  Class B    Class B      Class B        Class B      Class B     Class B
                                                -------     --------     --------     -------------   -------     -------
 Net asset value --
 Beginning of period ($)                         18.56        16.89        14.75          12.31        13.82       14.19
----------------------------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment loss/(e)/                      (0.19)       (0.19)       (0.19)         (0.15)       (0.14)      (0.10)
   Net realized and unrealized (gain) loss on
    investments                                   1.81         2.81         2.67           3.24        (0.06)       1.60
----------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                1.62         2.62         2.48           3.09        (0.20)       1.50
----------------------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net realized gains                       (1.45)       (0.95)       (0.34)         (0.65)       (1.31)      (1.87)
----------------------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                               18.73        18.56        16.89          14.75        12.31       13.82
----------------------------------------------------------------------------------------------------------------------------
  Total return (%)/(f)(g)/                        9.17        15.87        16.96          26.14/(h)/   (2.55)      11.91
----------------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/Supplemental
 Data (%):
   Operating expenses/(i)/                        1.91         1.88         1.90           2.10/(j)/    2.12        2.08
   Interest expense                                 --/(k)/      --           --             --           --          --
   Total net expenses/(i)/                        1.91         1.88         1.90           2.10/(j)/    2.12        2.08
   Net investment loss/(i)/                      (1.05)       (1.06)       (1.15)         (1.14)/(j)/  (1.02)      (0.68)
   Waiver/reimbursement                             --/(k)/      --/(k)/      --/(k)/      0.02/(j)/    0.01        0.07
  Portfolio turnover rate (%)                       14           16           26             19/(h)/      23          46
  Net assets, end of period (000's) ($)         39,109       42,439       40,170         11,122          282         198


(a) On October 7, 2005, Columbia Small Cap Fund was renamed Columbia Small Cap Core Fund.
(b) On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.
(c) The Fund changed its fiscal year end from October 31 to September 30.
(d) On November 18, 2002, the Galaxy Small Cap Value Fund, Prime B shares were redesignated Liberty Small Cap Fund, Class B shares.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of the expenses, total return would have been reduced.
(h) Not annualized.

(i) The benefits derived from custody credits had an impact of less than 0.01%.

(j) Annualized.
(k) Rounds to less than 0.01%.

                                                                             ---

Financial Highlights


 The Fund


                                                                                           Period ended
                                                           Year ended September 30,        September 30,
                                                        2006      2005/(a)/    2004/(b)/   2003/(c)(d)/
                                                       Class C    Class C      Class C        Class C
                                                     -------     --------     --------     -------------
 Net asset value --
 Beginning of period ($)                              18.57        16.91        14.77          12.55
----------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment loss/(e)/                           (0.19)       (0.19)       (0.19)         (0.14)
   Net realized and unrealized gain on investments     1.82         2.80         2.67           3.01
----------------------------------------------------------------------------------------------------------
  Total from Investment Operations                     1.63         2.61         2.48           2.87
----------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders:
   From net realized gains                            (1.45)       (0.95)       (0.34)         (0.65)
----------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period (%)                                    18.75        18.57        16.91          14.77
----------------------------------------------------------------------------------------------------------
  Total return (%)/(f)(g)/                             9.23        15.79        16.94          23.90/(h)/
----------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/
 Supplemental Data (%):
   Operating expenses/(i)/                             1.91         1.88         1.90           2.03/(j)/
   Interest expense                                      --/(k)/      --           --             --
   Total net expenses/(i)/                             1.91         1.88         1.90           2.03/(j)/
   Net investment loss/(i)/                           (1.05)       (1.06)       (1.15)         (1.10)/(j)/
   Waiver/reimbursement                                  --/(k)/      --/(k)/      --/(k)/      0.02/(j)/
  Portfolio turnover rate(%)                             14           16           26             19/(h)/
  Net assets, end of period (000's) ($)              46,241       56,163       64,686         12,670


(a) On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.
(b) On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.
(c) The Fund changed its fiscal year end from October 31 to September 30.
(d) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.

(i) The benefits derived from custody credits had an impact of less than 0.01%.

(j) Annualized.
(k) Rounds to less than 0.01%.

---

                                  APPENDIX A
                                  ------------

Hypothetical Investment and Expense Information


The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A, B and C shares of the Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after eight years. The annual expense ratios used for the Fund, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge for Class A shares but do not reflect any contingent deferred sales charges which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

Class A Shares



  Maximum Sales Charge    Initial Hypothetical Investment Amount  Assumed Rate of Return
         5.75%                          $10,000.00                          5%





                                                                      Hypothetical
                        Cumulative                    Cumulative        Year-End
                       Return Before     Annual      Return After     Balance After        Annual
        Year          Fees & Expenses Expense Ratio Fees & Expenses  Fees & Expenses Fees & Expenses/(1)/
          1                 5.00%         1.22%          -2.19%/(2)/ $ 9,781.27           $  692.16
---------------------------------------------------------------------------------------------------------
          2                10.25%         1.22%             1.51%    $10,151.00           $  121.59
---------------------------------------------------------------------------------------------------------
          3                15.76%         1.22%             5.35%    $10,534.70           $  126.18
---------------------------------------------------------------------------------------------------------
          4                21.55%         1.22%             9.33%    $10,932.92           $  130.95
---------------------------------------------------------------------------------------------------------
          5                27.63%         1.22%            13.46%    $11,346.18           $  135.90
---------------------------------------------------------------------------------------------------------
          6                34.01%         1.22%            17.75%    $11,775.07           $  141.04
---------------------------------------------------------------------------------------------------------
          7                40.71%         1.22%            22.20%    $12,220.16           $  146.37
---------------------------------------------------------------------------------------------------------
          8                47.75%         1.22%            26.82%    $12,682.09           $  151.90
---------------------------------------------------------------------------------------------------------
          9                55.13%         1.22%            31.61%    $13,161.47           $  157.65
---------------------------------------------------------------------------------------------------------
         10                62.89%         1.22%            36.59%    $13,658.97           $  163.60
---------------------------------------------------------------------------------------------------------
Total Gain After Fees
 & Expenses                                                          $ 3,658.97
---------------------------------------------------------------------------------------------------------
Total Annual Fees &
 Expenses                                                                                 $1,967.34
---------------------------------------------------------------------------------------------------------


(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.
(2) Reflects deduction of the maximum initial sales charge.


                                                                             ---

Appendix A



Class B Shares



   Maximum Sales Charge      Initial Hypothetical     Assumed Rate of Return
                              Investment Amount
          0.00%                   $10,000.00                    5%



                                                                     Hypothetical
                        Cumulative                    Cumulative       Year-End
                       Return Before     Annual      Return After    Balance After        Annual
        Year          Fees & Expenses Expense Ratio Fees & Expenses Fees & Expenses Fees & Expenses/(1)/
          1                 5.00%         1.97%           3.03%       $10,303.00         $  199.98
--------------------------------------------------------------------------------------------------------
          2                10.25%         1.97%           6.15%       $10,615.18         $  206.04
--------------------------------------------------------------------------------------------------------
          3                15.76%         1.97%           9.37%       $10,936.82         $  212.29
--------------------------------------------------------------------------------------------------------
          4                21.55%         1.97%          12.68%       $11,268.21         $  218.72
--------------------------------------------------------------------------------------------------------
          5                27.63%         1.97%          16.10%       $11,609.63         $  225.35
--------------------------------------------------------------------------------------------------------
          6                34.01%         1.97%          19.61%       $11,961.41         $  232.17
--------------------------------------------------------------------------------------------------------
          7                40.71%         1.97%          23.24%       $12,323.84         $  239.21
--------------------------------------------------------------------------------------------------------
          8                47.75%         1.97%          26.97%       $12,697.25         $  246.46
--------------------------------------------------------------------------------------------------------
          9                55.13%         1.22%          31.77%       $13,177.20         $  157.83
--------------------------------------------------------------------------------------------------------
         10                62.89%         1.22%          36.75%       $13,675.30         $  163.80
--------------------------------------------------------------------------------------------------------
Total Gain After Fees
 and Expenses                                                         $ 3,675.30
--------------------------------------------------------------------------------------------------------
Total Annual Fees and
 Expenses                                                                                $2,101.85



Class C Shares


   Maximum Sales Charge      Initial Hypothetical     Assumed Rate of Return
                              Investment Amount
          0.00%                   $10,000.00                    5%


                                                                     Hypothetical
                        Cumulative                    Cumulative       Year-End
                       Return Before     Annual      Return After    Balance After        Annual
        Year          Fees & Expenses Expense Ratio Fees & Expenses Fees & Expenses Fees & Expenses/(1)/
          1                 5.00%         1.97%           3.03%       $10,303.00         $  199.98
--------------------------------------------------------------------------------------------------------
          2                10.25%         1.97%           6.15%       $10,615.18         $  206.04
--------------------------------------------------------------------------------------------------------
          3                15.76%         1.97%           9.37%       $10,936.82         $  212.29
--------------------------------------------------------------------------------------------------------
          4                21.55%         1.97%          12.68%       $11,268.21         $  218.72
--------------------------------------------------------------------------------------------------------
          5                27.63%         1.97%          16.10%       $11,609.63         $  225.35
--------------------------------------------------------------------------------------------------------
          6                34.01%         1.97%          19.61%       $11,961.41         $  232.17
--------------------------------------------------------------------------------------------------------
          7                40.71%         1.97%          23.24%       $12,323.84         $  239.21
--------------------------------------------------------------------------------------------------------
          8                47.75%         1.97%          26.97%       $12,697.25         $  246.46
--------------------------------------------------------------------------------------------------------
          9                55.13%         1.97%          30.82%       $13,081.97         $  253.93
--------------------------------------------------------------------------------------------------------
         10                62.89%         1.97%          34.78%       $13,478.36         $  261.62
--------------------------------------------------------------------------------------------------------
Total Gain After Fees
 and Expenses                                                         $ 3,478.36
--------------------------------------------------------------------------------------------------------
Total Annual Fees and
 Expenses                                                                                $2,295.77


(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.



---

Notes
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                                                                             ---

Notes


================================================================================

---

Notes


================================================================================

                                                                             ---

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.


You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's transfer agent or visiting the Fund's website at:

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:


Columbia Funds Series Trust I: 811-04367

..  Columbia Small Cap Core Fund


--------------------------------------------------------------------------------



[LOGO] ColumbiaFunds

       A Member of Columbia Management Group

       (C)2007 Columbia Management Distributors, Inc.
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.columbiafunds.com
                                                             INT-36/116448-0207

   Effective March 1, 2004, the Fund is closed to both new investors and new accounts. For more information, see the section entitled "How to Buy Shares."


Columbia Small Cap Core Fund            Prospectus, February 1, 2007
-------------------------------------------------------------------------------


Class T and G Shares

Advised by Columbia Management Advisors, LLC

--------------------------------------------------------------------------------
TABLE OF CONTENTS


THE FUND                                  2
--------------------------------------------
Investment Goal.........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  3
Portfolio Holdings Disclosure...........  4
Performance History.....................  4
Your Expenses...........................  6

YOUR ACCOUNT                              8
--------------------------------------------
How to Buy Shares.......................  8
Investment Minimums.....................  9
Sales Charges...........................  9
How to Exchange Shares.................. 12
How to Sell Shares...................... 13
Fund Policy on Trading of Fund Shares... 14
Distribution and Service Fees........... 15
Other Information About Your Account.... 16



MANAGING THE FUND                        20
--------------------------------------------
Investment Advisor...................... 20
Portfolio Managers...................... 20
Legal Proceedings....................... 21

FINANCIAL HIGHLIGHTS                     23
--------------------------------------------

APPENDIX A                               25
--------------------------------------------

Class T and G shares are sold only to investors who received (and who have continuously held) Class T or G shares in connection with the merger of certain Galaxy Funds into various Columbia Funds (formerly named Liberty Funds).

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Not FDIC    May Lose Value
       Insured     No Bank Guarantee

The Fund
-------------------------------------------------------------------------------

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------



The Fund invests mainly in the common stocks of small companies that the Fund's investment advisor believes are undervalued. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies that have market capitalizations similar in size to those companies in the Russell 2000 Index. As of December 31, 2006, that index included companies with capitalizations between approximately $39 million and $3.084 billion. All market capitalizations are determined at the time of purchase. The Fund invests primarily in the common stock of U.S. issuers, but may invest up to 20% of its total assets in foreign equity securities.



Mr. Alfred F. Alley began serving as a co-manager of the Fund on January 2, 2007. Mr. Alley is a member of the Systematic Research Team. The Fund anticipates that the portion of the Fund's assets managed by Mr. Alley will increase over time and eventually represent a substantial minority of the Fund's assets. Mr. Alley employs a disciplined quantitative approach when evaluating the investment potential of companies suitable for the Fund. The quantitative process evaluates each security in terms of factors believed to drive long-term returns. The factors incorporate financial and other information about a company or security in order to judge its relative investment potential along valuation, catalyst, and quality metrics. Portfolio holdings are evaluated on an ongoing basis. Mr. Alley uses the output of the quantitative process and rigorous portfolio construction methodologies to determine final stock selections for the Fund. Mr. Alley may sell securities experiencing a decline in the quantitative ratings or for other reasons.



Messrs. Peter Larson, Richard G. D'Auteuil and Allyn Seymour manage the remainder of the Fund's assets. In selecting portfolio securities for the Fund, Messrs. Larson, D'Auteuil and Seymour look at the underlying strength of companies, their products, their competitive positions and the quality of their management. They also perform research to attempt to identify companies likely to benefit from emerging industry trends and potential market recoveries. A portfolio security may be sold if it is determined that it is no longer undervalued or if there has been a deterioration in the performance of the security or in the financial condition of the issuer.



At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.



As part of its investment strategy, the Fund may buy and sell securities frequently. Such trading usually increases portfolio turnover rates, which usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Such trading may also result in higher brokerage commissions and other transaction costs and additional tax liability, which could reduce the Fund's returns.



In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.




---

The Fund



PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                             ---

The Fund




PORTFOLIO HOLDINGS DISCLOSURE

--------------------------------------------------------------------------------

A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio securities is available in the Fund's Statement of Additional Information. The Fund discloses its complete portfolio holdings as of a month-end on the Fund's website, www.columbiafunds.com, approximately 30 calendar days after such month-end. Additionally, the Fund discloses its largest 15 holdings, as a percent of market value of the Fund's portfolio, as of a month-end on the Fund's website, www.columbiafunds.com, approximately 15 calendar days after such month-end. Once posted, the above information will remain available on such website until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class T shares, excluding sales charges. The performance table following the bar chart shows how the Fund's average annual total returns for Class T and G shares, including sales charges, compare with those of one or more broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted, any expense reduction arrangements may be discontinued at any time. Except as noted, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.


          ------------------------------------------------------------

          UNDERSTANDING PERFORMANCE
          Calendar Year Total Returns show the Fund's Class T share performance for each of the last ten complete calendar years. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

          Average Annual Total Returns are a measure of the Fund's average performance over the past one-year, five-year and ten year periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges.

          The Fund's returns are compared to the Russell 2000 Index, an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. The Fund's returns are also compared to the Standard & Poor's SmallCap 600 Composite Index (S&P SmallCap 600), an unmanaged index that tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P SmallCap 600 is heavily weighted with the stocks of companies with small market capitalizations. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

---

The Fund



 Calendar Year Total Returns (Class T)/(1)/


                                    [CHART]

 1997    1998    1999    2000    2001    2002    2003   2004    2005   2006
------  ------  ------  ------  ------  ------  ------  ------  -----  -----
31.23%  -5.66%  10.45%  16.61%  18.29%  -8.63%  38.58%  16.20%  5.97%  15.86%


                     For the periods shown in bar chart:
                     Best quarter: 2nd quarter 2003, +19.52%
                     Worst quarter: 3rd quarter 2002, -17.80%

(1) The calendar year total returns shown for Class T shares include the returns of Retail A Shares of the Galaxy Small Cap Value Fund (Galaxy
    Fund), the predecessor to the Fund, for periods prior to November 18, 2002, the date on which Class T shares were initially offered by the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


 Average Annual Total Returns -- for periods ended December 31, 2006





                                                              1 Year  5 Years     10 Years
Class T (%)
 Return Before Taxes                                           9.17   11.23/(1)/  12.38/(1)/
 Return After Taxes on Distributions                           7.40   10.00/(1)/  10.19/(1)/
 Return After Taxes on Distributions and Sale of Fund Shares   8.22    9.47/(1)/   9.85/(1)/
--------------------------------------------------------------------------------------------
Class G (%)
 Return Before Taxes                                          10.08   11.37/(1)/  12.41/(1)/
 Return After Taxes on Distributions                           8.12   10.14/(1)/  10.24/(1)/
 Return After Taxes on Distributions and Sale of Fund Shares   9.04     9.63/(1)/   9.93/(1)/
--------------------------------------------------------------------------------------------
Russell 2000 Index (%)                                        18.37   11.39        9.44
--------------------------------------------------------------------------------------------
S&P SmallCap 600 (%)                                          15.12   12.49       11.57

(1) The average annual total returns shown include the returns of Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class T and Class G shares were initially offered by the Fund. The returns shown for Class G shares also include the returns of Retail A Shares (adjusted to reflect the sales charges applicable to Class G shares) for periods prior to the inception of Retail B Shares of the Galaxy Fund (November 1, 1998). Retail A Shares were initially offered on February 12, 1993. Class G shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class G shares exceed expenses paid by Retail A Shares.

                                                                             ---

The Fund



YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

          ------------------------------------------------------------

          UNDERSTANDING EXPENSES
          Sales Charges are paid directly by shareholders to Columbia Management Distributors, Inc., the Fund's distributor.

          Annual Fund Operating Expenses are paid by the Fund. They include management and administration fees, 12b-1 fees, shareholder service fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns.

          Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. Except as noted, the table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:
          .  $10,000 initial investment
          .  5% total return for each year
          .  Fund operating expenses remain the same
          .  Reinvestment of all dividends and distributions
          . Class G shares convert to Class T shares after eight years


 Shareholder Fees/ /(paid directly from your investment)



                                                                       Class T   Class G
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                5.75       0.00
----------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)  1.00/(1)/  5.00
----------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                      /(2)/     (2)




(1) This charge applies only to certain Class T shares bought without an initial sales charge that are sold within 12 months of purchase.


(2) There is a $7.50 charge for wiring sale proceeds to your bank.


---

The Fund




 Annual Fund Operating Expenses (deducted directly from Fund assets)


                                                     Class T    Class G
      Management fee/(1) (2)/ (%)                    0.77       0.77
      -------------------------------------------------------------------
      Distribution and service (12b-1) fees (%)      0.00       0.95/(3)/
      -------------------------------------------------------------------
      Other expenses/(5)/ (%)                        0.49/(4)/  0.19
      -------------------------------------------------------------------
      Acquired Fund Fees and Expenses/(6)/           0.01       0.01
      -------------------------------------------------------------------
      Total annual fund operating expenses (%)/(7)/  1.27       1.92


(1) The Fund pays a management fee of 0.70% and an administration fee of 0.07%.


(2) The Fund's investment advisor has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily net assets. The breakpoint schedule for the Fund is as follows: 0.75% for assets up to $500 million; 0.70% for assets in excess of $500 million and up to $1 billion; 0.65% for assets in excess of $1 billion and up to $1.5 billion; 0.60% for assets in excess of $1.5 billion and up to $2 billion; and 0.55% for assets in excess of $2 billion.


(3) The Fund may pay distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate of not more than 0.95% during the current fiscal year.


(4) The Fund may pay shareholder service fees (which are included in other expenses) up to a maximum of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative services), but will limit such fees to an aggregate fee of not more than 0.30% during the current fiscal year.


(5) Other expenses have been restated to reflect contractual changes to the fees paid by the Fund.




(6) Acquired Fund Fees and Expenses include fees and expenses associated with the Fund's investments in other investment companies.


(7) Total annual fund operating expenses include Acquired Fund Fees and Expenses. As a result, the amount shown is higher than the ratio of expenses to average net assets included in the section entitled "Financial Highlights" which reflects only those expense paid directly by the fund.


 Example Expenses (your actual costs may be higher or lower)


       Class                             1 Year 3 Years 5 Years 10 Years
       Class T                            $697  $  955  $1,232   $2,021
       -----------------------------------------------------------------
       Class G: did not sell your shares  $195  $  603  $1,037   $2,075
                sold all your shares at
                the end of the period     $695  $1,003  $1,337   $2,075


See Appendix A for additional hypothetical investment and expense information.

                                                                             ---

Your Account
-------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------

The Fund is closed to both new investors and new accounts. Shareholders who had an open and funded account with the Fund as of February 27, 2004 (i) may continue to make additional purchases in their accounts, (ii) may continue to reinvest dividends and capital gain distributions, and (iii) are allowed to open new accounts resulting from the transfer of existing assets in the Fund. All retirement plans that are held at the plan level and discretionary wrap programs that invest with the Fund and trade on an omnibus basis which invested in the Fund prior to March 1, 2004, may continue to make additional investments. Certain retirement plans may have required additional time to fund their accounts due to operational constraints. Those retirement plans must have chosen the Fund as an investment option prior to February 1, 2004 and must have been funded by April 5, 2004 in order to continue to make additional purchases in their accounts.


Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, "good form" may mean that you have properly placed your order with your financial advisor or the Fund's transfer agent has received your completed application, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

 Outlined below are the various options for buying shares:


Method               Instructions
Through your         Your financial advisor can help you establish your account
financial advisor    and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                     your request prior to the close of regular trading on the
                     New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for
                     executing the purchase for you.
---------------------------------------------------------------------------------
By check             For existing accounts, fill out and return the additional
(existing account)   investment stub included in your account statement, or send a letter of instruction including your Fund name and
                     account number with a check made payable to the Fund to
                     Columbia Management Services, Inc., P.O. Box 8081, Boston,
                     MA 02266-8081.
---------------------------------------------------------------------------------
By exchange          You or your financial advisor may acquire shares of the
                     Fund for your account by exchanging Class T or Class G
                     shares you own in a different fund distributed by Columbia
                     Management Distributors, Inc. for shares of the same class
                     (and, in some cases, certain other classes) of the Fund at no additional cost. An exchange to another fund may incur a sales charge if the original purchase was not assessed a
                     sales charge. There may be an additional sales charge if
                     exchanging from a money market fund. To exchange by
                     telephone, call 1-800-422-3737.
---------------------------------------------------------------------------------
By wire              You may purchase shares of the Fund by wiring money from
                     your bank account to your Fund account. To wire funds to
                     your Fund account, call 1-800-422-3737 for wiring
                     instructions.
---------------------------------------------------------------------------------
By electronic        You may purchase shares of the Fund by electronically
funds transfer       transferring money from your bank account to your Fund
                     account by calling 1-800-422-3737. An electronic funds
                     transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                     prior to your telephone request. Be sure to complete the
                     appropriate section of the application for this feature.
---------------------------------------------------------------------------------
Automatic            You may make monthly or quarterly investments automatically
investment plan      from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                     transfer. Be sure to complete the appropriate section of
                     the application for this feature.
---------------------------------------------------------------------------------
Automated dollar     You may purchase shares of the Fund for your account by
cost averaging       exchanging $100 or more each month from another fund for
                     shares of the same class of the Fund at no additional cost.
                     Exchanges will continue so long as your fund balance is
                     sufficient to complete the transfers. You may terminate
                     your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-345-6611. There may
                     be an additional sales charge if exchanging from a money
                     market fund. Be sure to complete the appropriate section of the account application for this feature.
---------------------------------------------------------------------------------
By dividend          You may automatically invest dividends distributed by
diversification      another fund into the same class of shares (and, in some
                     cases, certain other classes) of the Fund at no additional sales charge. There may be an additional sales charge if
                     exchanging from a money market fund. To invest your
                     dividends in the Fund, call 1-800-345-6611.
---------------------------------------------------------------------------------
Through the internet You may purchase Fund shares through the internet. You will be required to accept the terms of an online agreement and to use a password in order to make internet purchases. The transfer agent has procedures in place to authenticate
                     electronic instructions given via the internet. For more
                     information on internet transactions, or to sign up for the internet transactions, please call 1-800-345-6611.


---

Your Account



INVESTMENT MINIMUMS
--------------------------------------------------------------------------------



The minimum initial investment for Class T and Class G shares generally is $2,500. For individual retirement plans (including traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts) and non-omnibus group retirement accounts, the minimum initial investment is $1,000. For non-omnibus group retirement plans, the investment minimums are determined based on the plan's investment rather than the investment of its individual participants. For investors establishing an automatic investment plan, the minimum initial investment is $50. There is no minimum initial investment for omnibus accounts or wrap accounts.



The minimum investment for additional purchases of Class T and Class G shares is $50 for all investors subject to a minimum initial investment.



The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.



Class T and Class G shares are sold only to investors who received (and who have continuously held) Class T or Class G shares in connection with the merger of certain Galaxy Funds into various Columbia Funds (formerly named Liberty Funds).



Please see the Statement of Additional Information for more details on investment minimums


SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge ("CDSC") when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be reduced or waived, as described below and in the Statement of Additional Information.

Class T shares Your purchases of Class T shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class T shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

 Class T Sales Charges

                                                             % of offering
                                       As a % of                 price
                                       the public   As a %    retained by
                                        offering   of your     financial
      Amount purchased                   price    investment    advisor
      Less than $50,000                   5.75       6.10        5.00
      --------------------------------------------------------------------
      $50,000 to less than $100,000       4.50       4.71        3.75
      --------------------------------------------------------------------
      $100,000 to less than $250,000      3.50       3.63        2.75
      --------------------------------------------------------------------
      $250,000 to less than $500,000      2.50       2.56        2.00
      --------------------------------------------------------------------
      $500,000 to less than $1,000,000    2.00       2.04        1.75
      --------------------------------------------------------------------
      $1,000,000 or more                  0.00       0.00        0.00

                                                                             ---

Your Account




Class T shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class T share purchases that bring your account value above $1 million (but less than $50 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee-based program.


For Class T share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

 Purchases Over $1 Million


                Amount purchased                    Commission %
                $1 million to less than $3 million      1.00
                ------------------------------------------------
                $3 million to less than $50 million     0.50
                ------------------------------------------------
                $50 million or more                     0.25



In determining the commission payable to a financial adviser in the table above, the breakpoint discount policies described herein under "Reduced Sales Charges for Larger Investments" shall apply.




          ------------------------------------------------------------

          UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES
          Certain investments in Class T and G shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

Reduced Sales Charges for Larger Investments.

  A. What are the principal ways to obtain a breakpoint discount?

There are two principal ways you may pay a lower sales charge (often referred to as "breakpoint discounts") when purchasing Class T shares of the Fund and other funds in the Columbia family of funds.


Rights of Accumulation The value of eligible accounts maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart on the previous page) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price.




Statement of Intent You also may pay a lower sales charge when purchasing Class T shares by signing a Statement of Intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the Statement of Intent within 13 months. As described in the chart on the previous page, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, the Fund will use the historic cost

---

Your Account


(i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information.

  B. What accounts are eligible for breakpoint discounts?

The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

   .  Individual accounts

   .  Joint accounts

   .  Certain IRA accounts

   .  Certain trusts

   .  UTMA/UGMA accounts




For the purposes of obtaining a breakpoint discount, members of your ''immediate family'' include your spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Columbia fund shares. An account is not eligible to the extent it holds an institutional class of shares of a Columbia money market fund or Class R shares of any Columbia fund. The value of your investment in a non-institutional class of a Columbia money market fund held in an eligible account may be aggregated with your investments in other funds in the Columbia family of funds to obtain a breakpoint discount through a Right of Accumulation. Non-institutional class investments in Columbia money market funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission.


  C. How do I obtain a breakpoint discount?

The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's transfer agent, Columbia Management Services, Inc., you will need to provide the foregoing information to a Columbia Management Services, Inc. representative at the time you purchase shares.

  D. How can I obtain more information about breakpoint discounts?

Certain investors, including affiliates of the Funds, broker/dealers and their affiliates, investors in wrap-fee programs, through fee-based advisers or certain retirement plans, certain shareholders of funds that were reorganized into the Fund as well as investors using the proceeds of redemptions of Fund shares or of certain Bank of America trust or similar accounts, may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. CDSCs may also be waived for redemptions under a systematic withdrawal program, in connection with the death or post-purchase disability of a shareholder, certain medical expenses, charitable gifts, involuntary and tax-related redemptions, or when the selling broker/dealer has agreed to waive or return its commission. Restrictions may apply to certain accounts and certain

                                                                             ---

Your Account



transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611.



Class G shares Your purchases of Class G shares are at Class G's net asset value. Purchases up to $50,000 are allowed in Class G shares assuming the combined value of the customer's total assets in the Columbia funds does not reach $50,000. Purchases in Class G shares that bring the combined value of a customer's total assets to $50,000 or above will be rejected. A customer's total assets may include accounts for immediate family members. Group plan accounts are valued at the plan level. Class G shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission of 4.00% on sales of Class G shares.


 Class G Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                    Through first year              5.00
                 ---------------------------------------------
                    Through second year             4.00
                 ---------------------------------------------
                    Through third year              4.00
                 ---------------------------------------------
                    Through fourth year             4.00
                 ---------------------------------------------
                    Through fifth year              3.00
                 ---------------------------------------------
                    Through sixth year              2.00
                 ---------------------------------------------
                    Through seventh year            1.00
                 ---------------------------------------------
                    Longer than seven years         0.00




Automatic conversion to Class T shares occurs eight years after purchase. This conversion is not a taxable event.


Please see the Statement of Additional Information for the CDSCs and conversion schedules applicable to Class G shares received in exchange for Retail B Shares of the Galaxy Fund purchased or acquired prior to January 1, 2001.

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your Class T shares for Class A or Class T shares, and may exchange your Class G shares for Class B or Class G shares, of another fund distributed by Columbia Management Distributors, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Class A or Class B shares acquired upon exchange of Class T and Class G shares may not be further exchanged back into Class T or Class G shares unless you continue to hold Class T or Class G shares. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.


You also may exchange your shares through the internet. You will be required to accept the terms of an online agreement and to use a password in order to make internet exchanges. The transfer agent has procedures in place to authenticate electronic instructions given via the internet. For more information on internet transactions, or to sign up for internet transactions, please call 1-800-345-6611.


---

Your Account



HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, when selling shares by letter of instruction, "good form" means
(i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) if applicable, you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.




The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in ''good form''). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 10 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph ''Non-Cash Redemptions'' under the section ''How to Sell Shares'' in the Statement of Additional Information.


 Outlined below are the various options for selling shares:


Method               Instructions
Through your         You may call your financial advisor to place your sell
financial advisor    order. To receive the current trading day's price, your
                     financial advisor must receive your request prior to the
                     close of regular trading on the NYSE, usually 4:00 p.m.
                     Eastern time. Your financial advisor may charge you fees
                     for executing a redemption for you.
---------------------------------------------------------------------------------
By exchange          You or your financial advisor may sell shares of the Fund
                     by exchanging from the Fund into the same share class (or
                     Class A and Class B shares, for Class T and Class G shares, respectively) of another fund distributed by Columbia
                     Management Distributors, Inc. at no additional cost. To
                     exchange by telephone, call 1-800-422-3737.
---------------------------------------------------------------------------------
By telephone         You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the
                     Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day
                     period. You do not need to set up this feature in advance
                     of your call. Certain restrictions apply to retirement
                     accounts. For details, call 1-800-799-7526.
---------------------------------------------------------------------------------
By mail              You may send a signed letter of instruction or, if
                     applicable, stock power form along with any share
                     certificates to be sold to the address below. In your
                     letter of instruction, note the Fund's name, share class,
                     account number, and the dollar value or number of shares
                     you wish to sell. All account owners must sign the letter.
                     Signatures must be guaranteed by either a bank, a member
                     firm of a national stock exchange or another eligible
                     guarantor that participates in the Medallion Signature
                     Guarantee Program for amounts over $100,000 or for
                     alternate payee or mailing instructions. Additional
                     documentation is required for sales by corporations,
                     agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.
                     Mail your letter of instruction to Columbia Management
                     Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
---------------------------------------------------------------------------------
By wire              You may sell Fund shares and request that the proceeds be
                     wired to your bank. You must set up this feature prior to
                     your request. Be sure to complete the appropriate section
                     of the account application for this feature. Generally, the value of your redemptions must be at least equal to $500 in order to have the sale proceeds wired to your bank. There
                     is a $7.50 charge for wiring sale proceeds to your bank.
                     (The transfer agent may waive this fee for omnibus and
                     nominee accounts.) Your bank may charge additional fees for such wire transfer.
---------------------------------------------------------------------------------
By systematic        You may automatically sell a specified dollar amount or
withdrawal plan      percentage of your account on a monthly, quarterly or
                     semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. The $5,000 minimum
                     account balance requirement has been waived for wrap
                     accounts. This feature is not available if you hold your
                     shares in certificate form. All dividend and capital gains distributions must be reinvested. Be sure to complete the
                     appropriate section of the account application for this
                     feature.
---------------------------------------------------------------------------------
By electronic        You may sell shares of the Fund and request that the
funds transfer       proceeds be electronically transferred to your bank.
                     Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                     request. Be sure to complete the appropriate section of the account application for this feature.
---------------------------------------------------------------------------------
Through the internet You may sell Fund shares through the internet. You will be required to accept the terms of an online agreement and to use a password in order to make internet redemptions. The
                     transfer agent has procedures in place to authenticate
                     electronic instructions given via the internet. For more
                     information on internet transactions, or to sign up for
                     internet transactions, please call 1-800-345-6611.


                                                                             ---

Your Account



FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.

The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.


The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.


---

Your Account




Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement plan service providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above. In particular, the Bank of America retirement plan service provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.


The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------

The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class G shares and certain services provided to you by your financial advisor. The annual fees for shareholder liaison services and administration support may equal up to 0.50% for Class G shares. The annual distribution fee may equal up to 0.65% for Class G shares. The Fund does not intend to pay more than a total of 0.95% for Class G shares in distribution and shareholder service fees during the current fiscal year. The Fund has also adopted a plan that permits it to pay for certain services provided to Class T shareholders by their financial advisor. The annual service fee may equal up to 0.50% for Class T shares. The Fund does not intend to pay more than 0.30% for Class T shares in shareholder service fees during the current fiscal year. The foregoing fees are paid out of the assets of the relevant class. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class G shares automatically convert to Class T shares after eight years, eliminating a portion of these fees upon conversion.





Financial Intermediary Payments The Fund's distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Fund's distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the money market funds) on an annual basis for payments based on average net assets of the funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the funds (other than the money market funds) attributable to the financial intermediary. The Fund's distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.


                                                                             ---

Your Account




Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets for Class T and G shares in the program on an annual basis. As of September 1, 2005, the Fund's Board of Trustees has authorized the Funds to pay up to 0.11% of total Fund assets on an annual basis for providing investor services. The amounts in excess of that paid by the Fund will be borne by the Fund's distributor or its affiliates.



The Fund's distributor or its affiliates may make other payments or allow promotional incentives to dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.



Amounts paid by the Fund's distributor or its affiliates are paid out of the distributor's or its affiliates' own revenue and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Fund's distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Fund's distributor or its affiliates has agreed to make marketing support payments in the Fund's Statement of Additional Information, which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Fund's distributor and the distributor's affiliates and any services your financial intermediary provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
How the Fund's Share Price is Determined The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

---

Your Account



The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.




Automatic Sale of Your Shares The Fund will automatically sell your shares if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below $250. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. If your shares are sold, the transfer agent will remit the balance of your account to you. The transfer agent will send you written notification at least 30 days in advance of any such automatic sale, which will provide details on how you can add money to your account in order to avoid such automatic sale. Generally, you may avoid such automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345-6611 or contact your investment professional for more information. The automatic sale of shares of accounts valued at less than $250 will take place in the second quarter of each calendar year.



The Fund may also sell your shares if a financial institution or intermediary instructs the Fund to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the Investment Company Act of 1940 ("ICA").



Minimum Account Balance Fee Beginning in the second quarter of 2007, if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below the minimum initial investment applicable to you, your account will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. The Fund reserves the right to lower the account size trigger point for the minimum balance fee in any year for any class of shares when the Fund believes it is appropriate to do so in light of declines in the market value of Fund shares or sales loads applicable to a particular class of shares, or for other reasons. The transfer agent will reduce the expenses paid by your Fund for transfer agency services by the amount it collects from assessment of this fee. If your Fund has no transfer agency expenses against which to offset the amount collected through assessment of this fee, the transfer agent will pay such amount directly to your Fund. The transfer agent will send you written notification of the imposition of any such fee, which will provide details on how you can add money to your account in order to avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345- 6611 or contact your investment professional for more information.



Exceptions to the Automatic Sale of Your Shares and the Minimum Account Balance Fee The automatic sale of shares of accounts valued at less than $250 and the minimum account balance fee described above do not apply to shareholders holding their shares through broker-dealer networked accounts, wrap fee and omnibus accounts, accounts with active automatic investment plans or payroll deduction plans, accounts that were created by the automatic conversion of Class B shares to Class A shares, accounts that were created by the automatic


                                                                             ---

Your Account



conversion of Class G shares to Class T shares and certain qualified retirement plans. The automatic sale of shares of accounts valued at less than $250 does not apply to individual retirement plans.


Share Certificates Share certificates are not available for any class of shares offered by the Fund.

Dividends, Distributions and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

   Dividends      Represents interest and dividends earned from securities
                  held by the Fund, net of expenses incurred by the Fund.
  ----------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.


          ------------------------------------------------------------

          UNDERSTANDING FUND DISTRIBUTIONS
          The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.


Distribution Options The Fund distributes any dividends annually and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

 Distribution Options

    Reinvest all distributions in additional shares of your current fund
   --------------------------------------------------------------------------
    Reinvest all distributions in shares of another fund
   --------------------------------------------------------------------------
    Receive dividends in cash (see options below) and reinvest capital gains
   --------------------------------------------------------------------------
    Receive all distributions in cash (with one of the following options):
   .  send the check to your address of record
   .  send the check to a third party address
   .  transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.




The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.


---

Your Account




In general, any distributions of dividends, interest and short-term capital gains (determined by how long the Fund held the investments that generated them) are taxable as ordinary income. Properly designated distributions of long-term capital gains (determined by how long the Fund held the investments that generated them) are generally taxable as such, regardless of how long you have held your Fund shares. Long-term capital gain rates have been temporarily reduced - in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning before January 1, 2011. For the taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid).


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.


You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws. Foreign persons should consult the Statement of Additional Information.


                                                                             ---

Managing the Fund
-------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Columbia Management Advisors, LLC ("Columbia Advisors"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Advisors is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.


On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Fund. As a result of the merger, Columbia Advisors is now the investment advisor to the Fund.


For the 2006 fiscal year, aggregate advisory fees paid to Columbia Advisors by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors by the Fund, amounted to 0.70% of average daily net assets of the Fund. A discussion of the factors considered by the Fund's Board of Trustees in approving the Fund's investment advisory contract is included in the Fund's semi-annual report to shareholders for the period ended March 31, 2006.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
Peter Larson, a senior vice president of Columbia Advisors, is the lead manager for the Fund and has managed the Fund, including the predecessor funds, since it commenced operations in 1992. Mr. Larson has been associated with Columbia Advisors or its predecessors since 1963.

Richard G. D'Auteuil, a vice president of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since September, 2005. Mr. D'Auteuil has been associated with Columbia Advisors or its predecessors since May, 1993.

Allyn Seymour, a vice president of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since September, 2005. Mr. Seymour has been associated with Columbia Advisors or its predecessors since September, 1993.


Alfred F. Alley, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since January, 2007. Mr. Alley has been associated with Columbia Advisors or its predecessors since June, 2005. Prior to June, 2005, Mr. Alley was a managing partner of Tandem Trading, LLC from October, 2001 to June, 2005.


The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Fund.

---

Managing the Fund



LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.



Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.



Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.



As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.



A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.



In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.



On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a


                                                                             ---

Managing the Fund



derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.



On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.



On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.



On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.



In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The settlement has not yet been finalized. Any settlement ultimately agreed by the parties will be subject to court approval.



This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.




---

Financial Highlights
-------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last six fiscal periods, which run from October 1 to September 30, unless otherwise indicated. Information for Class T shares and Class G shares prior to November 18, 2002 is for the former Retail A shares and Retail B shares, respectively, of the Galaxy Small Cap Value Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which, for the fiscal years ended September 30, 2006, September 30, 2005 and September 30, 2004 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for the period ended September 30, 2003 and for the fiscal years ended October 31, 2002 and 2001 and has been derived from the Fund's financial statements which have been audited by another independent registered public accounting firm, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report containing those financial statements by calling 1-800-345-6611.


 The Fund




                                                                                              Period ended
                                                             Year ended September 30,         September 30,
                                                         2006       2005/(a)/    2004/(b)/    2003/(c)(d)/
                                                        Class T      Class T      Class T        Class T
                                                      -------      --------     --------     -------------
 Net asset value --
 Beginning of period ($)                                19.15        17.40        15.16           12.55
----------------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income (loss)/(e)/                    (0.07)       (0.07)       (0.08)          (0.03)
   Net realized and unrealized gain (loss) on
    investments                                          1.90         2.88         2.74            3.29
----------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                      1.83         2.81         2.66            3.26
----------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                              --           --           --              --
   From net realized gains                              (1.45)       (1.06)       (0.42)          (0.65)
----------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders          (1.45)       (1.06)       (0.42)          (0.65)
----------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                      19.53        19.15        17.40           15.16
----------------------------------------------------------------------------------------------------------------
  Total return (%)/(g)/                                 10.04/(h)/   16.58/(h)/   17.73/(h)/      27.03/(h)(i)/
----------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/Supplemental Data (%):
   Operating expenses/(j)/                               1.21         1.18         1.21            1.34/(k)/
   Interest expense                                        --/(l)/      --           --              --
   Total net expenses/(j)/                               1.21         1.18         1.21            1.34/(k)/
   Net investment loss/(j)/                             (0.35)       (0.36)       (0.45)          (0.26)/(k)/
   Waiver/reimbursement                                    --/(l)/      --/(l)/      --/(l)/       0.02/(k)/
  Portfolio turnover rate (%)                              14           16           26              19/(i)/
  Net assets, end of period (000's) ($)               135,538      150,042      146,752         134,455





                                                        Year ended October 31,
                                                          2002         2001
                                                         Class T      Class T
                                                      -------       -------
 Net asset value --
 Beginning of period ($)                                13.96         14.25
--------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income (loss)/(e)/                    (0.03)           --/(f)/
   Net realized and unrealized gain (loss) on
    investments                                         (0.07)         1.59
--------------------------------------------------------------------------------
   Total from Investment Operations                     (0.10)         1.59
--------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                              --         (0.01)
   From net realized gains                              (1.31)        (1.87)
--------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders          (1.31)        (1.88)
--------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                      12.55         13.96
--------------------------------------------------------------------------------
  Total return (%)/(g)/                                 (1.75)/(h)/   12.66
--------------------------------------------------------------------------------
 Ratios to Average Net Assets/Supplemental Data (%):
   Operating expenses/(j)/                               1.33          1.42
   Interest expense                                        --            --
   Total net expenses/(j)/                               1.33          1.42
   Net investment loss/(j)/                             (0.23)        (0.02)
   Waiver/reimbursement                                  0.01            --
  Portfolio turnover rate (%)                              23            46
  Net assets, end of period (000's) ($)               115,468       100,159


(a) On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.
(b) On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.
(c) The Fund changed its fiscal year end from October 31 to September 30.
(d) On November 18, 2002, the Galaxy Small Cap Value Fund, Retail A shares were redesignated Liberty Small Cap Fund, Class T shares.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Rounds to less than $0.01 per share.
(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of the expenses, total return would have been reduced.
(i) Not annualized.

(j) The benefits derived from custody credits had an impact of less than 0.01%.

(k) Annualized.
(l) Rounds to less than 0.01%.

                                                                             ---

Financial Highlights


 The Fund




                                                                                           Period ended
                                                            Year ended September 30,       September 30,
                                                        2006      2005/(a)/    2004/(b)/   2003/(c)(d)/
                                                       Class G     Class G     Class G        Class G
                                                      -------     --------    --------     -------------
 Net asset value --
 Beginning of period ($)                               18.40       16.75        14.63          12.22
-------------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment loss/(e)/                            (0.18)      (0.18)       (0.18)         (0.12)
   Net realized and unrealized gain (loss) on
    investments                                         1.80        2.78         2.64           3.18
-------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                      1.62        2.60         2.46           3.06
-------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net realized gains                             (1.45)      (0.95)       (0.34)         (0.65)
-------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                     18.57       18.40        16.75          14.63
-------------------------------------------------------------------------------------------------------------
  Total return (%)/(f)/                                 9.26/(g)/  15.91/(g)/   16.97/(g)/     26.09/(g)(h)/
-------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/Supplemental Data (%):
   Operating expenses/(i)/                              1.86        1.83         1.87           2.10/(j)/
   Interest expense                                       --/(k)/     --           --             --
   Total net expenses/(i)/                              1.86        1.83         1.87           2.10/(j)/
   Net investment loss/(i)/                            (1.00)      (1.01)       (1.11)         (1.03)/(j)/
   Waiver/reimbursement                                   --/(k)/     --/(k)/      --/(k)/      0.02/(j)/
  Portfolio turnover rate (%)                             14          16           26             19/(h)/
  Net assets, end of period (000's) ($)                6,499       8,963       10,952         10,353





                                                      Year ended October 31,
                                                         2002        2001
                                                        Class G     Class G
                                                      -------       -------
 Net asset value --
 Beginning of period ($)                               13.72         14.13
----------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment loss/(e)/                            (0.14)        (0.11)
   Net realized and unrealized gain (loss) on
    investments                                        (0.05)         1.57
----------------------------------------------------------------------------
  Total from Investment Operations                     (0.19)         1.46
----------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net realized gains                             (1.31)        (1.87)
----------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                     12.22         13.72
----------------------------------------------------------------------------
  Total return (%)/(f)/                                (2.49)/(g)/   11.73
----------------------------------------------------------------------------
 Ratios to Average Net Assets/Supplemental Data (%):
   Operating expenses/(i)/                              2.12          2.21
   Interest expense                                       --            --
   Total net expenses/(i)/                              2.12          2.21
   Net investment loss/(i)/                            (1.02)        (0.80)
   Waiver/reimbursement                                 0.01            --
  Portfolio turnover rate (%)                             23            46
  Net assets, end of period (000's) ($)                9,046         5,278


(a) On October 7, 2005 the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.
(b) On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.
(c) The Fund changed its fiscal year end from October 31 to September 30.
(d) On November 18, 2002, the Galaxy Small Cap Value Fund, Retail B shares were redesignated Liberty Small Cap Fund, Class G shares.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of the expenses, total return would have been reduced
(h) Not annualized.

(i) The benefits derived from custody credits had an impact of less than 0.01%.

(j) Annualized.
(k) Rounds to less than 0.01%.

---

Appendix A
-------------------------------------------------------------------------------

Hypothetical Investment and Expense Information




The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class T and G shares of the Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested and that Class G shares convert to Class T shares after eight years. The annual expense ratios used for the Fund, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The table shown below reflect the maximum initial sales charge for Class T shares but do not reflect any contingent deferred sales charges which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.


Class T Shares


        Maximum Sales Charge          Initial Hypothetical Investment Amount        Assumed Rate of Return
                5.75%                            $10,000.00                                   5%

                                                                               Hypothetical
                        Cumulative                         Cumulative            Year-End
                       Return Before     Annual           Return After         Balance After        Annual
        Year          Fees & Expenses Expense Ratio    Fees & Expenses/(2)/   Fees & Expenses Fees & Expenses/(1)/
1                           5.00%         1.27%               -2.23%            $ 9,776.55         $  696.93
2                          10.25%         1.27%                1.41%            $10,141.22         $  126.48
3                          15.76%         1.27%                5.19%            $10,519.49         $  131.20
4                          21.55%         1.27%                9.12%            $10,911.86         $  136.09
5                          27.63%         1.27%               13.19%            $11,318.87         $  141.17
6                          34.01%         1.27%               17.41%            $11,741.07         $  146.43
7                          40.71%         1.27%               21.79%            $12,179.01         $  151.89
8                          47.75%         1.27%               26.33%            $12,633.29         $  157.56
9                          55.13%         1.27%               31.05%            $13,104.51         $  163.44
10                         62.89%         1.27%               35.93%            $13,593.31         $  169.53
Total Gain After Fees
and Expenses                                                                    $ 3,593.31
Total Annual Fees and
Expenses                                                                                           $2,020.72


(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.
(2) Reflects deduction of the maximum initial sales charge.

                                                                             ---

Appendix A



Class G Shares


        Maximum Sales Charge          Initial Hypothetical Investment Amount       Assumed Rate of Return
                0.00%                          $10,000.00                                    5%

                                                                              Hypothetical
                        Cumulative                         Cumulative           Year-End
                       Return Before     Annual           Return After        Balance After        Annual
        Year          Fees & Expenses Expense Ratio      Fees & Expenses     Fees & Expenses Fees & Expenses/(1)/
          1                5.00%          1.92%               3.08%            $10,308.00         $  194.96
          2               10.25%          1.92%               6.25%            $10,625.49         $  200.96
          3               15.76%          1.92%               9.53%            $10,952.75         $  207.15
          4               21.55%          1.92%              12.90%            $11,290.10         $  213.53
          5               27.63%          1.92%              16.38%            $11,637.83         $  220.11
          6               34.01%          1.92%              19.96%            $11,996.28         $  226.89
          7               40.71%          1.92%              23.66%            $12,365.76         $  233.88
          8               47.75%          1.92%              27.47%            $12,746.63         $  241.08
          9               55.13%          1.27%              32.22%            $13,222.08         $  164.90
         10               62.89%          1.27%              37.15%            $13,715.26         $  171.05
Total Gain After Fees
 and Expenses                                                                  $ 3,715.26
Total Annual Fees and
 Expenses                                                                                         $2,074.51


(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

---

Notes
-------------------------------------------------------------------------------

================================================================================

                                                                             ---

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.




You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's transfer agent or visiting the Fund's website at:



Columbia Management Services, Inc.


P.O. Box 8081


Boston, MA 02266-8081


1-800-345-6611

www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:


Columbia Funds Series Trust I: 811-04367



..  Columbia Small Cap Core Fund


--------------------------------------------------------------------------------


[LOGO] ColumbiaFunds

       A Member of Columbia Management Group

       (C)2007 Columbia Management Distributors, Inc.
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.columbiafunds.com


                                                             INT-36/116449-0207

   Effective March 1, 2004, the Fund is closed to both new investors and new accounts. For more information, see the section entitled "How to Buy Shares."


Columbia Small Cap Core Fund            Prospectus, February 1, 2007
-------------------------------------------------------------------------------


Class Z Shares

Advised by Columbia Management Advisors, LLC

--------------------------------------------------------------------------------
TABLE OF CONTENTS


THE FUND                                  2
--------------------------------------------
Investment Goal.........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  3
Portfolio Holdings Disclosure...........  4
Performance History.....................  4
Your Expenses...........................  6

YOUR ACCOUNT                              7
--------------------------------------------
How to Buy Shares.......................  7
Eligible Investors......................  8
Sales Charges........................... 10
How to Exchange Shares.................. 10
How to Sell Shares...................... 10
Fund Policy on Trading of Fund Shares... 12
Financial Intermediary Payments......... 13
Other Information About Your Account.... 14



MANAGING THE FUND                        18
--------------------------------------------
Investment Advisor...................... 18
Portfolio Managers...................... 18
Legal Proceedings....................... 18

FINANCIAL HIGHLIGHTS                     21
--------------------------------------------

APPENDIX A                               22
--------------------------------------------

Only eligible investors may purchase Class Z shares. See "Your Account -- Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Not FDIC  May Lose Value
       Insured   No Bank Guarantee

The Fund
-------------------------------------------------------------------------------

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The Fund invests mainly in the common stocks of small companies that the Fund's investment advisor believes are undervalued. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies that have market capitalizations similar in size to those companies in the Russell 2000 Index. As of December 31, 2006, that index included companies with capitalizations between approximately $39 million and $3.084 billion. All market capitalizations are determined at the time of purchase. The Fund invests primarily in the common stock of U.S. issuers, but may invest up to 20% of its total assets in foreign equity securities.

Mr. Alfred F. Alley began serving as a co-manager of the Fund on January 2, 2007. Mr. Alley is a member of the Systematic Research Team. The Fund anticipates that the portion of the Fund's assets managed by Mr. Alley will increase over time and eventually represent a substantial minority of the Fund's assets. Mr. Alley employs a disciplined quantitative approach when evaluating the investment potential of companies suitable for the Fund. The quantitative process evaluates each security in terms of factors believed to drive long-term returns. The factors incorporate financial and other information about a company or security in order to judge its relative investment potential along valuation, catalyst, and quality metrics. Portfolio holdings are evaluated on an ongoing basis. Mr. Alley uses the output of the quantitative process and rigorous portfolio construction methodologies to determine final stock selections for the Fund. Mr. Alley may sell securities experiencing a decline in the quantitative ratings or for other reasons.

Messrs. Peter Larson, Richard G. D'Auteuil and Allyn Seymour manage the remainder of the Fund's assets. In selecting portfolio securities for the Fund, Messrs. Larson, D'Auteuil and Seymour look at the underlying strength of companies, their products, their competitive positions and the quality of their management. They also perform research to attempt to identify companies likely to benefit from emerging industry trends and potential market recoveries. A portfolio security may be sold if it is determined that it is no longer undervalued or if there has been a deterioration in the performance of the security or in the financial condition of the issuer.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

As part of its investment strategy, the Fund may buy and sell securities frequently. Such trading usually increases portfolio turnover rates, which usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Such trading may also result in higher brokerage commissions and other transaction costs and additional tax liability, which could reduce the Fund's returns.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.


---

The Fund



PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

                                                                             ---

The Fund



An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PORTFOLIO HOLDINGS DISCLOSURE
--------------------------------------------------------------------------------
A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio securities is available in the Fund's Statement of Additional Information. The Fund discloses its complete portfolio holdings as of a month-end on the Fund's website, www.columbiafunds.com, approximately 30 calendar days after such month-end. Additionally, the Fund discloses its largest 15 holdings, as a percent of market value of the Fund's portfolio, as of a month-end on the Fund's website, www.columbiafunds.com, approximately 15 calendar days after such month-end. Once posted, the above information will remain available on such website until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class Z shares compare with those of one or more broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.


          ------------------------------------------------------------

          UNDERSTANDING PERFORMANCE
          Calendar Year Total Returns show the Fund's Class Z share performance for each of the last ten complete calendar years. They include the effects of Fund expenses.
          Average Annual Total Returns are a measure of the Fund's Class Z average performance over the past one-year, five-year and ten-year periods. They include the effects of Fund expenses.
          The Fund's returns are compared to the Russell 2000 Index, an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. The Fund's returns are also compared to the Standard & Poor's SmallCap 600 Composite Index (S&P SmallCap 600), an unmanaged index that tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P SmallCap 600 is heavily weighted with the stocks of companies with small market capitalizations. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

---

The Fund



 Calendar Year Total Returns (Class Z)/(1)/


                                     [CHART]

1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
31.67%  -5.22%  10.82%  17.17%  18.90%  -8.23%  39.14%  16.55%  6.27%   16.20%


                     For the periods shown in bar chart:
                     Best quarter: 2nd quarter 2003, +19.60%
                     Worst quarter: 3rd quarter 2002, -17.74%

(1) The calendar year total returns shown for Class Z shares include the returns of Trust Shares of the Galaxy Small Cap Value Fund (Galaxy Fund), the predecessor to the Fund, for periods prior to November 18, 2002, the date on which Class Z shares were initially offered by the Fund.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


 Average Annual Total Returns -- for periods ended December 31, 2006



                                                               1 Year  5 Years     10 Years
Class Z (%)
  Return Before Taxes                                          16.20   12.94/(1)/  13.48/(1)/
  Return After Taxes on Distributions                          14.36   11.64/(1)/  11.19/(1)/
  Return After Taxes on Distributions and Sale of Fund Shares  12.88   10.95/(1)/  10.79/(1)/
---------------------------------------------------------------------------------------------
Russell 2000 Index (%)                                         18.37   11.39        9.44
---------------------------------------------------------------------------------------------
S&P SmallCap 600 Index (%)                                     15.12   12.49       11.57


(1) The average annual total returns shown include returns of Trust Shares of the Galaxy Fund for periods prior to November 18, 2002.


                                                                             ---

The Fund



YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

          ------------------------------------------------------------

          UNDERSTANDING EXPENSES
          Annual Fund Operating Expenses are paid by the Fund. They include management and administration fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns.

          Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:
          .  $10,000 initial investment
          .  5% total return for each year
          .  Fund operating expenses remain the same
          .  Reinvestment of all dividends and distributions


 Shareholder Fees (paid directly from your investment)



  Maximum sales charge (load) on purchases (%)
  (as a percentage of the offering price)                               0.00
  ----------------------------------------------------------------------------
  Maximum deferred sales charge (load) on redemptions (%)
  (as a percentage of the lesser of purchase price or redemption price) 0.00
  ----------------------------------------------------------------------------
  Redemption fee (%)
  (as a percentage of amount redeemed, if applicable)                   /(1)/


(1) There is a $7.50 charge for wiring sale proceeds to your bank.


 Annual Fund Operating Expenses (deducted directly from Fund assets)


               Management fee/(1)(2)/ (%)                    0.77
               --------------------------------------------------
               Distribution and service (12b-1) fees (%)     0.00
               --------------------------------------------------
               Other expenses/(3)/ (%)                       0.19
               --------------------------------------------------
               Acquired Fund Fees and Expenses/(4)/          0.01
               --------------------------------------------------
               Total annual fund operating expenses (%)/(5)/ 0.97


(1) The Fund pays a management fee of 0.70% and an administration fee of 0.07%.
(2) The Fund's investment advisor has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily net assets. The breakpoint schedule for the Fund is as follow: 0.75% for assets up to $500 million; 0.70% for assets in excess of $500 million and up to $1 billion; 0.65% for assets in excess of $1 billion and up to $1.5 billion; 0.60% for assets in excess of $1.5 billion and up to $2 billion; and 0.55% for assets in excess of $2 billion.
(3) Other expenses have been restated to reflect contractual changes to fees paid by the Fund.
(4) Acquired Fund Fees and Expenses include fees and expenses associated with the Fund's investments in other investment companies.
(5) Total annual fund operating expenses include Acquired Fund Fees and Expenses. As a result, the amount shown is higher than the ratio of expenses to average net assets included in the section entitled "Financial Highlights" which reflects only those expense paid directly by the fund.


 Example Expenses (your actual costs may be higher or lower)


         1 Year                   3 Years                   5 Years                   10 Years
          $99                       $309                      $536                     $1,190


See Appendix A for additional hypothetical investment and expense information.

---

Your Account
-------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------

The Fund is closed to both new investors and new accounts. Shareholders who had an open and funded account with the Fund as of February 27, 2004 (i) may continue to make additional purchases in their accounts, (ii) may continue to reinvest dividends and capital gain distributions, and (iii) are allowed to open new accounts resulting from the transfer of existing assets in the Fund. All retirement plans that are held at the plan level and discretionary wrap programs that invest with the Fund and trade on an omnibus basis which invested in the Fund prior to March 1, 2004, may continue to make additional investments. Certain retirement plans may have required additional time to fund their accounts due to operational constraints. Those retirement plans must have chosen the Fund as an investment option prior to February 1, 2004 and must have been funded by April 5, 2004 in order to continue to make additional purchases in their accounts.


When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, "good form" may mean that you have properly placed your order with Columbia Management Services, Inc. or your financial advisor or the Fund's transfer agent has received your completed application, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

 Outlined below are the various options for buying shares:


Method             Instructions
Through your       Your financial advisor can help you establish your account financial advisor  and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                   your request prior to the close of regular trading on the
                   New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for
                   executing the purchase for you.
-------------------------------------------------------------------------------
By check           For new accounts, send a completed application and check
(new account)      made payable to the Fund to Columbia Management Services,
                   Inc., P.O. Box 8081, Boston, MA 02266-8081.
-------------------------------------------------------------------------------
By check           For existing accounts, fill out and return the additional
(existing account) investment stub included in your account statement, or send a letter of instruction including your Fund name and
                   account number with a check made payable to the Fund to
                   Columbia Management Services, Inc., P.O. Box 8081, Boston,
                   MA 02266-8081.
-------------------------------------------------------------------------------
By exchange        You or your financial advisor may acquire shares of the
                   Fund for your account by exchanging shares you own in a
                   different fund distributed by Columbia Management
                   Distributors, Inc. for shares of the same class of the Fund at no additional cost. To exchange by telephone, call
                   1-800-422-3737. Please see "How to Exchange Shares" for
                   more information.
-------------------------------------------------------------------------------
By wire            You may purchase shares of the Fund by wiring money from
                   your bank account to your Fund account. To wire funds to
                   your Fund account, call 1-800-422-3737 for wiring
                   instructions.
-------------------------------------------------------------------------------
By electronic      You may purchase shares of the Fund by electronically
funds transfer     transferring money from your bank account to your Fund
                   account by calling 1-800-422-3737. An electronic funds
                   transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                   prior to your telephone request. Be sure to complete the
                   appropriate section of the application for this feature.
-------------------------------------------------------------------------------
Automatic          You may make monthly or quarterly investments automatically
investment plan    from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                   transfer. Be sure to complete the appropriate section of
                   the application for this feature.
-------------------------------------------------------------------------------
Automated dollar   You may purchase shares of the Fund for your account by
cost averaging     exchanging $100 or more each month from another fund for
                   shares of the same class of the Fund at no additional cost.
                   Exchanges will continue so long as your fund balance is
                   sufficient to complete the transfers. You may terminate
                   your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-345-6611. Be sure to complete the appropriate section of the account application for this feature.
-------------------------------------------------------------------------------


                                                                             ---

Your Account



  Method          Instructions
  By dividend     You may automatically invest dividends distributed by
  diversification another fund into the same class of shares of the Fund at no additional sales charge. To invest your dividends in the
                  Fund, call 1-800-345-6611.
  ----------------------------------------------------------------------------
  Through the     You may purchase Fund shares through the internet. You will
  internet        be required to accept the terms of an online agreement and to use a password in order to make internet purchases. The transfer agent has procedures in place to authenticate
                  electronic instructions given via the internet. For more
                  information on internet transactions, or to sign up for
                  internet transactions, please call 1-800-345-6611.


ELIGIBLE INVESTORS
--------------------------------------------------------------------------------

Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. Please read the following section for a more detailed description of the eligibility requirements. The Eligible Investors described below are subject to different minimum initial investment requirements.


Eligibility for certain waivers, exemptions or share classes by new or existing investors may not be readily available or accessible through all intermediaries or all types of accounts offered by a broker/dealer, bank, third-party administrator or other financial institution (each commonly referred to as an "intermediary"). Accessibility of these waivers through a particular intermediary may also change at any time. If you believe you are eligible to purchase shares under a specific exemption, but are not permitted by your intermediary to do so, please contact your intermediary. You may be asked to provide information, including account statements and other records, regarding your eligibility.

Eligible Investors and their applicable investment minimums are as follows:

No minimum initial investment


.. Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover;

.. Any omnibus group retirement plan for which an intermediary or other entity provides services and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the transfer agent; and

.. Health Savings Accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.


$1,000 minimum initial investment


.. Any individual retirement account of an Eligible Investor who would otherwise be subject to a $2,500 minimum initial investment or group retirement plan that is not held in an omnibus manner for which an intermediary or other entity provides services and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the transfer agent.


---

Your Account




$2,500 minimum initial investment

.. Any client of Bank of America Corporation or a subsidiary purchasing shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary;

.. Any investor purchasing through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code;

.. Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of a fund distributed by Columbia Management Distributors, Inc.: (i) who holds Class Z shares; (ii) who held Primary A shares prior to August 22, 2005;
   (iii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iv) who purchased certain no-load shares of a fund merged with a fund distributed by Columbia Management Distributors, Inc.;

.. Any trustee or director (or family member of a trustee or director) of any fund distributed by Columbia Management Distributors, Inc.;

..  Any employee (or family member of an employee) of Bank of America
   Corporation or a subsidiary;

.. Any investor participating in an account offered by an intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Fund's transfer agent (each investor purchasing through an intermediary must independently satisfy the $2,500 minimum investment requirement);

.. Any institutional investor which is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933; and

.. Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations purchasing shares for their own accounts, including Bank of America Corporation, its affiliates, or subsidiaries.

The Fund reserves the right to change the criteria for Eligible Investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan; however, each investment requires a $50 minimum purchase. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


                                                                             ---

Your Account



SALES CHARGES
--------------------------------------------------------------------------------
Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.


     ------------------------------------------------------------------------

       CHOOSING A SHARE CLASS

       The Fund offers one class of shares in this prospectus -- Class
       Z.

       Broker-dealers, investment advisers or financial planners selling mutual fund shares may offer their clients more than one class of shares in a fund with different pricing options. This allows you and your financial advisor to choose among different types of sales charges and different levels of ongoing operating expenses, depending on the investment programs your financial advisor offers. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in any available share class before selecting a share class.

       The Fund also offers five additional classes of shares -- Class
       A, B, C, T and G shares are available through separate
       prospectuses. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.
       -----------------------------------------------------------   -    -


HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for Class Z or Class A (only if Class Z is not offered) shares of another fund distributed by Columbia Management
Distributors, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.


Certain restrictions on exchanges may apply to participants in Health Savings Accounts, including a limitation that participants may exchange their shares only for shares of other funds currently enrolled in the program offering the Health Savings Account.

You also may exchange your shares through the internet. You will be required to accept the terms of an online agreement and to use a password in order to make internet exchanges. The transfer agent has procedures in place to authenticate electronic instructions given via the internet. For more information on internet transactions, or to sign up for internet transactions, please call 1-800-345-6611.


HOW TO SELL SHARES
--------------------------------------------------------------------------------
You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, when selling shares by letter of instruction, "good form" means
(i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees and (ii) any other required

---

Your Account


documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 10 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.


 Outlined below are the various options for selling shares:


 Method            Instructions
 Through your      You may call your financial advisor to place your sell
 financial advisor order. To receive the current trading day's price, your financial advisor must receive your request prior to the
                   close of regular trading on the NYSE, usually 4:00 p.m.
                   Eastern time. Your financial advisor may charge you fees
                   for executing a redemption for you.
 ------------------------------------------------------------------------------
 By exchange       You or your financial advisor may sell shares of the Fund
                   by exchanging from the Fund into Class Z shares or Class A shares (only if Class Z is not offered) of another fund
                   distributed by Columbia Management Distributors, Inc. at no additional cost. To exchange by telephone, call
                   1-800-422-3737.
 ------------------------------------------------------------------------------
 By telephone      You or your financial advisor may sell shares of the Fund
                   by telephone and request that a check be sent to your
                   address of record by calling 1-800-422-3737, unless you
                   have notified the Fund of an address change within the
                   previous 30 days. The dollar limit for telephone sales is
                   $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts and Health Savings Accounts. For
                   details, call 1-800-799-7526.
 ------------------------------------------------------------------------------
 By mail           You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign
                   the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another
                   eligible guarantor that participates in the Medallion
                   Signature Guarantee Program for amounts over $100,000 or
                   for alternate payee or mailing instructions. Additional
                   documentation is required for sales by corporations,
                   agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.
                   Mail your letter of instruction to Columbia Management
                   Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
 ------------------------------------------------------------------------------
 By wire           You may sell Fund shares and request that the proceeds be
                   wired to your bank. You must set up this feature prior to
                   your request. Be sure to complete the appropriate section
                   of the account application for this feature. Generally, the value of your redemptions must be at least equal to $500 in order to have the sale proceeds wired to your bank. There
                   is a $7.50 charge for wiring sale proceeds to your bank.
                   (The transfer agent may waive this fee for omnibus and
                   nominee accounts.) Your bank may charge additional fees for such wire transfer.
 ------------------------------------------------------------------------------
 By systematic     You may automatically sell a specified dollar amount or
 withdrawal plan   percentage of your account on a monthly, quarterly or
                   semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. The $5,000 minimum
                   account balance requirement has been waived for wrap
                   accounts. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 By electronic     You may sell shares of the Fund and request that the
 funds transfer    proceeds be electronically transferred to your bank.
                   Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                   request. Be sure to complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 Through the       You may sell Fund shares through the internet. You will be
 internet          required to accept the terms of an online agreement and to use a password in order to make internet redemptions. The
                   transfer agent has procedures in place to authenticate
                   electronic instructions given via the internet. For more
                   information on internet transactions, or to sign up for
                   internet transactions, please call 1-800-345-6611.


                                                                             ---

Your Account



FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Fund has adopted the policies and procedures set forth below with respect to the frequent trading of the Fund's shares.

The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.


The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.


---

Your Account




Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement plan service providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above. In particular, the Bank of America retirement plan service provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.

The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

FINANCIAL INTERMEDIARY PAYMENTS
--------------------------------------------------------------------------------
The Fund's distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Fund's distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the money market funds) on an annual basis for payments based on average net assets of the funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the funds (other than the money market funds) attributable to the financial intermediary. The Fund's distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.40% of the total Fund assets for Class Z shares in the program on an annual basis. As of September 1, 2005, the Fund's Board of Trustees has authorized the Fund to pay up to 0.11% of total Fund assets on an annual basis for providing investor services. The amounts in excess of that paid by the Fund will be borne by the Fund's distributor or its affiliates.

The Fund's distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.


                                                                             ---

Your Account




Amounts paid by the Fund's distributor or its affiliates are paid out of the distributor's or its affiliates' own revenue and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Fund's distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Fund's distributor or its affiliates has agreed to make marketing support payments in the Fund's Statement of Additional Information, which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Fund's distributor and the distributor's affiliates and any services your financial intermediary provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
How the Fund's Share Price is Determined The price of the Fund's Class Z shares is based on their net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.


Automatic Sale of Your Shares The Fund will automatically sell your shares if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below $250. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. If your shares are sold, the


---

Your Account



transfer agent will remit the balance of your account to you. The transfer agent will send you written notification at least 30 days in advance of any such automatic sale, which will provide details on how you can add money to your account in order to avoid such automatic sale. Generally, you may avoid such automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345-6611 or contact your investment professional for more information. The automatic sale of shares of accounts valued at less than $250 will take place in the second quarter of each calendar year.

The Fund may also sell your shares if a financial institution or intermediary instructs the Fund to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the Investment Company Act of 1940 ("ICA").

Minimum Account Balance Fee Beginning in the second quarter of 2007, if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below the minimum initial investment applicable to you, your account will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. The Fund reserves the right to lower the account size trigger point for the minimum balance fee in any year for any class of shares when the Fund believes it is appropriate to do so in light of declines in the market value of Fund shares or sales loads applicable to a particular class of shares, or for other reasons. The transfer agent will reduce the expenses paid by your Fund for transfer agency services by the amount it collects from assessment of this fee. If your Fund has no transfer agency expenses against which to offset the amount collected through assessment of this fee, the transfer agent will pay such amount directly to your Fund. The transfer agent will send you written notification of the imposition of any such fee, which will provide details on how you can add money to your account in order to avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345- 6611 or contact your investment professional for more information.

Exceptions to the Automatic Sale of Your Shares and the Minimum Account Balance Fee The automatic sale of shares of accounts valued at less than $250 and the minimum account balance fee described above do not apply to shareholders holding their shares through broker-dealer networked accounts, wrap fee and omnibus accounts, accounts with active automatic investment plans or payroll deduction plans, accounts that were created by the automatic conversion of Class B shares to Class A shares, accounts that were created by the automatic conversion of Class G shares to Class T shares, certain qualified retirement plans or Health Savings Accounts. The automatic sale of shares of accounts valued at less than $250 does not apply to individual retirement plans.

Share Certificates Share certificates are not available for Class Z shares.


                                                                             ---

Your Account




Dividends, Distributions and Taxes The Fund has the potential to make the following distributions:


 Types of Distributions

   Dividends      Represents interest and dividends earned from securities
                  held by the Fund, net of expenses incurred by the Fund.
  ----------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.


       ------------------------------------------------------------------

         UNDERSTANDING FUND DISTRIBUTIONS
         The Fund may earn income from the securities it holds. The
         Fund also may realize capital gains or losses on sales of its securities. The Fund intends to distribute substantially all of its net investment income and capital gains to
         shareholders each year. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
       ------------------------------------------------------------------


Distribution Options The Fund distributes any dividends annually and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

 Distribution Options

    Reinvest all distributions in additional shares of your current fund
  ---------------------------------------------------------------------------
    Reinvest all distributions in shares of another fund
  ---------------------------------------------------------------------------
    Receive dividends in cash (see options below) and reinvest capital gains
  ---------------------------------------------------------------------------
    Receive all distributions in cash (with one of the following options):
  .  send the check to your address of record
  .  send the check to a third party address
  .  transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.


Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account or a Health Savings Account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes.

The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.

In general, any distributions of dividends, interest and short-term capital gains (determined by how long the Fund held the investments that generated them) are taxable as ordinary income. Properly designated distributions of


---

Your Account



long-term capital gains (determined by how long the Fund held the investments that generated them) are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Long-term capital gain rates have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2011. For the taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid).


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.


Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws. Foreign persons should consult the Statement of Additional Information.


                                                                             ---

Managing the Fund
-------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Columbia Management Advisors, LLC ("Columbia Advisors"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Advisors is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.


On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Fund. As a result of the merger, Columbia Advisors is now the investment advisor to the Fund.


For the 2006 fiscal year, aggregate advisory fees paid to Columbia Advisors by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors by the Fund, amounted to .70% of average daily net assets of the Fund. A discussion of the factors considered by the Fund's Board of Trustees in approving the Fund's investment advisory contract is included in the Fund's semi-annual report to shareholders for the fiscal period ended
March 31, 2006.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
Peter Larson, a senior vice president of Columbia Advisors, is the lead manager for the Fund and has managed the Fund, including the predecessor funds, since it commenced operations in 1992. Mr. Larson has been associated with Columbia Advisors or its predecessors since 1963.

Richard G. D'Auteuil, a vice president of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since September, 2005. Mr. D'Auteuil has been associated with Columbia Advisors or its predecessors since May, 1993.

Allyn Seymour, a vice president of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since September, 2005. Mr. Seymour has been associated with Columbia Advisors or its predecessors since September, 1993


Alfred F. Alley, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since January, 2007. Mr. Alley has been associated with Columbia Advisors or its predecessors since June, 2005. Prior to June, 2005, Mr. Alley was a managing partner of Tandem Trading, LLC from October, 2001 to June, 2005.


The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Fund.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor")


---

Managing the Fund



(collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the ''MDL''). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court


                                                                             ---

Managing the Fund



for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The settlement has not yet been finalized. Any settlement ultimately agreed by the parties will be subject to court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.


---

Financial Highlights
-------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's Class Z financial performance. Information is shown for the last six fiscal periods, which run from October 1 to September 30, unless otherwise indicated. Certain information reflects financial results for a single Class Z share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which, for the fiscal years ended September 30, 2006, September 30, 2005 and September 30, 2004 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for the period ended September 30, 2003 and for the fiscal years ended October 31, 2002 and 2001 has been derived from the Fund's financial statements which have been audited by another independent registered public accounting firm, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report containing those financial statements by calling 1-800-345-6611.


 The Fund


                                                     Year ended                  Period ended            Year ended
                                                   September 30,                 September 30,          October 31,
                                        2006        2005/(a)/      2004/(b)/     2003/(c)(d)/          2002       2001
                                       Class Z       Class Z        Class Z         Class Z           Class Z    Class Z
                                     -------      ---------      ---------      -------------      -------       -------
 Net asset value --
 Beginning of period ($)               19.54          17.73          15.45           12.75           14.11         14.38
-------------------------------------------------------------------------------------------------------------------------
 Income from Investment Operations
 ($):
   Net investment income
    (loss)/(e)/                        (0.01)         (0.01)         (0.03)           0.02            0.03          0.07
   Net realized and unrealized
    gain (loss) on investments          1.93           2.94           2.80            3.34           (0.07)         1.60
-------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations       1.92           2.93           2.77            3.36           (0.04)         1.67
-------------------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income             --             --             --           (0.01)          (0.01)        (0.07)
   From net realized capital gains     (1.50)         (1.12)         (0.49)          (0.65)          (1.31)        (1.87)
-------------------------------------------------------------------------------------------------------------------------
 Total Distributions Declared to
   Shareholders                        (1.50)         (1.12)         (0.49)          (0.66)          (1.32)        (1.94)
-------------------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                     19.96          19.54          17.73           15.45           12.75         14.11
-------------------------------------------------------------------------------------------------------------------------
 Total return (%)/(f)/                 10.32/(g)/     16.96/(g)/     18.12/(g)/      27.44/(g)(h)/   (1.26)/(g)/   13.20
-------------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net
 Assets/Supplemental Data (%):
   Operating expenses/(i)/              0.91           0.88           0.90            0.92/(j)/       0.90          0.92
   Interest expense                       --/(k)/        --             --              --              --            --
   Total net expenses/(i)/              0.91           0.88           0.90            0.92/(j)/       0.90          0.92
   Net investment income
    (loss)/(i)/                        (0.05)         (0.06)         (0.15)           0.14/(j)/       0.20          0.48
   Waiver/reimbursement                   --/(k)/        --/(k)/        --/(k)/       0.02/(j)/       0.01            --
 Portfolio turnover rate (%)              14             16             26              19/(h)/         23            46
 Net assets, end of period (000's)
   ($)                               929,791      1,058,362      1,101,312         789,666         485,197       425,687


(a) On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.
(b) On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.
(c) The Fund changed its fiscal year end from October 31 to September 30.
(d) On November 18, 2002, the Galaxy Small Cap Value Fund, Trust shares were redesignated Liberty Small Cap Fund, Class Z shares.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Total return at net asset value assuming all distributions reinvested.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of the expenses, total return would have been reduced.
(h) Not annualized.

(i) The benefits derived from custody credits had an impact of less than 0.01%.

(j) Annualized.
(k) Rounds to less than 0.01%.

                                                                             ---

Appendix A
-------------------------------------------------------------------------------

Hypothetical Investment and Expense Information


The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class Z shares of the Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the Fund, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart, and is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower.


Class Z Shares

                              Initial Hypothetical
                                   Investment
 Maximum Sales Charge 0.00%    Amount $10,000.00      Assumed Rate of Return 5%



                                                                     Hypothetical
                        Cumulative                    Cumulative       Year-End
                       Return Before     Annual      Return After    Balance After        Annual
Year                  Fees & Expenses Expense Ratio Fees & Expenses Fees & Expenses Fees & Expenses/(1)/
1                          5.00%          0.97%          4.03%        $10,403.00         $   98.95
2                         10.25%          0.97%         8.22%         $10,822.24         $  102.94
3                         15.76%          0.97%         12.58%        $11,258.38         $  107.09
4                         21.55%          0.97%         17.12%        $11,712.09         $  111.41
5                         27.63%          0.97%         21.84%        $12,184.09         $  115.90
6                         34.01%          0.97%         26.75%        $12,675.11         $  120.57
7                         40.71%          0.97%         31.86%        $13,185.91         $  125.43
8                         47.75%          0.97%         37.17%        $13,717.30         $  130.48
9                         55.13%          0.97%         42.70%        $14,270.11         $  135.74
10                        62.89%          0.97%         48.45%        $14,845.20         $  141.21
Total Gain After Fees
 and Expenses                                                         $ 4,845.20
Total Annual Fees and
 Expenses                                                                                $1,189.72


(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

---

Notes
-------------------------------------------------------------------------------

================================================================================

                                                                             ---

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.


You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's transfer agent or visiting the Fund's website at:

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:


Columbia Funds Series Trust I: 811-04367

..  Columbia Small Cap Core Fund


--------------------------------------------------------------------------------

[LOGO] ColumbiaFunds

       A Member of Columbia Management Group


(C)2007 Columbia Management Distributors, Inc.
One Financial Center, Boston, MA 02111-2621

800.426.3750 www.columbiafunds.com
                                                             INT-36/116539-0207

Columbia Large Cap Growth Fund          Prospectus, February 1, 2007
-------------------------------------------------------------------------------


Class A, B and C Shares

Advised by Columbia Management Advisors, LLC

--------------------------------------------------------------------------------
TABLE OF CONTENTS


THE FUND                                  2
--------------------------------------------
Investment Goal.........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  3
Portfolio Holdings Disclosure...........  4
Performance History.....................  4
Your Expenses...........................  7

YOUR ACCOUNT                              9
--------------------------------------------
How to Buy Shares.......................  9
Investment Minimums..................... 10
Sales Charges........................... 10
How to Exchange Shares.................. 14
How to Sell Shares...................... 14
Fund Policy on Trading of Fund Shares... 15
Distribution and Service Fees........... 17
Other Information About Your Account.... 18



MANAGING THE FUND                        22
--------------------------------------------
Investment Advisor...................... 22
Portfolio Managers...................... 22
Legal Proceedings....................... 23

FINANCIAL HIGHLIGHTS                     25
--------------------------------------------

APPENDIX A                               28
--------------------------------------------


Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Not FDIC     May Lose Value
       Insured      No Bank Guarantee

The Fund
-------------------------------------------------------------------------------


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broadly diversified portfolio of large-capitalization equity securities, primarily common stocks and securities that can be converted into common stocks. The Fund invests mainly in the securities of U.S. issuers, but may invest up to 20% of its total assets in foreign securities.

--------------------------------------------
  Growth stocks generally offer the
  potential for strong revenue and
  earnings, and accompanying capital
  growth, with less dividend income than
  value stocks.
--------------------------------------------

The Fund invests mainly in companies which the Fund's investment advisor believes will have faster earnings growth than the economy in general. The advisor looks for large-capitalization companies (generally over $5 billion) in growing industries, focusing on technological advances, good product development, strong management and other factors which support future growth. The advisor seeks out companies that have a history of strong earnings growth and are projected to continue a similar pattern of growth over the next three to five years.

The Fund may sell a portfolio security if there is an adverse change in the projected earnings growth of the company issuing the security. A security will also be sold when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goal.

As part of its investment strategy, the Fund may buy and sell securities frequently. Such trading usually increases portfolio turnover rates, which usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Such trading may also result in higher brokerage commissions and other transaction costs and additional tax liability, which could reduce the Fund's returns.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.


In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.


---

The Fund



PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                             ---

The Fund




PORTFOLIO HOLDINGS DISCLOSURE
--------------------------------------------------------------------------------
A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio securities is available in the Fund's Statement of Additional Information. The Fund discloses its complete portfolio holdings as of a month-end on the Fund's website, www.columbiafunds.com, approximately 30 calendar days after such month-end. Additionally, the Fund discloses its largest 15 holdings, as a percent of market value of the Fund's portfolio, as of a month-end on the Fund's website, www.columbiafunds.com, approximately 15 calendar days after such month-end. Once posted, the above information will remain available on such website until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares, excluding sales charges./ /The performance table following the bar chart shows how the Fund's average annual total returns for Class A, B and C shares, including sales charges, compare with those of a broad measure of market performance for one year, five years and ten years./ /The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

       ------------------------------------------------------------------

         UNDERSTANDING PERFORMANCE
         Calendar Year Total Returns show the Fund's Class A share performance for each of the last ten complete calendar years./ /They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

         Average Annual Total Returns are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges.

         The Fund's returns are compared to the Russell 1000 Growth
         Index ("Russell Index"), an unmanaged index that tracks the performance of those companies in the Russell Index with higher price-to-book ratios and higher forecasted growth
         values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.
       ------------------------------------------------------------------

---

The Fund



 Calendar Year Total Returns (Class A)/(1)/

                                    [CHART]

 1997    1998    1999    2000    2001    2002    2003    2004   2005   2006
------  ------  ------  ------ -------  -------  ------  -----  ----   -----
30.43%  25.55%  26.02%  -1.44% -18.80%  -26.88%  22.19%  7.29%  5.00%  10.12%

                     For the periods shown in bar chart:
                     Best quarter: 4th quarter 1998, +23.93%
                     Worst quarter: 3rd quarter 2001, -17.16%

(1) The calendar year total returns shown for Class A shares include the returns of Prime A Shares of the Galaxy Equity Growth Fund (the Galaxy
    Fund), the predecessor to the Fund, for periods prior to November 18, 2002, the date on which Class A shares were initially offered by the Fund. The returns shown for Class A shares also include the returns of Retail A Shares of the Galaxy Fund for periods prior to the date of inception of Prime A Shares (November 1, 1998). Class A shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class A shares exceed expenses paid by Retail A Shares.

                                                                             ---

The Fund


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


 Average Annual Total Returns -- for periods ended December 31, 2006



                                                               1 Year  5 Years   10 Years
Class A (%)
  Return Before Taxes                                           3.78   0.88/(1)/   5.61/(1)/
  Return After Taxes on Distributions                           3.52   0.81/(1)/   4.63/(1)/
  Return After Taxes on Distributions and Sale of Fund Shares   2.80   0.74/(1)/   4.56/(1)/
--------------------------------------------------------------------------------------------
Class B (%)
  Return Before Taxes                                           4.33   0.89/(1)/   5.59/(1)/
  Return After Taxes on Distributions                           4.06   0.84/(1)/   4.63/(1)/
  Return After Taxes on Distributions and Sale of Fund Shares   3.17   0.76/(1)/   4.57/(1)/
--------------------------------------------------------------------------------------------
Class C (%)
  Return Before Taxes                                           8.22   1.28/(1)/   5.59/(1)/
  Return After Taxes on Distributions                           7.95   1.23/(1)/   4.63/(1)/
  Return After Taxes on Distributions and Sale of Fund Shares   5.70   1.09/(1)/   4.58/(1)/
--------------------------------------------------------------------------------------------
Russell Index (%)                                               9.07   2.69        5.44



(1) The average annual total returns shown include the returns of Prime A Shares (for Class A shares) and Prime B Shares (for Class B shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class A and Class B shares were initially offered by the Fund. The returns shown for Class A shares and Class B shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted, as necessary, to reflect the sales charges applicable to Class A shares and Class B shares, respectively) for periods prior to the date of inception of Prime A Shares and Prime B Shares (November 1, 1998). Class A and Class B shares generally would have had substantially similar returns to Prime A shares, Prime B shares and Retail A shares because they would have been invested in the same portfolio of securities, although returns would have been lower to the extent that expenses for Class A and Class B shares exceed expenses paid by Prime A shares and Prime B shares, respectively or Retail A shares. The returns shown for Class C shares include the returns of Prime B Shares of the Galaxy Fund (adjusted to reflect the sales charge applicable to Class C shares) for periods prior to November 18, 2002, the date on which Class C shares were initially offered by the Fund. The returns shown for Class C shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to the date of inception of Prime B Shares (November 1, 1998). Class C shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class C shares exceed expenses paid by Retail A and Prime B Shares.


---

The Fund



YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

          ------------------------------------------------------------

          UNDERSTANDING EXPENSES
          Sales Charges are paid directly by shareholders to Columbia Management Distributors, Inc., the Fund's distributor.

          Annual Fund Operating Expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns.

          Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:
          .  $10,000 initial investment
          .  5% total return for each year
          .  Fund operating expenses remain the same
          .  Reinvestment of all dividends and distributions
          . Class B shares convert to Class A shares after eight years


 Shareholder Fees (paid directly from your investment)



                                                    Class A    Class B  Class C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)              5.75        0.00     0.00
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) on
 redemptions (%)
(as a percentage of the lesser of purchase price
 or redemption price)                                1.00/(1)/   5.00     1.00
--------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if
 applicable)                                           /(2)/      /(2)/    /(2)/


(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase.
(2) There is a $7.50 charge for wiring sale proceeds to your bank.


                                                                             ---

The Fund



 Annual Fund Operating Expenses (deducted directly from Fund assets)


                                                 Class A   Class B Class C
      Management fee/(1)(2)/ (%)                 0.57       0.57    0.57
      --------------------------------------------------------------------
      Distribution and service (12b-1) fees (%)  0.25/(3)/  1.00    1.00
      --------------------------------------------------------------------
      Other expenses/(4)/ (%)                    0.22       0.22    0.22
      --------------------------------------------------------------------
      Total annual fund operating expenses (%)   1.04       1.79    1.79


(1) The Fund pays a management fee of 0.52% and an administration fee of 0.05%.
(2) The Fund's investment advisor has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily net assets. The breakpoint schedule for the Fund is as follows: 0.70% for assets up to $200 million; 0.575% for assets in excess of $200 million and and up to $500 million; and 0.45% for assets in excess of $500 million.

(3) The Fund may pay distribution and service (12b-1) fees up to a maximum of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but will limit such fees to an aggregate of not more than 0.25% for Class A shares during the current fiscal year.

(4) Other expenses have been restated to reflect contractual changes to the fees paid by the Fund.


 Example Expenses (your actual costs may be higher or lower)


       Class                             1 Year 3 Years 5 Years 10 Years
       Class A                            $675   $887   $1,116   $1,773
       -----------------------------------------------------------------
       Class B: did not sell your shares  $182   $563   $  970   $1,908
                sold all your shares at
                the end of the period     $682   $863   $1,170   $1,908
       -----------------------------------------------------------------
       Class C: did not sell your shares  $182   $563   $  970   $2,105
                sold all your shares at
                the end of the period     $282   $563   $  970   $2,105


See Appendix A for additional hypothetical investment and expense information.

---

Your Account
-------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, "good form" may mean that you have properly placed your order with your financial advisor or the Fund's transfer agent has received your completed application, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

 Outlined below are the various options for buying shares:


Method               Instructions
Through your         Your financial advisor can help you establish your account
financial advisor    and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                     your request prior to the close of regular trading on the
                     New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for
                     executing the purchase for you.
---------------------------------------------------------------------------------
By check             For new accounts, send a completed application and check
(new account)        made payable to the Fund to Columbia Management Services,
                     Inc., P.O. Box 8081, Boston, MA 02266-8081.
---------------------------------------------------------------------------------
By check             For existing accounts, fill out and return the additional
(existing account)   investment stub included in your account statement, or send a letter of instruction including your Fund name and
                     account number with a check made payable to the Fund to
                     Columbia Management Services, Inc., P.O. Box 8081, Boston,
                     MA 02266-8081.
---------------------------------------------------------------------------------
By exchange          You or your financial advisor may acquire shares of the
                     Fund for your account by exchanging shares you own in a
                     different fund distributed by Columbia Management
                     Distributors, Inc. for shares of the same class (and, in
                     some cases, certain other classes) of the Fund at no
                     additional cost. An exchange to another fund may incur a
                     sales charge if the original purchase was not assessed a
                     sales charge. There may be an additional sales charge if
                     exchanging from a money market fund. To exchange by
                     telephone, call 1-800-422-3737.
---------------------------------------------------------------------------------
By wire              You may purchase shares of the Fund by wiring money from
                     your bank account to your Fund account. To wire funds to
                     your Fund account, call 1-800-422-3737 for wiring
                     instructions.
---------------------------------------------------------------------------------
By electronic        You may purchase shares of the Fund by electronically
funds transfer       transferring money from your bank account to your Fund
                     account by calling 1-800-422-3737. An electronic funds
                     transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                     prior to your telephone request. Be sure to complete the
                     appropriate section of the application for this feature.
---------------------------------------------------------------------------------
Automatic            You may make monthly or quarterly investments automatically
investment plan      from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                     transfer. Be sure to complete the appropriate section of
                     the application for this feature.
---------------------------------------------------------------------------------
Automated dollar     You may purchase shares of the Fund for your account by
cost averaging       exchanging $100 or more each month from another fund for
                     shares of the same class of the Fund at no additional cost.
                     Exchanges will continue so long as your fund balance is
                     sufficient to complete the transfers. You may terminate
                     your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-345-6611. There may
                     be an additional sales charge if exchanging from a money
                     market fund. Be sure to complete the appropriate section of the account application for this feature.
---------------------------------------------------------------------------------
By dividend          You may automatically invest dividends distributed by
diversification      another fund into the same class of shares (and, in some
                     cases, certain other classes) of the Fund at no additional sales charge. There may be an additional sales charge if
                     exchanging from a money market fund. To invest your
                     dividends in the Fund, call 1-800-345-6611.
---------------------------------------------------------------------------------
Through the internet You may purchase Fund shares through the internet. You will be required to accept the terms of an online agreement and to use a password in order to make internet purchases. The transfer agent has procedures in place to authenticate
                     electronic instructions given via the internet. For more
                     information on internet transactions, or to sign up for the internet transactions, please call 1-800-345-6611.


                                                                             ---

Your Account



INVESTMENT MINIMUMS
--------------------------------------------------------------------------------

The minimum initial investment for Class A, Class B and Class C shares generally is $2,500. For individual retirement plans (including traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts) and non-omnibus group retirement accounts, the minimum initial investment is $1,000. For non-omnibus group retirement plans, the initial investment minimums are determined based on the plan's investment rather than the investment of its individual participants. For investors establishing an automatic investment plan, the minimum initial investment is $50. There is no minimum initial investment for omnibus accounts, wrap accounts or Health Savings Accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.

The minimum investment for additional purchases of Class A, Class B and Class C shares is $50 for all investors subject to a minimum initial investment.

The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

Please see the Statement of Additional Information for more details on investment minimums.


SALES CHARGES
--------------------------------------------------------------------------------

You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge ("CDSC") when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be reduced or waived, as described below and in the Statement of Additional Information. The Board of Trustees has waived sales charges for Health Savings Accounts.



       ------------------------------------------------------------------

         CHOOSING A SHARE CLASS
         The Fund offers three classes of shares in this prospectus -- Class A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Purchases of $50,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.

         The Fund also offers five additional classes of shares -- Class T, G, E, F and Z shares, exclusively to certain institutional and other investors through separate prospectuses.


---

10

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Your Account



Class A shares Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

 Class A Sales Charges

                                                             % of offering
                                       As a % of                 price
                                       the public   As a %    retained by
                                        offering   of your     financial
     Amount purchased                    price    investment    advisor
     Less than $50,000                    5.75       6.10        5.00
     ---------------------------------------------------------------------
     $50,000 to less than $ 100,000       4.50       4.71        3.75
     ---------------------------------------------------------------------
     $100,000 to less than $ 250,000      3.50       3.63        2.75
     ---------------------------------------------------------------------
     $250,000 to less than $ 500,000      2.50       2.56        2.00
     ---------------------------------------------------------------------
     $500,000 to less than $ 1,000,000    2.00       2.04        1.75
     ---------------------------------------------------------------------
     $1,000,000 or more                   0.00       0.00        0.00


Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 12 months of the time of purchase.
Subsequent Class A share purchases that bring your account value above $1 million (but less than $50 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee-based program or Health Savings Accounts.


For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

 Purchases Over $1 Million


                Amount purchased                    Commission %
                $1 million to less than $3 million      1.00
                ------------------------------------------------
                $3 million to less than $50 million     0.50
                ------------------------------------------------
                $50 million or more                     0.25



For group retirement plans, financial advisors are eligible to receive a 1.00% commission from the distributor on purchases, including those in amounts less than $1 million, that are coded as commission eligible trades. In determining the commission payable to a financial adviser in the table above, the breakpoint discount policies described herein under "Reduced Sales Charges for Larger Investments" shall apply.


       ------------------------------------------------------------------

         UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES
         Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

                                                                             ---

Your Account



Reduced Sales Charges for Larger Investments.

  A. What are the principal ways to obtain a breakpoint discount?

There are two principal ways you may pay a lower sales charge (often referred to as "breakpoint discounts") when purchasing Class A shares of the Fund and other funds in the Columbia family of funds.


Rights of Accumulation The value of eligible accounts maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart on the previous page) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price.


Statement of Intent You also may pay a lower sales charge when purchasing Class A shares by signing a Statement of Intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the Statement of Intent within 13 months. As described in the chart on the previous page, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, the Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information.

  B. What accounts are eligible for breakpoint discounts?

The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

   .  Individual accounts

   .  Joint accounts

   .  Certain IRA accounts

   .  Certain trusts

   .  UTMA/UGMA accounts


For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Columbia fund shares. An account is not eligible to the extent it holds an institutional class of shares of a Columbia money market fund or Class R shares of any Columbia fund. The value of your investment in a non-institutional class of a Columbia money market fund held in an eligible account may be aggregated with your investments in other funds in the Columbia family of funds to obtain a breakpoint discount through a Right of Accumulation. Non-institutional class investments in Columbia money market funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission.


  C. How do I obtain a breakpoint discount?

The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a

---

Your Account


different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's transfer agent, Columbia Management Services, Inc., you will need to provide the foregoing information to a Columbia Management Services, Inc. representative at the time you purchase shares.

  D. How can I obtain more information about breakpoint discounts?


Certain investors, including affiliates of the Funds, broker/dealers and their affiliates, investors in wrap-fee programs, through fee-based advisers or certain retirement plans, certain shareholders of funds that were reorganized into the Fund as well as investors using the proceeds of redemptions of Fund shares or of certain Bank of America trust or similar accounts, may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. CDSCs may also be waived for redemptions under a systematic withdrawal program, in connection with the death or post-purchase disability of a shareholder, certain medical expenses, charitable gifts, involuntary and tax-related redemptions, or when the selling broker/dealer has agreed to waive or return its commission. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611.

Class B shares Your purchases of Class B shares are at Class B's net asset value. Purchases up to $50,000 are allowed in Class B shares assuming the combined value of the customer's total assets in the Columbia funds does not reach $50,000. Purchases in Class B shares that bring the combined value of a customer's total assets to $50,000 or above will be rejected. A customer's total assets may include accounts for immediate family members. Group plan accounts are valued at the plan level. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission of 4.00% on sales of Class B shares.


 Class B Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                     Through first year             5.00
                 ---------------------------------------------
                     Through second year            4.00
                 ---------------------------------------------
                     Through third year             3.00
                 ---------------------------------------------
                     Through fourth year            3.00
                 ---------------------------------------------
                     Through fifth year             2.00
                 ---------------------------------------------
                     Through sixth year             1.00
                 ---------------------------------------------
                     Longer than six years          0.00



Automatic conversion to Class A shares occurs eight years after purchase.


Class C shares Your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor an up-front commission of 1.00% on sales of Class C shares.


 Class C Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                     Through first year             1.00
                 ---------------------------------------------
                     Longer than one year           0.00

                                                                             ---

Your Account



HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another fund distributed by Columbia
Management Distributors, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.


Certain restrictions on exchanges may apply to participants in Health Savings Accounts, including a limitation that participants may exchange their shares only for shares of other funds currently enrolled in the program offering the Health Savings Account.

You also may exchange your shares through the internet. You will be required to accept the terms of an online agreement and to use a password in order to make internet exchanges. The transfer agent has procedures in place to authenticate electronic instructions given via the internet. For more information on internet transactions, or to sign up for internet transactions, please call 1-800-345-6611.


HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, when selling shares by letter of instruction, "good form" means
(i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) if applicable, you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 10 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non- Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.


---

Your Account



 Outlined below are the various options for selling shares:


Method               Instructions
Through your         You may call your financial advisor to place your sell
financial advisor    order. To receive the current trading day's price, your
                     financial advisor must receive your request prior to the
                     close of regular trading on the NYSE, usually 4:00 p.m.
                     Eastern time. Your financial advisor may charge you fees
                     for executing a redemption for you.
---------------------------------------------------------------------------------
By exchange          You or your financial advisor may sell shares of the Fund
                     by exchanging from the Fund into the same share class (and, in some cases, certain other classes) of another fund
                     distributed by Columbia Management Distributors, Inc. at no additional cost. To exchange by telephone, call
                     1-800-422-3737.
---------------------------------------------------------------------------------
By telephone         You or your financial advisor may sell shares of the Fund
                     by telephone and request that a check be sent to your
                     address of record by calling 1-800-422-3737, unless you
                     have notified the Fund of an address change within the
                     previous 30 days. The dollar limit for telephone sales is
                     $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts and Health Savings Accounts. For
                     details, call 1-800-799-7526.
---------------------------------------------------------------------------------
By mail              You may send a signed letter of instruction or, if
                     applicable, stock power form along with any share
                     certificates to be sold to the address below. In your
                     letter of instruction, note the Fund's name, share class,
                     account number, and the dollar value or number of shares
                     you wish to sell. All account owners must sign the letter.
                     Signatures must be guaranteed by either a bank, a member
                     firm of a national stock exchange or another eligible
                     guarantor that participates in the Medallion Signature
                     Guarantee Program for amounts over $100,000 or for
                     alternate payee or mailing instructions. Additional
                     documentation is required for sales by corporations,
                     agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.
                     Mail your letter of instruction to Columbia Management
                     Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
---------------------------------------------------------------------------------
By wire              You may sell Fund shares and request that the proceeds be
                     wired to your bank. You must set up this feature prior to
                     your request. Be sure to complete the appropriate section
                     of the account application for this feature. Generally, the value of your redemptions must be at least equal to $500 in order to have the sale proceeds wired to your bank. There
                     is a $7.50 charge for wiring sale proceeds to your bank.
                     (The transfer agent may waive this fee for omnibus and
                     nominee accounts.) Your bank may charge additional fees for such wire transfer.
---------------------------------------------------------------------------------
By systematic        You may automatically sell a specified dollar amount or
withdrawal plan      percentage of your account on a monthly, quarterly or
                     semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. The $5,000 minimum
                     account balance requirement has been waived for wrap
                     accounts. This feature is not available if you hold your
                     shares in certificate form. All dividend and capital gains distributions must be reinvested. Be sure to complete the
                     appropriate section of the account application for this
                     feature.
---------------------------------------------------------------------------------
By electronic        You may sell shares of the Fund and request that the
funds transfer       proceeds be electronically transferred to your bank.
                     Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                     request. Be sure to complete the appropriate section of the account application for this feature.
---------------------------------------------------------------------------------
Through the internet You may sell Fund shares through the internet. You will be required to accept the terms of an online agreement and to use a password in order to make internet redemptions. The
                     transfer agent has procedures in place to authenticate
                     electronic instructions given via the internet. For more
                     information on internet transactions, or to sign up for
                     internet transactions, please call 1-800-345-6611.


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.

The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia

                                                                             ---

Your Account


Fund (other than a money market fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.


The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.

Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement plan service providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above. In particular, the Bank of America retirement plan service provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.


The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

---

Your Account



DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
12b-1 Plan The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.10% for Class A shares and 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. The Fund's Board of Trustees currently limits total payments under the Rule 12b-1 plan for Class A shares to 0.25%. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after eight years, eliminating a portion of the distribution fee upon conversion.


Financial Intermediary Payments The Fund's distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Fund's distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the money market funds) on an annual basis for payments based on average net assets of the funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the funds (other than the money market funds) attributable to the financial intermediary. The Fund's distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets for Class A, B and C shares in the program on an annual basis. As of September 1, 2005, the Fund's Board of Trustees has authorized the Fund to pay up to 0.11% of total Fund assets on an annual basis for providing investor services. The amounts in excess of that paid by the Fund will be borne by the Fund's distributor or its affiliates.

The Fund's distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.


                                                                             ---

Your Account



Amounts paid by the Fund's distributor or its affiliates are paid out of the distributor's or its affiliates' own revenue and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Fund's distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Fund's distributor or its affiliates has agreed to make marketing support payments in the Fund's Statement of Additional Information, which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Fund's distributor and the distributor's affiliates and any services your financial intermediary provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
How the Fund's Share Price is Determined The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.


Automatic Sale of Your Shares The Fund will automatically sell your shares if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below $250. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. If your shares are sold, the


---

Your Account



transfer agent will remit the balance of your account to you. The transfer agent will send you written notification at least 30 days in advance of any such automatic sale, which will provide details on how you can add money to your account in order to avoid such automatic sale. Generally, you may avoid such automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345-6611 or contact your investment professional for more information. The automatic sale of shares of accounts valued at less than $250 will take place in the second quarter of each calendar year.

The Fund may also sell your shares if a financial institution or intermediary instructs the Fund to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the Investment Company Act of 1940 ("ICA").

Minimum Account Balance Fee Beginning in the second quarter of 2007, if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below the minimum initial investment applicable to you, your account will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. The Fund reserves the right to lower the account size trigger point for the minimum balance fee in any year for any class of shares when the Fund believes it is appropriate to do so in light of declines in the market value of Fund shares or sales loads applicable to a particular class of shares, or for other reasons. The transfer agent will reduce the expenses paid by your Fund for transfer agency services by the amount it collects from assessment of this fee. If your Fund has no transfer agency expenses against which to offset the amount collected through assessment of this fee, the transfer agent will pay such amount directly to your Fund. The transfer agent will send you written notification of the imposition of any such fee, which will provide details on how you can add money to your account in order to avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345- 6611 or contact your investment professional for more information.

Exceptions to the Automatic Sale of Your Shares and the Minimum Account Balance Fee The automatic sale of shares of accounts valued at less than $250 and the minimum account balance fee described above do not apply to shareholders holding their shares through broker-dealer networked accounts, wrap fee and omnibus accounts, accounts with active automatic investment plans or payroll deduction plans, accounts that were created by the automatic conversion of Class B shares to Class A shares, accounts that were created by the automatic conversion of Class G shares to Class T shares, certain qualified retirement plans or Health Savings Accounts. The automatic sale of shares of accounts valued at less than $250 does not apply to individual retirement plans.

Share Certificates Share certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you will not be able to sell your shares until you have returned them to the transfer agent.


                                                                             ---

Your Account



Dividends, Distributions and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

   Dividends      Represents interest and dividends earned from securities
                  held by the Fund, net of expenses incurred by the Fund.
  ----------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.


       ------------------------------------------------------------------

         UNDERSTANDING FUND DISTRIBUTIONS
         The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.


Distribution Options The Fund distributes any dividends and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

 Distribution Options

    Reinvest all distributions in additional shares of your current fund
  ---------------------------------------------------------------------------
    Reinvest all distributions in shares of another fund
  ---------------------------------------------------------------------------
    Receive dividends in cash (see options below) and reinvest capital gains
  ---------------------------------------------------------------------------
    Receive all distributions in cash (with one of the following options):
  .  send the check to your address of record
  .  send the check to a third party address
  .  transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.


Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account or Health Savings Account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes.

The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.

In general, any distributions of dividends, interest and short-term capital gains (determined by how long the Fund held the investments that generated them) are taxable as ordinary income. Properly designated distributions of


---

Your Account




long-term capital gains (determined by how long the Fund held the investments that generated them) are generally taxable as such, regardless of how long you have held your Fund shares. Long-term capital gain rates have been temporarily reduced - in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning before January 1, 2011. For the taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid).


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.


You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws. Foreign persons should consult the Statement of Additional Information.


                                                                             ---

Managing the Fund
-------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Columbia Management Advisors, LLC ("Columbia Advisors"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Advisors is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.


On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Fund. As a result of the merger, Columbia Advisors is now the investment advisor to the Fund.


For the 2006 fiscal year, aggregate advisory fees paid to Columbia Advisors by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors by the Fund, amounted to 0.52% of average daily net assets of the Fund. A discussion of the factors considered by the Fund's Board of Trustees in approving the Fund's investment advisory contract is included in the Fund's semi-annual report to shareholders for the period ended March 31, 2006.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
Paul J. Berlinguet, a senior vice president of Columbia Advisors and head of Columbia Advisors' Small-Cap Growth Team and Large-Cap Growth Team, is a co-manager for the Fund and has co-managed the Fund since October, 2003. Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003. Prior to joining John Hancock Funds in April, 2001, Mr. Berlinguet was head of the Global Technology Research Team and a large-cap growth portfolio manager at Baring Asset Management.

Edward P. Hickey, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since June, 2005. Mr. Hickey has been associated with Columbia Advisors or its predecessors since November, 1998.

Roger R. Sullivan, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since June, 2005. Mr. Sullivan has been associated with Columbia Advisors or its predecessors since January, 2005. Prior to January, 2005, Mr. Sullivan was a senior vice president of Putnam Investments from December, 1994 to December, 2004.

Mary-Ann Ward, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since June, 2005. Ms. Ward has been associated with Columbia Advisors or its predecessors since July, 1997.

John T. Wilson, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since August, 2005. Mr. Wilson has been associated with Columbia Advisors or its predecessors since July, 2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.

The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Fund.

---

Managing the Fund



LEGAL PROCEEDINGS
--------------------------------------------------------------------------------


On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a


                                                                             ---

Managing the Fund



derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The settlement has not yet been finalized. Any settlement ultimately agreed by the parties will be subject to court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.


---

Financial Highlights
-------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last six fiscal periods, which run from October 1 to September 30, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which, for the fiscal years ended September 30, 2004, 2005 and 2006, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for the period ended September 30, 2003 and the fiscal years ended October 31, 2002 and 2001 has been derived from the Fund's financial statements which have been audited by another independent registered public accounting firm, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report containing those financial statements by calling 1-800-345-6611.


 The Fund


                                                                                         Period ended
                                                        Year ended September 30,         September 30,   Year ended October 31,
                                                   2006          2005        2004/(a)/   2003/(b)(c)/       2002        2001
                                                  Class A       Class A      Class A        Class A        Class A     Class A
                                                -------      -------        --------     -------------   -------       -------
 Net asset value --
 Beginning of period ($)                          21.11       18.57          17.59           16.06        19.74         32.31
-------------------------------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income (loss)                    0.01/(d)/   0.05/(d)(e)/  (0.08)/(d)/     (0.05)/(d)/   0.03/(d)/    (0.02)
   Net realized and unrealized gain (loss)
    on investments                                 1.19        2.51           1.06            1.61        (3.71)        (8.92)
-------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                 1.20        2.56           0.98            1.56        (3.68)        (8.94)
-------------------------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                     (0.04)      (0.02)            --           (0.03)          --            --
   From net realized gains                           --          --             --              --           --         (3.63)
-------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders    (0.04)      (0.02)            --           (0.03)          --         (3.63)
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                22.27       21.11          18.57           17.59        16.06         19.74
-------------------------------------------------------------------------------------------------------------------------------
  Total return (%)/(f)(g)/                         5.69       13.80           5.57            9.72/(h)/  (18.64)       (30.43)
-------------------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/
 Supplemental Data (%):
   Operating expenses/(i)/                         1.01        1.11           1.28            1.30/(j)/    1.12          1.13
   Interest expense                                  --/(k)/     --             --              --           --            --
   Total net expenses/(i)/                         1.01        1.11           1.28            1.30/(j)/    1.12          1.13
   Net investment income (loss)/(i)/               0.07        0.25          (0.40)          (0.30)/(j)/   0.14         (0.10)
   Waiver/reimbursement                              --/(k)/     --/(k)/        --/(k)/       0.02/(j)/    0.05          0.03
  Portfolio turnover rate (%)                       171         113            126              91/(h)/      43            48
  Net assets, end of period (000's) ($)         125,124      10,422          3,867           1,887           56           671


(a) On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.
(b) The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Equity Growth Fund, Prime A shares were redesignated Liberty Equity Growth Fund, Class A shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g) Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.

(i) The benefits derived from custody credits had an impact of less than 0.01%.

(j) Annualized.
(k) Rounds to less than 0.01%.

                                                                             ---

Financial Highlights



 The Fund


                                                                                           Period ended
                                                         Year ended September 30,          September 30,   Year ended October 31,
                                                    2006          2005         2004/(a)/   2003/(b)(c)/       2002        2001
                                                   Class B       Class B       Class B        Class B        Class B     Class B
                                                -------       -------         --------     -------------   -------       -------
 Net asset value --
 Beginning of period ($)                          20.07        17.76           16.96           15.57        19.32         31.94
---------------------------------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment loss                            (0.13)/(d)/  (0.09)/(d)(e)/  (0.21)/(d)/     (0.14)/(d)/  (0.14)/(d)/   (0.19)
   Net realized and unrealized gain (loss) on
    investments                                    1.11         2.40            1.01            1.53        (3.61)        (8.80)
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                 0.98         2.31            0.80            1.39        (3.75)        (8.99)
---------------------------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net realized gains                           --           --              --              --           --         (3.63)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                21.05        20.07           17.76           16.96        15.57         19.32
---------------------------------------------------------------------------------------------------------------------------------
  Total return (%)/(f)(g)/                         4.88        13.01            4.72            8.93/(h)/  (19.41)       (31.00)
---------------------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/
 Supplemental Data (%):
   Operating expenses/(i)/                         1.76         1.86            2.03            2.13/(j)/    1.99          1.95
   Interest expense                                  --/(k)/      --              --              --           --            --
   Total net expenses/(i)/                         1.76         1.86            2.03            2.13/(j)/    1.99          1.95
   Net investment loss/(i)/                       (0.72)       (0.48)          (1.15)          (0.97)/(j)/  (0.73)        (0.92)
   Waiver/reimbursement                              --/(k)/      --/(k)/         --/(k)/       0.02/(j)/    0.05          0.03
   Portfolio turnover rate (%)                      171          113             126              91/(h)/      43            48
   Net assets, end of period (000's) ($)        227,160        7,799           3,195           1,013          207           309


(a) On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.
(b) The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Equity Growth Fund, Prime B shares were redesignated Liberty Equity Growth Fund, Class B shares.
(d) Per share data was calculated using average shares outstanding during the period.

(e) Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.

(i) The benefits derived from custody credits had an impact of less than 0.01%.

(j) Annualized.
(k) Rounds to less than 0.01%.

---

Financial Highlights


 The Fund


                                                                              Period ended
                                         Year ended September 30,             September 30,
                                            2006        2005      2004/(a)/   2003/(b)(c)/
                                           Class C     Class C     Class C       Class C
                                         -------     -------      --------    -------------
 Net asset value --
 Beginning of period ($)                  20.10       17.79        16.98          16.04
---------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment loss/(d)/               (0.13)      (0.09)/(e)/  (0.21)         (0.13)
   Net realized and unrealized gain on
    investments                            1.09        2.40         1.02           1.07
---------------------------------------------------------------------------------------------
  Total from Investment Operations         0.96        2.31         0.81           0.94
---------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                        21.06       20.10        17.79          16.98
---------------------------------------------------------------------------------------------
  Total return (%)/(f)(g)/                 4.78       12.98         4.77           5.86/(h)/
---------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/
 Supplemental Data (%):
   Operating expenses/(i)/                 1.76        1.86         2.03           2.00/(j)/
   Interest expense                          --/(k)/     --           --             --
   Total net expenses/(i)/                 1.76        1.86         2.03           2.00/(j)/
   Net investment loss/(i)/               (0.69)      (0.45)       (1.15)         (0.92)/(j)/
   Waiver/reimbursement                      --/(k)/     --/(k)/      --/(k)/      0.02/(j)/
  Portfolio turnover rate (%)               171         113          126             91/(h)/
  Net assets, end of period (000's) ($)  31,046       1,419          780            524


(a) On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.
(b) The Fund changed its fiscal year end from October 31 to September 30.
(c) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.

(e) Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(f) Total return at net asset value assuming no contingent deferred sales charge.
(g) Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.

(i) The benefits derived from custody credits had an impact of less than 0.01%.

(j) Annualized.
(k) Rounds to less than 0.01%.

                                                                             ---

Appendix A
-------------------------------------------------------------------------------


Hypothetical Investment and Expense Information
--------------------------------------------------------------------------------

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A, B and C shares of the Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after eight years. The annual expense ratios used for the Fund, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge for Class A shares but do not reflect any contingent deferred sales charges which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.


 Class A Shares




        Maximum Sales Charge          Initial Hypothetical Investment Amount       Assumed Rate of Return
                5.75%                           $10,000.00                                   5%
        --------------------          --------------------------------------        ----------------------
                                                                              Hypothetical
                        Cumulative                        Cumulative            Year- End
                       Return Before     Annual          Return After         Balance After        Annual
        Year          Fees & Expenses Expense Ratio     Fees & Expenses      Fees & Expenses Fees & Expenses/(1)/
        ----          ---------------   -------------     ---------------    --------------- -------------------
          1                 5.00%         1.04%              -2.02%/(2)/        $9,798.23           $674.96
          2                10.25%         1.04%               1.86%            $10,186.24           $103.92
          3                15.76%         1.04%               5.90%            $10,589.62           $108.03
          4                21.55%         1.04%              10.09%            $11,008.96           $112.31
          5                27.63%         1.04%              14.45%            $11,444.92           $116.76
          6                34.01%         1.04%              18.98%            $11,898.14           $121.38
          7                40.71%         1.04%              23.69%            $12,369.30           $126.19
          8                47.75%         1.04%              28.59%            $12,859.13           $131.19
          9                55.13%         1.04%              33.68%            $13,368.35           $136.38
         10                62.89%         1.04%              38.98%            $13,897.74           $141.78
Total Gain After Fees
 & Expenses                                                                     $3,897.74
Total Annual Fees
 & Expenses                                                                                       $1,772.90


(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.
(2) Reflects deduction of the maximum initial sales charge.

---

Appendix A


 Class B Shares





         Maximum Sales Charge           Initial Hypothetical Investment Amount       Assumed Rate of Return
                 0.00%                           $10,000.00                                    5%
         --------------------           --------------------------------------           ----------------------

                                                                                Hypothetical
                          Cumulative                         Cumulative           Year-End
                         Return Before     Annual           Return After        Balance After        Annual
         Year           Fees & Expenses Expense Ratio      Fees & Expenses     Fees & Expenses Fees & Expenses/(1)/
         ----           --------------- -------------      ---------------     --------------- -------------------
           1                  5.00%         1.79%                3.21%           $10,321.00           $181.87
           2                 10.25%         1.79%                6.52%           $10,652.30           $187.71
           3                 15.76%         1.79%                9.94%           $10,994.24           $193.74
           4                 21.55%         1.79%               13.47%           $11,347.16           $199.96
           5                 27.63%         1.79%               17.11%           $11,711.40           $206.37
           6                 34.01%         1.79%               20.87%           $12,087.34           $213.00
           7                 40.71%         1.79%               24.75%           $12,475.34           $219.84
           8                 47.75%         1.79%               28.76%           $12,875.80           $226.89
           9                 55.13%         1.04%               33.86%           $13,385.68           $136.56
          10                 62.89%         1.04%               39.16%           $13,915.75           $141.97
Total Gain After Fees &
 Expenses                                                                         $3,915.75
Total Annual Fees &
 Expenses                                                                                           $1,907.91


 Class C Shares




        Maximum Sales Charge          Initial Hypothetical Investment Amount       Assumed Rate of Return
                0.00%                          $10,000.00                                    5%
        --------------------          --------------------------------------           ----------------------

                                                                              Hypothetical
                        Cumulative                         Cumulative           Year-End
                       Return Before     Annual           Return After        Balance After        Annual
        Year          Fees & Expenses Expense Ratio      Fees & Expenses     Fees & Expenses Fees & Expenses/(1)/
        ----          --------------- -------------      ---------------     --------------- -------------------
          1                 5.00%         1.79%                3.21%           $10,321.00           $181.87
          2                10.25%         1.79%                6.52%           $10,652.30           $187.71
          3                15.76%         1.79%                9.94%           $10,994.24           $193.74
          4                21.55%         1.79%               13.47%           $11,347.16           $199.96
          5                27.63%         1.79%               17.11%           $11,711.40           $206.37
          6                34.01%         1.79%               20.87%           $12,087.34           $213.00
          7                40.71%         1.79%               24.75%           $12,475.34           $219.84
          8                47.75%         1.79%               28.76%           $12,875.80           $226.89
          9                55.13%         1.79%               32.89%           $13,289.11           $234.18
         10                62.89%         1.79%               37.16%           $13,715.69           $241.69
Total Gain After Fees
 & Expenses                                                                     $3,715.69
Total Annual Fees
 & Expenses                                                                                       $2,105.25


(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

                                                                             ---

Notes
-------------------------------------------------------------------------------

================================================================================

---

Notes


================================================================================

                                                                             ---

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.


You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's transfer agent or visiting the Fund's website at:

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:


Columbia Funds Series Trust I: 811-04367


..  Columbia Large Cap Growth Fund

--------------------------------------------------------------------------------

[LOGO] ColumbiaFunds

       A Member of Columbia Management Group



(C)2007 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621
800.426.3750 www.columbiafunds.com

                                                             INT-36/116537-0207

Columbia Large Cap Growth Fund Prospectus, February 1, 2007
-----------------------------------------------------------


Class E and F Shares

Advised by Columbia Management Advisors, LLC

--------------------------------------------------------------------------------
TABLE OF CONTENTS


THE FUND                                  2
--------------------------------------------
Investment Goal.........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  2
Portfolio Holdings Disclosure...........  4
Performance History.....................  4
Your Expenses...........................  6

YOUR ACCOUNT                              8
--------------------------------------------
How to Buy Shares.......................  8
Sales Charges...........................  8
Trust Shares............................  9
How to Exchange Shares.................. 10
How to Sell Shares...................... 10
Fund Policy on Trading of Fund Shares... 11
Distribution and Service Fees........... 12
Other Information About Your Account.... 14



MANAGING THE FUND                        16
--------------------------------------------
Investment Advisor...................... 16
Portfolio Managers...................... 16
Legal Proceedings....................... 17

FINANCIAL HIGHLIGHTS                     19
--------------------------------------------

APPENDIX A                               21
--------------------------------------------


The Fund's Class E and Class F shares are closed to new investors and new accounts. For more information, see "Your Account -- How to Buy Shares."

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



[LOGO] Not FDIC Insured May Lose Value
               No Bank Guarantee

The Fund
-------------------------------------------------------------------------------

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broadly diversified portfolio of large-capitalization equity securities, primarily common stocks and securities that can be converted into common stocks. The Fund invests mainly in the securities of U.S. issuers, but may invest up to 20% of its total assets in foreign securities.


          ------------------------------------------------------------

          Growth stocks generally offer the potential for strong revenue and earnings, and accompanying capital growth, with less dividend income than value stocks.






The Fund invests mainly in companies which the Fund's investment advisor believes will have faster earnings growth than the economy in general. The advisor looks for large-capitalization companies (generally over $5 billion) in growing industries, focusing on technological advances, good product development, strong management and other factors which support future growth. The advisor seeks out companies that have a history of strong earnings growth and are projected to continue a similar pattern of growth over the next three to five years.

The Fund may sell a portfolio security if there is an adverse change in the projected earnings growth of the company issuing the security. A security will also be sold when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goal.

As part of its investment strategy, the Fund may buy and sell securities frequently. Such trading usually increases portfolio turnover rates, which usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Such trading may also result in higher brokerage commissions and other transaction costs and additional tax liability, which could reduce the Fund's returns.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.


In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Except as noted otherwise, approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

---

The Fund



Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                             ---

The Fund




PORTFOLIO HOLDINGS DISCLOSURE
--------------------------------------------------------------------------------
A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio securities is available in the Fund's Statement of Additional Information. The Fund discloses its complete portfolio holdings as of a month-end on the Fund's website, www.columbiafunds.com, approximately 30 calendar days after such month-end. Additionally, the Fund discloses its largest 15 holdings, as a percent of market value of the Fund's portfolio, as of a month-end on the Fund's website, www.columbiafunds.com, approximately 15 calendar days after such month-end. Once posted, the above information will remain available on such website until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class E shares, excluding sales charges. The performance table following the bar chart shows how the Fund's average annual total returns for Class E and Class F shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.


          ------------------------------------------------------------

          UNDERSTANDING PERFORMANCE
          Calendar Year Total Returns show the Fund's Class E share performance for each of the last ten complete calendar years. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

          Average Annual Total Returns are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. The table shows the returns of Class E and Class F shares and includes the effects of both Fund expenses and current sales charges.

          The Fund's returns are compared to the Russell 1000 Growth Index ("Russell Index"), an unmanaged index that tracks the performance of those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.


---

The Fund




 Calendar Year Total Returns (Class A)/(1)/

                                    [CHART]

 1997    1998    1999    2000     2001     2002    2003    2004   2005    2006
 ----    ----    ----    ----     ----     ----    ----    ----   ----   ------
30.43%  25.55%  26.02%  -1.44%  -18.80%  -26.88%  22.19%   7.29%  5.00%  10.12%


                     For the periods shown in bar chart:
                     Best quarter: 4th quarter 1998, +23.93%
                     Worst quarter: 3rd quarter 2001, -17.16%

(1) Because Class E shares have not been offered for a full year, calendar year total returns shown are those of Class A shares of the Fund. The calendar year total returns shown include the returns of Prime A Shares of the Galaxy Equity Growth Fund (the Galaxy Fund), the predecessor to the Fund, for periods prior to November 18, 2002, the date on which Class A shares were initially offered by the Fund. The returns shown also include the returns of Retail A Shares of the Galaxy Fund for periods prior to the date of inception of Prime A Shares (November 1, 1998). Class E shares generally would have had substantially similar returns to Class A shares, Prime A Shares and Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class E shares exceed expenses paid by Class A shares, Prime A Shares or Retail A Shares.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


 Average Annual Total Returns -- for periods ended December 31, 2006



                                                              1 Year     5 Years   10 Years
Columbia Large-Cap Growth-E
 With Sales Charge                                            5.08/(1)/  1.13/(1)/   5.74/(1)/
 Return After Taxes on Distribution                           4.83/(1)/  1.05/(1)/   4.77/(1)/
 Return After Taxes on Distribution and Sale of Fund Shares   3.65/(1)/  0.95/(1)/   4.68/(1)/
----------------------------------------------------------------------------------------------
Columbia Large-Cap Growth-F
 With Sales Charge                                            4.28/(1)/  0.88/(1)/   5.58/(1)/
 Return After Taxes on Distribution                           4.01/(1)/  0.83/(1)/   4.62/(1)/
 Return After Taxes on Distribution and Sale of Fund Shares   3.14/(1)/  0.75/(1)/   4.57/(1)/
----------------------------------------------------------------------------------------------
Russell Index                                                 9.07       2.69        5.44


(1) Because Class E and Class F shares have not been offered for a full calendar year, average annual total returns shown are those of Class A shares (for Class E shares) and Class B shares (for Class F shares) of the Fund. The average annual total returns shown include the returns of Prime A Shares (for Class E shares) and Prime B Shares (for Class F shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class A and Class B shares were initially offered by the Fund. The returns shown also include the returns of Retail A Shares of the Galaxy Fund (adjusted, as necessary, to reflect the sales charges applicable to Class E shares and Class F shares, respectively) for periods prior to the date of inception of Prime A Shares and Prime B Shares (November 1, 1998). Class E and Class F shares generally would have had substantially similar returns to Class A and Class B shares, respectively, Prime A Shares and Prime B Shares, respectively, and Retail A Shares because they would have been invested in the same portfolio of securities, although returns would have been lower to the extent that expenses for Class E and Class F shares exceed expenses paid by Class A and Class B shares, respectively, Prime A Shares and Prime B Shares, respectively, or Retail A Shares.


                                                                             ---

The Fund



YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

          ------------------------------------------------------------

          UNDERSTANDING EXPENSES
          Sales Charges are paid directly by shareholders to Columbia Management Distributors, Inc., the Fund's distributor.

          Annual Fund Operating Expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time to time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns.

          Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. They use the following hypothetical conditions:
          .  $10,000 initial investment
          .  5% total return for each year
          .  Fund operating expenses remain the same
          .  Reinvestment of all dividends and distributions
          . Class F shares convert to Class E shares after eight years

 Shareholder Fees (paid directly from your investment)

                                                                       Class E   Class F
Maximum sales charge (load) on purchases (%)
(as a percentage of offering price)                                    4.50       0.00
----------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)  1.00/(1)/  5.00
----------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                      /(2)/    /(2)/

(1) This charge applies only to certain Class E shares bought without an initial sales charge that are sold within 12 months of purchase.
(2) There is a $7.50 charge for wiring sale proceeds to your bank.


 Annual Fund Operating Expenses (deducted directly from Fund assets)


                                                     Class E Class F
           Management fee/(1)(2)/ (%)                 0.57    0.57
           ---------------------------------------------------------
           Distribution and service (12b-1) fees (%)  0.35    1.00
           ---------------------------------------------------------
           Other expenses (%)/(3)/                    0.22    0.22
           ---------------------------------------------------------
           Total annual fund operating expenses (%)   1.14    1.79


---

The Fund



 Example Expenses (your actual costs may be higher or lower)


       Class                             1 Year 3 Years 5 Years 10 Years
       Class E                            $561   $796   $1,049   $1,774
       -----------------------------------------------------------------
       Class F: did not sell your shares  $182   $563     $970   $1,934
                sold all your shares at
                the end of the period     $682   $863   $1,170   $1,934


(1) The Fund pays a management fee of 0.52% and an administration fee of 0.05%.
(2) The Fund's investment advisor has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily net assets. The breakpoint schedule for the Fund is as follows: 0.70% for assets up to $200 million; 0.575% for assets in excess of $200 million and up to $500 million; and 0.45% for assets in excess of $500 million.
(3) Other expenses have been restated to reflect contractual changes to the fees paid by the Fund.


See Appendix A for additional hypothetical investment and expense information.

                                                                             ---

Your Account
-------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, "good form" may mean that you have properly placed your order with your financial advisor or the Fund's transfer agent has received your completed application, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

The Fund's Class E and Class F shares are closed to new investors and new accounts. Shareholders who opened and funded an account with the Fund as of September 22, 2006 (including accounts once funded that subsequently reached a zero balance) (i) may continue to make additional purchases of Class E and Class F shares and (ii) will continue to have their dividends and capital gains distributions reinvested.

 Outlined below are the various options for buying shares:

Method             Instructions
Through your       Your financial advisor can help you establish your account financial advisor  and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                   your request prior to the close of regular trading on the
                   New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                   time. Your financial advisor may charge you fees for
                   executing the purchase for you.
-------------------------------------------------------------------------------
By check           For existing accounts, fill out and return the additional
(existing account) investment stub included in your account statement, or send a letter of instruction including your Fund name and
                   account number with a check made payable to the Fund to
                   Columbia Management Services, Inc., P.O. Box 8081, Boston,
                   MA 02266-8081.

SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge ("CDSC") when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be reduced or waived, as described below and in the Statement of Additional Information.


          ------------------------------------------------------------

          CHOOSING A SHARE CLASS

          The Fund offers two classes of shares in this prospectus -- Class E and F. These classes are designed for persons who wish to make an irrevocable gift to a child, grandchild or other individual. Shares are held in an irrevocable trust until a specified date, at which time they pass to a beneficiary. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the length of time between the purchase date and the designated trust termination date. Purchases of $250,000 or more can be made only in Class E shares.

          Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.

          The Fund also offers six additional classes of shares -- Class A, Class B, Class C, Class T, Class G and Class Z -- through separate prospectuses.


---

Your Account



TRUST SHARES
--------------------------------------------------------------------------------
Trust shares are held in an irrevocable trust until the specified trust termination date, at which time the shares pass to the beneficiary. Distributions from the trust are permitted only for limited specified purposes. Subsequent investments into the same account do not affect the original trust termination date; however, no additional investments into an account (other than reinvestment of distributions) may be made within two years of the termination date. The trust will terminate, and the amounts held in the trust will be distributed, in the event of the beneficiary's death prior to the original trust termination date.

Classes of Trust Shares

Class E shares Your purchases of Class E shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class E shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

 Class E Sales Charges

                                                                % of offering
                                                                    price
                                  As a % of the                  retained by
                                 public offering As a % of your   financial
  Amount Purchased                    price        investment      advisor
  Less than $50,000                   4.50            4.71          4.00
  ---------------------------------------------------------------------------
  $50,000 to less than $100,000       3.50            3.63          3.00
  ---------------------------------------------------------------------------
  $100,000 to less than $250,000      2.50            2.56          2.00
  ---------------------------------------------------------------------------
  $250,000 to less than $500,000      1.25            1.27          1.00
  ---------------------------------------------------------------------------
  $500,000 or more                    0.00            0.00          0.00

Class E shares bought without an initial sales charge in accounts aggregating $500,000 to $5 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class E share purchases that bring your account value above $500,000 are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12-month period begins on the first day of the month following each purchase.

For Class E share purchases of $500,000 or more, financial advisors receive a cumulative commission from the distributor as follows:

 Purchases Over $500,000

                         Amount Purchased Commission %
                         First $3 million     1.00
                         -----------------------------
                         Next $2 million      0.50
                         -----------------------------
                         Over $5 million      0.25

The commission to financial advisors for Class E share purchases of over $5 million is paid over 12 months but only to the extent the shares remain outstanding.

If, at the time of the trust's termination, the beneficiary does not elect to redeem Class E shares held by the trust, the shares automatically will convert to Class A shares of the Fund and be registered in the beneficiary's name.

                                                                             ---

Your Account



Class F shares Your purchases of Class F shares are at Class F's net asset value. Class F shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the chart below. The CDSC generally declines each year and eventually disappears over time. Class F shares automatically convert to Class E shares after eight years. The distributor pays your financial advisor an up-front commission of 4.00% on sales of Class F shares.

 Class F Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                     Through first year             5.00
                 ---------------------------------------------
                     Through second year            4.00
                 ---------------------------------------------
                     Through third year             3.00
                 ---------------------------------------------
                     Through fourth year            3.00
                 ---------------------------------------------
                     Through fifth year             2.00
                 ---------------------------------------------
                     Through sixth year             1.00
                 ---------------------------------------------
                     Longer than six years          0.00

If, at the time of the trust's termination, the beneficiary does not elect to redeem Class F shares held by the trust, the shares automatically will convert to Class B shares of the Fund and be registered in the beneficiary's name. After such conversion, the beneficiary's shares no longer will convert to Class E shares, but will convert to Class A shares in accordance with the applicable conversion schedule for Class B shares. Automatic conversion of Class B shares to Class A shares occurs eight years after purchase. For purposes of calculating the conversion period, the beneficiary ownership period will begin at the time the Class F shares were purchased.

Withdrawal Under the Columbia Advantage Plan. If the beneficiary under a Columbia Advantage Plan trust exercises his or her withdrawal rights, the financial advisor shall refund to the distributor any sales charge or initial commission previously retained or paid on the withdrawn shares or amount redeemed.

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
Trust shares may not be exchanged for shares of any fund.

HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, when selling shares by letter of instruction, "good form" means
(i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) if applicable, you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-368-0346. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may

---

Your Account


delay sending the proceeds from the sale of your shares for up to 10 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

 Outlined below are the various options for selling shares:


  Method         Instructions
  ---------------------------------------------------------------------------
  By mail        You may send a signed letter of instruction or, if
                 applicable, stock power form along with any share
                 certificates to be sold to the address below. In your
                 letter of instruction, note the Fund's name, share class,
                 account number, and the dollar value or number of shares
                 you wish to sell. All account owners must sign the letter.
                 Signatures must be guaranteed by either a bank, a member
                 firm of a national stock exchange or another eligible
                 guarantor that participates in the Medallion Signature
                 Guarantee Program for amounts over $100,000 or for
                 alternate payee or mailing instructions. Additional
                 documentation is required for sales by trusts,
                 corporations, agents, fiduciaries, surviving joint owners
                 and individual retirement account owners. For details, call
                 1-800-345-6611.
                 Mail your letter of instruction to Columbia Management
                 Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
  ---------------------------------------------------------------------------
  By wire        You may sell Fund shares and request that the proceeds be
                 wired to your bank. You must set up this feature prior to
                 your request. Be sure to complete the appropriate section
                 of the account application for this feature. Generally, the value of your redemptions must be at least equal to $500 in order to have the sale proceeds wired to your bank. There
                 is a $7.50 charge for wiring sale proceeds to your bank.
                 (The transfer agent may waive this fee for omnibus and
                 nominee accounts.) Your bank may charge additional fees for such wire transfer.
  ---------------------------------------------------------------------------
  By electronic  You may sell shares and request that the proceeds be funds transfer electronically transferred to your bank. Proceeds may take up to two business days to be received by your bank. You
                 must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.

The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund

                                                                             ---

Your Account


followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.


The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.

Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement plan service providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above. In particular, the Bank of America retirement plan service provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.


The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
Rule 12b-1 Plan The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class E and Class F shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class E and Class F shares. The annual distribution fee may equal up to 0.75% for Class F shares and 0.10% for Class E shares. Distribution and service fees are paid out of the assets of these classes. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class F shares automatically convert to Class E shares after eight years, eliminating a portion of the distribution fee upon conversion.


Financial Intermediary Payments The Fund's distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank


---

Your Account



trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Fund's distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the money market funds) on an annual basis for payments based on average net assets of the funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the funds (other than the money market funds) attributable to the financial intermediary. The Fund's distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets for Class T and G shares in the program on an annual basis. As of September 1, 2005, the Trust's Board of Trustees has authorized the Fund to pay up to 0.11% of total Fund assets on an annual basis for providing investor services. The amounts in excess of that paid by the Fund will be borne by the Fund's distributor or its affiliates.

The Fund's distributor or its affiliates may make other payments or allow promotional incentives to dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Fund's distributor or its affiliates are paid out of the distributor's or its affiliates' own revenue and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Fund's distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Fund's distributor or its affiliates has agreed to make marketing support payments in the Fund's Statement of Additional Information, which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Fund's distributor and the distributor's affiliates and any services your financial intermediary provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.


                                                                             ---

Your Account



OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
How the Fund's Share Price is Determined The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced on the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the caption "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.


Share Certificates Share certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you will not be able to sell your shares until you have returned them to the transfer agent.


Dividends, Distributions and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

   Dividends     Represents interest and dividends earned from securities
                 held by the Fund, net of expenses incurred by the Fund.
   --------------------------------------------------------------------------
   Capital gains Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.


          ------------------------------------------------------------

          UNDERSTANDING FUND DISTRIBUTIONS
          The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.


---

Your Account



Distribution Options The Fund declares and pays dividends annually and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

 Distribution Options

Distributions of trust shares are automatically reinvested until the trust's termination unless used to fund trust distributions permitted under the Columbia Advantage Plan.

Tax Consequences Generally, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.


The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Properly designated distributions of long-term capital gains (determined by how long the Fund held the investments that generated them) are generally taxable as such, regardless of how long you have held your Fund shares. For the taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. Long-term capital gain rates have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2011. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Distributions are taxable whether you receive them in cash or reinvest them in additional shares.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.


Under the Columbia Gift Plan, the trustee will file all income tax returns and pay all income taxes for income earned prior to the trust's termination. Under t he Columbia Advantage Plan, the beneficiary will be obligated to report any income earned by the trust on his or her tax returns and to pay any applicable income taxes. Your investment in the Fund may have additional tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws. Foreign persons should consult the Statement of Additional Information.


                                                                             ---

Managing the Fund
-------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Columbia Management Advisors, LLC ("Columbia Advisors"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Advisors is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia
Advisors runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation.
Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before
September 30, 2005, Columbia Management was the investment advisor to the Fund. As a result of the merger, Columbia Advisors is now the investment advisor to the Fund.


For the 2006 fiscal year, aggregate advisory fees paid to Columbia Advisors by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors by the Fund, amounted to 0.52% of average daily net assets of the Fund. A discussion of the factors considered by the Fund's Board of Trustees in approving the Fund's investment advisory contract is included in the Fund's semi-annual report to shareholders for the period ended March 31, 2006.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
Paul J. Berlinguet, a senior vice president of Columbia Advisors and head of Columbia Advisors' Small-Cap Growth Team and Large-Cap Growth Team, is a co-manager for the Fund and has co-managed the Fund since October, 2003.
Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003. Prior to joining John Hancock Funds in April, 2001, Mr. Berlinguet was head of the Global Technology Research Team and a large-cap growth portfolio manager at Baring Asset Management.

Edward P. Hickey, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since June, 2005. Mr. Hickey has been associated with Columbia Advisors or its predecessors since November, 1998.

Roger R. Sullivan, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since June, 2005. Mr Sullivan has been associated with Columbia Advisors or its predecessors since January, 2005. Prior to January, 2005, Mr. Sullivan was a senior vice president of Putnam Investments from December, 1994 to December, 2004.

Mary-Ann Ward, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since June, 2005. Ms. Ward has been associated with Columbia Advisors or its predecessors since July, 1997.

John T. Wilson, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since August, 2005. Mr. Wilson has been associated with Columbia Advisors or its predecessors since July,

---

Managing the Fund


2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.

The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Fund.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for


                                                                             ---

Managing the Fund



consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The settlement has not yet been finalized. Any settlement ultimately agreed by the parties will be subject to court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.


---

Financial Highlights
-------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for Class E and Class F shares as of the Fund's fiscal year end, September 30. Certain information reflects financial results for a single share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which, for the fiscal year ended September 30, 2006, has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report containing those financial statements by calling 1-800-345-6611.


 The Fund


                                                        Period Ended
                                                        September 30,
                                                          2006/(a)/
                                                           Class E
                                                        -------------
      Net asset value --
      Beginning of period ($)                               22.13
      -------------------------------------------------------------------
      Income from Investment Operations ($):
       Net investment loss/(b)/                                --/(c)/
       Net realized and unrealized gain on investments       0.14
      -------------------------------------------------------------------
      Total from Investment Operations                       0.14
      -------------------------------------------------------------------
      Net asset value --
      End of period ($)                                     22.27
      -------------------------------------------------------------------
      Total return/(d)(e)/                                   0.63/(f)/
      -------------------------------------------------------------------
      Ratios to Average
      Net Assets/Supplemental Data (%):
       Operating expenses/(g)/                               1.12/(h)/
       Interest expense                                        --/(h)(j)/
       Total net expenses/(g)/                               1.12/(h)/
       Net investment loss/(g)/                             (0.23)/(h)/
       Waiver/reimbursement                                    --
      Portfolio turnover rate (%)                             171/(f)/
      Net assets, end of period (000's) ($)                13,071



(a) Class E shares commenced operations on September 22, 2006.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Rounds to less than $0.01 per share.
(d) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(e) Had the investment advisor and/ or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits had an impact of less than 0.01%.
(h) Annualized.
(i) Rounds to less than 0.01%.


                                                                             ---

Financial Highlights


 The Fund

                                                        Period Ended
                                                        September 30,
                                                          2006 (a)
                                                           Class F
                                                        -------------
      Net asset value --
      Beginning of period ($)                               20.93
      -------------------------------------------------------------------
      Income from Investment Operations ($):
       Net investment loss/(b)/                                --/(c)/
       Net realized and unrealized gain on investments       0.12
      -------------------------------------------------------------------
      Total from Investment Operations                       0.12
      -------------------------------------------------------------------
      Net asset value --
      End of period ($)                                     21.05
      -------------------------------------------------------------------
      Total return/(d)(e)/                                   0.57/(f)/
      -------------------------------------------------------------------
      Ratios to Average
      Net Assets/Supplemental Data (%):
       Operating expenses/(g)/                               1.77/(h)/
       Interest expense                                        --/(h)(i)/
       Total net expenses/(g)/                               1.77/(h)/
       Net investment loss/(g)/                             (0.88)/(h)/
       Waiver/reimbursement                                    --
      Portfolio turnover rate (%)                             171/(f)/
      Net assets, end of period (000's) ($)                 5,319



(a) Class F shares commenced operations on September 22, 2006.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Rounds to less than $0.01 per share.
(d) Total return at net asset value assuming no contingent deferred sales charge.
(e) Had the investment advisor and/ or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits had an impact of less than 0.01%.
(h) Annualized.
(i) Rounds to less than 0.01%.



---

Appendix A
-------------------------------------------------------------------------------

Hypothetical Investment and Expense Information
--------------------------------------------------------------------------------

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class E and Class F shares of the Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that the all dividends and distributions are reinvested and that Class F shares convert to Class E shares after eight years. The annual expense ratios used for the Fund, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge but do not reflect any contingent deferred sales charges which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.


 Class E Shares



Maximum Sales Charge Initial Hypothetical Investment Amount Assumed Rate of Return
       4.50%                       $10,000.00                         5%
----------------------------------------------------------------------------------



                                                                   Hypothetical
          Cumulative Return                     Cumulative Return    Year-End
            Before Fees &        Annual Expense   After Fees &     Balance After  Annual Fees &
Year          Expenses               Ratio          Expenses      Fees & Expenses Expenses/(1)/

  1             5.00%                1.14%           -0.81%/(2)/    $ 9,918.63        $560.97
  2            10.25%                1.14%            3.01%         $10,301.49        $115.25
  3            15.76%                1.14%            6.99%         $10,699.13        $119.70
  4            21.55%                1.14%           11.12%         $11,112.11        $124.32
  5            27.63%                1.14%           15.41%         $11,541.04        $129.12
  6            34.01%                1.14%           19.87%         $11,986.52        $134.11
  7            40.71%                1.14%           24.49%         $12,449.20        $139.28
  8            47.75%                1.14%           29.30%         $12,929.74        $144.66
  9            55.13%                1.14%           34.29%         $13,428.83        $150.24
 10            62.89%                1.14%           39.47%         $13,947.18        $156.04

Total Gain After Fees & Expenses                                     $3,947.18
-----------------------------------------------------------------------------------------------
Total Annual Fees & Expenses                                                        $1,773.69



(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.
(2) Reflects deduction of the maximum initial sales charge.


                                                                             ---

Appendix A




 Class F Shares



Maximum Sales Charge Initial Hypothetical Investment Amount Assumed Rate of Return
       0.00%                       $10,000.00                         5%
----------------------------------------------------------------------------------



                                                                   Hypothetical
          Cumulative Return                     Cumulative Return    Year-End
            Before Fees &        Annual Expense   After Fees &     Balance After  Annual Fees &
Year          Expenses               Ratio          Expenses      Fees & Expenses Expenses/(1)/

  1             5.00%                1.79%            3.21%         $10,321.00        $181.87
  2            10.25%                1.79%            6.52%         $10,652.30        $187.71
  3            15.76%                1.79%            9.94%         $10,994.24        $193.74
  4            21.55%                1.79%           13.47%         $11,347.16        $199.96
  5            27.63%                1.79%           17.11%         $11,711.40        $206.37
  6            34.01%                1.79%           20.87%         $12,087.34        $213.00
  7            40.71%                1.79%           24.75%         $12,475.34        $219.84
  8            47.75%                1.79%           28.76%         $12,875.80        $226.89
  9            55.13%                1.14%           33.73%         $13,372.81        $149.62
 10            62.89%                1.14%           38.89%         $13,889.00        $155.39

Total Gain After Fees & Expenses                                     $3,889.00
-----------------------------------------------------------------------------------------------
Total Annual Fees & Expenses                                                        $1,934.39



(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.



---

Notes
-------------------------------------------------------------------------------

================================================================================

                                                                             ---

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.



You can get free copies of annual and semi annual reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's transfer agent or visiting the Fund's website at:

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611
www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Investment Company Act file number:


Columbia Funds Series Trust I: 811-04367


..  Columbia Large Cap Growth Fund

--------------------------------------------------------------------------------

[LOGO] ColumbiaFunds

       A Member of Columbia Management Group



(C)2007 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.426.3750 www.columbiafunds.com
                                                             INT-36/116447-0207

Columbia Large Cap Growth Fund          Prospectus, February 1, 2007
-------------------------------------------------------------------------------


Class T and G Shares

Advised by Columbia Management Advisors, LLC

--------------------------------------------------------------------------------
TABLE OF CONTENTS


THE FUND                                  2
--------------------------------------------
Investment Goal.........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  3
Portfolio Holdings Disclosure...........  4
Performance History.....................  4
Your Expenses...........................  6

YOUR ACCOUNT                              8
--------------------------------------------
How to Buy Shares.......................  8
Investment Minimums.....................  8
Sales Charges...........................  9
How to Exchange Shares.................. 12
How to Sell Shares...................... 13
Fund Policy on Trading of Fund Shares... 14
Distribution and Service Fees........... 15
Other Information About Your Account.... 16



MANAGING THE FUND                        20
--------------------------------------------
Investment Advisor...................... 20
Portfolio Managers...................... 20
Legal Proceedings....................... 21

FINANCIAL HIGHLIGHTS                     23
--------------------------------------------

APPENDIX A                               25
--------------------------------------------

Class T and G shares are sold only to investors who received (and who have continuously held) Class T or G shares in connection with the merger of certain Galaxy Funds into various Columbia Funds (formerly named Liberty Funds).

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Not FDIC  May Lose Value
       Insured   No Bank Guarantee

The Fund
-------------------------------------------------------------------------------


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broadly diversified portfolio of large-capitalization equity securities, primarily common stocks and securities that can be converted into common stocks. The Fund invests mainly in the securities of U.S. issuers, but may invest up to 20% of its total assets in foreign securities.

          Growth stocks generally offer the potential for strong revenue and earnings, and accompanying capital growth, with less dividend income than value stocks.

The Fund invests mainly in companies which the Fund's investment advisor believes will have faster earnings growth than the economy in general. The advisor looks for large-capitalization companies (generally over $5 billion) in growing industries, focusing on technological advances, good product development, strong management and other factors which support future growth. The advisor seeks out companies that have a history of strong earnings growth and are projected to continue a similar pattern of growth over the next three to five years.

The Fund may sell a portfolio security if there is an adverse change in the projected earnings growth of the company issuing the security. A security will also be sold when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goal.

As part of its investment strategy, the Fund may buy and sell securities frequently. Such trading usually increases portfolio turnover rates, which usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Such trading may also result in higher brokerage commissions and other transaction costs and additional tax liability, which could reduce the Fund's returns.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.


In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.


---

The Fund



PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                             ---

The Fund




PORTFOLIO HOLDINGS DISCLOSURE
--------------------------------------------------------------------------------
A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio securities is available in the Fund's Statement of Additional Information. The Fund discloses its complete portfolio holdings as of a month-end on the Fund's website, www.columbiafunds.com, approximately 30 calendar days after such month-end. Additionally, the Fund discloses its largest 15 holdings, as a percent of market value of the Fund's portfolio, as of a month-end on the Fund's website, www.columbiafunds.com, approximately 15 calendar days after such month-end. Once posted, the above information will remain available on such website until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class T shares, excluding sales charges./ /The performance table following the bar chart shows how the Fund's average annual total returns for Class T and G shares, including sales charges, compare with those of a broad measure of market performance for one year, five years and ten years./ /The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

       ------------------------------------------------------------------

         UNDERSTANDING PERFORMANCE
         Calendar Year Total Returns show the Fund's Class T share performance for each of the last ten complete calendar years./ /They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

         Average Annual Total Returns are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges./ /

         The Fund's returns are compared to the Russell 1000 Growth Index ("Russell Index"), an unmanaged index that tracks the performance of those companies in the Russell Index with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

---

The Fund



 Calendar Year Total Returns (Class T)/(1)/

                                    [CHART]

 1997    1998    1999    2000    2001    2002     2003    2004    2005    2006
------  ------  ------  ------  ------  ------- -------  ------  ------  ------
30.43%  25.66%  26.03%  -1.60%  -18.96% -27.12%  22.02%   7.21%   4.98%  10.03%

                     For the periods shown in bar chart:
                     Best quarter: 4th quarter 1998, +24.04%
                     Worst quarter: 3rd quarter 2001, -17.22%
(1) The calendar year total returns shown for Class T shares include the returns of Retail A shares of the Galaxy Equity Growth Fund (the Galaxy
    Fund), the predecessor to the Fund, for periods prior to November 18, 2002, the date on which Class T shares were initially offered by the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


 Average Annual Total Returns -- for periods ended December 31, 2006



                                                               1 Year  5 Years   10 Years
Class T (%)
  Return Before Taxes                                           3.70   0.75/(1)/   5.51/(1)/
  Return After Taxes on Distributions                           3.44   0.69/(1)/   4.55/(1)/
  Return After Taxes on Distributions and Sale of Fund Shares   3.75   0.64/(1)/   4.48/(1)/
--------------------------------------------------------------------------------------------
Class G (%)
  Return Before Taxes                                           4.27   0.64/(1)/   5.37/(1)/
  Return After Taxes on Distributions                           3.99   0.58/(1)/   4.40/(1)/
  Return After Taxes on Distributions and Sale of Fund Shares   3.15   0.54/(1)/   4.39/(1)/
--------------------------------------------------------------------------------------------
Russell Index (%)                                               9.07   2.69        5.44

(1) The average annual total returns shown include the returns of Retail A shares (for Class T shares) and Retail B shares (for Class G shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class T and Class G shares were initially offered by the Fund. The returns shown for Class G shares also include the returns of Retail A shares (adjusted to reflect sales charges applicable to Class G shares) for periods prior to the inception of Retail B shares of the Galaxy Fund (March 4, 1996). Retail A shares were initially offered on December 14, 1990. Class G shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class G shares exceed expenses paid by Retail A shares.

                                                                             ---

The Fund



YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

       ------------------------------------------------------------------

         UNDERSTANDING EXPENSES
         Sales Charges are paid directly by shareholders to Columbia Management Distributors, Inc., the Fund's distributor.

         Annual Fund Operating Expenses are paid by the Fund. They include management and administration fees, 12b-1 fees, shareholder service fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns.

         Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:
         .  $10,000 initial investment
         .  5% total return for each year
         .  Fund operating expenses remain the same
         .  Reinvestment of all dividends and distributions
         .  Class G shares convert to Class T shares after eight years
       ------------------------------------------------------------------


 Shareholder Fees (paid directly from your investment)



                                                                       Class T    Class G
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                 5.75        0.00
-----------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)   1.00/(1)/   5.00
-----------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                      /(2)/     /(2)/


(1) This charge applies only to certain Class T shares bought without an initial sales charge that are sold within 12 months of purchase.
(2) There is a $7.50 charge for wiring sale proceeds to your bank.


---

The Fund



 Annual Fund Operating Expenses (deducted directly from Fund assets)


                                                   Class T    Class G
        Management fee/(1)(2)/ (%)                 0.57       0.57
        ---------------------------------------------------------------
        Distribution and service (12b-1) fees (%)  0.00       0.95/(3)/
        ---------------------------------------------------------------
        Other expenses/(4)/ (%)                    0.52/(5)/  0.22
        ---------------------------------------------------------------
        Total annual fund operating expenses (%)


(1) The Fund pays a management fee of 0.52% and an administration fee of 0.05%.
(2) The Fund's investment advisor has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily net assets. The breakpoint schedule for the Fund is as follows: 0.70% for assets up to $200 million; 0.575% for assets in excess of $200 million and and up to $500 million; and 0.45% for assets in excess of $500 million.

(3) The Fund may pay distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.

(4) Other expenses have been restated to reflect contractual changes to the fees paid by the Fund.
(5) The Fund may pay shareholder service fees (which are included in other expenses) up to a maximum of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.30% during the current fiscal year.


 Example Expenses (your actual costs may be higher or lower)


       Class                             1 Year 3 Years 5 Years 10 Years
       Class T                            $680   $902   $1,141   $1,827
       -----------------------------------------------------------------
       Class G: did not sell your shares  $177   $548   $  944   $1,880
                sold all your shares at
                the end of the period     $677   $948   $1,244   $1,880


See Appendix A for additional hypothetical investment and expense information.

                                                                             ---

Your Account
-------------------------------------------------------------------------------


HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, "good form" may mean that you have properly placed your order with your financial advisor or the Fund's transfer agent has received your completed application, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

 Outlined below are the various options for buying shares:


Method             Instructions
Through your       Your financial advisor can help you establish your account financial advisor  and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                   your request prior to the close of regular trading on the
                   New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for
                   executing the purchase for you.
-------------------------------------------------------------------------------
By check           For existing accounts, fill out and return the additional
(existing account) investment stub included in your account statement, or send a letter of instruction including your Fund name and
                   account number with a check made payable to the Fund to
                   Columbia Management Services, Inc., P.O. Box 8081, Boston,
                   MA 02266-8081.
-------------------------------------------------------------------------------
By exchange        You or your financial advisor may acquire shares of the
                   Fund for your account by exchanging Class T or Class G
                   shares you own in a different fund distributed by Columbia
                   Management Distributors, Inc. for shares of the same class
                   (and, in some cases, certain other classes) of the Fund at no additional cost. An exchange to another fund may incur a sales charge if the original purchase was not assessed a
                   sales charge. To exchange by telephone, call 1-800-422-3737.
-------------------------------------------------------------------------------
By wire            You may purchase shares of the Fund by wiring money from
                   your bank account to your Fund account. To wire funds to
                   your Fund account, call 1-800-422-3737 for wiring
                   instructions.
-------------------------------------------------------------------------------
By electronic      You may purchase shares of the Fund by electronically
funds transfer     transferring money from your bank account to your Fund
                   account by calling 1-800-422-3737. An electronic funds
                   transfer may take up to two business days to settle and be considered in ''good form.'' You must set up this feature
                   prior to your telephone request. Be sure to complete the
                   appropriate section of the application for this feature.
-------------------------------------------------------------------------------
Automatic          You may make monthly or quarterly investments automatically
investment plan    from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                   transfer. Be sure to complete the appropriate section of
                   the application for this feature.
-------------------------------------------------------------------------------
Automated dollar   You may purchase shares of the Fund for your account by
cost averaging     exchanging $100 or more each month from another fund for
                   shares of the same class of the Fund at no additional cost.
                   Exchanges will continue so long as your fund balance is
                   sufficient to complete the transfers. You may terminate
                   your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-345-6611. There may
                   be an additional sales charge if exchanging from a money
                   market fund. Be sure to complete the appropriate section of the account application for this feature.
-------------------------------------------------------------------------------
By dividend        You may automatically invest dividends distributed by
diversification    another fund into the same class of shares (and, in some
                   cases, certain other classes) of the Fund at no additional sales charge. There may be an additional sales charge if
                   exchanging from a money market fund. To invest your
                   dividends in the Fund, call 1-800-345-6611.
-------------------------------------------------------------------------------
Through the        You may purchase Fund shares through the internet. You will
internet           be required to accept the terms of an online agreement and to use a password in order to make internet purchases. The transfer agent has procedures in place to authenticate
                   electronic instructions given via the internet. For more
                   information on internet transactions, or to sign up for the internet transactions, please call 1-800-345-6611.


INVESTMENT MINIMUMS
--------------------------------------------------------------------------------

The minimum initial investment for Class T and Class G shares generally is $2,500. For individual retirement plans (including traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts) and non-omnibus group retirement accounts, the minimum initial investment is $1,000. For non-omnibus group retirement plans, the investment minimums are determined based on the plan's investment rather than the investment of its individual participants. For investors establishing an automatic investment plan, the minimum initial investment is $50. There is no minimum initial investment for omnibus accounts or wrap accounts.


---

Your Account




The minimum investment for additional purchases of Class T and Class G shares is $50 for all investors subject to a minimum initial investment.

The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

Class T and Class G shares are sold only to investors who received (and who have continuously held) Class T or Class G shares in connection with the merger of certain Galaxy Funds into various Columbia Funds (formerly named Liberty Funds).

Please see the Statement of Additional Information for more details on investment minimums


SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge ("CDSC") when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be reduced or waived, as described below and in the Statement of Additional Information.

Class T shares Your purchases of Class T shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class T shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

 Class T Sales Charges

                                                             % of offering
                                       As a % of                 price
                                       the public   As a %    retained by
                                        offering   of your     financial
     Amount purchased                    price    investment    advisor
     Less than $50,000                    5.75       6.10        5.00
     ---------------------------------------------------------------------
     $50,000 to less than $ 100,000       4.50       4.71        3.75
     ---------------------------------------------------------------------
     $100,000 to less than $ 250,000      3.50       3.63        2.75
     ---------------------------------------------------------------------
     $250,000 to less than $ 500,000      2.50       2.56        2.00
     ---------------------------------------------------------------------
     $500,000 to less than $ 1,000,000    2.00       2.04        1.75
     ---------------------------------------------------------------------
     $1,000,000 or more                   0.00       0.00        0.00


Class T shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class T share purchases that bring your account value above $1 million (but less than $50 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee-based program.


                                                                             ---

Your Account



For Class T share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

 Purchases Over $1 Million


               Amount purchased                     Commission %
               $1 million to less than $3 million       1.00
               -------------------------------------------------
               $3 million to less than $ 50 million     0.50
               -------------------------------------------------
               $50 million or more                      0.25



In determining the commission payable to a financial adviser in the table above, the breakpoint discount policies described herein under "Reduced Sales Charges for Larger Investments" shall apply.


       ------------------------------------------------------------------

         UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES
         Certain investments in Class T and G shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

Reduced Sales Charges for Larger Investments.

  A. What are the principal ways to obtain a breakpoint discount?

There are two principal ways you may pay a lower sales charge (often referred to as "breakpoint discounts") when purchasing Class T shares of the Fund and other funds in the Columbia family of funds.


Rights of Accumulation The value of eligible accounts maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart on the previous page) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price.


Statement of Intent You also may pay a lower sales charge when purchasing Class T shares by signing a Statement of Intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the Statement of Intent within 13 months. As described in the chart on the previous page, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, the Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information.

  B. What accounts are eligible for breakpoint discounts?

The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

       .  Individual accounts

---

Your Account



       .  Joint accounts

       .  Certain IRA accounts

       .  Certain trusts

       .  UTMA/UGMA accounts


For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Columbia fund shares. An account is not eligible to the extent it holds an institutional class of shares of a Columbia money market fund or Class R shares of any Columbia fund. The value of your investment in a non-institutional class of a Columbia money market fund held in an eligible account may be aggregated with your investments in other funds in the Columbia family of funds to obtain a breakpoint discount through a Right of Accumulation. Non-institutional class investments in Columbia money market funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission.


  C. How do I obtain a breakpoint discount?

The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's transfer agent, Columbia Management Services, Inc., you will need to provide the foregoing information to a Columbia Management Services, Inc. representative at the time you purchase shares.

  D. How can I obtain more information about breakpoint discounts?


Certain investors, including affiliates of the Funds, broker/dealers and their affiliates, investors in wrap-fee programs, through fee-based advisers or certain retirement plans, certain shareholders of funds that were reorganized into the Fund as well as investors using the proceeds of redemptions of Fund shares or of certain Bank of America trust or similar accounts, may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. CDSCs may also be waived for redemptions under a systematic withdrawal program, in connection with the death or post-purchase disability of a shareholder, certain medical expenses, charitable gifts, involuntary and tax-related redemptions, or when the selling broker/dealer has agreed to waive or return its commission. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611.


                                                                             ---

Your Account




Class G shares Your purchases of Class G shares are at Class G's net asset value. Purchases up to $50,000 are allowed in Class G shares assuming the combined value of the customer's total assets in the Columbia funds does not reach $50,000. Purchases in Class G shares that bring the combined value of a customer's total assets to $50,000 or above will be rejected. A customer's total assets may include accounts for immediate family members. Group plan accounts are valued at the plan level. Class G shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission of 4.00% on sales of Class G shares.


 Class G Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                    Through first year              5.00
                 ---------------------------------------------
                    Through second year             4.00
                 ---------------------------------------------
                    Through third year              4.00
                 ---------------------------------------------
                    Through fourth year             4.00
                 ---------------------------------------------
                    Through fifth year              3.00
                 ---------------------------------------------
                    Through sixth year              2.00
                 ---------------------------------------------
                    Through seventh year            1.00
                 ---------------------------------------------
                    Longer than seven years         0.00


Automatic conversion to Class T shares occurs eight years after purchase. This conversion is not a taxable event.


Please see the Statement of Additional Information for the CDSCs and conversion schedules applicable to Class G shares received in exchange for Retail B Shares of the Galaxy Fund purchased or acquired prior to January 1, 2001.

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your Class T shares for Class A or Class T shares, and may exchange your Class G shares for Class B or Class G shares, of another fund distributed by Columbia Management Distributors, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Class A or Class B shares acquired upon exchange of Class T and Class G shares may not be further exchanged back into Class T or Class G shares unless you continue to hold Class T or Class G shares. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.


You also may exchange your shares through the internet. You will be required to accept the terms of an online agreement and to use a password in order to make internet exchanges. The transfer agent has procedures in place to authenticate electronic instructions given via the internet. For more information on internet transactions, or to sign up for internet transactions, please call 1-800-345-6611.


---

Your Account



HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, when selling shares by letter of instruction, "good form" means
(i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) if applicable, you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 10 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.


 Outlined below are the various options for selling shares:


 Method            Instructions
 Through your      You may call your financial advisor to place your sell
 financial advisor order. To receive the current trading day's price, your financial advisor must receive your request prior to the
                   close of regular trading on the NYSE, usually 4:00 p.m.
                   Eastern time. Your financial advisor may charge you fees
                   for executing a redemption for you.
 ------------------------------------------------------------------------------
 By exchange       You or your financial advisor may sell shares of the Fund
                   by exchanging from the Fund into the same share class (or
                   Class A and B shares, for Class T and Class G shares,
                   respectively) of another fund distributed by Columbia
                   Management Distributors, Inc. at no additional cost. To
                   exchange by telephone, call 1-800-422-3737.
 ------------------------------------------------------------------------------
 By telephone      You or your financial advisor may sell shares of the Fund
                   by telephone and request that a check be sent to your
                   address of record by calling 1-800-422-3737, unless you
                   have notified the Fund of an address change within the
                   previous 30 days. The dollar limit for telephone sales is
                   $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-799-7526.
 ------------------------------------------------------------------------------
 By mail           You may send a signed letter of instruction or, if
                   applicable, stock power form along with any share
                   certificates to be sold to the address below. In your
                   letter of instruction, note the Fund's name, share class,
                   account number, and the dollar value or number of shares
                   you wish to sell. All account owners must sign the letter.
                   Signatures must be guaranteed by either a bank, a member
                   firm of a national stock exchange or another eligible
                   guarantor that participates in the Medallion Signature
                   Guarantee Program for amounts over $100,000 or for
                   alternate payee or mailing instructions. Additional
                   documentation is required for sales by corporations,
                   agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.
                   Mail your letter of instruction to Columbia Management
                   Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
 ------------------------------------------------------------------------------
 By wire           You may sell Fund shares and request that the proceeds be
                   wired to your bank. You must set up this feature prior to
                   your request. Be sure to complete the appropriate section
                   of the account application for this feature. Generally, the value of your redemptions must be at least equal to $500 in order to have the sale proceeds wired to your bank. There
                   is a $7.50 charge for wiring sale proceeds to your bank.
                   (The transfer agent may waive this fee for omnibus and
                   nominee accounts.) Your bank may charge additional fees for such wire transfer.
 ------------------------------------------------------------------------------
 By systematic     You may automatically sell a specified dollar amount or
 withdrawal plan   percentage of your account on a monthly, quarterly or
                   semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. The $5,000 minimum
                   account balance requirement has been waived for wrap
                   accounts. This feature is not available if you hold your
                   shares in certificate form. All dividend and capital gains distributions must be reinvested. Be sure to complete the
                   appropriate section of the account application for this
                   feature.


                                                                             ---

Your Account



  Method         Instructions
  By electronic  You may sell shares of the Fund and request that the funds transfer proceeds be electronically transferred to your bank.
                 Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                 request. Be sure to complete the appropriate section of the account application for this feature.
  ---------------------------------------------------------------------------
  Through the    You may sell Fund shares through the internet. You will be
  internet       required to accept the terms of an online agreement and to use a password in order to make internet redemptions. The
                 transfer agent has procedures in place to authenticate
                 electronic instructions given via the internet. For more
                 information on internet transactions, or to sign up for
                 internet transactions, please call 1-800-345-6611.


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.

The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are

---

Your Account



received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.

Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement plan service providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above. In particular, the Bank of America retirement plan service provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.


The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class G shares and certain services provided to you by your financial advisor. The annual fee for shareholder liaison services and administration support may equal up to 0.50% for Class G shares. The annual distribution fee may equal up to 0.65% for Class G shares. The Fund does not intend to pay more than a total of 0.95% for Class G shares in distribution and shareholder service fees during the current fiscal year. The Fund has also adopted a plan that permits it to pay for certain services provided to Class T shareholders by their financial advisors. The annual service fee may equal up to 0.50% for Class T shares. The Fund does not intend to pay more than 0.30% for Class T shares in shareholder service fees during the current fiscal year. The foregoing fees are paid out of the assets of the relevant class. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class G shares automatically convert to Class T shares after eight years, eliminating these fees upon conversion.


Financial Intermediary Payments The Fund's distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Fund's distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the money market funds) on an annual basis for payments based on average net assets of the funds attributable to the financial intermediary,


                                                                             ---

Your Account



and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the funds (other than the money market funds) attributable to the financial intermediary. The Fund's distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets for Class T and G shares in the program on an annual basis. As of September 1, 2005, the Trust's Board of Trustees has authorized the Fund to pay up to 0.11% of total Fund assets on an annual basis for providing investor services. The amounts in excess of that paid by the Fund will be borne by the Fund's distributor or its affiliates.

The Fund's distributor or its affiliates may make other payments or allow promotional incentives to dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Fund's distributor or its affiliates are paid out of the distributor's or its affiliates' own revenue and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Fund's distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Fund's distributor or its affiliates has agreed to make marketing support payments in the Fund's Statement of Additional Information, which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Fund's distributor and the distributor's affiliates and any services your financial intermediary provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
How the Fund's Share Price is Determined The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

---

Your Account



The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.


Automatic Sale of Your Shares The Fund will automatically sell your shares if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below $250. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. If your shares are sold, the transfer agent will remit the balance of your account to you. The transfer agent will send you written notification at least 30 days in advance of any such automatic sale, which will provide details on how you can add money to your account in order to avoid such automatic sale. Generally, you may avoid such automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345-6611 or contact your investment professional for more information. The automatic sale of shares of accounts valued at less than $250 will take place in the second quarter of each calendar year.

The Fund may also sell your shares if a financial institution or intermediary instructs the Fund to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the Investment Company Act of 1940 ("ICA").

Minimum Account Balance Fee Beginning in the second quarter of 2007, if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below the minimum initial investment applicable to you, your account will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. The Fund reserves the right to lower the account size trigger point for the minimum balance fee in any year for any class of shares when the Fund believes it is appropriate to do so in light of declines in the market value of Fund shares or sales loads applicable to a particular class of shares, or for other reasons. The transfer agent will reduce the expenses paid by your Fund for transfer agency services by the amount it collects from assessment of this fee. If your Fund has no transfer agency expenses against which to offset the amount collected through assessment of this fee, the transfer agent will pay such amount directly to your Fund. The transfer agent will send you written notification of the imposition of any such fee, which will provide details on how you can add money to your account in order to avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your


                                                                             ---

Your Account



accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345-6611 or contact your investment professional for more information.

Exceptions to the Automatic Sale of Your Shares and the Minimum Account Balance Fee The automatic sale of shares of accounts valued at less than $250 and the minimum account balance fee described above do not apply to shareholders holding their shares through broker-dealer networked accounts, wrap fee and omnibus accounts, accounts with active automatic investment plans or payroll deduction plans, accounts that were created by the automatic conversion of Class B shares to Class A shares, accounts that were created by the automatic conversion of Class G shares to Class T shares and certain qualified retirement plans. The automatic sale of shares of accounts valued at less than $250 does not apply to individual retirement plans.


Share Certificates Share certificates are not available for any class of shares offered by the Fund.

Dividends, Distributions and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

   Dividends      Represents interest and dividends earned from securities
                  held by the Fund, net of expenses incurred by the Fund.
  ----------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.


       ------------------------------------------------------------------

         UNDERSTANDING FUND DISTRIBUTIONS
         The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.


Distribution Options The Fund distributes any dividends and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

 Distribution Options

   Reinvest all distributions in additional shares of your current fund
 -----------------------------------------------------------------------------
   Reinvest all distributions in shares of another fund
 -----------------------------------------------------------------------------
   Receive dividends in cash (see options below) and reinvest capital gains
 -----------------------------------------------------------------------------
   Receive all distributions in cash (with one of the following options):
 .  send the check to your address of record
 .  send the check to a third party address
 .  transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

---

Your Account



Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes.


The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.

In general, any distributions of dividends, interest and short-term capital gains (determined by how long the Fund held the investments that generated them) are taxable as ordinary income. Properly designated distributions of long-term capital gains (determined by how long the Fund held the investments that generated them) are generally taxable as such, regardless of how long you have held your Fund shares. Long-term capital gain rates have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2011. For the taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid).

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws. Foreign persons should consult the Statement of Additional Information.


                                                                             ---

Managing the Fund
-------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Columbia Management Advisors, LLC ("Columbia Advisors"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Advisors is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.


On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Fund. As a result of the merger, Columbia Advisors is now the investment advisor to the Fund.


For the 2006 fiscal year, aggregate advisory fees paid to Columbia Advisors by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors by the Fund, amounted to 0.52% of average daily net assets of the Fund. A discussion of the factors considered by the Fund's Board of Trustees in approving the Fund's investment advisory contract is included in the Fund's semi-annual report to shareholders for the period ended March 31, 2006.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
Paul J. Berlinguet, a senior vice president of Columbia Advisors and head of Columbia Advisors Small-Cap Growth Team and Large-Cap Growth Team, is a co-manager for the Fund and has co-managed the Fund since October, 2003. Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003. Prior to joining John Hancock Funds in April, 2001,
Mr. Berlinguet was head of the Global Technology Research Team and a large-cap growth portfolio manager at Baring Asset Management.

Edward P. Hickey, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since June, 2005. Mr. Hickey has been associated with Columbia Advisors or its predecessors since November, 1998.

Roger R. Sullivan, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since June, 2005. Mr. Sullivan has been associated with Columbia Advisors or its predecessors since January, 2005. Prior to January, 2005, Mr. Sullivan was a senior vice president of Putnam Investments from December, 1994 to December, 2004.

Mary-Ann Ward, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since June, 2005. Ms. Ward has been associated with Columbia Advisors or its predecessors since July, 1997.

John T. Wilson, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since August, 2005. Mr. Wilson has been associated with Columbia Advisors or its predecessors since July,

---

Managing the Fund


2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.

The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Fund.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for


                                                                             ---

Managing the Fund



consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The settlement has not yet been finalized. Any settlement ultimately agreed by the parties will be subject to court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.


---

Financial Highlights
-------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last six fiscal periods, which run from October 1 to September 30, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which, for the fiscal years ended September 30, 2004, 2005 and 2006 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for the period ended September 30, 2003 and the fiscal years ended October 31, 2002 and 2001 has been derived from the Fund's financial statements which have been audited by another independent registered public accounting firm, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report containing those financial statements by calling 1-800-345-6611.


 The Fund


                                                                                           Period ended
                                                         Year ended September 30,          September 30,
                                                   2006           2005         2004/(a)/   2003/(b)(c)/
                                                  Class T        Class T       Class T        Class T
                                                -------      -------         --------      -------------
 Net asset value --
 Beginning of period ($)                          20.98        18.46           17.50            15.98
------------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income (loss)                    0.01/(d)/    0.07/(d)(e)/   (0.09)/(d)/      (0.02)/(d)/
   Net realized and unrealized gain (loss)
    on investments                                 1.17         2.47            1.05             1.54
------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                 1.18         2.54            0.96             1.52
------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                     (0.03)       (0.02)             --               --
   From net realized gains                           --           --              --               --
------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders    (0.03)       (0.02)             --               --
------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                22.13        20.98           18.46            17.50
------------------------------------------------------------------------------------------------------------
  Total return (%)/(f)(g)/                         5.63        13.76            5.49             9.51/(h)/
------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/
 Supplemental Data (%):
   Operating expenses/(i)/                         1.06         1.16            1.35             1.45/(j)/
   Interest expense                                  --/(k)/      --              --               --
   Total operating expenses/(i)/                   1.06         1.16            1.35             1.45/(j)/
   Net investment income (loss)/(i)/               0.06         0.33           (0.47)           (0.16)/(j)/
   Waiver/reimbursement                              --/(k)/      --/(k)/         --/(k)/        0.02 /(j)/
  Portfolio turnover rate (%)                       171          113             126               91 /(h)/
  Net assets, end of period (000's) ($)         209,952      218,095         219,129          235,849


                                                      Year ended
                                                     October 31,
                                                    2002       2001
                                                   Class T    Class T
                                                -------       -------
 Net asset value --
 Beginning of period ($)                          19.70         32.31
----------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income (loss)                   (0.02)/(d)/   (0.07)
   Net realized and unrealized gain (loss)
    on investments                                (3.70)        (8.91)
----------------------------------------------------------------------
  Total from Investment Operations                (3.72)        (8.98)
----------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                        --            --
   From net realized gains                           --         (3.63)
----------------------------------------------------------------------
  Total Distributions Declared to Shareholders       --         (3.63)
----------------------------------------------------------------------
 Net asset value --
 End of period ($)                                15.98         19.70
----------------------------------------------------------------------
  Total return (%)/(f)(g)/                       (18.88)       (30.57)
----------------------------------------------------------------------
 Ratios to Average Net Assets/
 Supplemental Data (%):
   Operating expenses/(i)/                         1.34          1.31
   Interest expense                                  --            --
   Total operating expenses/(i)/                   1.34          1.31
   Net investment income (loss)/(i)/              (0.08)        (0.28)
   Waiver/reimbursement                            0.07          0.02
  Portfolio turnover rate (%)                        43            48
  Net assets, end of period (000's) ($)         239,279       346,214


(a) On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.
(b) The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Equity Growth Fund, Retail A shares were redesignated Liberty Equity Growth Fund, Class T shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g) Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.

(i) The benefits derived from custody credits had an impact of less than 0.01%.

(j) Annualized.
(k) Rounds to less than 0.01%.

                                                                             ---

Financial Highlights



 The Fund


                                                                                                   Period ended
                                                      Year ended September 30,                     September 30,
                                                2006               2005            2004/(a)/       2003/(b)(c)/
                                               Class G            Class G           Class G           Class G
                                             -------          -------             --------         -------------
 Net asset value --
 Beginning of period ($)                      19.45            17.21               16.43               15.11
---------------------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment loss                        (0.12)/(d)/      (0.06)/(d)(e)/       (0.20)/(d)/        (0.15)/(d)/
   Net realized and unrealized gain (loss)
    on investments                             1.08             2.30                0.98              1.47
---------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations             0.96             2.24                 0.78               1.32
---------------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net realized gains                       --               --                  --                --
---------------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                            20.41            19.45               17.21               16.43
---------------------------------------------------------------------------------------------------------------------
  Total return (%)/(f)(g)/                     4.94            13.02                 4.75               8.66/(h)/
---------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/
 Supplemental Data (%):
   Operating expenses/(i)/                     1.71             1.81                 2.02               2.31/(j)/
   Interest expense                              --/(k)/          --                   --                 --
   Total net expenses/(i)/                     1.71             1.81                 2.02               2.31/(j)/
   Net investment loss/(i)/                   (0.60)           (0.33)               (1.14)             (1.02)/(j)/
   Waiver/reimbursement                          --/(k)/          --/(k)/              --/(k)/          0.02/(j)/
  Portfolio turnover rate (%)                   171              113                  126                 91/(h)/
  Net assets, end of period (000's) ($)      24,688           46,276              46,328             54,850


                                                  Year ended
                                                 October 31,
                                                2002       2001
                                               Class G    Class G
                                             -------      -------
 Net asset value --
 Beginning of period ($)                      18.79        31.22
-----------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment loss                        (0.17)/(d)/  (0.21)
   Net realized and unrealized gain (loss)
    on investments                            (3.51)       (8.59)
-----------------------------------------------------------------
  Total from Investment Operations            (3.68)       (8.80)
-----------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net realized gains                       --        (3.63)
-----------------------------------------------------------------
 Net asset value --
 End of period ($)                            15.11        18.79
-----------------------------------------------------------------
  Total return (%)/(f)(g)/                   (19.49)      (31.16)
-----------------------------------------------------------------
 Ratios to Average Net Assets/
 Supplemental Data (%):
   Operating expenses/(i)/                     2.18         2.11
   Interest expense                              --           --
   Total net expenses/(i)/                     2.18         2.11
   Net investment loss/(i)/                   (0.92)       (1.08)
   Waiver/reimbursement                        0.07         0.02
  Portfolio turnover rate (%)                    43           48
  Net assets, end of period (000's) ($)      64,156       92,292


(a) On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.
(b) The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Equity Growth Fund, Retail B shares were redesignated Liberty Equity Growth Fund, Class G shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.

(i) The benefits derived from custody credits had an impact of less than 0.01%.

(j) Annualized.
(k) Rounds to less than 0.01%.

---

Appendix A
-------------------------------------------------------------------------------


Hypothetical Investment and Expense Information


The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class T and G shares of the Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested and that Class G shares convert to Class T shares after eight years. The annual expense ratios used for the Fund, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge for Class T shares but do not reflect any contingent deferred sales charges which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.


 Class T Shares




        Maximum Sales Charge          Initial Hypothetical Investment Amount       Assumed Rate of Return
                5.75%                           $10,000.00                                   5%
        --------------------          --------------------------------------        ----------------------

                                                                              Hypothetical
                        Cumulative                        Cumulative            Year-End
                       Return Before     Annual          Return After         Balance After        Annual
        Year          Fees & Expenses Expense Ratio     Fees & Expenses      Fees & Expenses Fees & Expenses/(1)/
        ----          ---------------   -------------     ---------------    --------------- -------------------
          1                5.00%          1.09%              -2.06%/(2)/       $ 9,793.52          $679.74
          2                10.25%         1.09%                 1.76%          $10,176.44          $108.84
          3                15.76%         1.09%                 5.74%          $10,574.34          $113.09
          4                21.55%         1.09%                 9.88%          $10,987.80          $117.51
          5                27.63%         1.09%                14.17%          $11,417.42          $122.11
          6                34.01%         1.09%                18.64%          $11,863.84          $126.88
          7                40.71%         1.09%                23.28%          $12,327.72          $131.84
          8                47.75%         1.09%                28.10%          $12,809.73          $137.00
          9                55.13%         1.09%                33.11%          $13,310.59          $142.36
         10                62.89%         1.09%                38.31%          $13,831.04          $147.92
Total Gain After Fees
 & Expenses                                                                    $ 3,831.04
Total Annual Fees
 & Expenses                                                                                       $1,827.29


(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.
(2) Reflects deduction of the maximum initial sales charge.

                                                                             ---

Appendix A



 Class G Shares




        Maximum Sales Charge          Initial Hypothetical Investment Amount       Assumed Rate of Return
                0.00%                          $10,000.00                                    5%
        --------------------          --------------------------------------           ----------------------
                                                                              Hypothetical
                        Cumulative                         Cumulative           Year-End
                       Return Before     Annual           Return After        Balance After        Annual
        Year          Fees & Expenses Expense Ratio      Fees & Expenses     Fees & Expenses Fees & Expenses/(1)/
        ----          ---------------   -------------      ---------------   --------------- -------------------
          1                5.00%          1.74%                3.26%           $10,326.00          $176.84
          2                10.25%         1.74%                6.63%           $10,662.63          $182.60
          3                15.76%         1.74%               10.10%           $11,010.23          $188.55
          4                21.55%         1.74%               13.69%           $11,369.16          $194.70
          5                27.63%         1.74%               17.40%           $11,739.80          $201.05
          6                34.01%         1.74%               21.23%           $12,122.51          $207.60
          7                40.71%         1.74%               25.18%           $12,517.71          $214.37
          8                47.75%         1.74%               29.26%           $12,925.79          $221.36
          9                55.13%         1.09%               34.31%           $13,431.18          $143.65
         10                62.89%         1.09%               39.56%           $13,956.34          $149.26
Total Gain After Fees
 & Expenses                                                                    $ 3,956.34
Total Annual Fees
 & Expenses                                                                                       $1,879.98


(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

---

Notes
-------------------------------------------------------------------------------

================================================================================

                                                                             ---

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.


You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's transfer agent or visiting the Fund's website at:

Columbia Management Services, Inc.
P. O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:


Columbia Funds Series Trust I: 811-04367


..  Columbia Large Cap Growth Fund



--------------------------------------------------------------------------------

[LOGO] ColumbiaFunds

       A Member of Columbia Management Group

       (C)2007 Columbia Management Distributors, Inc.
       One Financial Center, Boston, MA 02111-2621
       800.426.3750  www.columbiafunds.com

                                                             INT-36/116538-0207

Columbia Large Cap Growth Fund          Prospectus, February 1, 2007
-------------------------------------------------------------------------------


Class Z Shares

Advised by Columbia Management Advisors, LLC

--------------------------------------------------------------------------------
TABLE OF CONTENTS


THE FUND                                  2
--------------------------------------------
Investment Goal.........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  3
Portfolio Holdings Disclosure...........  4
Performance History.....................  4
Your Expenses...........................  6

YOUR ACCOUNT                              8
--------------------------------------------
How to Buy Shares.......................  8
Eligible Investors......................  9
Sales Charges........................... 10
How to Exchange Shares.................. 11
How to Sell Shares...................... 11
Fund Policy on Trading of Fund Shares... 12
Financial Intermediary Payments......... 13
Other Information About Your Account.... 14



MANAGING THE FUND                        18
--------------------------------------------
Investment Advisor...................... 18
Portfolio Managers...................... 18
Legal Proceedings....................... 19

FINANCIAL HIGHLIGHTS                     21
--------------------------------------------

APPENDIX A                               22
--------------------------------------------

Only eligible investors may purchase Class Z shares. See "Your Account -- Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Not FDIC Insured May Lose Value
               No Bank Guarantee

The Fund
-------------------------------------------------------------------------------

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broadly diversified portfolio of large-capitalization equity securities, primarily common stocks and securities that can be converted into common stocks. The Fund invests mainly in the securities of U.S. issuers, but may invest up to 20% of its total assets in foreign securities.

                  --------------------------------------------

                    Growth stocks generally offer the
                    potential for strong revenue and
                    earnings, and accompanying capital
                    growth, with less dividend income than
                    value stocks.
                  --------------------------------------------

The Fund invests mainly in companies which the Fund's investment advisor believes will have faster earnings growth than the economy in general. The advisor looks for large-capitalization companies (generally over $5 billion) in growing industries, focusing on technological advances, good product development, strong management and other factors which support future growth. The advisor seeks out companies that have a history of strong earnings growth and are projected to continue a similar pattern of growth over the next three to five years.

The Fund may sell a portfolio security if there is an adverse change in the projected earnings growth of the company issuing the security. A security will also be sold when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goal.

As part of its investment strategy, the Fund may buy and sell securities frequently. Such trading usually increases portfolio turnover rates, which usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Such trading may also result in higher brokerage commissions and other transaction costs and additional tax liability, which could reduce the Fund's returns.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.


In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.


---

The Fund



PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                                             ---

The Fund



PORTFOLIO HOLDINGS DISCLOSURE
--------------------------------------------------------------------------------
A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio securities is available in the Fund's Statement of Additional Information. The Fund discloses its complete portfolio holdings as of a month-end on the Fund's website, www.columbiafunds.com, approximately 30 calendar days after such month-end. Additionally, the Fund discloses its largest 15 holdings, as a percent of market value of the Fund's portfolio, as of a month-end on the Fund's website, www.columbiafunds.com, approximately 15 calendar days after such month-end. Once posted, the above information will remain available on such website until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class Z shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

        ----------------------------------------------------------------

          UNDERSTANDING PERFORMANCE
          Calendar Year Total Returns show the Fund's Class Z share performance for each of the last ten complete calendar years. They include the effects of Fund expenses.

          Average Annual Total Returns are a measure of the Fund's Class Z average performance over the past one-year, five-year and ten-year periods. They include the effects of Fund expenses.

          The Fund's returns are compared to the Russell 1000 Growth Index ("Russell Index"), an unmanaged index that tracks the performance of those companies in the Russell Index with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not
          professionally managed.
        ----------------------------------------------------------------

---

The Fund



 Calendar Year Total Returns (Class Z)/(1)/

                                    [CHART]

 1997    1998    1999    2000    2001     2002     2003    2004    2005    2006
------  ------  ------  ------  ------  -------  -------  ------  -----  ------
30.97%  26.15%  26.55%  -1.26%  -18.61%  -26.79%  22.55%  7.56%    5.30% 10.33%


                     For the periods shown in bar chart:
                     Best quarter: 4th quarter 1998, +24.20%
                     Worst quarter: 3rd quarter 2001, -17.17%

(1) The calendar year total returns shown for Class Z shares include the returns of Trust Shares of the Galaxy Equity Growth Fund (the Galaxy Fund), the predecessor to the Fund, for periods prior to November 18, 2002, the date on which Class Z shares were initially offered by the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


 Average Annual Total Returns -- for periods ended December 31, 2006



                                                               1 Year  5 Years   10 Years
Class Z (%)
  Return Before Taxes                                          10.33   2.31/(1)/   6.54(1)
  Return After Taxes on Distributions                          10.05   2.21/(1)/   5.52(1)
  Return After Taxes on Distributions and Sale of Fund Shares   7.09   1.96/(1)/   5.36/(1)/
--------------------------------------------------------------------------------------------
Russell Index (%)                                               9.07   2.69        5.44


(1) The average annual total returns shown include returns of Trust Shares of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class Z shares were initially offered by the Fund.


                                                                             ---

The Fund



YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

        ----------------------------------------------------------------

          UNDERSTANDING EXPENSES
          Annual Fund Operating Expenses are paid by the Fund. They include management and administration fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns.

          Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:
          .  $10,000 initial investment
          .  5% total return for each year
          .  Fund operating expenses remain the same
          .  Reinvestment of all dividends and distributions
        ----------------------------------------------------------------


 Shareholder Fees/ /(paid directly from your investment)



  Maximum sales charge (load) on purchases (%)
  (as a percentage of the offering price)                                0.00
  ---------------------------------------------------------------------------
  Maximum deferred sales charge (load) on redemptions (%)
  (as a percentage of the lesser of purchase price or redemption price)  0.00
  ---------------------------------------------------------------------------
  Redemption fee (%)
  (as a percentage of amount redeemed, if applicable)                   /(1)/


(1) There is a $7.50 charge for wiring sale proceeds to your bank.


---

The Fund



 Annual Fund Operating Expenses (deducted directly from Fund assets)


                 Management fee/(1)(2)/ (%)                0.57
                 ----------------------------------------------
                 Distribution and service (12b-1) fees (%) 0.00
                 ----------------------------------------------
                 Other expenses/(3)/ (%)                   0.22
                 ----------------------------------------------
                 Total annual fund operating expenses (%)  0.79


(1) The Fund pays a management fee of 0.52% and an administration fee of 0.05%.
(2) The Fund's investment advisor has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily net assets. The breakpoint schedule for the Fund is as follows: 0.70% for assets up to $200 million; 0.575% for assets in excess of $200 million and and up to $500 million; and 0.45% for assets in excess of $500 million.
(3) Other expenses have been restated to reflect contractual changes to the fees paid by the Fund.


 Example Expenses (your actual costs may be higher or lower)


         1 Year                   3 Years                   5 Years                   10 Years
          $81                       $252                      $439                      $978


See Appendix A for additional hypothetical investment and expense information.

                                                                             ---

Your Account
-------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------
When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, "good form" may mean that you have properly placed your order with Columbia Management Services, Inc. or your financial advisor or the Fund's transfer agent has received your completed application, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

 Outlined below are the various options for buying shares:


Method             Instructions
Through your       Your financial advisor can help you establish your account financial advisor  and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                   your request prior to the close of regular trading on the
                   New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for
                   executing the purchase for you.
-------------------------------------------------------------------------------
By check           For new accounts, send a completed application and check
(new account)      made payable to the Fund to Columbia Management Services,
                   Inc., P.O. Box 8081, Boston, MA 02266-8081.
-------------------------------------------------------------------------------
By check           For existing accounts, fill out and return the additional
(existing account) investment stub included in your account statement, or send a letter of instruction including your Fund name and
                   account number with a check made payable to the Fund to
                   Columbia Management Services, Inc., P.O. Box 8081, Boston,
                   MA 02266-8081.
-------------------------------------------------------------------------------
By exchange        You or your financial advisor may acquire shares of the
                   Fund for your account by exchanging shares you own in a
                   different fund distributed by Columbia Management
                   Distributors, Inc. for shares of the same class of the Fund at no additional cost. To exchange by telephone, call
                   1-800-422-3737. Please see "How to Exchange Shares" for
                   more information.
-------------------------------------------------------------------------------
By wire            You may purchase shares of the Fund by wiring money from
                   your bank account to your Fund account. To wire funds to
                   your Fund account, call 1-800-422-3737 for wiring
                   instructions.
-------------------------------------------------------------------------------
By electronic      You may purchase shares of the Fund by electronically
funds transfer     transferring money from your bank account to your Fund
                   account by calling 1-800-422-3737. An electronic funds
                   transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                   prior to your telephone request. Be sure to complete the
                   appropriate section of the application for this feature.
-------------------------------------------------------------------------------
Automatic          You may make monthly or quarterly investments automatically
investment plan    from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                   transfer. Be sure to complete the appropriate section of
                   the application for this feature.
-------------------------------------------------------------------------------
Automated dollar   You may purchase shares of the Fund for your account by
cost averaging     exchanging $100 or more each month from another fund for
                   shares of the same class of the Fund at no additional cost.
                   Exchanges will continue so long as your fund balance is
                   sufficient to complete the transfers. You may terminate
                   your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-345-6611. Be sure to complete the appropriate section of the account application for this feature.
-------------------------------------------------------------------------------
By dividend        You may automatically invest dividends distributed by
diversification    another fund into the same class of shares of the Fund at
                   no additional purchase charge. To invest your dividends in the Fund, call 1-800-345-6611.
-------------------------------------------------------------------------------
Through the        You may purchase Fund shares through the internet. You will
internet           be required to accept the terms of an online agreement and to use a password in order to make internet purchases. The transfer agent has procedures in place to authenticate
                   electronic instructions given via the internet. For more
                   information on internet transactions, or to sign up for
                   internet transactions, please call 1-800-345-6611.


---

Your Account



ELIGIBLE INVESTORS
--------------------------------------------------------------------------------

Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. Please read the following section for a more detailed description of the eligibility requirements. The Eligible Investors described below are subject to different minimum initial investment requirements.


Eligibility for certain waivers, exemptions or share classes by new or existing investors may not be readily available or accessible through all intermediaries or all types of accounts offered by a broker/dealer, bank, third-party administrator or other financial institution (each commonly referred to as an "intermediary"). Accessibility of these waivers through a particular intermediary may also change at any time. If you believe you are eligible to purchase shares under a specific exemption, but are not permitted by your intermediary to do so, please contact your intermediary. You may be asked to provide information, including account statements and other records, regarding your eligibility.

Eligible Investors and their applicable investment minimums are as follows:

No minimum initial investment


   . Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover;

   . Any omnibus group retirement plan for which an intermediary or other entity provides services and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the transfer agent; and

   . Health Savings Accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.


$1,000 minimum initial investment


   . Any individual retirement account of an Eligible Investor who would otherwise be subject to a $2,500 minimum initial investment or group retirement plan that is not held in an omnibus manner for which an intermediary or other entity provides services and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the transfer agent.

$2,500 minimum initial investment

   . Any client of Bank of America Corporation or a subsidiary purchasing shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary;

   . Any investor purchasing through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code;

   . Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of a fund distributed by Columbia Management


                                                                             ---

Your Account



     Distributors, Inc. who (i) holds Class Z shares; (ii) who held Primary A shares prior to August 22, 2005; (iii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iv) who purchased certain no-load shares of a fund merged with a fund distributed by Columbia Management Distributors, Inc.;

   . Any trustee or director (or family member of a trustee or director) of any fund distributed by Columbia Management Distributors, Inc.;

   . Any employee (or family member of an employee) of Bank of America Corporation or a subsidiary;

   . Any investor participating in an account offered by an intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Fund's transfer agent (each investor purchasing through an intermediary must independently satisfy the $2,500 minimum investment requirement);

   . Any institutional investor which is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization; which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933; and

   . Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations purchasing shares for its own account, including Bank of America Corporation, its affiliates, or subsidiaries.

The Fund reserves the right to change the criteria for Eligible Investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan; however, each investment requires a $50 minimum purchase. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


SALES CHARGES
--------------------------------------------------------------------------------
Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.


        ----------------------------------------------------------------

          CHOOSING A SHARE CLASS
          The Fund offers one class of shares in this prospectus --
          Class Z.

          Broker-dealers, investment advisers or financial planners selling mutual fund shares may offer their clients more than one class of shares in a fund with different pricing options. This allows you and your financial advisor to choose among different types of sales charges and different levels of ongoing operating expenses, depending on the investment programs your financial advisor offers. Investors should consider carefully any separate transactions and other fees charged by these programs in connection with investing in any available share class before selecting a share class.

          The Fund also offers seven additional classes of shares -- Class A, B, C, T, G, E and F shares are available through separate prospectuses. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are
          investing and the number of years for which you are willing to invest. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other
          classes.
        ----------------------------------------------------------------


---

Your Account



HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for Class Z or Class A (only if Class Z is not offered) shares of another fund distributed by Columbia Management
Distributors, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.


Certain restrictions on exchanges may apply to participants in Health Savings Accounts, including a limitation that participants may exchange their shares only for shares of other funds currently enrolled in the program offering the Health Savings Account.

You also may exchange your shares through the internet. You will be required to accept the terms of an online agreement and to use a password in order to make internet exchanges. The transfer agent has procedures in place to authenticate electronic instructions given via the internet. For more information on internet transactions, or to sign up for internet transactions, please call 1-800-345-6611.


HOW TO SELL SHARES
--------------------------------------------------------------------------------
You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, when selling shares by letter of instruction, "good form" means
(i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 10 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.


 Outlined below are the various options for selling shares:


 Method            Instructions
 Through your      You may call your financial advisor to place your sell
 financial advisor order. To receive the current trading day's price, your financial advisor must receive your request prior to the
                   close of regular trading on the NYSE, usually 4:00 p.m.
                   Eastern time. Your financial advisor may charge you fees
                   for executing a redemption for you.
 ------------------------------------------------------------------------------
 By exchange       You or your financial advisor may sell shares of the Fund
                   by exchanging from the Fund into Class Z shares or Class A shares (only if Class Z is not offered) of another fund
                   distributed by Columbia Management Distributors, Inc. at no additional cost. To exchange by telephone, call
                   1-800-422-3737.
 ------------------------------------------------------------------------------
 By telephone      You or your financial advisor may sell shares of the Fund
                   by telephone and request that a check be sent to your
                   address of record by calling 1-800-422-3737, unless you
                   have notified the Fund of an address change within the
                   previous 30 days. The dollar limit for telephone sales is
                   $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts and Health Savings Accounts. For
                   details, call 1-800-799-7526.


                                                                             ---

Your Account



Method               Instructions
By mail              You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign
                     the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another
                     eligible guarantor that participates in the Medallion
                     Signature Guarantee Program for amounts over $100,000 or
                     for alternate payee or mailing instructions. Additional
                     documentation is required for sales by corporations,
                     agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.
                     Mail your letter of instruction to Columbia Management
                     Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
---------------------------------------------------------------------------------
By wire              You may sell Fund shares and request that the proceeds be
                     wired to your bank. You must set up this feature prior to
                     your request. Be sure to complete the appropriate section
                     of the account application for this feature. Generally, the value of your redemptions must be at least equal to $500 in order to have the sale proceeds wired to your bank. There
                     is a $7.50 charge for wiring sale proceeds to your bank.
                     (The transfer agent may waive this fee for omnibus and
                     nominee accounts.) Your bank may charge additional fees for such wire transfer.
---------------------------------------------------------------------------------
By systematic        You may automatically sell a specified dollar amount or
withdrawal plan      percentage of your account on a monthly, quarterly or
                     semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. The $5,000 minimum
                     account balance requirement has been waived for wrap
                     accounts. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.
---------------------------------------------------------------------------------
By electronic        You may sell shares of the Fund and request that the
funds transfer       proceeds be electronically transferred to your bank.
                     Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                     request. Be sure to complete the appropriate section of the account application for this feature.
---------------------------------------------------------------------------------
Through the internet You may sell Fund shares through the internet. You will be required to accept the terms of an online agreement and to use a password in order to make internet redemptions. The
                     transfer agent has procedures in place to authenticate
                     electronic instructions given via the internet. For more
                     information on internet transactions, or to sign up for
                     internet transactions, please call 1-800-345-6611.


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.

The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known,

---

Your Account


accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.


The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.

Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement plan service providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above. In particular, the Bank of America retirement plan service provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.

The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

FINANCIAL INTERMEDIARY PAYMENTS
--------------------------------------------------------------------------------
The Fund's distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Fund's distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the money market funds) on an annual basis for payments based on


                                                                             ---

Your Account



average net assets of the funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the funds (other than the money market funds) attributable to the financial intermediary. The Fund's distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.40% of the total Fund assets for Class Z shares in the program on an annual basis. As of September 1, 2005, the Fund's Board of Trustees has authorized the Fund to pay up to 0.11% of total Fund assets on an annual basis for providing investor services. The amounts in excess of that paid by the Fund will be borne by the Fund's distributor or its affiliates.

The Fund's distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Fund's distributor or its affiliates are paid out of the distributor's or its affiliates' own revenue and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Fund's distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Fund's distributor or its affiliates has agreed to make marketing support payments in the Fund's Statement of Additional Information, which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Fund's distributor and the distributor's affiliates and any services your financial intermediary provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
How the Fund's Share Price is Determined The price of the Fund's Class Z shares is based on their net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

---

Your Account



The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.


Automatic Sale of Your Shares The Fund will automatically sell your shares if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below $250. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. If your shares are sold, the transfer agent will remit the balance of your account to you. The transfer agent will send you written notification at least 30 days in advance of any such automatic sale, which will provide details on how you can add money to your account in order to avoid such automatic sale. Generally, you may avoid such automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345-6611 or contact your investment professional for more information. The automatic sale of shares of accounts valued at less than $250 will take place in the second quarter of each calendar year.

The Fund may also sell your shares if a financial institution or intermediary instructs the Fund to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the Investment Company Act of 1940 ("ICA").

Minimum Account Balance Fee Beginning in the second quarter of 2007, if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below the minimum initial investment applicable to you, your account will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. The Fund reserves the right to lower the account size trigger point for the minimum balance fee in any year for any class of shares when the Fund believes it is appropriate to do so in light of declines in the market value of Fund shares or sales loads applicable to a particular class of shares, or for other reasons. The transfer agent will reduce the expenses paid by your Fund for transfer agency services by the amount it collects from assessment of this fee. If your Fund has no transfer agency expenses against which to offset the amount collected through assessment of this fee, the transfer agent will pay such amount directly to your Fund. The transfer agent will send you written notification of the imposition of any such fee, which will provide details on how you can add money to your account in order to avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your


                                                                             ---

Your Account



accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call
1-800-345-6611 or contact your investment professional for more information.

Exceptions to the Automatic Sale of Your Shares and the Minimum Account Balance Fee The automatic sale of shares of accounts valued at less than $250 and the minimum account balance fee described above do not apply to shareholders holding their shares through broker-dealer networked accounts, wrap fee and omnibus accounts, accounts with active automatic investment plans or payroll deduction plans, accounts that were created by the automatic conversion of Class B shares to Class A shares, accounts that were created by the automatic conversion of Class G shares to Class T shares, certain qualified retirement plans or Health Savings Accounts. The automatic sale of shares of accounts valued at less than $250 does not apply to individual retirement plans.


Share Certificates Share certificates are not available for Class Z shares.

Dividends, Distributions and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

   Dividends      Represents interest and dividends earned from securities
                  held by the Fund, net of expenses incurred by the Fund.
  ----------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.


       ------------------------------------------------------------------

         UNDERSTANDING FUND DISTRIBUTIONS
         The Fund may earn income from the securities it holds. The
         Fund also may realize capital gains or losses on sales of its securities. The Fund intends to distribute substantially all of its net investment income and capital gains to
         shareholders each year. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
       ------------------------------------------------------------------


Distribution Options The Fund distributes any dividends and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

 Distribution Options

    Reinvest all distributions in additional shares of your current fund
  ---------------------------------------------------------------------------
    Reinvest all distributions in shares of another fund
  ---------------------------------------------------------------------------
    Receive dividends in cash (see options below) and reinvest capital gains
  ---------------------------------------------------------------------------
    Receive all distributions in cash (with one of the following options):
  .  send the check to your address of record
  .  send the check to a third party address
  .  transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

---

Your Account




Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account or Health Savings Account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes.

The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.

In general, any distributions of dividends, interest and short-term capital gains (determined by how long the Fund held the investments that generated them) are taxable as ordinary income. Properly designated distributions of long-term capital gains (determined by how long the Fund held the investments that generated them) are generally taxable as such, regardless of how long you have held your Fund shares. Long-term capital gain rates have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2011. For the taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid).


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.


You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws. Foreign persons should consult the Statement of Additional Information.


                                                                             ---

Managing the Fund
-------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Columbia Management Advisors, LLC ("Columbia Advisors"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Advisors is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.


On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Fund. As a result of the merger, Columbia Advisors is now the investment advisor to the Fund.


For the 2006 fiscal year, aggregate advisory fees paid to Columbia Advisors by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors by the Fund, amounted to 0.52% of average daily net assets of the Fund. A discussion of the factors considered by the Fund's Board of Trustees in approving the Fund's investment advisory contract is included in the Fund's semi-annual report to shareholders for the fiscal period ended March 31, 2006.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
Paul J. Berlinguet, a senior vice president of Columbia Advisors and head of Columbia Advisors' Small-Cap Growth Team and Large-Cap Growth Team, is a co-manager for the Fund and has co-managed the Fund since October, 2003. Mr. Berlinguet has been associated with Columbia Advisors or its predecessors since October, 2003. Prior to October, 2003, Mr Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003. Prior to joining John Hancock Funds in April, 2001, Mr. Berlinguet was head of the Global Technology Research Team and a large-cap growth portfolio manager at Baring Asset Management.

Edward P. Hickey, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since June, 2005. Mr. Hickey has been associated with Columbia Advisors or its predecessors since November, 1998.

Roger R. Sullivan, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since June, 2005. Mr Sullivan has been associated with Columbia Advisors or its predecessors since January, 2005. Prior to January, 2005, Mr. Sullivan was a senior vice president of Putnam Investments from December, 1994 to December, 2004.

Mary-Ann Ward, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since June, 2005. Ms. Ward has been associated with Columbia Advisors or its predecessors since July, 1997.

John T. Wilson, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since August, 2005. Mr. Wilson has been associated with Columbia Advisors or its predecessors since July, 2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.

The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Fund.

---

Managing the Fund



LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.


                                                                             ---

Managing the Fund




On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The settlement has not yet been finalized. Any settlement ultimately agreed by the parties will be subject to court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.


---

Financial Highlights
-------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's Class Z financial performance. Information is shown for the Fund's last six fiscal periods, which run from October 1 to September 30, unless otherwise indicated. Certain information reflects financial results for a single Class Z share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which, for the fiscal years ended September 30, 2006, September 30, 2005, and September 30, 2004, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for the period ended September 30, 2003 and the fiscal years ended October 31, 2002 and 2001 has been derived from the Fund's financial statements which have been audited by another independent registered public accounting firm, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report containing those financial statements by calling 1-800-345-6611.


 The Fund


                                                                                                           Period ended
                                                                       Year ended September 30,            September 30,
                                                                2006             2005          2004/(a)/   2003/(b)(c)/
                                                               Class Z          Class Z        Class Z        Class Z
                                                            ---------      ---------         --------      -------------
 Net asset value --
 Beginning of period ($)                                        21.50          18.87           17.84            16.28
---------------------------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income (loss)                                  0.08/(d)/      0.11/(d)(e)/   (0.03)/(d)/       0.05/(d)/
   Net realized and unrealized gain (loss) on investments        1.19           2.55            1.07             1.57
---------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                               1.27           2.66            1.04             1.62
---------------------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                                   (0.09)         (0.03)          (0.01)           (0.06)
   From net realized gains                                         --             --              --               --
---------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                  (0.09)         (0.03)          (0.01)           (0.06)
---------------------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                              22.68          21.50           18.87            17.84
---------------------------------------------------------------------------------------------------------------------------
  Total return (%)/(f)(g)/                                       5.92          14.12            5.83             9.93/(h)/
---------------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/
 Supplemental Data (%):
   Operating expenses/(i)/                                       0.76           0.86            1.03             0.99/(j)/
   Interest expense                                                --/(k)/        --              --               --
   Total net expenses/(i)/                                       0.76           0.86            1.03             0.99/(j)/
   Net investment income (loss)/(i)/                             0.35           0.53           (0.15)            0.30/(j)/
   Waiver/reimbursement                                            --/(k)/        --/(k)/         --/(k)/        0.02/(j)/
  Portfolio turnover rate (%)                                     171            113             126               91/(h)/
  Net assets, end of period (000's) ($)                     1,169,103      1,242,736         634,710          670,649


                                                                 Year ended
                                                                 October 31,
                                                               2002       2001
                                                              Class Z    Class Z
                                                            -------      -------
 Net asset value --
 Beginning of period ($)                                      19.99        32.61
---------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income (loss)                                0.07/(d)/    0.02
   Net realized and unrealized gain (loss) on investments     (3.78)       (9.01)
---------------------------------------------------------------------------------
  Total from Investment Operations                            (3.71)       (8.99)
---------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                                    --           --
   From net realized gains                                       --        (3.63)
---------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                   --        (3.63)
---------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                            16.28        19.99
---------------------------------------------------------------------------------
  Total return (%)/(f)(g)/                                   (18.51)      (30.29)
---------------------------------------------------------------------------------
 Ratios to Average Net Assets/
 Supplemental Data (%):
   Operating expenses/(i)/                                     0.91         0.93
   Interest expense                                              --           --
   Total net expenses/(i)/                                     0.91         0.93
   Net investment income (loss)/(i)/                           0.35         0.10
   Waiver/reimbursement                                        0.05         0.01
  Portfolio turnover rate (%)                                    43           48
  Net assets, end of period (000's) ($)                     699,215      845,887


(a) On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.
(b) The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Equity Growth Fund, Trust shares were redesignated Liberty Equity Growth Fund, Class Z shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.
(f) Total return at net asset value assuming all distributions reinvested.
(g) Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.

(i) The benefits derived from custody credits had an impact of less than 0.01%.

(j) Annualized.
(k) Rounds to less than 0.01%.

                                                                             ---

Appendix A
-------------------------------------------------------------------------------

Hypothetical Investment and Expense Information
--------------------------------------------------------------------------------

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class Z shares of the Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the Fund, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart, and is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower.


Class Z Shares


         Maximum Sales Charge           Initial Hypothetical Investment Amount      Assumed Rate of Return
                 0.00%                             $10,000.00                                 5%
         --------------------           --------------------------------------        ----------------------

                      Cumulative Return                   Cumulative Return    Hypothetical Year-
                        Before Fees &   Annual Expense      After Fees &       End Balance After  Annual Fees &
        Year              Expenses          Ratio             Expenses          Fees & Expenses   Expenses/(1)/
        ----          -----------------  --------------    -----------------   ------------------ -------------
          1                 5.00%            0.79%              4.21%              $10,421.00        $80.66
          2                 10.25%           0.79%              8.60%              $10,859.72        $84.06
          3                 15.76%           0.79%              13.17%             $11,316.92        $87.60
          4                 21.55%           0.79%              17.93%             $11,793.36        $91.29
          5                 27.63%           0.79%              22.90%             $12,289.86        $95.13
          6                 34.01%           0.79%              28.07%             $12,807.26        $99.13
          7                 40.71%           0.79%              33.46%             $13,346.45        $103.31
          8                 47.75%           0.79%              39.08%             $13,908.34        $107.66
          9                 55.13%           0.79%              44.94%             $14,493.88        $112.19
         10                 62.89%           0.79%              51.04%             $15,104.07        $116.91
Total Gain After Fees
 & Expenses                                                                         $5,104.07
Total Annual Fees
 & Expenses                                                                                          $977.94




(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

---

Notes
-------------------------------------------------------------------------------

================================================================================

                                                                             ---

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.


You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's transfer agent or visiting the Fund's website at:

Columbia Management Services, Inc.
P O Box 8081
Boston, MA 02266-8081
1-800-345-6611

www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:


Columbia Funds Series Trust I: 811-04367


..  Columbia Large Cap Growth Fund


--------------------------------------------------------------------------------

[LOGO] ColumbiaFunds

       A Member of Columbia Management Group

       (C)2007 Columbia Management Distributors, Inc.
       One Financial Center, Boston, MA 02111-2621
       800.426.3750  www.columbiafunds.com

                                                             INT-36/116644-0207

Columbia Disciplined Value Fund         Prospectus, February 1, 2007
-------------------------------------------------------------------------------


Class A, B and C Shares

Advised by Columbia Management Advisors, LLC

--------------------------------------------------------------------------------
TABLE OF CONTENTS


THE FUND                                  2
--------------------------------------------
Investment Goals........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  3
Portfolio Holdings Disclosure...........  4
Performance History.....................  5
Your Expenses...........................  7

YOUR ACCOUNT                              9
--------------------------------------------
How to Buy Shares.......................  9
Investment Minimums.....................  9
Sales Charges........................... 10
How to Exchange Shares.................. 13
How to Sell Shares...................... 14
Fund Policy on Trading of Fund Shares... 15
Distribution and Service Fees........... 16
Other Information About Your Account.... 17



MANAGING THE FUND                        21
--------------------------------------------
Investment Advisor...................... 21
Portfolio Manager....................... 21
Legal Proceedings....................... 21

FINANCIAL HIGHLIGHTS                     24
--------------------------------------------

APPENDIX A                               27
--------------------------------------------

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[GRAPHIC] Not FDIC Insured May Lose Value
               No Bank Guarantee

The Fund
-------------------------------------------------------------------------------

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term capital appreciation. Income is secondary to the objective of capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, mainly common stocks that the Fund's investment advisor believes are undervalued. The Fund may invest in companies of all sizes, but invests most of its assets in companies that have a market capitalization of more than $1.5 billion.

The Fund will typically hold a selection of common stocks consisting of stocks included in the Russell 1000 Value Index ("Russell Index"). The advisor tries to maintain a portfolio that matches the risk characteristics of the Russell Index. The advisor will, from time to time, vary the number and percentages of the Fund's holdings to try to provide higher returns than the Russell Index and to reduce the risk of underperforming the index over time. The Fund generally holds fewer stocks than the index and may hold securities that are not in the index.

          Value stocks are stocks that appear to be underpriced based on measures such as lower price-to-earnings, price-to-book value and price-to-earnings growth ratios.

In selecting investments for the Fund, the advisor uses quantitative analysis to evaluate the attractiveness of each potential investment. The advisor may examine a wide variety of factors classified, for example, as value measures (forward price-to-earnings, trailing price-to-earnings, book value-to-price, price-to-cash flow, etc.), growth measures (earnings growth, revenue growth, etc.), price momentum and/or earnings momentum (earnings change, estimate revision, earnings surprise, etc.), among others.

The Fund seeks to hold a higher percentage of attractive investments than the index and a lesser percentage, or none, of less attractive investments. In all cases, investments are selected with the intention of increasing return relative to the Russell Index and/or reducing portfolio volatility relative to the Russell Index.

In addition, the advisor believes capital market inefficiencies may exist and may sometimes be exploited by using a variety of derivative instruments.


The advisor may sell a stock when it believes other stocks in the Russell Index are more attractive investments, when the stock is removed from the Russell Index, or for other reasons.

As part of its investment strategy, the Fund may buy and sell securities frequently. Such trading usually increases portfolio turnover rates, which usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Such trading may also result in higher brokerage commissions and other transaction costs and additional tax liability, which could reduce the Fund's returns.


At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goals.

---

The Fund




In seeking to achieve its investment goals, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goals or investment strategies.



PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.


Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.


Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

                                                                             ---

The Fund



Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.



Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PORTFOLIO HOLDINGS DISCLOSURE
--------------------------------------------------------------------------------
A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio securities is available in the Fund's Statement of Additional Information. The Fund discloses its complete portfolio holdings as of a month-end on the Fund's website, www.columbiafunds.com, approximately 30 calendar days after such month-end. Additionally, the Fund discloses its largest 15 holdings, as a percent of market value of the Fund's portfolio, as of a month-end on the Fund's website, www.columbiafunds.com, approximately 15 calendar days after such month-end. Once posted, the above information will remain available on such website until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.


---

The Fund



PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares, excluding sales charges. The performance table following the bar chart shows how the Fund's average annual total returns for Class A, B and C shares, including sales charges, compare with those of broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.



       ------------------------------------------------------------------

         UNDERSTANDING PERFORMANCE
         Calendar Year Total Returns show the Fund's Class A share performance for each of the last ten complete calendar years. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

         Average Annual Total Returns are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges.

         The Fund's returns are compared to the Russell Index, an unmanaged index that tracks the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. The Fund's returns are also compared to the average return of the funds included in the Lipper Multi-Cap Value Funds Category ("Lipper
         Average"), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund. Sales charges are not reflected in the Lipper
         Average.
       ------------------------------------------------------------------


 Calendar Year Total Returns (Class A)/(1)/

                                      [CHART]


 1997   1998    1999    2000    2001    2002    2003     2004     2005    2006
 ----   ----    ----    ----    ----    ----    ----     ----     ----    -----
27.66%  23.75%  6.67%  -3.19%   4.79%  -29.72%  28.23%  13.42%   10.15%   22.59%

                    For the periods shown in bar chart:
                    Best quarter: 4th quarter 1998, +27.15%.
                    Worst quarter: 3rd quarter 2002, -21.36%.

(1) The calendar year total returns shown for Class A shares include returns of Retail A Shares of the Galaxy Equity Value Fund (the Galaxy Fund), the predecessor to the Fund, for the periods prior to November 25, 2002, the date on which Class A shares were initially offered by the Fund. Class A shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class A shares exceed expenses paid by Retail A Shares.


                                                                            ---

The Fund



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


 Average Annual Total Returns -- for periods ended December 31, 2006



                                                               1 Year  5 Years     10 Years
Class A (%)
  Return Before Taxes                                          15.52   5.40/(1)/   8.32/(1)/
  Return After Taxes on Distributions                          13.47   4.66/(1)/   6.45/(1)/
  Return After Taxes on Distributions and Sale of Fund Shares  11.95   4.50/(1)/   6.42/(1)/
---------------------------------------------------------------------------------------------
Class B (%)
  Return Before Taxes                                          16.77   5.48/(1)/   8.13/(1)/
  Return After Taxes on Distributions                          14.72   4.81/(1)/   6.32/(1)/
  Return After Taxes on Distributions and Sale of Fund Shares  12.88   4.60/(1)/   6.31/(1)/
---------------------------------------------------------------------------------------------
Class C (%)
  Return Before Taxes                                          20.73   5.76/(1)/   8.12/(1)/
  Return After Taxes on Distributions                          18.68   5.10/(1)/   6.30/(1)/
  Return After Taxes on Distributions and Sale of Fund Shares  15.46   4.85/(1)/   6.29/(1)/
---------------------------------------------------------------------------------------------
Russell Index (%)                                              22.25   10.86       11.00
---------------------------------------------------------------------------------------------
Lipper Average (%)                                             17.43    9.06        9.34


(1) Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of Retail A Shares (for Class A shares) and Retail B Shares (for Class B and Class C shares) of the Galaxy Fund for periods prior to November 25, 2002, the date on which Class A, B and C shares were initially offered by the Fund. Class A shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class A shares exceed expenses paid by Retail A Shares. Class B and Class C shares generally would have had substantially similar returns to Retail B Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class B and Class C shares exceed expenses paid by Retail B Shares. The returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. Retail A Shares and Retail B Shares were initially offered on September 1, 1988 and March 4, 1996, respectively.


---

The Fund



YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


       ------------------------------------------------------------------

         UNDERSTANDING EXPENSES
         Sales Charges are paid directly by shareholders to Columbia Management Distributors, Inc., the Fund's distributor.

         Annual Fund Operating Expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time to time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns.

         Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:
         .  $10,000 initial investment
         .  5% total return for each year
         .  Fund operating expenses remain the same
         .  Reinvestment of all dividends and distributions
         .  Class B shares convert to Class A shares after eight years



 Shareholder Fees (paid directly from your investment)



                                                                       Class A   Class B Class C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                5.75       0.00    0.00
------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)  1.00/(1)/  5.00    1.00
------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                      /(2)/    /(2)/   /(2)/


(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase.
(2) There is a $7.50 charge for wiring sale proceeds to your bank.


                                                                            ---

The Fund



 Annual Fund Operating Expenses (deducted directly from Fund assets)


                                                 Class A   Class B Class C
      Management fee/(1)(2)/ (%)                 0.77       0.77    0.77
      --------------------------------------------------------------------
      Distribution and service (12b-1) fees (%)  0.25/(3)/  1.00    1.00
      --------------------------------------------------------------------
      Other expenses/(4)/ (%)                    0.25       0.25    0.25
      --------------------------------------------------------------------
      Total annual fund operating expenses (%)   1.27       2.02    2.02

(1) The Fund pays a management fee of 0.70% and an administration fee of 0.07%.

(2) The Fund's investment advisor has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily net assets. The breakpoint schedule for the Fund is as follows: 0.70% for assets up to $500 million; 0.65% for assets in excess of $500 million and up to $1 billion; 0.60% for assets in excess of $1 billion and up to $1.5 billion; 0.55% for assets in excess of $1.5 billion and up to $3 billion; 0.53% for assets in excess of $3 billion and up to $6 billion; and 0.51% for assets in excess of $6 billion.
(3) The Fund may pay distribution and service (12b-1) fees up to a maximum of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but will limit such fees to an aggregate fee of not more than 0.25% for Class A shares during the current fiscal year.
(4) Other expenses have been restated to reflect contractual changes to the fees paid by the Fund.


 Example Expenses (your actual costs may be higher or lower)


       Class                             1 Year 3 Years 5 Years 10 Years
       Class A:                           $697   $955   $1,232   $2,021
       -----------------------------------------------------------------
       Class B: did not sell your shares  $205   $634   $1,088   $2,155
                sold all your shares at
                the end of the period     $705   $934   $1,288   $2,155
       -----------------------------------------------------------------
       Class C: did not sell your shares  $205   $634   $1,088   $2,348
                sold all your shares at
                the end of the period     $305   $634   $1,088   $2,348


See Appendix A for additional hypothetical investment and expense information.

---

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, "good form" may mean that you have properly placed your order with your financial advisor or the Fund's transfer agent has received your completed application, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.


 Outlined below are the various options for buying shares:


Method             Instructions
Through your       Your financial advisor can help you establish your account financial advisor  and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                   your request prior to the close of regular trading on the
                   New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for
                   executing the purchase for you.
-------------------------------------------------------------------------------
By check           For new accounts, send a completed application and check
(new account)      made payable to the Fund to Columbia Management Services,
                   Inc., P.O. Box 8081, Boston, MA 02266-8081.
-------------------------------------------------------------------------------
By check           For existing accounts, fill out and return the additional
(existing account) investment stub included in your account statement, or send a letter of instruction including your Fund name and
                   account number with a check made payable to the Fund to
                   Columbia Management Services, Inc., P.O. Box 8081, Boston,
                   MA 02266-8081.
-------------------------------------------------------------------------------
By exchange        You or your financial advisor may acquire shares of the
                   Fund for your account by exchanging shares you own in a
                   different fund distributed by Columbia Management
                   Distributors, Inc. for shares of the same class (and, in
                   some cases, certain other classes) of the Fund at no
                   additional cost. An exchange to another fund may incur a
                   sales charge if the original purchase was not assessed a
                   sales charge. To exchange by telephone, call 1-800-422-3737.
-------------------------------------------------------------------------------
By wire            You may purchase shares of the Fund by wiring money from
                   your bank account to your Fund account. To wire funds to
                   your Fund account, call 1-800-422-3737 for wiring
                   instructions.
-------------------------------------------------------------------------------
By electronic      You may purchase shares of the Fund by electronically
funds transfer     transferring money from your bank account to your Fund
                   account by calling 1-800-422-3737. An electronic funds
                   transfer may take up to two business days to settle and
                   must be considered in "good form." You must set up this
                   feature prior to your telephone request. Be sure to
                   complete the appropriate section of the application for
                   this feature.
-------------------------------------------------------------------------------
Automatic          You may make monthly or quarterly investments automatically
investment plan    from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                   transfer. Be sure to complete the appropriate section of
                   the application for this feature.
-------------------------------------------------------------------------------
Automated dollar   You may purchase shares of the Fund for your account by
cost averaging     exchanging $100 or more each month from another fund for
                   shares of the same class of the Fund at no additional cost.
                   Exchanges will continue so long as your fund balance is
                   sufficient to complete the transfers. You may terminate
                   your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-345-6611. There may
                   be an additional sales charge if exchanging from a money
                   market fund. Be sure to complete the appropriate section of the account application for this feature.
-------------------------------------------------------------------------------
By dividend        You may automatically invest dividends distributed by
diversification    another fund into the same class of shares (and, in some
                   cases, certain other classes) of the Fund at no additional sales charge. There may be an additional sales charge if
                   automatically investing dividends from a money market fund.
                   To invest your dividends in the Fund, call 1-800-345-6611.
-------------------------------------------------------------------------------
Through the        You may purchase Fund shares through the internet. You will
internet           be required to accept the terms of an online agreement and to use a password in order to make internet purchases. The transfer agent has procedures in place to authenticate
                   electronic instructions given via the internet. For more
                   information on internet transactions, or to sign up for
                   internet transactions, please call 1-800-345-6611.


INVESTMENT MINIMUMS
--------------------------------------------------------------------------------

The minimum initial investment for Class A, B and C shares generally is $2,500. For individual retirement plans (including traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts) and non-omnibus group retirement accounts, the minimum initial investment is $1,000. For non-omnibus group retirement plans, the initial investment minimums are determined based on the plan's investment rather than the investment of its individual participants. For investors establishing an automatic investment plan, the minimum initial investment


                                                                            ---

Your Account
-------------------------------------------------------------------------------

Your Account



is $50. There is no minimum initial investment for omnibus accounts, wrap accounts or Health Savings Accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.

The minimum investment for additional purchases of Class A, Class B, and Class C shares is $50 for all investors subject to a minimum initial investment.

The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


Please see the Statement of Additional Information for more details on investment minimums.

SALES CHARGES
--------------------------------------------------------------------------------

You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge ("CDSC") when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be reduced or waived, as described below and in the Statement of Additional Information. The Board of Trustees has waived sales charges for Health Savings Accounts.



          ------------------------------------------------------------

          CHOOSING A SHARE CLASS

          The Fund offers three classes of shares in this prospectus -- Class A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Purchases of $50,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.

          The Fund also offers three additional classes of shares -- Class T, G and Z shares, exclusively to certain institutional and other investors. Class T, G and Z shares are made available through separate prospectuses provided to eligible institutional and other investors.



Class A shares Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to your financial advisor on your purchase of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.


 Class A Sales Charges

                                                             % of offering
                                       As a % of                 price
                                       the public   As a %    retained by
                                        offering   of your     financial
      Amount purchased                   price    investment    advisor
      Less than $50,000                   5.75       6.10        5.00
      --------------------------------------------------------------------
      $50,000 to less than $100,000       4.50       4.71        3.75
      --------------------------------------------------------------------
      $100,000 to less than $250,000      3.50       3.63        2.75
      --------------------------------------------------------------------
      $250,000 to less than $500,000      2.50       2.56        2.00
      --------------------------------------------------------------------
      $500,000 to less than $1,000,000    2.00       2.04        1.75
      --------------------------------------------------------------------
      $1,000,000 or more                  0.00       0.00        0.00

---

Your Account




Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $50 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee-based program or to Health Savings Accounts.


For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

 Purchases Over $1 Million


                Amount purchased                    Commission %
                $1 million to less than $3 million      1.00
                ------------------------------------------------
                $3 million to less than $50 million     0.50
                ------------------------------------------------
                $50 million or more                     0.25



For group retirement plans, financial advisors are eligible to receive a 1.00% commission from the distributor on purchases, including those in amounts less than $1 million, that are coded as commission eligible trades.

In determining the commission payable to a financial advisor in the table above, the breakpoint discount policies described herein under "Reduced Sales Charges for Larger Investments" shall apply.


       ------------------------------------------------------------------

         UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES
         Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your
         shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the
         time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the
         longest.
       ------------------------------------------------------------------

Reduced Sales Charges for Larger Investments.

  A. What are the principal ways to obtain a breakpoint discount?

There are two principal ways you may pay a lower sales charge (often referred to as "breakpoint discounts") when purchasing Class A shares of the Fund and other funds in the Columbia family of funds.


Rights of Accumulation The value of eligible accounts maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart on the previous page) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price.


Statement of Intent You also may pay a lower sales charge when purchasing Class A shares by signing a Statement of Intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the Statement of Intent within 13 months. As described in the chart on the previous page, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to

                                                                            ---

Your Account



that date. To calculate the total value of your Statement of Intent purchases, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information.


  B. What accounts are eligible for breakpoint discounts?

The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

   .  Individual accounts

   .  Joint accounts

   .  Certain IRA accounts

   .  Certain trusts

   .  UTMA/UGMA accounts


For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father-in-law and mother-in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Columbia fund shares. An account is not eligible to the extent it holds an institutional class of shares of a Columbia money market fund or Class R shares of any Columbia fund. The value of your investment in a non-institutional class of a Columbia money market fund held in an eligible account may be aggregated with your investments in other funds in the Columbia family of funds to obtain a breakpoint discount through a Right of Accumulation. Non-institutional class investments in Columbia money market funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission.


  C. How do I obtain a breakpoint discount?

The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's transfer agent, Columbia Management Services, Inc., you will need to provide the foregoing information to a Columbia Management Services, Inc. representative at the time you purchase shares.

  D. How can I obtain more information about breakpoint discounts?

Certain investors, including affiliates of the Funds, broker/dealers and their affiliates, investors in wrap-fee programs, through fee-based advisers or certain retirement plans, certain shareholders of funds that were reorganized into the Fund as well as investors using the proceeds of redemptions of Fund shares or of certain Bank of America trust or similar accounts, may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. CDSCs may also be waived for redemptions under a systematic withdrawal program, in connection with the death or post-purchase disability of a shareholder,

---

Your Account



certain medical expenses, charitable gifts, involuntary and tax-related redemptions, or when the selling broker/dealer has agreed to waive or return its commission. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611.

Class B shares Your purchases of Class B shares are at Class B's net asset value. Purchases up to $50,000 are allowed in Class B shares assuming the combined value of the customer's total assets in the Columbia funds does not reach $50,000. Purchases in Class B shares that bring the combined value of a customer's total assets to $50,000 or above will be rejected. A customer's total assets may include accounts for immediate family members. Group plan accounts are valued at the plan level. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission of 4.00% on sales of Class B shares.


 Class B Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                     Through first year             5.00
                 ---------------------------------------------
                     Through second year            4.00
                 ---------------------------------------------
                     Through third year             3.00
                 ---------------------------------------------
                     Through fourth year            3.00
                 ---------------------------------------------
                     Through fifth year             2.00
                 ---------------------------------------------
                     Through sixth year             1.00
                 ---------------------------------------------
                     Longer than six years          0.00



Automatic conversion to Class A shares occurs eight years after purchase.

Class C shares Your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor an up-front commission of 1.00% on sales of Class C shares.

 Class C Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                     Through first year             1.00
                 ---------------------------------------------
                     Longer than one year           0.00

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another fund distributed by Columbia
Management Distributors, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the

                                                                            ---

Your Account



advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling. Certain restrictions may apply to participants in Health Savings Accounts, including the limitation that participants may exchange their shares only for shares of other funds currently enrolled in the program offering the Health Savings Account.

You also may exchange your shares through the internet. You will be required to accept the terms of an online agreement and to use a password in order to make internet exchanges. The transfer agent has procedures in place to authenticate electronic instructions given via the internet. For more information on internet transactions, or to sign up for internet transactions, please call 1-800-345-6611.


HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, when selling shares by letter of instruction, "good form" means
(i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) if applicable, you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 10 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.


 Outlined below are the various options for selling shares:


 Method            Instructions
 Through your      You may call your financial advisor to place your sell
 financial advisor order. To receive the current trading day's price, your financial advisor must receive your request prior to the
                   close of regular trading on the NYSE, usually 4:00 p.m.
                   Eastern time. Your financial advisor may charge you fees
                   for executing a redemption for you.
 ------------------------------------------------------------------------------
 By exchange       You or your financial advisor may sell shares of the Fund
                   by exchanging from the Fund into the same share class (and, in some cases, certain other classes) of another fund
                   distributed by Columbia Management Distributors, Inc. at no additional cost. To exchange by telephone, call
                   1-800-422-3737.
 ------------------------------------------------------------------------------
 By telephone      You or your financial advisor may sell shares of the Fund
                   by telephone and request that a check be sent to your
                   address of record by calling 1-800-422-3737, unless you
                   have notified the Fund of an address change within the
                   previous 30 days. The dollar limit for telephone sales is
                   $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts and Health Savings Accounts. For
                   details, call 1-800-799-7526.
 ------------------------------------------------------------------------------
 By mail           You may send a signed letter of instruction or if
                   applicable, stock power form along with any share
                   certificates to be sold to the address below. In your
                   letter of instruction, note the Fund's name, share class,
                   account number, and the dollar value or number of shares
                   you wish to sell. All account owners must sign the letter.
                   Signatures must be guaranteed by either a bank, a member
                   firm of a national stock exchange or another eligible
                   guarantor that participates in the Medallion Signature
                   Guarantee Program for amounts over $100,000 or for
                   alternate payee or mailing instructions. Additional
                   documentation is required for sales by corporations,
                   agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.
                   Mail your letter of instruction to Columbia Management
                   Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.


---

Your Account



  Method          Instructions
  By wire         You may sell Fund shares and request that the proceeds be
                  wired to your bank. You must set up this feature prior to
                  your request. Be sure to complete the appropriate section
                  of the account application for this feature. Generally, the value of your redemptions must be at least equal to $500 in order to have the sale proceeds wired to your bank. There
                  is a $7.50 charge for wiring sale proceeds to your bank.
                  (The transfer agent may waive this fee for omnibus and
                  nominee accounts.) Your bank may charge additional fees for such wire transfer.
  ----------------------------------------------------------------------------
  By systematic   You may automatically sell a specified dollar amount or
  withdrawal plan percentage of your account on a monthly, quarterly or semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. The $5,000 minimum
                  account balance requirement has been waived for wrap
                  accounts. This feature is not available if you hold your
                  shares in certificate form. All dividend and capital gains distributions must be reinvested. Be sure to complete the
                  appropriate section of the account application for this
                  feature.
  ----------------------------------------------------------------------------
  By electronic   You may sell shares of the Fund and request that the
  funds transfer  proceeds be electronically transferred to your bank.
                  Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                  request. Be sure to complete the appropriate section of the account application for this feature.
  ----------------------------------------------------------------------------
  Through the     You may sell Fund shares through the internet. You will be
  internet        required to accept the terms of an online agreement and to use a password in order to make internet redemptions. The
                  transfer agent has procedures in place to authenticate
                  electronic instructions given via the internet. For more
                  information on internet transactions, or to sign up for
                  internet transactions, please call 1-800-345-6611.


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------

The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.


The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.


The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.


For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-

                                                                            ---

Your Account


round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.


The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.

Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement plan service providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above. In particular, the Bank of America retirement plan service provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.


The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
Rule 12b-1 Plan The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.10% for Class A shares and 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. The Fund's Board of Trustees currently limits total payments under the Rule 12b-1 plan for Class A shares to 0.25%. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after eight years, eliminating a portion of the distribution fee upon conversion.


Financial Intermediary Payments The Fund's distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Fund's distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Fund's distributor attributable to that financial


---

Your Account



intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the money market funds) on an annual basis for payments based on average net assets of the funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the funds (other than the money market funds) attributable to the financial intermediary. The Fund's distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets for Class A, B and C shares in the program on an annual basis. As of September 1, 2005, the Fund's Board of Trustees has authorized the Fund to pay up to 0.11% of total Fund assets on an annual basis for providing investor services. The amounts in excess of that paid by the Fund will be borne by the Fund's distributor or its affiliates.

The Fund's distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Fund's distributor or its affiliates are paid out of the distributor's or its affiliates' own revenue and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Fund's distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Fund's distributor or its affiliates has agreed to make marketing support payments in the Fund's Statement of Additional Information, which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Fund's distributor and the distributor's affiliates and any services your financial intermediary provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
How the Fund's Share Price is Determined The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

                                                                             ---

Your Account



When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at "fair value," that value may be different from the last quoted market price for the security.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.




Automatic Sale of Your Shares The Fund will automatically sell your shares if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below $250. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. If your shares are sold, the transfer agent will remit the balance of your account to you. The transfer agent will send you written notification at least 30 days in advance of any such automatic sale, which will provide details on how you can add money to your account in order to avoid such automatic sale. Generally, you may avoid such automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345-6611 or contact your investment professional for more information. The automatic sale of shares of accounts valued at less than $250 will take place in the second quarter of each calendar year.

The Fund may also sell your shares if a financial institution or intermediary instructs the Fund to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the Investment Company Act of 1940 ("ICA").

Minimum Account Balance Fee Beginning in the second quarter of 2007, if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below the minimum initial investment applicable to you, your account will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. The Fund reserves the right to lower the account size trigger point for the minimum balance fee in any year for any class of shares when the Fund believes it is appropriate to do so in light of declines in the market value of Fund shares or sales loads applicable to a particular class of shares, or for other reasons. The transfer agent will reduce the expenses paid by your Fund for transfer agency services by the amount it collects from assessment of this fee. If your Fund has no transfer agency expenses against which to offset the amount collected through assessment of this fee, the transfer agent will pay such amount directly to your Fund. The transfer agent will send you written notification of the imposition of any such fee,


---

Your Account



which will provide details on how you can add money to your account in order to avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345-6611 or contact your investment professional for more information.

Exceptions to the Automatic Sale of Your Shares and the Minimum Account Balance Fee The automatic sale of shares of accounts valued at less than $250 and the minimum account balance fee described above do not apply to shareholders holding their shares through broker-dealer networked accounts, wrap fee and omnibus accounts, accounts with active automatic investment plans or payroll deduction plans, accounts that were created by the automatic conversion of Class B shares to Class A shares, accounts that were created by the automatic conversion of Class G shares to Class T shares and certain qualified retirement plans or Health Savings Accounts. The automatic sale of shares of accounts valued at less than $250 does not apply to individual retirement plans.

Share Certificates Share certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you will not be able to sell your shares until you have returned them to the transfer agent.


Dividends, Distributions and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

   Dividends      Represents interest and dividends earned from securities
                  held by the Fund, net of expenses incurred by the Fund.
  ----------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.



       ------------------------------------------------------------------

         UNDERSTANDING FUND DISTRIBUTIONS
         The Fund may earn income from the securities it holds. The
         Fund also may realize capital gains or losses on sales of its securities. The Fund intends to distribute substantially all of its net investment income and capital gains to
         shareholders each year. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
       ------------------------------------------------------------------


Distribution Options The Fund distributes any dividends quarterly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

 Distribution Options

    Reinvest all distributions in additional shares of your current fund
  ---------------------------------------------------------------------------
    Reinvest all distributions in shares of another fund
  ---------------------------------------------------------------------------
    Receive dividends in cash (see options below) and reinvest capital gains
  ---------------------------------------------------------------------------
    Receive all distributions in cash (with one of the following options):
  .  send the check to your address of record
  .  send the check to a third party address
  .  transfer the money to your bank via electronic funds transfer

                                                                             ---

Your Account




Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account or Health Savings Account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes.

The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.

In general, any distributions of dividends, interest and short-term capital gains (determined by how long the Fund held the investments that generated them) are taxable as ordinary income. Properly designated distributions of long-term capital gains (determined by how long the Fund held the investments that generated them) are generally taxable as such, regardless of how long you have held your Fund shares. Long-term capital gain rates have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2011. For the taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.


Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws. Foreign persons should consult the Statement of Additional Information.


---

Managing the Fund
-------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Columbia Management Advisors, LLC ("Columbia Advisors"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Advisors is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.


On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Fund. As a result of the merger, Columbia Advisors is now the investment advisor to the Fund.


For the 2006 fiscal year, aggregate advisory fees paid to Columbia Advisors by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors by the Fund, amounted to 0.70% of average daily net assets of the Fund. A discussion of the factors considered by the Fund's Board of Trustees in approving the Fund's investment advisory contract is included in the Fund's semi-annual report to shareholders for the six months ended March 31, 2006.


PORTFOLIO MANAGER
--------------------------------------------------------------------------------
Vikram J. Kuriyan, PhD, a portfolio manager of Columbia Advisors, is the manager for the Fund and has managed the Fund since June, 2005. Dr. Kuriyan has been associated with Columbia Advisors or its predecessors since January, 2000.

The Statement of Additional Information provides additional information about the manager's compensation, other accounts managed and ownership of securities in the Fund.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory,


                                                                             ---

Managing the Fund



compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the ''MDL''). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.


---

Managing the Fund




On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The settlement has not yet been finalized. Any settlement ultimately agreed by the parties will be subject to court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.






                                                                             ---

Financial Highlights
-------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal years since inception, which run from October 1 to September 30, unless otherwise indicated. Certain information reflects financial results for a single Class A, B or C share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which, for the years ended September 30, 2006, September 30, 2005 and September 30, 2004, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for the period ended September 30, 2003, has been derived from the Fund's financial statements which have been audited by another independent registered public accounting firm, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report containing those financial statements by calling 1-800-345-6611.


 The Fund


                                                      Year ended     Year ended     Year ended   Period ended
                                                     September 30,  September 30,  September 30, September 30,
                                                         2006           2005         2004/(a)/   2003/(b)(c)/
                                                        Class A        Class A        Class A       Class A
                                                     -------------  -------------  ------------- -------------
 Net asset value --
 Beginning of period ($)                                 14.60          12.71          11.02         10.06
---------------------------------------------------------------------------------------------------------------
 Income from Investment Operations:
   Net investment income/(d)/                             0.17           0.17/(e)/      0.17          0.04
   Net realized and unrealized gain on investments
    and futures contracts                                 2.18           1.88           1.75          0.92
---------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                        2.35           2.05           1.92          0.96
---------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders:
   From net investment income                            (0.18)         (0.16)         (0.23)           --
   From net realized gains                               (1.07)            --             --            --
---------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders           (1.25)         (0.16)         (0.23)           --
---------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                       15.70          14.60          12.71         11.02
---------------------------------------------------------------------------------------------------------------
  Total return (%)/(f)/                                  17.19/(g)/     16.21/(g)/     17.53          9.54/(h)/
---------------------------------------------------------------------------------------------------------------
 Ratio to Average Net Assets/
 Supplemental Data (%):
   Operating expenses/(i)/                                1.21           1.23           1.31          1.31/(j)/
   Interest expense                                         --/(k)/        --             --            --
   Total net expenses/(i)/                                1.21           1.23           1.31          1.31/(j)/
   Net investment income/(i)/                             1.15           1.21           1.34          0.49/(j)/
   Waiver/reimbursement                                     --/(k)/      0.01             --            --
  Portfolio turnover rate (%)                               81             94            101            50/(h)/
  Net assets, end of period (000's) ($)                 12,717          4,269          2,511           903


(a) On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.
(b) The Fund changed its fiscal year end from October 31 to September 30.
(c) Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.

(i) The benefits derived from custody credits had an impact of less than 0.01%.

(j) Annualized.

(k) Rounds to less than 0.01%.


---

Financial Highlights


 The Fund


                                                      Year ended     Year ended     Year ended   Period ended
                                                     September 30,  September 30,  September 30, September 30,
                                                         2006           2005         2004/(a)/   2003/(b)(c)/
                                                        Class B        Class B        Class B       Class B
                                                     -------------  -------------  ------------- -------------
 Net asset value --
 Beginning of period ($)                                 13.96          12.16          10.49          9.67
----------------------------------------------------------------------------------------------------------------
 Income from Investment Operations:
   Net investment income (loss)/(d)/                      0.06           0.06/(e)/      0.07         (0.02)
   Net realized and unrealized gain on investments
    and futures contracts                                 2.08           1.80           1.67          0.84
----------------------------------------------------------------------------------------------------------------
  Total from investment operations                        2.14           1.86           1.74          0.82
----------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders:
   From net investment income                            (0.07)         (0.06)         (0.07)           --
   From net realized gains                               (1.07)            --             --            --
----------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders           (1.14)         (0.06)         (0.07)           --
----------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                       14.96          13.96          12.16         10.49
----------------------------------------------------------------------------------------------------------------
  Total return (%)/(f)/                                  16.35/(g)/     15.30/(g)/     16.64          8.48/(h)/
----------------------------------------------------------------------------------------------------------------
 Ratio to Average Net Assets/
 Supplemental Data (%):
   Operating expenses/(i)/                                1.96           1.98           2.06          2.26/(j)/
   Interest expense                                         --/(k)/        --             --            --
   Total net expenses/(i)/                                1.96           1.98           2.06          2.26/(j)/
   Net investment income (loss)/(i)/                      0.43           0.46           0.60         (0.27)/(j)/
   Waiver/reimbursement                                     --/(k)/      0.01             --            --
  Portfolio turnover rate (%)                               81             94            101            50/(h)/
  Net assets, end of period (000's) ($)                  5,332          3,974          2,370           338


(a) On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.
(b) The Fund changed its fiscal year end from October 31 to September 30.
(c) Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.

(i) The benefits derived from custody credits had an impact of less than 0.01%.

(j) Annualized.

(k) Rounds to less than 0.01%.


                                                                             ---

Financial Highlights


 The Fund


                                                          Year ended     Year ended     Year ended   Period ended
                                                         September 30,  September 30,  September 30, September 30,
                                                             2006           2005         2004/(a)/   2003/(b)(c)/
                                                            Class C        Class C        Class C       Class C
                                                         -------------  -------------  ------------- -------------
 Net asset value --
 Beginning of period ($)                                     13.94          12.14          10.47          9.67
----------------------------------------------------------------------------------------------------------------------
 Income from Investment Operations:
   Net investment income (loss)/(d)/                          0.05           0.06/(e)/      0.07         (0.05)
   Net realized and unrealized gain on investments and
    futures contracts                                         2.08           1.80           1.67          0.85
----------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                            2.13           1.86           1.74          0.80
----------------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders:
   From net investment income                                (0.07)         (0.06)         (0.07)           --
   From net realized gains                                   (1.07)            --             --            --
----------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders               (1.14)         (0.06)         (0.07)           --
----------------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                           14.93          13.94          12.14         10.47
----------------------------------------------------------------------------------------------------------------------
  Total return (%)/(f)/                                      16.30/(g)/     15.33/(g)/     16.67          8.27/(g)(h)/
----------------------------------------------------------------------------------------------------------------------
 Ratio to Average Net Assets/
 Supplemental Data (%):
   Operating expenses/(i)/                                    1.96           1.98           2.07          2.49/(j)/
   Interest expense                                             --/(k)/        --             --            --
   Total net expenses/(i)/                                    1.96           1.98           2.07          2.49/(j)/
   Net investment income (loss)/(i)/                          0.39           0.49           0.63         (0.60)/(j)/
   Waiver/reimbursement                                         --/(k)/      0.01             --          0.49/(j)/
  Portfolio turnover rate (%)                                   81             94            101            50/(h)/
  Net assets, end of period (000's) ($)                      1,801            453            291            24


(a) On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.
(b) The Fund changed its fiscal year end from October 31 to September 30.
(c) Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Had the Investment Advisor or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.

(i) The benefits derived from custody credits had an impact of less than 0.01%.

(j) Annualized.

(k) Rounds to less than 0.01%.


---

Appendix A
-------------------------------------------------------------------------------

Hypothetical Investment and Expense Information


The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A, B and C shares of the Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after eight years. The annual expense ratios used for the Fund, which are the same as those stated in the Annual Fund Operating Expenses table, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The charts shown below reflect the maximum initial sales charge for Class A shares but do not reflect any contingent deferred sales charges which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.


 Class A Shares


        Maximum Sales Charge          Initial Hypothetical Investment Amount       Assumed Rate of Return
                5.75%                           $10,000.00                                   5%
                                                                              Hypothetical
                        Cumulative                        Cumulative            Year-End
                       Return Before     Annual          Return After         Balance After        Annual
Year                  Fees & Expenses Expense Ratio     Fees & Expenses      Fees & Expenses Fees & Expenses/(1)/
1                           5.00%         1.27%              -2.23%/(2)/        $9,776.55           $696.93
2                          10.25%         1.27%               1.41%            $10,141.22           $126.48
3                          15.76%         1.27%               5.19%            $10,519.49           $131.20
4                          21.55%         1.27%               9.12%            $10,911.86           $136.09
5                          27.63%         1.27%              13.19%            $11,318.87           $141.17
6                          34.01%         1.27%              17.41%            $11,741.07           $146.43
7                          40.71%         1.27%              21.79%            $12,179.01           $151.89
8                          47.75%         1.27%              26.33%            $12,633.29           $157.56
9                          55.13%         1.27%              31.05%            $13,104.51           $163.44
10                         62.89%         1.27%              35.93%            $13,593.31           $169.53
Total Gain After Fees
 and Expenses                                                                   $3,593.31
Total Annual Fees and
 Expenses                                                                                         $2,020.72


(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.
(2) Reflects deduction of the maximum initial sales charge.

                                                                             ---

Appendix A



 Class B Shares


        Maximum Sales Charge          Initial Hypothetical Investment Amount       Assumed Rate of Return
                0.00%                          $10,000.00                                    5%
                                                                              Hypothetical
                        Cumulative                         Cumulative           Year-End
                       Return Before     Annual           Return After        Balance After        Annual
Year                  Fees & Expenses Expense Ratio      Fees & Expenses     Fees & Expenses Fees & Expenses/(1)/
1                           5.00%         2.02%                2.98%           $10,298.00           $205.01
2                          10.25%         2.02%                6.05%           $10,604.88           $211.12
3                          15.76%         2.02%                9.21%           $10,920.91           $217.41
4                          21.55%         2.02%               12.46%           $11,246.35           $223.89
5                          27.63%         2.02%               15.81%           $11,581.49           $230.56
6                          34.01%         2.02%               19.27%           $11,926.62           $237.43
7                          40.71%         2.02%               22.82%           $12,282.03           $244.51
8                          47.75%         2.02%               26.48%           $12,648.04           $251.79
9                          55.13%         1.27%               31.20%           $13,119.81           $163.63
10                         62.89%         1.27%               36.09%           $13,609.18           $169.73
Total Gain After Fees
 and Expenses                                                                   $3,609.18
Total Annual Fees and
 Expenses                                                                                         $2,155.08


 Class C Shares


        Maximum Sales Charge          Initial Hypothetical Investment Amount       Assumed Rate of Return
                0.00%                          $10,000.00                                    5%
                                                                              Hypothetical
                        Cumulative                         Cumulative           Year-End
                       Return Before     Annual           Return After        Balance After        Annual
Year                  Fees & Expenses Expense Ratio      Fees & Expenses     Fees & Expenses Fees & Expenses/(1)/
1                           5.00%         2.02%                2.98%           $10,298.00           $205.01
2                          10.25%         2.02%                6.05%           $10,604.88           $211.12
3                          15.76%         2.02%                9.21%           $10,920.91           $217.41
4                          21.55%         2.02%               12.46%           $11,246.35           $223.89
5                          27.63%         2.02%               15.81%           $11,581.49           $230.56
6                          34.01%         2.02%               19.27%           $11,926.62           $237.43
7                          40.71%         2.02%               22.82%           $12,282.03           $244.51
8                          47.75%         2.02%               26.48%           $12,648.04           $251.79
9                          55.13%         2.02%               30.25%           $13,024.95           $259.30
10                         62.89%         2.02%               34.13%           $13,413.09           $267.02
Total Gain After Fees
 and Expenses                                                                   $3,413.09
Total Annual Fees and
 Expenses                                                                                         $2,348.04



(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.


---

Notes
-------------------------------------------------------------------------------

================================================================================

                                                                             ---

Notes


================================================================================

---

Notes


================================================================================

                                                                             ---

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.


You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's transfer agent or visiting the Fund's website at:

Columbia Management Services, Inc.
P. O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:


Columbia Funds Series Trust I: 811-4367


..  Columbia Disciplined Value Fund

--------------------------------------------------------------------------------


[LOGO]

       ColumbiaFunds

       A Member of Columbia Management Group

       (C)2007 Columbia Management Distributors, Inc.
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.columbiafunds.com


                                                             INT-36/116646-0207

Columbia Disciplined Value Fund         Prospectus, February 1, 2007
--------------------------------------------------------------------


Class T and G Shares

Advised by Columbia Management Advisors, LLC


--------------------------------------------------------------------------------
TABLE OF CONTENTS


THE FUND                                  2
--------------------------------------------
Investment Goals........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  3
Portfolio Holdings Disclosure...........  4
Performance History.....................  4
Your Expenses...........................  6

YOUR ACCOUNT                              8
--------------------------------------------
How to Buy Shares.......................  8
Investment Minimums.....................  8
Sales Charges...........................  9
How to Exchange Shares.................. 12
How to Sell Shares...................... 12
Fund Policy on Trading of Fund Shares... 14
Distribution and Service Fees........... 15
Other Information About Your Account.... 16



MANAGING THE FUND                        20
--------------------------------------------
Investment Advisor...................... 20
Portfolio Manager....................... 20
Legal Proceedings....................... 20

FINANCIAL HIGHLIGHTS                     23
--------------------------------------------

APPENDIX A                               25
--------------------------------------------


Class T and G shares are sold only to investors who received (and who have continuously held) Class T or G shares in connection with the merger of certain Galaxy Funds into various Columbia Funds.


Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Not FDIC Insured May Lose Value
               No Bank Guarantee

The Fund
-------------------------------------------------------------------------------

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term capital appreciation. Income is secondary to the objective of capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, mainly common stocks that the Fund's investment advisor believes are undervalued. The Fund may invest in companies of all sizes, but invests most of its assets in companies that have a market capitalization of more than $1.5 billion.

The Fund will typically hold a selection of common stocks consisting of stocks included in the Russell 1000 Value Index ("Russell Index"). The advisor tries to maintain a portfolio that matches the risk characteristics of the Russell Index. The advisor will, from time to time, vary the number and percentages of the Fund's holdings to try to provide higher returns than the Russell Index and to reduce the risk of underperforming the index over time. The Fund generally holds fewer stocks than the index and may hold securities that are not in the index.

        ----------------------------------------------------------------
          Value stocks are stocks that appear to be underpriced based on measures such as lower price-to-earnings, price-to-book value and price-to-earnings growth ratios.
        ----------------------------------------------------------------

In selecting investments for the Fund, the advisor uses quantitative analysis to evaluate the attractiveness of each potential investment. The advisor may examine a wide variety of factors classified, for example, as value measures (forward price-to-earnings, trailing price-to-earnings, book value-to-price, price-to-cash flow, etc.), growth measures (earnings growth, revenue growth, etc.), price momentum and/or earnings momentum (earnings change, estimate revision, earnings surprise, etc.), among others.

The Fund seeks to hold a higher percentage of attractive investments than the index and a lesser percentage, or none, of less attractive investments. In all cases, investments are selected with the intention of increasing return relative to the Russell Index and/or reducing portfolio volatility relative to the Russell Index.

In addition, the advisor believes capital market inefficiencies may exist and may sometimes be exploited by using a variety of derivative instruments.


The advisor may sell a stock when it believes other stocks in the Russell Index are more attractive investments, when the stock is removed from the Russell Index, or for other reasons.

As part of its investment strategy, the Fund may buy and sell securities frequently. Such trading usually increases portfolio turnover rates, which usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Such trading may also result in higher brokerage commissions and other transaction costs and additional tax liability, which could reduce the Fund's returns.


At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goals.

---

The Fund




In seeking to achieve its investment goals, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goals or investment strategies.


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.


Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.


Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade

                                                                             ---

The Fund


less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.



Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PORTFOLIO HOLDINGS DISCLOSURE
--------------------------------------------------------------------------------
A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio securities is available in the Fund's Statement of Additional Information. The Fund discloses its complete portfolio holdings as of a month-end on the Fund's website, www.columbiafunds.com, approximately 30 calendar days after such month-end. Additionally, the Fund discloses its largest 15 holdings, as a percent of market value of the Fund's portfolio, as of a month-end on the Fund's website, www.columbiafunds.com, approximately 15 calendar days after such month-end. Once posted, the above information will remain available on such website until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class T shares, excluding sales charges. The performance table following the bar chart shows how the Fund's average annual total returns for Class T and G shares, including sales charges, compare with those of broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.



          ------------------------------------------------------------

          UNDERSTANDING PERFORMANCE
          Calendar Year Total Returns show the Fund's Class T share performance for each of the last ten complete calendar years. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

          Average Annual Total Returns are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges.

          The Fund's returns are compared to the Russell Index, an unmanaged index that tracks the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. The Fund's returns are also compared to the average return of the funds included in the Lipper Multi-Cap Value Funds Category ("Lipper Average"), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund. Sales charges are not reflected in the Lipper Average.


---

The Fund



 Calendar Year Total Returns (Class T)/(1)/

                                    [CHART]

  1997    1998    1999    2000    2001   2002    2003    2004    2005   2006
 ------  ------  ------  ------- ------ ------  ------  ------  ------  -----
 27.66%  23.75%   6.67%  -3.19%  4.79% -29.72%  28.06%  13.27%  10.10%  22.53%



                     For the periods shown in bar chart:
                     Best quarter: 4th quarter 1998, +27.15%
                     Worst quarter: 3rd quarter 2002, -21.36%

(1) The calendar year total returns shown for Class T shares include the returns of Retail A Shares of the Galaxy Equity Value Fund (the Galaxy
    Fund), the predecessor to the Fund, for periods prior to November 25, 2002, the date on which Class T shares were initially offered by the Fund. Class T shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class T shares exceed expenses paid by Retail A Shares.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


 Average Annual Total Returns -- for periods ended December 31, 2006



                                                               1 Year  5 Years     10 Years
Class T (%)
  Return Before Taxes                                          15.46   5.32/(1)/   8.28/(1)/
  Return After Taxes on Distributions                          13.40   4.59/(1)/   6.41/(1)/
  Return After Taxes on Distributions and Sale of Fund Shares  11.88   4.43/(1)/   6.38/(1)/
---------------------------------------------------------------------------------------------
Class G (%)
  Return Before Taxes                                          16.74   5.35/(1)/   8.15/(1)/
  Return After Taxes on Distributions                          14.68   4.67/(1)/   6.33/(1)/
  Return After Taxes on Distributions and Sale of Fund Shares  12.87   4.49/(1)/   6.32/(1)/
---------------------------------------------------------------------------------------------
Russell Index (%)                                              22.25   10.86       11.00
---------------------------------------------------------------------------------------------
Lipper Average (%)                                             17.43    9.06        9.34


(1) The average annual total returns shown include the returns of Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Fund for periods prior to November 25, 2002, the date on which Class T and Class G shares were initially offered by the Fund. Retail A Shares and Retail B Shares were initially offered on September 1, 1988 and March 4, 1996, respectively. Class G shares generally would have had substantially similar returns to Retail B Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class G shares exceed expenses paid by Retail B Shares.


                                                                             ---

The Fund



YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


          ------------------------------------------------------------

          UNDERSTANDING EXPENSES
          Sales Charges are paid directly by shareholders to Columbia Management Distributors, Inc., the Fund's distributor.

          Annual Fund Operating Expenses are paid by the Fund. They include management and administration fees, 12b-1 fees, shareholder service fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time to time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns.

          Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:
          .  $10,000 initial investment
          .  5% total return for each year
          .  Fund operating expenses remain the same
          .  Reinvestment of all dividends and distributions
          . Class G shares convert to Class T shares after eight years



 Shareholder Fees (paid directly from your investment)



                                                                       Class T   Class G
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                5.75       0.00
----------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)  1.00/(1)/  5.00
----------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                      /(2)/    /(2)/


(1) This charge applies only to certain Class T shares bought without an initial sales charge that are sold within 12 months of purchase.
(2) There is a $7.50 charge for wiring sale proceeds to your bank.


---

The Fund



 Annual Fund Operating Expenses (deducted directly from Fund assets)


                                                   Class T    Class G
        Management fee/(1)(2)/ (%)                 0.77       0.77
        ---------------------------------------------------------------
        Distribution and service (12b-1) fees (%)  0.00       0.95/(3)/
        ---------------------------------------------------------------
        Other expenses/(4)/ (%)                    0.55/(5)/  0.25
        ---------------------------------------------------------------
        Total annual fund operating expenses (%)   1.32       1.97

(1) The Fund pays a management fee of 0.70% and an administration fee of 0.07%.

(2) The Fund's investment advisor has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily net assets. The breakpoint schedule for the Fund is as follows: 0.70% for assets up to $500 million; 0.65% for assets in excess of $500 million and up to $1 billion; 0.60% for assets in excess of $1 billion and up to $1.5 billion; 0.55% for assets in excess of $1.5 billion and up to $3 billion; 0.53% for assets in excess of $3 billion and up to $6 billion; and 0.51% for assets in excess of $6 billion.
(3) The Fund may pay distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.
(4) Other expenses have been restated to reflect contractual changes to the fees paid by the Fund.
(5) The Fund may pay shareholder service fees (which are included in other expenses) up to a maximum of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.30% during the current fiscal year.


 Example Expenses (your actual costs may be higher or lower)

       Class                             1 Year 3 Years 5 Years 10 Years
       Class T                            $702    $969  $1,257   $2,074
       -----------------------------------------------------------------
       Class G: did not sell your shares  $200    $618  $1,062   $2,128
                sold all your shares
                at the end of the period  $700  $1,018  $1,362   $2,128

See Appendix A for additional hypothetical investment and expense information.

                                                                             ---

Your Account
-------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, "good form" may mean that you have properly placed your order with your financial advisor or the Fund's transfer agent has received your completed application, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

 Outlined below are the various options for buying shares:


Method               Instructions
Through your         Your financial advisor can help you establish your account
financial advisor    and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                     your request prior to the close of regular trading on the
                     New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for
                     executing the purchase for you.
---------------------------------------------------------------------------------
By check             For existing accounts, fill out and return the additional
(existing account)   investment stub included in your account statement, or send a letter of instruction including your Fund name and
                     account number with a check made payable to the Fund to
                     Columbia Management Services, Inc., P.O. Box 8081, Boston,
                     MA 02266-8081.
---------------------------------------------------------------------------------
By exchange          You or your financial advisor may acquire shares of the
                     Fund for your account by exchanging Class T or Class G
                     shares you own in a different fund distributed by Columbia
                     Management Distributors, Inc. for shares of the same class
                     (and, in some cases, certain other classes) of the Fund at no additional cost. An exchange to another fund may incur a sales charge if the original purchase was not assessed a
                     sales charge. To exchange by telephone, call 1-800-422-3737.
---------------------------------------------------------------------------------
By wire              You may purchase shares of the Fund by wiring money from
                     your bank account to your Fund account. To wire funds to
                     your Fund account, call 1-800-422-3737 for wiring
                     instructions.
---------------------------------------------------------------------------------
By electronic        You may purchase shares of the Fund by electronically
funds transfer       transferring money from your bank account to your Fund
                     account by calling 1-800-422-3737. An electronic funds
                     transfer may take up to two business days to settle and
                     must be considered in ''good form.'' You must set up this
                     feature prior to your telephone request. Be sure to
                     complete the appropriate section of the application for
                     this feature.
---------------------------------------------------------------------------------
Automatic            You may make monthly or quarterly investments automatically
investment plan      from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                     transfer. Be sure to complete the appropriate section of
                     the application for this feature.
---------------------------------------------------------------------------------
Automated dollar     You may purchase shares of the Fund for your account by
cost averaging       exchanging $100 or more each month from another fund for
                     shares of the same class of the Fund at no additional cost.
                     Exchanges will continue so long as your fund balance is
                     sufficient to complete the transfers. You may terminate
                     your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-345-6611. There may
                     be an additional sales charge if exchanging from a money
                     market fund. Be sure to complete the appropriate section of the account application for this feature.
---------------------------------------------------------------------------------
By dividend          You may automatically invest dividends distributed by
diversification      another fund into the same class of shares (and, in some
                     cases, certain other classes) of the Fund at no additional sales charge. There may be an additional sales charge if
                     automatically investing dividends from a money market fund.
                     To invest your dividends in the Fund, call 1-800-345-6611.
---------------------------------------------------------------------------------
Through the internet You may purchase Fund shares through the internet. You will be required to accept the terms of an online agreement and to use a password in order to make internet purchases. The transfer agent has procedures in place to authenticate
                     electronic instructions given via the internet. For more
                     information on internet transactions, or to sign up for
                     internet transactions, please call 1-800-345-6611.


INVESTMENT MINIMUMS
--------------------------------------------------------------------------------

The minimum initial investment for Class T and G shares generally is $2,500. For individual retirement plans (including traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts) and non-omnibus group retirement accounts, the minimum initial investment is $1,000. For non-omnibus group retirement plans, the investment minimums are determined based on the plan's investment rather than the investment of its individual participants. For investors establishing an automatic investment plan, the minimum initial investment is $50. There is no minimum initial investment for omnibus accounts or wrap accounts.


---

Your Account




The minimum investment for additional purchases of Class T and Class G shares is $50 for all investors subject to a minimum initial investment.

The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


Class T and G shares are sold only to investors who received (and who have continuously held) Class T or G shares in connection with the merger of certain Galaxy Funds into various Columbia Funds (formerly named Liberty Funds).

Please see the Statement of Additional Information for more details on investment minimums.

SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge ("CDSC") when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be reduced or waived, as described below and in the Statement of Additional Information.

Class T shares Your purchases of Class T shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class T shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

 Class T Sales Charges

                                                             % of offering
                                       As a % of                 price
                                       the public   As a %    retained by
                                        offering   of your     financial
      Amount purchased                   price    investment    advisor
      Less than $50,000                   5.75       6.10        5.00
      --------------------------------------------------------------------
      $50,000 to less than $100,000       4.50       4.71        3.75
      --------------------------------------------------------------------
      $100,000 to less than $250,000      3.50       3.63        2.75
      --------------------------------------------------------------------
      $250,000 to less than $500,000      2.50       2.56        2.00
      --------------------------------------------------------------------
      $500,000 to less than $1,000,000    2.00       2.04        1.75
      --------------------------------------------------------------------
      $1,000,000 or more                  0.00       0.00        0.00


Class T shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class T share purchases that bring your account value above $1 million (but less than $50 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee-based program.


                                                                             ---

Your Account



For Class T share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

 Purchases Over $1 Million

      Amount purchased                                        Commission %
      Less than $3 million                                        1.00
      --------------------------------------------------------------------
      $3 million to less than $50 million                         0.50
      --------------------------------------------------------------------
      $50 million or more                                         0.25


In determining the commission payable to a financial advisor in the table above, the breakpoint discount policies described herein under "Reduced Sales Charges for Larger Investments" shall apply.


          ------------------------------------------------------------

          UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES
          Certain investments in Class T and G shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

Reduced Sales Charges for Larger Investments.

A. What are the principal ways to obtain a breakpoint discount?

There are two principal ways you may pay a lower sales charge (often referred to as "breakpoint discounts") when purchasing Class T shares of the Fund and other funds in the Columbia family of funds.


Rights of Accumulation The value of eligible accounts maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart on the previous page) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price.

Statement of Intent You also may pay a lower sales charge when purchasing Class T shares by signing a Statement of Intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the Statement of Intent within 13 months. As described in the chart on the previous page, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, the Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information.


B. What accounts are eligible for breakpoint discounts?

The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

   .  Individual accounts

   .  Joint accounts

===

Your Account



   .  Certain IRA accounts

   .  Certain trusts

   .  UTMA/UGMA accounts


For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father-in-law and mother-in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Columbia fund shares. An account is not eligible to the extent it holds an institutional class of shares of a Columbia money market fund or Class R shares of any Columbia fund. The value of your investment in a non-institutional class of a Columbia money market fund held in an eligible account may be aggregated with your investments in other funds in the Columbia family of funds to obtain a breakpoint discount through a Right of Accumulation. Non-institutional class investments in Columbia money market funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission.


C. How do I obtain a breakpoint discount?

The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's transfer agent, Columbia Management Services, Inc., you will need to provide the foregoing information to a Columbia Management Services, Inc. representative at the time you purchase shares.

D. How can I obtain more information about breakpoint discounts?


Certain investors, including affiliates of the Funds, broker/dealers and their affiliates, investors in wrap-fee programs, through fee-based advisers or certain retirement plans, certain shareholders of funds that were reorganized into the Fund as well as investors using the proceeds of redemptions of Fund shares or of certain Bank of America trust or similar accounts, may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. CDSCs may also be waived for redemptions under a systematic withdrawal program, in connection with the death or post-purchase disability of a shareholder, certain medical expenses, charitable gifts, involuntary and tax-related redemptions, or when the selling broker/dealer has agreed to waive or return its commission. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611.

Class G shares Your purchases of Class G shares are at Class G's net asset value. Purchases up to $50,000 are allowed in Class G shares assuming the combined value of the customer's total assets in the Columbia funds does not reach $50,000. Purchases in Class G shares that bring the combined value of a customer's total assets to $50,000 or above will be rejected. A customer's total assets may include accounts for immediate family members. Group plan accounts are valued at the plan level. Class G shares have no front-end sales charge, but


                                                                             ---

Your Account



they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission of 4.00% on sales of Class G shares.


 Class G Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                    Through first year              5.00
                 ---------------------------------------------
                    Through second year             4.00
                 ---------------------------------------------
                    Through third year              4.00
                 ---------------------------------------------
                    Through fourth year             4.00
                 ---------------------------------------------
                    Through fifth year              3.00
                 ---------------------------------------------
                    Through sixth year              2.00
                 ---------------------------------------------
                    Through seventh year            1.00
                 ---------------------------------------------
                    Longer than seven years         0.00


Automatic conversion to Class T shares occurs eight years after purchase. This conversion is not a taxable event.


Please see the Statement of Additional Information for the CDSCs and conversion schedules applicable to Class G shares received in exchange for Retail B Shares of the Galaxy Fund purchased or acquired prior to January 1, 2001.

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

You may exchange your Class T shares for Class A or Class T shares, and may exchange your Class G shares for Class B or Class G shares, of another fund distributed by Columbia Management Distributors, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Class A or Class B shares acquired upon exchange of Class T and Class G shares, respectively, may not be further exchanged back into Class T or Class G shares unless you continue to hold Class T or Class G Shares. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.

You also may exchange your shares through the internet. You will be required to accept the terms of an online agreement and to use a password in order to make internet exchanges. The transfer agent has procedures in place to authenticate electronic instructions given via the internet. For more information on internet transactions, or to sign up for internet transactions, please call 1-800-345-6611.


HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

---

Your Account



When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, when selling shares by letter of instruction, "good form" means
(i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) if applicable, you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 10 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.


 Outlined below are the various options for selling shares:


Method               Instructions
Through your         You may call your financial advisor to place your sell
financial advisor    order. To receive the current trading day's price, your
                     financial advisor must receive your request prior to the
                     close of regular trading on the NYSE, usually 4:00 p.m.
                     Eastern time. Your financial advisor may charge you fees
                     for executing a redemption for you.
---------------------------------------------------------------------------------
By exchange          You or your financial advisor may sell shares of the Fund
                     by exchanging from the Fund into the same share class (or
                     Class A and Class B shares, for Class T and Class G shares, respectively) of another fund distributed by Columbia
                     Management Distributors, Inc. at no additional cost. To
                     exchange by telephone, call 1-800-422-3737.
---------------------------------------------------------------------------------
By telephone         You or your financial advisor may sell shares of the Fund
                     by telephone and request that a check be sent to your
                     address of record by calling 1-800-422-3737, unless you
                     have notified the Fund of an address change within the
                     previous 30 days. The dollar limit for telephone sales is
                     $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-799-7526.
---------------------------------------------------------------------------------
By mail              You may send a signed letter of instruction or if
                     applicable, stock power form along with any share
                     certificates to be sold to the address below. In your
                     letter of instruction, note the Fund's name, share class,
                     account number, and the dollar value or number of shares
                     you wish to sell. All account owners must sign the letter.
                     Signatures must be guaranteed by either a bank, a member
                     firm of a national stock exchange or another eligible
                     guarantor that participates in the Medallion Signature
                     Guarantee Program for amounts over $100,000 or for
                     alternate payee or mailing instructions. Additional
                     documentation is required for sales by corporations,
                     agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.
                     Mail your letter of instruction to Columbia Management
                     Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
---------------------------------------------------------------------------------
By wire              You may sell Fund shares and request that the proceeds be
                     wired to your bank. You must set up this feature prior to
                     your request. Be sure to complete the appropriate section
                     of the account application for this feature. Generally, the value of your redemptions must be at least equal to $500 in order to have the sale proceeds wired to your bank. There
                     is a $7.50 charge for wiring sale proceeds to your bank.
                     (The transfer agent may waive this fee for omnibus and
                     nominee accounts.) Your bank may charge additional fees for such wire transfer.
---------------------------------------------------------------------------------
By systematic        You may automatically sell a specified dollar amount or
withdrawal plan      percentage of your account on a monthly, quarterly or
                     semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. The $5,000 minimum
                     account balance requirement has been waived for wrap
                     accounts. This feature is not available if you hold your
                     shares in certificate form. All dividend and capital gains distributions must be reinvested. Be sure to complete the
                     appropriate section of the account application for this
                     feature.
---------------------------------------------------------------------------------
By electronic        You may sell shares of the Fund and request that the
funds transfer       proceeds be electronically transferred to your bank.
                     Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                     request. Be sure to complete the appropriate section of the account application for this feature.
---------------------------------------------------------------------------------
Through the internet You may sell Fund shares through the internet. You will be required to accept the terms of an online agreement and to use a password in order to make internet redemptions. The
                     transfer agent has procedures in place to authenticate
                     electronic instructions given via the internet. For more
                     information on internet transactions, or to sign up for
                     internet transactions, please call 1-800-345-6611.


                                                                             ---

Your Account



FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.

The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.


The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.


For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.


The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.


---

Your Account




Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement plan service providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above. In particular, the Bank of America retirement plan service provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.


The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------

The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class G shares and certain services provided to you by your financial advisor. The annual fee for shareholder liaison services and administrative support may equal up to 0.50% for Class G shares. The annual distribution fee may equal up to 0.65% for Class G shares. The Fund does not intend to pay more than a total of 0.95% for Class G shares in distribution and shareholder service fees during the current fiscal year. The Fund has also adopted a plan that permits it to pay for certain services provided to Class T shareholders by their financial advisors. The annual service fee may equal up to 0.50% for Class T shares. The Fund does not intend to pay more than 0.30% for Class T shares in shareholder service fees during the current fiscal year. The foregoing fees are paid out of the assets of the relevant class. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class G shares automatically convert to Class T shares after eight years, eliminating a portion of these fees upon conversion.

Financial Intermediary Payments The Fund's distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Fund's distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the money market funds) on an annual basis for payments based on average net assets of the funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the funds (other than the money market funds) attributable to the financial intermediary. The Fund's distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.


                                                                             ---

Your Account




Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets for Class T and G shares in the program on an annual basis. As of September 1, 2005, the Fund's Board of Trustees has authorized the Fund to pay up to 0.11% of total Fund assets on an annual basis for providing investor services. The amounts in excess of that paid by the Fund will be borne by the Fund's distributor or its affiliates.

The Fund's distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Fund's distributor or its affiliates are paid out of the distributor's or its affiliates' own revenue and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Fund's distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Fund's distributor or its affiliates has agreed to make marketing support payments in the Fund's Statement of Additional Information, which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Fund's distributor and the distributor's affiliates and any services your financial intermediary provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
How the Fund's Share Price is Determined The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

---

Your Account




The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at "fair value," that value may be different from the last quoted market price for the security.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.


Automatic Sale of Your Shares The Fund will automatically sell your shares if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below $250. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. If your shares are sold, the transfer agent will remit the balance of your account to you. The transfer agent will send you written notification at least 30 days in advance of any such automatic sale, which will provide details on how you can add money to your account in order to avoid such automatic sale. Generally, you may avoid such automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345-6611 or contact your investment professional for more information. The automatic sale of shares of accounts valued at less than $250 will take place in the second quarter of each calendar year.

The Fund may also sell your shares if a financial institution or intermediary instructs the Fund to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the Investment Company Act of 1940 ("ICA").

Minimum Account Balance Fee Beginning in the second quarter of 2007, if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below the minimum initial investment applicable to you, your account will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. The Fund reserves the right to lower the account size trigger point for the minimum balance fee in any year for any class of shares when the Fund believes it is appropriate to do so in light of declines in the market value of Fund shares or sales loads applicable to a particular class of shares, or for other reasons. The transfer agent will reduce the expenses paid by your Fund for transfer agency services by the amount it collects from assessment of this fee. If your Fund has no transfer agency expenses against which to offset the amount collected through assessment of this fee, the transfer agent will pay such amount directly to your Fund. The transfer agent will send you written notification of the imposition of any such fee, which will provide details on how you can add money to your account in order to avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345-6611 or contact your investment professional for more information.

Exceptions to the Automatic Sale of Your Shares and the Minimum Account Balance Fee The automatic sale of shares of accounts valued at less than $250 and the minimum account balance fee described above do not apply to shareholders holding their shares through broker-dealer networked accounts, wrap fee and omnibus accounts, accounts with active automatic investment plans or payroll deduction plans, accounts that were created by the automatic conversion of Class B shares to Class A shares, accounts that were created by the automatic


                                                                             ---

Your Account



conversion of Class G shares to Class T shares and certain qualified retirement plans. The automatic sale of shares of accounts valued at less than $250 does not apply to individual retirement plans.


Share Certificates Share certificates are not available for any class of shares offered by the Fund.

Dividends, Distributions and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

   Dividends      Represents interest and dividends earned from securities
                  held by the Fund, net of expenses incurred by the Fund.
  ----------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.


          ------------------------------------------------------------

          UNDERSTANDING FUND DISTRIBUTIONS
          The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.


Distribution Options The Fund distributes any dividends quarterly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

 Distribution Options

    Reinvest all distributions in additional shares of your current fund
  ---------------------------------------------------------------------------
    Reinvest all distributions in shares of another fund
  ---------------------------------------------------------------------------
    Receive dividends in cash (see options below) and reinvest capital gains
  ---------------------------------------------------------------------------
    Receive all distributions in cash (with one of the following options):
  .  send the check to your address of record
  .  send the check to a third party address
  .  transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.


Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes.


The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.


---

Your Account




In general, any distributions of dividends, interest and short-term capital gains (determined by how long the Fund held the investments that generated them) are taxable as ordinary income. Properly designated distributions of long-term capital gains (determined by how long the Fund held the investments that generated them) are generally taxable as such, regardless of how long you have held your Fund shares. Long-term capital gain rates have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2011. For the taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.


Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws. Foreign persons should consult the Statement of Additional Information.


                                                                             ---

Managing the Fund
-------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Columbia Management Advisors, LLC ("Columbia Advisors"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Advisors is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.


On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before
September 30, 2005, Columbia Management was the investment advisor to the Fund. As a result of the merger, Columbia Advisors is now the investment advisor to the Fund.


For the 2006 fiscal year, aggregate advisory fees paid to Columbia Advisors by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors by the Fund, amounted to 0.70% of average daily net assets of the Fund. A discussion of the factors considered by the Fund's Board of Trustees in approving the Fund's investment advisory contract is included in the Fund's semi-annual report to shareholders for the six months ended March 31, 2006.



PORTFOLIO MANAGER
--------------------------------------------------------------------------------
Vikram J. Kuriyan, PhD, a portfolio manager of Columbia Advisors, is the manager for the Fund and has managed the Fund since June, 2005. Dr. Kuriyan has been associated with Columbia Advisors or its predecessors since January, 2000.

The Statement of Additional Information provides additional information about the manager's compensation, other accounts managed and ownership of securities in the Fund.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics


---

Managing the Fund



oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.


                                                                             ---

Managing the Fund




On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The settlement has not yet been finalized. Any settlement ultimately agreed by the parties will be subject to court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.



---

Financial Highlights
-------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last six fiscal periods, which run from October 1 to September 30, unless otherwise indicated. Certain information reflects financial results for a single Class T or G share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which, for the fiscal years ended September 30, 2006, September 30, 2005 and September 30, 2004, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for the period ended September 30, 2003 and the fiscal years ended October 31, 2002 and 2001 has been derived from the Fund's financial statements which have been audited by another independent registered public accounting firm, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report containing those financial statements by calling 1-800-426-3750.


 The Fund


                                                                                                          Period ended
                                                                        Year ended September 30,          September 30,
                                                                   2006           2005        2004/(a)/   2003/(b)(c)/
                                                                  Class T        Class T       Class T       Class T
                                                                -------      -------         --------     -------------
 Net asset value --
 Beginning of period ($)                                          14.60        12.72           11.00            9.58
--------------------------------------------------------------------------------------------------------------------------
 Income from Investment Operations:
   Net investment income (loss)                                    0.17/(d)/    0.17/(d)(e)/    0.16/(d)/       0.03/(d)/
   Net realized and unrealized gain (loss) on investments and
    futures contracts                                              2.18         1.86            1.76            1.39
--------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                 2.35         2.03            1.92            1.42
--------------------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders:
   From net investment income                                     (0.18)       (0.15)          (0.20)             --
   From net realized gains                                        (1.07)          --              --              --
--------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                    (1.25)       (0.15)          (0.20)             --
--------------------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                                15.70        14.60           12.72           11.00
--------------------------------------------------------------------------------------------------------------------------
  Total return (%)/(f)/                                           17.13/(g)/   16.06/(g)/      17.54           14.82/(h)/
--------------------------------------------------------------------------------------------------------------------------
 Ratio to Average Net Assets/
 Supplemental Data (%):
   Operating expenses/(i)/                                         1.26         1.28            1.38            1.50/(j)/
   Interest expense                                                  --/(k)/      --              --              --
   Total net expenses/(i)/                                         1.26         1.28            1.38            1.50/(j)/
   Net investment income (loss)/(i)/                               1.15         1.22            1.31            0.35/(j)/
   Waiver/reimbursement                                              --/(k)/    0.01              --              --
  Portfolio turnover rate (%)                                        81           94             101              50/(h)/
  Net assets, end of period (000's) ($)                         137,595      134,792         133,094         127,993


                                                                      Year ended
                                                                     October 31,
                                                                 2002        2001
                                                                Class T     Class T
                                                                -------  -------
 Net asset value --
 Beginning of period ($)                                          12.48    17.05
--------------------------------------------------------------------------------------
 Income from Investment Operations:
   Net investment income (loss)                                   (0.05)   (0.02)
   Net realized and unrealized gain (loss) on investments and
    futures contracts                                             (2.50)   (1.66)
--------------------------------------------------------------------------------------
  Total from Investment Operations                                (2.55)   (1.68)
--------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders:
   From net investment income                                        --       --
   From net realized gains                                        (0.35)   (2.89)
--------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                    (0.35)   (2.89)
--------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                                 9.58    12.48
--------------------------------------------------------------------------------------
  Total return (%)/(f)/                                          (21.31)  (10.27)/(g)/
--------------------------------------------------------------------------------------
 Ratio to Average Net Assets/
 Supplemental Data (%):
   Operating expenses/(i)/                                         1.41     1.39
   Interest expense                                                  --       --
   Total net expenses/(i)/                                         1.41     1.39
   Net investment income (loss)/(i)/                              (0.38)   (0.17)
   Waiver/reimbursement                                              --     0.01
  Portfolio turnover rate (%)                                        99      127
  Net assets, end of period (000's) ($)                         123,085  180,435


(a) On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.
(b) The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 25, 2002, the Galaxy Equity Value Fund, Retail A shares were redesignated Liberty Equity Value, Class T shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.
(i) The benefits derived from custody credits had an impact of less than 0.01%.
(j) Annualized.
(k) Rounds to less than 0.01%.


                                                                             ---

Financial Highlights



 The Fund


                                                                                       Period ended         Year ended
                                                       Year ended September 30,        September 30,       October 31,
                                                  2006          2005       2004/(a)/   2003/(b)(c)/     2002      2001
                                                 Class G       Class G      Class G       Class G      Class G   Class G
                                                -------     -------        --------    -------------   ------- -------
 Net asset value --
 Beginning of period ($)                         13.97       12.17          10.50           9.21        12.10   16.73
---------------------------------------------------------------------------------------------------------------------------
 Income from Investment Operations:
   Net investment income (loss)                   0.08/(d)/   0.08/(d)(e)/   0.08/(d)/     (0.04)/(d)/  (0.19)  (0.10)
   Net realized and unrealized gain (loss)
    on investments and futures contracts          2.06        1.78           1.67           1.33        (2.35)  (1.64)
---------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                2.14        1.86           1.75           1.29        (2.54)  (1.74)
---------------------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders:
   From net investment income                    (0.08)      (0.06)         (0.08)            --           --      --
   From net realized gains                       (1.07)         --             --             --        (0.35)  (2.89)
---------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders   (1.15)      (0.06)         (0.08)            --        (0.35)  (2.89)
---------------------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                               14.96       13.97          12.17          10.50         9.21   12.10
---------------------------------------------------------------------------------------------------------------------------
  Total return (%)/(f)/                          16.32/(g)/  15.35/(g)/     16.67          14.01/(h)/  (21.85) (11.00)/(g)/
---------------------------------------------------------------------------------------------------------------------------
 Ratio to Average Net Assets/
 Supplemental Data (%):
   Operating expenses/(i)/                        1.91        1.93           2.06           2.31/(j)/    2.18    2.13
   Interest expense                                 --/(k)/     --             --             --           --      --
   Total net expenses/(i)/                        1.91        1.93           2.06           2.31/(j)/    2.18    2.13
   Net investment income (loss)/(i)/              0.56        0.64           0.64          (0.47)/(j)/  (1.15)  (0.91)
   Waiver/reimbursement                             --/(k)/   0.01             --             --           --    0.02
  Portfolio turnover rate (%)                       81          94            101             50/(h)/      99     127
  Net assets, end of period (000's) ($)          2,147       4,326          7,502         11,074       16,791  25,776


(a) On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.
(b) The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 25, 2002, the Galaxy Equity Value Fund, Retail B shares were redesignated Liberty Equity Value Fund, Class G shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h) Not annualized.

(i) The benefits derived from custody credits had an impact of less than 0.01%.

(j) Annualized.

(k) Rounds to less than 0.01%


---

Appendix A
-------------------------------------------------------------------------------


Hypothetical Investment and Expense Information


The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class T and G shares of the Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested and that Class G shares convert to Class T shares after eight years. The annual expense ratios used for the Fund, which are the same as those stated in the Annual Fund Operating Expenses table, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The charts shown below reflect the maximum initial sales charge for Class T shares but do not reflect any contingent deferred sales charges which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.


 Class T Shares


        Maximum Sales Charge          Initial Hypothetical Investment Amount       Assumed Rate of Return
                5.75%                           $10,000.00                                   5%
                                                                              Hypothetical
                        Cumulative                        Cumulative            Year-End
                       Return Before     Annual          Return After         Balance After        Annual
Year                  Fees & Expenses Expense Ratio     Fees & Expenses      Fees & Expenses Fees & Expenses/(1)/
1                           5.00%         1.32%              -2.28%/(2)/        $9,771.84           $701.70
2                          10.25%         1.32%               1.31%            $10,131.44           $131.36
3                          15.76%         1.32%               5.04%            $10,504.28           $136.20
4                          21.55%         1.32%               8.91%            $10,890.84           $141.21
5                          27.63%         1.32%              12.92%            $11,291.62           $146.40
6                          34.01%         1.32%              17.07%            $11,707.15           $151.79
7                          40.71%         1.32%              21.38%            $12,137.98           $157.38
8                          47.75%         1.32%              25.85%            $12,584.65           $163.17
9                          55.13%         1.32%              30.48%            $13,047.77           $169.17
10                         62.89%         1.32%              35.28%            $13,527.93           $175.40
Total Gain After Fees
 and Expenses                                                                   $3,527.93
Total Annual Fees and
 Expenses                                                                                         $2,073.78


(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.
(2) Reflects deduction of the maximum initial sales charge.

                                                                             ---

Appendix A



 Class G Shares


        Maximum Sales Charge          Initial Hypothetical Investment Amount       Assumed Rate of Return
                0.00%                          $10,000.00                                    5%

                                                                              Hypothetical
                        Cumulative                         Cumulative           Year-End
                       Return Before     Annual           Return After        Balance After        Annual
Year                  Fees & Expenses Expense Ratio      Fees & Expenses     Fees & Expenses Fees & Expenses/(1)/
1                          5.00%          1.97%               3.03%            $10,303.00           $199.98
2                         10.25%          1.97%               6.15%            $10,615.18           $206.04
3                         15.76%          1.97%               9.37%            $10,936.82           $212.29
4                         21.55%          1.97%              12.68%            $11,268.21           $218.72
5                         27.63%          1.97%              16.10%            $11,609.63           $225.35
6                         34.01%          1.97%              19.61%            $11,961.41           $232.17
7                         40.71%          1.97%              23.24%            $12,323.84           $239.21
8                         47.75%          1.97%              26.97%            $12,697.25           $246.46
9                         55.13%          1.32%              31.65%            $13,164.51           $170.69
10                        62.89%          1.32%              36.49%            $13,648.96           $176.97
Total Gain After Fees
 and Expenses                                                                   $3,648.96
Total Annual Fees and
 Expenses                                                                                         $2,127.88


(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

---

Notes
-------------------------------------------------------------------------------

================================================================================

                                                                             ---

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.


You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's transfer agent or visiting the Fund's website at:

Columbia Management Services, Inc.
P. O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:


Columbia Funds Series Trust I: 811-04367


..  Columbia Disciplined Value Fund

--------------------------------------------------------------------------------


[LOGO]

       ColumbiaFunds

       A Member of Columbia Management Group

       (C)2007 Columbia Management Distributors, Inc.
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.columbiafunds.com


                                                             INT-36/116452-0207

Columbia Disciplined Value Fund         Prospectus, February 1, 2007
-------------------------------------------------------------------------------


Class Z Shares

Advised by Columbia Management Advisors, LLC

--------------------------------------------------------------------------------
TABLE OF CONTENTS


THE FUND                                  2
--------------------------------------------
Investment Goals........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  3
Portfolio Holdings Disclosure...........  4
Performance History.....................  5
Your Expenses...........................  6

YOUR ACCOUNT                              8
--------------------------------------------
How to Buy Shares.......................  8
Eligible Investors......................  8
Sales Charges........................... 10
How to Exchange Shares.................. 11
How to Sell Shares...................... 11
Fund Policy on Trading of Fund Shares... 12
Financial Intermediary Payments......... 14
Other Information About Your Account.... 15



MANAGING THE FUND                        18
--------------------------------------------
Investment Advisor...................... 18
Portfolio Manager....................... 18
Legal Proceedings....................... 18

FINANCIAL HIGHLIGHTS                     21
--------------------------------------------

APPENDIX A                               22
--------------------------------------------

Only eligible investors may purchase Class Z shares. See "Your Account -- Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Not FDIC  May Lose Value
       Insured   No Bank Guarantee

The Fund
-------------------------------------------------------------------------------

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks long-term capital appreciation. Income is secondary to the objective of capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, mainly common stocks that the Fund's investment advisor believes are undervalued. The Fund may invest in companies of all sizes, but invests most of its assets in companies that have a market capitalization of more than $1.5 billion.

The Fund will typically hold a selection of common stocks consisting of stocks included in the Russell 1000 Value Index ("Russell Index"). The advisor tries to maintain a portfolio that matches the risk characteristics of the Russell Index. The advisor will, from time to time, vary the number and percentages of the Fund's holdings to try to provide higher returns than the Russell Index and to reduce the risk of underperforming the index over time. The Fund generally holds fewer stocks than the index and may hold securities that are not in the index.

        ----------------------------------------------------------------
          Value stocks are stocks that appear to be underpriced based on measures such as lower price-to-earnings, price-to-book value and price-to-earnings growth ratios.
        ----------------------------------------------------------------

In selecting investments for the Fund, the advisor uses quantitative analysis to evaluate the attractiveness of each potential investment. The advisor may examine a wide variety of factors classified, for example, as value measures (forward price-to-earnings, trailing price-to-earnings, book value-to-price, price-to-cash flow, etc.), growth measures (earnings growth, revenue growth, etc.), price momentum and/or earnings momentum (earnings change, estimate revision, earnings surprise, etc.), among others.

The Fund seeks to hold a higher percentage of attractive investments than the index and a lesser percentage, or none, of less attractive investments. In all cases, investments are selected with the intention of increasing return relative to the Russell Index and/or reducing portfolio volatility relative to the Russell Index.

In addition, the advisor believes capital market inefficiencies may exist and may sometimes be exploited by using a variety of derivative instruments.


The advisor may sell a stock when it believes other stocks in the Russell Index are more attractive investments, when the stock is removed from the Russell Index, or for other reasons.

As part of its investment strategy, the Fund may buy and sell securities frequently. Such trading usually increases portfolio turnover rates, which usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Such trading may also result in higher brokerage commissions and other transaction costs and additional tax liability, which could reduce the Fund's returns.


At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goals.

---

The Fund




In seeking to achieve its investment goals, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goals or investment strategies.


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.


Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.


Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.



Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

                                                                             ---

The Fund





Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PORTFOLIO HOLDINGS DISCLOSURE
--------------------------------------------------------------------------------
A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio securities is available in the Fund's Statement of Additional Information. The Fund discloses its complete portfolio holdings as of a month-end on the Fund's website, www.columbiafunds.com, approximately 30 calendar days after such month-end. Additionally, the Fund discloses its largest 15 holdings, as a percent of market value of the Fund's portfolio, as of a month-end on the Fund's website, www.columbiafunds.com, approximately 15 calendar days after such month-end. Once posted, the above information will remain available on such website until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.


---

The Fund


PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class Z shares compare with those of broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.



       ------------------------------------------------------------------

         UNDERSTANDING PERFORMANCE
         Calendar Year Total Returns show the Fund's Class Z share performance for each of the last ten complete calendar years. They include the effects of Fund expenses.

         Average Annual Total Returns are a measure of the Fund's
         Class Z average performance over the past one-year, five-year and ten-year periods. They include the effects of Fund expenses.

         The Fund's returns are compared to the Russell Index, an unmanaged index that tracks the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. The Fund's returns are also compared to the average return of the funds included in the Lipper Multi-Cap Value Funds Category ("Lipper
         Average"), as calculated by Lipper, Inc. This category is composed of funds with investment objectives similar to those of the Fund. Sales charges are not reflected in the Lipper
         Average.
       ------------------------------------------------------------------


 Calendar Year Total Returns (Class Z)/(1)/


                                    [CHART]

  1997    1998    1999    2000   2001    2002     2003    2004    2005    2006
 ------  ------  ------  ------  -----  -------  ------  ------  ------  -----
 28.08%  24.15%   7.08%  -2.90%  5.34%  -29.51%  28.65%  13.61%  10.45%  22.87%


                     For the periods shown in bar chart:
                     Best quarter: 4th quarter 1998, +27.21%
                     Worst quarter: 3rd quarter 2002, -21.27%
(1) The calendar year total returns shown for Class Z shares include the returns of Trust Shares of the Galaxy Equity Value Fund (the Galaxy Fund), the predecessor to the Fund, for periods prior to November 25, 2002, the date on which Class Z shares were initially offered by the Fund.

                                                                             ---

The Fund



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


 Average Annual Total Returns -- for periods ended December 31, 2006



                                                               1 Year  5 Years     10 Years
Class Z (%)
  Return Before Taxes                                          22.87    6.93/(1)/   9.31/(1)/
  Return After Taxes on Distributions                          20.66    6.16/(1)/   7.39/(1)/
  Return After Taxes on Distributions and Sale of Fund Shares  16.83    5.83/(1)/   7.28/(1)/
---------------------------------------------------------------------------------------------
Russell Index (%)                                              22.25   10.86       11.00
---------------------------------------------------------------------------------------------
Lipper Average (%)                                             17.43    9.06        9.34


(1) The average annual total returns shown include returns of Trust Shares of the Galaxy Fund for periods prior to November 25, 2002, the date on which Class Z shares were initially offered by the Fund. Trust Shares of the Galaxy Fund were initially offered on September 1, 1998.


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


       ------------------------------------------------------------------

         UNDERSTANDING EXPENSES
         Annual Fund Operating Expenses are paid by the Fund. They include management and administration fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time to time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns.

         Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:
         .  $10,000 initial investment
         .  5% total return for each year
         .  Fund operating expenses remain the same
         .  Reinvestment of all dividends and distributions
       ------------------------------------------------------------------


---

The Fund




 Shareholder Fees/ /(paid directly from your investment)



  Maximum sales charge (load) on purchases (%)
  (as a percentage of the offering price)                               0.00
  ----------------------------------------------------------------------------
  Maximum deferred sales charge (load) on redemptions (%)
  (as a percentage of the lesser of purchase price or redemption price) 0.00
  ----------------------------------------------------------------------------
  Redemption fee (%)
  (as a percentage of amount redeemed, if applicable)                   /(1)/


(1) There is a $7.50 charge for wiring sale proceeds to your bank.


 Annual Fund Operating Expenses (deducted directly from Fund assets)


                 Management fee/(1)(2)/ (%)                0.77
                 ----------------------------------------------
                 Distribution and service (12b-1) fees (%) 0.00
                 ----------------------------------------------
                 Other expenses/(3)/ (%)                   0.25
                 ----------------------------------------------
                 Total annual fund operating expenses (%)  1.02

(1) The Fund pays a management fee of 0.70% and an administration fee of 0.07%.

(2) The Fund's investment advisor has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily net assets. The breakpoint schedule for the Fund is as follows: 0.70% for assets up to $500 million; 0.65% for assets in excess of $500 million and up to $1 billion; 0.60% for assets in excess of $1 billion and up to $1.5 billion; 0.55% for assets in excess of $1.5 billion and up to $3 billion; 0.53% for assets in excess of $3 billion and up to $6 billion; and 0.51% for assets in excess of $6 billion.
(3) Other expenses have been restated to reflect contractual changes to the fees paid by the Fund.


 Example Expenses (your actual costs may be higher or lower)


         1 Year                   3 Years                   5 Years                   10 Years
          $104                      $325                      $563                     $1,248

See Appendix A for additional hypothetical investment and expense information.

                                                                             ---

Your Account
-------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------
When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, "good form" may mean that you have properly placed your order with Columbia Management Services, Inc. or your financial advisor or the Fund's transfer agent has received your completed application, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

 Outlined below are the various options for buying shares:


Method             Instructions
Through your       Your financial advisor can help you establish your account financial advisor  and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                   your request prior to the close of regular trading on the
                   New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for
                   executing the purchase for you.
-------------------------------------------------------------------------------
By check           For new accounts, send a completed application and check
(new account)      made payable to the Fund to Columbia Management Services,
                   Inc., P.O. Box 8081, Boston, MA 02266-8081.
-------------------------------------------------------------------------------
By check           For existing accounts, fill out and return the additional
(existing account) investment stub included in your account statement, or send a letter of instruction including your Fund name and
                   account number with a check made payable to the Fund to
                   Columbia Management Services, Inc., P.O. Box 8081, Boston,
                   MA 02266-8081.
-------------------------------------------------------------------------------
By exchange        You or your financial advisor may acquire shares of the
                   Fund for your account by exchanging shares you own in a
                   different fund distributed by Columbia Management
                   Distributors, Inc. for shares of the same class of the Fund at no additional cost. To exchange by telephone, call
                   1-800-422-3737. Please see "How to Exchange Shares" for
                   more information.
-------------------------------------------------------------------------------
By wire            You may purchase shares of the Fund by wiring money from
                   your bank account to your Fund account. To wire funds to
                   your Fund account, call 1-800-422-3737 for wiring
                   instructions.
-------------------------------------------------------------------------------
By electronic      You may purchase shares of the Fund by electronically
funds transfer     transferring money from your bank account to your Fund
                   account by calling 1-800-422-3737. An electronic funds
                   transfer may take up to two business days to settle and
                   must be considered in "good form." You must set up this
                   feature prior to your telephone request. Be sure to
                   complete the appropriate section of the application for
                   this feature.
-------------------------------------------------------------------------------
Automatic          You may make monthly or quarterly investments automatically
investment plan    from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                   transfer. Be sure to complete the appropriate section of
                   the application for this feature.
-------------------------------------------------------------------------------
Automated dollar   You may purchase shares of the Fund for your account by
cost averaging     exchanging $100 or more each month from another fund for
                   shares of the same class of the Fund at no additional cost.
                   Exchanges will continue so long as your fund balance is
                   sufficient to complete the transfers. You may terminate
                   your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-345-6611. Be sure to complete the appropriate section of the account application for this feature.
-------------------------------------------------------------------------------
By dividend        You may automatically invest dividends distributed by
diversification    another fund into the same class of shares of the Fund at
                   no additional sales charge. To invest your dividends in the
                   Fund, call 1-800-345-6611.
-------------------------------------------------------------------------------
Through the        You may purchase Fund shares through the internet. You will
internet           be required to accept the terms of an online agreement and to use a password in order to make internet purchases. The transfer agent has procedures in place to authenticate
                   electronic instructions given via the internet. For more
                   information on internet transactions, or to sign up for
                   internet transactions, please call 1-800-345-6611.


ELIGIBLE INVESTORS
--------------------------------------------------------------------------------


Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. Please read the following section for a more detailed description of the eligibility requirements. The Eligible Investors described below are subject to different minimum initial investment requirements.


---

Your Account





Eligibility for certain waivers, exemptions or share classes by new or existing investors may not be readily available or accessible through all intermediaries or all types of accounts offered by a broker/dealer, bank, third-party administrator or other financial institution (each commonly referred to as an "intermediary"). Accessibility of these waivers through a particular intermediary may also change at any time. If you believe you are eligible to purchase shares under a specific exemption, but are not permitted by your intermediary to do so, please contact your intermediary. You may be asked to provide information, including account statements and other records, regarding your eligibility.

Eligible Investors and their applicable investment minimums are as follows:

No minimum initial investment


   . Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover;

   . Any omnibus group retirement plan for which an intermediary or other entity provides services and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the transfer agent; and

   . Health Savings Accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.

$1,000 minimum initial investment

   . Any individual retirement account of an Eligible Investor who would otherwise be subject to a $2,500 minimum initial investment or group retirement plan that is not held in an omnibus manner for which an intermediary or other entity provides services and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the transfer agent.

$2,500 minimum initial investment

   . Any client of Bank of America Corporation or a subsidiary purchasing shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary;

   . Any investor purchasing through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code;

   . Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of a fund distributed by Columbia Management Distributors, Inc. who holds Class Z shares; (ii) who held Primary A shares prior to August 22, 2005;
      (iii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iv) who purchased certain no-load shares of a fund merged with a fund distributed by Columbia Management Distributors, Inc.;


                                                                             ---

Your Account




   . Any trustee or director (or family member of a trustee or director) of any fund distributed by Columbia Management Distributors, Inc.;

   . Any employee (or family member of an employee) of Bank of America Corporation or a subsidiary;

   . Any investor participating in an account offered by an intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Fund's transfer agent (each investor purchasing through an intermediary must independently satisfy the $2,500 minimum investment requirement);

   . Any institutional investor which is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization; which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933; and

   . Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations purchasing shares for its own account, including Bank of America Corporation, its affiliates, or subsidiaries.

The Fund reserves the right to change the criteria for Eligible Investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan; however, each investment requires a $50 minimum purchase. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.



SALES CHARGES
--------------------------------------------------------------------------------
Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.


       ------------------------------------------------------------------

         CHOOSING A SHARE CLASS
         The Fund offers one class of shares in this prospectus --
         Class Z.

         The Fund also offers five additional classes of shares -- Class A, B, C, T and G shares are available through separate prospectuses. Each share class has its own sales charge and expense structure.

         Broker-dealers, investment advisers or financial planners selling mutual fund shares may offer their clients more than one class of shares in a fund with different pricing options. This allows you and your financial advisor to choose among different types of sales charges and different levels of ongoing operating expenses, depending on the investment programs your financial advisor offers. Investors should consider carefully any separate transactions and other fees charged by these programs in connection with investing in any available share class before selecting a share class.

         Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.
       ------------------------------------------------------------------


---

Your Account



HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

You may exchange your shares for Class Z or Class A (only if Class Z is not offered) shares of another fund distributed by Columbia Management Distributors, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling. Certain restrictions may apply to participants in Health Savings Accounts, including the limitation that participants may exchange their shares only for shares of other funds currently enrolled in the program offering the Health Savings Account.

You also may exchange your shares through the internet. You will be required to accept the terms of an online agreement and to use a password in order to make internet exchanges. The transfer agent has procedures in place to authenticate electronic instructions given via the internet. For more information on internet transactions, or to sign up for internet transactions, please call 1-800-345-6611.


HOW TO SELL SHARES
--------------------------------------------------------------------------------
You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, when selling shares by letter of instruction, "good form" means
(i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 10 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.


                                                                             ---

Your Account



 Outlined below are the various options for selling shares:


 Method            Instructions
 Through your      You may call your financial advisor to place your sell
 financial advisor order. To receive the current trading day's price, your financial advisor must receive your request prior to the
                   close of regular trading on the NYSE, usually 4:00 p.m.
                   Eastern time. Your financial advisor may charge you fees
                   for executing a redemption for you.
 ------------------------------------------------------------------------------
 By exchange       You or your financial advisor may sell shares of the Fund
                   by exchanging from the Fund into Class Z shares or Class A shares (only if Class Z is not offered) of another fund
                   distributed by Columbia Management Distributors, Inc. at no additional cost. To exchange by telephone, call
                   1-800-422-3737.
 ------------------------------------------------------------------------------
 By telephone      You or your financial advisor may sell shares of the Fund
                   by telephone and request that a check be sent to your
                   address of record by calling 1-800-422-3737, unless you
                   have notified the Fund of an address change within the
                   previous 30 days. The dollar limit for telephone sales is
                   $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts and Health Savings Accounts. For
                   details, call 1-800-799-7526.
 ------------------------------------------------------------------------------
 By mail           You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign
                   the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another
                   eligible guarantor that participates in the Medallion
                   Signature Guarantee Program for amounts over $100,000 or
                   for alternate payee or mailing instructions. Additional
                   documentation is required for sales by corporations,
                   agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.

                   Mail your letter of instruction to Columbia Management
                   Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
 ------------------------------------------------------------------------------
 By wire           You may sell shares of the Fund and request that the
                   proceeds be wired to your bank. You must set up this
                   feature prior to your request. Be sure to complete the
                   appropriate section of the account application for this
                   feature. Generally, the value of your redemptions must be
                   at least equal to $500 in order to have the sale proceeds
                   wired to your bank. There is a $7.50 charge for wiring sale proceeds to your bank. (The transfer agent may waive this
                   fee for omnibus and nominee accounts.) Your bank may charge additional fees for such wire transfer.
 ------------------------------------------------------------------------------
 By systematic     You may automatically sell a specified dollar amount or
 withdrawal plan   percentage of your account on a monthly, quarterly or
                   semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. The $5,000 minimum
                   account balance requirement has been waived for wrap
                   accounts. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 By electronic     You may sell shares of the Fund and request that the
 funds transfer    proceeds be electronically transferred to your bank.
                   Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                   request. Be sure to complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 Through the       You may sell Fund shares through the internet. You will be
 internet          required to accept the terms of an online agreement and to use a password in order to make internet redemptions. The
                   transfer agent has procedures in place to authenticate
                   electronic instructions given via the internet. For more
                   information on internet transactions, or to sign up for
                   internet transactions, please call 1-800-345-6611.


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.

The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if the Fund determines that any person, group or account has

---

Your Account


engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.


The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.


For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.


The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.

Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement plan service providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above. In particular, the Bank of America retirement plan service provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.


The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

                                                                             ---

Your Account




FINANCIAL INTERMEDIARY PAYMENTS
--------------------------------------------------------------------------------
The Fund's distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Fund's distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the money market funds) on an annual basis for payments based on average net assets of the funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the funds (other than the money market funds) attributable to the financial intermediary. The Fund's distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.40% of the total Fund assets for Class Z shares in the program on an annual basis. As of September 1, 2005, the Fund's Board of Trustees has authorized the Fund to pay up to 0.11% of total Fund assets on an annual basis for providing investor services. The amounts in excess of that paid by the Fund will be borne by the Fund's distributor or its affiliates.

The Fund's distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Fund's distributor or its affiliates are paid out of the distributor's or its affiliates' own revenue and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Fund's distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Fund's distributor or its affiliates has agreed to make marketing support payments in the Fund's Statement of Additional Information, which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Fund's distributor and the distributor's affiliates and any services your financial intermediary provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.


---

Your Account



OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
How the Fund's Share Price is Determined The price of the Fund's Class Z shares is based on their net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at "fair value," that value may be different from the last quoted market price for the security.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.


Automatic Sale of Your Shares The Fund will automatically sell your shares if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below $250. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. If your shares are sold, the transfer agent will remit the balance of your account to you. The transfer agent will send you written notification at least 30 days in advance of any such automatic sale, which will provide details on how you can add money to your account in order to avoid such automatic sale. Generally, you may avoid such automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345-6611 or contact your investment professional for more information. The automatic sale of shares of accounts valued at less than $250 will take place in the second quarter of each calendar year.

The Fund may also sell your shares if a financial institution or intermediary instructs the Fund to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the Investment Company Act of 1940 ("ICA").

Minimum Account Balance Fee Beginning in the second quarter of 2007, if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below the minimum initial investment applicable to you, your account will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Contingent deferred sales charges will not be applied to shares


                                                                             ---

Your Account



automatically sold by the Fund. The Fund reserves the right to lower the account size trigger point for the minimum balance fee in any year for any class of shares when the Fund believes it is appropriate to do so in light of declines in the market value of Fund shares or sales loads applicable to a particular class of shares, or for other reasons. The transfer agent will reduce the expenses paid by your Fund for transfer agency services by the amount it collects from assessment of this fee. If your Fund has no transfer agency expenses against which to offset the amount collected through assessment of this fee, the transfer agent will pay such amount directly to your Fund. The transfer agent will send you written notification of the imposition of any such fee, which will provide details on how you can add money to your account in order to avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345-6611 or contact your investment professional for more information.

Exceptions to the Automatic Sale of Your Shares and the Minimum Account Balance Fee The automatic sale of shares of accounts valued at less than $250 and the minimum account balance fee described above do not apply to shareholders holding their shares through broker-dealer networked accounts, wrap fee and omnibus accounts, accounts with active automatic investment plans or payroll deduction plans, accounts that were created by the automatic conversion of Class B shares to Class A shares, accounts that were created by the automatic conversion of Class G shares to Class T shares, and certain qualified retirement plans or Health Savings Accounts. The automatic sale of shares of accounts valued at less than $250 does not apply to individual retirement plans.


Share Certificates Share certificates are not available for Class Z shares.

Dividends, Distributions and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

   Dividends      Represents interest and dividends earned from securities
                  held by the Fund, net of expenses incurred by the Fund.
  ----------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.


       ------------------------------------------------------------------

         UNDERSTANDING FUND DISTRIBUTIONS
         The Fund may earn income from the securities it holds. The
         Fund also may realize capital gains or losses on sales of its securities. The Fund intends to distribute substantially all of its net investment income and capital gains to
         shareholders each year. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
       ------------------------------------------------------------------


Distribution Options The Fund distributes any dividends quarterly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

---

Your Account



 Distribution Options

    Reinvest all distributions in additional shares of your current fund
  ---------------------------------------------------------------------------
    Reinvest all distributions in shares of another fund
  ---------------------------------------------------------------------------
    Receive dividends in cash (see options below) and reinvest capital gains
  ---------------------------------------------------------------------------
    Receive all distributions in cash (with one of the following options):
  .  send the check to your address of record
  .  send the check to a third party address
  .  transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable all subsequent distributions will be reinvested in additional shares of the Fund.


Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account or a Health Savings Account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes.

The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.

In general, any distributions of dividends, interest and short-term capital gains (determined by how long the Fund held the investments that generated them) are taxable as ordinary income. Properly designated distributions of long-term capital gains (determined by how long the Fund held the investments that generated them) are generally taxable as such, regardless of how long you have held your Fund shares. Long-term capital gain rates have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2011. For the taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.


Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws. Foreign persons should consult the Statement of Additional Information.


                                                                             ---

Managing the Fund
-------------------------------------------------------------------------------


INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Columbia Management Advisors, LLC ("Columbia Advisors"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Advisors is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.


On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before
September 30, 2005, Columbia Management was the investment advisor to the Fund. As a result of the merger, Columbia Advisors is now the investment advisor to the Fund.


For the 2006 fiscal year, aggregate advisory fees paid to Columbia Advisors by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors by the Fund, amounted to 0.70% of average daily net assets of the Fund. A discussion of the factors considered by the Fund's Board of Trustees in approving the Fund's investment advisory contract is included in the Fund's semi-annual report to shareholders for the six months ended March 31, 2006.


PORTFOLIO MANAGER
--------------------------------------------------------------------------------
Vikram J. Kuriyan, PhD, a portfolio manager of Columbia Advisors, is the manager for the Fund and has managed the Fund since June, 2005. Dr. Kuriyan has been associated with Columbia Advisors or its predecessors since January, 2000.

The Statement of Additional Information provides additional information about the manager's compensation, other accounts managed and ownership of securities in the Fund.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics


---

Managing the Fund



oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the ''MDL''). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.


                                                                             ---

Managing the Fund




On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The settlement has not yet been finalized. Any settlement ultimately agreed by the parties will be subject to court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.










---

Financial Highlights
-------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's Class Z financial performance. Information is shown for the Fund's last six fiscal periods, which run from October 1 to September 30, unless otherwise indicated. Certain information reflects financial results for a single Class Z share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which, for the fiscal years ended September 30, 2006, September 30, 2005 and September 30, 2004, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for the period ended September 30, 2003 and the fiscal years ended October 31, 2002 and 2001 has been derived from the Fund's financial statements which have been audited by another independent registered public accounting firm, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report containing those financial statements by calling 1-800-426-3750.


 The Fund


                                              Year ended       Year ended        Year ended     Period ended
                                             September 30,    September 30,     September 30,   September 30,
                                                 2006             2005            2004/(a)/     2003/(b)(c)/
                                                Class Z          Class Z           Class Z         Class Z
                                             -------------   -------------      -------------   -------------
 Net asset value --
 Beginning of period ($)                          14.87           12.95              11.24            9.75
----------------------------------------------------------------------------------------------------------------
 Income from Investment Operations:
   Net investment income (loss)                    0.22/(d)/       0.21/(d)(e)/       0.20/(d)/       0.08/(d)/
   Net realized and unrealized gain (loss)
    on investments and futures contracts           2.22            1.91               1.79            1.41
----------------------------------------------------------------------------------------------------------------
Total from Investment Operations                   2.44            2.12               1.99            1.49
----------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders:
   From net investment income                     (0.22)          (0.20)             (0.28)             --
   From net realized gains                        (1.07)             --                 --              --
----------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to
   Shareholders                                   (1.29)          (0.20)             (0.28)             --
----------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                16.02           14.87              12.95           11.24
----------------------------------------------------------------------------------------------------------------
  Total return (%)/(f)/                           17.50/(g)/      16.43/(g)/         17.86           15.28/(h)/
----------------------------------------------------------------------------------------------------------------
 Ratio to Average Net Assets/
 Supplemental Data (%):
   Operating expenses/(i)/                         0.96            0.98               1.06            1.04/(j)/
   Interest expense                                  --/(k)/         --                 --              --
   Total net expenses/(i)/                         0.96            0.98               1.06            1.04/(j)/
   Net investment income/(i)/                      1.45            1.53               1.62            0.82/(j)/
   Waiver/reimbursement                              --/(k)/       0.01                 --              --
  Portfolio turnover rate (%)                        81              94                101              50/(h)/
  Net assets, end of period (000's) ($)         285,941         283,187            283,469         224,137



                                             Year ended October 31,
                                              2002        2001
                                             Class Z     Class Z
                                             -------     -------
 Net asset value --
 Beginning of period ($)                       12.65       17.17
-------------------------------------------------------------------
 Income from Investment Operations:
   Net investment income (loss)                (0.02)       0.02
   Net realized and unrealized gain (loss)
    on investments and futures contracts       (2.53)      (1.65)
-------------------------------------------------------------------
Total from Investment Operations               (2.55)      (1.63)
-------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders:
   From net investment income                     --          --
   From net realized gains                     (0.35)      (2.89)
-------------------------------------------------------------------
  Total Distributions Declared to
   Shareholders                                (0.35)      (2.89)
-------------------------------------------------------------------
 Net asset value --
 End of period ($)                              9.75       12.65
-------------------------------------------------------------------
  Total return (%)/(f)/                       (20.96)      (9.91)
-------------------------------------------------------------------
 Ratio to Average Net Assets/
 Supplemental Data (%):
   Operating expenses/(i)/                      0.98        1.00
   Interest expense                               --          --
   Total net expenses/(i)/                      0.98        1.00
   Net investment income/(i)/                   0.05        0.22
   Waiver/reimbursement                           --          --
  Portfolio turnover rate (%)                     99         127
  Net assets, end of period (000's) ($)      167,867     152,002


(a) On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.
(b) The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 25, 2002, the Galaxy Equity Value Fund, Trust shares were redesignated Liberty Equity Value Fund, Class Z shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f) Total return at net asset value assuming all distributions reinvested.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.
(i) The benefits derived from custody credits had an impact of less than 0.01%.
(j) Annualized.
(k) Rounds to less than 0.01%.


                                                                             ---

Appendix A
-------------------------------------------------------------------------------

Hypothetical Investment and Expense Information
--------------------------------------------------------------------------------
The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class Z shares of the Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the Fund, which is the same as that stated in the Annual Fund
Operating Expenses table, is presented in the chart, and is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower.

Class Z Shares

Maximum Sales Charge Initial Hypothetical Investment Amount Assumed Rate of Return
       0.00%                       $10,000.00                         5%


                                                        Hypothetical
     Cumulative Return               Cumulative Return    Year-End
       Before Fees &      Annual       After Fees &     Balance After  Annual Fees &
Year     Expenses      Expense Ratio     Expenses      Fees & Expenses Expenses/(1)/

  1         5.00%          1.02%            3.98%        $10,398.00        $104.03
  2        10.25%          1.02%            8.12%        $10,811.84        $108.17
  3        15.76%          1.02%           12.42%        $11,242.15        $112.48
  4        21.55%          1.02%           16.90%        $11,689.59        $116.95
  5        27.63%          1.02%           21.55%        $12,154.83        $121.61
  6        34.01%          1.02%           26.39%        $12,638.60        $126.45
  7        40.71%          1.02%           31.42%        $13,141.61        $131.48
  8        47.75%          1.02%           36.65%        $13,664.65        $136.71
  9        55.13%          1.02%           42.09%        $14,208.50        $142.15
 10        62.89%          1.02%           47.74%        $14,774.00        $147.81

Total Gain After Fees and Expenses                        $4,774.00
Total Annual Fees and Expenses                                           $1,247.84


(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

---

Notes
-------------------------------------------------------------------------------

================================================================================

                                                                             ---

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.


You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's transfer agent or visiting the Fund's website at:

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:


Columbia Funds Series Trust I: 811-4367


..  Columbia Disciplined Value Fund

--------------------------------------------------------------------------------


[LOGO]

       ColumbiaFunds

       A Member of Columbia Management Group

       (C)2007 Columbia Management Distributors, Inc.
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.columbiafunds.com

                                                             INT-36/116453-0207

Columbia Dividend Income Fund           Prospectus, February 1, 2007
-------------------------------------------------------------------------------


Class A, B and C Shares

Advised by Columbia Management Advisors, LLC

--------------------------------------------------------------------------------
TABLE OF CONTENTS


THE FUND                                  2
--------------------------------------------
Investment Goal.........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  2
Portfolio Holdings Disclosure...........  4
Performance History.....................  4
Your Expenses...........................  7

YOUR ACCOUNT                              9
--------------------------------------------
How to Buy Shares.......................  9
Investment Minimums..................... 10
Sales Charges........................... 10
How to Exchange Shares.................. 14
How to Sell Shares...................... 14
Fund Policy on Trading of Fund Shares... 15
Distribution and Service Fees........... 17
Other Information About Your Account.... 18



MANAGING THE FUND                        22
--------------------------------------------
Investment Advisor...................... 22
Portfolio Managers...................... 22
Legal Proceedings....................... 22

FINANCIAL HIGHLIGHTS                     25
--------------------------------------------

APPENDIX A                               28
--------------------------------------------

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Not FDIC Insured May Lose Value
               No Bank Guarantee

The Fund
-------------------------------------------------------------------------------


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of income-producing (dividend-paying) equity securities, which will consist primarily of common stocks but may also include preferred stocks and convertible securities. The Fund's investment advisor looks for investments that it believes offer prospects for dividend growth and capital appreciation.

The Fund generally will emphasize value stocks, but may purchase growth securities when such securities pay dividends or the advisor believes such securities have particularly good prospects for capital appreciation. In addition to equity securities, the Fund may also invest up to 20% of its net assets in debt securities, including lower-quality debt securities. The Fund may invest up to 20% of its net assets in securities of foreign issuers.

          Value stocks are stocks that appear to be underpriced based on measures such as lower price-to-earnings, price-to-book value and price-to-earnings growth ratios.

          Growth stocks generally offer the potential for strong revenue and earnings, and accompanying capital growth, with less dividend income than value stocks.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values

---

The Fund


of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds, municipal bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Medium-quality debt securities. Medium-quality debt securities, although considered investment grade, may have some speculative characteristics.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more

                                                                             ---

The Fund


limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PORTFOLIO HOLDINGS DISCLOSURE
--------------------------------------------------------------------------------
A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio securities is available in the Fund's Statement of Additional Information. The Fund discloses its complete portfolio holdings as of a month-end on the Fund's website, www.columbiafunds.com, approximately 30 calendar days after such month-end. Additionally, the Fund discloses its largest 15 holdings, as a percent of market value of the Fund's portfolio, as of a month-end on the Fund's website, www.columbiafunds.com, approximately 15 calendar days after such month-end. Once posted, the above information will remain available on such website until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares, excluding sales charges. The performance table following the bar chart shows how the Fund's average annual total returns for Class A, B and C shares, including sales charges, compare with those of a broad measure of market performance for one year, five years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

          ------------------------------------------------------------

          UNDERSTANDING PERFORMANCE
          Calendar Year Total Returns show the Fund's Class A share performance for each complete calendar year since the Fund commenced operations. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

          Average Annual Total Returns are a measure of the Fund's average performance, over the past one-year, five-year and life of the Fund periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges.

          The Fund's returns are compared to the Russell 1000 Value Index, an unmanaged index that tracks the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

---

The Fund



 Calendar Year Total Returns (Class A)/(1)/


                                    [CHART]

 1999    2000   2001    2002     2003    2004    2005    2006
------  ------  -----  -------  ------  ------  ------  ------
 0.05%  22.22%  8.00%  -20.64%  21.10%  14.57%   6.36%  19.77%




                      For the periods shown in bar chart:
                      Best quarter: 2nd quarter 2003, +18.41%
                      Worst quarter: 3rd quarter 2002, -19.80%

(1) The calendar year total returns shown are for Class A shares and include the returns of the Fund's Class T shares, which include the returns of Retail A Shares of the Galaxy Strategic Equity Fund (the Galaxy Fund), the predecessor to the Fund, for periods prior to November 25, 2002. Class T shares are not offered in this prospectus. Class A shares would have had substantially similar annual returns because they are invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class A shares exceed expenses paid by Class T shares. On October 27, 2003, the investment policies of the Fund (formerly known as Columbia Strategic Equity Fund) were modified. As a result, the Fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.


                                                                             ---

The Fund



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


 Average Annual Total Returns -- for periods ended December 31, 2006/(1)/



                                                                              Life of
                                                               1 year 5 years the Fund
Class A (%)
  Return Before Taxes                                          12.90    5.74    6.83
  Return After Taxes on Distributions                          12.42    5.45    5.84
  Return After Taxes on Distributions and Sale Fund Shares      8.97    4.88    5.36
-----------------------------------------------------------------------------------------
Class B (%)
  Return Before Taxes                                          13.96    5.90    6.83
  Return After Taxes on Distributions                          13.57    5.73    5.95
  Return After Taxes on Distributions and Sale of Fund Shares   9.55    5.07    5.43
-----------------------------------------------------------------------------------------
Class C (%)
  Return Before Taxes                                          17.97    6.20    6.82
  Return After Taxes on Distributions                          17.58    6.04    5.94
  Return After Taxes on Distributions and Sale of Fund Shares  12.16    5.33    5.42
-----------------------------------------------------------------------------------------
Russell 1000 Value Index (%)                                   22.25   10.86    8.09/(2)/

(1) Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of the Fund's Class T shares (for Class A) and Class G shares (for Class B and Class C) for periods prior to November 25, 2002, the date on which Class A, B and C shares were initially offered by the Fund. The returns shown for Class T and G shares include the returns of Retail A Shares (for Class T) and Retail B Shares (for Class G) of the Galaxy Fund for periods prior to November 25, 2002, the date on which Class T and G shares were initially offered by the Fund. The returns have not been restated to reflect any differences in expenses between the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Retail A Shares and Retail B Shares of the Galaxy Fund were initially offered on March 4, 1998. On October 27, 2003, the investment policies of the Fund (formerly known as Columbia Strategic Equity Fund) were modified. As a result, the Fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.
(2) Performance information is from March 4, 1998.

---

The Fund



YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


          ------------------------------------------------------------

          UNDERSTANDING EXPENSES
          Sales Charges are paid directly by shareholders to Columbia Management Distributors, Inc., the Fund's distributor.

          Annual Fund Operating Expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns.

          Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. Except as noted, the table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:
          .  $10,000 initial investment
          .  5% total return for each year
          .  Fund operating expenses remain the same
          .  Reinvestment of all dividends and distributions
          . Class B shares convert to Class A shares after eight years



 Shareholder Fees (paid directly from your investment)



                                                                       Class A    Class B Class C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                 5.75        0.00    0.00
-------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)   1.00/(1)/   5.00    1.00
-------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                      /(2)/     /(2)/   /(2)/


(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase.
(2) There is a $7.50 charge for wiring sale proceeds to your bank.


                                                                             ---

The Fund



 Annual Fund Operating Expenses (deducted directly from Fund assets)


                                                Class A    Class B Class C
     Management fees/(1)(2) /(%)                 0.77        0.77    0.77
     ---------------------------------------------------------------------
     Distribution and service (12b-1) fees (%)   0.25/(3)/   1.00    1.00
     ---------------------------------------------------------------------
     Other expenses (%)                          0.14        0.14    0.14
     ---------------------------------------------------------------------
     Total annual fund operating expenses (%)    1.16        1.91    1.91
     ---------------------------------------------------------------------
     Expense reimbursement/(4)/ (%)             -0.11       -0.11   -0.11
     ---------------------------------------------------------------------
     Net expenses/(4)/ (%)                       1.05        1.80    1.80

(1) The Fund pays a management fee of 0.70% and an administrative fee of 0.07%.

(2) The Fund's investment advisor has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily net assets. The current breakpoint schedule for the Fund is as follows: 0.70% for assets up to $500 million; 0.65% for assets in excess of $500 million and up to $1 billion; 0.60% for assets in excess of $1 billion and up to $1.5 billion; 0.55% for assets in excess of $1.5 billion and up to $3 billion; 0.53% for assets in excess of $3 billion and up to $6 billion; and 0.51% for assets in excess of $6 billion.
(3) The Fund may pay distribution and service (12b-1) fees up to a maximum of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but will limit such fees to an aggregate of not more than 0.25% for Class A shares during the current fiscal year.
(4) The Fund's investment advisor has contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) do not exceed 0.80% annually through January 31, 2008.


 Example Expenses (your actual costs may be higher or lower)


       Class                             1 Year 3 Years 5 Years 10 Years
       Class A                            $676   $912   $1,167   $1,894
       -----------------------------------------------------------------
       Class B: did not sell your shares  $183   $589   $1,021   $2,029
                sold all your shares at
                the end of the period     $683   $889   $1,221   $2,029
       -----------------------------------------------------------------
       Class C: did not sell your shares  $183   $589   $1,021   $2,224
                sold all your shares at
                the end of the period     $283   $589   $1,021   $2,224


See Appendix A for additional hypothetical investment and expense information.

---

Your Account
-------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that the Fund's transfer agent has all information and documents it deems necessary to effect your order. For example, "good form" may mean that you have properly placed your order with your financial advisor or the Fund's transfer agent has received your completed application, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.


 Outlined below are the various options for buying shares:


Method             Instructions
Through your       Your financial advisor can help you establish your account financial advisor  and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                   your request prior to the close of regular trading on the
                   New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for
                   executing the purchase for you.
-------------------------------------------------------------------------------
By check           For new accounts send a completed application and check
(new account)      made payable to the Fund to Columbia Management Services,
                   Inc., P.O. Box 8081, Boston, MA 02266-8081.
-------------------------------------------------------------------------------
By check           For existing accounts fill out and return the additional
(existing account) investment stub included in your account statement, or send a letter of instruction including your Fund name and
                   account number with a check made payable to the Fund and
                   mailed to Columbia Management Services, Inc., P.O. Box
                   8081, Boston, MA 02266-8081.
-------------------------------------------------------------------------------
By exchange        You or your financial advisor may acquire shares of the
                   Fund for your account by exchanging shares you own in a
                   different fund distributed by Columbia Management
                   Distributors, Inc. for shares of the same class (and, in
                   some cases, certain other classes) of the Fund at no
                   additional cost. An exchange to another fund may incur a
                   sales charge if the original purchase was not assessed a
                   sales charge. To exchange by telephone, call 1-800-422-3737.
-------------------------------------------------------------------------------
By wire            You may purchase shares of the Fund by wiring money from
                   your bank account to your Fund account. To wire funds to
                   your Fund account, call 1-800-422-3737 for wiring
                   instructions.
-------------------------------------------------------------------------------
By electronic      You may purchase shares of the Fund by electronically
funds transfer     transferring money from your bank account to your Fund
                   account by calling 1-800-422-3737. An electronic funds
                   transfer may take up to two business days to settle and
                   must be considered in "good form." You must set up this
                   feature prior to your telephone request. Be sure to
                   complete the appropriate section of the application for
                   this feature.
-------------------------------------------------------------------------------
Automatic          You may make monthly or quarterly investments automatically
investment plan    from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                   transfer. Be sure to complete the appropriate section of
                   the application for this feature.
-------------------------------------------------------------------------------
Automated dollar   You may purchase shares of the Fund for your account by
cost averaging     exchanging $100 or more each month from another fund for
                   shares of the same class of the Fund at no additional cost.
                   Exchanges will continue so long as your fund balance is
                   sufficient to complete the transfers. You may terminate
                   your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-345-6611. There may
                   be an additional sales charge if exchanging from a money
                   market fund. Be sure to complete the appropriate section of the account application for this feature.
-------------------------------------------------------------------------------
By dividend        You may automatically invest dividends distributed by
diversification    another fund into the same class of shares (and, in some
                   cases, certain other classes) of the Fund at no additional sales charge. There may be an additional sales charge if
                   automatically investing dividends from a money market fund.
                   To invest your dividends in the Fund, call 1-800-345-6611.
-------------------------------------------------------------------------------
Through the        You may purchase Fund shares through the internet. You will
internet           be required to accept the terms of an online agreement and to use a password in order to make internet purchases. The transfer agent has procedures in place to authenticate
                   electronic instructions given via the internet. For more
                   information on internet transactions, or to sign up for
                   internet transactions, please call 1-800-345-6611.


                                                                             ---

Your Account



INVESTMENT MINIMUMS
--------------------------------------------------------------------------------

The minimum initial investment for Class A, Class B and Class C shares generally is $2,500. For individual retirement plans (including traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts) and non-omnibus group retirement accounts, the minimum initial investment is $1,000. For non-omnibus group retirement plans, the initial investment minimums are determined based on the plan's investment rather than the investment of its individual participants. For investors establishing an automatic investment plan, the minimum initial investment is $50. There is no minimum initial investment for omnibus accounts, wrap accounts or Health Savings Accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.

The minimum investment for additional purchases of Class A, Class B, and Class C shares is $50 for all investors subject to a minimum initial investment.

The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


Please see the Statement of Additional Information for more details on investment minimums.

SALES CHARGES
--------------------------------------------------------------------------------

You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge ("CDSC") when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be reduced or waived, as described below and in the Statement of Additional Information. The Board of Trustees has waived sales charges for Health Savings Accounts.


          ------------------------------------------------------------

          CHOOSING A SHARE CLASS
          The Fund offers three classes of shares in this prospectus -- Class A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Purchases of $50,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.

          The Fund also offers three additional classes of shares -- Classes T, G and Z shares, exclusively to certain institutional and other investors. Class T and G and Class Z shares are available through separate prospectuses provided to eligible institutional and other investors.

---

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Class A shares Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge.
A portion of the sales charge is paid as a commission to your financial advisor on your purchase of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.


 Class A Sales Charges

                                                             % of offering
                                       As a % of                 price
                                       the public   As a %    retained by
                                        offering   of your     financial
      Amount purchased                   price    investment    advisor
      Less than $50,000                   5.75       6.10        5.00
      --------------------------------------------------------------------
      $50,000 to less than $100,000       4.50       4.71        3.75
      --------------------------------------------------------------------
      $100,000 to less than $250,000      3.50       3.63        2.75
      --------------------------------------------------------------------
      $250,000 to less than $500,000      2.50       2.56        2.00
      --------------------------------------------------------------------
      $500,000 to less than $1,000,000    2.00       2.04        1.75
      --------------------------------------------------------------------
      $1,000,000 or more                  0.00       0.00        0.00


Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $50 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee-based program or to Health Savings Accounts.


For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

 Purchases Over $ 1 Million


                Amount purchased                    Commission %
                $1 million to less than $3 million      1.00
                ------------------------------------------------
                $3 million to less than $50 million     0.50
                ------------------------------------------------
                $50 million or more                     0.25



For certain group retirement plans, financial advisors are eligible to receive a 1.00% commission from the distributor on purchases, including those in amounts less than $1 million, that are coded as commission eligible trades.

In determining the commission payable to a financial adviser in the table above, the breakpoint discount policies described herein under "Reduced Sales Charges for Larger Investments" shall apply.


                                                                             ---

Your Account






          ------------------------------------------------------------

          UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES
          Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.


Reduced Sales Charges for Larger Investments.

  A. What are the principal ways to obtain a breakpoint discount?

There are two principal ways you may pay a lower sales charge (often referred to as "breakpoint discounts") when purchasing Class A shares of the Fund and other funds in the Columbia family of funds.


Rights of Accumulation The value of eligible accounts maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart on the previous page) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price.


Statement of Intent You also may pay a lower sales charge when purchasing Class A shares by signing a Statement of Intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the Statement of Intent within 13 months. As described in the chart on the previous page, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, the Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information.

  B. What accounts are eligible for breakpoint discounts?

The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

   .  Individual accounts

   .  Joint accounts

   .  Certain IRA accounts

   .  Certain trusts

   .  UTMA/UGMA accounts


For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father-in-law and mother-in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Columbia fund shares. An account is not eligible to the extent it holds an institutional class of shares of a Columbia money market fund or Class R shares of any Columbia fund. The value of your investment in a non-institutional class of a Columbia money market fund held in an eligible account may be aggregated with your investments in other funds in the Columbia family of funds to obtain a breakpoint discount through a Right of Accumulation. Non-


---

Your Account



institutional class investments in Columbia money market funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission.


  C. How do I obtain a breakpoint discount?

The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's transfer agent, Columbia Management Services, Inc., you will need to provide the foregoing information to a Columbia Management Services, Inc. representative at the time you purchase shares.

  D. How can I obtain more information about breakpoint discounts?


Certain investors, including affiliates of the Funds, broker/dealers and their affiliates, investors in wrap-fee programs, through fee-based advisers or certain retirement plans, certain shareholders of funds that were reorganized into the Fund as well as investors using the proceeds of redemptions of Fund shares or of certain Bank of America trust or similar accounts, may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. CDSCs may also be waived for redemptions under a systematic withdrawal program, in connection with the death or post-purchase disability of a shareholder, certain medical expenses, charitable gifts, involuntary and tax-related redemptions, or when the selling broker/dealer has agreed to waive or return its commission. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611.

Class B shares Your purchases of Class B shares are made at Class B's net asset value. Purchases up to $50,000 are allowed in Class B shares assuming the combined value of the customer's total assets in the Columbia funds does not reach $50,000. Purchases in Class B shares that bring the combined value of a customer's total assets to $50,000 or above will be rejected. A customer's total assets may include accounts for immediate family members. Group plan accounts are valued at the plan level. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission of 4.00% on sales of Class B shares.


 Class B Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                     Through first year             5.00
                 ---------------------------------------------
                     Through second year            4.00
                 ---------------------------------------------
                     Through third year             3.00
                 ---------------------------------------------
                     Through fourth year            3.00
                 ---------------------------------------------
                     Through fifth year             2.00
                 ---------------------------------------------
                     Through sixth year             1.00
                 ---------------------------------------------
                     Longer than six years          0.00



Automatic conversion to Class A shares occurs eight years after purchase.

                                                                             ---

Your Account




Class C shares Your purchases of Class C shares are made at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding the shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor an up-front commission of 1.00% on sales of Class C shares.


 Class C Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                     Through first year             1.00
                 ---------------------------------------------
                     Longer than one year           0.00

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another fund distributed by Columbia
Management Distributors, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policies. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.


Certain restrictions or exchanges may apply to participants in Health Savings Accounts, including the limitation that participants may exchange their shares only for shares of other funds currently enrolled in the program offering the Health Savings Account.

You also may exchange your shares through the internet. You will be required to accept the terms of an online agreement and to use a password in order to make internet exchanges. The transfer agent has procedures in place to authenticate electronic instructions given via the internet. For more information on internet transactions, or to sign up for internet transactions, please call 1-800-345-6611.


HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, when selling shares by letter of instruction, "good form" means
(i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) if applicable, you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

---

Your Account




The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 10 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.


 Outlined below are the various options for selling shares:


 Method            Instructions
 Through your      You may call your financial advisor to place your sell
 financial advisor order. To receive the current trading day's price, your financial advisor must receive your request prior to the
                   close of regular trading on the NYSE, usually 4:00 p.m.
                   Eastern time. Your financial advisor may charge you fees
                   for executing a redemption for you.
 ------------------------------------------------------------------------------
 By exchange       You or your financial advisor may sell shares of the Fund
                   by exchanging from the Fund into the same share class (and, in some cases, certain other classes) of another fund
                   distributed by Columbia Management Distributors, Inc. at no additional cost. To exchange by telephone, call
                   1-800-422-3737.
 ------------------------------------------------------------------------------
 By telephone      You or your financial advisor may sell shares of the Fund
                   by telephone and request that a check be sent to your
                   address of record by calling 1-800-422-3737, unless you
                   have notified the Fund of an address change within the
                   previous 30 days. The dollar limit for telephone sales is
                   $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts and Health Savings Accounts. For
                   details, call 1-800-799-7526.
 ------------------------------------------------------------------------------
 By mail           You may send a signed letter of instruction or, if
                   applicable, stock power form along with any share
                   certificates to be sold to the address below. In your
                   letter of instruction, note the Fund's name, share class,
                   account number, and the dollar value or number of shares
                   you wish to sell. All account owners must sign the letter.
                   Signatures must be guaranteed by either a bank, a member
                   firm of a national stock exchange or another eligible
                   guarantor that participates in the Medallion Signature
                   Guarantee Program for amounts over $100,000 or for
                   alternate payee or mailing instructions. Additional
                   documentation is required for sales by corporations,
                   agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call
                   1-800-345-6611. Mail your letter of instruction to Columbia
                   Management Services, Inc., P.O. Box 8081, Boston, MA
                   02266-8081.
 ------------------------------------------------------------------------------
 By wire           You may sell Fund shares and request that the proceeds be
                   wired to your bank. You must set up this feature prior to
                   your request. Be sure to complete the appropriate section
                   of the account application for this feature. Generally, the value of your redemption must be at least equal to $500 in order to have the sale proceeds wired to your bank. There
                   is a $7.50 charge for wiring sale proceeds to your bank.
                   (The transfer agent may waive this fee for omnibus and
                   nominee accounts.) Your bank may charge additional fees for such wire transfer.
 ------------------------------------------------------------------------------
 By systematic     You may automatically sell a specified dollar amount or
 withdrawal plan   percentage of your account on a monthly, quarterly or
                   semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. The $5,000 minimum
                   account balance requirement is waived for wrap accounts.
                   This feature is not available if you hold your shares in
                   certificate form. All dividend and capital gains
                   distributions must be reinvested. Be sure to complete the
                   appropriate section of the account application for this
                   feature.
 ------------------------------------------------------------------------------
 By electronic     You may sell shares of the Fund and request that the
 funds transfer    proceeds be electronically transferred to your bank.
                   Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                   request. Be sure to complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 Through the       You may sell Fund shares through the internet. You will be
 internet          required to accept the terms of an online agreement and to use a password in order to make internet redemptions. The
                   transfer agent has procedures in place to authenticate
                   electronic instructions given via the internet. For more
                   information on internet transactions, or to sign up for
                   internet transactions, please call 1-800-345-6611.


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading

                                                                             ---

Your Account



activity is referred to herein as "market timing." The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.


The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.


The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.

Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement plan service providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above. In particular,


---

Your Account



the Bank of America retirement plan service providers permit the reinstatement of future purchase orders for shares of the Fund following various suspension periods.


The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
Rule 12b-1 Plan The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A, B, and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.10% for Class A shares and 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. The Fund's Board of Trustees currently limits total payments under the Rule 12b-1 plan for Class A shares to 0.25% annually. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after eight years, eliminating a portion of the distribution fee upon conversion.


Financial Intermediary Payments The Fund's distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Fund's distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the money market funds) on an annual basis for payments based on average net assets of the funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the funds (other than the money market funds) attributable to the financial intermediary. The Fund's distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund


                                                                             ---

Your Account



assets for Class A, B and C shares in the program on an annual basis. As of September 1, 2005, the Fund's Board of Trustees has authorized the Fund to pay up to 0.11% of total Fund assets on an annual basis for providing investor services. The amounts in excess of that paid by the Fund will be borne by the Fund's distributor or its affiliates.

The Fund's distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Fund's distributor or its affiliates are paid out of the distributor's or its affiliates' own revenue and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Fund's distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Fund's distributor or its affiliates has agreed to make marketing support payments in the Fund's Statement of Additional Information, which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Fund's distributor and the distributor's affiliates and any services your financial intermediary provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
How the Fund's Share Price is Determined The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at "fair value," that value may be different from the last quoted market price for the security.


---

Your Account



You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.


Automatic Sale of Your Shares The Fund will automatically sell your shares if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below $250. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. If your shares are sold, the transfer agent will remit the balance of your account to you. The transfer agent will send you written notification at least 30 days in advance of any such automatic sale, which will provide details on how you can add money to your account in order to avoid such automatic sale. Generally, you may avoid such automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345-6611 or contact your investment professional for more information. The automatic sale of shares of accounts valued at less than $250 will take place in the second quarter of each calendar year.

The Fund may also sell your shares if a financial institution or intermediary instructs the Fund to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the Investment Company Act of 1940 ("ICA").

Minimum Account Balance Fee Beginning in the second quarter of 2007, if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below the minimum initial investment applicable to you, your account will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. The Fund reserves the right to lower the account size trigger point for the minimum balance fee in any year for any class of shares when the Fund believes it is appropriate to do so in light of declines in the market value of Fund shares or sales loads applicable to a particular class of shares, or for other reasons. The transfer agent will reduce the expenses paid by the Fund for transfer agency services by the amount it collects from assessment of this fee. If the Fund has no transfer agency expenses against which to offset the amount collected through assessment of this fee, the transfer agent will pay such amount directly to the Fund. The transfer agent will send you written notification of the imposition of any such fee, which will provide details on how you can add money to your account in order to avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345-6611 or contact your investment professional for more information.

Exceptions to the Automatic Sale of Your Shares and the Minimum Account Balance Fee The automatic sale of shares of accounts valued at less than $250 and the minimum account balance fee described above do not apply to shareholders holding their shares through broker-dealer networked accounts, wrap fee and omnibus accounts, accounts with active automatic investment plans or payroll deduction plans, accounts that were created by the automatic conversion of Class B shares to Class A shares, accounts that were created by the automatic conversion of Class G shares to Class T shares, certain qualified retirement plans or Health Savings Accounts. The automatic sale of shares of accounts valued at less than $250 does not apply to individual retirement plans.

Share Certificates Share certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you will not be able to sell your shares until you have returned them to the transfer agent.


                                                                             ---

Your Account



Dividends, Distributions and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

   Dividends      Represents interest and dividends earned from securities
                  held by the Fund, net of expenses incurred by the Fund.
  ----------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.


          ------------------------------------------------------------

          UNDERSTANDING FUND DISTRIBUTIONS
          The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.


Distribution Options The Fund distributes any dividends quarterly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

 Distribution Options

   Reinvest all distributions in additional shares of your current fund
 -----------------------------------------------------------------------------
   Reinvest all distributions in shares of another fund
 -----------------------------------------------------------------------------
   Receive dividends in cash (see options below) and reinvest capital gains
 -----------------------------------------------------------------------------
   Receive all distributions in cash (with one of the following options):
 .  send the check to your address of record
 .  send the check to a third party address
 .  transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.


Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account or Health Savings Account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes.

The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.


---

Your Account




In general, any distributions of dividends, interest and short-term capital gains (determined by how long the Fund held the investments that generated them) are taxable as ordinary income. Properly designated distributions of long-term capital gains (determined by how long the Fund held the investments that generated them) are generally taxable as such, regardless of how long you have held your Fund shares. Long-term capital gain rates have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2011. For the taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.


Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws. Foreign persons should consult the Statement of Additional Information.


                                                                             ---

Managing the Fund
-------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------


Columbia Management Advisors, LLC ("Columbia Advisors"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Advisors is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

For the 2006 fiscal year, aggregate advisory fees paid to Columbia Advisors by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors by the Fund, amounted to 0.70% of average daily net assets of the Fund. A discussion of the factors considered by the Fund's Board of Trustees in approving the Fund's investment advisory contract is included in the Fund's semi-annual report to shareholders for the period ended March 31, 2006.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
Scott L. Davis, vice president of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since November 2001. Mr. Davis has been associated with Columbia Advisors or its predecessors since 1985.


Richard Dahlberg, managing director and head of Columbia Advisors' Income Strategies team, is a co-manager of the Fund and has co-managed the Fund since October 2003. Mr. Dahlberg has been associated with Columbia Advisors or its predecessors since September 2003. Prior to joining Columbia Advisors in September, 2003, Mr. Dahlberg was with Grantham, Mayo, Van Otterloo & Co. LLC from November 2001 to December 2002.


The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Fund.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see


---

Managing the Fund



below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.


                                                                             ---

Managing the Fund




On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The settlement has not yet been finalized. Any settlement ultimately agreed by the parties will be subject to court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.



---

Financial Highlights
-------------------------------------------------------------------------------



The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal periods since inception, which run from October 1 to September 30, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which, for the years ended September 30, 2006, 2005 and 2004, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for the period ended September 30, 2003 has been derived from the Fund's financial statements which have been audited by another independent registered public accounting firm, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report containing these financial statements by calling 1-800-345-6611.


 The Fund


                                                                                 Period ended
                                                      Year ended September 30,   September 30,
                                                       2006     2005   2004/(a)/ 2003/(b)(c)/
                                                      Class A  Class A Class A      Class A
                                                      -------  ------- --------  -------------
 Net asset value --
 Beginning of period ($)                                12.01   10.80    9.26         9.01
--------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income/(d)/                            0.26    0.25    0.18         0.11
   Net realized and unrealized gain on investments       1.45    1.16    1.53         0.25
--------------------------------------------------------------------------------------------------
  Total from Investment Operations                       1.71    1.41    1.71         0.36
--------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                           (0.27)  (0.20)  (0.17)       (0.11)
--------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                      13.45   12.01   10.80         9.26
--------------------------------------------------------------------------------------------------
  Total return (%)/(e)(f)/                              14.45   13.10   18.60         4.02/(g)/
--------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/Supplemental Data (%):
   Expenses/(h)/                                         1.05    1.05    1.36         1.42/(i)/
   Net investment income/(h)/                            2.19    2.11    1.71         1.38/(i)/
   Waiver/reimbursement                                  0.12    0.18    0.06           --/(i)(j)/
  Portfolio turnover rate (%)                              52      18      44           33/(g)/
  Net assets, end of period (000's) ($)               345,595  27,534   7,319          564


(a) On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, the Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.
(b) The Fund changed its fiscal year end from October 31 to September 30.
(c) Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f) Had the Investment Advisor and/or its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) Not annualized.

(h) The benefits derived from custody credits had an impact of less than 0.01%.

(i) Annualized.

(j) Rounds to less than 0.01%.


                                                                             ---

Financial Highlights


 The Fund


                                                                                Period ended
                                                      Year ended September 30,  September 30,
                                                       2006    2005   2004/(a)/ 2003/(b)(c)/
                                                      Class B Class B Class B      Class B
                                                      ------- ------- --------  -------------
 Net asset value --
 Beginning of period ($)                               11.77   10.59    9.08         8.82
-------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income/(d)/                           0.16    0.16    0.10         0.05
   Net realized and unrealized gain on investments      1.42    1.13    1.50         0.26
-------------------------------------------------------------------------------------------------
  Total from Investment Operations                      1.58    1.29    1.60         0.31
-------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                          (0.18)  (0.11)  (0.09)       (0.05)
-------------------------------------------------------------------------------------------------
 Net asset value,
 End of period ($)                                     13.17   11.77   10.59         9.08
-------------------------------------------------------------------------------------------------
  Total return (%)/(e)(f)/                             13.55   12.23   17.69         3.51/(g)/
-------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/Supplemental Data (%):
   Expenses/(h)/                                        1.80    1.80    2.11         2.34/(i)/
   Net investment income/(h)/                           1.30    1.36    0.94         0.47/(i)/
   Waiver/reimbursement                                 0.12    0.18    0.06           --/(i)(j)/
  Portfolio turnover rate (%)                             52      18      44           33/(g)/
  Net assets, end of period (000's) ($)               57,644  17,359   8,808        1,136


(a) On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, the Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.
(b) The Fund changed its fiscal year end from October 31 to September 30.
(c) Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Had the Investment Advisor and/or its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) Not annualized.

(h) The benefits derived from custody credits had an impact of less than 0.01%.

(i) Annualized.

(j) Rounds to less than 0.01%.


---

Financial Highlights



 The Fund


                                                                                Period ended
                                                      Year ended September 30,  September 30,
                                                       2006    2005   2004/(a)/ 2003/(b)(c)/
                                                      Class C Class C Class C      Class C
                                                      ------- ------- --------  -------------
 Net asset value --
 Beginning of period ($)                               11.76   10.58    9.07         8.82
-------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income/(d)/                           0.16    0.16    0.10         0.07
   Net realized and unrealized gain on investments      1.43    1.13    1.50         0.23
-------------------------------------------------------------------------------------------------
  Total from Investment Operations                      1.59    1.29    1.60         0.30
-------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                          (0.18)  (0.11)  (0.09)       (0.05)
-------------------------------------------------------------------------------------------------
 Net asset value,
 End of period ($)                                     13.17   11.76   10.58         9.07
-------------------------------------------------------------------------------------------------
  Total return (%)/(e)(f)/                             13.64   12.24   17.70         3.41/(g)/
-------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/Supplemental Data (%):
   Expenses/(h)/                                        1.80    1.80    2.11         2.18/(i)/
   Net investment income/(h)/                           1.29    1.36    0.94         0.95/(i)/
   Waiver/reimbursement                                 0.12    0.18    0.06           --/(i)(j)/
  Portfolio turnover rate (%)                             52      18      44           33/(g)/
  Net assets, end of period (000's) ($)               12,950   3,959   2,027          152


(a) On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, the Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.
(b) The Fund changed its fiscal year end from October 31 to September 30.
(c) Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Had the Investment Advisor and/or its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) Not annualized.

(h) The benefits derived from custody credits had an impact of less than 0.01%.

(i) Annualized.
(j) Rounds to less than 0.01%.

                                                                             ---

Appendix A
-------------------------------------------------------------------------------

Hypothetical Investment and Expense Information


The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A, B and C shares of the Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after eight years. The annual expense ratios used for the Fund, which are the same as those stated in the Annual Fund Operating Expenses table, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The charts shown below reflect the maximum initial sales charge for Class A shares but do not reflect any contingent deferred sales charges which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.


 Class A Shares


     Maximum Sales Charge      Initial Hypothetical Investment Amount      Assumed Rate of Return
--------------------------------------------------------------------------------------------------------
             5.75%                        $10,000.00                                 5%
                  Cumulative
                 Return Before                   Cumulative Return    Hypothetical Year-
                    Fees &     Annual Expense      After Fees &       End Balance After   Annual Fees
      Year         Expenses        Ratio             Expenses          Fees & Expenses   & Expenses/(1)/
--------------------------------------------------------------------------------------------------------
       1              5.00%         1.05%              -2.03%/(2)/        $ 9,797.29        $675.92
       2             10.25%         1.16%                 1.74%           $10,173.50        $115.83
       3             15.76%         1.16%                 5.64%           $10,564.17        $120.28
       4             21.55%         1.16%                 9.70%           $10,969.83        $124.90
       5             27.63%         1.16%                13.91%           $11,391.07        $129.69
       6             34.01%         1.16%                18.28%           $11,828.49        $134.67
       7             40.71%         1.16%                22.83%           $12,282.70        $139.84
       8             47.75%         1.16%                27.54%           $12,754.36        $145.21
       9             55.13%         1.16%                32.44%           $13,244.13        $150.79
       10            62.89%         1.16%                37.53%           $13,752.70        $156.58
Total Gain After
  Fees and
  Expenses                                                                $ 3,752.70
Total Annual
  Fees and
  Expenses                                                                                 $1,893.71

(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual basis.
(2) Reflects deduction of the maximum initial sales charge.

---

Appendix A


 Class B Shares


     Maximum Sales Charge      Initial Hypothetical Investment Amount      Assumed Rate of Return
------------------------------------------------------------------------------------------------------
             0.00%                       $10,000.00                                  5%
                  Cumulative
                 Return Before                   Cumulative Return    Hypothetical Year-
                    Fees &        Annual           After Fees &       End Balance After  Annual Fees &
      Year         Expenses    Expense Ratio         Expenses          Fees & Expenses   Expenses/(1)/
------------------------------------------------------------------------------------------------------
       1              5.00%        1.80%                3.20%             $10,320.00       $  182.88
       2             10.25%        1.91%                6.39%             $10,638.89       $  200.16
       3             15.76%        1.91%                9.68%             $10,967.63       $  206.34
       4             21.55%        1.91%               13.07%             $11,306.53       $  212.72
       5             27.63%        1.91%               16.56%             $11,655.90       $  219.29
       6             34.01%        1.91%               20.16%             $12,016.07       $  226.07
       7             40.71%        1.91%               23.87%             $12,387.37       $  233.05
       8             47.75%        1.91%               27.70%             $12,770.13       $  240.25
       9             55.13%        1.16%               32.61%             $13,260.51       $  150.98
       10            62.89%        1.16%               37.70%             $13,769.71       $  156.78
Total Gain After
  Fees and
  Expenses                                                                $ 3,769.71
Total Annual
  Fees and
  Expenses                                                                                 $2,028.52


 Class C Shares


     Maximum Sales Charge      Initial Hypothetical Investment Amount       Assumed Rate of Return
---------------------------------------------------------------------------------------------------------
             0.00%                           $10,000.00                               5%
                  Cumulative
                 Return Before                      Cumulative Return Hypothetical Year-End
                    Fees &                            After Fees &    Balance After Fees &  Annual Fees &
      Year         Expenses    Annual Expense Ratio     Expenses            Expenses        Expenses/(1)/
---------------------------------------------------------------------------------------------------------
       1              5.00%            1.80%               3.20%           $10,320.00          $182.88
       2             10.25%            1.91%               6.39%           $10,638.89          $200.16
       3             15.76%            1.91%               9.68%           $10,967.63          $206.34
       4             21.55%            1.91%              13.07%           $11,306.53          $212.72
       5             27.63%            1.91%              16.56%           $11,655.90          $219.29
       6             34.01%            1.91%              20.16%           $12,016.07          $226.07
       7             40.71%            1.91%              23.87%           $12,387.37          $233.05
       8             47.75%            1.91%              27.70%           $12,770.13          $240.25
       9             55.13%            1.91%              31.65%           $13,164.73          $247.68
       10            62.89%            1.91%              35.72%           $13,571.52          $255.33
Total Gain After
  Fees and
  Expenses                                                                 $ 3,571.52
Total Annual
  Fees and
  Expenses                                                                                    $2,223.77


(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

                                                                             ---

Notes
-------------------------------------------------------------------------------

================================================================================

---

Notes


================================================================================

                                                                             ---

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.


You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's transfer agent or visiting the Fund's website at:

Columbia Management Services, Inc.
P. O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:


Columbia Funds Series Trust I: 811-04367


..  Columbia Dividend Income Fund

--------------------------------------------------------------------------------

[LOGO] ColumbiaFunds

       A Member of Columbia Management Group

       (C)2007 Columbia Management Distributors, Inc.
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.columbiafunds.com

                                                             INT-36/116454-0207

Columbia Dividend Income Fund           Prospectus, February 1, 2007
-------------------------------------------------------------------------------


Class T and G Shares

Advised by Columbia Management Advisors, LLC

--------------------------------------------------------------------------------
TABLE OF CONTENTS



THE FUND                                  2
--------------------------------------------
Investment Goal.........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  2
Portfolio Holdings Disclosure...........  4
Performance History.....................  4
Your Expenses...........................  6

YOUR ACCOUNT                              8
--------------------------------------------
How to Buy Shares.......................  8
Investment Minimums.....................  8
Sales Charges...........................  9
How to Exchange Shares.................. 12
How to Sell Shares...................... 12
Fund Policy on Trading of Fund Shares... 14



Distribution and Service Fees........... 15
Other Information About Your Account.... 16

MANAGING THE FUND                        20
--------------------------------------------
Investment Advisor...................... 20
Portfolio Managers...................... 20
Legal Proceedings....................... 20

FINANCIAL HIGHLIGHTS                     23
--------------------------------------------

APPENDIX A                               25
--------------------------------------------



Class T and G shares are sold only to investors who received (and who have continuously held) Class T or G shares in connection with the merger of certain former Galaxy Funds into various Columbia Funds (formerly named Liberty Funds).


Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Not FDIC  May Lose Value
       Insured   No Bank Guarantee

The Fund
-------------------------------------------------------------------------------

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of income-producing (dividend-paying) equity securities, which will consist primarily of common stocks but may also include preferred stocks and convertible securities. The Fund's investment advisor looks for investments that it believes offer prospects for dividend growth and capital appreciation.

The Fund generally will emphasize value stocks, but may purchase growth securities when such securities pay dividends or the advisor believes such securities have particularly good prospects for capital appreciation. In addition to equity securities, the Fund may also invest up to 20% of its net assets in debt securities, including lower-quality debt securities. The Fund may invest up to 20% of its net assets in securities of foreign issuers.

        ----------------------------------------------------------------

          Value stocks are stocks that appear to be underpriced based on measures such as lower price-to-earnings, price-to-book value and price-to-earnings growth ratios.

          Growth stocks generally offer the potential for strong
          revenue and earnings, and accompanying capital growth, with less dividend income than value stocks.
        ----------------------------------------------------------------

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values

---

The Fund


of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds, municipal bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Medium-quality debt securities. Medium-quality debt securities, although considered investment grade, may have some speculative characteristics.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more

                                                                             ---

The Fund


limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PORTFOLIO HOLDINGS DISCLOSURE
--------------------------------------------------------------------------------
A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio securities is available in the Fund's Statement of Additional Information. The Fund discloses its complete portfolio holdings as of a month-end on the Fund's website, www.columbiafunds.com, approximately 30 calendar days after such month-end. Additionally, the Fund discloses its largest 15 holdings, as a percent of market value of the Fund's portfolio, as of a month-end on the Fund's website, www.columbiafunds.com, approximately 15 calendar days after such month-end. Once posted, the above information will remain available on such website until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class T shares, excluding sales charges./ /The performance table following the bar chart shows how the Fund's average annual total returns for Class T and G shares, including sales charges, compare with those of a broad measure of market performance for one year, five years and the life of the Fund./ /The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.


          ------------------------------------------------------------

          UNDERSTANDING PERFORMANCE
          Calendar Year Total Returns show the Fund's Class T share performance for each complete calendar year since the Fund commenced operations. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

          Average Annual Total Returns are a measure of the Fund's average performance over the past one-year, five-year and life of the Fund periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges.

          The Fund's returns are compared to the Russell 1000 Value Index, an unmanaged index that tracks the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

---

The Fund



 Calendar Year Total Returns (Class T)/(1)/


                                    [CHART]

  1999    2000    2001    2002     2003     2004     2005     2006
  -----  ------  -----  -------   ------   ------   ------   ------
  0.05%  22.22%  8.00%  -20.64%   20.99%   14.51%    6.31%   19.72%



                    For the periods shown in bar chart:
                    Best quarter: 2nd quarter 2003, +18.38%
                    Worst quarter: 3rd quarter 2002,  -19.80%
(1) The calendar year total returns shown for Class T shares include the returns of Retail A Shares of the Galaxy Strategic Equity Fund (the Galaxy
    Fund), the predecessor to the Fund, for periods prior to November 25, 2002, the date on which Class T shares were initially offered by the Fund.
    Class T shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class T shares exceed expenses paid by Retail A shares.
    On October 27, 2003, the investment policies of the Fund (formerly known as Columbia Strategic Equity Fund) were modified. As a result, the Fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


 Average Annual Total Returns -- for periods ended December 31, 2006/(1)/



                                                              Life of
                                               1 Year 5 Years the Fund
      Class T (%)
       Return Before Taxes                     12.85    5.69    6.80
       Return After Taxes on Distributions     12.37    5.41    5.81
       Return After Taxes on Distributions
       and Sale of Fund Shares                  8.93    4.84    5.34
      -------------------------------------------------------------------
      Class G (%)
       Return Before Taxes                     14.23    5.78    6.85
       Return After Taxes on Distributions     13.80    5.61    5.96
       Return After Taxes on Distributions
       and Sale of Fund Shares                  9.77    4.96    5.45
      -------------------------------------------------------------------
      Russell 1000 Value Index (%)             22.25   10.86    8.09/(2)/

(1) The average annual total returns shown include the returns of Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Fund for periods prior to November 25, 2002, the date on which Class T and Class G shares were initially offered by the Fund. Retail A Shares and Retail B Shares of the Galaxy Fund were initially offered on March 4, 1998. Class G shares generally would have had substantially similar returns to Retail B shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class G shares exceed expenses paid by Retail B shares. On October 27, 2003, the investment policies of the Fund (formerly known as Columbia Strategic Equity Fund) were modified. As a result, the Fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.
(2) Performance information is from March 4, 1998.

                                                                             ---

The Fund


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

          ------------------------------------------------------------

          UNDERSTANDING EXPENSES
          Sales Charges are paid directly by shareholders to Columbia Management Distributors, Inc., the Fund's distributor.

          Annual Fund Operating Expenses are paid by the Fund. They include management and administration fees, 12b-1 fees, shareholder service fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns.

          Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. Except as noted, the table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:
          .  $10,000 initial investment
          .  5% total return for each year
          .  Fund operating expenses remain the same
          .  Reinvestment of all dividends and distributions
          . Class G shares convert to Class T shares after eight years


 Shareholder Fees/ /(paid directly from your investment)



                                                                       Class T   Class G
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                5.75       0.00
----------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)  1.00/(1)/  5.00
----------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                      /(2)/    /(2)/




(1) This charge applies only to certain Class T shares bought without an initial sales charge that are sold within 12 months of purchase.
(2) There is a $7.50 charge for wiring sale proceeds to your bank.


---

The Fund



 Annual Fund Operating Expenses (deducted directly from Fund assets)


                                                  Class T     Class G
       Management fees/(1)(2)/ (%)                 0.77        0.77
       -----------------------------------------------------------------
       Distribution and service (12b-1) fees (%)   0.00        0.95/(3)/
       -----------------------------------------------------------------
       Other expenses (%)                          0.44/(4)/   0.14
       -----------------------------------------------------------------
       Total annual fund operating expenses (%)    1.21        1.86
       -----------------------------------------------------------------
       Expense reimbursement/(5)/ (%)             -0.11       -0.11
       -----------------------------------------------------------------
       Net expenses/(5)/ (%)                       1.10        1.75

(1) The Fund pays a management fee of 0.70% and an administrative fee of 0.07%.

(2) The Fund's investment advisor has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily net assets. The current breakpoint schedule for the Fund is as follows: 0.70% for assets up to $500 million; 0.65% for assets in excess of $500 million and up to $1 billion; 0.60% for assets in excess of $1 billion and up to $1.5 billion; 0.55% for assets in excess of $1.5 billion and up to $3 billion; 0.53% for assets in excess of $3 billion and up to $6 billion; and 0.51% for assets in excess of $6 billion.
(3) The Fund may pay distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee not more than 0.95% during the current fiscal year. The 0.65% distribution services fee is currently being voluntarily waived by the Fund's distributor.
(4) The Fund may pay shareholder service fees (which are included in other expenses) up to a maximum of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative services), but will limit such fees to an aggregate fee of not more than 0.30% during the current fiscal year.
(5) The Fund's investment advisor has contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) do not exceed 0.80% annually through January 31, 2008.


 Example Expenses (your actual costs may be higher or lower)


Class                                                 1 Year 3 Years 5 Years 10 Years
Class T                                                $681   $927   $1,192   $1,947
-------------------------------------------------------------------------------------
Class G did not sell your shares                       $178   $574   $  996   $2,001
        sold all your shares at the end of the period  $678   $974   $1,296   $2,001


See Appendix A for additional hypothetical investment and expense information.

                                                                             ---

Your Account
-------------------------------------------------------------------------------


HOW TO BUY SHARES
--------------------------------------------------------------------------------

Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, "good form" may mean that you have properly placed your order with your financial advisor or the Fund's transfer agent has received your completed application, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.


 Outlined below are the various options for buying shares:


Method             Instructions
Through your       Your financial advisor can help you establish your account financial advisor  and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                   your request prior to the close of regular trading on the
                   New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for
                   executing the purchase for you.
-------------------------------------------------------------------------------
By check           For existing accounts fill out and return the additional
(existing account) investment stub included in your account statement, or send a letter of instruction including your Fund name and
                   account number with a check made payable to the Fund to
                   Columbia Management Services, Inc., P.O. Box 8081, Boston,
                   MA 02266-8081.
-------------------------------------------------------------------------------
By exchange        You or your financial advisor may acquire shares of the
                   Fund for your account by exchanging Class T or Class G
                   shares you own in a different fund distributed by Columbia
                   Management Distributors, Inc. for shares of the same class
                   (and, in some cases, certain other classes) of the Fund at no additional cost. An exchange to another fund may incur a sales charge if the original purchase was not assessed a
                   sales charge. To exchange by telephone, call 1-800-422-3737.
-------------------------------------------------------------------------------
By wire            You may purchase shares of the Fund by wiring money from
                   your bank account to your Fund account. To wire funds to
                   your Fund account, call 1-800-422-3737 for wiring
                   instructions.
-------------------------------------------------------------------------------
By electronic      You may purchase shares of the Fund by electronically
funds transfer     transferring money from your bank account to your Fund
                   account by calling 1-800-422-3737. An electronic funds
                   transfer may take up to two business days to settle and
                   must be considered in "good form." You must set up this
                   feature prior to your telephone request. Be sure to
                   complete the appropriate section of the application for
                   this feature.
-------------------------------------------------------------------------------
Automatic          You may make monthly or quarterly investments automatically
investment plan    from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                   transfer. Be sure to complete the appropriate section of
                   the application for this feature.
-------------------------------------------------------------------------------
Automated dollar   You may purchase shares of the Fund for your account by
cost averaging     exchanging $100 or more each month from another fund for
                   shares of the same class of the Fund at no additional cost.
                   Exchanges will continue so long as your fund balance is
                   sufficient to complete the transfers. You may terminate
                   your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-345-6611. There may
                   be an additional sales charge if exchanging from a money
                   market fund. Be sure to complete the appropriate section of the account application for this feature.
-------------------------------------------------------------------------------
By dividend        You may automatically invest dividends distributed by
diversification    another fund into the same class of shares (and, in some
                   cases, certain other classes) of the Fund at no additional sales charge. There may be an additional sales charge if
                   automatically investing dividends from a money market fund.
                   To invest your dividends in the Fund, call 1-800-345-6611.
-------------------------------------------------------------------------------
Through the        You may purchase Fund shares through the internet. You will
internet           be required to accept the terms of an online agreement and to use a password in order to make internet purchases. The transfer agent has procedures in place to authenticate
                   electronic instructions given via the internet. For more
                   information on internet transactions, or to sign up for
                   internet transactions, please call 1-800-345-6611.


INVESTMENT MINIMUMS
--------------------------------------------------------------------------------

The minimum initial investment for Class T and Class G shares generally is $2,500. For individual retirement plans (including traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts) and non-omnibus group retirement accounts, the minimum initial investment is $1,000. For non-omnibus group retirement plans, the investment minimums are determined based on the plan's investment rather than the investment of its individual participants. For investors establishing an automatic investment plan, the minimum initial investment is $50. There is no minimum initial investment for omnibus accounts or wrap accounts.


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8

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The minimum investment for additional purchases of Class T and Class G shares is $50 for all investors subject to a minimum initial investment.

The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

Class T and G shares are sold only to investors who received (and who have continuously held) Class T or G shares in connection with the merger of certain former Galaxy Funds into various Columbia Funds (formerly named Liberty Funds).


Please see the Statement of Additional Information for more details on investment minimums.

SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge ("CDSC") when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be reduced or waived, as described below and in the Statement of Additional Information.


Class T shares Your purchases of Class T shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to your financial advisor on your purchase of Class T shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.


 Class T Sales Charges

                                                                  % of offering
                                            As a % of                 price
                                            the public   As a %    retained by
                                             offering   of your     financial
            Amount purchased                  price    investment    advisor
            Less than $50,000                  5.75       6.10        5.00
            -------------------------------------------------------------------
            $50,000 to less than $100,000      4.50       4.71        3.75
            -------------------------------------------------------------------
            $100,000 to less than $250,000     3.50       3.63        2.75
            -------------------------------------------------------------------
            $250,000 to less than $500,000     2.50       2.56        2.00
            -------------------------------------------------------------------
            $500,000 to less than $1,000,000    2.00       2.04        1.75
            -------------------------------------------------------------------
            $1,000,000 or more                 0.00       0.00        0.00


Class T shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class T share purchases that bring your account value above $1 million (but less than $50 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee-based program.


                                                                             ---

                                                                             9

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For Class T share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

 Purchases Over $1 Million

                Amount purchased                    Commission %
                Less than $3 million                    1.00
                ------------------------------------------------
                $3 million to less than $50 million     0.50
                ------------------------------------------------
                $50 million or more                     0.25


In determining the commission payable to a financial adviser in the table above, the breakpoint discount policies described herein under "Reduced Sales Charges for Larger Investments" shall apply.


          ------------------------------------------------------------

          UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES
          Certain investments in Class T and G shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

Reduced Sales Charges for Larger Investments.

   A. What are the principal ways to obtain a breakpoint discount?

There are two principal ways you may pay a lower sales charge (often referred to as "breakpoint discounts") when purchasing Class T shares of the Fund and other funds in the Columbia family of funds.


Rights of Accumulation The value of eligible accounts maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart on the previous page) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price.


Statement of Intent You also may pay a lower sales charge when purchasing Class T shares by signing a Statement of Intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the Statement of Intent within 13 months. As described in the chart on the previous page, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, the Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information.

   B. What accounts are eligible for breakpoint discounts?

The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

   .  Individual accounts
   .  Joint accounts

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10

Your Account


   .  Certain IRA accounts
   .  Certain trusts
   .  UTMA/UGMA accounts


For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Columbia fund shares. An account is not eligible to the extent it holds an institutional class of shares of a Columbia money market fund or Class R shares of any Columbia fund. The value of your investment in a non-institutional class of a Columbia money market fund held in an eligible account may be aggregated with your investments in other funds in the Columbia family of funds to obtain a breakpoint discount through a Right of Accumulation. Non-institutional class investments in Columbia money market funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission.


   C. How do I obtain a breakpoint discount?

The steps necessary to obtain a breakpoint discount depends on how your account is maintained with the Columbia family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisors' failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's transfer agent, Columbia Management Services, Inc., you will need to provide the foregoing information to a Columbia Management Services, Inc. representative at the time you purchase shares.

   D. How can I obtain more information about breakpoint discounts?


Certain investors, including affiliates of the Fund, broker/dealers and their affiliates, investors in wrap-fee programs, through fee-based advisers or certain retirement plans, certain shareholders of funds that were reorganized into the Fund as well as investors using the proceeds of redemptions of Fund shares or of certain Bank of America trust or similar accounts, may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. CDSCs may also be waived for redemptions under a systematic withdrawal program, in connection with the death or post-purchase disability of a shareholder, certain medical expenses, charitable gifts, involuntary and tax-related redemptions, or when the selling broker/dealer has agreed to waive or return its commission. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611.

Class G shares Your purchases of Class G shares are made at Class G's net asset value. Purchases up to $50,000 are allowed in Class G shares assuming the combined value of the customer's total assets in the Columbia funds does not reach $50,000. Purchases in Class G shares that bring the combined value of a customer's total assets to $50,000 or above will be rejected. A customer's total assets may include accounts for immediate family members. Group plan accounts are valued at the plan level. Class G shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the chart


                                                                             ---

Your Account



below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission of 4.00% on sales of Class G shares.


 Class G Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                    Through first year              5.00
                 ---------------------------------------------
                    Through second year             4.00
                 ---------------------------------------------
                    Through third year              4.00
                 ---------------------------------------------
                    Through fourth year             4.00
                 ---------------------------------------------
                    Through fifth year              3.00
                 ---------------------------------------------
                    Through sixth year              2.00
                 ---------------------------------------------
                    Through seventh year            1.00
                 ---------------------------------------------
                    Longer than seven years         None


Automatic conversion to Class T shares occurs eight years after purchase. This conversion is not a taxable event.


Please see the Statement of Additional Information for the CDSCs and conversion schedules applicable to Class G shares received in exchange for Retail B Shares of the Galaxy Fund purchased or acquired prior to January 1, 2001.

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

You may exchange your Class T shares for Class A or Class T shares, and may exchange your Class G shares for Class B or Class G shares, of another fund distributed by Columbia Management Distributors, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Class A or Class B shares acquired upon exchange of Class T and Class G shares, respectively, may not be further exchanged back into Class T or Class G shares unless you continue to hold Class T or Class G shares. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account number and taxpayer identification numbers available when calling.

You also may exchange your shares through the internet. You will be required to accept the terms of an online agreement and to use a password in order to make internet exchanges. The transfer agent has procedures in place to authenticate electronic instructions given via the internet. For more information on internet transactions, or to sign up for internet transactions, please call 1-800-345-6611.


HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.


When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, when selling shares by letter of instruction, "good form" means
(i) your letter has


---

Your Account


complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) if applicable, you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 10 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.


 Outlined below are the various options for selling shares:


 Method            Instructions
 Through your      You may call your financial advisor to place your sell
 financial advisor order. To receive the current trading day's price, your financial advisor must receive your request prior to the
                   close of regular trading on the NYSE, usually 4:00 p.m.
                   Eastern time. Your financial advisor may charge you fees
                   for executing a redemption for you.
 ------------------------------------------------------------------------------
 By exchange       You or your financial advisor may sell shares of the Fund
                   by exchanging from the Fund into the same share class (or
                   Class A and Class B shares, for Class T and Class G shares, respectively) of another fund distributed by Columbia
                   Management Distributors, Inc. at no additional cost. To
                   exchange by telephone, call 1-800-422-3737.
 ------------------------------------------------------------------------------
 By telephone      You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the
                   Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day
                   period. You do not need to set up this feature in advance
                   of your call. Certain restrictions apply to retirement
                   accounts. For details, call 1-800-799-7526.
 ------------------------------------------------------------------------------
 By mail           You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign
                   the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another
                   eligible guarantor institution that participates in the
                   Medallion Signature Guarantee Program for amounts over
                   $100,000 or for alternate payee or mailing instructions.
                   Additional documentation is required for sales by
                   corporations, agents, fiduciaries, surviving joint owners
                   and individual retirement account owners. For details, call
                   1-800-345-6611.
                   Mail your letter of instruction to Columbia Management
                   Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
 ------------------------------------------------------------------------------
 By wire           You may sell Fund shares and request that the proceeds be
                   wired to your bank. You must set up this feature prior to
                   your request. Be sure to complete the appropriate section
                   of the account application for this feature. Generally, the value of your redemption must be at least equal to $500 in order to have the sale proceeds wired to your bank. There
                   is a $7.50 charge for wiring sale proceeds to your bank.
                   (The transfer agent may waive this fee for omnibus and
                   nominee accounts.) Your bank may charge additional fees for such wire transfer.
 ------------------------------------------------------------------------------
 By systematic     You may automatically sell a specified dollar amount or
 withdrawal plan   percentage of your account on a monthly, quarterly or
                   semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. The $5,000 minimum
                   account balance requirement is waived for wrap accounts.
                   This feature is not available if you hold your shares in
                   certificate form. All dividend and capital gains
                   distributions must be reinvested. Be sure to complete the
                   appropriate section of the account application for this
                   feature.
 ------------------------------------------------------------------------------
 By electronic     You may sell shares of the Fund and request that the
 funds transfer    proceeds be electronically transferred to your bank.
                   Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                   request. Be sure to complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 Through the       You may sell Fund shares through the internet. You will be
 internet          required to accept the terms of an online agreement and to use a password in order to make internet redemptions. The
                   transfer agent has procedures in place to authenticate
                   electronic instructions given via the internet. For more
                   information on internet transactions, or to sign up for
                   internet transactions, please call 1-800-345-6611.


                                                                             ---

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FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------

The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.


The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.


The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.


---

14

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Your Account




Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement plan service providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above. In particular, the Bank of America retirement plan service providers permit the reinstatement of future purchase orders for shares of the Fund following various suspension periods.


The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class G shares and certain services provided to you by your financial advisor. The annual fees for shareholder liaison services and administrative support may equal up to 0.50% for Class G shares. The annual distribution fee may equal up to 0.65% for Class G shares. The Fund does not intend to pay more than a total of 0.95% for Class G shares in distribution and shareholder service fees during the current fiscal year. The Fund has also adopted a plan that permits it to pay for certain services provided to Class T shareholders by their financial advisor. The annual service fee may equal up to 0.50% for Class T shares. The Fund does not intend to pay more than 0.30% for Class T shares in shareholder service fees during the current fiscal year. The foregoing fees are paid out of the assets of the relevant classes. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class G shares automatically convert to Class T shares after eight years, eliminating a portion of these fees upon conversion.


Financial Intermediary Payments The Fund's distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Fund's distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the money market funds) on an annual basis for payments based on average net assets of the funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the funds (other than the money market funds) attributable to the financial intermediary. The Fund's distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.


                                                                             ---

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Payments may also be made to certain financial intermediaries, including other
Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets for Class T and G shares in the program on an annual basis. As of September 1, 2005, the Fund's Board of Trustees has authorized the Fund to pay up to 0.11% of total Fund assets on an annual basis for providing investor services. The amounts in excess of that paid by the Fund will be borne by the Fund's distributor or its affiliates.

The Fund's distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Fund's distributor or its affiliates are paid out of the distributor's or its affiliates' own revenue and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Fund's distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Fund's distributor or its affiliates has agreed to make marketing support payments in the Fund's Statement of Additional Information, which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Fund's distributor and the distributor's affiliates and any services your financial intermediary provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
How the Fund's Share Price is Determined The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

---

Your Account




The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.


Automatic Sale of Your Shares The Fund will automatically sell your shares if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below $250. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. If your shares are sold, the transfer agent will remit the balance of your account to you. The transfer agent will send you written notification at least 30 days in advance of any such automatic sale, which will provide details on how you can add money to your account in order to avoid such automatic sale. Generally, you may avoid such automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345-6611 or contact your investment professional for more information. The automatic sale of shares of accounts valued at less than $250 will take place in the second quarter of each calendar year.

The Fund may also sell your shares if a financial institution or intermediary instructs the Fund to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the Investment Company Act of 1940 ("ICA").

Minimum Account Balance Fee Beginning in the second quarter of 2007, if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below the minimum initial investment applicable to you, your account will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. The Fund reserves the right to lower the account size trigger point for the minimum balance fee in any year for any class of shares when the Fund believes it is appropriate to do so in light of declines in the market value of Fund shares or sales loads applicable to a particular class of shares, or for other reasons. The transfer agent will reduce the expenses paid by the Fund for transfer agency services by the amount it collects from assessment of this fee. If the Fund has no transfer agency expenses against which to offset the amount collected through assessment of this fee, the transfer agent will pay such amount directly to the Fund. The transfer agent will send you written notification of the imposition of any such fee, which will provide details on how you can add money to your account in order to avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345-6611 or contact your investment professional for more information.

Exceptions to the Automatic Sale of Your Shares and the Minimum Account Balance Fee The automatic sale of shares of accounts valued at less than $250 and the minimum account balance fee described above do not apply to shareholders holding their shares through broker-dealer networked accounts, wrap fee and omnibus accounts, accounts with active automatic investment plans or payroll deduction plans, accounts that were created by the automatic conversion of Class B shares to Class A shares, accounts that were created by the automatic conversion of Class G shares to Class T shares and certain qualified retirement plans. The automatic sale of shares of accounts valued at less than $250 does not apply to individual retirement plans.


                                                                             ---

Your Account



Share Certificates Share certificates are not available for any class of shares offered by the Fund.

Dividends, Distributions and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

   Dividends      Represents interest and dividends earned from securities
                  held by the Fund, net of expenses incurred by the Fund.
  ----------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.


          ------------------------------------------------------------

          UNDERSTANDING FUND DISTRIBUTIONS
          The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.


Distribution Options The Fund distributes any dividends quarterly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

 Distribution Options

    Reinvest all distributions in additional shares of your current fund
   --------------------------------------------------------------------------
    Reinvest all distributions in shares of another fund
   --------------------------------------------------------------------------
    Receive dividends in cash (see options below) and reinvest capital gains
   --------------------------------------------------------------------------
    Receive all distributions in cash (with one of the following options):
   .  send the check to your address of record
   .  send the check to a third party address
   .  transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes.


The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.


---

Your Account




In general, any distributions of dividends, interest and short-term capital gains (determined by how long the Fund held the investments that generated them) are taxable as ordinary income. Properly designated distributions of long-term capital gains (determined by how long the Fund held the investments that generated them) are generally taxable as such, regardless of how long you have held your Fund shares. Long-term capital gain rates have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2011. For the taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.


Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws. Foreign persons should consult the Statement of Additional Information.


                                                                             ---

Managing the Fund
-------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Columbia Management Advisors, LLC ("Columbia Advisors"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Advisors is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

For the 2006 fiscal year, aggregate advisory fees paid to Columbia Advisors by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors by the Fund, amounted to 0.70% of average daily net assets of the Fund. A discussion of the factors considered by the Fund's Board of Trustees in approving the Fund's investment advisory contract is included in the Fund's semi-annual report to shareholders for the period ended March 31, 2006.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
Scott L. Davis, vice president of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since November 2001. Mr. Davis has been associated with Columbia Advisors or its predecessors since 1985.


Richard Dahlberg, managing director and head of Columbia Advisors' Income Strategies team, is a co-manager of the Fund and has co-managed the Fund since October 2003. Mr. Dahlberg has been associated with Columbia Advisors or its predecessors since September 2003. Prior to joining Columbia Advisors in September, 2003, Mr. Dahlberg was with Grantham, Mayo, Van Otterloo & Co. LLC from November 2001 to December 2002.


The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Fund.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures


---
designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.


                                                                            ---

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The settlement has not yet been finalized. Any settlement ultimately agreed by the parties will be subject to court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.

Financial Highlights
-------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last six fiscal periods, which run from October 1 to September 30, unless otherwise indicated. Information for Class T shares and Class G shares prior to November 25, 2002, the date of reorganization, is for the former Retail A shares and Retail B shares, respectively, of the Galaxy Strategic Equity Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which, for the years ended September 30, 2006, 2005 and 2004 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for the period ended September 30, 2003 and the fiscal years ended October 31, 2002 and 2001 has been derived from the Fund's financial statements which have been audited by another independent registered public accounting firm, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report containing those financial statements by calling 1-800-345-6611.


 The Fund


                                                                                      Period ended
                                                            Year ended September 30,  September 30,  Year ended October 31,
                                                             2006    2005   2004/(a)/ 2003/(b)(c)/      2002        2001
                                                            Class T Class T Class T      Class T       Class T     Class T
                                                            ------- ------- --------  -------------  -------       -------
 Net asset value --
 Beginning of period ($)                                     12.01   10.80     9.26        8.54       10.02         10.46
---------------------------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income/(d)/                                 0.25    0.24     0.17        0.11        0.01          0.03
   Net realized and unrealized gain (loss) on investments     1.46    1.16     1.54        0.73       (1.08)        (0.11)
---------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                           1.71    1.40     1.71        0.84       (1.07)        (0.08)
---------------------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                                (0.27)  (0.19)   (0.17)      (0.12)      (0.02)        (0.03)
   From net realized gains                                      --      --       --          --       (0.39)        (0.33)
---------------------------------------------------------------------------------------------------------------------------
 Total Distributions Declared to Shareholders                (0.27)  (0.19)   (0.17)      (0.12)      (0.41)        (0.36)
---------------------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                           13.45   12.01    10.80        9.26        8.54         10.02
---------------------------------------------------------------------------------------------------------------------------
  Total return (%)/(e)(f)/                                   14.39   13.04    18.50        9.86/(g)/ (11.50)        (0.83)
---------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets/Supplemental Data (%):
   Expenses/(h)/                                              1.10    1.10     1.45        1.49/(i)/   1.40          1.24
   Net investment income/(h)/                                 1.96    2.06     1.64        1.42/(i)/   0.05          0.25
   Waiver/reimbursement                                       0.12    0.18     0.04        0.01/(i)/   0.29          0.26
  Portfolio turnover rate (%)                                   52      18       44          33/(g)/     65/(j)/       81
  Net assets, end of period (000's) ($)                     96,651  99,148  100,803      96,638       6,578         8,400


(a) On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, the Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.
(b) The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 25, 2002, Galaxy Strategic Equity Fund, Retail A shares were redesignated Liberty Strategic Equity Fund, Class T shares.
(d) Per share data was calculated using average shares outstanding during the period.

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Investment Advisor and/or its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits had an impact of less than 0.01%.
(i) Annualized.
(j) Portfolio turnover rate excludes securities delivered from processing redemptions-in-kind.


                                                                             ---

Financial Highlights



 The Fund


                                                                                      Period ended
                                                            Year ended September 30,  September 30,     Year ended October 31,
                                                             2006    2005   2004/(a)/ 2003/(b)(c)/         2002        2001
                                                            Class G Class G Class G      Class G          Class G     Class G
                                                            ------- ------- --------  -------------     -------       -------
 Net asset value --
 Beginning of period ($)                                     11.76   10.58    9.07         8.36           9.87         10.37
------------------------------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income (loss)/(d)/                          0.16    0.16    0.10         0.05          (0.07)        (0.06)
   Net realized and unrealized gain (loss) on investments     1.44    1.14    1.50         0.71          (1.05)        (0.11)
------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                           1.60    1.30    1.60         0.76          (1.12)        (0.17)
------------------------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                                (0.19)  (0.12)  (0.09)       (0.05)            --            --
   From net realized gains                                      --      --      --           --          (0.39)        (0.33)
------------------------------------------------------------------------------------------------------------------------------
   Total Distributions Declared to Shareholders              (0.19)  (0.12)  (0.09)       (0.05)         (0.39)        (0.33)
------------------------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                           13.17   11.76   10.58         9.07           8.36          9.87
------------------------------------------------------------------------------------------------------------------------------
  Total return (%)/(e)(f)/                                   13.70   12.30   17.71         9.08/(g)/    (12.16)        (1.71)
------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets/Supplemental Data (%):
   Expenses/(h)/                                              1.71    1.75    2.14         2.21/(i)/      2.17          2.02
   Net investment income (loss)/(h)/                          1.35    1.38    0.97         0.71/(i)/     (0.72)        (0.53)
   Waiver/reimbursement                                       0.12    0.18    0.03           --/(i)(j)/   0.25          0.24
  Portfolio turnover rate (%)                                   52      18      44           33/(g)/        65/(k)/       81
  Net assets, end of period (000's) ($)                      1,576   3,291   5,995        9,650          2,093         2,286


(a) On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.
(b) The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 25, 2002, Galaxy Strategic Equity Fund, Retail B shares were redesignated Liberty Strategic Equity Fund, Class G shares.
(d) Per share data was calculated using average shares outstanding during the period.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Had the Investment Advisor and/or its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits had an impact of less than 0.01%.
(i) Annualized.
(j) Rounds to less than 0.01%.
(k) Portfolio turnover rate excludes securities delivered from processing redemptions-in-kind.


---

Appendix A
-------------------------------------------------------------------------------

Hypothetical Investment and Expense Information
--------------------------------------------------------------------------------

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class T and G shares of the Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested and that Class G shares convert to Class T shares after eight years. The annual expense ratios used for the Fund, which are the same as those stated in the Annual Fund Operating Expenses table, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The charts shown below reflect the maximum initial sales charge for Class T shares but do not reflect any contingent deferred sales charges which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.


 Class T Shares


     Maximum Sales Charge      Initial Hypothetical Investment Amount      Assumed Rate of Return
--------------------------------------------------------------------------------------------------------
            5.75%                         $10,000.00                                 5%

                  Cumulative
                 Return Before                   Cumulative Return    Hypothetical Year-
                    Fees &     Annual Expense      After Fees &       End Balance After   Annual Fees
      Year         Expenses        Ratio             Expenses          Fees & Expenses   & Expenses/(1)/
--------------------------------------------------------------------------------------------------------
       1              5.00%         1.10%              -2.07%/(2)/        $ 9,792.58        $680.70
       2             10.25%         1.21%                 1.64%           $10,163.71        $120.74
       3             15.76%         1.21%                 5.49%           $10,548.92        $125.31
       4             21.55%         1.21%                 9.49%           $10,948.72        $130.06
       5             27.63%         1.21%                13.64%           $11,363.68        $134.99
       6             34.01%         1.21%                17.94%           $11,794.36        $140.11
       7             40.71%         1.21%                22.41%           $12,241.37        $145.42
       8             47.75%         1.21%                27.05%           $12,705.32        $150.93
       9             55.13%         1.21%                31.87%           $13,186.85        $156.65
       10            62.89%         1.21%                36.87%           $13,686.63        $162.58
Total Gain After
Fees and
ExpenseS                                                                  $ 3,686.63
Total Annual
Fees and
Expenses                                                                                   $1,947.49


(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.
(2) Reflects deduction of the maximum initial sales charge.

                                                                             ---

Appendix A



 Class G Shares


     Maximum Sales Charge      Initial Hypothetical Investment Amount      Assumed Rate of Return
--------------------------------------------------------------------------------------------------------
            0.00%                        $10,000.00                                  5%

                  Cumulative
                 Return Before                   Cumulative Return    Hypothetical Year-
                    Fees &        Annual           After Fees &       End Balance After   Annual Fees
      Year         Expenses    Expense Ratio         Expenses          Fees & Expenses   & Expenses/(1)/
--------------------------------------------------------------------------------------------------------
       1              5.00%        1.75%                3.25%             $10,325.00        $177.84
       2             10.25%        1.86%                6.49%             $10,649.21        $195.06
       3             15.76%        1.86%                9.84%             $10,983.59        $201.18
       4             21.55%        1.86%               13.28%             $11,328.47        $207.50
       5             27.63%        1.86%               16.84%             $11,684.19        $214.02
       6             34.01%        1.86%               20.51%             $12,051.07        $220.74
       7             40.71%        1.86%               24.29%             $12,429.48        $227.67
       8             47.75%        1.86%               28.20%             $12,819.76        $234.82
       9             55.13%        1.21%               33.06%             $13,305.63        $158.06
       10            62.89%        1.21%               38.10%             $13,809.91        $164.05
Total Gain After
Fees and
Expenses                                                                  $ 3,809.91
Total Annual
Fees and
Expenses                                                                                   $2,000.94


(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual basis.

---

Notes
-------------------------------------------------------------------------------

================================================================================

                                                                             ---

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.


You can get free copies of annual or semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's transfer agent or visiting the Fund's website at:

Columbia Management Services, Inc.
P. O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:


Columbia Funds Series Trust I: 811-04367


..  Columbia Dividend Income Fund

--------------------------------------------------------------------------------

[LOGO] ColumbiaFunds

       A Member of Columbia Management Group

       (C)2007 Columbia Management Distributors, Inc.
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.columbiafunds.com

                                                             INT-36/116647-0207

Columbia Dividend Income Fund           Prospectus, February 1, 2007
-------------------------------------------------------------------------------


Class Z Shares

Advised by Columbia Management Advisors, LLC

--------------------------------------------------------------------------------
TABLE OF CONTENTS


THE FUND                                  2
--------------------------------------------
Investment Goal.........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  2
Portfolio Holdings Disclosure...........  4
Performance History.....................  4
Your Expenses...........................  6

YOUR ACCOUNT                              8
--------------------------------------------
How to Buy Shares.......................  8
Eligible Investors......................  9
Sales Charges........................... 10
How to Exchange Shares.................. 11
How to Sell Shares...................... 11
Fund Policy on Trading of Fund Shares... 12
Financial Intermediary Payments......... 14
Other Information About Your Account.... 15



MANAGING THE FUND                        18
--------------------------------------------
Investment Advisor...................... 18
Portfolio Managers...................... 18
Legal Proceedings....................... 18

FINANCIAL HIGHLIGHTS                     21
--------------------------------------------

APPENDIX A                               22
--------------------------------------------

Only eligible investors may purchase Class Z shares. See "Your
Account -- Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[GRAPHIC] Not FDIC  May Lose Value
          Insured   No Bank Guarantee

The Fund
-------------------------------------------------------------------------------


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of income-producing (dividend-paying) equity securities, which will consist primarily of common stocks but may also include preferred stocks and convertible securities. The Fund's investment advisor looks for investments that it believes offer prospects for dividend growth and capital appreciation.

The Fund generally will emphasize value stocks, but may purchase growth securities when such securities pay dividends or the advisor believes such securities have particularly good prospects for capital appreciation. In addition to equity securities, the Fund may also invest up to 20% of its net assets in debt securities, including lower-quality debt securities. The Fund may invest up to 20% of its net assets in securities of foreign issuers.

          Value stocks are stocks that appear to be underpriced based on measures such as lower price-to-earnings, price-to-book value and price-to-earnings growth ratios.

          Growth stocks generally offer the potential for strong revenue and earnings, and accompanying capital growth, with less dividend income than value stocks.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values

---

The Fund


of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds, municipal bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities have a higher risk that the issuer of the security may default and not make payment of interest or principal.

Medium-quality debt securities. Medium-quality debt securities, although considered investment grade, may have some speculative characteristics.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more

                                                                             ---

The Fund


limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PORTFOLIO HOLDINGS DISCLOSURE
--------------------------------------------------------------------------------
A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio securities is available in the Fund's Statement of Additional Information. The Fund discloses its complete portfolio holdings as of a month-end on the Fund's website, www.columbiafunds.com, approximately 30 calendar days after such month-end. Additionally, the Fund discloses its largest 15 holdings, as a percent of market value of the Fund's portfolio, as of a month-end on the Fund's website, www.columbiafunds.com, approximately 15 calendar days after such month-end. Once posted, the above information will remain available on such website until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class Z shares compare with those of a broad measure of market performance for one year, five years and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.


          ------------------------------------------------------------

          UNDERSTANDING PERFORMANCE
          Calendar Year Total Returns show the Fund's Class Z share performance for each complete calendar year since the Fund commenced operations. They include the effects of Fund expenses.

          Average Annual Total Returns are a measure of the Fund's Class Z average performance over the past one-year, five-year and life of the Fund periods. They include the effects of Fund expenses.

          The Fund's returns are compared to the Russell 1000 Value Index, an unmanaged index that tracks the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.
          ------------------------------------------------------------




---

The Fund



 Calendar Year Total Returns (Class Z)/(1)/


                                    [CHART]

 1999     2000     2001     2002     2003     2004    2005     2006
------   ------   ------   ------   ------   ------  ------   ------
 0.42%   22.74%    8.63%   -20.30%   21.63%  14.85%   6.62%   20.07%



                     For the periods shown in bar chart:
                     Best quarter: 2nd quarter 2003, +18.51%
                     Worst quarter: 3rd quarter 2002, -19.78%

(1) The calendar year total returns shown for Class Z shares include the returns of Trust Shares of the Galaxy Strategic Equity Fund (the Galaxy
    Fund), the predecessor to the Fund, for periods prior to November 25, 2002, the date on which Class Z shares were initially offered by the Fund. On October 27, 2003, the investment policies of the Fund (formerly known as Columbia Strategic Equity Fund) were modified. As a result, the Fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


 Average Annual Total Returns -- for periods ended December 31, 2006/(1)/



                                                                             Life of
                                                              1 Year 5 Years the Fund
Class Z (%)
 Return Before Taxes                                          20.07    7.34    7.97
 Return After Taxes on Distributions                          19.51    6.97    6.85
 Return After Taxes on Distributions and Sale of Fund Shares  13.72    6.24    6.30
----------------------------------------------------------------------------------------
Russell 1000 Value Index (%)                                  22.25   10.86    8.09/(2)/

(1) The average annual total returns shown include returns of Trust Shares of the Galaxy Fund for periods prior to November 25, 2002, the date on which Class Z shares were initially offered by the Fund. Trust Shares were initially offered by the Galaxy Fund on March 4, 1998. On October 27, 2003, the investment policies of the Fund (formerly known as Columbia Strategic Equity Fund) were modified. As a result, the Fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.
(2) Performance information is from March 4, 1998.

                                                                             ---

The Fund



YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

          ------------------------------------------------------------

          UNDERSTANDING EXPENSES
          Annual Fund Operating Expenses are paid by the Fund. They include management and administration fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns.

          Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions.
          .  $10,000 initial investment
          .  5% total return for each year
          .  Fund operating expenses remain the same
          .  Reinvestment of all dividends and distributions


 Shareholder Fees (paid directly from your investment)



  Maximum sales charge (load) on purchases (%)
  (as a percentage of the offering price)                               0.00
  ---------------------------------------------------------------------------
  Maximum deferred sales charge (load) on redemptions (%)
  (as a percentage of the lesser of purchase price or redemption price) 0.00
  ---------------------------------------------------------------------------
  Redemption fee (%)
  (as a percentage of amount redeemed, if applicable)                   /(1)/


(1) There is a $7.50 charge for wiring sale proceeds to your bank.


---

The Fund



 Annual Fund Operating Expenses (deducted directly from Fund assets)


                Management fees/(1)(2)/ (%)                0.77
                -----------------------------------------------
                Distribution and service (12b-1) fees (%)  0.00
                -----------------------------------------------
                Other expenses (%)                         0.14
                -----------------------------------------------
                Total annual fund operating expenses (%)   0.91
                -----------------------------------------------
                Expense reimbursement/(3)/ (%)            -0.11
                -----------------------------------------------
                Net expenses/(3)/ (%)                      0.80

(1) The Fund pays a management fee of 0.70% and an administrative fee of 0.07%.

(2) The Fund's investment advisor has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average daily net assets. The current breakpoint schedule for the Fund is as follows: 0.70% for assets up to $500 million; 0.65% for assets in excess of $500 million and up to $1 billion; 0.60% for assets in excess of $1 billion and up to $1.5 billion; 0.55% for assets in excess of $1.5 billion and up to $3 billion; 0.53% for assets in excess of $3 billion and up to $6 billion; and 0.51% for assets in excess of $6 billion.
(3) The Fund's investment advisor has contractually agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) do not exceed 0.80% annually through January 31, 2008.


 Example Expenses (your actual costs may be higher or lower)


                        1 Year 3 Years 5 Years 10 Years
                         $82    $279    $493    $1,109


See Appendix A for additional hypothetical investment and expense information.

                                                                             ---

Your Account
-------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------
When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated offering price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, "good form" may mean that you have properly placed your order with Columbia Management Services, Inc., or your financial advisor or the Fund's transfer agent has received your completed application, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

 Outlined below are the various options for buying shares:


Method             Instructions
Through your       Your financial advisor can help you establish your account financial advisor  and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                   your request prior to the close of regular trading on the
                   New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for
                   executing the purchase for you.
-------------------------------------------------------------------------------
By check           For new accounts send a completed application and check
(new account)      made payable to the Fund to Columbia Management Services,
                   Inc., P.O. Box 8081, Boston, MA 02266-8081.
-------------------------------------------------------------------------------
By check           For existing accounts fill out and return the additional
(existing account) investment stub included in your account statement, or send a letter of instruction including your Fund name and
                   account number with a check made payable to the Fund to
                   Columbia Management Services, Inc., P.O. Box 8081, Boston,
                   MA 02266-8081.
-------------------------------------------------------------------------------
By exchange        You or your financial advisor may acquire shares of the
                   Fund for your account by exchanging shares you own in a
                   different fund distributed by Columbia Management
                   Distributors Inc. for shares of the same class of the Fund at no additional cost. To exchange by telephone, call
                   1-800-422-3737. Please see "How to Exchange Shares" for
                   more information.
-------------------------------------------------------------------------------
By wire            You may purchase shares of the Fund by wiring money from
                   your bank account to your Fund account. To wire funds to
                   your Fund account, call 1-800-422-3737 for wiring
                   instructions.
-------------------------------------------------------------------------------
By electronic      You may purchase shares of the Fund by electronically
funds transfer     transferring money from your bank account to your Fund
                   account by calling 1-800-422-3737. An electronic funds
                   transfer may take up to two business days to settle and
                   must be considered in "good form." You must set up this
                   feature prior to your telephone request. Be sure to
                   complete the appropriate section of the application for
                   this feature.
-------------------------------------------------------------------------------
Automatic          You may make monthly or quarterly investments automatically
investment plan    from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                   transfer. Be sure to complete the appropriate section of
                   the application for this feature.
-------------------------------------------------------------------------------
Automated dollar   You may purchase shares of the Fund for your account by
cost averaging     exchanging $100 or more each month from another fund for
                   shares of the same class of the Fund at no additional cost.
                   Exchanges will continue so long as your fund balance is
                   sufficient to complete the transfers. You may terminate
                   your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-345-6611. Be sure to complete the appropriate section of the account application for this feature.
-------------------------------------------------------------------------------
By dividend        You may automatically invest dividends distributed by
diversification    another fund into the same class of shares of the Fund at
                   no additional sales charge. To invest your dividends in the
                   Fund, call 1-800-345-6611.
-------------------------------------------------------------------------------
Through the        You may purchase Fund shares through the internet. You will
internet           be required to accept the terms of an online agreement and to use a password in order to make internet purchases. The transfer agent has procedures in place to authenticate
                   electronic instructions given via the internet. For more
                   information on internet transactions, or to sign up for
                   internet transactions, please call 1-800-345-6611.


---

Your Account



ELIGIBLE INVESTORS
--------------------------------------------------------------------------------

Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. Please read the following section for a more detailed description of the eligibility requirements. The Eligible Investors described below are subject to different minimum initial investment requirements.


Eligibility for certain waivers, exemptions or share classes by new or existing investors may not be readily available or accessible through all intermediaries or all types of accounts offered by a broker/dealer, bank, third-party administrator or other financial institution (each commonly referred to as an "intermediary"). Accessibility of these waivers through a particular intermediary may also change at any time. If you believe you are eligible to purchase shares under a specific exemption, but are not permitted by your intermediary to do so, please contact your intermediary. You may be asked to provide information, including account statements and other records, regarding your eligibility.

Eligible Investors and their applicable investment minimums are as follows:

No minimum initial investment


.. Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover;

.. Any omnibus group retirement plan for which an intermediary or other entity provides services and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the transfer agent; and

.. Health Savings Accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.

$1,000 minimum initial investment

.. Any individual retirement account of an Eligible Investor who would otherwise be subject to a $2,500 minimum initial investment or group retirement plan that is not held in an omnibus manner for which an intermediary or other entity provides services and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the transfer agent.

$2,500 minimum initial investment

.. Any client of Bank of America Corporation or a subsidiary purchasing shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary;

.. Any investor purchasing through a Columbia Management Group state tuition plan organized under Section 529 of the Internal Revenue Code;


.. Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of a fund distributed by Columbia Management Distributors, Inc. (i) who holds Class Z shares; (ii) who held Primary A shares prior to August 22, 2005;
   (iii) who holds Class A shares

                                                                             ---

Your Account


 that were obtained by exchange of Class Z shares; or (iv) who purchased certain no-load shares of a fund merged with a fund distributed by Columbia Management Distributors, Inc.;


.. Any trustee or director (or family member of a trustee or director) of any fund distributed by Columbia Management Distributors, Inc.;


..  Any employee (or family member of an employee) of Bank of America
   Corporation or a subsidiary;


.. Any investor participating in an account offered by an intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Fund's transfer agent (each investor purchasing through an intermediary must independently satisfy the $2,500 minimum investment requirement);

.. Any institutional investor which is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933; and

.. Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations purchasing shares for their own accounts, including Bank of America Corporation, its affiliates, or subsidiaries.

The Fund reserves the right to change the criteria for Eligible Investors and these investment minimums. No minimum investment applies to accounts participating in the automatic investment plan, however, each investment requires a $50 minimum purchase. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


SALES CHARGES
--------------------------------------------------------------------------------
Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.


          ------------------------------------------------------------

          CHOOSING A SHARE CLASS
          The Fund offers one class of shares in this prospectus --
          Class Z.

          The Fund also offers five additional classes of shares -- Class A, B, C, T and G shares are available through separate prospectuses. Each share class has its own sales charge and expense structure.

          Broker-dealers, investment advisers or financial planners selling mutual fund shares may offer their clients more than one class of shares in a fund with different pricing options. This allows you and your financial advisor to choose among different types of sales charges and different levels of ongoing operating expenses, depending on the investment programs your financial advisor offers. Investors should consider carefully any separate transactions and other fees charged by these programs in connection with investing in any available share class before selecting a share class.

          Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.


---

Your Account



HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for Class Z or Class A (only if Class Z is not offered) shares of another fund distributed by Columbia Management
Distributors, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.


Certain restrictions on exchanges may apply to participants in Health Savings Accounts, including the limitation that participants may exchange their shares only for shares of other funds currently enrolled in the program offering the Health Savings Account.

You also may exchange your shares through the internet. You will be required to accept the terms of an online agreement and to use a password in order to make internet exchanges. The transfer agent has procedures in place to authenticate electronic instructions given via the internet. For more information on internet transactions, or to sign up for internet transactions, please call 1-800-345-6611.


HOW TO SELL SHARES
--------------------------------------------------------------------------------
You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price.
"Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, when selling shares by letter of instruction, "good form" means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 10 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.


                                                                             ---

Your Account



 Outlined below are the various options for selling shares:


 Method            Instructions
 Through your      You may call your financial advisor to place your sell
 financial advisor order. To receive the current trading day's price, your financial advisor must receive your request prior to the
                   close of regular trading on the NYSE, usually 4:00 p.m.
                   Eastern time. Your financial advisor may charge you fees
                   for executing a redemption for you.
 ------------------------------------------------------------------------------
 By exchange       You or your financial advisor may sell shares of the Fund
                   by exchanging from the Fund into Class Z shares or Class A shares (only if Class Z is not offered) of another fund
                   distributed by Columbia Management Distributors, Inc. at no additional cost. To exchange by telephone, call
                   1-800-422-3737.
 ------------------------------------------------------------------------------
 By telephone      You or your financial advisor may sell shares of the Fund
                   by telephone and request that a check be sent to your
                   address of record by calling 1-800-422-3737, unless you
                   have notified the Fund of an address change within the
                   previous 30 days. The dollar limit for telephone sales is
                   $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts and Health Savings Accounts. For
                   details, call 1-800-799-7526.
 ------------------------------------------------------------------------------
 By mail           You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign
                   the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another
                   eligible guarantor institution that participates in the
                   Medallion Signature Guarantee Program for amounts over
                   $100,000 or for alternate payee or mailing instructions.
                   Additional documentation is required for sales by
                   corporations, agents, fiduciaries, surviving joint owners
                   and individual retirement account owners. For details, call
                   1-800-345-6611.

                   Mail your letter of instruction to Columbia Management
                   Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
 ------------------------------------------------------------------------------
 By wire           You may sell Fund shares and request that the proceeds be
                   wired to your bank. You must set up this feature prior to
                   your request. Be sure to complete the appropriate section
                   of the account application for this feature. Generally, the value of your redemption must be at least equal to $500 in order to have the sale proceeds wired to your bank. There
                   is a $7.50 charge for wiring sale proceeds to your bank.
                   (The transfer agent may waive this fee for omnibus and
                   nominee accounts.) Your bank may charge additional fees for such wire transfer.
 ------------------------------------------------------------------------------
 By systematic     You may automatically sell a specified dollar amount or
 withdrawal plan   percentage of your account on a monthly, quarterly or
                   semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. The $5,000 minimum
                   account balance requirement is waived for wrap accounts.
                   All dividend and capital gains distributions must be
                   reinvested. Be sure to complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 By electronic     You may sell shares of the Fund and request that the
 funds transfer    proceeds be electronically transferred to your bank.
                   Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                   request. Be sure to complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 Through the       You may sell Fund shares through the internet. You will be
 internet          required to accept the terms of an online agreement and to use a password in order to make internet redemptions. The
                   transfer agent has procedures in place to authenticate
                   electronic instructions given via the internet. For more
                   information on internet transactions, or to sign up for
                   internet transactions, please call 1-800-345-6611.


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------

The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.


The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accents, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia

---

Your Account


Fund (other than a money market fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain Funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.


The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.

Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement plan service providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above. In particular, the Bank of America retirement plan service providers permit the reinstatement of future purchase orders for shares of the Fund following various suspension periods.


The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

                                                                             ---

Your Account




FINANCIAL INTERMEDIARY PAYMENTS
--------------------------------------------------------------------------------
The Fund's distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Fund's distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the money market funds) on an annual basis for payments based on average net assets of the funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the funds (other than the money market funds) attributable to the financial intermediary. The Fund's distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.40% of the total Fund assets for Class Z shares in the program on an annual basis. As of September 1, 2005, the Fund's Board of Trustees has authorized the Fund to pay up to 0.11% of total Fund assets on an annual basis for providing investor services. The amounts in excess of that paid by the Fund will be borne by the Fund's distributor or its affiliates.

The Fund's distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Fund's distributor or its affiliates are paid out of the distributor's or its affiliates' own revenue and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Fund's distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Fund's distributor or its affiliates has agreed to make marketing support payments in the Fund's Statement of Additional Information, which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Fund's distributor and the distributor's affiliates and any services your financial intermediary provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.


---

Your Account



OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
How the Fund's Share Price is Determined The price of the Fund's Class Z shares is based on their net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.


Automatic Sale of Your Shares The Fund will automatically sell your shares if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below $250. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. If your shares are sold, the transfer agent will remit the balance of your account to you. The transfer agent will send you written notification at least 30 days in advance of any such automatic sale, which will provide details on how you can add money to your account in order to avoid such automatic sale. Generally, you may avoid such automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345-6611 or contact your investment professional for more information. The automatic sale of shares of accounts valued at less than $250 will take place in the second quarter of each calendar year.

The Fund may also sell your shares if a financial institution or intermediary instructs the Fund to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the Investment Company Act of 1940 ("ICA").

Minimum Account Balance Fee Beginning in the second quarter of 2007, if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below the minimum initial investment applicable to you, your account will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Contingent deferred sales charges will not be applied to shares


                                                                             ---

Your Account



automatically sold by the Fund. The Fund reserves the right to lower the account size trigger point for the minimum balance fee in any year for any class of shares when the Fund believes it is appropriate to do so in light of declines in the market value of Fund shares or sales loads applicable to a particular class of shares, or for other reasons. The transfer agent will reduce the expenses paid by the Fund for transfer agency services by the amount it collects from assessment of this fee. If the Fund has no transfer agency expenses against which to offset the amount collected through assessment of this fee, the transfer agent will pay such amount directly to the Fund. The transfer agent will send you written notification of the imposition of any such fee, which will provide details on how you can add money to your account in order to avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345-6611 or contact your investment professional for more information.

Exceptions to the Automatic Sale of Your Shares and the Minimum Account Balance Fee The automatic sale of shares of accounts valued at less than $250 and the minimum account balance fee described above do not apply to shareholders holding their shares through broker-dealer networked accounts, wrap fee and omnibus accounts, accounts with active automatic investment plans or payroll deduction plans, accounts that were created by the automatic conversion of Class B shares to Class A shares, accounts that were created by the automatic conversion of Class G shares to Class T shares, certain qualified retirement plans or Health Savings Accounts. The automatic sale of shares of accounts valued at less than $250 does not apply to individual retirement plans.


Share Certificates Share certificates are not available for any class of shares offered by the Fund.

Dividends, Distributions and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

   Dividends      Represents interest and dividends earned from securities
                  held by the Fund, net of expenses incurred by the Fund.
  ----------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.


          ------------------------------------------------------------

          UNDERSTANDING FUND DISTRIBUTIONS
          The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.


---

Your Account



Distribution Options The Fund distributes any dividends quarterly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

 Distribution Options

    Reinvest all distributions in additional shares of your current fund
   --------------------------------------------------------------------------
    Reinvest all distributions in shares of another fund
   --------------------------------------------------------------------------
    Receive dividends in cash (see options below) and reinvest capital gains
   --------------------------------------------------------------------------
    Receive all distributions in cash (with one of the following options):
   .  send the check to your address of record
   .  send the check to a third party address
   .  transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.


Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account or a Health Savings Account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes.

The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.

In general, any distributions of dividends, interest and short-term capital gains (determined by how long the Fund held the investments that generated then) are taxable as ordinary income. Properly designated distributions of long-term capital gains (determined by how long the Fund held the investments that generated then) are generally taxable as such, regardless of how long you have held your Fund shares. Long-term capital gain rates have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years begining before January 1, 2011. For the taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. Distribution are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.


Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws. Foreign persons should consult the Statement of Additional Information.


                                                                             ---

Managing the Fund
-------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Columbia Management Advisors, LLC ("Columbia Advisors"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Advisors is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

For the 2006 fiscal year, aggregate advisory fees paid to Columbia Advisors by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors by the Fund, amounted to 0.70% of average daily net assets of the Fund. A discussion of the factors considered by the Fund's Board of Trustees in approving the Fund's investment advisory contract is included in the Fund's semi-annual report to shareholders for the period ended March 31, 2006.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
Scott L. Davis, vice president of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since November 2001. Mr. Davis has been associated with Columbia Advisors or its predecessors since 1985.


Richard Dahlberg, managing director and head of the Columbia Advisors' Income Strategies team, is a co-manager of the Fund and has co-managed the Fund since October 2003. Mr. Dahlberg has been associated with Columbia Advisors or its predecessors since September 2003. Prior to joining Columbia Advisors in September, 2003, Mr. Dahlberg was with Grantham, Mayo, Van Otterloo & Co. LLC from November 2001 to December 2002.


The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Fund.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see


---

Managing the Fund



below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.


                                                                             ---

Managing the Fund




On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The settlement has not yet been finalized. Any settlement ultimately agreed by the parties will be subject to court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.


---

Financial Highlights
-------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's Class Z financial performance. Information is shown for the last six fiscal periods, which run from October 1 to September 30, unless otherwise indicated. Information for Class Z shares prior to November 25, 2002, the date of reorganization, is for the former Trust shares of the Galaxy Strategic Equity Fund. Certain information reflects financial results for a single Class Z share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which, for the years ended September 30, 2006, 2005 and 2004 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for the period ended September 30, 2003, and the fiscal years ended October 31, 2002 and 2001 has been derived from the Fund's financial statements which have been audited by another independent registered public accounting firm, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report containing those financial statements by calling 1-800-345-6611.


 The Fund


                                                                                   Period ended
                                                        Year ended September 30,   September 30,  Year ended October 31,
                                                        2006     2005    2004/(a)/ 2003/(b)(c)/      2002       2001
                                                       Class Z  Class Z  Class Z      Class Z       Class Z    Class Z
                                                       -------  -------  --------  -------------  -------      -------
 Net asset value --
 Beginning of period ($)                                 12.01    10.80     9.26        8.56       10.03         10.48
------------------------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income/(d)/                             0.28     0.28     0.21        0.15        0.06          0.08
   Net realized and unrealized gain (loss) on
    investments                                           1.47     1.16     1.53        0.72       (1.07)        (0.12)
------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                       1.75     1.44     1.74        0.87       (1.01)        (0.04)
------------------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                            (0.31)   (0.23)   (0.20)      (0.17)      (0.07)        (0.08)
   From net realized gains                                  --       --       --          --       (0.39)        (0.33)
------------------------------------------------------------------------------------------------------------------------
 Total Distributions Declared to Shareholders            (0.31)   (0.23)   (0.20)      (0.17)      (0.46)        (0.41)
------------------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                       13.45    12.01    10.80        9.26        8.56         10.03
------------------------------------------------------------------------------------------------------------------------
  Total return (%)/(e)(f)/                               14.73    13.38    18.93       10.22/(g)/ (11.07)        (0.43)
------------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/ Supplemental Data (%):
   Expenses/(h)/                                          0.80     0.80     1.10        1.02/(i)/   0.82          0.75
   Net investment income/(h)/                             2.27     2.37     1.98        1.89/(i)/   0.63          0.74
   Waiver/reimbursement                                   0.12     0.18     0.05        0.02/(i)/   0.24          0.21
  Portfolio turnover rate (%)                               52       18       44          33/(g)/     65/(j)/       81
  Net assets, end of period (000's) ($)                471,876  358,125   90,269      73,276      19,896       102,909


(a) On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.
(b) The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 25, 2002, Galaxy Strategic Equity Fund, Trust shares were redesignated Liberty Strategic Equity Fund, Class Z shares.
(d) Per share data was calculated using average shares outstanding during the period.

(e) Total return at net asset value assuming all distributions reinvested.
(f) Had the Investment Advisor and/or its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits had an impact of less than 0.01%.
(i) Annualized.
(j) Portfolio turnover rate excludes securities delivered from processing redemptions-in-kind.


                                                                             ---

Appendix A
-------------------------------------------------------------------------------

Hypothetical Investment and Expense Information


The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class Z shares of the Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the Fund, which is the same as those stated in the Annual Fund Operating Expenses table, is presented in the chart, and is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower.


 Class Z Shares

  Maximum Sales Charge    Initial Hypothetical Investment Amount  Assumed Rate of Return
------------------------------------------------------------------------------------------
         0.00%                          $10,000.00                          5%


                  Cumulative
                 Return Before                Cumulative Return Hypothetical Year-
                    Fees &         Annual       After Fees &    End Balance After    Annual Fees
      Year         Expenses    Expense Ratio      Expenses       Fees & Expenses   & Expenses/(1)/
--------------------------------------------------------------------------------------------------
       1             5.00%         0.80%            4.20%           $10,420.00         $ 81.68
       2            10.25%         0.91%            8.46%           $10,846.18         $ 96.76
       3            15.76%         0.91%           12.90%           $11,289.79         $100.72
       4            21.55%         0.91%           17.52%           $11,751.54         $104.84
       5            27.63%         0.91%           22.32%           $12,232.18         $109.13
       6            34.01%         0.91%           27.32%           $12,732.47         $113.59
       7            40.71%         0.91%           32.53%           $13,253.23         $118.23
       8            47.75%         0.91%           37.95%           $13,795.29         $123.07
       9            55.13%         0.91%           43.60%           $14,359.52         $128.10
       10           62.89%         0.91%           49.47%           $14,946.82         $133.34
Total Gain After
Fees and
Expenses                                                            $ 4,946.82
Total Annual
Fees and
Expenses                                                                              $1,109.46


(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

---

Notes
-------------------------------------------------------------------------------

================================================================================

                                                                             ---

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.


You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's transfer agent or visiting the Fund's website at:

Columbia Management Services, Inc.
P. O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:


Columbia Funds Series Trust I: 811-04367


..  Columbia Dividend Income Fund

--------------------------------------------------------------------------------

[LOGO] ColumbiaFunds

       A Member of Columbia Management Group

       (C)2007 Columbia Management Distributors, Inc.
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.columbiafunds.com

                                                             INT-36/116540-0207

Columbia Asset Allocation Fund          Prospectus, February 1, 2007
-------------------------------------------------------------------------------


Class A, B and C Shares

Advised by Columbia Management Advisors, LLC

--------------------------------------------------------------------------------
TABLE OF CONTENTS



THE FUND                                  2
--------------------------------------------
Investment Goals........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  3
Portfolio Holdings Disclosure...........  5
Performance History.....................  6
Your Expenses...........................  9

YOUR ACCOUNT                             11
--------------------------------------------
How to Buy Shares....................... 11
Investment Minimums..................... 12
Sales Charges........................... 12
How to Exchange Shares.................. 16
How to Sell Shares...................... 16
Fund Policy on Trading of Fund Shares... 17
Distribution and Service Fees........... 19
Other Information About Your Account.... 20



MANAGING THE FUND                        24
--------------------------------------------
Investment Advisor...................... 24
Portfolio Managers...................... 24
Legal Proceedings....................... 28

FINANCIAL HIGHLIGHTS                     30
--------------------------------------------

APPENDIX A                               34
--------------------------------------------

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Not FDIC Insured May Lose Value
               No Bank Guarantee

The Fund
-------------------------------------------------------------------------------

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks a high total return by providing both a current level of income that is greater than that provided by popular stock market averages, as well as long-term growth in the value of the Fund's assets.

          Current income includes both dividends from stocks and interest income from fixed income securities, after deducting Fund expenses.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund's investment advisor allocates the Fund's assets among various classes of equity and debt securities, including: large capitalization (large-cap) growth stocks, large-cap value stocks, middle capitalization (mid-cap) growth stocks, mid-cap value stocks, small capitalization (small-cap) growth stocks, small-cap value stocks, foreign securities, investment grade bonds, and non-investment grade bonds. Each asset class is managed by a separate portfolio manager or team with experience in investing in that particular class.

The Fund's lead portfolio manager will allocate the Fund's assets among the various asset classes. The lead portfolio manager will adjust the number of asset classes, as well as the portion of the Fund's assets allocated to each asset class, from time to time, based on his assessment of such factors as relative attractiveness, valuation, fundamentals, quantitative analyses and economic and market expectations.

In selecting equity securities, the advisor favors stocks with long-term growth potential that are expected to outperform their peers over time. The advisor also forecasts the direction and degree of change in long-term interest rates to help in the selection of debt securities. Investment grade debt securities purchased by the Fund will have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or will be unrated securities determined by the advisor to be of comparable quality. When deemed appropriate by the advisor, however, the Fund may invest up to 10% of its net assets in non-investment grade debt securities that are rated below BBB by S&P or Baa by Moody's or are unrated securities judged by the advisor to be of comparable quality (also known as "junk bonds"). The Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times. The Fund may also participate in mortgage dollar rolls.

The Fund may invest up to 25% of its net assets in foreign securities.

The Fund may invest up to 10% of its net assets in exchange-traded funds, such as iShares/SM/. Exchange-traded funds are shares of investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ(R) National Market System. iShares, which are traded on the American Stock Exchange, are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the Morgan Stanley Capital International indices for various countries and regions. The Fund will sell a portfolio security when, as a result of changes in the economy, the advisor determines it is appropriate to revise the allocation of the Fund's assets between stocks and bonds. A security may also be sold as a result of an actual or expected deterioration in the performance of the security or in the financial condition of the issuer of the security.


As part of its investment strategy, the Fund may buy and sell securities frequently. Such trading usually increases portfolio turnover rates, which usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Such trading may also result in higher brokerage commissions and other transaction costs and additional tax liability, which could reduce the Fund's returns.


---

The Fund



At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goals.


In seeking to achieve its investment goals, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goals or investment strategies.


The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and nonhedging purposes, such as to adjust to the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds, municipal bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

                                                                             ---

The Fund



Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

The Fund may invest in real estate investment trusts (REITs). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

---

The Fund



Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.


Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PORTFOLIO HOLDINGS DISCLOSURE
--------------------------------------------------------------------------------
A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio securities is available in the Fund's Statement of Additional Information. The Fund discloses its complete portfolio holdings as of a month-end on the Fund's website, www.columbiafunds.com, approximately 30 calendar days after such month-end. Additionally, the Fund discloses its largest 5 equity holdings, as a percent of market value of the Fund's portfolio, as of a month-end on the Fund's website, www.columbiafunds.com, approximately 15 calendar days after such month-end. Once posted, the above information will remain available on such website until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.


                                                                             ---

The Fund



PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares, excluding sales charges. The performance table following the bar chart shows how the Fund's average annual total returns for Class A, B and C shares, including sales charges, compare with those of broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted below, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.


          ------------------------------------------------------------

          UNDERSTANDING PERFORMANCE
          Calendar Year Total Returns show the Fund's Class A share performance for each of the last ten complete calendar years. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

          Average Annual Total Returns are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges.

          The Fund's returns are compared to the Standard & Poor's 500 Index (S&P Index), which tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Fund's returns are also compared to the Lehman Brothers U.S. Aggregate Bond Index (Lehman Index), a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.


---

The Fund



 Calendar Year Total Returns (Class A)/(1)/


                                    [CHART]

 1997    1998    1999   2000   2001    2002    2003     2004   2005    2006
------  ------  ------  -----  -----  ------  -------  ------  -----   -----
19.76%  17.80%  7.42%   1.96%  -8.24% -15.60% 19.03%    9.27%  5.27%   11.14%




                     For the periods shown in bar chart:
                     Best quarter: 4th quarter 1998, +11.80%
                     Worst quarter: 3rd quarter 2002, -9.56%


(1) The calendar year total returns shown for Class A shares include the returns of Prime A shares of the Galaxy Asset Allocation Fund (the Galaxy
    Fund), the predecessor to the Fund, for periods prior to November 18, 2002, the date on which Class A shares were initially offered by the Fund. The returns shown for Class A shares also include the returns of Retail A shares of the Galaxy Fund for periods prior to the inception of Prime A shares (November 1, 1998). Class A shares generally would have had substantially similar returns to Prime A and Retail A shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class A shares exceed expenses paid by Prime A or Retail A shares. Retail A shares of the Galaxy Asset Allocation Fund were initially offered on December 30, 1991.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                             ---

The Fund




 Average Annual Total Returns -- for periods ended December 31, 2006/(1)/



                                                               1 Year  5 Years   10 Years
Class A (%)
  Return Before Taxes                                           4.78   3.89/(1)/   5.55/(1)/
  Return After Taxes on Distributions                           3.00   2.90/(1)/   4.23/(1)/
  Return After Taxes on Distributions and Sale of Fund Shares   4.42   3.00/(1)/   4.20/(1)/
--------------------------------------------------------------------------------------------
Class B (%)
  Return Before Taxes                                           5.31   4.07/(1)/   5.56/(1)/
  Return After Taxes on Distributions                           3.61   3.25/(1)/   4.43/(1)/
  Return After Taxes on Distributions and Sale of Fund Shares   4.75   3.25/(1)/   4.33/(1)/
--------------------------------------------------------------------------------------------
Class C (%)
  Return Before Taxes                                           9.38   4.41/(1)/   5.56/(1)/
  Return After Taxes on Distributions                           7.68   3.60/(1)/   4.43/(1)/
  Return After Taxes on Distributions and Sale of Fund Shares   7.39   3.55/(1)/   4.34/(1)/
--------------------------------------------------------------------------------------------
S&P Index (%)                                                  15.80   6.19        8.42
--------------------------------------------------------------------------------------------
Lehman Index (%)                                                4.33   5.06        6.24


(1) The returns for Class A and Class B shares include the returns of Prime A shares (for Class A shares) and Prime B shares (for Class B shares) of the Galaxy Asset Allocation Fund for periods prior to November 18, 2002, the date on which Class A and Class B shares were initially offered by the fund. The returns shown for Class A shares and Class B shares also include the returns of Retail A shares of the Galaxy Asset Allocation Fund (adjusted, as necessary, to reflect the sales charges applicable to Class A shares and Class B shares, respectively), for periods prior to the inception of Prime A shares and Prime B shares (November 1, 1998). Class A and Class B shares generally would have had substantially similar returns to Prime A shares, Prime B shares and Retail A shares because they would have been invested in the same portfolio of securities, although returns would have been lower to the extent that expenses for Class A and Class B shares exceed expenses paid by Prime A shares and Retail A shares. The returns shown for Class C shares include the returns of Prime B shares of the Galaxy Asset Allocation Fund (adjusted to reflect the sales charge applicable to Class C shares) for periods prior to November 18, 2002, the date on which Class C shares were initially offered by the Fund. The returns shown for Class C shares also include the returns of Retail A Shares of the Galaxy Asset Allocation Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to the date of inception of Prime B shares (November 1, 1998). Class C shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class C shares exceed expenses paid by Retail A or Prime B shares. Retail A shares of the Galaxy Asset Allocation Fund were initially offered on December 30, 1991.


---

The Fund



YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

          ------------------------------------------------------------

          UNDERSTANDING EXPENSES
          Sales Charges are paid directly by shareholders to Columbia Management Distributors, Inc., the Fund's distributor.

          Annual Fund Operating Expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns.

          Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:
          .  $10,000 initial investment
          .  5% total return for each year
          .  Fund operating expenses remain the same
          .  Reinvestment of all dividends and distributions
          . Class B shares convert to Class A shares after eight years.


 Shareholder Fees (paid directly from your investment)



                                                                       Class A   Class B Class C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                5.75       0.00    0.00
------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)  1.00/(1)/  5.00    1.00
------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                      /(2)/    /(2)/   /(2)/


(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase.
(2) There is a $7.50 charge for wiring sale proceeds to your bank.


                                                                             ---

The Fund



 Annual Fund Operating Expenses (deducted directly from Fund assets)


                                                 Class A   Class B Class C
      Management fee/(1)(2)/ (%)                 0.72       0.72    0.72
      --------------------------------------------------------------------
      Distribution and service (12b-1) fees (%)  0.25/(3)/  1.00    1.00
      --------------------------------------------------------------------
      Other expenses/(4)/ (%)                    0.36       0.36    0.36
      --------------------------------------------------------------------
      Acquired fund fees and expenses/(5)/         --         --      --
      --------------------------------------------------------------------
      Total annual fund operating expenses (%)   1.33       2.08    2.08


(1) The Fund pays a management fee of 0.65% and an administration fee of 0.07%.
(2) The Fund's investment advisor has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average net assets. The current breakpoint schedule for the Fund is as follows: 0.65% for assets up to $500 million; 0.60% for assets in excess of $500 million and up to $1 billion; 0.55% for assets in excess of $1 billion and up to $1.5 billion; 0.50% for assets in excess of $1.5 billion and up to $3 billion; 0.48% for assets in excess of $3 billion and up to $6 billion; and 0.46% for assets in excess of $6 billion.
(3) The Fund may pay distribution and service (12b-1) fees of up to a maximum of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but will limit such fees to an aggregate of not more than 0.25% for Class A shares during the current fiscal year.
(4) Other expenses have been restated to reflect contractual changes to the fees paid by the Fund.
(5) Amounts less than 0.01% are shown as dashes (--) in "Acquired fund fees and expenses" but are included in "Other expenses".


 Example Expenses (your actual costs may be higher or lower)


       Class                             1 Year 3 Years 5 Years 10 Years
       Class A                            $703   $972   $1,262   $2,084
       -----------------------------------------------------------------
       Class B: did not sell your shares  $211   $652   $1,119   $2,219
                sold all your shares at
                the end of the period     $711   $952   $1,319   $2,219
       -----------------------------------------------------------------
       Class C: did not sell your shares  $211   $652   $1,119   $2,410
                sold all your shares at
                the end of the period     $311   $652   $1,119   $2,410


See Appendix A for additional hypothetical investment and expense information.

---

Your Account
-------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, "good form" may mean that you have properly placed your order with your financial advisor or the Fund's transfer agent has received your completed application, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

 Outlined below are the various options for buying shares:


Method             Instructions
Through your       Your financial advisor can help you establish your account financial advisor  and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                   your request prior to the close of regular trading on the
                   New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for
                   executing the purchase for you.
-------------------------------------------------------------------------------
By check           For new accounts, send a completed application and check
(new account)      made payable to the Fund to the transfer agent, Columbia
                   Management Services, Inc., P.O. Box 8081, Boston, MA
                   02266-8081.
-------------------------------------------------------------------------------
By check           For existing accounts, fill out and return the additional
(existing account) investment stub included in your account statement, or send a letter of instruction including your Fund name and
                   account number with a check made payable to the Fund to
                   Columbia Management Services, Inc., P.O. Box 8081, Boston,
                   MA 02266-8081.
-------------------------------------------------------------------------------
By exchange        You or your financial advisor may acquire shares of the
                   Fund for your account by exchanging shares you own in a
                   different fund distributed by Columbia Management
                   Distributors, Inc. for shares of the same class (and in
                   some cases, certain other classes) of the Fund at no
                   additional cost. An exchange from another fund may incur a sales charge if the original purchase was not assessed a
                   sales charge. To exchange by telephone, call 1-800-422-3737.
-------------------------------------------------------------------------------
By wire            You may purchase shares of the Fund by wiring money from
                   your bank account to your Fund account. To wire funds to
                   your Fund account, call 1-800-422-3737 for wiring
                   instructions.
-------------------------------------------------------------------------------
By electronic      You may purchase shares of the Fund by electronically
funds transfer     transferring money from your bank account to your Fund
                   account by calling 1-800-422-3737. An electronic funds
                   transfer may take up to two business days to settle and
                   must be considered in ''good form.'' You must set up this
                   feature prior to your telephone request. Be sure to
                   complete the appropriate section of the application for
                   this feature.
-------------------------------------------------------------------------------
Automatic          You may make monthly or quarterly investments automatically
investment plan    from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                   transfer. Be sure to complete the appropriate section of
                   the application for this feature.
-------------------------------------------------------------------------------
Automated dollar   You may purchase shares of the Fund for your account by
cost averaging     exchanging $100 or more each month from another fund for
                   shares of the same class of the Fund at no additional cost.
                   Exchanges will continue so long as your fund balance is
                   sufficient to complete the transfers. You may terminate
                   your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-345-6611. There may
                   be an additional sales charge if exchanging from a money
                   market fund. Be sure to complete the appropriate section of the account application for this feature.
-------------------------------------------------------------------------------
By dividend        You may automatically invest dividends distributed by
diversification    another fund into the same class of shares (and, in some
                   cases, certain other classes) of the Fund at no additional sales charge. There may be an additional sales charge if
                   automatically investing dividends from a money market fund.
                   To invest your dividends in the Fund, call 1-800-345-6611.
-------------------------------------------------------------------------------
Through the        You may purchase Fund shares through the internet. You will
Internet           be required to accept the terms of an online agreement and to use a password in order to make internet purchases. The transfer agent has procedures in place to authenticate
                   electronic instructions given via the internet. For more
                   information on internet transactions, or to sign up for the internet transactions, please call 1-800-345-6611.


                                                                             ---

Your Account



INVESTMENT MINIMUMS
--------------------------------------------------------------------------------

The minimum initial investment for Class A, Class B and Class C shares generally is $2,500. For individual retirement plans (including traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts) and non-omnibus group retirement accounts, the minimum initial investment is $1,000. For non-omnibus group retirement plans, the initial investment minimums are determined based on the plan's investment rather than the investment of its individual participants. For investors establishing an automatic investment plan, the minimum initial investment is $50. There is no minimum initial investment for omnibus accounts, wrap accounts or Health Savings Accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.

The minimum investment for additional purchases of Class A, Class B and Class C shares is $50 for all investors subject to a minimum initial investment.

The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


Please see the Statement of Additional Information for more details on investment minimums.

SALES CHARGES
--------------------------------------------------------------------------------

You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge ("CDSC") when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be reduced or waived, as described below and in the Statement of Additional Information. The Board of Trustees has waived sales charges for Health Savings Accounts.



          ------------------------------------------------------------

          CHOOSING A SHARE CLASS
          The Fund offers three classes of shares in this prospectus -- Class A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Purchases of $50,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.

          The Fund also offers three additional classes of shares -- Class T, G and Z shares, exclusively to certain institutional and other investors. Class T, G and Z shares are made available through separate prospectuses provided to eligible institutional and other investors.



Class A shares Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to your financial advisor on your purchase of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.


---

Your Account



 Class A Sales Charges

                                                             % of offering
                                       As a % of                 price
                                       the public   As a %    retained by
                                        offering   of your     financial
      Amount purchased                   price    investment    advisor
      Less than $50,000                   5.75       6.10        5.00
      --------------------------------------------------------------------
      $50,000 to less than $100,000       4.50       4.71        3.75
      --------------------------------------------------------------------
      $100,000 to less than $250,000      3.50       3.63        2.75
      --------------------------------------------------------------------
      $250,000 to less than $500,000      2.50       2.56        2.00
      --------------------------------------------------------------------
      $500,000 to less than $1,000,000    2.00       2.04        1.75
      --------------------------------------------------------------------
      $1,000,000 or more                  0.00       0.00        0.00


Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $50 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee-based program or to Health Savings Accounts.


For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

 Purchases Over $1 Million


                Amount purchased                    Commission %
                $1 million to less than $3 million      1.00
                ------------------------------------------------
                $3 million to less than $50 million     0.50
                ------------------------------------------------
                $50 million or more                     0.25



For group retirement plans, financial advisors are eligible to receive a 1.00% commission from the distributor on purchases, including those investments less than $1 million, that are coded as commission eligible trades.

In determining the commission payable to a financial adviser in the table above, the breakpoint discount policies described herein under "Reduced Sales Charges for Larger Investments" shall apply.


          ------------------------------------------------------------

          UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES
          Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

                                                                             ---

Your Account



Reduced Sales Charges for Larger Investments.

  A. What are the principal ways to obtain a breakpoint discount?

There are two principal ways you may pay a lower sales charge (often referred to as "breakpoint discounts") when purchasing Class A shares of the Fund and other funds in the Columbia family of funds.


Rights of Accumulation The value of eligible accounts maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart on the previous page) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price.


Statement of Intent You also may pay a lower sales charge when purchasing
Class A shares by signing a Statement of Intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the Statement of Intent within 13 months. As described in the chart on the previous page, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, the Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information.

  B. What accounts are eligible for breakpoint discounts?

The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

   .  Individual accounts

   .  Joint accounts

   .  Certain IRA accounts

   .  Certain trusts

   .  UTMA/UGMA accounts


For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father-in-law and mother-in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Columbia fund shares. An account is not eligible to the extent it holds an institutional class of shares of a Columbia money market fund or Class R shares of any Columbia fund. The value of your investment in a non-institutional class of a Columbia money market fund held in an eligible account may be aggregated with your investments in other funds in the Columbia family of funds to obtain a breakpoint discount through a Right of Accumulation. Non-institutional class investments in Columbia money market funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission.


  C. How do I obtain a breakpoint discount?

The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia family of funds. To obtain any of the above breakpoint discounts, you must notify your financial

---

Your Account


advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's transfer agent, Columbia Management Services, Inc., you will need to provide the foregoing information to a Columbia Management Services, Inc. representative at the time you purchase shares.

  D. How can I obtain more information about breakpoint discounts?


Certain investors, including affiliates of the Funds, broker/dealers and their affiliates, investors in wrap-fee programs, through fee-based advisers or certain retirement plans, certain shareholders of funds that were reorganized into the Fund as well as investors using the proceeds of redemptions of Fund shares or of certain Bank of America trust or similar accounts, may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. CDSCs may also be waived for redemptions under a systematic withdrawal program, in connection with the death or post-purchase disability of a shareholder, certain medical expenses, charitable gifts, involuntary and tax-related redemptions, or when the selling broker/dealer has agreed to waive or return its commission. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611.

Class B shares Your purchases of Class B shares are at Class B's net asset value. Purchases up to $50,000 are allowed in Class B shares assuming the combined value of the customer's total assets in the Columbia funds does not reach $50,000. Purchases in Class B shares that bring the combined value of a customer's total assets to $50,000 or above will be rejected. A customer's total assets may include accounts for immediate family members. Group plan accounts are valued at the plan level. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission of 4.00% on sales of Class B shares.


 Class B Sales Charges

                                                          % deducted when
       Holding period after purchase                      shares are sold
       Through first year                                      5.00
       ------------------------------------------------------------------
       Through second year                                     4.00
       ------------------------------------------------------------------
       Through third year                                      3.00
       ------------------------------------------------------------------
       Through fourth year                                     3.00
       ------------------------------------------------------------------
       Through fifth year                                      2.00
       ------------------------------------------------------------------
       Through sixth year                                      1.00
       ------------------------------------------------------------------
       Longer than six years                                   0.00



Automatic conversion to Class A shares occurs eight years after purchase.

Class C shares Your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they

                                                                             ---

Your Account


are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor an up-front commission of 1.00% on sales of Class C shares, as described in the chart below.

 Class C Sales Charges

                                                          % deducted when
       Holding period after purchase                      shares are sold
       Through first year                                      1.00
       ------------------------------------------------------------------
       Longer than one year                                    0.00

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another fund distributed by Columbia
Management Distributors, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.


Certain restrictions on exchanges may apply to participate in Health Savings Accounts, including the limitations that participants may exchange their shares only for shares of other funds currently enrolled in the program offering the Health Savings Account.

You also may exchange your shares through the internet. You will be required to accept the terms of an online agreement and to use a password in order to make internet exchanges. The transfer agent has procedures in place to authenticate electronic instructions given via the internet. For more information on internet transactions, or to sign up for internet transactions, please call 1-800-345-6611.


HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, when selling shares by letter of instruction, "good form" means
(i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) if applicable, you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

---

Your Account




The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 10 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non- Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.


 Outlined below are the various options for selling shares:


 Method            Instructions
 Through your      You may call your financial advisor to place your sell
 financial advisor order. To receive the current trading day's price, your financial advisor must receive your request prior to the
                   close of regular trading on the NYSE, usually 4:00 p.m.
                   Eastern time. Your financial advisor may charge you fees
                   for executing a redemption for you.
 ------------------------------------------------------------------------------
 By exchange       You or your financial advisor may sell shares of the Fund
                   by exchanging from the Fund into the same share class (and, in some cases, certain other classes) of another fund
                   distributed by Columbia Management Distributors, Inc. at no additional cost. To exchange by telephone, call
                   1-800-422-3737.
 ------------------------------------------------------------------------------
 By telephone      You or your financial advisor may sell shares of the Fund
                   by telephone and request that a check be sent to your
                   address of record by calling 1-800-422-3737, unless you
                   have notified the Fund of an address change within the
                   previous 30 days. The dollar limit for telephone sales is
                   $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts and Health Savings Accounts. For
                   details, call 1-800-799-7526.
 ------------------------------------------------------------------------------
 By mail           You may send a signed letter of instruction or, if
                   applicable, stock power form along with any share
                   certificates to be sold to the address below. In your
                   letter of instruction, note the Fund's name, share class,
                   account number, and the dollar value or number of shares
                   you wish to sell. All account owners must sign the letter.
                   Signatures must be guaranteed by either a bank, a member
                   firm of a national stock exchange or another eligible
                   guarantor that participates in the Medallion Signature
                   Guarantee Program for amounts over $100,000 or for
                   alternate payee or mailing instructions. Additional
                   documentation is required for sales by corporations,
                   agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.

                   Mail your letter of instruction to Columbia Management
                   Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
 ------------------------------------------------------------------------------
 By wire           You may sell Fund shares and request that the proceeds be
                   wired to your bank. You must set up this feature prior to
                   your request. Be sure to complete the appropriate section
                   of the account application for this feature. Generally, the value of your redemptions must be at least equal to $500 in order to have the sale proceeds wired to your bank. There
                   is a $7.50 charge for wiring sale proceeds to your bank.
                   (The transfer agent may waive this fee for omnibus and
                   nominee accounts.) Your bank may charge additional fees for such wire transfer.
 ------------------------------------------------------------------------------
 By systematic     You may automatically sell a specified dollar amount or
 withdrawal plan   percentage of your account on a monthly, quarterly or
                   semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. The $5,000 minimum
                   account balance requirement has been waived for wrap
                   accounts. This feature is not available if you hold your
                   shares in certificate form. All dividend and capital gains distributions must be reinvested. Be sure to complete the
                   appropriate section of the account application for this
                   feature.
 ------------------------------------------------------------------------------
 By electronic     You may sell shares of the Fund and request that the
 funds transfer    proceeds be electronically transferred to your bank.
                   Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                   request. Be sure to complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 Through the       You may sell Fund shares through the internet. You will be
 Internet          required to accept the terms of an online agreement and to use a password in order to make internet redemptions. The
                   transfer agent has procedures in place to authenticate
                   electronic instructions given via the internet. For more
                   information on internet transactions, or to sign up for
                   internet transactions, please call 1-800-345-6611.


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market

                                                                             ---

Your Account


timing. The Board of Trustees of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.

The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single-round-trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.


The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.

Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement plan service providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above. In particular,


---

Your Account



the Bank of America retirement plan service provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.


The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
Rule 12b-1 Plan The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.10% for Class A shares and 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. The Fund's Board of Trustees currently limits total payments under the Rule 12b-1 plan for Class A shares to 0.25% annually. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after eight years, eliminating a portion of the distribution fee upon conversion.


Financial Intermediary Payments The Fund's distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Fund's distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the money market funds) on an annual basis for payments based on average net assets of the funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the funds (other than the money market funds) attributable to the financial intermediary. The Fund's distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund


                                                                             ---

Your Account



assets for Class A, B and C shares in the program on an annual basis. As of September 1, 2005, the Fund's Board of Trustees has authorized the Fund to pay up to 0.11% of total Fund assets on an annual basis for providing investor services. The amounts in excess of that paid by the Fund will be borne by the Fund's distributor or its affiliates.

The Fund's distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Fund's distributor or its affiliates are paid out of the distributor's or its affiliates' own revenue and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Fund's distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Fund's distributor or its affiliates has agreed to make marketing support payments in the Fund's Statement of Additional Information, which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Fund's distributor and the distributor's affiliates and any services your financial intermediary provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
How the Fund's Share Price is Determined The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security.

---

Your Account



You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.


Automatic Sale of Your Shares The Fund will automatically sell your shares if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below $250. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. If your shares are sold, the transfer agent will remit the balance of your account to you. The transfer agent will send you written notification at least 30 days in advance of any such automatic sale, which will provide details on how you can add money to your account in order to avoid such automatic sale. Generally, you may avoid such automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345-6611 or contact your investment professional for more information. The automatic sale of shares of accounts valued at less than $250 will take place in the second quarter of each calendar year.

The Fund may also sell your shares if a financial institution or intermediary instructs the Fund to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the Investment Company Act of 1940 ("ICA").

Minimum Account Balance Fee Beginning in the second quarter of 2007, if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below the minimum initial investment applicable to you, your account will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. The Fund reserves the right to lower the account size trigger point for the minimum balance fee in any year for any class of shares when the Fund believes it is appropriate to do so in light of declines in the market value of Fund shares or sales loads applicable to a particular class of shares, or for other reasons. The transfer agent will reduce the expenses paid by your Fund for transfer agency services by the amount it collects from assessment of this fee. If your Fund has no transfer agency expenses against which to offset the amount collected through assessment of this fee, the transfer agent will pay such amount directly to your Fund. The transfer agent will send you written notification of the imposition of any such fee, which will provide details on how you can add money to your account in order to avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345-6611 or contact your investment professional for more information.

Exceptions to the Automatic Sale of Your Shares and the Minimum Account Balance Fee The automatic sale of shares of accounts valued at less than $250 and the minimum account balance fee described above do not apply to shareholders holding their shares through broker-dealer networked accounts, wrap fee and omnibus accounts, accounts with active automatic investment plans or payroll deduction plans, accounts that were created by the automatic conversion of Class B shares to Class A shares, accounts that were created by the automatic conversion of Class G shares to Class T shares and certain qualified retirement plans. The automatic sale of shares of accounts valued at less than $250 does not apply to individual retirement plans.


                                                                             ---

Your Account




Share Certificates Share certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you will not be able to sell your shares until you have returned them to the transfer agent.


Dividends, Distributions and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

   Dividends      Represents interest and dividends earned from securities
                  held by the Fund, net of expenses incurred by the Fund.
  ----------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.


          ------------------------------------------------------------

          UNDERSTANDING FUND DISTRIBUTIONS
          The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.


Distribution Options The Fund distributes any dividends quarterly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

 Distribution Options

    Reinvest all distributions in additional shares of your current fund
  ---------------------------------------------------------------------------
    Reinvest all distributions in shares of another fund
  ---------------------------------------------------------------------------
    Receive dividends in cash (see options below) and reinvest capital gains
  ---------------------------------------------------------------------------
    Receive all distributions in cash (with one of the following options):
  .  send the check to your address of record
  .  send the check to a third party address
  .  transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.


Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account, or a Health Savings Account regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes.

The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.


---

Your Account




In general, any distributions of dividends, interest and short-term capital gains (determined by how long the Fund held the investments that generated them) are taxable as ordinary income. Properly designated distributions of long-term capital gains (determined by how long the Fund held the investments that generated them) are generally taxable as such, regardless of how long you have held your Fund shares. Long-term capital gain rates have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2011. For the taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.


Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws. Foreign persons should consult the Statement of Additional Information.


                                                                             ---

Managing the Fund
-------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Columbia Management Advisors, LLC ("Columbia Advisors"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Advisors is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.




For the 2006 fiscal year, aggregate advisory fees paid to Columbia Advisors by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors by the Fund, amounted to 0.65% of average daily net assets of the Fund. A discussion of the factors considered by the Fund's Board of Trustees in approving the Fund's investment advisory contract is included in the Fund's semi-annual report to shareholders for the period ended March 31, 2006.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
Vikram J. Kuriyan, PhD, a managing director of Columbia Management Advisors,
LLC ("Columbia Advisors"), is the lead manager for the Fund and has managed the Fund since August, 2005. Dr. Kuriyan has been associated with Columbia Advisors or its predecessors since January, 2000.

Karen Wurdack, PhD, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since August, 2005. Dr. Wurdack has been associated with Columbia Advisors or its predecessors since August, 1993.

Drs. Kuriyan and Wurdack are responsible for allocating the Fund's assets among the various asset classes, while investment decisions for the portion of the Fund's assets allocated to each asset class will be made by investment professionals with particular expertise in such asset class.

The asset classes, and the persons responsible for managing the Fund's assets allocated to each particular asset class, are as follows:



Large-cap growth stocks Paul J. Berlinguet, Edward P. Hickey, Roger R. Sullivan,
                        Mary-Ann Ward and John T. Wilson

Large-cap value stocks  Lori J. Ensinger, Diane L. Sobin, David I. Hoffman and
                        Noah J. Petrucci

Mid-cap value stocks    Diane L. Sobin, David I. Hoffman, Lori J. Ensinger and
                        Noah J. Petrucci

Mid-cap growth stocks   Wayne M. Collette and George J. Myers

Small-cap growth stocks Christian Pineno, Daniel H. Cole, Daniele M. Donahoe, Jon
                        Michael Morgan and Clifford D. Siverd


          Small-cap value stocks Stephen D. Barbaro and Jeremy Javidi


Foreign securities         Fred Copper, Jasmine (Weili) Huang, Timothy R. Anderson,
                           Paul J. DiGiacomo and Daisuke Nomoto

Investment grade bonds     Leonard A. Aplet

Non-investment grade bonds Kevin L. Cronk and Thomas A. LaPointe


---

Managing the Fund




Paul J. Berlinguet, a senior vice president of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Fund since October, 2003.
Mr. Berlinguet is also a co-manager for the portion of the Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Fund since December, 2005. Mr. Berlinguet has been associated with Columbia Advisors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003.


Edward P. Hickey, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Fund since June, 2005. Mr. Hickey has been associated with Columbia Advisors or its predecessors since November, 1998.

Roger R. Sullivan, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Fund since June, 2005. Mr. Sullivan has been associated with Columbia Advisors or its predecessors since January, 2005. Prior to January, 2005, Mr. Sullivan was a senior vice president with Putnam Investments from December, 1994 to December, 2004.

Mary-Ann Ward, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Fund since June, 2005. Ms. Ward has been associated with Columbia Advisors or its predecessors since July, 1997.

John T. Wilson, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the large-cap growth stocks category and has co-managed the Fund since August, 2005. Mr. Wilson has been associated with Columbia Advisors or its predecessors since July, 2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.


Lori J. Ensinger, a managing director of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the mid-cap value stocks category and has co-managed the Fund since September, 2004. Ms. Ensinger is also a co-manager for the portion of the Fund allocated to the large-cap value stocks category and has co-managed that portion of the Fund since September, 2005. Ms. Ensinger has been associated with Columbia Advisors or its predecessors since August, 2001.

Diane L. Sobin, a director of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the mid-cap value stocks category and has co-managed the Fund since September, 2004. Ms. Sobin is also a co-manager for the portion of the Fund allocated to the largecap value stocks category and has co-managed that portion of the Fund since September, 2005. Ms. Sobin has been associated with Columbia Advisors or its predecessors since August, 2001.

David I. Hoffman, a director of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the mid-cap value stocks category and has co-managed the Fund since September, 2004. Mr. Hoffman is also a co-manager for the portion of the Fund allocated to the large-cap value stocks category and has co-managed that portion of the Fund since September, 2005. Mr. Hoffman has been associated with Columbia Advisors or its predecessors since August, 2001.


Noah J. Petrucci, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the mid-cap value stocks category and has co-managed the Fund since September, 2004. Mr. Petrucci is also a co-manager for the portion of the Fund allocated to the large-cap value stocks category and has co-managed that

                                                                             ---

Managing the Fund


portion of the Fund since September, 2005. Mr. Petrucci has been associated with Columbia Advisors or its predecessors since February, 2002. Prior to February, 2002, Mr. Petrucci was employed by Zurich Scudder Investments, Inc. from October, 1996, serving most recently as a product specialist/portfolio manager from April, 2001 to February, 2002.


Wayne M. Collette, a vice president of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the mid-cap growth stocks category and has managed or co-managed that portion of the Fund since February, 2006.
Mr. Collette has been associated with Columbia Advisors or its predecessors since 2001.


George J. Myers, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the mid-cap growth stocks category and has managed or co-managed that portion of the Fund since February, 2006. Mr. Myers has been associated with Columbia Advisors or its predecessors since 2004. Prior to joining, Mr. Myers spent five years with Dresdner RCM Global Investors, where he was a portfolio manager and equity analyst. Earlier, he held positions with Firstar Investment Research & Management Company and J. Edwards Real Estate.


Christian Pineno, a portfolio manager of Columbia Advisors, is the lead manager for the portion of the Fund allocated to the small cap growth stocks category. Mr. Pineno assumed his present responsibilities with respect to the Fund in October, 2006. Previously, Mr. Pineno served as lead manager of the small cap growth sleeve of the Fund from June, 2005 to December, 2005. Mr. Pineno has been associated with Columbia Advisors or its predecessors since July, 1995.

Daniel H. Cole, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Fund since June, 2005. Mr. Cole has been associated with Columbia Advisors or its predecessors since September, 2001.


Daniele M. Donahoe, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Fund since December, 2005. Ms. Donahoe has been associated with Columbia Advisors or its predecessors since July, 2002. Prior to joining, Ms. Donahoe was an associate in the equity research department at Citigroup from 1999 to 2001.

Jon Michael Morgan, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Fund since December, 2005. Mr. Morgan has been associated with Columbia Advisors or its predecessors since July, 2000.


Clifford D. Siverd, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Fund since December, 2005. Mr. Siverd has been associated with Columbia Advisors or its predecessors since April, 2001.

Stephen D. Barbaro, a director of Columbia Advisors, is the manager for the portion of the Fund allocated to the small-cap value stocks category and has managed or co-managed that portion of the Fund since December, 2002. Mr. Barbaro has been associated with Columbia Advisors or its predecessors since 1976.

Jeremy Javidi, an assistant vice president of Columbia Advisors, is the co-manager for the portion of the Fund allocated to the small-cap value stocks category and has co-managed the Fund since August, 2005. Mr. Javidi has been associated with Columbia Advisors or its predecessors since January, 2000.

Fred Copper, a portfolio manager of Columbia Advisors, is the lead manager for the portion of the Fund allocated to the foreign securities category and has managed or co-managed that portion of the Fund since October, 2005. Mr. Copper has been associated with Columbia Advisors or its predecessors since September, 2005. Prior to


---

Managing the Fund



September, 2005, Mr. Copper was a senior vice president with Putman Investments from March, 2001 to September, 2005.

Jasmine (Weili) Huang, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the foreign securities category and has co-managed the Fund since May, 2006. Ms. Huang has been associated with Columbia Advisors or its predecessors since September, 2003. Prior to September, 2003, Ms. Huang held a manager position with Deloitte's management consulting practice from June, 2000 to September, 2003.

Timothy R. Anderson, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the foreign securities category and has co-managed the Fund since May, 2006. Mr. Anderson has been associated with Columbia Advisors since March, 2006. Prior to March, 2006, Mr. Anderson was a portfolio manager with Morgan Stanley from February, 2005 to October, 2005. Prior to February, 2005, Mr. Anderson worked as a technology analyst and portfolio manager at Oaktree Capital Management from March, 2003 to February, 2005. Prior to March, 2003, Mr. Anderson worked as a senior equity analyst at Salomon Smith Barney from June, 2000 to March, 2003.

Paul J. DiGiacomo, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the foreign securities category and has co-managed the Fund since May, 2006. Mr. DiGiacomo has been associated with Columbia Advisors since April, 2006. Prior to April, 2006, Mr. DiGiacomo worked as a sleeve manager and analyst for the domestic and international small-cap core funds with Putnam Investments from August, 2002 to April, 2006.

Daisuke Nomoto, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the foreign securities category and has co-managed the Fund since May, 2006. Mr. Nomoto has been associated with Columbia Advisors or its affiliates since April, 2005. Prior to April, 2005, Mr. Nomoto served as an equity analyst at Putnam Investments from April, 2003 to March, 2005. Prior to April, 2003, Mr. Nomoto worked at Nissay Asset Management, a subsidiary of Nippon Life Insurance Company, as a senior portfolio manager and equity analyst from April, 1999 to March, 2003.


Leonard A. Aplet, a managing director of Columbia Advisors, is the manager for the portion of the Fund allocated to the investment grade bonds category and has managed that portion of the Fund since March, 2005. Mr. Aplet has been associated with Columbia Advisors or its predecessors since 1987.


Kevin L. Cronk, a senior vice president of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the non-investment grade bonds category and has co-managed that portion of the Fund since November, 2006.
Mr. Cronk has been associated with Columbia Advisors or its predecessors since August, 1999.

Thomas A. LaPointe, a senior vice president of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the non-investment grade bonds category and has co-managed that portion of the Fund since November, 2006. Mr. LaPointe has been associated with Columbia Advisors or its predecessors since February, 1999.


The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Fund.

                                                                             ---

Managing the Fund



LEGAL PROCEEDINGS
--------------------------------------------------------------------------------


On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.


Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a


---

Managing the Fund



derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The settlement has not yet been finalized. Any settlement ultimately agreed by the parties will be subject to court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.


                                                                             ---

Financial Highlights
-------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last six fiscal periods, which run from October 1 to September 30, unless otherwise indicated. Certain information reflects financial results for a single Class A, B or C share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which, for the years ended September 30, 2006, 2005 and 2004, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for the period ended September 30, 2003 and the fiscal years ended October 31, 2002 and 2001, has been derived from the Fund's financial statements which have been audited by another independent registered public accounting firm, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report containing those financial statements by calling 1-800-345-6611.


---

Financial Highlights



 The Fund


                                                                                             Period ended
                                                             Year ended September 30,        September 30,
                                                        2006          2005       2004/(a)/   2003/(b)(c)/
                                                       Class A       Class A      Class A       Class A
                                                      -------     -------        --------    -------------
 Net asset value --
 Beginning of period ($)                               16.47       15.06          14.01          12.86
------------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income                                0.22/(d)/   0.27/(d)(e)/   0.21/(d)/      0.20/(d)/
   Net realized and unrealized gain (loss) on
    investments, foreign currency, future contracts
    and foreign capital gains tax                       0.92        1.41           1.11           1.17
------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                      1.14        1.68           1.32           1.37
------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                          (0.31)      (0.27)         (0.27)         (0.22)
   From net realized gains                             (1.24)         --             --             --
------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders         (1.55)      (0.27)         (0.27)         (0.22)
------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                     16.06       16.47          15.06          14.01
------------------------------------------------------------------------------------------------------------
  Total return (%)/(g)(h)/                              7.39/(i)/  11.20           9.46          10.80/(j)/
------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/Supplemental Data (%):
   Expenses/(k)/                                        1.31        1.35           1.43           1.49/(l)/
   Net investment income/(k)/                           1.38        1.66           1.43           1.55/(l)/
   Waiver/reimbursement                                 0.01        0.01             --/(m)/      0.01/(l)/
  Portfolio turnover rate (%)                             98          86             75            122/(j)/
  Net assets, end of period (000's) ($)                5,863       4,206          2,901          1,211


                                                             Year ended
                                                            October 31,
                                                         2002         2001
                                                        Class A      Class A
                                                      -------      -------
 Net asset value --
 Beginning of period ($)                               14.95        18.77
------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income                                0.26/(f)/    0.34/(d)/
   Net realized and unrealized gain (loss) on
    investments, foreign currency, future contracts
    and foreign capital gains tax                      (2.12)/(f)/  (3.06)
------------------------------------------------------------------------------
  Total from Investment Operations                     (1.86)       (2.72)
------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                          (0.23)       (0.36)
   From net realized gains                                --        (0.74)
------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders         (0.23)       (1.10)
------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                     12.86        14.95
------------------------------------------------------------------------------
  Total return (%)/(g)(h)/                            (12.53)      (15.08)
------------------------------------------------------------------------------
 Ratios to Average Net Assets/Supplemental Data (%):
   Expenses/(k)/                                        1.40         1.26
   Net investment income/(k)/                           1.73/(f)/    2.07
   Waiver/reimbursement                                 0.13         0.12
  Portfolio turnover rate (%)                             40           65
  Net assets, end of period (000's) ($)                   43           60


(a) On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.
(b) The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Asset Allocation Fund, Prime A shares were redesignated Liberty Asset Allocation Fund, Class A shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.
(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.
(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i) Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.
(j) Not annualized.
(k) The benefits derived from custody credits had an impact of less than 0.01%.
(l) Annualized.
(m) Rounds to less than 0.01%.


                                                                             ---

Financial Highlights


 The Fund


                                                                                                Period ended
                                                              Year ended September 30,          September 30,
                                                          2006           2005       2004/(a)/   2003/(b)(c)/
                                                         Class B        Class B      Class B       Class B
                                                      -------        -------        --------    -------------
 Net asset value --
 Beginning of period ($)                               16.47          15.06          14.00          12.85
------------------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income                                0.17/(d)/      0.15/(d)(e)/   0.10/(d)/      0.12/(d)/
   Net realized and unrealized gain (loss) on
    investments, foreign currency, future contracts
    and foreign capital gains tax                       0.85           1.41           1.11           1.17
------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                      1.02           1.56           1.21           1.29
------------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                          (0.19)         (0.15)         (0.15)         (0.14)
   From net realized gains                             (1.24)            --             --             --
------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders         (1.43)         (0.15)         (0.15)         (0.14)
------------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                     16.06          16.47          15.06          14.00
------------------------------------------------------------------------------------------------------------------
  Total return (%)/(g)/                                 6.59/(h)(i)/  10.37/(h)/      8.68/(h)/     10.13/(h)(j)/
------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/Supplemental Data (%):
   Expenses/(k)/                                        2.06           2.10           2.18           2.17/(l)/
   Net investment income/(k)/                           1.08           0.91           0.68           0.95/(l)/
   Waiver/reimbursement                                 0.01           0.01             --/(m)/      0.01/(l)/
  Portfolio turnover rate (%)                             98             86             75            122/(j)/
  Net assets, end of period (000's) ($)                6,788          7,166          4,926          2,539


                                                             Year ended
                                                             October 31,
                                                         2002         2001
                                                        Class B      Class B
                                                      -------      -------
 Net asset value --
 Beginning of period ($)                               14.93        18.75
-------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income                                0.14/(f)/    0.22/(d)/
   Net realized and unrealized gain (loss) on
    investments, foreign currency, future contracts
    and foreign capital gains tax                      (2.08)/(f)/  (3.06)
-------------------------------------------------------------------------------
  Total from Investment Operations                     (1.94)       (2.84)
-------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                          (0.14)       (0.24)
   From net realized gains                                --        (0.74)
-------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders         (0.14)       (0.98)
-------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                     12.85        14.93
-------------------------------------------------------------------------------
  Total return (%)/(g)/                               (13.06)      (15.68)/(h)/
-------------------------------------------------------------------------------
 Ratios to Average Net Assets/Supplemental Data (%):
   Expenses/(k)/                                        2.06         1.99
   Net investment income/(k)/                           1.07/(f)/    1.34
   Waiver/reimbursement                                   --         0.04
  Portfolio turnover rate (%)                             40           65
  Net assets, end of period (000's) ($)                  276          389


(a) On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.
(b) The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Asset Allocation Fund, Prime B shares were redesignated Liberty Asset Allocation Fund, Class B shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.
(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets in $(0.01), $0.01 and (0.05)%, respectively.
(g) Total returns at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i) Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.
(j) Not annualized.
(k) The benefits derived from custody credits had an impact of less than 0.01%.
(l) Annualized.
(m) Rounds to less than 0.01%.


---

Financial Highlights


 The Fund


                                                                                                 Period ended
                                                                  Year ended September 30,       September 30,
                                                               2006        2005      2004/(a)/   2003/(b)(c)/
                                                              Class C     Class C     Class C       Class C
                                                             -------     -------     --------    -------------
 Net asset value --
 Beginning of period ($)                                      16.47       15.06       14.00          13.08
---------------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income/(d)/                                  0.16        0.14/(e)/   0.10           0.10
   Net realized and unrealized gain on investments,
    foreign currency, future contracts and foreign capital
    gains tax                                                  0.86        1.42        1.11           0.93
---------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                             1.02        1.56        1.21           1.03
---------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                                 (0.19)      (0.15)      (0.15)         (0.11)
   From net realized gains                                    (1.24)         --          --             --
---------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                (1.43)      (0.15)      (0.15)         (0.11)
---------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                            16.06       16.47       15.06          14.00
---------------------------------------------------------------------------------------------------------------
  Total return (%)/(f)(g)/                                     6.59/(h)/  10.37        8.67           7.93/(i)/
---------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/Supplemental Data (%):
   Expenses/(j)/                                               2.06        2.10        2.19           2.28/(k)/
   Net investment income/(j)/                                  0.98        0.91        0.69           0.85/(k)/
   Waiver/reimbursement                                        0.01        0.01          --/(l)/      0.01/(k)/
  Portfolio turnover rate (%)                                    98          86          75            122/(i)/
  Net assets, end of period (000's) ($)                       1,281         704         514            187


(a) On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.
(b) The Fund changed its fiscal year end from October 31 to September 30.
(c) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.
(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(h) Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.
(i) Not annualized.
(j) The benefits derived from custody credits had an impact of less than 0.01%.
(k) Annualized.
(l) Rounds to less than 0.01%.


                                                                             ---

Appendix A
-------------------------------------------------------------------------------


Hypothetical Investment and Expense Information

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A, B and C shares of the Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after eight years. The annual expense ratios used for the Fund, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge for Class A shares but do not reflect any contingent deferred sales charges which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.



Class A Shares
 Maximum Sales Charge              Initial Hypothetical Investment Amount      Assumed Rate of Return
        5.75%                                 $10,000.00                                 5%

Year        Cumulative Return      Annual Expense    Cumulative Return    Hypothetical Year-  Annual Fees
              Before Fees &            Ratio           After Fees &       End Balance After  & Expenses/(1)/
                Expenses                                 Expenses          Fees & Expenses
 1                 5.00%                1.33%              -2.29%/(2)/         $9,770.90         $702.65
 2                10.25%                1.33%               1.29%             $10,129.49         $132.34
 3                15.76%                1.33%               5.01%             $10,501.24         $137.19
 4                21.55%                1.33%               8.87%             $10,886.64         $142.23
 5                27.63%                1.33%              12.86%             $11,286.18         $147.45
 6                34.01%                1.33%              17.00%             $11,700.38         $152.86
 7                40.71%                1.33%              21.30%             $12,129.78         $158.47
 8                47.75%                1.33%              25.75%             $12,574.95         $164.29
 9                55.13%                1.33%              30.36%             $13,036.45         $170.32
 10               62.89%                1.33%              35.15%             $13,514.88         $176.57

Total Gain After Fees and Expenses                                             $3,514.88
Total Annual Fees and Expenses                                                                 $2,084.37


1 Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.
2  Reflects deduction of the maximum initial sales charge.

---

Appendix A



Class B Shares
 Maximum Sales Charge              Initial Hypothetical Investment Amount      Assumed Rate of Return
        0.00%                                $10,000.00                                  5%

Year        Cumulative Return         Annual         Cumulative Return    Hypothetical Year-  Annual Fees
              Before Fees &        Expense Ratio       After Fees &       End Balance After  & Expenses/(1)/
                Expenses                                 Expenses          Fees & Expenses
 1                 5.00%               2.08%                2.92%             $10,292.00         $211.04
 2                10.25%               2.08%                5.93%             $10,592.53         $217.20
 3                15.76%               2.08%                9.02%             $10,901.83         $223.54
 4                21.55%               2.08%               12.20%             $11,220.16         $230.07
 5                27.63%               2.08%               15.48%             $11,547.79         $236.79
 6                34.01%               2.08%               18.85%             $11,884.99         $243.70
 7                40.71%               2.08%               22.32%             $12,232.03         $250.82
 8                47.75%               2.08%               25.89%             $12,589.20         $258.14
 9                55.13%               1.33%               30.51%             $13,051.23         $170.51
 10               62.89%               1.33%               35.30%             $13,530.21         $176.77

Total Gain After Fees and Expenses                                             $3,530.21
Total Annual Fees and Expenses                                                                 $2,218.58



Class C Shares
 Maximum Sales Charge              Initial Hypothetical Investment Amount      Assumed Rate of Return
        0.00%                                $10,000.00                                  5%

Year        Cumulative Return         Annual         Cumulative Return    Hypothetical Year-  Annual Fees
              Before Fees &        Expense Ratio       After Fees &       End Balance After  & Expenses(1)
                Expenses                                 Expenses          Fees & Expenses
 1                 5.00%               2.08%                2.92%             $10,292.00         $211.04
 2                10.25%               2.08%                5.93%             $10,592.53         $217.20
 3                15.76%               2.08%                9.02%             $10,901.83         $223.54
 4                21.55%               2.08%               12.20%             $11,220.16         $230.07
 5                27.63%               2.08%               15.48%             $11,547.79         $236.79
 6                34.01%               2.08%               18.85%             $11,884.99         $243.70
 7                40.71%               2.08%               22.32%             $12,232.03         $250.82
 8                47.75%               2.08%               25.89%             $12,589.20         $258.14
 9                55.13%               2.08%               29.57%             $12,956.81         $265.68
 10               62.89%               2.08%               33.35%             $13,335.15         $273.44

Total Gain After Fees and Expenses                                             $3,335.15
Total Annual Fees and Expenses                                                                 $2,410.42


1 Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

                                                                             ---

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.




You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's transfer agent or visiting the Fund's website at:

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:


Columbia Funds Series Trust I: 811-04367


..  Columbia Asset Allocation Fund

--------------------------------------------------------------------------------


[LOGO] ColumbiaFunds

       A Member of Columbia Management Group


(C)2007 Columbia Management Distributors, Inc.
One Financial Center, Boston, MA 02111-2621
800.426.3750 www.columbiafunds.com
                                                             INT-36/116462-0207

Columbia Asset Allocation Fund          Prospectus, February 1, 2007
-------------------------------------------------------------------------------


Class T and G Shares

Advised by Columbia Management Advisors, LLC

--------------------------------------------------------------------------------
TABLE OF CONTENTS


THE FUND                                  2
--------------------------------------------
Investment Goals........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  3
Portfolio Holdings Disclosure...........  5
Performance History.....................  6
Your Expenses...........................  8

YOUR ACCOUNT                             10
--------------------------------------------
How to Buy Shares....................... 10
Investment Minimums..................... 10
Sales Charges........................... 11
How to Exchange Shares.................. 14
How to Sell Shares...................... 14
Fund Policy on Trading of Fund Shares... 16
Distribution and Service Fees........... 17
Other Information About Your Account.... 18



MANAGING THE FUND                        22
--------------------------------------------
Investment Advisor...................... 22
Portfolio Managers...................... 22
Legal Proceedings....................... 26

FINANCIAL HIGHLIGHTS                     28
--------------------------------------------

APPENDIX A                               30
--------------------------------------------

Class T and G shares are sold only to investors who received (and who have continuously held) Class T or G shares in connection with the merger of certain Galaxy Funds into various Columbia Funds (formerly named Liberty Funds).

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Not FDIC Insured May Lose Value
               No Bank Guarantee

The Fund
-------------------------------------------------------------------------------

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks a high total return by providing both a current level of income that is greater than that provided by popular stock market averages, as well as long-term growth in the value of the Fund's assets.

          Current income includes both dividends from stocks and interest income from fixed income securities, after deducting Fund expenses.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund's investment advisor allocates the Fund's assets among various classes of equity and debt securities, including: large capitalization (large-cap) growth stocks, large-cap value stocks, middle capitalization (mid-cap) growth stocks, mid-cap value stocks, small capitalization (small-cap) growth stocks, small-cap value stocks, foreign securities, investment grade bonds, and non-investment grade bonds. Each asset class is managed by a separate portfolio manager or team with experience in investing in that particular class.

The Fund's lead portfolio manager will allocate the Fund's assets among the various asset classes. The lead portfolio manager will adjust the number of asset classes, as well as the portion of the Fund's assets allocated to each asset class, from time to time, based on his assessment of such factors as relative attractiveness, valuation, fundamentals, quantitative analyses and economic and market expectations.

In selecting equity securities, the advisor favors stocks with long-term growth potential that are expected to outperform their peers over time. The advisor also forecasts the direction and degree of change in long-term interest rates to help in the selection of debt securities. Investment grade debt securities purchased by the Fund will have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or will be unrated securities determined by the advisor to be of comparable quality. When deemed appropriate by the advisor, however, the Fund may invest up to 10% of its net assets in non-investment grade debt securities that are rated below BBB by S&P or Baa by Moody's or are unrated securities judged by the advisor to be of comparable quality (also known as "junk bonds"). The Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times. The Fund may also participate in mortgage dollar rolls.

The Fund may invest up to 25% of its net assets in foreign securities.

The Fund may invest up to 10% of its net assets in exchange-traded funds, such as iShares/SM/. Exchange-traded funds are shares of investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ(R) National Market System. iShares, which are traded on the American Stock Exchange, are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the Morgan Stanley Capital International indices for various countries and regions. The Fund will sell a portfolio security when, as a result of changes in the economy, the advisor determines it is appropriate to revise the allocation of the Fund's assets between stocks and bonds. A security may also be sold as a result of an actual or expected deterioration in the performance of the security or in the financial condition of the issuer of the security.


As part of its investment strategy, the Fund may buy and sell securities frequently. Such trading usually increases portfolio turnover rates, which usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Such trading may also result in higher brokerage commissions and other transaction costs and additional tax liability, which could reduce the Fund's returns.




---

The Fund



At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goals.


In seeking to achieve its investment goals, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goals or investment strategies.


The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and nonhedging purposes, such as to adjust to the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds, municipal bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U. S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.
S. government. Furthermore, no assurances can be given that the U. S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

                                                                             ---

The Fund



Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

The Fund may invest in real estate investment trusts (REITs). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

---

The Fund



Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.




Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PORTFOLIO HOLDINGS DISCLOSURE

--------------------------------------------------------------------------------

A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio securities is available in the Fund's Statement of Additional Information. The Fund discloses its complete portfolio holdings as of a month-end on the Fund's website, www.columbiafunds.com, approximately 30 calendar days after such month-end. Additionally, the Fund discloses its largest 5 equity holdings, as a percent of market value of the Fund's portfolio, as of a month-end on the Fund's website, www.columbiafunds.com, approximately 15 calendar days after such month-end. Once posted, the above information will remain available on such website until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.


                                                                             ---

The Fund


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class T shares, excluding sales charges. The performance table following the bar chart shows how the Fund's average annual total returns for Class T and G shares, including sales charges, compare with those of broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted below, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.


          ------------------------------------------------------------

          UNDERSTANDING PERFORMANCE
          Calendar Year Total Returns show the Fund's Class T share performance for each of the last ten complete calendar years. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

          Average Annual Total Returns are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges.

          The Fund's returns are compared to the Standard & Poor's 500 Index (S&P Index), which tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Fund's returns are also compared to the Lehman Brothers U.S. Aggregate Bond Index (Lehman Index), a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.


---

The Fund



 Calendar Year Total Returns (Class T)/(1)/

                                    [CHART]

 1997    1998    1999    2000    2001    2002    2003     2004    2005    2006
------  ------  ------   -----  ------  ------  -------  ------  ------  ------
19.76%  17.73%   7.24%   1.81%  -8.31%  -15.50%  18.95%   9.29%   5.21%  11.15%


                     For the periods shown in bar chart:
                     Best quarter: 4th quarter 1998, +11.74%
                     Worst quarter: 3rd quarter 2002, -9.55%
(1) The calendar year total returns shown for Class T shares include the returns of Retail A shares of the Galaxy Asset Allocation Fund (the Galaxy
    Fund), the predecessor to the Fund, for periods prior to November 18, 2002, the date on which Class T shares were initially offered by the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


 Average Annual Total Returns -- for periods ended December 31, 2006



                                                               1 Year  5 Years   10 Years
Class T (%)
  Return Before Taxes                                           4.78   3.89/(1)/   5.50/(1)/
  Return After Taxes on Distributions                           2.96   2.89/(1)/   4.19/(1)/
  Return After Taxes on Distributions and Sale of Fund Shares   4.37   2.99/(1)/   4.16/(1)/
--------------------------------------------------------------------------------------------
Class G (%)
  Return Before Taxes                                           5.44   3.92/(1)/   5.41/(1)/
  Return After Taxes on Distributions                           3.72   3.09/(1)/   4.33/(1)/
  Return After Taxes on Distributions and Sale of Fund Shares   4.84   3.12/(1)/   4.24/(1)/
--------------------------------------------------------------------------------------------
S&P Index (%)                                                  15.80   6.19        8.42
--------------------------------------------------------------------------------------------
Lehman Index (%)                                                4.33   5.06        6.24


(1) The returns for Class G and Class T shares include the returns of Retail A shares (for class T shares) and Retail B shares (for Class G shares) of the Galaxy Asset Allocation Fund for periods prior to November 18, 2002, the date on which Class T and Class G shares were initially offered by the fund.


                                                                             ---

The Fund



YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

          ------------------------------------------------------------

          UNDERSTANDING EXPENSES
          Sales Charges are paid directly by shareholders to Columbia Management Distributors, Inc., the Fund's distributor.

          Annual Fund Operating Expenses are paid by the Fund. They include management and administration fees, 12b-1 fees, shareholder service fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns.

          Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. Except as noted, the table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:
          .  $10,000 initial investment
          .  5% total return for each year
          .  Fund operating expenses remain the same
          .  Reinvestment of all dividends and distributions
          . Class G shares convert to Class T shares after eight years


 Shareholder Fees/ /(paid directly from your investment)



                                                                       Class T   Class G
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                5.75       0.00
----------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)  1.00/(1)/  5.00
----------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                     /(2)/      /(2)/




(1) This charge applies only to certain Class T shares bought without an initial sales charge that are sold within 12 months of purchase.


(2) There is a $7.50 charge for wiring sale proceeds to your bank.


---

The Fund



 Annual Fund Operating Expenses (deducted directly from Fund assets)


                                                   Class T    Class G
        Management fee/(1)(2)/ (%)                 0.72       0.72
        ---------------------------------------------------------------
        Distribution and service (12b-1) fees (%)  0.00       0.95/(3)/
        ---------------------------------------------------------------
        Other expenses/(4)/ (%)                    0.66/(5)/  0.36
        ---------------------------------------------------------------
        Acquired fund fees and expenses/(6)/         --         --
        ---------------------------------------------------------------
        Total annual fund operating expenses (%)   1.38       2.03


(1) The Fund pays a management fee of 0.65% and an administration fee of 0.07%.


(2) The Fund's investment advisor has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average net assets. The current breakpoint schedule for the Fund is as follows: 0.65% for assets up to $500 million; 0.60% for assets in excess of $500 million and up to $1 billion; 0.55% for assets in excess of $1 billion and up to $1.5 billion; 0.50% for assets in excess of $1.5 billion and up to $3 billion; 0.48% for assets in excess of $3 billion and up to $6 billion; and 0.46% for assets in excess of $6 billion.


(3) The Fund may pay distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.


(4) Other expenses have been restated to reflect contractual changes to the fees paid by the Fund.


(5) The Fund may pay shareholder service fees (which are included in other expenses) of up to a maximum of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services) but will limit such fees to an aggregate fee of not more than 0.30% during the current fiscal year.


(6) Amounts less than 0.01% are shown as dashes (--) in "Acquired fund fees and expenses" but are included in "Other expenses."


 Example Expenses (your actual costs may be higher or lower)


       Class                             1 Year 3 Years 5 Years 10 Years
       Class T                            $707    $987  $1,287   $2,137
       -----------------------------------------------------------------
       Class G: did not sell your shares  $206    $637  $1,093   $2,192
                sold all your shares at
                the end of the period     $706  $1.037  $1,393   $2,192


See Appendix A for additional hypothetical investment and expense information.

                                                                             ---

Your Account
-------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, "good form" may mean that you have properly placed your order with your financial advisor or the Fund's transfer agent has received your completed application, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

 Outlined below are the various options for buying shares:


Method             Instructions
Through your       Your financial advisor can help you establish your account financial advisor  and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                   your request prior to the close of regular trading on the
                   New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for
                   executing the purchase for you.
-------------------------------------------------------------------------------
By check           For existing accounts, fill out and return the additional
(existing account) investment stub included in your account statement, or send a letter of instruction including your Fund name and
                   account number with a check made payable to the Fund to
                   Columbia Management Services, Inc., P.O. Box 8081, Boston,
                   MA 02266-8081.
-------------------------------------------------------------------------------
By exchange        You or your financial advisor may acquire shares of the
                   Fund for your account by exchanging Class T or Class G
                   shares you own in a different fund distributed by Columbia
                   Management Distributors, Inc. for shares of the same class
                   (and, in some cases, certain other classes) of the Fund at no additional cost. An exchange from another fund may incur a sales charge if the original purchase was not assessed a sales charge fund. To exchange by telephone, call
                   1-800-422-3737.
-------------------------------------------------------------------------------
By wire            You may purchase shares of the Fund by wiring money from
                   your bank account to your Fund account. To wire funds to
                   your Fund account, call 1-800-422-3737 for wiring
                   instructions.
-------------------------------------------------------------------------------
By electronic      You may purchase shares of the Fund by electronically
funds transfer     transferring money from your bank account to your Fund
                   account by calling 1-800-422-3737. An electronic funds
                   transfer may take up to two business days to settle and
                   must be considered in "good form." You must set up this
                   feature prior to your telephone request. Be sure to
                   complete the appropriate section of the application for
                   this feature.
-------------------------------------------------------------------------------
Automatic          You may make monthly or quarterly investments automatically
investment plan    from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                   transfer. Be sure to complete the appropriate section of
                   the application for this feature.
-------------------------------------------------------------------------------
Automated dollar   You may purchase shares of the Fund for your account by
cost averaging     exchanging $100 or more each month from another fund for
                   shares of the same class of the Fund at no additional cost.
                   Exchanges will continue so long as your fund balance is
                   sufficient to complete the transfers. You may terminate
                   your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-345-6611. There may
                   be an additional sales charge if exchanging from a money
                   market fund. Be sure to complete the appropriate section of the account application for this feature.
-------------------------------------------------------------------------------
By dividend        You may automatically invest dividends distributed by
diversification    another fund into the same class of shares of the Fund at
                   no additional sales charge. To invest your dividends in the
                   Fund, call 1-800-345-6611.
-------------------------------------------------------------------------------
Through the        You may purchase Fund shares through the internet. You will
Internet           be required to accept the terms of an online agreement and to use a password in order to make internet purchases. The transfer agent has procedures in place to authenticate
                   electronic instructions given via the internet. For more
                   information on internet transactions, or to sign up for the internet transactions, please call 1-800-345-6611.


INVESTMENT MINIMUMS
--------------------------------------------------------------------------------



The minimum initial investment for Class T and Class G shares generally is $2,500. For individual retirement plans (including traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts) and non-omnibus group retirement accounts, the minimum initial investment is $1,000. For non-omnibus group retirement plans,


---

Your Account



the investment minimums are determined based on the plan's investment rather than the investment of its individual participants. For investors establishing an automatic investment plan, the minimum initial investment is $50. There is no minimum initial investment for omnibus accounts or wrap accounts.



The minimum investment for additional purchases of Class T and Class G shares is $50 for all investors subject to a minimum initial investment.



The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.





Class T and G shares are sold only to investors who received (and who have continuously held) Class T or G shares in connection with the merger of certain former Galaxy Funds into various Columbia Funds (formerly named Liberty Funds).


Please see the Statement of Additional Information for more details on investment minimums.

SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge ("CDSC") when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be reduced or waived, as described below and in the Statement of Additional Information.


Class T shares Your purchases of Class T shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to your financial advisor on your purchase of Class T shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.


 Class T Sales Charges

                                                             % of offering
                                       As a % of                 price
                                       the public   As a %    retained by
                                        offering   of your     financial
      Amount purchased                   price    investment    advisor
      Less than $50,000                   5.75       6.10        5.00
      --------------------------------------------------------------------
      $50,000 to less than $100,000       4.50       4.71        3.75
      --------------------------------------------------------------------
      $100,000 to less than $250,000      3.50       3.63        2.75
      --------------------------------------------------------------------
      $250,000 to less than $500,000      2.50       2.56        2.00
      --------------------------------------------------------------------
      $500,000 to less than $1,000,000    2.00       2.04        1.75
      --------------------------------------------------------------------
      $1,000,000 or more                  0.00       0.00        0.00


Class T shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class T share purchases that bring your account value above $1 million (but less than $50 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee-based program.


                                                                             ---

Your Account



For Class T share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

 Purchases Over $1 Million


                Amount purchased                    Commission %
                $1 million to less than $3 million      1.00
                ------------------------------------------------
                $3 million to less than $50 million     0.50
                ------------------------------------------------
                $50 million or more                     0.25





In determining the commission payable to a financial adviser in the table above, the breakpoint discount policies described herein under "Reduced Sales Charges for Larger Investments" shall apply.




          ------------------------------------------------------------

          UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES
          Certain investments in Class T and G shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

Reduced Sales Charges for Larger Investments

  A. What are the principal ways to obtain a breakpoint discount?

There are two principal ways you may pay a lower sales charge (often referred to as "breakpoint discounts") when purchasing Class T shares of the Fund and other funds in the Columbia family of funds.


Rights of Accumulation The value of eligible accounts maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart on the previous page) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price.


Statement of Intent You also may pay a lower sales charge when purchasing
Class T shares by signing a Statement of Intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the Statement of Intent within 13 months. As described in the chart on the previous page, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, the Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information.

  B. What accounts are eligible for breakpoint discounts?

The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

   .  Individual accounts

---

Your Account



   .  Joint accounts

   .  Certain IRA accounts

   .  Certain trusts

   .  UTMA/UGMA accounts




For the purposes of obtaining a breakpoint discount, members of your "immediate family" include your spouse, parent, step parent, legal guardian, child, step child, father-in-law and mother-in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Columbia fund shares. An account is not eligible to the extent it holds an institutional class of shares of a money market fund or Class R shares of any fund. The value of your investment in a non-institutional class of a Columbia money market fund held in an eligible account may be aggregated with your investments in other funds in the Columbia family of funds to obtain a breakpoint discount through a Right of Accumulation. Non-institutional class investments in money market funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission.


  C. How do I obtain a breakpoint discount?

The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's transfer agent, Columbia Management Services, Inc., you will need to provide the foregoing information to a Columbia Management Services, Inc. representative at the time you purchase shares.

  D. How can I obtain more information about breakpoint discounts?


Certain investors, including affiliates of the Funds, broker/dealers and their affiliates, investors in wrap-fee programs, through fee-based advisers or certain retirement plans, certain shareholders of funds that were reorganized into the Fund as well as investors using the proceeds of redemptions of Fund shares or of certain Bank of America trust or similar accounts, may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. CDSCs may also be waived for redemptions under a systematic withdrawal program, in connection with the death or post-purchase disability of a shareholder, certain medical expenses, charitable gifts, involuntary and tax-related redemptions, or when the selling broker/dealer has agreed to waive or return its commission. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611.



Class G shares Your purchases of Class G shares are at Class G's net asset value. Purchases up to $50,000 are allowed in Class G shares assuming the combined value of the customer's total assets in the Columbia funds does not reach $50,000. Purchases in Class G shares that bring the combined value of a customer's total assets to


                                                                             ---

Your Account



$50,000 or above will be rejected. A customer's total assets may include accounts for immediate family members. Group plan accounts are valued at the plan level. Class G shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission of 4.00% on sales of Class G shares.


 Class G Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                    Through first year              5.00
                 ---------------------------------------------
                    Through second year             4.00
                 ---------------------------------------------
                    Through third year              4.00
                 ---------------------------------------------
                    Through fourth year             4.00
                 ---------------------------------------------
                    Through fifth year              3.00
                 ---------------------------------------------
                    Through sixth year              2.00
                 ---------------------------------------------
                    Through seventh year            1.00
                 ---------------------------------------------
                    Longer than seven years         0.00



Automatic conversion to Class T shares occurs eight years after purchase.

Please see the Statement of Additional Information for the CDSCs and conversion schedules applicable to Class G shares received in exchange for Retail B Shares of the Galaxy Fund purchased or acquired prior to January 1, 2001.

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

You may exchange your Class T shares for Class A or Class T shares, and may exchange your Class G shares for Class B or Class G shares, of another fund distributed by Columbia Management Distributors, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Class A or Class B shares acquired upon exchange of Class T and Class G shares, respectively, may not be further exchanged back into Class T or Class G shares unless you continue to hold Class T or Class G shares. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.



You also may exchange your shares through the internet. You will be required to accept the terms of an online agreement and to use a password in order to make internet exchanges. The transfer agent has procedures in place to authenticate electronic instructions given via the internet. For more information on internet transactions, or to sign up for internet transactions, please call 1-800-345-6611.


HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

---

Your Account




When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, when selling shares by letter of instruction, "good form" means
(i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) if applicable, you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.





The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 10 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non- Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.


 Outlined below are the various options for selling shares:


 Method            Instructions
 Through your      You may call your financial advisor to place your sell
 financial advisor order. To receive the current trading day's price, your financial advisor must receive your request prior to the
                   close of regular trading on the NYSE, usually 4:00 p.m.
                   Eastern time. Your financial advisor may charge you fees
                   for executing a redemption for you.
 ------------------------------------------------------------------------------
 By exchange       You or your financial advisor may sell shares of the Fund
                   by exchanging from the Fund into the same share class (or
                   Class A and Class B shares, for Class T and Class G shares, respectively), of another fund distributed by Columbia
                   Management Distributors, Inc. at no additional cost. To
                   exchange by telephone, call 1-800-422-3737.
 ------------------------------------------------------------------------------
 By telephone      You or your financial advisor may sell shares of the Fund
                   by telephone and request that a check be sent to your
                   address of record by calling 1-800-422-3737, unless you
                   have notified the Fund of an address change within the
                   previous 30 days. The dollar limit for telephone sales is
                   $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-799-7526.
 ------------------------------------------------------------------------------
 By mail           You may send a signed letter of instruction or, if
                   applicable, to the address below. In your letter of
                   instruction, note the Fund's name, share class, account
                   number, and the dollar value or number of shares you wish
                   to sell. All account owners must sign the letter.
                   Signatures must be guaranteed by either a bank, a member
                   firm of a national stock exchange or another eligible
                   guarantor that participates in the Medallion Signature
                   Guarantee Program for amounts over $100,000 or for
                   alternate payee or mailing instructions. Additional
                   documentation is required for sales by corporations,
                   agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.

                   Mail your letter of instruction to Columbia Management
                   Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
 ------------------------------------------------------------------------------
 By wire           You may sell Fund shares and request that the proceeds be
                   wired to your bank. You must set up this feature prior to
                   your request. Be sure to complete the appropriate section
                   of the account application for this feature. Generally, the value of your redemptions must be at least equal to $500 in order to have the sale proceeds wired to your bank. There
                   is a $7.50 charge for wiring sale proceeds to your bank.
                   (The transfer agent may waive this fee for omnibus and
                   nominee accounts.) Your bank may charge additional fees for such wire transfer.
 ------------------------------------------------------------------------------
 By systematic     You may automatically sell a specified dollar amount or
 withdrawal plan   percentage of your account on a monthly, quarterly or
                   semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. The $5,000 minimum
                   account balance requirement has been waived for wrap
                   accounts. This feature is not available if you hold your
                   shares in certificate form. All dividend and capital gains distributions must be reinvested. Be sure to complete the
                   appropriate section of the account application for this
                   feature.
 ------------------------------------------------------------------------------
 By electronic     You may sell shares of the Fund and request that the
 funds transfer    proceeds be electronically transferred to your bank.
                   Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                   request. Be sure to complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 Through the       You may sell Fund shares through the internet. You will be
 Internet          required to accept the terms of an online agreement and to use a password in order to make internet redemptions. The
                   transfer agent has procedures in place to authenticate
                   electronic instructions given via the internet. For more
                   information on internet transactions, or to sign up for
                   internet transactions, please call 1-800-345-6611.


                                                                             ---

Your Account



FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.

The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two round trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.


The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.


---

Your Account




Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement plan service providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above. In particular, the Bank of America retirement plan service provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.


The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class G shares and certain services provided to you by your financial advisor. The annual fee for shareholder liaison services and administrative support may equal up to 0.50% for Class G shares. The annual distribution fee may equal up to 0.65% for Class G shares. The Fund does not intend to pay more than a total of 0.95% for Class G shares in distribution and shareholder service fees during the current fiscal year. The Fund has also adopted a plan that permits it to pay for certain services provided to Class T shareholders by their financial advisors. The annual service fee may equal up to 0.50% for Class T shares. The Fund does not intend to pay more than 0.30% for Class T shares in shareholder service fees during the current fiscal year. The foregoing fees are paid out of the assets of the relevant class. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class G shares automatically convert to Class T shares after eight years, eliminating a portion of these fees upon conversion.




Financial Intermediary Payments The Fund's distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Fund's distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the money market funds) on an annual basis for payments based on average net assets of the funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the funds (other than the money market funds) attributable to the financial intermediary. The Fund's distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.


                                                                             ---

Your Account



Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets for Class T and G shares in the program on an annual basis. As of September 1, 2005, the Fund's Board of Trustees has authorized the Fund to pay up to 0.11% of total Fund assets on an annual basis for providing investor services. The amounts in excess of that paid by the Fund will be borne by the Fund's distributor or its affiliates.



The Fund's distributor or its affiliates may make other payments or allow promotional incentives to dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.



Amounts paid by the Fund's distributor or its affiliates are paid out of the distributor's or its affiliates' own revenue and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Fund's distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Fund's distributor or its affiliates has agreed to make marketing support payments in the Fund's Statement of Additional Information, which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Fund's distributor and the distributor's affiliates and any services your financial intermediary provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
How the Fund's Share Price is Determined The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

---

Your Account



The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia". You can find daily prices for all share classes by visiting www.columbiafunds.com.




Automatic Sale of Your Shares The Fund will automatically sell your shares if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below $250. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. If your shares are sold, the transfer agent will remit the balance of your account to you. The transfer agent will send you written notification at least 30 days in advance of any such automatic sale, which will provide details on how you can add money to your account in order to avoid such automatic sale. Generally, you may avoid such automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345-6611 or contact your investment professional for more information. The automatic sale of shares of accounts valued at less than $250 will take place in the second quarter of each calendar year.



The Fund may also sell your shares if a financial institution or intermediary instructs the Fund to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the Investment Company Act of 1940 ("ICA").



Minimum Account Balance Fee Beginning in the second quarter of 2007, if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below the minimum initial investment applicable to you, your account will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. The Fund reserves the right to lower the account size trigger point for the minimum balance fee in any year for any class of shares when the Fund believes it is appropriate to do so in light of declines in the market value of Fund shares or sales loads applicable to a particular class of shares, or for other reasons. The transfer agent will reduce the expenses paid by the Fund for transfer agency services by the amount it collects from assessment of this fee. If the Fund has no transfer agency expenses against which to offset the amount collected through assessment of this fee, the transfer agent will pay such amount directly to the Fund. The transfer agent will send you written notification of the imposition of any such fee, which will provide details on how you can add money to your account in order to avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345-6611 or contact your investment professional for more information.



Exceptions to the Automatic Sale of Your Shares and the Minimum Account Balance Fee The automatic sale of shares of accounts valued at less than $250 and the minimum account balance fee described above do not apply to shareholders holding their shares through broker-dealer networked accounts, wrap fee and omnibus accounts, accounts with active automatic investment plans or payroll deduction plans, accounts that were created by the automatic conversion of Class B shares to Class A shares, accounts that were created by the automatic


                                                                             ---

Your Account



conversion of Class G shares to Class T shares and certain qualified retirement plans. The automatic sale of shares of accounts valued at less than $250 does not apply to individual retirement plans.


Share Certificates Share certificates are not available for any class of shares offered by the Fund.

Dividends, Distributions and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

   Dividends      Represents interest and dividends earned from securities
                  held by the Fund, net of expenses incurred by the Fund.
  ----------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.


       ------------------------------------------------------------------

         UNDERSTANDING FUND DISTRIBUTIONS
         The Fund may earn income from the securities it holds. The
         Fund also may realize capital gains or losses on sales of its securities. The Fund intends to distribute substantially all of its net investment income and capital gains to
         shareholders each year. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
       ------------------------------------------------------------------


Distribution Options The Fund distributes any dividends quarterly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

 Distribution Options

    Reinvest all distributions in additional shares of your current fund
  ---------------------------------------------------------------------------
    Reinvest all distributions in shares of another fund
  ---------------------------------------------------------------------------
    Receive dividends in cash (see options below) and reinvest capital gains
  ---------------------------------------------------------------------------
    Receive all distributions in cash (with one of the following options):
  .  send the check to your address of record
  .  send the check to a third party address
  .  transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes.


The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.


---

Your Account




In general, any distributions of dividends, interest and short-term capital gains (determined by how long the Fund held the investments that generate them) are taxable as ordinary income. Properly designated distributions of long-term capital gains (determined by how long the Fund held the investments that generate them) are generally taxable as such, regardless of how long you have held your Fund shares. Long-term capital gain rates have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2011. For the taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.


Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws. Foreign persons should consult the Statement of Additional Information.


                                                                             ---

Managing the Fund
-------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Columbia Management Advisors, LLC ("Columbia Advisors"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Advisors is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.





For the 2006 fiscal year, aggregate advisory fees paid to Columbia Advisors by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors by the Fund, amounted to 0.65% of average daily net assets of the Fund. A discussion of the factors considered by the Fund's Board of Trustees in approving the Fund's investment advisory contract is included in the Fund's semi-annual report to shareholders for the period ended March 31, 2006.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

Vikram J. Kuriyan, PhD, a managing director of Columbia Management Advisors, LLC ("Columbia Advisors"), is the lead manager for the Fund and has managed the Fund since August, 2005. Dr. Kuriyan has been associated with Columbia Advisors or its predecessors since January, 2000.

Karen Wurdack, PhD, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since August, 2005. Dr. Wurdack has been associated with Columbia Advisors or its predecessors since August, 1993.

Drs. Kuriyan and Wurdack are responsible for allocating the Fund's assets among the various asset classes, while investment decisions for the portion of the Fund's assets allocated to each asset class will be made by investment professionals with particular expertise in such asset class.

The asset classes, and the persons responsible for managing the Fund's assets allocated to each particular asset class, are as follows:



Large-cap growth stocks
                        Paul J. Berlinguet, Edward P. Hickey, Roger R. Sullivan,
                        Mary-Ann Ward and John T. Wilson

Large-cap value stocks
                        Lori J. Ensinger, Diane L. Sobin, David I. Hoffman and
                        Noah J. Petrucci

Mid-cap value stocks
                        Diane L. Sobin, David I. Hoffman, Lori J. Ensinger and
                        Noah J. Petrucci

Mid-cap growth stocks
                        Wayne M. Collette and George J. Myers

Small-cap growth stocks
                        Christian Pineno, Daniel H. Cole, Daniele M. Donahoe,
                        Jon Michael Morgan and Clifford D. Siverd


---

Managing the Fund




Small-cap value stocks
                           Stephen D. Barbaro and Jeremy Javidi

Foreign securities
                           Fred Copper, Jasmine (Weili) Huang, Timothy R. Anderson,
                           Paul J. DiGiacomo and Daisuke Nomoto

Investment grade bonds
                           Leonard A. Aplet

Non-investment grade bonds
                           Kevin L. Cronk and Thomas A. LaPointe



Paul J. Berlinguet, a senior vice president of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Fund since October, 2003.
Mr. Berlinguet is also a co-manager for the portion of the Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Fund since December, 2005. Mr. Berlinguet has been associated with Columbia Advisors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003.


Edward P. Hickey, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Fund since June, 2005. Mr. Hickey has been associated with Columbia Advisors or its predecessors since November, 1998.

Roger R. Sullivan, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Fund since June, 2005. Mr. Sullivan has been associated with Columbia Advisors or its predecessors since January, 2005. Prior to January, 2005, Mr. Sullivan was a senior vice president with Putnam Investments from December, 1994 to December, 2004.

Mary-Ann Ward, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Fund since June, 2005. Ms. Ward has been associated with Columbia Advisors or its predecessors since July, 1997.

John T. Wilson, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the large-cap growth stocks category and has co-managed the Fund since August, 2005. Mr. Wilson has been associated with Columbia Advisors or its predecessors since July, 2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.


Lori J. Ensinger, a managing director of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the mid-cap value stocks category and has co-managed the Fund since September, 2004. Ms. Ensinger is also a co-manager for the portion of the Fund allocated to the large-cap value stocks category and has co-managed that portion of the Fund since September, 2005. Ms. Ensinger has been associated with Columbia Advisors or its predecessors since August, 2001.



Diane L. Sobin, a director of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the madcap value stocks category and has co-managed the Fund since September, 2004. Ms. Sobin is also a co-manager for the portion of the Fund allocated to the largecap value stocks category and has co-managed that portion of the Fund since September, 2005. Ms. Sobin has been associated with Columbia Advisors or its predecessors since August, 2001.





David I. Hoffman, a director of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the mid-cap value stocks category and has co-managed the Fund since September, 2004. Mr. Hoffman is also a co-manager for the portion of the Fund allocated to the large-cap value stocks category and has co-managed that


                                                                             ---

Managing the Fund



portion of the Fund since September, 2005. Mr. Hoffman has been associated with Columbia Advisors or its predecessors since August, 2001.


Noah J. Petrucci, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the mid-cap value stocks category and has co-managed the Fund since September, 2004. Mr. Petrucci is also a co-manager for the portion of the Fund allocated to the large-cap value stocks category and has co-managed that portion of the Fund since September, 2005. Mr. Petrucci has been associated with Columbia Advisors or its predecessors since February, 2002. Prior to February, 2002, Mr. Petrucci was employed by Zurich Scudder Investments, Inc. from October, 1996, serving most recently as a product specialist/portfolio manager from April, 2001 to February, 2002.




Wayne M. Collette, a vice president of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the mid-cap growth stocks category and has managed or co-managed that portion of the Fund since February, 2006.
Mr. Collette has been associated with Columbia Advisors or its predecessors since 2001.




George J. Myers, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the mid-cap growth stocks category and has managed or co-managed that portion of the Fund since February, 2006. Mr. Myers has been associated with Columbia Advisors or its predecessors since 2004. Prior to joining, Mr. Myers spent five years with Dresdner RCM Global Investors, where he was a portfolio manager and equity analyst. Earlier, he held positions with Firstar Investment Research & Management Company and J. Edwards Real Estate.




Christian Pineno, a portfolio manager of Columbia Advisors, is the lead manager for the portion of the Fund allocated to the small cap growth stocks category. Mr. Pineno assumed his present responsibilities with respect to the Fund in October, 2006. Previously, Mr. Pineno served as lead manager of the small cap growth sleeve of the Fund from June, 2005 to December, 2005. Mr. Pineno has been associated with Columbia Advisors or its predecessors since July, 1995.



Daniel H. Cole, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Fund since June, 2005. Mr. Cole has been associated with Columbia Advisors or its predecessors since September, 2001.


Daniele M. Donahoe, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Fund since December, 2005. Ms. Donahoe has been associated with Columbia Advisors or its predecessors since July, 2002. Prior to joining, Ms. Donahoe was an associate in the equity research department at Citigroup from 1999 to 2001.

Jon Michael Morgan, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Fund since December, 2005. Mr. Morgan has been associated with Columbia Advisors or its predecessors since July, 2000.


Clifford D. Siverd, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Fund since December, 2005. Mr. Siverd has been associated with Columbia Advisors or its predecessors since April, 2001.



Stephen D. Barbaro, a director of Columbia Advisors, is the manager for the portion of the Fund allocated to the small-cap value stocks category and has managed or co-managed that portion of the Fund since December, 2002.
Mr. Barbaro has been associated with Columbia Advisors or its predecessors since 1976.


---

Managing the Fund




Jeremy Javidi, an assistant vice president of Columbia Advisors, is the co-manager for the portion of the Fund allocated to the small-cap value stocks category and has co-managed the Fund since August, 2005. Mr. Javidi has been associated with Columbia Advisors or its predecessors since January, 2000.



Fred Copper, a portfolio manager of Columbia Advisors, is the lead manager for the portion of the Fund allocated to the foreign securities category and has managed or co-managed that portion of the Fund since October, 2005. Mr. Copper has been associated with Columbia Advisors or its predecessors since September, 2005. Prior to September, 2005, Mr. Copper was a senior vice president with Putman Investments from March, 2001 to September, 2005.



Jasmine (Weili) Huang, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the foreign securities category and has co-managed the Fund since May, 2006. Ms. Huang has been associated with Columbia Advisors or its predecessors since September, 2003. Prior to September, 2003, Ms. Huang held a manager position with Deloitte's management consulting practice from June, 2000 to September, 2003.



Timothy R. Anderson, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the foreign securities category and has co-managed the Fund since May, 2006. Mr. Anderson has been associated with Columbia Advisors since March, 2006. Prior to March, 2006, Mr. Anderson was a portfolio manager with Morgan Stanley from February, 2005 to October, 2005. Prior to February, 2005, Mr. Anderson worked as a technology analyst and portfolio manager at Oaktree Capital Management from March, 2003 to February, 2005. Prior to March, 2003, Mr. Anderson worked as a senior equity analyst at Salomon Smith Barney from June, 2000 to March, 2003.



Paul J. DiGiacomo, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the foreign securities category and has co-managed the Fund since May, 2006. Mr. DiGiacomo has been associated with Columbia Advisors since April, 2006. Prior to April, 2006, Mr. DiGiacomo worked as a sleeve manager and analyst for the domestic and international small-cap core funds with Putnam Investments from August, 2002 to April, 2006.



Daisuke Nomoto, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the foreign securities category and has co-managed the Fund since May, 2006. Mr. Nomoto has been associated with Columbia Advisors or its affiliates since April, 2005. Prior to April, 2005, Mr. Nomoto served as an equity analyst at Putnam Investments from April, 2003 to March, 2005. Prior to April, 2003, Mr. Nomoto worked at Nissay Asset Management, a subsidiary of Nippon Life Insurance Company, as a senior portfolio manager and equity analyst from April, 1999 to March, 2003.




Leonard A. Aplet, a managing director of Columbia Advisors, is the manager for the portion of the Fund allocated to the investment grade bonds category and has managed that portion of the Fund since March, 2005. Mr. Aplet has been associated with Columbia Advisors or its predecessors since 1987.




Kevin L. Cronk, a senior vice president of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the non-investment grade bonds category and has co-managed that portion of the Fund since November, 2006. Mr. Cronk has been associated with Columbia Advisors or its predecessors since August, 1999.



Thomas A. LaPointe, a senior vice president of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the non-investment grade bonds category and has co-managed that portion of the Fund since November, 2006. Mr. LaPointe has been associated with Columbia Advisors or its predecessors since February, 1999.


                                                                             ---

Managing the Fund



The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Fund.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------




On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.



Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.



Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.



As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.



A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.



In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.



On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated


---

Managing the Fund



complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.



On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.



On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.



On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.



In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The settlement has not yet been finalized. Any settlement ultimately agreed by the parties will be subject to court approval.



This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.


                                                                             ---

Financial Highlights
-------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last six fiscal periods, which run from October 1 to September 30, unless otherwise indicated. Certain information reflects financial results for a single Class G and T share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which, for the years ended September 30, 2006, 2005 and 2004, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for the period ended September 30, 2003 and the fiscal years ended October 31, 2002 and 2001 has been derived from the Fund's financial statements which have been audited by another independent registered public accounting firm, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report containing those financial statements by calling 1-800-345-6611.


 The Fund


                                                                                         Period ended
                                                       Year ended September 30,          September 30,
                                                  2006           2005        2004/(a)/   2003/(b)(c)/
                                                 Class T        Class T       Class T       Class T
                                               -------      -------         --------     -------------
 Net asset value --
 Beginning of period ($)                         16.48        15.07           14.01           12.87
---------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income                          0.28/(d)/    0.26/(d)(e)/    0.21/(d)/       0.21/(d)/
   Net realized and unrealized gain (loss)
    on investments, foreign currency, future
    contracts and foreign capital gains tax       0.87         1.41            1.11            1.16
---------------------------------------------------------------------------------------------------------
 Total from Investment Operations                 1.15         1.67            1.32            1.37
---------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                    (0.31)       (0.26)          (0.26)          (0.23)
   From net realized gains                       (1.24)          --              --              --
---------------------------------------------------------------------------------------------------------
 Total Distributions Declared to Shareholders     1.55        (0.26)          (0.26)          (0.23)
---------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                               16.08        16.48           15.07           14.01
---------------------------------------------------------------------------------------------------------
 Total return (%)/(g)(h)/                         7.39/(i)/   11.14            9.47           10.75/(j)/
---------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/
 Supplemental Data (%):
   Expenses/(k)/                                  1.36         1.40            1.49            1.49/(l)/
   Net investment income/(k)/                     1.78         1.62            1.37            1.73/(l)/
   Waiver/reimbursement                           0.01         0.01              --/(m)/       0.01/(l)/
 Portfolio turnover rate (%)                        98           86              75             122/(j)/
 Net assets, end of period (000's) ($)         175,348      184,795         183,438         189,580


                                                       Year ended
                                                      October 31,
                                                   2002         2001
                                                  Class T      Class T
                                               -------       -------
 Net asset value --
 Beginning of period ($)                         14.95         18.79
-------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income                          0.25/(f)/     0.33/(d)/
   Net realized and unrealized gain (loss)
    on investments, foreign currency, future
    contracts and foreign capital gains tax      (2.09)/(f)/   (3.08)
-------------------------------------------------------------------------
 Total from Investment Operations                (1.84)        (2.75)
-------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                    (0.24)        (0.35)
   From net realized gains                          --         (0.74)
-------------------------------------------------------------------------
 Total Distributions Declared to Shareholders    (0.24)        (1.09)
-------------------------------------------------------------------------
 Net asset value --
 End of period ($)                               12.87         14.95
-------------------------------------------------------------------------
 Total return (%)/(g)(h)/                       (12.45)       (15.18)
-------------------------------------------------------------------------
 Ratios to Average Net Assets/
 Supplemental Data (%):
   Expenses/(k)/                                  1.37          1.33
   Net investment income/(k)/                     1.76/(f)/     2.01
   Waiver/reimbursement                           0.01          0.01
 Portfolio turnover rate (%)                        40            65
 Net assets, end of period (000's) ($)         198,154       289,882


(a) On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.
(b) The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Asset Allocation Fund, Retail A shares were redesignated Liberty Asset Allocation Fund, Class T shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.
(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.
(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i) Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.


(j) Not annualized.


(k) The benefits derived from custody credits had an impact of less than 0.01%.


(l) Annualized.


(m) Rounds to less than 0.01%.


---

Financial Highlights


 The Fund


                                                                                                      Period ended
                                                                     Year ended September 30,         September 30,
                                                                 2006         2005        2004/(a)/   2003/(b)(c)/
                                                                Class G      Class G      Class G        Class G
                                                              -------     -------        --------     -------------
 Net asset value --
 Beginning of period ($)                                       16.46       15.06           14.00          12.84
---------------------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income                                        0.25/(d)/   0.16/(d)(e)/    0.11/(d)/      0.12/(d)/
   Net realized and unrealized gain (loss) on investments,
    foreign currency, futures contracts and foreign capital
    gains tax                                                   0.79        1.40            1.11           1.17
---------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                              1.04        1.56            1.22           1.29
---------------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                                  (0.20)      (0.16)          (0.16)         (0.13)
   From net realized gains                                     (1.24)         --              --             --
---------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                 (1.44)      (0.16)          (0.16)         (0.13)
---------------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                             16.06       16.46           15.06          14.00
---------------------------------------------------------------------------------------------------------------------
  Total return (%)/(g)(h)/                                      6.70/(i)/  10.36            8.72          10.12/(j)/
---------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/
 Supplemental Data (%):
   Expenses/(k)/                                                2.01        2.05            2.15           2.19/(l)/
   Net investment income/(k)/                                   1.60        0.98            0.71           1.02/(l)/
   Waiver/reimbursement                                         0.01        0.01              --/(m)/      0.01/(l)/
  Portfolio turnover rate (%)                                     98          86              75            122/(j)/
  Net assets, end of period (000's) ($)                       10,404      21,982          39,892         56,383


                                                                     Year ended
                                                                     October 31,
                                                                 2002         2001
                                                                Class G      Class G
                                                              -------      -------
 Net asset value --
 Beginning of period ($)                                       14.92         18.74
---------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income                                        0.14/(f)/     0.22/(d)/
   Net realized and unrealized gain (loss) on investments,
    foreign currency, futures contracts and foreign capital
    gains tax                                                  (2.08)/(f)/   (3.06)
---------------------------------------------------------------------------------------
  Total from Investment Operations                             (1.94)        (2.84)
---------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                                  (0.14)        (0.24)
   From net realized gains                                        --         (0.74)
---------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                 (0.14)        (0.98)
---------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                             12.84         14.92
---------------------------------------------------------------------------------------
  Total return (%)/(g)(h)/                                    (13.08)       (15.72)
---------------------------------------------------------------------------------------
 Ratios to Average Net Assets/
 Supplemental Data (%):
   Expenses/(k)/                                                2.09          2.01
   Net investment income/(k)/                                   1.04/(f)/     1.33
   Waiver/reimbursement                                         0.03          0.01
  Portfolio turnover rate (%)                                     40            65
  Net assets, end of period (000's) ($)                       73,183       106,074


(a) On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.
(b) The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Asset Allocation Fund, Retail B shares were redesignated Liberty Asset Allocation Fund, Class G shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.
(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.
(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i) Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.


(j) Not annualized.


(k) The benefits derived from custody credits had an impact of less than 0.01%.


(l) Annualized.


(m) Rounds to less than 0.01%.


                                                                             ---

Appendix A
-------------------------------------------------------------------------------

Hypothetical Investment and Expense Information




The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class T and G shares of the Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested and that Class G shares convert to Class T shares after eight years. The annual expense ratios used for the Fund, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge for Class T shares but do not reflect any contingent deferred sales charges which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.





 Class T Shares



Maximum Sales Charge Initial Hypothetical Investment Amount Assumed Rate of Return
       5.75%                       $10,000.00                         5%
----------------------------------------------------------------------------------



                                                                                     Hypothetical
                                 Cumulative Return                Cumulative Return    Year-End
                                   Before Fees &   Annual Expense   After Fees &     Balance After  Annual Fees &
Year                                 Expenses          Ratio          Expenses      Fees & Expenses Expenses/(1)/

                               1       5.00%           1.38%           -2.34%/(2)/     $9,766.19        $707.42
                               2      10.25%           1.38%            1.20%         $10,119.72        $137.21
                               3      15.76%           1.38%            4.86%         $10,486.05        $142.18
                               4      21.55%           1.38%            8.66%         $10,865.65        $147.33
                               5      27.63%           1.38%           12.59%         $11,258.99        $152.66
                               6      34.01%           1.38%           16.67%         $11,666.56        $158.19
                               7      40.71%           1.38%           20.89%         $12,088.89        $163.91
                               8      47.75%           1.38%           25.27%         $12,526.51        $169.85
                               9      55.13%           1.38%           29.80%         $12,979.97        $175.99
                              10      62.89%           1.38%           34.50%         $13,449.84        $182.37

Total Gain After Fees & Expenses                                                       $3,449.84
-----------------------------------------------------------------------------------------------------------------
Total Annual Fees & Expenses                                                                          $2,137.11


(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.
(2) Reflects deduction of the maximum initial sales charge.

---

Appendix A






 Class G Shares



Maximum Sales Charge Initial Hypothetical Investment Amount Assumed Rate of Return
       0.00%                       $10,000.00                         5%
----------------------------------------------------------------------------------



                                                                                     Hypothetical
                                 Cumulative Return                Cumulative Return    Year-End
                                   Before Fees &   Annual Expense   After Fees &     Balance After  Annual Fees &
Year                                 Expenses          Ratio          Expenses      Fees & Expenses Expenses/(1)/

                               1       5.00%           2.03%            2.97%         $10,297.00        $206.01
                               2      10.25%           2.03%            6.03%         $10,602.82        $212.13
                               3      15.76%           2.03%            9.18%         $10,917.72        $218.43
                               4      21.55%           2.03%           12.42%         $11,241.98        $224.92
                               5      27.63%           2.03%           15.76%         $11,575.87        $231.60
                               6      34.01%           2.03%           19.20%         $11,919.67        $238.48
                               7      40.71%           2.03%           22.74%         $12,273.69        $245.56
                               8      47.75%           2.03%           26.38%         $12,638.21        $252.86
                               9      55.13%           1.38%           30.96%         $13,095.72        $177.56
                              10      62.89%           1.38%           35.70%         $13,569.78        $183.99

Total Gain After Fees & Expenses                                                       $3,569.78
-----------------------------------------------------------------------------------------------------------------
Total Annual Fees & Expenses                                                                          $2,191.54


(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

                                                                             ---

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.




You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's transfer agent or visiting the Fund's website at:



Columbia Management Services, Inc.


P. O. Box 8081


Boston, MA 02266-8081


1-800-345-6611

www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:


Columbia Funds Series Trust I: 811-04367


..  Columbia Asset Allocation Fund

--------------------------------------------------------------------------------


[LOGO] ColumbiaFunds

       A Member of Columbia Management Group




(C)2007 Columbia Management Distributors, Inc.


One Financial Center, Boston, MA 02111-2621


800.426.3750 www.columbiafunds.com


                                                             INT 36/116546-0207

Columbia Asset Allocation Fund Prospectus, February 1, 2007
----------------------------------------------------------------------


Class Z Shares

Advised by Columbia Management Advisors, LLC

--------------------------------------------------------------------------------
TABLE OF CONTENTS


THE FUND                                  2
--------------------------------------------
Investment Goals........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  3
Portfolio Holdings Disclosure...........  5
Performance History.....................  6
Your Expenses...........................  7

YOUR ACCOUNT                              9
--------------------------------------------
How to Buy Shares.......................  9
Eligible Investors......................  9
Sales Charges........................... 11
How to Exchange Shares.................. 12
How to Sell Shares...................... 12
Fund Policy on Trading of Fund Shares... 13
Financial Intermediary Payments......... 15
Other Information About Your Account.... 16



MANAGING THE FUND                        19
--------------------------------------------
Investment Advisor...................... 19
Portfolio Managers...................... 19
Legal Proceedings....................... 22

FINANCIAL HIGHLIGHTS                     25
--------------------------------------------

APPENDIX A                               26
--------------------------------------------

Only eligible investors may purchase Class Z shares. See "Your Account -- Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Not FDIC Insured May Lose Value
               No Bank Guarantee

The Fund
-------------------------------------------------------------------------------

INVESTMENT GOALS
--------------------------------------------------------------------------------
The Fund seeks a high total return by providing both a current level of income that is greater than that provided by popular stock market averages, as well as long-term growth in the value of the Fund's assets.

          ------------------------------------------------------------
          Current income includes both dividends from stocks and interest income from fixed income securities, after deducting Fund expenses.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund's investment advisor allocates the Fund's assets among various classes of equity and debt securities, including: large capitalization (large-cap) growth stocks, large-cap value stocks, middle capitalization (mid-cap) growth stocks, mid-cap value stocks, small capitalization (small-cap) growth stocks, small-cap value stocks, foreign securities, investment grade bonds, and non-investment grade bonds. Each asset class is managed by a separate portfolio manager or team with experience in investing in that particular class.

The Fund's lead portfolio manager will allocate the Fund's assets among the various asset classes. The lead portfolio manager will adjust the number of asset classes, as well as the portion of the Fund's assets allocated to each asset class, from time to time, based on his assessment of such factors as relative attractiveness, valuation, fundamentals, quantitative analyses and economic and market expectations.

In selecting equity securities, the advisor favors stocks with long-term growth potential that are expected to outperform their peers over time. The advisor also forecasts the direction and degree of change in long-term interest rates to help in the selection of debt securities. Investment grade debt securities purchased by the Fund will have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or will be unrated securities determined by the advisor to be of comparable quality. When deemed appropriate by the advisor, however, the Fund may invest up to 10% of its net assets in non-investment grade debt securities that are rated below BBB by S&P or Baa by Moody's or are unrated securities judged by the advisor to be of comparable quality (also known as "junk bonds"). The Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times. The Fund may also participate in mortgage dollar rolls.

The Fund may invest up to 25% of its net assets in foreign securities.

The Fund may invest up to 10% of its net assets in exchange-traded funds, such as iShares/SM/. Exchange-traded funds are shares of investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ(R) National Market System. iShares, which are traded on the American Stock Exchange, are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the Morgan Stanley Capital International indices for various countries and regions.

The Fund will sell a portfolio security when, as a result of changes in the economy, the advisor determines it is appropriate to revise the allocation of the Fund's assets between stocks and bonds. A security may also be sold as a result of an actual or expected deterioration in the performance of the security or in the financial condition of the issuer of the security.


As part of its investment strategy, the Fund may buy and sell securities frequently. Such trading usually increases portfolio turnover rates, which usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Such trading may also result in higher brokerage commissions and other transaction costs and additional tax liability, which could reduce the Fund's returns.




---

The Fund



At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goals.


In seeking to achieve its investment goals, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goals or investment strategies.


The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and nonhedging purposes, such as to adjust to the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goals. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goals or perform favorably among comparable funds.

Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Fund may invest in debt securities issued or supported by private entities, including corporate bonds, municipal bonds and mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

                                                                             ---

The Fund



Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.

Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

The Fund may invest in real estate investment trusts (REITs). REITs are entities which either own properties or make construction or mortgage loans. REITs may also include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

---

The Fund



Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.




Derivatives involve special risks and may result in losses. The Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PORTFOLIO HOLDINGS DISCLOSURE

--------------------------------------------------------------------------------

A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio securities is available in the Fund's Statement of Additional Information. The Fund discloses its complete portfolio holdings as of a month-end on the Fund's website, www.columbiafunds.com, approximately 30 calendar days after such month-end. Additionally, the Fund discloses its largest 5 equity holdings, as a percent of market value of the Fund's portfolio, as of a month-end on the Fund's website, www.columbiafunds.com, approximately 15 calendar days after such month-end. Once posted, the above information will remain available on such website until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.


                                                                             ---

The Fund



PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class Z shares compare with those of broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.


          ------------------------------------------------------------

          UNDERSTANDING PERFORMANCE
          Calendar Year Total Returns show the Fund's Class Z share performance for each of the last ten complete calendar years. They include the effects of Fund expenses.

          Average Annual Total Returns are a measure of the Fund's Class Z average performance over the past one-year, five-year and ten-year periods. They include the effects of Fund expenses.

          The Fund's returns are compared to the Standard & Poor's 500 Index (S&P Index), which tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Fund's returns are also compared to the Lehman Brothers U.S. Aggregate Bond Index (Lehman Index), a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.


 Calendar Year Total Returns (Class Z)/(1)/


                                    [CHART]

 1997    1998    1999    2000    2001    2002     2003   2004    2005   2006
------  ------  ------  ------  ------  ------   ------  -----  ------ ------
19.86%  17.89%   7.41%  2.08%   -8.12%  -15.30%  19.33%  9.62%   5.59%  11.41%


                     For the periods shown in bar chart:
                     Best quarter: 4th quarter 1998, +11.74%
                     Worst quarter: 3rd quarter 2002, -9.50%
(1) The calendar year total returns shown for Class Z shares include the returns of Trust shares of the Galaxy Asset Allocation Fund (the Galaxy
    Fund), the predecessor to the Fund, for periods prior to November 18, 2002, the date on which Class Z shares were initially offered by the Fund.

---

The Fund



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


 Average Annual Total Returns -- for periods ended December 31, 2006



                                                               1 Year  5 Years   10 Years
Class Z (%)
  Return Before Taxes                                          11.41   5.44/(1)/   6.38/(1)/
  Return After Taxes on Distributions                           9.38   4.35/(1)/   4.98/(1)/
  Return After Taxes on Distributions and Sale of Fund Shares   8.77   4.29/(1)/   4.89/(1)/
--------------------------------------------------------------------------------------------
S&P Index (%)                                                  15.80   6.19        8.42
--------------------------------------------------------------------------------------------
Lehman Index (%)                                                4.33   5.06        6.24


(1) The returns for Class Z shares include returns of Trust Shares of the Galaxy Asset Allocation Fund for periods prior to November 18, 2002, the date on which Class Z shares were initially offered by the fund. Trust Shares of the Galaxy Asset Allocation Fund were initially offered on December 30, 1991.


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

          ------------------------------------------------------------

          UNDERSTANDING EXPENSES
          Annual Fund Operating Expenses are paid by the Fund. They include management and administration fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns.

          Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:
          .  $10,000 initial investment
          .  5% total return for each year
          .  Fund operating expenses remain the same
          .  Reinvestment of all dividends and distributions

                                                                            ---

The Fund




 Shareholder Fees (paid directly from your investment)



  Maximum sales charge (load) on purchases (%)
  (as a percentage of the offering price)                                0.00
  ---------------------------------------------------------------------------
  Maximum deferred sales charge (load) on redemptions (%)
  (as a percentage of the lesser of purchase price or redemption price)  0.00
  ---------------------------------------------------------------------------
  Redemption fee (%)
  (as a percentage of amount redeemed, if applicable)                   /(1)/




(1) There is a $7.50 charge for wiring sale proceeds to your bank.


 Annual Fund Operating Expenses (deducted directly from Fund assets)


                 Management fee/(1)(2)/ (%)                0.72
                 ----------------------------------------------
                 Distribution and service (12b-1) fees (%) 0.00
                 ----------------------------------------------
                 Other expenses/(3)/ (%)                   0.36
                 ----------------------------------------------
                 Acquired fund fees and expenses/(4)/        --
                 ----------------------------------------------
                 Total annual fund operating expenses (%)  1.08


(1) The Fund pays a management fee of 0.65% and an administration fee of 0.07%.


(2) The Fund's investment advisor has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average net assets. The current breakpoint schedule for the Fund is as follows: 0.65% for assets up to $500 million; 0.60% for assets in excess of $500 million and up to $1 billion; 0.55% for assets in excess of $1 billion and up to $1.5 billion; 0.50% for assets in excess of $1.5 billion and up to $3 billion; 0.48% for assets in excess of $3 billion and up to $6 billion; and 0.46% for assets in excess of $6 billion.


(3) Other expenses have been restated to reflect contractual changes to the fees paid by the Fund.


(4) Amounts less than 0.01% are shown as dashes (--) in "Acquired fund fees and expenses" but are included in "Other expenses".


 Example Expenses (your actual costs may be higher or lower)


                        1 Year 3 Years 5 Years 10 Years
                         $110   $343    $595    $1,317


See Appendix A for additional hypothetical investment and expense information.

---

Your Account
-------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------
When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, "good form" may mean you have properly placed your order with Columbia Management Services, Inc. or your financial advisor or the Fund's transfer agent has received your completed application, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

 Outlined below are the various options for buying shares:


Method             Instructions
Through your       Your financial advisor can help you establish your account financial advisor  and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                   your request prior to the close of regular trading on the
                   New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for
                   executing the purchase for you.
-------------------------------------------------------------------------------
By check           For new accounts, send a completed application and check
(new account)      made payable to the Fund to Columbia Management Services,
                   Inc., P.O. Box 8081, Boston, MA 02266-8081.
-------------------------------------------------------------------------------
By check           For existing accounts, fill out and return the additional
(existing account) investment stub included in your account statement, or send a letter of instruction including your Fund name and
                   account number with a check made payable to the Fund to
                   Columbia Management Services, Inc., P.O. Box 8081, Boston,
                   MA 02266-8081.
-------------------------------------------------------------------------------
By exchange        You or your financial advisor may acquire shares of the
                   Fund for your account by exchanging shares you own in a
                   different fund distributed by Columbia Management
                   Distributors, Inc. for shares of the same class of the Fund at no additional cost. To exchange by telephone, call
                   1-800-422-3737. Please see "How to Exchange Shares" for
                   more information.
-------------------------------------------------------------------------------
By wire            You may purchase shares of the Fund by wiring money from
                   your bank account to your Fund account. To wire funds to
                   your Fund account, call 1-800-422-3737 for wiring
                   instructions.
-------------------------------------------------------------------------------
By electronic      You may purchase shares of the Fund by electronically
funds transfer     transferring money from your bank account to your Fund
                   account by calling 1-800-422-3737. An electronic funds
                   transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                   prior to your telephone request. Be sure to complete the
                   appropriate section of the application for this feature.
-------------------------------------------------------------------------------
Automatic          You may make monthly or quarterly investments automatically
investment plan    from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                   transfer. Be sure to complete the appropriate section of
                   the application for this feature.
-------------------------------------------------------------------------------
Automated dollar   You may purchase shares of the Fund for your account by
cost averaging     exchanging $100 or more each month from another fund for
                   shares of the same class of the Fund at no additional cost.
                   Exchanges will continue so long as your fund balance is
                   sufficient to complete the transfers. You may terminate
                   your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-345-6611. Be sure to complete the appropriate section of the account application for this feature.
-------------------------------------------------------------------------------
By dividend        You may automatically invest dividends distributed by
diversification    another fund into the same class of shares of the Fund at
                   no additional sales charge. To invest your dividends in the
                   Fund, call 1-800-345-6611.
-------------------------------------------------------------------------------
Through the        You may sell Fund shares through the internet. You will be
Internet           required to accept the terms of an online agreement and to use a password in order to make internet redemptions. The
                   transfer agent has procedures in place to authenticate
                   electronic instructions given via the internet. For more
                   information on internet transactions, or to sign up for
                   internet transactions, please call 1-800-345-6611.


ELIGIBLE INVESTORS
--------------------------------------------------------------------------------
Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. Class Z shares of the Fund generally are available only to certain "grandfathered" shareholders and to investors holding accounts with intermediaries that assess account level fees for the services they provide. Please read the following section for a

                                                                             ---

Your Account


more detailed description of the eligibility requirements. The Eligible Investors described below are subject to different minimum initial investment requirements.



Eligibility for certain waivers, exemptions or share classes by new or existing investors may not be readily available or accessible through all intermediaries or all types of accounts offered by a broker/dealer, bank, third-party administrator or other financial institution (each commonly referred to as an "intermediary"). Accessibility of these waivers through a particular intermediary may also change at any time. If you believe you are eligible to purchase shares under a specific exemption, but are not permitted by your intermediary to do so, please contact your intermediary. You may be asked to provide information, including account statements and other records, regarding your eligibility.

Eligible Investors and their applicable investment minimums are as follows:

No minimum initial investment




.. Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover;



.. Any omnibus group retirement plan for which an intermediary or other entity provides services and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the transfer agent; and



.. Health Savings Accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.


$1,000 minimum initial investment


.. Any individual retirement account of an Eligible Investor who would otherwise be subject to a $2,500 minimum initial investment or group retirement plan that is not held in an omnibus manner for which an intermediary or other entity provides services and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the transfer agent.



$2,500 minimum initial investment



.. Any client of Bank of America Corporation or a subsidiary purchasing shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary;



.. Any investor purchasing through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code;



.. Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of a fund distributed by Columbia Management Distributors, Inc. who holds Class Z shares; (ii) who held Primary A shares prior to August 22, 2005; (iii) who holds Class A shares that were obtained by exchange of Class Z shares; or
   (iv) who purchased certain no-load shares of a fund merged with a fund distributed by Columbia Management Distributors, Inc.;


---

Your Account




   . Any trustee or director (or family member of a trustee or director) of any fund distributed by Columbia Management Distributors, Inc.;



   . Any employee (or family member of an employee) of Bank of America Corporation or a subsidiary;



   . Any investor participating in an account offered by an intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Fund's transfer agent (each investor purchasing through an intermediary must independently satisfy the $2,500 minimum investment requirement);



   . Any institutional investor which is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization; which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933; and



   . Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations purchasing shares for its own account, including Bank of America Corporation, its affiliates, or subsidiaries.





The Fund reserves the right to change the criteria for Eligible Investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan; however, each investment requires a $50 minimum purchase. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


SALES CHARGES
--------------------------------------------------------------------------------
Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.


          ------------------------------------------------------------

          CHOOSING A SHARE CLASS
          The Fund offers one class of shares in this prospectus -- Class Z.

          Broker-dealers, investment advisers or financial planners selling mutual fund shares may offer their clients more than one class of shares in a fund with different pricing options. This allows you and your financial advisor to choose among different types of sales charges and different levels of ongoing operating expenses, depending on the investment programs your financial advisor offers. Investors should consider carefully any separate transactions and other fees charged by these programs in connection with investing in any available share class before selecting a share class.

          The Fund also offers five additional classes of shares -- Class A, B, C, T and G shares are available through separate prospectuses. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.


                                                                            ---

Your Account



HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for Class Z or Class A (only if Class Z is not offered) shares of another fund distributed by Columbia Management
Distributors, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification number available when calling.


Certain restrictions on exchanges may apply to participants in Health Savings Accounts, including the limitation that participants may exchange their shares only for shares of other funds currently enrolled in the program offering the Health Savings Account.



You also may exchange your shares through the internet. You will be required to accept the terms of an online agreement and to use a password in order to make internet exchanges. The transfer agent has procedures in place to authenticate electronic instructions given via the internet. For more information on internet transactions, or to sign up for internet transactions, please call 1-800-345-6611.


HOW TO SELL SHARES
--------------------------------------------------------------------------------
You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, when selling shares by letter of instruction, "good form" means
(i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 10 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.




---

Your Account



 Outlined below are the various options for selling shares:


 Method            Instructions
 Through your      You may call your financial advisor to place your sell
 financial advisor order. To receive the current trading day's price, your financial advisor must receive your request prior to the
                   close of regular trading on the NYSE, usually 4:00 p.m.
                   Eastern time. Your financial advisor may charge you fees
                   for executing a redemption for you.
 ------------------------------------------------------------------------------
 By exchange       You or your financial advisor may sell shares of the Fund
                   by exchanging from the Fund into Class Z shares or Class A
                   (only if Class Z is not offered) shares of another fund
                   distributed by Columbia Management Distributors, Inc. at no additional cost. To exchange by telephone, call
                   1-800-422-3737.
 ------------------------------------------------------------------------------
 By telephone      You or your financial advisor may sell shares of the Fund
                   by telephone and request that a check be sent to your
                   address of record by calling 1-800-422-3737, unless you
                   have notified the Fund of an address change within the
                   previous 30 days. The dollar limit for telephone sales is $
                   100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts and Health Savings Accounts. For
                   details, call 1-800-799-7526.
 ------------------------------------------------------------------------------
 By mail           You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign
                   the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another
                   eligible guarantor that participates in the Medallion
                   Signature Guarantee Program for amounts over $100,000 or
                   for alternate payee or mailing instructions. Additional
                   documentation is required for sales by corporations,
                   agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.
                   Mail your letter of instruction to Columbia Management
                   Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
 ------------------------------------------------------------------------------
 By wire           You may sell Fund shares and request that the proceeds be
                   wired to your bank. You must set up this feature prior to
                   your request. Be sure to complete the appropriate section
                   of the account application for this feature. Generally, the value of your redemptions must be at least equal to $500 in order to have the sale proceeds wired to your bank. There
                   is a $7.50 charge for wiring sale proceeds to your bank.
                   (The transfer agent may waive this fee for omnibus and
                   nominee accounts.) Your bank may charge additional fees for such wire transfer.
 ------------------------------------------------------------------------------
 By systematic     You may automatically sell a specified dollar amount or
 withdrawal plan   percentage of your account on a monthly, quarterly or
                   semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. The $5,000 minimum
                   account balance requirement has been waived for wrap
                   accounts. This feature is not available if you hold your
                   shares in certificate form. All dividend and capital gains distributions must be reinvested. Be sure to complete the
                   appropriate section of the account application for this
                   feature.
 ------------------------------------------------------------------------------
 By electronic     You may sell shares of the Fund and request that the
 funds transfer    proceeds be electronically transferred to your bank.
                   Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                   request. Be sure to complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 Through the       You may sell Fund shares through the internet. You will be
 Internet          required to accept the terms of an online agreement and to use a password in order to make internet redemptions. The
                   transfer agent has procedures in place to authenticate
                   electronic instructions given via the internet. For more
                   information on internet transactions, or to sign up for
                   internet transactions, please call 1-800-345-6611.


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.

The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia

                                                                             ---

Your Account


Fund (other than a money market fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.


The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.



Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement plan service providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above. In particular, the Bank of America retirement plan service provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.



The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.




---

Your Account




FINANCIAL INTERMEDIARY PAYMENTS

--------------------------------------------------------------------------------

The Fund's distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Fund's distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the money market funds) on an annual basis for payments based on average net assets of the funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the funds (other than the money market funds) attributable to the financial intermediary. The Fund's distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.



Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.40% of the total Fund assets for Class Z shares in the program on an annual basis. As of September 1, 2005, the Fund's Board of Trustees has authorized the Fund to pay up to 0.11% of total Fund assets on an annual basis for providing investor services. The amounts in excess of that paid by the Fund will be borne by the Fund's distributor or its affiliates.



The Fund's distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.



Amounts paid by the Fund's distributor or its affiliates are paid out of the distributor's or its affiliates' own revenue and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Fund's distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Fund's distributor or its affiliates has agreed to make marketing support payments in the Fund's Statement of Additional Information, which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Fund's distributor and the distributor's affiliates and any services your financial intermediary provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.




                                                                             ---

Your Account



OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
How the Fund's Share Price is Determined The price of the Fund's Class Z shares is based on their net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.




Automatic Sale of Your Shares The Fund will automatically sell your shares if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below $250. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. If your shares are sold, the transfer agent will remit the balance of your account to you. The transfer agent will send you written notification at least 30 days in advance of any such automatic sale, which will provide details on how you can add money to your account in order to avoid such automatic sale. Generally, you may avoid such automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345-6611 or contact your investment professional for more information. The automatic sale of shares of accounts valued at less than $250 will take place in the second quarter of each calendar year.



The Fund may also sell your shares if a financial institution or intermediary instructs the Fund to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the Investment Company Act of 1940 ("ICA").



Minimum Account Balance Fee Beginning in the second quarter of 2007, if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below the minimum initial investment applicable to you, your account will be subject to a $20 annual fee. This fee will be assessed through


---
the automatic sale of shares in your account. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. The Fund reserves the right to lower the account size trigger point for the minimum balance fee in any year for any class of shares when the Fund believes it is appropriate to do so in light of declines in the market value of Fund shares or sales loads applicable to a particular class of shares, or for other reasons. The transfer agent will reduce the expenses paid by your Fund for transfer agency services by the amount it collects from assessment of this fee. If your Fund has no transfer agency expenses against which to offset the amount collected through assessment of this fee, the transfer agent will pay such amount directly to your Fund. The transfer agent will send you written notification of the imposition of any such fee, which will provide details on how you can add money to your account in order to avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345-6611 or contact your investment professional for more information.



Exceptions to the Automatic Sale of Your Shares and the Minimum Account Balance Fee The automatic sale of shares of accounts valued at less than $250 and the minimum account balance fee described above do not apply to shareholders holding their shares through broker-dealer networked accounts, wrap fee and omnibus accounts, accounts with active automatic investment plans or payroll deduction plans, accounts that were created by the automatic conversion of Class B shares to Class A shares, accounts that were created by the automatic conversion of Class G shares to Class T shares, certain qualified retirement plans or Health Savings Accounts. The automatic sale of shares of accounts valued at less than $250 does not apply to individual retirement plans.




Share Certificates Share certificates are not available for Class Z shares.

Dividends, Distributions and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

   Dividends      Represents interest and dividends earned from securities
                  held by the Fund, net of expenses incurred by the Fund.
  ----------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.


          ------------------------------------------------------------

          UNDERSTANDING FUND DISTRIBUTIONS
          The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.


Distribution Options The Fund distributes any dividends quarterly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

 Distribution Options

    Reinvest all distributions in additional shares of your current fund
  ---------------------------------------------------------------------------
    Reinvest all distributions in shares of another fund
  ---------------------------------------------------------------------------
    Receive dividends in cash (see options below) and reinvest capital gains
  ---------------------------------------------------------------------------
    Receive all distributions in cash (with one of the following options):
  .  send the check to your address of record
  .  send the check to a third party address
  .  transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.


Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account or Health Savings Account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes.





The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.



In general, any distributions of dividends, interest and short-term capital gains (determined by how long the Fund held the investments that generated them) are taxable as ordinary income. Properly designated distributions of long-term capital gains (determined by how long the Fund held the investments that generated them) are generally taxable as such, regardless of how long you have held your Fund shares. Long-term capital gain rates have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2011. For the taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.


Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws. Foreign persons should consult the Statement of Additional Information.

Managing the Fund
-------------------------------------------------------------------------------

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Columbia Management Advisors, LLC ("Columbia Advisors"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Advisors is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In it's duties as investment advisor, Columbia Advisors runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.





For the 2006 fiscal year, aggregate advisory fees paid to Columbia Advisors by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors by the Fund, amounted to 0.65% of average daily net assets of the Fund. A discussion of the factors considered by the Fund's Board of Trustees in approving the Fund's investment advisory contract is included in the Fund's semi-annual report to shareholders for the fiscal period ended March 31, 2006.


PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
Vikram J. Kuriyan, PhD, a managing director of Columbia Management Advisors,
LLC ("Columbia Advisors"), is the lead manager for the Fund and has managed the Fund since August, 2005. Dr. Kuriyan has been associated with Columbia Advisors or its predecessors since January, 2000.

Karen Wurdack, PhD, a portfolio manager of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since August, 2005. Dr. Wurdack has been associated with Columbia Advisors or its predecessors since August, 1993.

Drs. Kuriyan and Wurdack are responsible for allocating the Fund's assets among the various asset classes, while investment decisions for the portion of the Fund's assets allocated to each asset class will be made by investment professionals with particular expertise in such asset class.

The asset classes, and the persons responsible for managing the Fund's assets allocated to each particular asset class, are as follows:



Large-cap growth stocks
                           Paul J. Berlinguet, Edward P. Hickey, Roger R. Sullivan,
                           Mary-Ann Ward and John T. Wilson

Large-cap value stocks
                           Lori J. Ensinger, Diane L. Sobin, David I. Hoffman and
                           Noah J. Petrucci

Mid-cap value stocks
                           Diane L. Sobin, David I. Hoffman, Lori J. Ensinger and
                           Noah J. Petrucci

Mid-cap growth stocks
                           Wayne M. Collette and George J. Myers

Small-cap growth stocks
                           Christian Pineno, Daniel H. Cole, Daniele M. Donahoe,
                           Jon Michael Morgan and Clifford D. Siverd

Small-cap value stocks
                           Stephen D. Barbaro and Jeremy Javidi

Foreign securities
                           Fred Copper, Jasmine (Weili) Huang, Timothy R. Anderson,
                           Paul J. DiGiacomo and Daisuke Nomoto

Investment grade bonds
                           Leonard A. Aplet

Non-investment grade bonds
                           Kevin L. Cronk and Thomas A. LaPointe


                                                                             ---

Managing the Fund




Paul J. Berlinguet, a senior vice president of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Fund since October, 2003.
Mr. Berlinguet is also a co-manager for the portion of the Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Fund since December, 2005. Mr. Berlinguet has been associated with Columbia Advisors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003.


Edward P. Hickey, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Fund since June, 2005. Mr. Hickey has been associated with Columbia Advisors or its predecessors since November, 1998.

Roger R. Sullivan, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Fund since June, 2005. Mr. Sullivan has been associated with Columbia Advisors or its predecessors since January, 2005. Prior to January, 2005, Mr. Sullivan was a senior vice president with Putnam Investments from December, 1994 to December, 2004.

Mary-Ann Ward, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Fund since June, 2005. Ms. Ward has been associated with Columbia Advisors or its predecessors since July, 1997.

John T. Wilson, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the large-cap growth stocks category and has co-managed the Fund since August, 2005. Mr. Wilson has been associated with Columbia Advisors or its predecessors since July, 2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.


Lori J. Ensinger, a managing director of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the mid-cap value stocks category and has co-managed the Fund since September, 2004. Ms. Ensinger is also a co-manager for the portion of the Fund allocated to the large-cap value stocks category and has co-managed that portion of the Fund since September, 2005. Ms. Ensinger has been associated with Columbia Advisors or its predecessors since August, 2001.



Diane L. Sobin, a director of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the mid-cap value stocks category and has co-managed the Fund since September, 2004. Ms. Sobin is also a co-manager for the portion of the Fund allocated to the largecap value stocks category and has co-managed that portion of the Fund since September, 2005. Ms. Sobin has been associated with Columbia Advisors or its predecessors since August, 2001.



David I. Hoffman, a director of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the mid-cap value stocks category and has co-managed the Fund since September, 2004. Mr. Hoffman is also a co-manager for the portion of the Fund allocated to the large-cap value stocks category and has co-managed that portion of the Fund since September, 2005. Mr. Hoffman has been associated with Columbia Advisors or its predecessors since August, 2001.


Noah J. Petrucci, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the mid-cap value stocks category and has co-managed the Fund since September, 2004. Mr. Petrucci is also a co-manager for the portion of the Fund allocated to the large-cap value stocks category and has co-managed that portion of the Fund since September, 2005. Mr. Petrucci has been associated with Columbia Advisors or its

---

Managing the Fund


predecessors since February, 2002. Prior to February, 2002, Mr. Petrucci was employed by Zurich Scudder Investments, Inc. from October, 1996, serving most recently as a product specialist/portfolio manager from April, 2001 to February, 2002.




Wayne M. Collette, a vice president of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the mid-cap growth stocks category and has managed or co-managed that portion of the Fund since February, 2006.
Mr. Collette has been associated with Columbia Advisors or its predecessors since 2001.




George J. Myers, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the mid-cap growth stocks category and has managed or co-managed that portion of the Fund since February, 2006. Mr. Myers has been associated with Columbia Advisors or its predecessors since 2004. Prior to joining, Mr. Myers spent five years with Dresdner RCM Global Investors, where he was a portfolio manager and equity analyst. Earlier, he held positions with Firstar Investment Research & Management Company and J. Edwards Real Estate.


Christian Pineno, a portfolio manager of Columbia Advisors, is the lead manager for the portion of the Fund allocated to the small cap growth stocks category. Mr. Pineno assumed his present responsibilities with respect to the Fund in October, 2006. Previously, Mr. Pineno served as lead manager of the small cap growth sleeve of the Fund from June, 2005 to December, 2005. Mr. Pineno has been associated with Columbia Advisors or its predecessors since July, 1995.





Daniel H. Cole, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Fund since June, 2005. Mr. Cole has been associated with Columbia Advisors or its predecessors since September, 2001.


Daniele M. Donahoe, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Fund since December, 2005. Ms. Donahoe has been associated with Columbia Advisors or its predecessors since July, 2002. Prior to joining, Ms. Donahoe was an associate in the equity research department at Citigroup from 1999 to 2001.

Jon Michael Morgan, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Fund since December, 2005. Mr. Morgan has been associated with Columbia Advisors or its predecessors since July, 2000.


Clifford D. Siverd, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the small-cap growth stocks category and has co-managed that portion of the Fund since December, 2005. Mr. Siverd has been associated with Columbia Advisors or its predecessors since April, 2001.



Stephen D. Barbaro, a director of Columbia Advisors, is the manager for the portion of the Fund allocated to the small-cap value stocks category and has managed or co-managed that portion of the Fund since December, 2002. Mr. Barbaro has been associated with Columbia Advisors or its predecessors since 1976.



Jeremy Javidi, an assistant vice president of Columbia Advisors, is the co-manager for the portion of the Fund allocated to the small-cap value stocks category and has co-managed the Fund since August, 2005. Mr. Javidi has been associated with Columbia Advisors or its predecessors since January, 2000.





Fred Copper, a portfolio manager of Columbia Advisors, is the lead manager for the portion of the Fund allocated to the foreign securities category and has managed or co-managed that portion of the Fund since October, 2005. Mr. Copper has been associated with Columbia Advisors or its predecessors since September, 2005. Prior to September, 2005, Mr. Copper was a senior vice president with Putman Investments from March, 2001 to September, 2005.


                                                                             ---

Managing the Fund




Jasmine (Weili) Huang, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the foreign securities category and has co-managed the Fund since May, 2006. Ms. Huang has been associated with Columbia Advisors or its predecessors since September, 2003. Prior to September, 2003, Ms. Huang held a manager position with Deloitte's management consulting practice from June, 2000 to September, 2003.



Timothy R. Anderson, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the foreign securities category and has co-managed the Fund since May, 2006. Mr. Anderson has been associated with Columbia Advisors since March, 2006. Prior to March, 2006, Mr. Anderson was a portfolio manager with Morgan Stanley from February, 2005 to October, 2005. Prior to February, 2005, Mr. Anderson worked as a technology analyst and portfolio manager at Oaktree Capital Management from March, 2003 to February, 2005. Prior to March, 2003, Mr. Anderson worked as a senior equity analyst at Salomon Smith Barney from June, 2000 to March, 2003.



Paul J. DiGiacomo, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the foreign securities category and has co-managed the Fund since May, 2006. Mr. DiGiacomo has been associated with Columbia Advisors since April, 2006. Prior to April, 2006, Mr. DiGiacomo worked as a sleeve manager and analyst for the domestic and international small-cap core funds with Putnam Investments from August, 2002 to April, 2006.



Daisuke Nomoto, a portfolio manager of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the foreign securities category and has co-managed the Fund since May, 2006. Mr. Nomoto has been associated with Columbia Advisors or its affiliates since April, 2005. Prior to April, 2005, Mr. Nomoto served as an equity analyst at Putnam Investments from April, 2003 to March, 2005. Prior to April, 2003, Mr. Nomoto worked at Nissay Asset Management, a subsidiary of Nippon Life Insurance Company, as a senior portfolio manager and equity analyst from April, 1999 to March, 2003.


Leonard A. Aplet, a managing director of Columbia Advisors, is the manager for the portion of the Fund allocated to the investment grade bonds category and has managed that portion of the Fund since March, 2005. Mr. Aplet has been associated with Columbia Advisors or its predecessors since 1987.


Kevin L. Cronk, a senior vice president of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the non-investment grade bonds category and has co-managed that portion of the Fund since November, 2006. Mr. Cronk has been associated with Columbia Advisors or its predecessors since August, 1999.



Thomas A. LaPointe, a senior vice president of Columbia Advisors, is a co-manager for the portion of the Fund allocated to the non-investment grade bonds category and has co-managed that portion of the Fund since November, 2006. Mr. LaPointe has been associated with Columbia Advisors or its predecessors since February, 1999.




The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Fund.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------



On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney


---

Managing the Fund



General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.



Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.



Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.



As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.



A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.



In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.



On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.



On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court


                                                                             ---

Managing the Fund



dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.



On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.



On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.



In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The settlement has not yet been finalized. Any settlement ultimately agreed by the parties will be subject to court approval.



This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.




---

Financial Highlights
-------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's Class Z financial performance. Information is shown for the last six fiscal periods, which run from October 1 to September 30, unless otherwise indicated. Certain information reflects financial results for a single Class Z share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which, for the years ended September 30, 2006, 2005 and 2004, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for the period ended September 30, 2003 and the fiscal years ended October 31, 2002 and 2001, has been derived from the Fund's financial statements which have been audited by another independent registered public accounting firm, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report containing those financial statements by calling 1-800-345-6611.


 The Fund


                                                                                              Year ended
                                                                                            September 30,
                                                                          2006            2005        2004/(a)/
                                                                         Class Z         Class Z       Class Z
                                                                     -------         -------         --------
 Net asset value --
 Beginning of period ($)                                               16.48           15.06           14.01
------------------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income                                                0.33/(d)/       0.31/(d)(e)/    0.25/(d)/
   Net realized and unrealized gain (loss) on investments, foreign
    currency, future contracts and foreign capital gains tax            0.85            1.42            1.11
------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                      1.18            1.73            1.36
------------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                                          (0.35)          (0.31)          (0.31)
   From net realized gains                                             (1.24)             --              --
------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                         (1.59)          (0.31)          (0.31)
------------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                                     16.07           16.48           15.06
------------------------------------------------------------------------------------------------------------------
  Total return (%)/(g)/                                                 7.65/(h)(i)/   11.54/(h)/       9.75/(h)/
------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/
 Supplement Data (%):
   Expenses/(k)/                                                        1.06            1.10            1.19
   Net investment income/(k)/                                           2.09            1.92            1.67
   Waiver/reimbursement                                                 0.01            0.01              --/(m)/
  Portfolio turnover rate (%)                                             98              86              75
  Net assets, end of period (000's) ($)                              151,703         167,278         191,556


                                                                      Period ended              Year ended
                                                                      September 30,            October 31,
                                                                      2003/(b)(c)/          2002         2001
                                                                         Class Z           Class Z      Class Z
                                                                     -------------      -------       -------
 Net asset value --
 Beginning of period ($)                                                  12.87           14.94         18.78
------------------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income                                                   0.25/(d)/       0.29/(f)/     0.37/(d)/
   Net realized and unrealized gain (loss) on investments, foreign
    currency, future contracts and foreign capital gains tax               1.16           (2.09)/(f)/   (3.08)
------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                         1.41           (1.80)        (2.71)
------------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                                             (0.27)          (0.27)        (0.39)
   From net realized gains                                                   --              --         (0.74)
------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                            (0.27)          (0.27)        (1.13)
------------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                                        14.01           12.87         14.94
------------------------------------------------------------------------------------------------------------------
  Total return (%)/(g)/                                                   11.07/(h)(j)/  (12.23)/(h)/  (14.94)
------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/
 Supplement Data (%):
   Expenses/(k)/                                                           1.16/(l)/       1.12          1.11
   Net investment income/(k)/                                              2.04/(l)/       2.01/(f)/     2.23
   Waiver/reimbursement                                                    0.01/(l)/       0.03            --
  Portfolio turnover rate (%)                                               122/(j)/         40            65
  Net assets, end of period (000's) ($)                                 217,935         163,934       230,562


(a) On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.
(b) The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Asset Allocation Fund, Trust shares were redesignated Liberty Asset Allocation Fund Class Z shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.
(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.
(g) Total return at net asset value assuming all distributions reinvested.
(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(i) Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01% on the Fund's total return.


(j) Not annualized.


(k) The benefits derived from custody credits had an impact of less than 0.01%.


(l) Annualized.


(m) Rounds to less than 0.01%.


                                                                             ---

Appendix A
-------------------------------------------------------------------------------

Hypothetical Investment and Expense Information


The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class Z shares of the Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the Fund, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart, and is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower.




 Class Z Shares




Maximum Sales Charge Initial Hypothetical Investment Amount Assumed Rate of Return
       0.00%                       $10,000.00                         5%
----------------------------------------------------------------------------------



                                                                                       Hypothetical
                                   Cumulative Return                Cumulative Return    Year-End
                                     Before Fees &   Annual Expense   After Fees &     Balance After  Annual Fees &
Year                                   Expenses          Ratio          Expenses      Fees & Expenses Expenses/(1)/

  1                                       5.00%           1.08%            3.92%        $10,392.00      $  110.12
  2                                      10.25%           1.08%            7.99%        $10,799.37      $  114.43
  3                                      15.76%           1.08%           12.23%        $11,222.70      $  118.92
  4                                      21.55%           1.08%           16.63%        $11,662.63      $  123.58
  5                                      27.63%           1.08%           21.20%        $12,119.81      $  128.43
  6                                      34.01%           1.08%           25.95%        $12,594.90      $  133.46
  7                                      40.71%           1.08%           30.89%        $13,088.62      $  138.69
  8                                      47.75%           1.08%           36.02%        $13,601.70      $  144.13
  9                                      55.13%           1.08%           41.35%        $14,134.88      $  149.78
 10                                      62.89%           1.08%           46.89%        $14,688.97      $  155.65

Total Gain After Fees and Expenses                                                      $ 4,688.97
---------------------------------- ----------------- -------------- ----------------- --------------- -------------
Total Annual Fees and Expenses                                                                          $1,317.19



(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

---

Notes
-------------------------------------------------------------------------------

================================================================================

                                                                             ---

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.




You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's transfer agent or visiting the Fund's website at:



Columbia Management Services, Inc.


P.O. Box 8081




Boston, MA 02266-8081


1-800-345-6611

www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:


Columbia Funds Series Trust I: 811-04367


..  Columbia Asset Allocation Fund

--------------------------------------------------------------------------------


[LOGO]

       ColumbiaFunds

       A Member of Columbia Management Group

       (C)2007 Columbia Management Distributors, Inc.
       One Financial Center, Boston, MA 02111-2621
       800.426.3750   www.columbiafunds.com



                                                             INT-36/116463-0207

Columbia Common Stock Fund              Prospectus, February 1, 2007
-------------------------------------------------------------------------------


Class A, B and C Shares

Advised by Columbia Management Advisors, LLC

--------------------------------------------------------------------------------
TABLE OF CONTENTS


THE FUND                                  2
--------------------------------------------
Investment Goal.........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  2
Portfolio Holdings Disclosure...........  3
Performance History.....................  3
Your Expenses...........................  6

YOUR ACCOUNT                              8
--------------------------------------------
How to Buy Shares.......................  8
Investment Minimums.....................  9
Sales Charges...........................  9
How to Exchange Shares.................. 13
How to Sell Shares...................... 14
Fund Policy on Trading of Fund Shares... 15
Distribution and Service Fees........... 17
Other Information About Your Account.... 18




MANAGING THE FUND                        22
--------------------------------------------
Investment Advisor...................... 22
Portfolio Manager....................... 22
Legal Proceedings....................... 22

FINANCIAL HIGHLIGHTS                     25
--------------------------------------------

APPENDIX A                               28
--------------------------------------------


Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


[LOGO] Not FDIC Insured May Lose Value
               No Bank Guarantee

The Fund
-------------------------------------------------------------------------------

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks to provide a relatively high total return through long-term capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks. In addition, under normal market conditions, the Fund also invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. companies with large market capitalizations (generally over $2 billion) that the Fund's investment advisor believes offer attractive return potential from stock price appreciation and dividends.

        ----------------------------------------------------------------
          A company's market capitalization is the price of a share
          of its stock, multiplied by the number of shares held by
          investors.
        ----------------------------------------------------------------

The Fund will sell a portfolio security when, as a result of changes in the economy, the advisor believes that holding the security is no longer consistent with the Fund's investment goal. A security may also be sold as a result of an actual or expected deterioration in the performance of the security or in the financial condition of the issuer of the security.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.


In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goals or investment strategies.


As part of its investment strategy, the Fund may buy and sell securities frequently. Such trading usually increases portfolio turnover rates, which usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Such trading may also result in higher brokerage commissions and other transaction costs and additional tax liability, which could reduce the Fund's returns.

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

---

The Fund



Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PORTFOLIO HOLDINGS DISCLOSURE

--------------------------------------------------------------------------------

A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio securities is available in the Fund's Statement of Additional Information. The Fund discloses its complete portfolio holdings as of a month-end on the Fund's website, www.columbiafunds.com, approximately 30 calendar days after such month-end. Additionally, the Fund discloses its largest 15 holdings, as a percent of market value of the Fund's portfolio, as of a month-end on the Fund's website, www.columbiafunds.com, approximately 15 calendar days after such month-end. Once posted, the above information will remain available on such website until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares, excluding sales charges./ /The performance table following the bar chart shows how the Fund's average annual total returns for Class A, B and C shares, including sales charges, compare with those of a broad measure of market performance for one year, five years and ten years./ /The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.


          ------------------------------------------------------------

          UNDERSTANDING PERFORMANCE
          Calendar Year Total Returns show the Fund's Class A share performance for each of the last ten complete calendar years./ /They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

          Average Annual Total Returns are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. The table shows the returns of each share class and includes the effects of both fund expenses and current sales charges.

          The Fund's returns are compared to the Russell 1000 Index, an unmanaged index that tracks the performance of 1000 of the largest U.S. companies, based on market capitalization. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.
          ------------------------------------------------------------


                                                                             ---

The Fund



 Calendar Year Total Returns (Class A)/(1)/


                                    [CHART]

 1997    1998   1999    2000   2001    2002    2003    2004    2005    2006
------  ------  -----  -----  ------  ------- ------  ------  ------  -------
29.19%  15.86%  6.98%  3.86%  -5.85%  -24.97% 22.14%   5.73%  11.11%  14.37%


                     For the periods shown in bar chart:
                     Best quarter: 4th quarter 1998, +20.82%
                     Worst quarter: 3rd quarter 2002, -19.00%

(1) The calendar year total returns shown for Class A shares for periods prior to December 9, 2002, the date on which Class A shares were initially offered by the Fund, include the returns of Prime A Shares of the Galaxy Growth & Income Fund (the Galaxy Fund), the predecessor to the Fund. The returns shown for Class A shares also include the returns of Retail A Shares for periods prior to the inception of Prime A Shares of the Galaxy Fund (November 1, 1998). Class A shares generally would have had substantially similar returns to Retail A Shares and Prime A shares because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class A shares exceed expenses paid by Retail A Shares or Prime A shares. Retail A Shares were initially offered on February 12, 1993.


---

The Fund



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


 Average Annual Total Returns -- for periods ended December 31, 2006



                                                               1 Year  5 Years   10 Years
Class A (%)
  Return Before Taxes                                           7.77   3.03/(1)/   6.15/(1)/
  Return After Taxes on Distributions                           6.45   2.40/(1)/   4.80/(1)/
  Return After Taxes on Distributions and Sale of Fund Shares   6.64   2.46/(1)/   4.82/(1)/
--------------------------------------------------------------------------------------------
Class B (%)
  Return Before Taxes                                           8.52   3.12/(1)/   6.13/(1)/
  Return After Taxes on Distributions                           7.06   2.50/(1)/   4.83/(1)/
  Return After Taxes on Distributions and Sale of Fund Shares   7.29   2.56/(1)/   4.87/(1)/
--------------------------------------------------------------------------------------------
Class C (%)
  Return Before Taxes                                          12.51   3.48/(1)/   6.14/(1)/
  Return After Taxes on Distributions                          11.05   2.87/(1)/   4.84/(1)/
  Return After Taxes on Distributions and Sale of Fund Shares   9.88   2.87/(1)/   4.87/(1)/
--------------------------------------------------------------------------------------------
Russell 1000 Index (%)                                         15.46   6.82        8.64


(1) The returns for Class A and Class B shares include the returns of Prime A shares (for Class A shares) and Prime B shares (for Class B shares) of the Galaxy Growth & Income Fund for periods prior to December 9, 2002, the date on which Class A and Class B shares were initially offered by the fund. The returns shown for Class A shares and Class B shares also include the returns of Retail A shares of the Galaxy Growth & Income Fund (adjusted to reflect the sales charge applicable to Class A shares and Class B shares, respectively) for periods prior to the inception of Prime A and Prime B shares (November 1, 1998). Class A and Class B shares generally would have had substantially similar returns to Prime A shares and Prime B shares, respectively, and Retail A shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class A and Class B shares exceed expenses paid by Prime A shares and Prime B shares, respectively, or Retail A shares. The returns shown for Class C shares include the returns of Prime B shares of the Galaxy Growth & Income Fund (adjusted to reflect the sales charge applicable to Class C shares) for periods prior to December 9, 2002, the date on which Class C shares were initially offered. The returns shown for Class C shares also include the returns of Retail A shares of the Galaxy Growth & Income Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to the inception of Prime B shares (November 1, 1998). Class C shares generally would have had substantially similar returns to Retail A or Prime B shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class C shares exceed expenses paid by Retail A and Prime B shares. Retail A Shares were initially offered on February 12, 1993.


                                                                             ---

The Fund



YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


          ------------------------------------------------------------

          UNDERSTANDING EXPENSES
          Sales Charges are paid directly by shareholders to Columbia Management Distributors, Inc., the Fund's distributor.

          Annual Fund Operating Expenses are paid by the Fund. They include management and administration fees, 12b-1 fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns.

          Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. Except as noted, the table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:
          .  $10,000 initial investment
          .  5% total return for each year
          .  Fund operating expenses remain the same
          .  Reinvestment of all dividends and distributions
          . Class B shares convert to Class A shares after eight years



 Shareholder Fees (paid directly from your investment)



                                                                       Class A   Class B Class C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                5.75       0.00    0.00
------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)  1.00/(1)/  5.00    1.00
------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                      /(2)/    /(2)/   /(2)/




(1) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase.


(2) There is a $7.50 charge for wiring sale proceeds to your bank.


---

The Fund



 Annual Fund Operating Expenses (deducted directly from Fund assets)


                                                   Class A   Class B Class C
    Management fees/(1)(2)/ (%)                    0.77       0.77    0.77
    ------------------------------------------------------------------------
    Distribution and service (12b-1) fees (%)      0.25/(3)/  1.00    1.00
    ------------------------------------------------------------------------
    Other expenses/(4)/ (%)                        0.24       0.24    0.24
    ------------------------------------------------------------------------
    Total annual fund operating expenses/(5) /(%)  1.26       2.01    2.01

(1) The Fund pays a management fee of 0.70% and an administration fee of 0.07%.

(2) The Fund's investment advisor has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average net assets. The breakpoint schedule for the Fund is as follows: 0.70% for assets up to $500 million; 0.65% for assets in excess of $500 million and up to $1 billion; 0.60% for assets in excess of $1 billion and up to $1.5 billion; 0.55% for assets in excess of $1.5 billion and up to $3 billion; 0.53% for assets in excess of $3 billion and up to $6 billion; and 0.51% for assets in excess of $6 billion.


(3) The Fund may pay distribution and service (12b-1) fees up to a maximum of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but will limit such fees to an aggregate fee of not more than 0.25% for Class A shares during the current fiscal year.


(4) Other expenses have been restated to reflect contractual changes to the fees paid by the Fund.


(5) The Fund's Advisor has voluntarily agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) do not exceed 0.89%. If the waiver were reflected in the table, Total Annual Fund Operating Expenses would be 1.14% for Class A, 1.89% for Class B and 1.89% for Class C. This arrangement may be modified or terminated by the Advisor at any time.


 Example Expenses (your actual costs may be higher or lower)


       Class                             1 Year 3 Years 5 Years 10 Years
       Class A                            $696   $952   $1,227   $2,010
       -----------------------------------------------------------------
       Class B: did not sell your shares  $204   $630   $1,083   $2,144
                sold all your shares at
                the end of the period     $704   $930   $1,283   $2,144
       -----------------------------------------------------------------
       Class C: did not sell your shares  $204   $630   $1,083   $2,388
                sold all your shares at
                the end of the period     $304   $630   $1,083   $2,388


See Appendix A for additional hypothetical investment and expense information.

                                                                             ---

Your Account
-------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, "good form" may mean that you have properly placed your order with your financial advisor or the Fund's transfer agent has received your completed application, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

 Outlined below are the various options for buying shares:


Method             Instructions
Through your       Your financial advisor can help you establish your account financial advisor  and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                   your request prior to the close of regular trading on the
                   New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for
                   executing the purchase for you.
-------------------------------------------------------------------------------
By check           For new accounts, send a completed application and check
(new account)      made payable to the Fund to Columbia Management Services,
                   Inc., P.O. Box 8081, Boston, MA 02266-8081.
-------------------------------------------------------------------------------
By check           For existing accounts, fill out and return the additional
(existing account) investment stub included in your account statement, or send a letter of instruction including your Fund name and
                   account number with a check made payable to the Fund to
                   Columbia Management Services, Inc., P.O. Box 8081, Boston,
                   MA 02266-8081.
-------------------------------------------------------------------------------
By exchange        You or your financial advisor may acquire shares of the
                   Fund for your account by exchanging shares you own in a
                   different fund distributed by Columbia Management
                   Distributors, Inc. for shares of the same class (and, in
                   some cases, certain other classes) of the Fund at no
                   additional cost. An exchange to another fund may incur a
                   sales charge if the original purchase was not assessed a
                   sales charge. To exchange by telephone, call 1-800-422-3737.
-------------------------------------------------------------------------------
By wire            You may purchase shares of the Fund by wiring money from
                   your bank account to your Fund account. To wire funds to
                   your Fund account, call 1-800-422-3737 for wiring
                   instructions.
-------------------------------------------------------------------------------
By electronic      You may purchase shares of the Fund by electronically
funds transfer     transferring money from your bank account to your Fund
                   account by calling 1-800-422-3737. An electronic funds
                   transfer may take up to two business days to settle and
                   must be considered in "good form." You must set up this
                   feature prior to your telephone request. Be sure to
                   complete the appropriate section of the application for
                   this feature.
-------------------------------------------------------------------------------
Automatic          You may make monthly or quarterly investments automatically
investment plan    from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                   transfer. Be sure to complete the appropriate section of
                   the application for this feature.
-------------------------------------------------------------------------------
Automated dollar   You may purchase shares of the Fund for your account by
cost averaging     exchanging $100 or more each month from another fund for
                   shares of the same class of the Fund at no additional cost.
                   Exchanges will continue so long as your fund balance is
                   sufficient to complete the transfers. You may terminate
                   your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-345-6611. There may
                   be an additional sales charge if exchanging from a money
                   market fund. Be sure to complete the appropriate section of the account application for this feature.
-------------------------------------------------------------------------------
By dividend        You may automatically invest dividends distributed by
diversification    another fund into the same class of shares (and, in some
                   cases, certain other classes) of the Fund at no additional sales charge. There may be an additional sales charge if
                   automatically investing dividends from a money market fund.
                   To invest your dividends in the Fund, call 1-800-345-6611.
-------------------------------------------------------------------------------
Through the        You may purchase Fund shares through the internet. You will
Internet           be required to accept the terms of an online agreement and to use a password in order to make internet purchases. The transfer agent has procedures in place to authenticate
                   electronic instructions given via the internet. For more
                   information on internet transactions, or to sign up for the internet transactions, please call 1-800-345-6611.


---

Your Account



INVESTMENT MINIMUMS
--------------------------------------------------------------------------------




The minimum initial investment for Class A, Class B and Class C shares generally is $2,500. For individual retirement plans (including traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts) and non-omnibus group retirement accounts, the minimum initial investment is $1,000. For non-omnibus group retirement plans, the initial investment minimums are determined based on the plan's investment rather than the investment of its individual participants. For investors establishing an automatic investment plan, the minimum initial investment is $50. There is no minimum initial investment for omnibus accounts, wrap accounts or Health Savings Accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.



The minimum investment for additional purchases of Class A, Class B and Class C shares is $50 for all investors subject to the minimum initial investment.



The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


Please see the Statement of Additional Information for more details on investment minimums.

SALES CHARGES
--------------------------------------------------------------------------------

You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge ("CDSC") when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be reduced or waived, as described below and in the Statement of Additional Information. The Board of Trustees has waived sales charges for Health Savings Accounts.



          ------------------------------------------------------------

          CHOOSING A SHARE CLASS
          The Fund offers three classes of shares in this prospectus -- Class A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Purchases of $50,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.

          The Fund also offers three additional classes of shares -- Class T, G and Z shares exclusively to certain institutional and other investors through separate prospectuses.


                                                                             ---

Your Account




Class A shares Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to your financial advisor on your purchase of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.


 Class A Sales Charges

                                                             % of offering
                                       As a % of                 price
                                       the public   As a %    retained by
                                        offering   of your     financial
     Amount purchased                    price    investment    advisor
     Less than $ 50,000                   5.75       6.10        5.00
     ---------------------------------------------------------------------
     $ 50,000 to less than $ 100,000      4.50       4.71        3.75
     ---------------------------------------------------------------------
     $ 100,000 to less than $250,000      3.50       3.63        2.75
     ---------------------------------------------------------------------
     $ 250,000 to less than $500,000      2.50       2.56        2.00
     ---------------------------------------------------------------------
     $ 500,000 to less than $1,000,000    2.00       2.04        1.75
     ---------------------------------------------------------------------
     $1,000,000 or more                   0.00       0.00        0.00


Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $50 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee-based program or to Health Savings Accounts.


For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

 Purchases Over $1 Million


                Amount purchased                    Commission %
                $1 million to less than $3 million      1.00
                ------------------------------------------------
                $3 million to less than $50 million     0.50
                ------------------------------------------------
                $50 million or more                     0.25



For group retirement plans, financial advisors are eligible to receive a 1.00% commission from the distributor on purchases including those investments less than $1 million, that are coded as commission eligible trades.



In determining the commission payable to a financial adviser in the table above, the breakpoint discount policies described herein under "Reduced Sales Charges for Larger Investments" shall apply.


---

Your Account



          ------------------------------------------------------------

          UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES
          Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

Reduced Sales Charges for Larger Investments

  A. What are the principal ways to obtain a breakpoint discount?

There are two principal ways you may pay a lower sales charge (often referred to as "breakpoint discounts") when purchasing Class A shares of the Fund and other funds in the Columbia family of funds.


Rights of Accumulation The value of eligible accounts maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart on the previous page) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Fund(s) will use the shares' current public offering price.




Statement of Intent You also may pay a lower sales charge when purchasing Class A shares by signing a Statement of Intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the Statement of Intent within 13 months. As described in the chart on the previous page, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, the Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information.

  B. What accounts are eligible for breakpoint discounts?

The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

   .  Individual accounts

   .  Joint accounts

   .  Certain IRA accounts

   .  Certain trusts

   .  UTMA/UGMA accounts


For the purposes of obtaining a breakpoint discount, members of your ''immediate family'' include your spouse, parent, step parent, legal guardian, child, step child, father-in-law and mother-in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Columbia fund shares. An account is not eligible to the extent it holds an institutional class of shares of a Columbia money


                                                                             ---

Your Account



market fund or Class R shares of any Columbia fund. The value of your investment in a non-institutional class of a Columbia money market fund held in an eligible account may be aggregated with your investments in other funds in the Columbia family of funds to obtain a breakpoint discount through a Right of Accumulation. Non-institutional class investments in Columbia money market funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission.




  C. How do I obtain a breakpoint discount?

The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's transfer agent, Columbia Management Services, Inc., you will need to provide the foregoing information to a Columbia Management Services, Inc. representative at the time you purchase shares.

  D. How can I obtain more information about breakpoint discounts?


Certain investors, including affiliates of the Funds, broker/dealers and their affiliates, investors in wrap-fee programs, through fee-based advisers or certain retirement plans, certain shareholders of funds that were reorganized into the Fund as well as investors using the proceeds of redemptions of Fund shares or of certain Bank of America trust or similar accounts, may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. CDSCs may also be waived for redemptions under a systematic withdrawal program, in connection with the death or post-purchase disability of a shareholder, certain medical expenses, charitable gifts, involuntary and tax-related redemptions, or when the selling broker/dealer has agreed to waive or return its commission. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611.


---

Your Account




Class B shares Your purchases of Class B shares are at Class B's net asset value. Purchases up to $50,000 are allowed in Class B shares assuming the combined value of the customer's total assets in the Columbia funds does not reach $50,000. Purchases in Class B shares that bring the combined value of a customer's total assets to $50,000 or above will be rejected. A customer's total assets may include accounts for immediate family members. Group plan accounts are valued at the plan level. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission of 4.00% on sales of Class B shares.


 Class B Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                     Through first year             5.00
                 ---------------------------------------------
                     Through second year            4.00
                 ---------------------------------------------
                     Through third year             3.00
                 ---------------------------------------------
                     Through fourth year            3.00
                 ---------------------------------------------
                     Through fifth year             2.00
                 ---------------------------------------------
                     Through sixth year             1.00
                 ---------------------------------------------
                     Longer than six years          0.00



Automatic conversion to Class A shares occurs eight years after purchase.

Class C shares Your purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor an up-front commission of 1.00% on sales of Class C shares.

 Class C Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                     Through first year             1.00
                 ---------------------------------------------
                     Longer than one year           0.00

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for shares of the same share class (and in some cases, certain other classes) of another fund distributed by Columbia
Management Distributors, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.

                                                                             ---

Your Account




Certain restrictions on exchanges may apply to participants in Health Savings Accounts, including the limitation that participants may exchange their shares only for shares of other funds currently enrolled in the program offering the Health Savings Account.



You also may exchange your shares through the internet. You will be required to accept the terms of an online agreement and to use a password in order to make internet exchanges. The transfer agent has procedures in place to authenticate electronic instructions given via the internet. For more information on internet transactions, or to sign up for internet transactions, please call 1-800-345-6611.


HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, when selling shares by letter of instruction, "good form" means
(i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) if applicable, you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in ''good form''). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 10 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph ''Non-Cash Redemptions'' under the section ''How to Sell Shares'' in the Statement of Additional Information.




---

Your Account



 Outlined below are the various options for selling shares:


 Method            Instructions
 Through your      You may call your financial advisor to place your sell
 financial advisor order. To receive the current trading day's price, your financial advisor must receive your request prior to the
                   close of regular trading on the NYSE, usually 4:00 p.m.
                   Eastern time. Your financial advisor may charge you fees
                   for executing a redemption for you.
 ------------------------------------------------------------------------------
 By exchange       You or your financial advisor may sell shares of the Fund
                   by exchanging from the Fund into the same share class (and, in some cases, certain other classes) of another fund
                   distributed by Columbia Management Distributors, Inc. at no additional cost. To exchange by telephone, call
                   1-800-422-3737.
 ------------------------------------------------------------------------------
 By telephone      You or your financial advisor may sell shares of the Fund
                   by telephone and request that a check be sent to your
                   address of record by calling 1-800-422-3737, unless you
                   have notified the Fund of an address change within the
                   previous 30 days. The dollar limit for telephone sales is $
                   100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts and Health Savings Accounts. For
                   details, call 1-800-799-7526.
 ------------------------------------------------------------------------------
 By mail           You may send a signed letter of instruction if applicable, or stock power form along with any share certificates to be sold to the address below. In your letter of instruction,
                   note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All
                   account owners must sign the letter. Signatures must be
                   guaranteed by either a bank, a member firm of a national
                   stock exchange or another eligible guarantor that
                   participates in the Medallion Signature Guarantee Program
                   for amounts over $100,000 or for alternate payee or mailing instructions. Additional documentation is required for
                   sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For
                   details, call 1-800-345-6611.
                   Mail your letter of instruction to Columbia Management
                   Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
 ------------------------------------------------------------------------------
 By wire           You may sell Fund shares and request that the proceeds be
                   wired to your bank. You must set up this feature prior to
                   your request. Be sure to complete the appropriate section
                   of the account application for this feature. Generally, the value of your redemptions must be at least equal to $500 in order to have the sale proceeds wired to your bank. There
                   is a $7.50 charge for wiring sale proceeds to your bank.
                   (The transfer agent may waive this fee for omnibus and
                   nominee accounts.) Your bank may charge additional fees for such wire transfer.
 ------------------------------------------------------------------------------
 By systematic     You may automatically sell a specified dollar amount or
 withdrawal plan   percentage of your account on a monthly, quarterly or
                   semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. The $5,000 minimum
                   account balance requirement has been waived for wrap
                   accounts. This feature is not available if you hold your
                   shares in certificate form. All dividend and capital gains distributions must be reinvested. Be sure to complete the
                   appropriate section of the account application for this
                   feature.
 ------------------------------------------------------------------------------
 By electronic     You may sell shares of the Fund and request that the
 funds transfer    proceeds be electronically transferred to your bank.
                   Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                   request. Be sure to complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 Through the       You may sell Fund shares through the internet. You will be
 Internet          required to accept the terms of an online agreement and to use a password in order to make internet redemptions. The
                   transfer agent has procedures in place to authenticate
                   electronic instructions given via the internet. For more
                   information on internet transactions, or to sign up for
                   internet transactions, please call 1-800-345-6611.




FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.

The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with regard to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its

                                                                             ---

Your Account


discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.


The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that the Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.



Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement plan service providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above. In particular, the Bank of America retirement plan service provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.


The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

---

Your Account




DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
Rule 12b-1 Plan The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.10% for Class A shares and 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. The Fund's Board of Trustees currently limits total payments under the Rule 12b-1 plan for Class A shares to 0.25% annually. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after eight years, eliminating a portion of the distribution fee upon conversion.


Financial Intermediary Payments The Fund's distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Fund's distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the money market funds) on an annual basis for payments based on average net assets of the funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the funds (other than the money market funds) attributable to the financial intermediary. The Fund's distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.



Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets for Class A, B and C shares in the program on an annual basis. As of September 1, 2005, the Fund's Board of Trustees has authorized the Fund to pay up to 0.11% of total Fund assets on an annual basis for providing investor services. The amounts in excess of that paid by the Fund will be borne by the Fund's distributor or its affiliates.



The Fund's distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.


                                                                             ---

Your Account





Amounts paid by the Fund's distributor or its affiliates are paid out of the distributor's or its affiliates' own revenue and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Fund's distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Fund's distributor or its affiliates has agreed to make marketing support payments in the Fund's Statement of Additional Information, which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Fund's distributor and the distributor's affiliates and any services your financial intermediary provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.




OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
How the Fund's Share Price is Determined The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.


Automatic Sale of Your Shares The Fund will automatically sell your shares if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below $250. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. If your shares are sold, the transfer agent will remit the balance of your account to you. The transfer agent will send you written notification


---

Your Account



at least 30 days in advance of any such automatic sale, which will provide details on how you can add money to your account in order to avoid such automatic sale. Generally, you may avoid such automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345-6611 or contact your investment professional for more information. The automatic sale of shares of accounts valued at less than $250 will take place in the second quarter of each calendar year.



The Fund may also sell your shares if a financial institution or intermediary instructs the Fund to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the Investment Company Act of 1940 ("ICA").



Minimum Account Balance Fee Beginning in the second quarter of 2007, if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below the minimum initial investment applicable to you, your account will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. The Fund reserves the right to lower the account size trigger point for the minimum balance fee in any year for any class of shares when the Fund believes it is appropriate to do so in light of declines in the market value of Fund shares or sales loads applicable to a particular class of shares, or for other reasons. The transfer agent will reduce the expenses paid by your Fund for transfer agency services by the amount it collects from assessment of this fee. If your Fund has no transfer agency expenses against which to offset the amount collected through assessment of this fee, the transfer agent will pay such amount directly to your Fund. The transfer agent will send you written notification days of the imposition of any such fee, which will provide details on how you can add money to your account in order to avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345-6611 or contact your investment professional for more information.



Exceptions to the Automatic Sale of Your Shares and the Minimum Account Balance Fee The automatic sale of shares of accounts valued at less than $250 and the minimum account balance fee described above do not apply to shareholders holding their shares through broker dealer networked accounts, wrap fee and omnibus accounts, accounts with active automatic investment plans or payroll deduction plans, accounts that were created by the automatic conversion of Class B shares to Class A shares, accounts that were created by the automatic conversion of Class G shares to Class T shares, certain qualified retirement plans or Health Savings Accounts. The automatic sale of shares of accounts valued at less than $250 does not apply to individual retirement plans.





Share Certificates Share certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you will not be able to sell your shares until you have returned them to the transfer agent.


                                                                             ---

Your Account



Dividends, Distributions and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

   Dividends      Represents interest and dividends earned from securities
                  held by the Fund, net of expenses incurred by the Fund.
  ----------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.


          ------------------------------------------------------------

          UNDERSTANDING FUND DISTRIBUTIONS
          The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.


Distribution Options The Fund distributes any dividends annually and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

 Distribution Options

    Reinvest all distributions in additional shares of your current fund
   --------------------------------------------------------------------------
    Reinvest all distributions in shares of another fund
   --------------------------------------------------------------------------
    Receive dividends in cash (see options below) and reinvest capital gains
   --------------------------------------------------------------------------
    Receive all distributions in cash (with one of the following options):
   .  send the check to your address of record
   .  send the check to a third party address
   .  transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable all subsequent distributions will be reinvested in additional shares of the Fund.


Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account or Health Savings Account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes.



The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.



In general, any distributions of dividends, interest and short-term capital gains (determined by how long the Fund held the investments that generated them) are taxable as ordinary income. Properly designated distributions of


---

Your Account



long-term capital gains (determined by how long the Fund held the investments that generated them) are generally taxable as such, regardless of how long you have held your Fund shares. Long-term capital gain rates have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning before January 1, 2011. For the taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes.




In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.


Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws. Foreign persons should consult the Statement of Additional Information.


                                                                             ---

Managing the Fund
-------------------------------------------------------------------------------


INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Columbia Management Advisors, LLC ("Columbia Advisors"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Advisors is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.





For the 2006 fiscal year, aggregate advisory fees paid to Columbia Advisors by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors by the Fund, amounted to 0.70% of average daily net assets of the Fund. A discussion of the factors considered by the Fund's Board of Trustees in approving the Fund's investment advisory contract is included in the Fund's semi-annual report to shareholders for the period year ended March 31, 2006.



PORTFOLIO MANAGER

--------------------------------------------------------------------------------



Guy W. Pope, a senior vice president of Columbia Advisors, is the manager for the Fund and has managed or co-managed the Fund since March, 2005. Mr. Pope has been associated with Columbia Advisors or its predecessors since July, 1993.


The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Fund.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------



On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.



Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.


---

Managing the Fund





Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.



As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.



A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.



In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.



On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the ''MDL''). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.



On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.



On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.



On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.


                                                                             ---

Managing the Fund





In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The settlement has not yet been finalized. Any settlement ultimately agreed by the parties will be subject to court approval.



This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.


---

Financial Highlights
-------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last six fiscal periods since inception, which run from October 1 to September 30, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which, for the years ended September 30, 2006, 2005 and 2004, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for the period ended September 30, 2003 and the years ended October 31, 2002 and 2001, has been derived from the Fund's financial statements which have been audited by another independent registered public accounting firm, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report containing those financial statements by calling 1-800-345-6611.


 The Fund


                                                                      Year ended                      Period ended
                                                                     September 30,                    September 30,
                                                          2006         2005/(a)/         2004/(b)/    2003/(c)(d)/
                                                         Class A        Class A          Class A         Class A
                                                      -------        -------------     --------       -------------
 Net asset value --
 Beginning of period ($)                               13.59             12.01          11.22             10.08
---------------------------------------------------------------------------------------------------------------------
 Income from Investment Operation ($):
   Net investment income (loss)                           --/(e)(f)/      0.07/(e)(g)/     --/(e)(f)/      0.03/(e)/
   Net realized and unrealized gain (loss) on
    investments                                         1.21              1.93           0.80              1.16
---------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                      1.21              2.00           0.80              1.19
---------------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholder ($):
   From net investment income                          (0.01)            (0.07)         (0.01)            (0.05)
   In excess of net investment income                     --                --             --                --
   From net realized gains                             (0.76)            (0.35)            --                --
---------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders         (0.77)            (0.42)         (0.01)            (0.05)
---------------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                     14.03             13.59          12.01             11.22
---------------------------------------------------------------------------------------------------------------------
  Total return (%)/(h)/                                 9.24/(i)/        16.98/(i)/      7.09/(i)/        11.82/(j)/
---------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/Supplemental Data (%):
   Expenses/(k)/                                        1.14              1.24           1.35              1.48/(l)/
   Net investment income (loss)/(k)/                      --/(m)/         0.59          (0.02)             0.37/(l)/
   Waiver/reimbursement                                 0.12              0.09             --/(m)/           --
  Portfolio turnover rate (%)                             63               105            115                55/(j)/
  Net assets, end of period (000's) ($)               10,578            10,393          9,304             7,570


                                                             Year ended
                                                             October 31,
                                                         2002         2001
                                                        Class A      Class A
                                                      -------      -------
 Net asset value --
 Beginning of period ($)                               12.74        16.41
-------------------------------------------------------------------------------
 Income from Investment Operation ($):
   Net investment income (loss)                         0.03/(e)/    0.02
   Net realized and unrealized gain (loss) on
    investments                                        (2.23)       (2.38)
-------------------------------------------------------------------------------
  Total from Investment Operations                     (2.20)       (2.36)
-------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholder ($):
   From net investment income                          (0.02)       (0.03)
   In excess of net investment income                     --           --/(f)/
   From net realized gains                             (0.44)       (1.28)
-------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders         (0.46)       (1.31)
-------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                     10.08        12.74
-------------------------------------------------------------------------------
  Total return (%)/(h)/                               (18.14)/(i)/ (15.34)/(i)/
-------------------------------------------------------------------------------
 Ratios to Average Net Assets/Supplemental Data (%):
   Expenses/(k)/                                        1.28         1.19
   Net investment income (loss)/(k)/                    0.25         0.22
   Waiver/reimbursement                                 0.24         0.03
  Portfolio turnover rate (%)                             13           19
  Net assets, end of period (000's) ($)                   15           60


(a) On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.
(b) On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.
(c) The Fund changed its fiscal year end from October 31 to September 30.
(d) On December 9, 2002, the Galaxy Growth & Income Fund, Prime A shares were redesignated Liberty Large Cap Core Fund, Class A shares.
(e) Per share data was calculated using average shares outstanding during the period.



(f) Rounds to less than $0.01 per share.


(g) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(h) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(i) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(j) Not annualized.

(k) The benefits derived from custody credits had an impact of less than 0.01%.

(l) Annualized.
(m) Rounds to less than 0.01%.

                                                                             ---

Financial Highlights



 The Fund


                                                                           Year ended                 Period ended
                                                                          September 30,               September 30,
                                                               2006        2005/(a)/      2004/(b)/   2003/(c)(d)/
                                                              Class B       Class B       Class B        Class B
                                                              -------       -------       -------        -------
 Net asset value --
 Beginning of period ($)                                     13.12        11.68           10.99            9.90
----------------------------------------------------------------------------------------------------------------------
 Income from Investment Operation($):
   Net investment loss                                       (0.10)/(e)/  (0.04)/(e)(f)/  (0.09)/(e)/     (0.04)/(e)/
   Net realized and unrealized gain (loss) on investments     1.16         1.88            0.78            1.14
----------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                           1.06         1.84            0.69            1.10
----------------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholder ($):
   From net investment income                                   --        (0.05)             --           (0.01)
   From net realized capital gains                           (0.76)       (0.35)             --              --
----------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders               (0.76)       (0.40)             --           (0.01)
----------------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                           13.42        13.12           11.68           10.99
----------------------------------------------------------------------------------------------------------------------
  Total return (%)/(g)/                                       8.40/(h)/   16.02/(h)/       6.28/(h)/      11.12/(i)/
----------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets/Supplemental Data (%):
   Expenses/(j)/                                              1.89         1.99            2.09            2.19/(k)/
   Net investment loss/(j)/                                  (0.75)       (0.31)          (0.76)          (0.38)/(k)/
   Waiver/reimbursement                                       0.12         0.09              --/(l)/         --
  Portfolio turnover rate (%)                                   63          105             115              55/(i)/
  Net assets, end of period (000's) ($)                      5,637        6,628           3,425           1,755


                                                                   Year ended
                                                                   October 31,
                                                               2002         2001
                                                              Class B      Class B
                                                            -------      -------
 Net asset value --
 Beginning of period ($)                                     12.59        16.32
-------------------------------------------------------------------------------------
 Income from Investment Operation($):
   Net investment loss                                       (0.06)/(e)/  (0.07)
   Net realized and unrealized gain (loss) on investments    (2.19)       (2.38)
-------------------------------------------------------------------------------------
   Total from Investment Operations                          (2.25)       (2.45)
-------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholder ($):
   From net investment income                                   --           --
   From net realized capital gains                           (0.44)       (1.28)
-------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders               (0.44)       (1.28)
-------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                                            9.90        12.59
-------------------------------------------------------------------------------------
  Total return (%)/(g)/                                     (18.75)/(h)/ (15.95)/(h)/
-------------------------------------------------------------------------------------
 Ratios to average net assets/Supplemental Data (%):
   Expenses/(j)/                                              2.02         1.96
   Net investment loss/(j)/                                  (0.49)       (0.55)
   Waiver/reimbursement                                       0.02         0.04
  Portfolio turnover rate (%)                                   13           19
  Net assets, end of period (000's) ($)                         55          109


(a) On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.
(b) On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.
(c) The Fund changed its fiscal year end from October 31 to September 30.
(d) On December 9, 2002, the Galaxy Growth & Income Fund, Prime B shares were redesignated Liberty Large Cap Core Fund, Class A shares.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.
(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) Not annualized.

(j) The benefits derived from custody credits had an impact of less than $0.01%.

(k) Annualized.
(l) Rounds to less than 0.01%

---

Financial Highlights



 The Fund




                                                                  Year ended
                                                                September 30,             Period ended
                                                                -------------             September 30,
                                                       2006       2005/(a)/   2004/(b)/   2003/(c)(d)/
                                                      Class C     Class C      Class C       Class C
                                                     -------     --------     --------    -------------
 Net Asset Value --
 Beginning of Period ($)                              13.13       11.68        10.99          10.21
---------------------------------------------------------------------------------------------------------
 Income from Investment Operation ($):
   Net investment loss/(e)/                           (0.10)      (0.03)/(f)/  (0.09)         (0.04)
   Net realized and unrealized gain on investments     1.16        1.88         0.78           0.83
---------------------------------------------------------------------------------------------------------
  Total from Investment Operations                     1.06        1.85         0.69           0.79
---------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholder ($):
   From net investment income                            --       (0.05)          --             --
   From net realized gains                            (0.76)      (0.35)          --          (0.01)
---------------------------------------------------------------------------------------------------------
  Total distributions declared to shareholders        (0.76)      (0.40)          --          (0.01)
---------------------------------------------------------------------------------------------------------
   Net Asset Value --
   End of Period ($)                                  13.43       13.13        11.68          10.99
---------------------------------------------------------------------------------------------------------
  Total Return/(g)/ (%)                                8.40/(h)/  16.10/(h)/    6.28/(h)/      7.74/(i)/
---------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/
 Supplemental Data (%):
   Expenses/(j)/                                       1.89        1.99         2.09           2.18/(k)/
   Net investment loss/(j)/                           (0.75)      (0.25)       (0.74)         (0.42)/(k)/
   Waiver/reimbursement                                0.12        0.09           --/(l)/        --
  Portfolio turnover rate (%)                            63         105          115             55/(i)/
  Net assets, end of period (000's) ($)                 906         605          345            223


(a) On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.
(b) On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.
(c) The Fund changed its fiscal year end from October 31 to September 30.
(d) Class C shares were initially offered on December 9, 2002. Per share data and total return reflect activity from that date.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.
(g) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(h) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(i) Not annualized.

(j) The benefits derived from custody credits had an impact of less than 0.01%.

(k) Annualized.
(l) Rounds to less than 0.01%.

                                                                             ---

Appendix A
-------------------------------------------------------------------------------




Hypothetical Investment and Expense Information



The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A, B, and C shares of the Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after eight years. The annual expense ratios used for the Fund, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge for Class A shares but do not reflect any contingent deferred sales charges which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.





 Class A Shares



        Maximum Sales Charge          Initial Hypothetical Investment Amount       Assumed Rate of Return
                5.75%                           $10,000.00                                   5%

                                                                              Hypothetical
                                                          Cumulative            Year-End
                        Cumulative                       Return After         Balance After        Annual
                       Return Before     Annual         Fees & Expenses      Fees & Expenses Fees & Expenses/(1)/
Year                  Fees & Expenses Expense Ratio     ---------------      --------------- -------------------
1                           5.00%         1.26%              -2.23%/(2)/        $9,777.50           $695.98
2                          10.25%         1.26%               1.43%            $10,143.17           $125.50
3                          15.76%         1.26%               5.23%            $10,522.53           $130.19
4                          21.55%         1.26%               9.16%            $10,916.07           $135.06
5                          27.63%         1.26%              13.24%            $11,324.33           $140.11
6                          34.01%         1.26%              17.48%            $11,747.86           $145.35
7                          40.71%         1.26%              21.87%            $12,187.23           $150.79
8                          47.75%         1.26%              26.43%            $12,643.03           $156.43
9                          55.13%         1.26%              31.16%            $13,115.88           $162.28
10                         62.89%         1.26%              36.06%            $13,606.42           $168.35
Total Gain After Fees
 and Expenses                                                                   $3,606.42
Total Annual Fees and
 Expenses                                                                                         $2,010.04


(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.
(2) Reflects deduction of the maximum initial sales charge.

---

Appendix A




 Class B Shares





Maximum Sales Charge Initial Hypothetical Investment Amount Assumed Rate of Return
       0.00%                       $10,000.00                         5%



                                                                     Hypothetical
                                                      Cumulative       Year-End
                        Cumulative                   Return After    Balance After        Annual
                       Return Before     Annual     Fees & Expenses Fees & Expenses Fees & Expenses/(1)/
Year                  Fees & Expenses Expense Ratio --------------- --------------- -------------------
1                           5.00%         2.01%           2.99%       $10,299.00           $204.00
2                          10.25%         2.01%           6.07%       $10,606.94           $210.10
3                          15.76%         2.01%           9.24%       $10,924.09           $216.39
4                          21.55%         2.01%          12.51%       $11,250.72           $222.86
5                          27.63%         2.01%          15.87%       $11,587.11           $229.52
6                          34.01%         2.01%          19.34%       $11,933.57           $236.38
7                          40.71%         2.01%          22.90%       $12,290.38           $243.45
8                          47.75%         2.01%          26.58%       $12,657.87           $250.73
9                          55.13%         1.26%          31.31%       $13,131.27           $162.47
10                         62.89%         1.26%          36.22%       $13,622.38           $168.55
Total Gain After Fees
 and Expenses                                                          $3,622.38
Total Annual Fees and
 Expenses                                                                                $2,144.45



 Class C Shares





Maximum Sales Charge Initial Hypothetical Investment Amount Assumed Rate of Return
       0.00%                       $10,000.00                         5%



                                                                     Hypothetical
                                                      Cumulative       Year-End
                        Cumulative                   Return After    Balance After        Annual
                       Return Before     Annual     Fees & Expenses Fees & Expenses Fees & Expenses/(1)/
Year                  Fees & Expenses Expense Ratio --------------- --------------- -------------------
1                           5.00%         2.01%           2.99%       $10,299.00           $204.00
2                          10.25%         2.01%           6.07%       $10,606.94           $210.10
3                          15.76%         2.01%           9.24%       $10,924.09           $216.39
4                          21.55%         2.01%          12.51%       $11,250.72           $222.86
5                          27.63%         2.01%          15.87%       $11,587.11           $229.52
6                          34.01%         2.01%          19.34%       $11,933.57           $236.38
7                          40.71%         2.01%          22.90%       $12,290.38           $243.45
8                          47.75%         2.01%          26.58%       $12,657.87           $250.73
9                          55.13%         2.01%          30.36%       $13,036.34           $258.23
10                         62.89%         2.01%          34.26%       $13,426.12           $265.95
Total Gain After Fees
 and Expenses                                                          $3,426.12
Total Annual Fees and
 Expenses                                                                                $2,337.61


(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

                                                                             ---

Notes
-------------------------------------------------------------------------------

================================================================================

---

Notes


================================================================================

                                                                             ---

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.




You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's transfer agent or visiting the Fund's website at:



Columbia Management Services, Inc.




P.O. Box 8081


Boston, MA 02266-8081


1-800-345-6611

www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:


Columbia Funds Series Trust I:811-04367


..  Columbia Common Stock Fund (formerly named Columbia Large Cap Core Fund)

--------------------------------------------------------------------------------



[LOGO]

       ColumbiaFunds

       A Member of Columbia Management Group

       (C)2007 Columbia Management Distributors, Inc.
       One Financial Center, Boston, MA 02111-2621
       800.426.3750 www.columbiafunds.com


                                                             INT-36/116654-0207

Columbia Common Stock Fund              Prospectus, February 1, 2007
-------------------------------------------------------------------------------


Class T and G Shares

Advised by Columbia Management Advisors, LLC

--------------------------------------------------------------------------------
TABLE OF CONTENTS



THE FUND                                  2
--------------------------------------------
Investment Goal.........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  2
Portfolio Holdings Disclosure...........  3
Performance History.....................  3
Your Expenses...........................  5

YOUR ACCOUNT                              7
--------------------------------------------
How to Buy Shares.......................  7
Investment Minimums.....................  8
Sales Charges...........................  8
How to Exchange Shares.................. 11
How to Sell Shares...................... 12
Fund Policy on Trading of Fund Shares... 13
Distribution and Service Fees........... 14
Other Information About Your Account.... 15



MANAGING THE FUND                        19
--------------------------------------------
Investment Advisor...................... 19
Portfolio Manager....................... 19
Legal Proceedings....................... 19

FINANCIAL HIGHLIGHTS                     22
--------------------------------------------

APPENDIX A                               24
--------------------------------------------

Class T and G shares are sold only to investors who received (and who have continuously held) Class T or G shares in connection with the merger of certain Galaxy Funds into various Columbia Funds (formerly named Liberty Funds).

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
[LOGO] Not FDIC  May Lose Value
       Insured   No Bank Guarantee

The Fund
-------------------------------------------------------------------------------

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks to provide a relatively high total return through long-term capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks. In addition, under normal market conditions, the Fund also invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. companies with large market capitalizations (generally over $2 billion) that the Fund's investment advisor believes offer attractive return potential from stock price appreciation and dividends.

          ------------------------------------------------------------
          A company's market capitalization is the price of a share
          of its stock, multiplied by the number of shares held by
          investors.
          ------------------------------------------------------------

The Fund will sell a portfolio security when, as a result of changes in the economy, the advisor believes that holding the security is no longer consistent with the Fund's investment goal. A security may also be sold as a result of an actual or expected deterioration in the performance of the security or in the financial condition of the issuer of the security.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.


In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goals or investment strategies.


As part of its investment strategy, the Fund may buy and sell securities frequently. Such trading usually increases portfolio turnover rates, which usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Such trading may also result in higher brokerage commissions and other transaction costs and additional tax liability, which could reduce the Fund's returns.

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

---

The Fund



Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PORTFOLIO HOLDINGS DISCLOSURE
--------------------------------------------------------------------------------
A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio securities is available in the Fund's Statement of Additional Information. The Fund discloses its complete portfolio holdings as of a month-end on the Fund's website, www.columbiafunds.com, approximately 30 calendar days after such month-end. Additionally, the Fund discloses its largest 15 holdings, as a percent of market value of the Fund's portfolio, as of a month-end on the Fund's website, www.columbiafunds.com, approximately 15 calendar days after such month-end. Once posted, the above information will remain available on such website until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class T shares, excluding sales charges. The performance table following the bar chart shows how the Fund's average annual total returns for Class T and G shares, including sales charges, compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.


          ------------------------------------------------------------

          UNDERSTANDING PERFORMANCE
          Calendar Year Total Returns show the Fund's Class T share performance for each of the last ten complete calendar years. They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

          Average Annual Total Returns are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges.

          The Fund's returns are compared to the Russell 1000 Index, an unmanaged index that tracks the performance of 1000 of the largest U.S. companies, based on market capitalization. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.


                                                                             ---

The Fund



 Calendar Year Total Returns (Class T)/(1)/



                                    [CHART]


 1997    1998   1999     2000    2001    2002     2003    2004    2005    2006
 ----    ----    ----   ----     ----    ----    ----    ------  ------  ------
29.19%  15.71%  6.86%   3.65%   -5.95%  -25.11%  22.18%   5.66%  11.04%  14.38%



                     For the periods shown in bar chart:
                     Best quarter: 4th quarter 1998, +20.66%
                     Worst quarter: 3rd quarter 2002, -19.07%
(1) The calendar year total returns shown for Class T shares include the returns of Retail A Shares of the Galaxy Growth & Income Fund (the Galaxy
    Fund), the predecessor to the Fund, for periods prior to December 9, 2002, the date on which Class T shares were initially offered by the Fund. Class
    T shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class T shares exceed expenses paid by Retail A shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


 Average Annual Total Returns -- for periods ended December 31, 2006



                                                               1 Year  5 Years   10 Years
Class T (%)
  Return Before Taxes                                           7.81   2.97/(1)/   6.06/(1)/
  Return After Taxes on Distributions                           6.48   2.34/(1)/   4.73/(1)/
  Return After Taxes on Distributions and Sale of Fund Shares   6.68   2.41/(1)/   4.76/(1)/
--------------------------------------------------------------------------------------------
Class G (%)
  Return Before Taxes                                           8.57   2.93/(1)/   5.93/(1)/
  Return After Taxes on Distributions                           7.10   2.30/(1)/   4.69/(1)/
  Return After Taxes on Distributions and Sale of Fund Shares   7.34   2.39/(1)/   4.73/(1)/
--------------------------------------------------------------------------------------------
Russell 1000 Index (%)                                         15.46   6.82        8.64


(1) The returns for Class G and Class T shares include the returns of Retail A shares (for Class T shares) and Retail B shares (for Class G shares) of the Galaxy Growth & Income Fund for periods prior to December 9, 2002, the date on which Class T and Class G shares were initially offered by the fund. Retail A and Retail B shares were initially offered on February 12, 1993 and March 4, 1996, respectively. Class G shares generally would have had substantially similar returns to Retail B shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class G shares exceed expenses paid by Retail B shares.


---

The Fund



YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


          ------------------------------------------------------------

          UNDERSTANDING EXPENSES
          Sales Charges are paid directly by shareholders to Columbia Management Distributors, Inc., the Fund's distributor.

          Annual Fund Operating Expenses are paid by the Fund. They include management and administration fees, 12b-1 fees, shareholder service fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns.

          Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. Except as noted, the table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:
          .  $10,000 initial investment
          .  5% total return for each year
          .  Fund operating expenses remain the same
          .  Reinvestment of all dividends and distributions
          . Class G shares convert to Class T shares after eight years



 Shareholder Fees/ /(paid directly from your investment)



                                                              Class T    Class G
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                        5.75        0.00
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or
 redemption price)                                             1.00/(1)/   5.00
--------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)             /(2)/     /(2)/


(1) This charge applies only to certain Class T shares bought without an initial sales charge that are sold within 12 months of purchase.
(2) There is a $7.50 charge for wiring sale proceeds to your bank.


                                                                             ---

The Fund



 Annual Fund Operating Expenses (deducted directly from Fund assets)


                                                     Class T    Class G
      Management fees/(1)(2)/ (%)                    0.77       0.77
      -------------------------------------------------------------------
      Distribution and service (12b-1) fees (%)      0.00       0.95/(3)/
      -------------------------------------------------------------------
      Other expenses/(4)/ (%)                        0.54/(5)/  0.24
      -------------------------------------------------------------------
      Total annual fund operating expenses/(6)/ (%)  1.31       1.96
      -------------------------------------------------------------------

(1)  The Fund pays a management fee of 0.70% and an administration fee of 0.07%.

(2) The Fund's investment advisor has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average net assets. The breakpoint schedule for the Fund is as follows: 0.70% for assets up to $500 million; 0.65% for assets in excess of $500 million and up to $1 billion; 0.60% for assets in excess of $1 billion and up to $1.5 billion; 0.55% for assets in excess of $1.5 billion and up to $3 billion; 0.53% for assets in excess of $3 billion and up to $6 billion; and 0.51% for assets in excess of $6 billion.
(3) The Fund may pay distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.
(4) Other expenses have been restated to reflect contractual changes to the fees paid by the Fund.
(5) The Fund may pay shareholder service fees (which are included in other expenses) up to a maximum of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.30% during the current fiscal year.
(6) The Fund's Advisor has voluntarily agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) do not exceed 0.89%. If the waiver were reflected in the table, Total Annual Fund Operating Expenses would be 1.84% for Class G and 1.19% for Class T.


 Example Expenses (your actual costs may be higher or lower)


       Class                             1 Year 3 Years 5 Years 10 Years
       Class T                            $701    $966  $1,252   $2,063
       -----------------------------------------------------------------
       Class G: did not sell your shares  $199  $  615  $1,057   $2,117
                sold all your shares at
                the end of the period     $699  $1,015  $1,357   $2,117


See Appendix A for additional hypothetical investment and expense information.

---

Your Account
-------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, "good form" may mean that you have properly placed your order with your financial advisor or the Fund's transfer agent has received your completed application, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

 Outlined below are the various options for buying shares:


Method             Instructions
Through your       Your financial advisor can help you establish your account financial advisor  and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                   your request prior to the close of regular trading on the
                   New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for
                   executing the purchase for you.
-------------------------------------------------------------------------------
By check           For existing accounts, fill out and return the additional
(existing account) investment stub included in your account statement, or send a letter of instruction including your Fund name and
                   account number with a check made payable to the Fund to
                   Columbia Management Services, Inc., P.O. Box 8081, Boston,
                   MA 02266-8081.
-------------------------------------------------------------------------------
By exchange        You or your financial advisor may acquire shares of the
                   Fund for your account by exchanging Class T or Class G
                   shares you own in a different fund distributed by Columbia
                   Management Distributors, Inc. for shares of the same class
                   (and, in some cases, certain other classes) of the Fund at no additional cost. An exchange to another fund may incur a sales charge if the original purchase was not assessed a
                   sales charge. To exchange by telephone, call 1-800-422-3737.
-------------------------------------------------------------------------------
By wire            You may purchase shares of the Fund by wiring money from
                   your bank account to your Fund account. To wire funds to
                   your Fund account, call 1-800-422-3737 for wiring
                   instructions.
-------------------------------------------------------------------------------
By electronic      You may purchase shares of the Fund by electronically
funds transfer     transferring money from your bank account to your Fund
                   account by calling 1-800-422-3737. An electronic funds
                   transfer may take up to two business days to settle and
                   must be considered in "good form." You must set up this
                   feature prior to your telephone request. Be sure to
                   complete the appropriate section of the application for
                   this feature.
-------------------------------------------------------------------------------
Automatic          You may make monthly or quarterly investments automatically
investment plan    from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                   transfer. Be sure to complete the appropriate section of
                   the application for this feature.
-------------------------------------------------------------------------------
Automated dollar   You may purchase shares of the Fund for your account by
cost averaging     exchanging $100 or more each month from another fund for
                   shares of the same class of the Fund at no additional cost.
                   Exchanges will continue so long as your fund balance is
                   sufficient to complete the transfers. You may terminate
                   your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-345-6611. There may
                   be an additional sales charge if exchanging from a money
                   market fund. Be sure to complete the appropriate section of the account application for this feature.
-------------------------------------------------------------------------------
By dividend        You may automatically invest dividends distributed by
diversification    another fund into the same class of shares (and, in some
                   cases, certain other classes) of the Fund at no additional sales charge. There may be an additional sales charge if
                   automatically investing dividends from a money market fund.
                   To invest your dividends in the Fund, call 1-800-345-6611.
-------------------------------------------------------------------------------
Through the        You may purchase Fund shares through the internet. You will
Internet           be required to accept the terms of an online agreement and to use a password in order to make internet purchases. The transfer agent has procedures in place to authenticate
                   electronic instructions given via the internet. For more
                   information on internet transactions, or to sign up for the internet transactions, please call 1-800-345-6611.


                                                                             ---

Your Account



INVESTMENT MINIMUMS
--------------------------------------------------------------------------------

The minimum initial investment for Class T and Class G shares generally is $2,500. For individual retirement plans (including traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts) and non-omnibus group retirement accounts, the minimum initial investment is $1,000. For non-omnibus group retirement plans, the investment minimums are determined based on the plan's investment rather than the investment of its individual participants. For investors establishing an automatic investment plan, the minimum initial investment is $50. There is no minimum initial investment for omnibus accounts or wrap accounts.

The minimum investment for additional purchases of Class T and Class G shares is $50 for all investors subject to a minimum initial investment.

The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

Class T and G shares are sold only to investors who received (and who have continuously held) Class T or G shares in connection with the merger of certain former Galaxy Funds into various Columbia Funds (formerly named Liberty Funds).


Please see the Statement of Additional Information for more details on investment minimums.

SALES CHARGES
--------------------------------------------------------------------------------
You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge ("CDSC") when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be reduced or waived, as described below and in the Statement of Additional Information.

Class T shares Your purchases of Class T shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class T shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

 Class T Sales Charges

                                                             % of offering
                                       As a % of                 price
                                       the public   As a %    retained by
                                        offering   of your     financial
      Amount purchased                   price    investment    advisor
      Less than $50,000                   5.75       6.10        5.00
      --------------------------------------------------------------------
      $50,000 to less than $100,000       4.50       4.71        3.75
      --------------------------------------------------------------------
      $100,000 to less than $250,000      3.50       3.63        2.75
      --------------------------------------------------------------------
      $250,000 to less than $500,000      2.50       2.56        2.00
      --------------------------------------------------------------------
      $500,000 to less than $1,000,000    2.00       2.04        1.75
      --------------------------------------------------------------------
      $1,000,000 or more                  0.00       0.00        0.00


Class T shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class T share purchases that bring your account value above $1 million (but less than $50 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee-based program.


---

Your Account



For Class T share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

 Purchases Over $1 Million


                Amount purchased                    Commission %
                $1 million to less than $3 million      1.00
                ------------------------------------------------
                $3 million to less than $50 million     0.50
                ------------------------------------------------
                $50 million or more                     0.25



In determining the commission payable to a financial adviser in the table above, the breakpoint discount policies described herein under "Reduced Sales Charges for Larger Investments" shall apply.


          ------------------------------------------------------------

          UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES
          Certain investments in Class T and G shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or other distributions are not subject to a CDSC. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

Reduced Sales Charges for Larger Investments

  A. What are the principal ways to obtain a breakpoint discount?

There are two principal ways you may pay a lower sales charge (often referred to as "breakpoint discounts") when purchasing Class T shares of the Fund and other funds in the Columbia family of funds.


Rights of Accumulation The value of eligible accounts maintained by you and each member of your immediate family may be combined with the value of your current purchase to reach a sales charge discount level (according to the chart on the previous page) and to obtain the lower sales charge for your current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price.


Statement of Intent You also may pay a lower sales charge when purchasing Class T shares by signing a Statement of Intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the Statement of Intent within 13 months. As described in the chart on the previous page, the first breakpoint discount will be applied when total purchases reach $50,000. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. To calculate the total value of your Statement of Intent purchases, the Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. You must retain all records necessary to substantiate historic costs because the Fund and your financial intermediary may not maintain this information.

                                                                             ---

Your Account



  B. What accounts are eligible for breakpoint discounts?

The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

..  Individual accounts

..  Joint accounts

..  Certain IRA accounts

..  Certain trusts

..  UTMA/UGMA accounts


For the purposes of obtaining a breakpoint discount, members of your ''immediate family'' include your spouse, parent, step parent, legal guardian, child, step child, father-in-law and mother-in-law. Eligible accounts include those registered in the name of your dealer or other financial intermediary through which you own Columbia fund shares. An account is not eligible to the extent it holds an institutional class of shares of a Columbia money market fund or Class R shares of any Columbia fund. The value of your investment in a non-institutional class of a Columbia money market fund held in an eligible account may be aggregated with your investments in other funds in the Columbia family of funds to obtain a breakpoint discount through a Right of Accumulation. Non-institutional class investments in Columbia money market funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission.




  C. How do I obtain a breakpoint discount?

The steps necessary to obtain a breakpoint discount depend on how your account is maintained with the Columbia family of funds. To obtain any of the above breakpoint discounts, you must notify your financial advisor at the time you purchase shares of the existence of each eligible account maintained by you or your immediate family. It is the sole responsibility of your financial advisor to ensure that you receive discounts for which you are eligible and the Fund is not responsible for a financial advisor's failure to apply the eligible discount to your account. You may be asked by the Fund or your financial advisor for account statements or other records to verify your discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of your immediate family. If you own shares exclusively through an account maintained with the Fund's transfer agent, Columbia Management Services, Inc., you will need to provide the foregoing information to a Columbia Management Services, Inc. representative at the time you purchase shares.

  D. How can I obtain more information about breakpoint discounts?


Certain investors, including affiliates of the Funds, broker/dealers and their affiliates, investors in wrap-fee programs, through fee-based advisers or certain retirement plans, certain shareholders of funds that were reorganized into the Fund as well as investors using the proceeds of redemptions of Fund shares or of certain Bank of America trust or similar accounts, may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. CDSCs may also be waived for redemptions under a systematic withdrawal program, in connection with the death or post-purchase disability of a shareholder, certain medical expenses, charitable gifts, involuntary and tax-related redemptions, or when the selling broker/dealer has agreed to waive or return its commission. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611.


---

Your Account




Class G shares Your purchases of Class G shares are at Class G's net asset value. Purchases up to $50,000 are allowed in Class G shares assuming the combined value of the customer's total assets in the Columbia funds does not reach $50,000. Purchases in Class G shares that bring the combined value of a customer's total assets to $50,000 or above will be rejected. A customer's total assets may include accounts for immediate family members. Group plan accounts are valued at the plan level. Class G shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission of 4.00% on sales of Class G shares.


 Class G Sales Charges

                                               % deducted when
                 Holding period after purchase shares are sold
                    Through first year              5.00
                 ---------------------------------------------
                    Through second year             4.00
                 ---------------------------------------------
                    Through third year              4.00
                 ---------------------------------------------
                    Through fourth year             4.00
                 ---------------------------------------------
                    Through fifth year              3.00
                 ---------------------------------------------
                    Through sixth year              2.00
                 ---------------------------------------------
                    Through seventh year            1.00
                 ---------------------------------------------
                    Longer than seven years         0.00



Automatic conversion to Class T shares occurs eight years after purchase.

Please see the Statement of Additional Information for the CDSCs and conversion schedules applicable to Class G shares received in exchange for Retail B Shares of the Galaxy Fund purchased or acquired prior to January 1, 2001.

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

You may exchange your Class T shares for Class A or Class T shares, and may exchange your Class G shares for Class B or Class G shares, of another fund distributed by Columbia Management Distributors, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Class A or Class B shares acquired upon exchange of Class T and Class G shares, respectively, may not be further exchanged back into Class T or Class G shares unless you continue to hold Class T or Class G shares. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.

You also may exchange your shares through the internet. You will be required to accept the terms of an online agreement and to use a password in order to make internet exchanges. The transfer agent has procedures in place to authenticate electronic instructions given via the internet. For more information on internet transactions, or to sign up for internet transactions, please call 1-800-345-6611.


                                                                             ---

Your Account



HOW TO SELL SHARES
--------------------------------------------------------------------------------
Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, when selling shares by letter of instruction, "good form" means
(i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) if applicable, you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.




The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in ''good form''). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 10 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph ''Non-Cash Redemptions'' under the section ''How to Sell Shares'' in the Statement of Additional Information.


 Outlined below are the various options for selling shares:


 Method            Instructions
 Through your      You may call your financial advisor to place your sell
 financial advisor order. To receive the current trading day's price, your financial advisor must receive your request prior to the
                   close of regular trading on the NYSE, usually 4:00 p.m.
                   Eastern time. Your financial advisor may charge you fees
                   for executing a redemption for you.
 ------------------------------------------------------------------------------
 By exchange       You or your financial advisor may sell shares of the Fund
                   by exchanging from the Fund into the same share class (or
                   Class A and Class B shares, for Class T and Class G shares, respectively) of another fund distributed by Columbia
                   Management Distributors, Inc. at no additional cost. To
                   exchange by telephone, call 1-800-422-3737.
 ------------------------------------------------------------------------------
 By telephone      You or your financial advisor may sell shares of the Fund
                   by telephone and request that a check be sent to your
                   address of record by calling 1-800-422-3737, unless you
                   have notified the Fund of an address change within the
                   previous 30 days. The dollar limit for telephone sales is
                   $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-799-7526.
 ------------------------------------------------------------------------------
 By mail           You may send a signed letter of instruction or if
                   applicable, stock power form along with any share
                   certificates to be sold to the address below. In your
                   letter of instruction, note the Fund's name, share class,
                   account number, and the dollar value or number of shares
                   you wish to sell. All account owners must sign the letter.
                   Signatures must be guaranteed by either a bank, a member
                   firm of a national stock exchange or another eligible
                   guarantor that participates in the Medallion Signature
                   Guarantee Program for amounts over $100,000 or for
                   alternate payee or mailing instructions. Additional
                   documentation is required for sales by corporations,
                   agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.

                   Mail your letter of instruction to Columbia Management
                   Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
 ------------------------------------------------------------------------------
 By wire           You may sell Fund shares and request that the proceeds be
                   wired to your bank. You must set up this feature prior to
                   your request. Be sure to complete the appropriate section
                   of the account application for this feature. Generally, the value of your redemptions must be at least equal to $500 in order to have the sale proceeds wired to your bank. There
                   is a $7.50 charge for wiring sale proceeds to your bank.
                   (The transfer agent may waive this fee for omnibus and
                   nominee accounts.) Your bank may charge additional fees for such wire transfer.
 ------------------------------------------------------------------------------
 By systematic     You may automatically sell a specified dollar amount or
 withdrawal plan   percentage of your account on a monthly, quarterly or
                   semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. The $5,000 minimum
                   account balance requirement has been waived for wrap
                   accounts. This feature is not available if you hold your
                   shares in certificate form. All dividend and capital gains distributions must be reinvested. Be sure to complete the
                   appropriate section of the account application for this
                   feature.


---

Your Account



  Method         Instructions
  By electronic  You may sell shares of the Fund and request that the funds transfer proceeds be electronically transferred to your bank.
                 Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                 request. Be sure to complete the appropriate section of the account application for this feature.
  ---------------------------------------------------------------------------
  Through the    You may sell Fund shares through the internet. You will be
  Internet       required to accept the terms of an online agreement and to use a password in order to make internet redemptions. The
                 transfer agent has procedures in place to authenticate
                 electronic instructions given via the internet. For more
                 information on internet transactions, or to sign up for
                 internet transactions, please call 1-800-345-6611.


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.

The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are

                                                                             ---

Your Account


received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.



Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above. In particular, the Bank of America retirement service plan provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.


The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.


DISTRIBUTION AND SERVICE FEES
--------------------------------------------------------------------------------
The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class G shares and certain services provided to you by your financial advisor. The annual fee for shareholder liaison services and administrative support may equal up to 0.50% for Class G shares. The annual distribution fee may equal up to 0.65% for Class G shares. The Fund does not intend to pay more than a total of 0.95% for Class G shares in distribution and shareholder service fees during the current fiscal year. The Fund has also adopted a plan that permits it to pay for certain services provided to Class T shareholders by their financial advisors. The annual service fee may equal up to 0.50% for Class T shares. The Fund does not intend to pay more than 0.30% for Class T shares in shareholder service fees during the current fiscal year. The foregoing fees are paid out of the assets of the relevant class. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class G shares automatically convert to Class T shares after eight years, eliminating a portion of these fees upon conversion.




Financial Intermediary Payments The Fund's distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Fund's distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the money market funds) on an annual basis for payments based on average net assets of the funds attributable to the financial intermediary,


---

Your Account



and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the funds (other than the money market funds) attributable to the financial intermediary. The Fund's distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 30% of the total Fund assets for Class Z shares in the program on an annual basis. As of September 1, 2005, the Fund's Board of Trustees has authorized the Fund to pay up to 0.11% of total Fund assets on an annual basis for providing investor services. The amounts in excess of that paid by a fund will be borne by the Fund's distributor or its affiliates.

The Fund's distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

Amounts paid by the Fund's distributor or its affiliates are paid out of the distributor's or its affiliates' own revenue and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Fund's distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Fund's distributor or its affiliates has agreed to make marketing support payments in the Fund's Statement of Additional Information, which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Fund's distributor and the distributor's affiliates and any services your financial intermediary provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
How the Fund's Share Price is Determined The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

                                                                             ---

Your Account



The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.


Automatic Sale of Your Shares The Fund will automatically sell your shares if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below $250. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. If your shares are sold, the transfer agent will remit the balance of your account to you. The transfer agent will send you written notification at least 30 days in advance of any such automatic sale, which will provide details on how you can add money to your account in order to avoid such automatic sale. Generally, you may avoid such automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345-6611 or contact your investment professional for more information. The automatic sale of shares of accounts valued at less than $250 will take place in the second quarter of each calendar year.

The Fund may also sell your shares if a financial institution or intermediary instructs the Fund to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the Investment Company Act of 1940.

Minimum Account Balance Fee Beginning in the second quarter of 2007, if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below the minimum initial investment applicable to you, your account will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. The Fund reserves the right to lower the account size trigger point for the minimum balance fee in any year for any class of shares when the Fund believes it is appropriate to do so in light of declines in the market value of Fund shares or sales loads applicable to a particular class of shares, or for other reasons. The transfer agent will reduce the expenses paid by the Fund for transfer agency services by the amount it collects from assessment of this fee. If the Fund has no transfer agency expenses against which to offset the amount collected through assessment of this fee, the transfer agent will pay such amount directly to the Fund. The transfer agent will send you written notification of the imposition of any such fee, which will provide details on how you can add money to your account in order to avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345-6611 or contact your investment professional for more information.


---

Your Account




Exceptions to the Automatic Sale of Your Shares and the Minimum Account Balance Fee The automatic sale of shares of accounts valued at less than $250 and the minimum account balance fee described above do not apply to shareholders holding their shares through broker-dealer networked accounts, wrap fee and omnibus accounts, accounts with active automatic investment plans or payroll deduction plans, accounts that were created by the automatic conversion of Class B shares to Class A shares, accounts that were created by the automatic conversion of Class G shares to Class T shares and certain qualified retirement plans. The automatic sale of shares of accounts valued at less than $250 does not apply to individual retirement plans.

Share Certificates Share certificates are not available for any class of shares offered by the Fund.

Dividends, Distributions and Taxes The Fund has the potential to make the following distributions:



 Types of Distributions

   Dividends      Represents interest and dividends earned from securities
                  held by the Fund, net of expenses incurred by the Fund.
  ----------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.


          ------------------------------------------------------------

          UNDERSTANDING FUND DISTRIBUTIONS
          The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.


Distribution Options The Fund distributes any dividends annually and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

 Distribution Options

    Reinvest all distributions in additional shares of your current fund
  ---------------------------------------------------------------------------
    Reinvest all distributions in shares of another fund
  ---------------------------------------------------------------------------
    Receive dividends in cash (see options below) and reinvest capital gains
  ---------------------------------------------------------------------------
    Receive all distributions in cash (with one of the following options):
  .  send the check to your address of record
  .  send the check to a third party address
  .  transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable all subsequent distributions will be reinvested in additional shares of the Fund.

Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund

                                                                            ---

Your Account


distributions are subject to federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes.




The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.



In general, any distributions of dividends, interest and short-term capital gains (determined by how long the Fund held the investments that generated them) are taxable as ordinary income. Properly designated distributions of long-term capital gains (determined by how long the Fund held the investments that generated them) are generally taxable as such, regardless of how long you have held your Fund shares. Long-term capital gain rates have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2011. For the taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.


Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws. Foreign persons should consult the Statement of Additional Information.


---

Managing the Fund
-------------------------------------------------------------------------------


INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Columbia Management Advisors, LLC ("Columbia Advisors"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Advisors is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

For the 2006 fiscal year, aggregate advisory fees paid to Columbia Advisors by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors by the Fund, amounted to 0.70% of average daily net assets of the Fund. A discussion of the factors considered by the Fund's Board of Trustees in approving the Fund's investment advisory contract is included in the Fund's semi-annual report to shareholders for the period ended March 31, 2006.

PORTFOLIO MANAGER
--------------------------------------------------------------------------------
Guy W. Pope, a senior vice president of Columbia Advisors, is the manager for the Fund and has managed or co-managed the Fund since March, 2005. Mr. Pope has been associated with Columbia Advisors or its predecessors since July, 1993.


The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Fund.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.


                                                                            ---

Managing the Fund




Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the ''MDL''). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.


---

Managing the Fund




In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The settlement has not yet been finalized. Any settlement ultimately agreed by the parties will be subject to court approval.

This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.


                                                                             ---

Financial Highlights
-------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last six fiscal periods since inception, which run from October 1 to September 30, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which for the years ended September 30, 2006, 2005 and 2004, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for the period ended September 30, 2003 and the years ended October 31, 2002 and 2001, has been derived from the Fund's financial statements which have been audited by another independent registered public accounting firm, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report containing those financial statements by calling 1-800-345-6611.


 The Fund


                                                                           Period ended            Year ended
                                         Year ended September 30,          September 30,           October 31,
                                   2006         2005/(a)/      2004/(b)/   2003/(c)(d)/        2002          2001
                                  Class T       Class T        Class T        Class T         Class T       Class T
                                -------      --------        --------      -------------   -------       -------
 Net asset value --
 Beginning of period ($)          13.52        11.95           11.18            10.05        12.70         16.37
----------------------------------------------------------------------------------------------------------------------
 Income from Investment
 Operations ($):
   Net investment income
    (loss)                        (0.01)        0.07/(e)(f)/   (0.01)/(e)/       0.04/(e)/    0.02/(e)/     0.02
   Net realized and
    unrealized gain (loss) on
    investments                    1.21         1.92            0.78             1.14        (2.22)        (2.39)
----------------------------------------------------------------------------------------------------------------------
   Total from Investment
    Operations                     1.20         1.99            0.77             1.18        (2.20)        (2.37)
----------------------------------------------------------------------------------------------------------------------
 Less Distributions
 Declared to Shareholders ($):
   From net investment income     (0.01)       (0.07)             --/(g)/       (0.05)       (0.01)        (0.02)
   In excess of net
    investment income                --           --              --               --           --            --/(g)/
   From net realized gains        (0.76)       (0.35)             --               --        (0.44)        (1.28)
----------------------------------------------------------------------------------------------------------------------
 Total Distributions Declared
   to Shareholders                (0.77)       (0.42)             --            (0.05)       (0.45)        (1.30)
----------------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                13.95        13.52           11.95            11.18        10.05         12.70
----------------------------------------------------------------------------------------------------------------------
 Total return (%)/(h)/             9.16/(i)/   16.97/(i)/       6.92/(i)/       11.76/(j)/  (18.16)/(i)/  (15.46)/(i)/
----------------------------------------------------------------------------------------------------------------------
 Ratios to Average Net
 Assets/Supplemental Data (%):
   Expenses/(k)/                   1.19         1.29            1.40             1.46/(l)/    1.35          1.34
   Net investment income
    (loss)/(k)/                   (0.05)        0.57           (0.07)            0.45/(l)/    0.18          0.07
   Waiver/reimbursement            0.12         0.09              --/(m)/          --         0.01          0.02
 Portfolio turnover rate (%)         63          105             115               55/(j)/      13            19
 Net assets, end of period
   (000's) ($)                  168,506      180,345         179,310          185,938      180,269       259,884


(a) On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.
(b) On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.
(c) The Fund changed its fiscal year end from October 31 to September 30.
(d) On December 9, 2002, the Galaxy Growth & Income Fund, Retail A shares were redesignated Liberty Large Cap Core Fund, Class T shares.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.
(g) Rounds to less than $0.01 per share.
(h) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(i) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(j) Not annualized.

(k) The benefits derived from custody credits had an impact of less than 0.01%.

(l) Annualized.
(m) Rounds to less than 0.01%.

---

Financial Highlights


 The Fund


                                                                                             Period ended
                                                          Year Ended September 30,           September 30,
                                                   2006         2005/(a)/       2004/(b)/    2003/(c)(d)/
                                                  Class G        Class G         Class G        Class G
                                                -------      --------          --------      -------------
 Net asset value --
 Beginning of period ($)                         13.00        11.57              10.89            9.82
---------------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income (loss)                  (0.09)/(e)/     --/(e)(f)(g)/   (0.09)/(e)/     (0.02)/(e)/
   Net realized and unrealized gain (loss) on
    investments                                   1.15         1.83               0.77            1.10
---------------------------------------------------------------------------------------------------------------
   Total from Investment Operations               1.06         1.83               0.68            1.08
---------------------------------------------------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                       --        (0.05)                --           (0.01)
   From net realized gains                       (0.76)       (0.35)                --              --
---------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders   (0.76)       (0.40)                --           (0.01)
---------------------------------------------------------------------------------------------------------------
 Net asset value --
 End of period ($)                               13.30        13.00              11.57           10.89
---------------------------------------------------------------------------------------------------------------
  Total return (%)/(h)/                           8.49/(i)/   16.10/(i)/          6.24/(i)/      11.00/(i)(j)/
---------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/Supplemental
 Data (%):
   Expenses/(k)/                                  1.84         1.94               2.09            2.19/(l)/
   Net investment income (loss)/(k)/             (0.71)        0.03              (0.77)          (0.28)/(l)/
   Waiver/reimbursement                           0.12         0.09               0.02            0.05/(l)/
  Portfolio turnover rate (%)                       63          105                115              55/(j)/
  Net assets, end of period (000's) ($)          3,493        9,218             16,419          28,917


                                                     Year ended
                                                    October 31,
                                                   2002       2001
                                                  Class G    Class G
                                                -------      -------
 Net asset value --
 Beginning of period ($)                         12.50        16.23
--------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income (loss)                  (0.06)/(e)/  (0.09)
   Net realized and unrealized gain (loss) on
    investments                                  (2.18)       (2.36)
--------------------------------------------------------------------
   Total from Investment Operations              (2.24)       (2.45)
--------------------------------------------------------------------
 Less Distributions Declared
 to Shareholders ($):
   From net investment income                       --           --
   From net realized gains                       (0.44)       (1.28)
--------------------------------------------------------------------
  Total Distributions Declared to Shareholders   (0.44)       (1.28)
--------------------------------------------------------------------
 Net asset value --
 End of period ($)                                9.82        12.50
--------------------------------------------------------------------
  Total return (%)/(h)/                         (18.80)/(i)/ (16.11)
--------------------------------------------------------------------
 Ratios to Average Net Assets/Supplemental
 Data (%):
   Expenses/(k)/                                  2.08         2.05
   Net investment income (loss)/(k)/             (0.55)       (0.64)
   Waiver/reimbursement                           0.02           --
  Portfolio turnover rate (%)                       13           19
  Net assets, end of period (000's) ($)         31,407       48,512


(a) On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.
(b) On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.
(c) The Fund changed its fiscal year end from October 31 to September 30.
(d) On December 9, 2002, the Galaxy Growth & Income Fund, Retail B shares were redesignated Liberty Large Cap Core Fund, Class G shares.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Rounds to less than $0.01 per share.
(g) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.
(h) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(i) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(j) Not annualized.

(k) The benefits derived from custody credits had an impact of less than 0.01%.

(l) Annualized.

                                                                            ---

Appendix A
-------------------------------------------------------------------------------

Hypothetical Investment and Expense Information


The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class T and G shares of the Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested and that Class G shares convert to Class T shares after eight years. The annual expense ratios used for the Fund, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge for Class T shares but do not reflect any contingent deferred sales charges which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.


 Class T Shares




Maximum Sales Charge Initial Hypothetical Investment Amount Assumed Rate of Return
       5.75%                       $10,000.00                         5%




                                                                        Hypothetical
                          Cumulative                    Cumulative        Year-End
                         Return Before     Annual      Return After     Balance After        Annual
Year                    Fees & Expenses Expense Ratio Fees & Expenses  Fees & Expenses Fees & Expenses/(1)/
1                             5.00%         1.31%          -2.27%/(2)/    $9,772.78           $700.75
2                            10.25%         1.31%           1.33%        $10,133.40           $130.39
3                            15.76%         1.31%           5.07%        $10,507.32           $135.20
4                            21.55%         1.31%           8.95%        $10,895.04           $140.19
5                            27.63%         1.31%          12.97%        $11,297.07           $145.36
6                            34.01%         1.31%          17.14%        $11,713.93           $150.72
7                            40.71%         1.31%          21.46%        $12,146.17           $156.28
8                            47.75%         1.31%          25.94%        $12,594.37           $162.05
9                            55.13%         1.31%          30.59%        $13,059.10           $168.03
10                           62.89%         1.31%          35.41%        $13,540.98           $174.23
Total Gain After Fees &
 Expenses                                                                 $3,540.98
Total Annual Fees &
 Expenses                                                                                   $2,063.20


(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.
(2) Reflects deduction of the maximum initial sales charge.

---

Appendix A



 Class G Shares




Maximum Sales Charge Initial Hypothetical Investment Amount Assumed Rate of Return
       0.00%                       $10,000.00                         5%



                                                                       Hypothetical
                          Cumulative                    Cumulative       Year-End
                         Return Before     Annual      Return After    Balance After        Annual
Year                    Fees & Expenses Expense Ratio Fees & Expenses Fees & Expenses Fees & Expenses/(1)/
1                             5.00%         1.96%           3.04%       $10,304.00           $198.98
2                            10.25%         1.96%           6.17%       $10,617.24           $205.03
3                            15.76%         1.96%           9.40%       $10,940.01           $211.26
4                            21.55%         1.96%          12.73%       $11,272.58           $217.68
5                            27.63%         1.96%          16.15%       $11,615.27           $224.30
6                            34.01%         1.96%          19.68%       $11,968.37           $231.12
7                            40.71%         1.96%          23.32%       $12,332.21           $238.15
8                            47.75%         1.96%          27.07%       $12,707.11           $245.39
9                            55.13%         1.31%          31.76%       $13,176.00           $169.53
10                           62.89%         1.31%          36.62%       $13,662.20           $175.79
Total Gain After Fees &
 Expenses                                                                $3,662.20
Total Annual Fees &
 Expenses                                                                                  $2,117.23


(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

                                                                            ---

Notes
-------------------------------------------------------------------------------

================================================================================

---

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.




You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's transfer agent or visiting the Fund's website at:



Columbia Management Services Inc.


P.O. Box 8081


Boston, MA 02266-8081


1-800-345-6611

www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:


Columbia Funds Series Trust I: 811-04367


..  Columbia Common Stock Fund (formerly named Columbia Large Cap Core Fund)

--------------------------------------------------------------------------------

[LOGO] ColumbiaFunds

       A Member of Columbia Management Group


(C) 2007 Columbia Management Distributors, Inc.
One Financial Center, Boston, MA 02111-2621
800.426.3750  www.columbiafunds.com

                                                             INT-36/116547-0207

Columbia Common Stock Fund              Prospectus, February 1, 2007
-------------------------------------------------------------------------------


Class Z Shares

Advised by Columbia Management Advisors, LLC

--------------------------------------------------------------------------------
TABLE OF CONTENTS



THE FUND                                  2
--------------------------------------------
Investment Goal.........................  2
Principal Investment Strategies.........  2
Principal Investment Risks..............  2
Portfolio Holdings Disclosure...........  3
Performance History.....................  3
Your Expenses...........................  5

YOUR ACCOUNT                              7
--------------------------------------------
How to Buy Shares.......................  7
Eligible Investors......................  8
Sales Charges...........................  9
How to Exchange Shares.................. 10
How to Sell Shares...................... 10
Fund Policy on Trading of Fund Shares... 11
Financial Intermediary Payments......... 13
Other Information About Your Account.... 14



                            MANAGING THE FUND    17
                            ------------------------
                            Investment Advisor.. 17
                            Portfolio Manager... 17
                            Legal Proceedings... 17

                            FINANCIAL HIGHLIGHTS 20
                            ------------------------

                            APPENDIX A           21
                            ------------------------

Only eligible investors may purchase Class Z shares. See "Your Account -- Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[LOGO] Not FDIC  May Lose Value
       Insured   No Bank Guarantee

The Fund
-------------------------------------------------------------------------------


INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks to provide a relatively high total return through long-term capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks. In addition, under normal market conditions, the Fund also invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. companies with large market capitalizations (generally over $2 billion) that the Fund's investment advisor believes offer attractive return potential from stock price appreciation and dividends.

       ------------------------------------------------------------------

         A company's market capitalization is the price of a share
         of its stock, multiplied by the number of shares held by
         investors.
       ------------------------------------------------------------------

The Fund will sell a portfolio security when, as a result of changes in the economy, the advisor believes that holding the security is no longer consistent with the Fund's investment goal. A security may also be sold as a result of an actual or expected deterioration in the performance of the security or in the financial condition of the issuer of the security.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.


In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goals or investment strategies.


As part of its investment strategy, the Fund may buy and sell securities frequently. Such trading usually increases portfolio turnover rates, which usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Such trading may also result in higher brokerage commissions and other transaction costs and additional tax liability, which could reduce the Fund's returns.

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

---

The Fund



Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Frequent trading risk. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher transaction costs, which could reduce the Fund's return.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PORTFOLIO HOLDINGS DISCLOSURE

--------------------------------------------------------------------------------

A description of the Fund's policies and procedures with respect to the disclosure of Fund portfolio securities is available in the Fund's Statement of Additional Information. The Fund discloses its complete portfolio holdings as of a month-end on the Fund's website, www.columbiafunds.com, approximately 30 calendar days after such month-end. Additionally, the Fund discloses its largest 15 holdings, as a percent of market value of the Fund's portfolio, as of a month-end on the Fund's website, www.columbiafunds.com, approximately 15 calendar days after such month-end. Once posted, the above information will remain available on such website until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class Z shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class Z shares compare with those of a broad measure of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.


          ------------------------------------------------------------

          UNDERSTANDING PERFORMANCE
          Calendar Year Total Returns show the Fund's Class Z share performance for each of the last ten complete calendar years. They include the effects of Fund expenses.

          Average Annual Total Returns are a measure of the Fund's Class Z average performance over the past one-year, five-year and ten-year periods. They include the effects of Fund expenses.

          The Fund's returns are compared to the Russell 1000 Index, an unmanaged index that tracks the performance of 1000 of the largest U.S. companies, based on market capitalization. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.


                                                                             ---

The Fund



 Calendar Year Total Returns (Class Z)/(1)/


                                    [CHART]

 1997    1998   1999   2000    2001    2002     2003    2004     2005     2006
------  ------  -----  -----  ------  -------  ------  -------  -------  ------
29.66%  15.96%  7.09%  3.95%  -5.56%  -24.86%  22.83%   5.94%   11.32%   14.64%



                        For the periods shown in bar chart:
                        Best quarter: 4th quarter 1998, +20.76%
                        Worst quarter: 3rd quarter 2002, -18.91%
(1) The calendar year total returns shown include returns of Trust Shares of the Galaxy Growth & Income Fund (the Galaxy Fund), the predecessor to the Fund, for periods prior to December 9, 2002, the date on which Class Z shares were initially offered by the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


 Average Annual Total Returns -- for periods ended December 31, 2006



                                                               1 Year  5 Years   10 Years
Class Z (%)
  Return Before Taxes                                          14.64   4.53/(1)/   7.03/(1)/
  Return After Taxes on Distributions                          13.16   3.83/(1)/   5.60/(1)/
  Return After Taxes on Distributions and Sale of Fund Shares  11.20   3.72/(1)/   5.56/(1)/
--------------------------------------------------------------------------------------------
Russell 1000 Index (%)                                         15.46   6.82        8.64


(1) The returns for Class Z shares include returns of Trust Shares of the Galaxy Asset Allocation Fund for periods prior to November 18, 2002, the date on which Class Z shares were initially offered by the fund. Trust Shares of the Galaxy Asset Allocation Fund were initially offered on December 30, 1991.


---

The Fund



YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


          ------------------------------------------------------------

          UNDERSTANDING EXPENSES
          Annual Fund Operating Expenses are paid by the Fund. They include management and administration fees and other expenses that generally include, but are not limited to, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not. Higher transaction costs reduce the Fund's returns.

          Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. It uses the following hypothetical conditions:
          .  $10,000 initial investment
          .  5% total return for each year
          .  Fund operating expenses remain the same
          .  Reinvestment of all dividends and distributions



 Shareholder Fees (paid directly from your investment)



  Maximum sales charge (load) on purchases (%)
  (as a percentage of the offering price)                                0.00
  ---------------------------------------------------------------------------
  Maximum deferred sales charge (load) on redemptions (%)
  (as a percentage of the lesser of purchase price or redemption price)  0.00
  ---------------------------------------------------------------------------
  Redemption fee (%)
  (as a percentage of amount redeemed, if applicable)                   /(1)/


(1) There is a $7.50 charge for wiring sale proceeds to your bank.


                                                                             ---

The Fund



 Annual Fund Operating Expenses (deducted directly from Fund assets)


       Management fees/(1)(2)/ (%)                                  0.77
       -----------------------------------------------------------------
       Distribution and service (12b-1) fees (%)                    0.00
       -----------------------------------------------------------------
       Other expenses/(3)/ (%)                                      0.24
       -----------------------------------------------------------------
       Total annual fund operating expenses/(4)/ (%)                1.01

(1) The Fund pays a management fee of 0.70% and an administration fee of 0.07%.

(2) The Fund's investment advisor has implemented a breakpoint schedule for the Fund's investment advisory fees. The investment advisory fees charged to the Fund will decline as Fund assets grow and will continue to be based on a percentage of the Fund's average net assets. The breakpoint schedule for the Fund is as follows: 0.70% for assets up to $500 million; 0.65% for assets in excess of $500 million and up to $1 billion; 0.60% for assets in excess of $1 billion and up to $1.5 billion; 0.55% for assets in excess of $1.5 billion and up to $3 billion; 0.53% for assets in excess of $3 billion and up to $6 billion; and 0.51% for assets in excess of $6 billion.


(3) Other expenses have been restated to reflect contractual changes to the fees paid by the Fund.


(4) The Fund's Advisor has voluntarily agreed to bear a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) do not exceed 0.89%. If the waiver were reflected in the table, Total Annual Fund Operating Expenses would be 0.89% for Class Z.


 Example Expenses (your actual costs may be higher or lower)


                        1 Year 3 Years 5 Years 10 Years
                         $103   $322    $558    $1,236


See Appendix A for additional hypothetical investment and expense information.

---

Your Account
-------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------
When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, "good form" may mean that you have properly placed your order with Columbia Management Services, Inc., or your financial advisor or the Fund's transfer agent has received your completed application, including all necessary signatures. The USA Patriot Act may require us to obtain certain personal information from you which we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your customer information, we reserve the right to close your account or take such other steps as we deem reasonable.

 Outlined below are the various options for buying shares:


Method             Instructions
Through your       Your financial advisor can help you establish your account financial advisor  and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                   your request prior to the close of regular trading on the
                   New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for
                   executing the purchase for you.
-------------------------------------------------------------------------------
By check           For new accounts, send a completed application and check
(new account)      made payable to the Fund to Columbia Management Services,
                   Inc., P.O. Box 8081, Boston, MA 02266-8081.
-------------------------------------------------------------------------------
By check           For existing accounts, fill out and return the additional
(existing account) investment stub included in your account statement, or send a letter of instruction including your Fund name and
                   account number with a check made payable to the Fund to
                   Columbia Management Services, Inc., P.O. Box 8081, Boston,
                   MA 02266-8081.
-------------------------------------------------------------------------------
By exchange        You or your financial advisor may acquire shares of the
                   Fund for your account by exchanging shares you own in a
                   different fund distributed by Columbia Management
                   Distributors, Inc. for shares of the same class of the Fund at no additional cost. To exchange by telephone, call
                   1-800-422-3737. Please see "How to Exchange Shares" for
                   more information.
-------------------------------------------------------------------------------
By wire            You may purchase shares of the Fund by wiring money from
                   your bank account to your Fund account. To wire funds to
                   your Fund account, call 1-800-422-3737 for wiring
                   instructions.
-------------------------------------------------------------------------------
By electronic      You may purchase shares of the Fund by electronically
funds transfer     transferring money from your bank account to your Fund
                   account by calling 1-800-422-3737. An electronic funds
                   transfer may take up to two business days to settle and
                   must be considered in "good form." You must set up this
                   feature prior to your telephone request. Be sure to
                   complete the appropriate section of the application for
                   this feature.
-------------------------------------------------------------------------------
Automatic          You may make monthly or quarterly investments automatically
investment plan    from your bank account to your Fund account You may select a pre-authorized amount to be sent via electronic funds
                   transfer. Be sure to complete the appropriate section of
                   the application for this feature.
-------------------------------------------------------------------------------
Automated dollar   You may purchase shares of the Fund for your account by
cost averaging     exchanging $100 or more each month from another fund for
                   shares of the same class of the Fund at no additional cost.
                   Exchanges will continue so long as your fund balance is
                   sufficient to complete the transfers. You may terminate
                   your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-345-6611. Be sure to complete the appropriate section of the account application for this feature.
-------------------------------------------------------------------------------
By dividend        You may automatically invest dividends distributed by
diversification    another fund into the same class of shares of the Fund at
                   no additional sales charge. To invest your dividends in the
                   Fund, call 1-800-345-6611.
-------------------------------------------------------------------------------
Through the        You may sell Fund shares through the internet. You will be
Internet           required to accept the terms of an online agreement and to use a password in order to make internet redemptions. The
                   transfer agent has procedures in place to authenticate
                   electronic instructions given via the internet. For more
                   information on internet transactions, or to sign up for
                   internet transactions, please call 1-800-345-6611.


                                                                             ---

Your Account



ELIGIBLE INVESTORS
--------------------------------------------------------------------------------

Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. Please read the following section for a more detailed description of the eligibility requirements. The Eligible Investors described below are subject to different minimum initial investment requirements.




Eligibility for certain waivers, exemptions or share classes by new or existing investors may not be readily available or accessible through all intermediaries or all types of accounts offered by a broker/dealer, bank, third-party administrator or other financial institution (each commonly referred to as an "intermediary"). Accessibility of these waivers through a particular intermediary may also change at any time. If you believe you are eligible to purchase shares under a specific exemption, but are not permitted by your intermediary to do so, please contact your intermediary. You may be asked to provide information, including account statements and other records, regarding your eligibility.

Eligible Investors and their applicable investment minimums are as follows:

No minimum initial investment




   . Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover;



   . Any omnibus group retirement plan for which an intermediary or other entity provides services and is not compensated by the Fund(s) for those services, other than payments for shareholder servicing or sub-accounting performed in place of the transfer agent; and



   . Health Savings Accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.


$1,000 minimum initial investment




   . Any individual retirement account of an Eligible Investor who would otherwise be subject to a $2,500 minimum initial investment or group retirement plan that is not held in an omnibus manner for which an intermediary or other entity provides services and is not compensated by the Fund(s) for those services, other than payments for shareholder servicing or sub-accounting performed in place of the transfer agent.



$2,500 minimum initial investment



   . Any client of Bank of America Corporation or a subsidiary purchasing shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary;



   . Any investor purchasing through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code;



   . Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of a fund distributed by Columbia Management Distributors, Inc. who holds Class Z shares; (ii) who held Primary A shares prior to August 22, 2005;
      (iii) who holds Class A


---

Your Account



     shares that were obtained by exchange of Class Z shares; or (iv) who purchased certain no-load shares of a fund merged with a fund distributed by Columbia Management Distributors, Inc.;



   . Any trustee or director (or family member of a trustee or director) of any fund distributed by Columbia Management Distributors, Inc.;



   . Any employee (or family member of an employee) of Bank of America Corporation or a subsidiary;



   . Any investor participating in an account offered by an intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Funds for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Fund's transfer agent (each investor purchasing through an intermediary must independently satisfy the $2,500 minimum investment requirement);



   . Any institutional investor which is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization; which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933; and



   . Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations purchasing shares for its own account, including Bank of America Corporation, its affiliates, or subsidiaries.



The Fund reserves the right to change the criteria for Eligible Investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan; however, each investment requires a $50 minimum purchase. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


SALES CHARGES
--------------------------------------------------------------------------------
Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.


        ----------------------------------------------------------------

          CHOOSING A SHARE CLASS
          The Fund offers one class of shares in this prospectus --
          Class Z.

          The Fund also offers five additional classes of shares -- Class A, B, C, T and G shares are available through separate prospectuses. Each share class has its own sales charge and expense structure.

          Broker-dealers, investment advisers or financial planners selling mutual fund shares may offer their clients more than one class of shares in a fund with different pricing options. This allows you and your financial advisor to choose among different types of sales charges and different levels of ongoing operating expenses, depending on the investment programs your financial advisor offers. Investors should consider carefully any separate transactions and other fees charged by these programs in connection with investing in any available share class before selecting a share class.

          Determining which share class is best for you depends on
          the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.
        ----------------------------------------------------------------


                                                                             ---

Your Account



HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------
You may exchange your shares for Class Z or Class A (only if Class Z is not offered) shares of another fund distributed by Columbia Management
Distributors, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have your account and taxpayer identification numbers available when calling.


Certain restrictions on exchanges may apply to participants in Health Savings Accounts, including the limitation that participants may exchange their shares only for shares of other funds currently enrolled in the program offering the Health Savings Account.



You also may exchange your shares through the internet. You will be required to accept the terms of an online agreement and to use a password in order to make internet exchanges. The transfer agent has procedures in place to authenticate electronic instructions given via the internet. For more information on internet transactions, or to sign up for internet transactions, please call 1-800-345-6611.


HOW TO SELL SHARES
--------------------------------------------------------------------------------
You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect your order. For example, when selling shares by letter of instruction, "good form" means
(i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.




The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 10 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.


---

Your Account


 Outlined below are the various options for selling shares:


 Method            Instructions
 Through your      You may call your financial advisor to place your sell
 financial advisor order. To receive the current trading day's price, your financial advisor must receive your request prior to the
                   close of regular trading on the NYSE, usually 4:00 p.m.
                   Eastern time. Your financial advisor may charge you fees
                   for executing a redemption for you.
 ------------------------------------------------------------------------------
 By exchange       You or your financial advisor may sell shares of the Fund
                   by exchanging from the Fund into Class Z shares or Class A shares (only if Class Z is not offered) of another fund
                   distributed by Columbia Management Distributors, Inc. at no additional cost. To exchange by telephone, call
                   1-800-422-3737.
 ------------------------------------------------------------------------------
 By telephone      You or your financial advisor may sell shares of the Fund
                   by telephone and request that a check be sent to your
                   address of record by calling 1-800-422-3737, unless you
                   have notified the Fund of an address change within the
                   previous 30 days. The dollar limit for telephone sales is
                   $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts and Health Savings Accounts. For
                   details, call 1-800-799-7526.
 ------------------------------------------------------------------------------
 By mail           You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign
                   the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another
                   eligible guarantor that participates in the Medallion
                   Signature Guarantee Program for amounts over $100,000 or
                   for alternate payee or mailing instructions. Additional
                   documentation is required for sales by corporations,
                   agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.
                   Mail your letter of instruction to Columbia Management
                   Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.
 ------------------------------------------------------------------------------
 By wire           You may sell Fund shares and request that the proceeds be
                   wired to your bank. You must set up this feature prior to
                   your request. Be sure to complete the appropriate section
                   of the account application for this feature. Generally, the value of your redemptions must be at least equal to $500 in order to have the sale proceeds wired to your bank. There
                   is a $7.50 charge for wiring sale proceeds to your bank.
                   (The transfer agent may waive this fee for omnibus and
                   nominee accounts.) Your bank may charge additional fees for such wire transfer.
 ------------------------------------------------------------------------------
 By systematic     You may automatically sell a specified dollar amount or
 withdrawal plan   percentage of your account on a monthly, quarterly or
                   semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. The $5,000 minimum
                   account balance requirement has been waived for wrap
                   accounts. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 By electronic     You may sell shares of the Fund and request that the
 funds transfer    proceeds be electronically transferred to your bank.
                   Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                   request. Be sure to complete the appropriate section of the account application for this feature.
 ------------------------------------------------------------------------------
 Through the       You may sell Fund shares through the internet. You will be
 Internet          required to accept the terms of an online agreement and to use a password in order to make internet redemptions. The
                   transfer agent has procedures in place to authenticate
                   electronic instructions given via the internet. For more
                   information on internet transactions, or to sign up for
                   internet transactions, please call 1-800-345-6611.


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------
The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing." The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.

The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia

                                                                             ---

Your Account


Fund (other than a money market fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.


The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Consequently, there is the risk that Fund may not be able to do anything in response to market timing that occurs in the Fund which may result in certain shareholders being able to market time the Fund while the shareholders in the Fund bear the burden of such activities.



Certain financial intermediaries (including certain retirement plan service providers whose clients include, among others, various retirement plans sponsored by Bank of America and its affiliates for the benefit of its employees (the "Bank of America retirement plan service providers")) have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above. In particular, the Bank of America retirement plan service provider permits the reinstatement of future purchase orders for shares of the Fund following various suspension periods.



The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.




---

Your Account




FINANCIAL INTERMEDIARY PAYMENTS

--------------------------------------------------------------------------------

The Fund's distributor or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services. For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with the Fund's distributor or one of its affiliates. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, gross sales of the mutual funds distributed by the Fund's distributor attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the support payments to any one financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the money market funds) on an annual basis for payments based on average net assets of the funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the funds (other than the money market funds) attributable to the financial intermediary. The Fund's distributor or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.



Payments may also be made to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for services they provide to such programs, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.40% of the total Fund assets for Class Z shares in the program on an annual basis. As of September 1, 2005, the Fund's Board of Trustees has authorized the Fund to pay up to 0.11% of total Fund assets on an annual basis for providing investor services. The amounts in excess of that paid by a fund will be borne by the Fund's distributor or its affiliates.



The Fund's distributor or its affiliates may make other payments or allow promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.



Amounts paid by the Fund's distributor or its affiliates are paid out of the distributor's or its affiliates' own revenue and do not increase the amount paid by you or the Fund. You can find further details about the payments made by the Fund's distributor or its affiliates and the services provided by financial intermediaries as well as a list of the financial intermediaries to which the Fund's distributor or its affiliates has agreed to make marketing support payments in the Fund's Statement of Additional Information, which can be obtained at www.columbiafunds.com or by calling 1-800-345-6611. Your financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from the Fund's distributor and the distributor's affiliates and any services your financial intermediary provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.




                                                                             ---

Your Account



OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
How the Fund's Share Price is Determined The price of the Fund's Class Z shares is based on their net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." You can find daily prices for all share classes by visiting www.columbiafunds.com.




Automatic Sale of Your Shares The Fund will automatically sell your shares if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below $250. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. If your shares are sold, the transfer agent will remit the balance of your account to you. The transfer agent will send you written notification at least 30 days in advance of any such automatic sale, which will provide details on how you can add money to your account in order to avoid such automatic sale. Generally, you may avoid such automatic sale by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345-6611 or contact your investment professional for more information. The automatic sale of shares of accounts valued at less than $250 will take place in the second quarter of each calendar year.



The Fund may also sell your shares if a financial institution or intermediary instructs the Fund to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the Investment Company Act of 1940 ("ICA").



Minimum Account Balance Fee Beginning in the second quarter of 2007, if the value of your account (treating each Fund account you own separately from any other Fund account you may own) falls below the minimum initial investment applicable to you, your account will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of shares in your account. Contingent deferred sales charges will not be applied to shares automatically sold by the Fund. The Fund reserves the right to lower the account size trigger point for the


---

Your Account



minimum balance fee in any year for any class of shares when the Fund believes it is appropriate to do so in light of declines in the market value of Fund shares or sales loads applicable to a particular class of shares, or for other reasons. The transfer agent will reduce the expenses paid by your Fund for transfer agency services by the amount it collects from assessment of this fee. If your Fund has no transfer agency expenses against which to offset the amount collected through assessment of this fee, the transfer agent will pay such amount directly to your Fund. The transfer agent will send you written notification of the imposition of any such fee, which will provide details on how you can add money to your account in order to avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your account balance, consolidating your accounts through an exchange of shares of another Columbia fund in which you hold shares, or establishing an automatic investment plan. Please contact the transfer agent, review the website at www.columbiafunds.com, call 1-800-345-6611 or contact your investment professional for more information.



Exceptions to the Automatic Sale of Your Shares and the Minimum Account Balance Fee The automatic sale of shares of accounts valued at less than $250 and the minimum account balance fee described above do not apply to shareholders holding their shares through broker-dealer networked accounts, wrap fee and omnibus accounts, accounts with active automatic investment plans or payroll deduction plans, accounts that were created by the automatic conversion of Class B shares to Class A shares, accounts that were created by the automatic conversion of Class G shares to Class T shares, certain qualified retirement plans or Health Savings Accounts. The automatic sale of shares of accounts valued at less than $250 does not apply to individual retirement plans.


Share Certificates Share certificates are not available for any class of shares offered by the Fund.

Dividends, Distributions and Taxes The Fund has the potential to make the following distributions:

 Types of Distributions

   Dividends      Represents interest and dividends earned from securities
                  held by the Fund, net of expenses incurred by the Fund.
  ----------------------------------------------------------------------------
   Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.


       ------------------------------------------------------------------

         UNDERSTANDING FUND DISTRIBUTIONS
         The Fund may earn income from the securities it holds. The
         Fund also may realize capital gains or losses on sales of its securities. The Fund intends to distribute substantially all of its net investment income and capital gains to
         shareholders each year. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.
       ------------------------------------------------------------------


Distribution Options The Fund distributes any dividends annually and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

                                                                             ---

Your Account



 Distribution Options

    Reinvest all distributions in additional shares of your current fund
  ---------------------------------------------------------------------------
    Reinvest all distributions in shares of another fund
  ---------------------------------------------------------------------------
    Receive dividends in cash (see options below) and reinvest capital gains
  ---------------------------------------------------------------------------
    Receive all distributions in cash (with one of the following options):
  .  send the check to your address of record
  .  send the check to a third party address
  .  transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable all subsequent distributions will be reinvested in additional shares of the Fund.


Tax Consequences Unless you are an entity exempt from income taxes or invest under a retirement account or a Health Savings Account regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes.



The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.



In general, any distributions of dividends, interest and short-term capital gains (determined by how long the Fund held the investments that generated them) are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax in taxable years beginning before January 1, 2011. Properly designated distributions of long-term capital gains (determined by how long the Fund held the investments that generated them) are generally taxable as such, regardless of how long you have held your Fund shares. Long-term capital gain rates have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2011. For the taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes.



Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws. Foreign persons should consult the Statement of Additional Information.



In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.


---

Managing the Fund
-------------------------------------------------------------------------------




INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Columbia Management Advisors, LLC ("Columbia Advisors"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Advisors is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.





For the 2006 fiscal year, aggregate advisory fees paid to Columbia Advisors by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors by the Fund, amounted to 0.70% of average daily net assets of the Fund. A discussion of the factors considered by the Fund's Board of Trustees in approving the Fund's investment advisory contract is included in the Fund's semi-annual report to shareholders for the fiscal period ended
March 31, 2006.



PORTFOLIO MANAGER

--------------------------------------------------------------------------------




Guy W. Pope, a senior vice president of Columbia Advisors, is the manager for the Fund and has managed or co-managed the Fund since March, 2005. Mr. Pope has been associated with Columbia Advisors or its predecessors since July, 1993.


The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Fund.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.



Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.


                                                                             ---

Managing the Fund




Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has released the proposed plan of distribution for public notice and comment but has not yet approved a final plan of distribution.



As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.



A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.



In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.



On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.



On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.



On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.



On April 4, 2006, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a term sheet containing the principal terms of a stipulation of settlement that would settle all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. On April 6, 2006, the U.S. District Court for the District of Maryland stayed all actions with respect to these Columbia-related claims.


---

Managing the Fund




In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005 naming the Columbia Funds as nominal defendants. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the First Circuit on December 30, 2005; this appeal is currently pending. The parties have advised the appellate court that they are engaged in settlement discussions and the court has, accordingly, deferred the briefing schedule for the appeal. The settlement has not yet been finalized. Any settlement ultimately agreed by the parties will be subject to court approval.



This matter is ongoing. Accordingly, no estimate can be made of the financial impact, if any, of this litigation on any fund.




                                                                             ---

Financial Highlights
-------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's Class Z financial performance. Information is shown for the last six fiscal periods, which run from October 1 to September 30, unless otherwise indicated. Certain information reflects financial results for a single Class Z share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which, for the years ended September 30, 2006, 2005 and 2004 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for the period ended September 30, 2003 and the years ended October 31, 2002 and 2001, has been derived from the Fund's financial statements which have been audited by another independent registered public accounting firm, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report containing those financial statements by calling 1-800-345-6611.


 The Fund


                                                        Year ended           Year ended     Period ended
                                                      September 30,         September 30,   September 30,
                                                  2006         2005/(a)/      2004/(b)/     2003/(c)(d)/
                                                 Class Z       Class Z         Class Z         Class Z
                                               -------      --------        -------------   -------------
 Net asset value --
 Beginning of period ($)                         13.66        12.05              11.25           10.11
------------------------------------------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income                          0.03/(e)/    0.09/(e)(f)/       0.03/(e)/       0.08/(d)/
   Net realized and unrealized gain (loss)
    on investments                                1.21         1.95               0.79            1.15
------------------------------------------------------------------------------------------------------------
   Total from Investment Operations               1.24         2.04               0.82            1.23
------------------------------------------------------------------------------------------------------------
 Less Distributions Declared to Shareholders
 ($):
   From net investment income                    (0.04)       (0.08)             (0.02)          (0.09)
   In excess of net investment income               --           --                 --              --
   From net realized gains                       (0.76)       (0.35)                --              --
------------------------------------------------------------------------------------------------------------
 Total Distributions Declared to Shareholders    (0.80)       (0.43)             (0.02)          (0.09)
------------------------------------------------------------------------------------------------------------
 Net asset value -- End of period ($)            14.10        13.66              12.05           11.25
------------------------------------------------------------------------------------------------------------
 Total return (%)/(h)/                            9.45(i)     17.25/(i)/          7.28/(i)/      12.20/(j)/
------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets/Supplemental
 Data (%):
   Expenses/(k)/                                  0.89         0.99               1.07            1.03/(l)/
   Net investment income/(k)/                     0.25         0.67               0.26            0.89/(l)/
   Waiver/reimbursement                           0.12         0.09                 --/(m)/         --
 Portfolio turnover rate (%)                        63          105                115              55/(j)/
 Net assets, end of period (000's) ($)         256,039      310,472            175,124         190,195


                                                       Year ended
                                                      October 31,
                                                   2002         2001
                                                  Class Z      Class Z
                                               -------       -------
 Net asset value --
 Beginning of period ($)                         12.77         16.43
-------------------------------------------------------------------------
 Income from Investment Operations ($):
   Net investment income                          0.07/(e)/     0.06
   Net realized and unrealized gain (loss)
    on investments                               (2.23)        (2.39)
-------------------------------------------------------------------------
   Total from Investment Operations              (2.16)        (2.33)
-------------------------------------------------------------------------
 Less Distributions Declared to Shareholders
 ($):
   From net investment income                    (0.06)        (0.05)
   In excess of net investment income               --            --/(g)/
   From net realized gains                       (0.44)        (1.28)
-------------------------------------------------------------------------
 Total Distributions Declared to Shareholders    (0.50)        (1.33)
-------------------------------------------------------------------------
 Net asset value -- End of period ($)            10.11         12.77
-------------------------------------------------------------------------
 Total return (%)/(h)/                          (17.85)/(i)/  (15.12)
-------------------------------------------------------------------------
 Ratios to Average Net Assets/Supplemental
 Data (%):
   Expenses/(k)/                                  0.97          0.97
   Net investment income/(k)/                     0.56          0.44
   Waiver/reimbursement                           0.03            --
 Portfolio turnover rate (%)                        13            19
 Net assets, end of period (000's) ($)         340,496       460,302


(a) On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.
(b) On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.
(c) The Fund changed its fiscal year end from October 31 to September 30.
(d) On December 9, 2002, the Galaxy Growth & Income Fund, Trust shares were redesignated Liberty Large Cap Core Fund, Class Z shares.
(e) Per share data was calculated using average shares outstanding during the period.
(f) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.
(g) Rounds to less than $0.01 per share.
(h) Total return at net asset value assuming all distributions reinvested.
(i) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(j) Not annualized.

(k) The benefits derived from custody credits had an impact of less than 0.01%.

(l) Annualized.
(m) Rounds to less than 0.01%.

---

Appendix A
-------------------------------------------------------------------------------


Hypothetical Investment and Expense Information


The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class Z shares of the Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The chart also assumes that all dividends and distributions are reinvested. The annual expense ratio used for the Fund, which is the same as that stated in the Annual Fund Operating Expenses table, is presented in the chart, and is net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower.




 Class Z Shares

Maximum Sales Charge Initial Hypothetical Investment Amount Assumed Rate of Return
       0.00%                       $10,000.00                         5%


                                                                     Hypothetical
                        Cumulative                    Cumulative       Year-End
                       Return Before     Annual      Return After    Balance After        Annual
Year                  Fees & Expenses Expense Ratio Fees & Expenses Fees & Expenses Fees & Expenses/(1)/
1                           5.00%         1.01%           3.99%       $10,399.00           $103.01
2                          10.25%         1.01%           8.14%       $10,813.92           $107.13
3                          15.76%         1.01%          12.45%       $11,245.40           $111.40
4                          21.55%         1.01%          16.94%       $11,694.09           $115.84
5                          27.63%         1.01%          21.61%       $12,160.68           $120.47
6                          34.01%         1.01%          26.46%       $12,645.89           $125.27
7                          40.71%         1.01%          31.50%       $13,150.46           $130.27
8                          47.75%         1.01%          36.75%       $13,675.17           $135.47
9                          55.13%         1.01%          42.21%       $14,220.81           $140.87
10                         62.89%         1.01%          47.88%       $14,788.22           $146.50
Total Gain After Fees
 and Expenses                                                          $4,788.22
Total Annual Fees and
 Expenses                                                                                $1,263.23


(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.


                                                                             ---

Notes
-------------------------------------------------------------------------------

================================================================================


---

Notes


================================================================================

                                                                             ---

FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.




You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's transfer agent or visiting the Fund's website at:



Columbia Management Services, Inc.


P.O. Box 8081


Boston, MA 02266-8081


1-800-345-6611

www.columbiafunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:


Columbia Funds Series Trust I: 811-04367


..  Columbia Common Stock Fund (formerly named Columbia Large Cap Core Fund)

--------------------------------------------------------------------------------


[LOGO] ColumbiaFunds

       A Member of Columbia Management Group

       (C)2007 Columbia Management Distributors, Inc.
       One Financial Center, Boston, MA 02111-2621
       800.426.3750   www.columbiafunds.com


                                                             INT-36/116655-0207

                        COLUMBIA ASSET ALLOCATION FUND
                        COLUMBIA LARGE CAP GROWTH FUND
                        COLUMBIA DISCIPLINED VALUE FUND
                          COLUMBIA COMMON STOCK FUND
                         COLUMBIA SMALL CAP CORE FUND


                         COLUMBIA DIVIDEND INCOME FUND


                    SERIES OF COLUMBIA FUNDS SERIES TRUST I

                      STATEMENT OF ADDITIONAL INFORMATION


                               February 1, 2007

This Statement of Additional Information ("SAI") contains information which may be useful to investors but which is not included in the Prospectuses of Columbia Asset Allocation Fund, Columbia Large Cap Growth Fund, Columbia Disciplined Value Fund, Columbia Common Stock Fund, Columbia Small Cap Core Fund and Columbia Dividend Income Fund (each "a Fund" and collectively, the "Funds"). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of a Fund dated February 1, 2007, as applicable. This SAI should be read together with a Prospectus of a Fund and the Fund's most recent Annual Report dated September 30, 2006. The Funds' most recent Annual Reports to shareholders are separate documents supplied with this SAI. Investors may obtain a free copy of a Prospectus and an Annual Report from Columbia Management Services, Inc. ("CMS"), P.O. Box 8081, Boston MA 02206-8081, or by calling 1-800-345-6611. The Financial Statements and Report of Independent Registered Public Accounting Firm appearing in each Fund's September 30, 2006 Annual Report are incorporated in this SAI by reference.

Part 1 of this SAI contains specific information about the Funds. Part 2 includes information about the funds distributed by Columbia Management Distributors, Inc ("CMD") generally and additional information about certain securities and investment techniques described in the Funds' Prospectuses.


                               TABLE OF CONTENTS


                                                                Page
                                                                ----
            Part 1
            Definitions........................................  b
            Organization and History...........................  b
            Investment Goal and Policies.......................  d
            Fundamental and Non-Fundamental Investment Policies  d
            Portfolio Turnover.................................  k
            Fund Charges and Expenses..........................  k
            Portfolio Managers.................................  bb
            Custodian of the Funds.............................  uu
            Independent Registered Public Accounting Firm......  uu

            Part 2
            Miscellaneous Investment Practices.................  1
            Taxes..............................................  23
            Additional Tax Matters Concerning Trust Shares.....  30
            Management of the Funds............................  31
            Determination of Net Asset Value...................  46
            How to Buy Shares..................................  47
            Special Purchase Programs/Investor Services........  53
            Programs for Reducing or Eliminating Sales Charges.  55
            How to Sell Shares.................................  57
            Distributions......................................  62
            How to Exchange Shares.............................  62
            Suspension of Redemptions..........................  63
            Shareholder Liability..............................  63
            Shareholder Meetings...............................  63
            Appendix I.........................................  65
            Appendix II........................................  71



INT-39/116555-0207


                                       a

                        COLUMBIA ASSET ALLOCATION FUND
                        COLUMBIA LARGE CAP GROWTH FUND
                        COLUMBIA DISCIPLINED VALUE FUND
                          COLUMBIA COMMON STOCK FUND
                         COLUMBIA SMALL CAP CORE FUND


                         COLUMBIA DIVIDEND INCOME FUND

                      STATEMENT OF ADDITIONAL INFORMATION


                               February 1, 2007


DEFINITIONS


"Asset Allocation Fund" or "Fund"      Columbia Asset Allocation Fund
"Growth Fund" or "Fund"                Columbia Large Cap Growth Fund
"Value Fund" or "Fund"                 Columbia Disciplined Value Fund
"Common Stock Fund" or "Fund"          Columbia Common Stock Fund
"Small Cap Core Fund" or "Fund"        Columbia Small Cap Core Fund
"Dividend Fund" or "Fund"              Columbia Dividend Income Fund
"Predecessor Fund" or "Predecessor
  Funds"                               See below under "Organization and History"
"Trust"                                Columbia Funds Series Trust I
"Advisor"                              Columbia Management Advisors, LLC, the Funds' investment advisor
"CMD"                                  Columbia Management Distributors, Inc., the Funds' distributor
"CMS"                                  Columbia Management Services, Inc., the Funds' shareholder services and transfer agent


ORGANIZATION AND HISTORY


The Trust is a Massachusetts business trust organized in 1987. Each Fund was originally organized as a series of another Massachusetts business trust prior to its reorganization as a series of the Trust on March 27, 2006. The trust of which the Funds were previously series changed its name from "Liberty-Stein Roe Investment Trust" to "Columbia Funds Trust XI" on October 13, 2003. Each Fund is a diversified series of the Trust representing the entire interest in a separate series of the Trust. The Trust is registered with the Securities and Exchange Commission as an open-end management investment company. Each Fund is the successor to a separate series of the Galaxy Fund, a Massachusetts business trust organized on March 31, 1986. On November 18, 2002, November 25, 2002 and December 9, 2002, the series of the Galaxy Fund to which the Funds succeeded (the "Predecessor Funds") were reorganized as separate series of the Liberty-Stein Roe Investment Trust. Class A shares of the Funds were issued in exchange for Prime A Shares of the Predecessor Funds, Class B shares of the Funds were issued in exchange for Prime B Shares of the Predecessor Funds, Class T shares of the Funds were issued in exchange for Retail A Shares of the Predecessor Funds, Class G shares of the Funds were issued in exchange for Retail B Shares of the Predecessor Funds and Class Z shares of the Funds were issued in exchange for Trust Shares of the Predecessor Funds. (Prime A and B Shares, Retail A and B Shares and Trust Shares together are referred to herein as to the "Predecessor Classes"). Information provided with respect to each Fund for periods prior to such Fund's inception relates to the Fund's Predecessor Fund. Further, information provided with respect to each class of each Fund relates to the Predecessor classes of such class.

The Asset Allocation Fund commenced operations on December 30, 1991; the Growth Fund commenced operations on December 14, 1990; the Value Fund commenced operations on September 1, 1988; and the Dividend Fund commenced operations on March 4, 1998.


The Common Stock Fund and Small Cap Core Fund commenced operations on
December 14, 1992, as separate portfolios (the "Predecessor Large Cap Fund" and "Predecessor Small Cap Fund," respectively, and collectively, the "Predecessor Shawmut Funds") of The Shawmut Funds. On December 4, 1995, the Predecessor Shawmut Funds were reorganized as new portfolios of the Galaxy Fund. Prior to the reorganization, the Predecessor Shawmut Funds offered and sold shares of beneficial interest that were similar to the Galaxy Fund's Trust Shares and Retail A Shares.

                                       b

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Each whole share (or fractional share) outstanding on the record date established in accordance with the Trust's Bylaws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes). Shares of the Funds and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See Part 2 of this SAI for more information.


                                       c

INVESTMENT GOAL AND POLICIES

Each Prospectus describes the investment goal and investment strategies and risks of each Fund to which it pertains. Part 1 of this SAI contains additional information concerning, among other things, the fundamental investment policies of the Funds. Part 2 contains, among other things, additional information about the following securities and investment techniques that may be utilized by the Funds, unless otherwise noted, subject to any restrictions described in Part 1 of this SAI:

    Custody Receipts and Trust Certificates (the Asset Allocation Fund only) Short-Term Trading

    Small Companies (the Small Cap Core Fund only)

    Common Stock, Preferred Stock and Warrants
    Foreign Securities
    Other Investment Companies
    Money Market Instruments
    Securities Loans
    Forward Commitments
    "When-Issued" Securities (the Common Stock, Dividend and Small Cap Core Funds only)
    "Delayed Delivery" Securities (the Common Stock, Dividend and Small Cap Core Funds only)
    Mortgage Dollar Rolls (the Asset Allocation Fund only)
    REITs
    Mortgage-Backed Securities (the Asset Allocation Fund only)
    Non-Agency Mortgage-Backed Securities (the Asset Allocation Fund only) Asset-Backed Securities (the Asset Allocation Fund only)
    Repurchase Agreements
    Reverse Repurchase Agreements
    Options on Securities
    Futures Contracts and Related Options
    Swap Agreements (Swaps, Caps, Collars and Floors)
    Foreign Currency Transactions
    Rule 144A Securities
    Variable and Floating Rate Obligations
    Convertible Securities
    Yankee Obligations

   American, European, Continental and Global Depositary Receipts (except that only the Common Stock, Small Cap Core and Dividend Funds may invest in Global Depositary Receipts)


Except as indicated below under "Fundamental and Non-Fundamental Investment Policies," the Funds' investment policies are not fundamental, and the Board of Trustees may change the policies without shareholder approval.

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES

Fundamental Investment Policies

The Investment Company Act of 1940, as amended (the ''1940 Act'') provides that a ''vote of a majority of the outstanding voting securities'' means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a particular Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

Each Fund may not, as a matter of fundamental policy:

    1. Underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended (the "1933 Act") except when it might be deemed to be an underwriter either: (a) in

                                       d
       connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered investment companies.

    2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

    3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

    4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and
       (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

    5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

    6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

    7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

Non-Fundamental Investment Policies

The following investment limitation with respect to the Funds may be changed by the Board of Trustees without shareholder approval:

    8. A Fund may not sell securities short, maintain a short position, or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions.


The following investment limitations with respect to the Asset Allocation Fund, Dividend Fund, Value Fund and Growth Fund may be changed by the Board of Trustees without shareholder approval:

    9. A Fund may not write or sell put options, call options, straddles, spreads or any combination thereof except that (i) each of the Value Fund and Growth Fund may, to the extent consistent with its investment objective and policies, write covered call options and purchase and sell other options, and (ii) the Asset Allocation Fund and the Dividend Fund may buy and sell options, including without limit buying or writing puts and calls, based on any type of security, index or currency, including options on foreign exchanges and options not traded on exchanges to the extent permitted by its investment objective and policies.


                                       e

    10.A Fund may not purchase securities of companies for the purpose of exercising control.


    11.A Fund may not invest more than 15% of its net assets in illiquid securities.

The following investment limitation with respect to the Dividend Fund may be changed by the Board of Trustees without shareholder approval:

    12.The Fund may not acquire securities of other registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the Investment Company Act of 1940, as amended.


The following investment limitations with respect to the Common Stock Fund and Small Cap Core Fund may be changed by the Board of Trustees without shareholder approval:

    13.The Funds may not invest more than 15% of their respective net assets in securities subject to restrictions on resale under the Securities Act of 1933 (except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain securities which meet the criteria for liquidity as established by the Board of Trustees).

    14.Each Fund will limit its investments in other investment companies to not more than 3% of the total outstanding voting stock of any investment company; will invest no more than 5% of its total assets in any one investment company; and will invest no more than 10% of its total assets in investment companies in general. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets.

    15.The Funds will purchase the securities of other investment companies only in open market transactions involving only customary broker's commissions. It should be noted that investment companies incur certain expenses such as management fees, and therefore any investment by a Fund in shares of another investment company would be subject to such duplicate expenses.

    16.Neither Fund may purchase or retain the securities of any issuer if the officers and Trustees of the Trust or the Advisor, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities.

    17.Neither Fund may purchase or sell interests in oil, gas, or mineral exploration or development programs or leases; except that the Funds may purchase the securities of issuers which invest in or sponsor such programs.

    18.Neither Fund may purchase put options on securities, unless the securities are held in the Fund's portfolio and not more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.

    19.Neither Fund may write call options on securities, unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. Neither Fund may write call options in excess of 5% of the value of its total assets.

    20.Neither Fund will invest more than 15% of the value of its respective net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, and certain securities not determined by the Board of Trustees to be liquid.

    21.Neither Fund may invest in companies for the purpose of exercising management or control.

    22.Neither Fund may invest more than 5% of its net assets in warrants. No more than 2% of this 5% may be warrants which are not listed on the New York Stock Exchange.



                                       f

Each Fund may purchase restricted securities, which are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under the federal securities laws. Certain restricted securities may be considered liquid pursuant to guidelines established by the Board of Trustees. To the extent restricted securities are deemed illiquid, each Fund will limit its purchase, together with other securities considered to be illiquid, to 15% of its net assets.


The Growth Fund may purchase put options and call options on securities and securities indices. The Fund may purchase options unless immediately after any such transaction the aggregate amount of premiums paid for put or call options exceeds 5% of its total assets.

Each of the Value Fund and Growth Fund may engage in writing covered call options and may enter into closing purchase transactions with respect to such options. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of the securities subject to such options written by these Funds may not exceed 25% of the value of each such Fund's net assets.


Each of the Asset Allocation Fund, Common Stock Fund, Dividend Fund and Small Cap Core Fund may buy and sell options and futures contracts to manage their exposure to changing interest rates, security prices and currency exchange rates. These Funds may invest in options and futures based on any type of security, index, or currency, including options and futures based on foreign exchanges and options not traded on exchanges. These Funds will not hedge more than 20% of their respective total assets (10% of net assets with respect to the Asset Allocation Fund) by selling futures, buying puts, and writing calls under normal conditions. These Funds will not buy futures or write puts whose underlying value exceeds 20% of their respective total assets (10% of net assets with respect to the Asset Allocation Fund), and will not buy calls with a value exceeding 5% of their respective total assets. These Funds may utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts for the purposes of managing cash flows into and out of their respective portfolios and potentially reducing transaction costs, subject to the limitation that the value of these futures contracts, swap agreements, indexed securities, and options will not exceed 20% of the Funds' respective total assets (10% of net assets with respect to the Asset Allocation Fund). These Funds will not purchase put options to the extent that more than 5% of the value of their respective total assets would be invested in premiums on open put option positions. In addition, these Funds do not intend to invest more than 5% of the market value of their respective total assets in each of the following: futures contracts, swap agreements, and indexed securities. When one of these Funds enters into a swap agreement, liquid assets of the Fund equal to the value of the swap agreement will be segregated by that Fund. These Funds may not use stock index futures contracts and options for speculative purposes.

As a means of reducing fluctuations in the net asset value of shares of the Asset Allocation Fund, Common Stock Fund, Dividend Fund and Small Cap Core Fund, the Funds may attempt to hedge all or a portion of their respective portfolios through the purchase of listed put options on stocks, stock indices and stock index futures contracts. These options will be used as a form of forward pricing to protect portfolio securities against decreases in value resulting from market factors, such as an anticipated increase in interest rates.

The Asset Allocation Fund, Common Stock Fund, Dividend Fund and Small Cap Core Fund may only: (1) buy listed put options on stock indices and stock index futures contracts; (2) buy listed put options on securities held in their respective portfolios; and (3) sell listed call options either on securities held in their respective portfolios or on securities which they have the right to obtain without payment of further consideration (or have segregated cash in the amount of any such additional consideration). Each of these Funds will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed or expired. Each of these Funds may also enter into stock index futures contracts. A stock index futures contract is a bilateral agreement which obligates the seller to deliver (and the purchaser to take delivery of) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of trading of the contract and the price at which the agreement is originally made. There is no physical delivery of the stocks constituting the index, and no price is paid upon entering into a futures contract.

                                       g

None of the Asset Allocation Fund, Common Stock Fund, Dividend Fund and Small Cap Core Fund will enter into futures contracts if, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. Further, these Funds will enter into stock index futures contracts only for bona fide hedging purposes or such other purposes permitted under Part 4 of the regulations promulgated by the Commodity Futures Trading Commission. Also, these Funds may not enter into stock index futures contracts and options to the extent that the value of such contracts would exceed 20% of the Fund's total net assets and may not purchase put options to the extent that more than 5% of the value of (10% of net assets with respect to the Asset Allocation Fund) the Fund's total assets would be invested in premiums on open put option positions.

As one way of managing their exposure to different types of investments, the Asset Allocation Fund, Common Stock Fund, Dividend Fund and Small Cap Core Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors.

Each Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar. The Funds from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies.


Each of the Asset Allocation Fund, Value Fund, Growth Fund and Small Cap Core Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. The Funds may invest in other investment companies primarily for the purpose of investing their short-term cash which has not yet been invested in other portfolio instruments. However, from time to time, on a temporary basis, each of the Common Stock Fund, Dividend Fund and Small Cap Core Fund may invest exclusively in one other investment company similar to the respective Fund.

All debt obligations, including convertible bonds, purchased by the Asset Allocation Fund, Value Fund and Growth Fund are rated investment grade by Moody's (Aaa, Aa, A and Baa) or S&P (AAA, AA, A and BBB), or, if not rated, are determined to be of comparable quality by the Advisor. Debt securities rated Baa by Moody's or BBB by S&P are generally considered to be investment grade securities although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt obligations.


The Common Stock Fund and Small Cap Core Fund may purchase convertible bonds rated Ba or higher by Moody's or BB or higher by S&P or Fitch at the time of investment. Short-term money market instruments purchased by the Common Stock Fund and Small Cap Core Fund must be rated in one of the top two rating categories by a nationally recognized statistical rating agency, such as Moody's, S&P or Fitch.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or the Advisor may determine that it is appropriate for a Fund to continue to hold the obligation if retention is in accordance with the interests of the particular Fund and applicable regulations of the Securities and Exchange Commission ("SEC"). However, each Fund will sell promptly any security that is not rated investment grade by either S&P or Moody's if such securities exceed 5% of the Fund's net assets.

Loans of portfolio securities by the Funds will generally be short-term (except in the case of the Common Stock Fund and Small Cap Core Fund, which may loan their securities on a long-term or short-term basis or both), will be made only to borrowers deemed by the Advisor to be of good standing and only when, in the Advisor's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

Each Fund will invest no more than 10% of its net assets in REITs.

                                       h

Except as stated otherwise, if a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to borrowings, if a Fund's asset coverage at any time falls below that required by the 1940 Act, the Fund will reduce the amount of its borrowings in the manner required by the 1940 Act to the extent necessary to satisfy the asset coverage requirement.

Each Fund may follow non-fundamental operating policies that are more restrictive than its fundamental investment limitations, as set forth in the Prospectuses and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act.

Asset Allocation Fund

The Asset Allocation Fund may invest up to 25% of its net assets in foreign securities. Such foreign investments may be made directly, by purchasing securities issued or guaranteed by foreign corporations, banks or governments (or their political subdivisions or instrumentalities) or by supranational banks or other organizations, or indirectly, by purchasing American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") (EDRs are also known as Continental Depositary Receipts ("CDRs")). Examples of supranational banks include the International Bank for Reconstruction and Development ("World Bank"), the Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that those commitments will be undertaken or met in the future. See "Foreign Securities" and "American, European, Continental and Global Depositary Receipts" in Part 2 of this SAI. The Fund may also invest in dollar-denominated high quality debt obligations of U.S. corporations issued outside the United States. The Fund may also buy and sell options and futures contracts, utilize stock index futures contracts, options, swap agreements, indexed securities and options or futures contracts, purchase asset-backed and mortgage-backed securities and enter into foreign currency exchange contracts.

Growth Fund

Under normal circumstances, the Growth Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broadly diversified portfolio of equity securities, primarily common stocks and securities that can be converted into common stocks. Convertible securities purchased by the Growth Fund may include both debt securities and preferred stock. By investing in convertible securities, the Fund will seek the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible. See "Convertible Securities" in Part 2 of this SAI. The Fund may also invest in common stock warrants.

The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through the purchase of ADRs, EDRs and CDRs. In addition, the Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks. See "Foreign Securities" and "American, European, Continental and Global Depositary Receipts" in Part 2 of this SAI. The Fund may also purchase put options and call options and write covered call options. See "Options on Securities" in Part 2 of this SAI.

Value Fund

Under normal circumstances, the Value Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stock, preferred stock (including convertible preferred stock) and debt securities convertible into common stock, mainly those that the Advisor believes to be undervalued. Debt securities convertible into common stock are purchased primarily during periods of relative market instability and are acquired principally for income with the potential for appreciation being a secondary consideration. See "Convertible Securities" in Part 2 of this SAI.

The Fund may also invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs, EDRs and CDRs. In addition, the Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks. See "Foreign Securities" and "American, European, Continental and Global Depositary Receipts" in Part 2 of this SAI. The Fund may also write covered call options. See "Options on Securities" in Part 2 of this SAI.

Common Stock Fund

Under normal market conditions, the Common Stock Fund will invest at least 80% of its total assets in common stocks, preferred stocks, common stock warrants and securities convertible into common stock. The Fund may purchase convertible securities, including convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. See "Convertible Securities" in
Part 2 of this SAI. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts. See "Options on Securities" and "Futures Contracts and Related Options" in Part 2 of this SAI.

The Fund may invest up to 20% of its total assets in securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of ADRs, EDRs, CDRs and Global Depositary Receipts ("GDRs"). Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of foreign issuers if any such risk appears to the Advisor to be substantial. See "Foreign Securities" and "American, European, Continental and Global Depositary Receipts" in Part 2 of this SAI.

Small Cap Core Fund

Under normal circumstances, the Small Cap Core Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies that have market capitalizations similar in size to those companies in the Russell 2000 Index. In addition to common stocks, the Small Cap Core Fund may purchase convertible securities, including convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. See "Convertible Securities" in Part 2 of this SAI. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts. See "Options on Securities" and "Futures Contracts and Related Options" in Part 2 of this SAI.

The Fund may invest up to 20% of its total assets in securities of foreign issuers which are freely traded on U.S. securities exchanges or in the over-the-counter market in the form of ADRs, EDRs, CDRs and GDRs. Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of a foreign issuer if any such risk appears to the Advisor to be substantial. See "Foreign Securities" and "American, European, Continental and Global Depositary Receipts" in Part 2 of this SAI.



Dividend Fund

Under normal circumstances, the Dividend Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of income-producing (dividend-paying) equity securities, which will consist primarily of common stocks but may also include preferred stocks and convertible securities. The Fund may invest up to 20% of its net assets in debt securities, including lower-quality debt securities. The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs, EDRs,

                                       j

CDRs and GDRs. See "Foreign Securities" and "American, European, Continental and Global Depositary Receipts" in Part 2 of this SAI. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities and options on futures contracts. See "Options on Securities" and "Futures Contracts and Related Options" in Part 2 of this SAI.

PORTFOLIO TURNOVER

Portfolio turnover is included in the Prospectuses under "Financial Highlights." Each Fund may sell a portfolio investment soon after its acquisition if the Advisor believes that such a disposition is consistent with the Fund's investment goal. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. High portfolio turnover may cause the Funds to realize capital gains which, if realized and distributed by the Funds, may be taxable to shareholders as ordinary income. High portfolio turnover may result in correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds.



FUND CHARGES AND EXPENSES


Under the Funds' management contract, each Fund pays the Advisor a monthly fee based on the average daily net assets of the Fund at the annual rate of:



                    Fee        Asset        Fee     Asset     Fee          Asset         Fee     Asset     Fee
       Fund         Rate       Level        Rate    Level     Rate         Level         Rate    Level     Rate
       ----        ------ ---------------- ------ ---------- ------ ------------------- ------ ---------- ------
Columbia Large Cap 0.700% (less than) $200 0.575% $200       0.450% (greater than) $500     --         --     --
 Growth Fund              million                 million to        million
                                                  $500
                                                  million

Columbia Common    0.700% (less than) $500 0.650% $500       0.600% $1 billion          0.550% $1.5       0.530%
 Stock Fund               million                 million to        to $1.5                    billion to
                                                  $1 billion        billion                    $3 billion

Columbia           0.700% (less than) $500 0.650% $500       0.600% $1 billion          0.550% $1.5       0.530%
 Disciplined Value        million                 million to        to $1.5                    billion to
 Fund                                             $1 billion        billion                    $3 billion

Columbia Dividend  0.700% (less than) $500 0.650% $500       0.600% $1 billion          0.550% $1.5       0.530%
 Income Fund              million                 million to        to $1.5                    billion to
                                                  $1 billion        billion                    $3 billion

Columbia Asset     0.650% (less than) $500 0.600% $500       0.550% $1 billion          0.500% $1.5       0.480%
 Allocation Fund          million                 million to        to $1.5                    billion to
                                                  $1 billion        billion                    $3 billion
Columbia Small Cap 0.750% (less than) $500 0.700% $500       0.650% $1 billion          0.600% $1.5       0.550%
 Core Fund                million                 million to        to $1.5                    billion to
                                                  $1 billion        billion                    $2 billion


                         Asset        Fee         Asset
       Fund              Level        Rate        Level
       ----        ----------------- ------ -----------------
Columbia Large Cap                --     --                --
 Growth Fund



Columbia Common    $3 billion        0.510% (greater than) $6
 Stock Fund        to $6              billion
                   billion

Columbia           $3 billion        0.510% (greater than) $6
 Disciplined Value to $6              billion
 Fund              billion

Columbia Dividend  $3 billion        0.510% (greater than) $6
 Income Fund       to $6              billion
                   billion

Columbia Asset     $3 billion        0.460% (greater than) $6
 Allocation Fund   to $6              billion
                   billion
Columbia Small Cap (greater than) $2
 Core Fund         billion






Prior to November 1, 2004, the Advisor received advisory fees from each Fund as follows: 0.75% of the first $500 million of average daily net assets, plus 0.70% of the next $500 million of average daily net assets, plus 0.65% of the next $500 million of average daily net assets, plus 0.60% of the next $500 million of average daily net assets, plus 0.55% of average daily net assets in excess of $2 billion. Prior to November 1, 2003, the Advisor received advisory fees, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of each Fund.

Prior to November 1, 2003, the Funds had been advised by the Advisor that it intended to waive advisory fees payable by the Funds so that advisory fees payable by each Fund were as follows: 0.75% of the first $500 million of average daily net assets, plus 0.70% of the next $500 million of average daily net assets, plus 0.65% of the next $500 million of average daily net assets, plus 0.60% of the next $500 million of average daily net assets, plus 0.55% of average daily net assets in excess of $2 billion.


                                       k

Each Fund has entered into an Administrative Agreement with the Advisor. Under the Administrative Agreement for each Fund, each Fund (other than the Growth
Fund) pays the Advisor a monthly fee at the annual rate of 0.067% of the average daily net assets of the Fund. The Growth Fund pays the Advisor a monthly fee at the annual rate of 0.05% of the average daily net assets of the Fund. Prior to March 19, 2005, the Growth Fund paid the Advisor a monthly fee at the annual rate of 0.067% of the Fund's average daily net assets.

Each Fund also has entered into a Pricing and Bookkeeping Agreement with the Advisor, pursuant to which the Advisor performs certain pricing and bookkeeping services for the Funds. The Advisor has delegated responsibility for certain of these pricing and bookkeeping services, and for certain administrative services under the Administrative Agreement, to State Street Bank and Trust Company ("State Street").

For services provided under the Pricing and Bookkeeping Agreement, each Fund will pay to the Advisor, or to such other person(s) as the Advisor may direct, an annual fee, payable monthly, consisting of: (i) for fund accounting services, $25,000 plus an additional monthly fee based on the Fund's net asset value ("Fund Accounting Fee"); and (ii) for financial reporting services, $13,000 ("Financial Reporting Fee"). Additionally, each Fund will bear certain reimbursable costs and expenses as provided in the Administrative Agreement and the Pricing and Bookkeeping Agreement. The aggregate Fund Accounting Fee and Financial Reporting Fee payable pursuant to the Pricing and Bookkeeping Agreement shall not exceed $140,000 annually for each Fund.

Prior to May 1, 2006, each Fund was party to different administrative and pricing and bookkeeping agreements with the Advisor, both of which agreements provided the Funds with substantially similar services for substantially similar fees.

Prior to November 1, 2005, under the prior pricing and bookkeeping agreement with the Funds, the Advisor received an annual fee based on the average daily net assets of each Fund as follows: $25,000 for assets under $50 million; $35,000 for assets of $50 million but less than $200 million; $50,000 for assets of $200 million but less than $500 million; $85,000 for assets of $500 million but less than $1 billion and $125,000 for assets in excess of $1 billion. The annual fees for a Fund with more than 25% in non-domestic assets was 150% of the annual fees described above. In addition to the above-referenced fees, each Fund paid an additional $10,000 per annum. Notwithstanding the above, for each of the Funds, the Advisor waived fees payable to it under the agreement by $500 per month.

CMS acts as transfer agent, dividend disbursing agent and shareholders' servicing agent for each Fund. Its address is P.O. Box 8081, Boston, Massachusetts 02266-8081. Under the agreement with CMS, CMS provides transfer agency, dividend disbursing agency and shareholders' servicing agency services to each Fund (and has retained Boston Financial Data Services, Inc. to assist it). Effective April 1, 2006, each Fund pays CMS a fee of $17.00 per account per annum, payable monthly for transfer agency services. In addition, each Fund may pay CMS the fees and expenses CMS pays to third-party dealer firms that maintain omnibus accounts with the Funds, subject to a cap equal to 0.11% of each Fund's net assets represented by the account. Each Fund will also pay certain reimbursable out-of-pocket expenses to CMS, and CMS may also retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due CMS from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts CMS maintains in connection with its services to the Fund.

For the period November 1, 2005 to March 31, 2006 each Fund paid CMS fees under a similar transfer agent, dividend disbursing agent and shareholders' servicing agent agreement that consisted of the same terms except that the fee was $15.23 per account per annum, payable monthly.


Prior to November 1, 2005, under the shareholders' servicing and transfer agency fee arrangement between CMS and the Funds, each Fund paid the following fees:

   An annual open account fee of $28 per open account plus a Fund's allocated share of reimbursement for the out-of-pocket expenses of CMS.

                                       l

Prior to November 1, 2003, each Fund paid a shareholders' servicing and transfer agency fee to CMS as follows:

  .   A new account set up charge of $5.00 per account; plus

  . An account maintenance fee for each open non-networked account of $14.00 per annum and for each networked account in the amount of $100,000 or less of $11.00 per annum and each networked account in the amount of over $100,000 of $8.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

  . An account fee for each closed account in the amount of $100,000 or less of $14.00 per annum and each closed account in the amount of over $100,000 of $11.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

  . The Fund's allocated share of CMS's out-of-pocket expenses reasonably incurred by CMS in performing its duties and responsibilities pursuant to this arrangement.

There was a minimum annual fee per Fund of $5,000.


                                       m

Recent Fees Paid to the Advisor, CMD, CMS and Other Service Providers (dollars in thousands)

The following tables present recent fees paid to the Advisor, CMD, CMS and other service providers by the Funds and the relevant Predecessor Funds.

ASSET ALLOCATION FUND



                                                       Years ended September 30,
                                                       ----------------------
                                                        2006      2005    2004
                                                       ------    ------  ------
 Advisory fee......................................... $2,391    $2,686  $3,448
 Administration fee...................................    246       273     308
 Pricing and bookkeeping fee..........................    188       165     149
 Shareholder service and transfer agent fee...........    573       887     N/A
    Transfer Agent fee (A Shares).....................    N/A       N/A       5
    Transfer Agent fee (B Shares).....................    N/A       N/A       9
    Transfer Agent fee (C Shares).....................    N/A       N/A       1
    Transfer Agent fee (G Shares).....................    N/A       N/A     127
    Transfer Agent fee (T Shares).....................    N/A       N/A     469
    Transfer Agent fee (Z Shares).....................    N/A       N/A     509
    Service fee (A Shares)............................     13         9       5
    Service fee (B Shares)............................     17        15      10
    Service fee (C Shares)............................      2         2       1
    Service fee (G Shares)............................     48        94     150
    Service fee (T Shares)............................    541       558     576
    Distribution fee (A Shares).......................    N/A       N/A     N/A
    Distribution fee (B Shares).......................     52        46      29
    Distribution fee (C Shares).......................      7         5       3
    Distribution fee (G Shares).......................    103       204     325
 Fees and expenses waived or reimbursed by the Advisor      0         0     (12)
 Fees waived by CMD (G Shares)........................      0       N/A       0
 Fees waived by CMS...................................    (23)      (22)    N/A




                                       n

GROWTH FUND



                                                       Years ended September 30,
                                                       ----------------------
                                                        2006      2005    2004
                                                       ------    ------  ------
 Advisory fee......................................... $6,863    $7,192  $7,132
 Administration fee...................................    665       707     657
 Pricing and bookkeeping fee..........................    156       116     112
 Shareholder service and transfer agent fee...........  1,579     2,391     N/A
    Transfer Agent fee (A Shares).....................    N/A       N/A       6
    Transfer Agent fee (B Shares).....................    N/A       N/A       5
    Transfer Agent fee (C Shares).....................    N/A       N/A       1
    Transfer Agent fee (E Shares).....................    N/A       N/A     N/A
    Transfer Agent fee (F Shares).....................    N/A       N/A     N/A
    Transfer Agent fee (G Shares).....................    N/A       N/A     120
    Transfer Agent fee (T Shares).....................    N/A       N/A     490
    Transfer Agent fee (Z Shares).....................    N/A       N/A   1,302
    Service fee (A Shares)............................     30        19       8
    Service fee (B Shares)............................     29        14       6
    Service fee (C Shares)............................      5         3       2
    Service fee (E Shares)............................      1       N/A     N/A
    Service fee (F Shares)............................     (a)      N/A     N/A
    Service fee (G Shares)............................    108       147     160
    Service fee (T Shares)............................    644       665     718
    Distribution fee (A Shares).......................    N/A       N/A     N/A
    Distribution fee (B Shares).......................     87        43      18
    Distribution fee (C Shares).......................     15         8       5
    Distribution fee (E Shares).......................     (a)      N/A     N/A
    Distribution fee (F Shares).......................      1       N/A     N/A
    Distribution fee (G Shares).......................    233       319     346
 Fees and expenses waived or reimbursed by the Advisor      0         0     (21)
 Fees waived by CMD (G Shares)........................    N/A       N/A     N/A
 Fees waived by CMS...................................    (66)      (57)    N/A

--------

(a)Rounds to less than $1.


                                       o

VALUE FUND


                                                       Years ended September 30,
                                                       ----------------------
                                                        2006      2005    2004
                                                       ------    ------  ------
 Advisory fee......................................... $2,972    $3,085  $3,109
 Administration fee...................................    285       294     278
 Pricing and bookkeeping fee..........................    115        57      57
 Shareholder service and transfer agent fee...........    391       659     N/A
    Transfer Agent fee (A Shares).....................    N/A       N/A       3
    Transfer Agent fee (B Shares).....................    N/A       N/A       2
    Transfer Agent fee (C Shares).....................    N/A       N/A      (a)
    Transfer Agent fee (G Shares).....................    N/A       N/A      21
    Transfer Agent fee (T Shares).....................    N/A       N/A     252
    Transfer Agent fee (Z Shares).....................    N/A       N/A     464
    Service fee (A Shares)............................     15         8       4
    Service fee (B Shares)............................     11         8       4
    Service fee (C Shares)............................      3         1       1
    Service fee (G Shares)............................      9        19      29
    Service fee (T Shares)............................    408       407     409
    Distribution fee (B Shares).......................     33        25      11
    Distribution fee (C Shares).......................      8         3       2
    Distribution fee (G Shares).......................     19        40      62
 Fees and expenses waived or reimbursed by the Advisor      0         0       0
 Fees waived by CMD (G Shares)........................    N/A       N/A     N/A
 Fees waived by CMS...................................    (17)      (14)    N/A

--------

(a)Rounds to less than $1.


                                       p

COMMON STOCK FUND



                                                  Years ended September 30,
                           -                      ----------------------
                                                   2006      2005    2004
                                                  ------    ------  ------
       Advisory fee.............................. $3,319    $3,267  $3,150
       Advisory fee waiver.......................   (534)     (369)    N/A
       Administration fee........................    318       313     281
       Pricing and bookkeeping fee...............    123        75      57
       Shareholder service and transfer agent fee    710     1,007     N/A
          Transfer Agent fee (A Shares)..........    N/A       N/A      20
          Transfer Agent fee (B Shares)..........    N/A       N/A       7
          Transfer Agent fee (C Shares)..........    N/A       N/A       1
          Transfer Agent fee (G Shares)..........    N/A       N/A      66
          Transfer Agent fee (T Shares)..........    N/A       N/A     424
          Transfer Agent fee (Z Shares)..........    N/A       N/A     354
          Service fee (Class A)..................     27        24      23
          Service fee (Class B)..................     16        13       8
          Service fee (Class C)..................      2         1       1
          Service fee (Class G)..................     18        40      71
          Service fee (Class T)..................    521       537     575
          Distribution fee (Class A )............    N/A       N/A     N/A
          Distribution fee (Class B).............     47        38      24
          Distribution fee (Class C).............      7         3       3
          Distribution fee (Class G).............     39        86     156
       Fees waived by CMS........................    (26)      (40)    N/A
          (Class A)..............................    N/A       N/A      (a)
          (Class B)..............................    N/A       N/A      (a)
          (Class C)..............................    N/A       N/A      (a)
          (Class T)..............................    N/A       N/A      (6)
          (Class G)..............................    N/A       N/A      (5)
          (Class Z)..............................    N/A       N/A      (6)

--------

(a)Rounds to less than $1.


                                       q

SMALL CAP CORE FUND


                                                      Years ended September 30,
                                                      -------------------------
                                                        2006     2005     2004
                                                      -------  -------  -------
Advisory fee......................................... $10,028  $11,014  $10,191
Administration fee...................................     956    1,063      970
Pricing and bookkeeping fee..........................     159      135      139
Shareholder service and transfer agent fee...........   1,130    1,281      N/A
   Transfer Agent fee (A shares).....................     N/A      N/A      163
   Transfer Agent fee (B shares).....................     N/A      N/A       32
   Transfer Agent fee (C shares).....................     N/A      N/A       50
   Transfer Agent fee (G shares).....................     N/A      N/A       12
   Transfer Agent fee (T shares).....................     N/A      N/A      148
   Transfer Agent fee (Z shares).....................     N/A      N/A      937
   Service fee (A shares)............................     508      539      427
   Service fee (B shares)............................     104      105       82
   Service fee (C shares)............................     128      159      130
   Service fee (G shares)............................      23       32       34
   Service fee (T shares)............................     436      452      453
   Distribution fee (A shares).......................     N/A      N/A      N/A
   Distribution fee (B shares).......................     312      316      247
   Distribution fee (C shares).......................     383      478      390
   Distribution fee (G shares).......................      49       69       73
Fees and expenses waived or reimbursed by the Advisor       0        0      (29)
Fees waived by CMS...................................      (1)     (10)       0




                                       r

DIVIDEND FUND


                                                  Years ended September 30,
                                                  ----------------------
                                                   2006      2005    2004
                                                  ------    ------  ------
       Advisory fee.............................. $3,851    $2,620  $1,489
       Advisory fee waiver.......................   (632)     (640)    (59)
       Pricing and bookkeeping fee...............    133        60      48
       Administration fee........................    371       250     133
       Shareholder service and transfer agent fee    286       444     N/A
          Transfer Agent fee (A Shares)..........    N/A       N/A       8
          Transfer Agent fee (B Shares)..........    N/A       N/A      10
          Transfer Agent fee (C Shares)..........    N/A       N/A       2
          Transfer Agent fee (G Shares)..........    N/A       N/A      21
          Transfer Agent fee (T Shares)..........    N/A       N/A     237
          Transfer Agent fee (Z Shares)..........    N/A       N/A     152
          Service Fee (Class A Shares)...........     86        45      10
          Service fee (Class B Shares)...........     45        34      12
          Service fee (Class C Shares)...........     11         8       3
          Service fee (Class T Shares)...........    291       305     306
          Service fee (Class G Shares)...........      7        15      24
          Distribution fee (Class A Shares)......    N/A       N/A     N/A
          Distribution fee (Class B Shares)......    135       102      36
          Distribution fee (Class C Shares)......     32        23       8
          Distribution fee (Class G Shares)......     13        33      52
       Fees waived by CMD (Class G Shares).......    N/A       N/A      (a)
       Fees waived by CMS........................    (13)      (36)    N/A
          (Class A)..............................    N/A       N/A      (a)
          (Class B)..............................    N/A       N/A      (a)
          (Class C)..............................    N/A       N/A      (a)
          (Class T)..............................    N/A       N/A     (12)
          (Class G)..............................    N/A       N/A      (a)
          (Class Z)..............................    N/A       N/A     (11)

--------

(a)Rounds to less than $1.


Brokerage Commissions (dollars in thousands)


For the fiscal years ended September 30, 2006, 2005 and 2004, the Funds paid brokerage commissions as shown in the tables below. During the fiscal year ended September 30, 2004, certain Funds effected a portion of their portfolio transactions through Fleet Securities, Inc. and Banc of America Securities.

The tables below discloses (1) the aggregate amount of commissions paid to Fleet Securities, Inc., and Banc of America Securities by the Funds during the fiscal years ended September 30, 2006, 2005 and 2004, (2) the percentage of each Fund's aggregate brokerage commissions for the fiscal years ended September 30, 2006, 2005 and 2004 that was paid to Fleet Securities, Inc. and Banc of America Securities and (3) the percentage of each Fund's aggregate dollar amount of transactions that involved payment of commissions that was effected through Fleet Securities, Inc. and Banc of America Securities during the fiscal years ended September 30, 2006, 2005 and 2004.


                                       s

In addition, the tables below disclose the soft dollar commissions paid by the Funds during the fiscal years ended September 30, 2006, 2005 and 2004.


ASSET ALLOCATION FUND


                                                                         Years ended September 30,
                                                                         -----------------------
                                                                          2006     2005     2004
                                                                         ------   ------  -------
Total commissions....................................................... $  210   $  108  $   547
Directed transactions(a)................................................  8,548    3,585   43,312
Commissions on directed transactions....................................     13        4       67
Aggregate commissions to Banc of America Securities.....................      0        0        1
% of aggregate commissions to Banc of America Securities................   0.00%    0.00%    0.22%
% of aggregate commissions transactions effected through Banc of America
  Securities............................................................   0.00%    0.00%    0.24%

--------

(a)See "Management of the Funds--Portfolio Transactions--Brokerage and Research Services" in Part 2 of this SAI.


GROWTH FUND


                                                                           Year ended September 30,
                                                                         ----------------------------
                                                                           2006      2005      2004
                                                                         --------  --------  --------
Total commissions....................................................... $  4,581  $  3,354  $  3,739
Directed transactions(a)................................................  817,773   921,909   112,253
Commissions on directed transactions....................................      840     1,073       615
Aggregate commissions to Banc of America Securities.....................        0         0         5
% of aggregate commissions to Banc of America Securities................      0.0%     0.00%     0.14%
% of aggregate commissions transactions effected through Banc of America
  Securities............................................................      0.0%     0.00%     0.25%

--------

(a)See "Management of the Funds--Portfolio Transactions--Brokerage and Research Services" in Part 2 of this SAI.


VALUE FUND


                                                                               Year ended September 30,
                                                                               ---------------------
                                                                                2006     2005    2004
                                                                               -----    -----  -------
Total commissions............................................................. $ 241    $  72  $   516
Directed transactions(a)......................................................     0        0   10,656
Commissions on directed transactions..........................................     0        0       16
Aggregate commissions to Fleet Securities, Inc................................    (b)      (b)       9
% of aggregate commissions to Fleet Securities, Inc...........................    (b)      (b)    1.83%
% of aggregate commission transactions effected through Fleet Securities, Inc.    (b)      (b)    0.61%
Aggregate commissions to Banc of America Securities...........................     0        0        0
% of aggregate commissions to Banc of America Securities......................  0.00%    0.00%    0.00%
% of aggregate commissions transactions effected through Banc of America
  Securities..................................................................  0.00%    0.00%    0.00%

--------

(a)See "Management of the Funds--Portfolio Transactions--Brokerage and Research Services" in Part 2 of this SAI.
(b)SEC rules do not require the reporting of commission information as the entities named were not affiliates of the Funds during that time.


                                       t

COMMON STOCK FUND


                                                                            Year ended September 30,
                                                                           -------------------------
                                                                             2006     2005     2004
                                                                           -------  -------  -------
Total commissions......................................................... $   817  $   760  $ 1,057
Directed transactions(a)..................................................  53,180   70,758   90,719
Commissions on directed transactions......................................      85      140      127
Aggregate commissions to Fleet Securities, Inc............................      (b)      (b)       0
% of aggregate commissions to Fleet Securities, Inc.......................      (b)      (b)    0.00%
% of aggregate commissions transactions effected through Fleet Securities,
  Inc.....................................................................      (b)      (b)    0.00%
Aggregate commissions to Banc of America Securities.......................       0        0        0
% of aggregate commissions to Banc of America Securities..................    0.00%    0.00%    0.00%
% of aggregate commissions transactions effected through Banc of America
  Securities..............................................................    0.00%    0.00%    0.00%

--------

(a)See "Management of the Funds--Portfolio Transactions--Brokerage and Research Services" in Part 2 of this SAI.
(b)SEC rules do not require the reporting of commission information as the entities named were not affiliates of the Funds during that time.


SMALL CAP CORE FUND


                                                                         Year ended September 30,
                                                                         -----------------------
                                                                           2006    2005    2004
                                                                         -------  -----  -------
Total commissions....................................................... $   905  $ 632  $ 2,515
Directed transactions(a)................................................  10,786      0   24,858
Commissions on directed transactions....................................      10      0       46
Aggregate commissions to Banc of America Securities.....................       0      0        0
% of aggregate commissions to Banc of America Securities................    0.00%  0.00%    0.00%
% of aggregate commissions transactions effected through Banc of America
  Securities............................................................    0.00%  0.00%    0.00%

--------

(a)See "Management of the Funds--Portfolio Transactions--Brokerage and Research Services" in Part 2 of this SAI.


                                       u

DIVIDEND FUND


                                                                         Year ended September 30,
                                                                         ------------------------
                                                                          2006     2005     2004
                                                                         ------  -------  -------
Total commissions....................................................... $  311  $   212  $   158
Directed transactions(a)................................................  8,234   12,372   18,746
Commissions on directed transactions....................................      7       27       24
Aggregate commissions to Fleet Securities, Inc..........................     (b)      (b)       0
% of aggregate commissions to Fleet Securities, Inc.....................     (b)      (b)    0.00%
Aggregate commissions to Banc of America Securities.....................      0        0        0
% of aggregate commissions to Banc of America Securities................   0.00%    0.00%    0.00%
% of aggregate commissions transactions effected through Banc of America
  Securities............................................................   0.00%    0.00%    0.00%

--------

(a)See "Management of the Funds--Portfolio Transactions--Brokerage and Research Services" in Part 2 of this SAI.
(b)SEC rules do not require the reporting of commission information as the entities named were not affiliates of the Funds during that time.

The Trust is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during their most recent fiscal year. At September 30, 2006, the Small Cap Core Fund did not hold securities of any of its regular brokers or dealers. At September 30, 2006, the Asset Allocation Fund, Growth Fund, Value Fund, Common Stock Fund and Dividend Fund held securities of their regular brokers or dealers as set forth below:


ASSET ALLOCATION FUND


                       Broker/Dealer            Value
                       -------------          ----------
                       CITIGROUP INC......... $4,299,256
                       MERRILL LYNCH & CO INC $3,474,230
                       JP MORGAN CHASE....... $3,327,138
                       DEUTSCHE BANK AG...... $1,041,299
                       GOLDMAN SACHS GROUP... $  945,651
                       E TRADE FINL CORP..... $  128,313


GROWTH FUND


                      Broker/Dealer              Value
                      -------------           -----------
                      MERRILL LYNCH & CO INC. $25,058,090
                      GOLDMAN SACHS GROUP INC $11,108,886



VALUE FUND



                     Broker/Dealer                Value
                     -------------             -----------
                     LEHMAN BROTHERS HLDG INC. $10,835,262
                     MORGAN STANLEY........... $ 5,388,049
                     MERRILL LYNCH & CO INC... $ 5,217,274


COMMON STOCK FUND


                           Broker/Dealer     Value
                           -------------  -----------
                           CITIGROUP INC. $11,930,188


DIVIDEND FUND


                      Broker/Dealer              Value
                      -------------           -----------
                      CITIGROUP INC.......... $21,854,800
                      MERRILL LYNCH & CO INC. $ 3,345,405

Trustees and Trustees' Fees

The "Columbia Fund Complex" includes all of the registered investment companies to which the Advisor and its affiliates provide investment advisory services.


The Advisor or its affiliates pay the compensation of all the officers of the funds in the Columbia Fund Complex (as such term is defined under applicable regulations promulgated under the 1940 Act) advised by the Advisor. For the fiscal year ended September 30, 2006, and the calendar year ended December 31, 2006, the Trustees received the following compensation for serving as Trustees:



                                       Aggregate
                                     Compensation                                  Aggregate
                                       from the      Aggregate      Aggregate    Compensation
                         Pension or      Asset      Compensation   Compensation    from the
                         Retirement   Allocation      from the       from the    Common Stock
                          Benefits   Fund for the   Growth Fund     Value Fund   Fund for the
                         Accrued as   Fiscal Year  for the Fiscal for the Fiscal  Fiscal Year
                           part of       Ended       Year Ended     Year Ended       Ended
                            Fund     September 30, September 30,  September 30,  September 30,
       Trustee(a)        Expenses(b)     2006           2006           2006          2006
       ----------        ----------- ------------- -------------- -------------- -------------
Douglas A. Hacker.......     N/A        $3,047         $  924         $2,452        $2,794
Janet Langford Kelly....     N/A         3,349            902          2,390         2,724
Richard W. Lowry........     N/A         2,840            764          2,026         2,310
William E. Mayer........     N/A         3,224            866          2,299         2,622
Charles R. Nelson.......     N/A         3,154            849          2,252         2,565
John J. Neuhauser.......     N/A         2,948            794          2,105         2,397
Patrick J. Simpson (c)..     N/A         3,212            865          2,294         2,611
Thomas E. Stitzel (d)...     N/A         3,318            892          2,367         2,698
Thomas C. Theobald (e)..     N/A         4,921          1,320          3,506         4,005
Anne-Lee Verville (f)...     N/A         3,318          1,029          2,367         2,698
Richard L. Woolworth (g)     N/A         2,660            711          1,893         2,165


                                       w

                              Aggregate      Aggregate
                             Compensation  Compensation  Total Compensation
                               from the      from the     from the Columbia
                              Small Cap      Dividend     Fund Complex Paid
                              Core Fund    Fund for the  to the Trustees for
                            for the Fiscal  Fiscal Year   the Calendar Year
                              Year Ended       Ended            Ended
                            September 30,  September 30,    December 31,
          Trustee(a)             2006          2006             2006
          ----------        -------------- ------------- -------------------
   Douglas A. Hacker.......     $6,672        $2,808          $199,000
   Janet Langford Kelly....      6,506         2,667           194,500
   Richard W. Lowry........      5,515         2,257           223,500(h)
   William E. Mayer........      6,263         2,557           193,500(h)
   Charles R. Nelson.......      6,127         2,512           183,000
   John J. Neuhauser.......      5,726         2,349           223,000(h)
   Patrick J. Simpson (c)..      6,238         2,564           186,000
   Thomas E. Stitzel (d)...      6,443         2,637           191,500
   Thomas C. Theobald (e)..      9,546         3,884           274,500
   Anne-Lee Verville (f)...      6,443         2,637           191,500
   Richard L. Woolworth (g)      5,166         2,086           103,250

--------

(a)As of December 31, 2006, the Columbia Fund Complex consisted of 148 open-end and 7 closed-end management investment company portfolios. As of December 31, 2006, the Trustees served as trustees of 68 of such open-end and all of such closed-end management company portfolios.

(b)The Fund does not currently provide pension or retirement plan benefits to the Trustees.

(c)During the fiscal year ended September 30, 2006, Mr. Simpson deferred $3,212, $865, $2,294, $2,611, $6,238, $2,564 from the Asset Allocation,
   Growth, Value, Common Stock, Small Cap Core and Dividend Funds, respectively, and in the calendar year ended December 31, 2006 $186,000 of his total compensation from the Columbia Fund Complex, pursuant to the deferred compensation plan. At December 31, 2006, the value of Mr. Simpson's account under that plan was $511,995.
(d)During the fiscal year ended September 30, 2006, Mr. Stitzel deferred $1,500, $412, $1,079, $1,218, $2,923, $1,244 from the Asset Allocation,
   Growth, Value, Common Stock, Small Cap Core and Dividend Funds, respectively, and in the calendar year ended December 31, 2006 $116,500 of his total compensation from the Columbia Fund Complex, pursuant to the deferred compensation plan. At December 31, 2006, the value of Mr. Stitzel's account under that plan was $128,397.
(e)During the fiscal year ended September 30, 2006, Mr. Theobald deferred $3,370, $903, $2,399, $2,744, $6,532, $2,648 from the Asset Allocation,
   Growth, Value, Common Stock, Small Cap Core and Dividend Funds, respectively, and in the calendar year ended December 31, 2006 $185,000 of his total compensation from the Columbia Fund Complex, pursuant to the deferred compensation plan. At December 31, 2006, the value of Mr. Theobald's account under that plan was $584,565.
(f)At December 31, 2006, the value of Ms. Verville's account under the deferred compensation plan was $792,952.
(g)Mr. Woolworth served as a Trustee until August 4, 2006.
(h)Total Compensation figures for Messrs. Lowry, Neuhauser and Mayer include trustee fees paid to them by Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. prior to December 15, 2006, at which time these funds ceased to be part of the Columbia Fund Complex.


Role of the Board of Trustees


The Trustees of the Funds are responsible for the overall management and supervision of the Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with service providers for the Funds and review the Funds' performance. The Trustees have created several committees to perform specific functions for the Funds.


Audit Committee


Ms. Verville and Messrs. Hacker and Stitzel are members of the Audit Committee of the Board of Trustees of the Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Funds and certain service providers. For the fiscal year ended September 30, 2006, the Audit Committee convened ten times.


Governance Committee


Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board of Trustees of the Funds. The Governance Committee's functions include recommending to the Trustees nominees for independent Trustee positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisor. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Governance Committee, in care of the Funds. For the fiscal year ended September 30, 2006, the Governance Committee convened four times.


Advisory Fees & Expenses Committee


Ms. Kelly and Messrs. Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Funds. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Advisory Fees & Expenses Committee by the Board. For the fiscal year ended September 30, 2006, the Advisory Fees & Expenses Committee convened six times.


Compliance Committee


Mses. Kelly and Verville, and Messrs. Nelson, Simpson and Stitzel are members of the Compliance Committee of the Board of Trustees of the Funds. The Compliance Committee's functions include providing oversight of the monitoring processes and controls regarding the Trust. The Compliance Committee uses legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Trust's investment adviser, principal underwriter and transfer agent. For the fiscal year ended September 30, 2006, the Compliance Committee convened eight times.


Investment Oversight Committees

Each Trustee of the Funds also serves on an Investment Oversight Committee ("IOC"). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Columbia Fund Complex and gives particular consideration to such matters as the Funds' adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year. The following are members of the respective IOCs and the general categories of funds in the Columbia Fund Complex which they review:

IOC #1: Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Small Growth, Outside Managed (i.e., sub-advised) and Municipal.


IOC #2: Mr. Hacker and Ms. Verville are responsible for reviewing funds in the following asset categories: Large Blend, Small Blend, Foreign Stock, Fixed Income - Multi Sector and Fixed Income - Core.


IOC #3: Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Large Value, Mid Cap Value, Small Value, Asset Allocation, High Yield and Money Market.


IOC #4: Messrs. Nelson and Simpson are responsible for reviewing funds in the following asset categories: Large/Multi-Cap Blend, Mid Cap Growth, Small Growth, Asset Allocation, Specialty Equity and Taxable Fixed Income.


                                       y

Share Ownership


   The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2006 (i) in each Fund and (ii) in the funds in the Columbia Fund Complex.



                          Dollar Range of     Dollar Range of   Dollar Range of   Dollar Range of
                         Equity Securities   Equity Securities Equity Securities Equity Securities
                           Owned in the        Owned in the      Owned in the      Owned in the
Name of Trustee        Asset Allocation Fund    Growth Fund       Value Fund     Common Stock Fund
---------------        --------------------- ----------------- ----------------- -----------------
Disinterested Trustees
Douglas A. Hacker.....               None                None              None        None
Janet Langford Kelly..               None                None              None        None
Richard W. Lowry......               None                None              None        None
Charles R. Nelson.....   $50,001-$100,000    $50,001-$100,000              None        None
John J. Neuhauser.....               None                None              None        None
Patrick J. Simpson....               None    $50,001-$100,000              None        None
Thomas E. Stitzel.....               None                None              None        None
Thomas C. Theobald....               None     $10,001-$50,000   $10,001-$50,000        None
Anne-Lee Verville.....               None                None              None        None

Interested Trustee
William E. Mayer......               None                None              None        None



                                   Dollar Range of    Dollar Range of
                                  Equity Securities  Equity Securities
                                    Owned in the       Owned in the
          Name of Trustee        Small Cap Core Fund   Dividend Fund
          ---------------        ------------------- -----------------
          Disinterested Trustees
          Douglas A. Hacker.....        None           Over $100,000
          Janet Langford Kelly..        None                    None
          Richard W. Lowry......        None                    None
          Charles R. Nelson.....        None                    None
          John J. Neuhauser.....        None                    None
          Patrick J. Simpson....        None                    None
          Thomas E. Stitzel.....        None                    None
          Thomas C. Theobald....        None                    None
          Anne-Lee Verville.....        None                    None
          Interested Trustee
          William E. Mayer......        None                    None


                                       z

                                        Aggregate Dollar Range
                                         of Equity Securities
                                          Owned in All Funds
                                        Overseen by Trustee in
                 Name of Trustee        Columbia Fund Complex
                 ---------------        ----------------------
                 Disinterested Trustees
                 Douglas A. Hacker.....     Over $100,000
                 Janet Langford Kelly..     Over $100,000
                 Richard W. Lowry......     Over $100,000
                 Charles R. Nelson.....     Over $100,000
                 John J. Neuhauser.....     Over $100,000
                 Patrick J. Simpson....     Over $100,000
                 Thomas E. Stitzel.....     Over $100,000
                 Thomas C. Theobald....     Over $100,000
                 Anne-Lee Verville.....    Over $100,000/(1)/

                 Interested Trustee
                 William E. Mayer......    $10,001-$50,000

--------
(1)Includes the value of compensation payable under the deferred compensation plan for independent Trustees of the Columbia Fund Complex that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Columbia Fund Complex as specified by Ms. Verville.

                                      aa

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers


The following tables show the number and assets of other investment accounts (or portions of investment accounts) that the Funds' portfolio managers managed as of the Funds' fiscal year end.


Columbia Asset Allocation Fund


                           Other SEC-registered
                               open-end and           Other pooled investment
                             closed-end funds                 vehicles                  Other accounts
                       -----------------------      -----------------------      -----------------------
                       Number of                    Number of                    Number of
Portfolio Managers     accounts        Assets       accounts        Assets       accounts        Assets
------------------     --------- -------------      --------- -------------      --------- -------------
Timothy Anderson......     3     $ 1.5 billion          1     $ 476 million            6   $ 177 million
Leonard A. Aplet......    12     $3.64 billion          8     $1.62 billion          130   $ 7.5 billion
Stephen D. Barbaro....     4     $ 1.3 billion          1     $  21 million            9   $  29 million
Paul J. Berlinguet....     5     $ 2.2 billion          1     $ 410 million           14   $ 237 million
Daniel H. Cole........     3     $ 680 million          3     $ 126 million            6   $  30 million
Wayne M. Collette.....     9     $ 2.1 billion          1     $   5 million           23   $ 413 million/(1)/
Fred Copper...........     5     $ 1.8 billion          1     $ 476 million            7   $ 177 million
Kevin Cronk...........    12     $ 8.1 billion         10     $ 1.1 billion/(2)/       5   $ 424 million
Paul J. DiGiacomo.....     3     $ 1.5 billion          1     $ 476 million           13   $ 177 million
Daniele M. Donahoe....     3     $ 680 million          3     $ 126 million            8   $  28 million
Lori J. Ensinger......    12     $ 7.5 billion          2     $ 543 million        4,388   $ 3.8 billion
Edward P. Hickey......     5     $ 2.2 billion          1     $ 400 million           22   $ 250 million
David I. Hoffman......    12     $ 7.5 billion          2     $ 543 million        4,393   $ 3.8 billion
Jasmine (Weili) Huang.     4     $ 1.7 billion          1     $ 476 million            4   $     100,000
Jeremy Javidi.........     4     $ 1.3 billion          1     $  21 million            8   $  26 million
Vikram J. Kuriyan, PhD    26     $  10 billion         38     $4.31 billion          121   $9.44 billion/(3)/
Thomas LaPointe.......    12     $ 8.1 billion         10     $ 1.1 billion/(2)/       5   $ 424 million
Jon Michael Morgan....     3     $ 680 million          3     $ 126 million            7   $  28 million
George J. Myers.......     6     $ 1.7 billion          1     $   5 million           18   $ 347 million
Daisuke Nomoto........     3     $ 1.5 billion          1     $ 476 million            1   $      25,000
Noah J. Petrucci......    12     $ 7.5 billion          2     $ 543 million        4,391   $ 3.8 billion
Christian Pineno......     4     $ 686 million          3     $ 126 million            7   $  37 million
Clifford D. Siverd....     3     $ 680 million          3     $ 126 million            9   $  29 million
Diane L. Sobin........    12     $ 7.5 billion          2     $ 543 million        4,398   $ 3.8 billion
Roger R. Sullivan.....     5     $ 2.2 billion          1     $ 400 million           19   $ 250 million
Mary-Ann Ward.........     5     $ 2.2 billion          1     $ 400 million           69   $  99 million
John T. Wilson........     5     $ 2.2 billion          1     $ 400 million           22   $ 250 million
Karen Wurdack, PhD....     2     $ 854 million/(4)/     0     $           0            7   $     376,000

--------

(1)Includes one account with assets of $66 million where there is an advisory fee based on performance.
(2)Includes four accounts totaling $809 million in assets where there is an advisory fee based on performance.
(3)Includes two accounts with assets of $31 million where there is an advisory fee based on performance.
(4)Includes two accounts with assets of $854 million where there is an advisory fee based on performance.


                                      bb

Columbia Large Cap Growth Fund




                    Other SEC-registered
                        open-end and           Other pooled
                      closed-end funds     investment vehicles       Other accounts
                   ---------------------- ---------------------- ----------------------
                   Number of              Number of              Number of
Portfolio Managers accounts     Assets    accounts     Assets    accounts     Assets
------------------ --------- ------------ --------- ------------ --------- ------------
Paul J. Berlinguet     5     $450 million     1     $410 million    14     $237 million
Edward P. Hickey..     5     $450 million     1     $400 million    25     $490 million
Roger R. Sullivan.     5     $450 million     1     $400 million    19     $250 million
Mary-Ann Ward.....     5     $450 million     1     $400 million    69     $ 99 million
John T. Wilson....     5     $450 million     1     $400 million    22     $250 million


Columbia Disciplined Value Fund




                       Other SEC-registered
                           open-end and      Other pooled investment
                         closed-end funds           vehicles              Other accounts
                       --------------------- ----------------------- -------------------------
                       Number of             Number of               Number of
Portfolio Manager      accounts    Assets    accounts     Assets     accounts       Assets
-----------------      --------- ----------- --------- ------------- ---------   -------------
Vikram J. Kuriyan, PhD    26     $10 billion    38     $4.31 billion    121/(3)/ $9.44 billion


Columbia Common Stock Fund




                   Other SEC-registered
                       open-end and          Other pooled
                     closed-end funds     investment vehicles      Other accounts
                  ---------------------- --------------------- ----------------------
                  Number of              Number of             Number of
Portfolio Manager accounts     Assets    accounts    Assets    accounts     Assets
----------------- --------- ------------ --------- ----------- --------- ------------
   Guy W. Pope...     1     $154 million     1     $67 million    14     $118 million


Columbia Small Cap Core Fund




                      Other SEC-registered
                          open-end and      Other pooled investment
                        closed-end funds           vehicles             Other accounts
                     ---------------------- ----------------------  ----------------------
                     Number of              Number of               Number of
Portfolio Managers   accounts     Assets    accounts      Assets    accounts     Assets
------------------   --------- ------------ ---------  ------------ --------- ------------
Richard G. D'Auteuil     0     $          0     1      $273 million    23     $1.1 billion
Peter C. Larson.....     0     $          0     1      $273 million    24     $1.1 billion
Allyn Seymour.......     0     $          0     1      $273 million     5     $ 10 million
Alfred F. Alley.....     1     $100 million     1      $ 30 million     2     $  1 million




                                      cc

Columbia Dividend Income Fund




                     Other SEC-registered
                         open-end and        Other pooled
                       closed-end funds    investment vehicles     Other accounts
                    ---------------------- ------------------- ----------------------
                    Number of              Number of           Number of
Portfolio Managers  accounts     Assets    accounts    Assets  accounts     Assets
------------------  --------- ------------ ---------   ------  --------- ------------
Richard E. Dahlberg     2     $1.8 billion     0         $0       107    $1.2 billion
Scott Davis........     0     $          0     0         $0        73    $631 million


See "Management--Portfolio Transactions--Potential conflicts of interest in managing multiple accounts" in Part 2 of this SAI for information on how the Advisor addresses potential conflicts of interest resulting from an individual's management of more than one account.

Ownership of Securities


The tables below show the dollar ranges of shares of the Funds beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio managers listed above at the end of the Funds' most recent fiscal year:


Columbia Asset Allocation Fund




                                           Dollar Range of
                                         Equity Securities in
                                               the Fund
                  Portfolio Managers      Beneficially Owned
                  ------------------     --------------------
                  Timothy Anderson......               None
                  Leonard A. Aplet......               None
                  Stephen D. Barbaro....               None
                  Paul J. Berlinguet....               None
                  Daniel H. Cole........               None
                  Wayne M. Collette.....   $50,001-$100,000
                  Fred Copper...........               None
                  Kevin Cronk...........               None
                  Paul J. DiGiacomo.....               None
                  Daniele M. Donahoe....               None
                  Lori J. Ensinger......               None
                  Edward P. Hickey......               None
                  David I. Hoffman......               None
                  Jasmine (Weili) Huang.               None
                  Jeremy Javidi.........               None
                  Vikram J. Kuriyan, PhD               None
                  Thomas LaPointe.......               None
                  Jon Michael Morgan....               None
                  George J. Myers.......   $ 10,001-$50,000
                  Daisuke Nomoto........               None
                  Noah J. Petrucci......               None
                  Christian Pineno......               None
                  Clifford D. Siverd....               None
                  Diane L. Sobin........               None
                  Roger R. Sullivan.....               None
                  Mary-Ann Ward.........               None
                  John T. Wilson........               None
                  Karen Wurdack, PhD....               None




                                      dd

Columbia Large Cap Growth Fund


                                         Dollar Range of
                                        Equity Securities
                                           in the Fund
                     Portfolio Managers Beneficially Owned
                     ------------------ ------------------
                     Paul J. Berlinguet $50,001-$100,000
                     Edward P. Hickey.. $100,001-$500,000
                     Roger R. Sullivan.       None
                     Mary-Ann Ward.....       None
                     John T. Wilson.... $100,001-$500,000


Columbia Disciplined Value Fund


                                           Dollar Range of
                                          Equity Securities
                                             in the Fund
                   Portfolio Manager      Beneficially Owned
                   -----------------      ------------------
                   Vikram J. Kuriyan, PhD        None


Columbia Common Stock Fund


                                         Dollar Range of
                                        Equity Securities
                                           in the Fund
                      Portfolio Manager Beneficially Owned
                      ----------------- ------------------
                         Guy W. Pope... $100,001-$500,000


Columbia Small Cap Core Fund


                                         Dollar Range of
                                        Equity Securities
                                           in the Fund
                     Portfolio Managers Beneficially Owned
                     ------------------ ------------------
                     Richard D'Auteuil.        None
                     Peter Larson......        None
                     Allyn Seymour.....        None
                     Alfred F. Alley...        None




Columbia Dividend Income Fund


                                       Dollar Range of Equity
                                       Securities in the Fund
                   Portfolio Managers    Beneficially Owned
                   ------------------  ----------------------
                   Richard E. Dahlberg   $100,001 -$500,000
                   Scott Davis........          None


                                      ee

Compensation


As of each Fund's most recent fiscal year end, the portfolio managers received all of their compensation from the Advisor and its parent company, Columbia Management Group, in the form of salary, bonus, stock options and restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of certain Columbia Funds. A portfolio manager's bonus is variable and is generally based on (1) an evaluation of the manager's investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Advisor generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager's oversight relative to the benchmarks and peer groups noted below, emphasizing each manager's three- and five-year performance. The Advisor may also consider a portfolio manager's performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group's overall investment performance.


Columbia Asset Allocation Fund


Portfolio Managers           Performance Benchmark                       Peer Group
------------------     ---------------------------------- ----------------------------------------
Timothy Anderson...... 60-40 SP 500/Lehman Aggregate Bond Morningstar Moderate Allocation Category
Leonard A. Aplet...... 60-40 SP 500/Lehman Aggregate Bond Morningstar Moderate Allocation Category
Stephen D. Barbaro.... 60-40 SP 500/Lehman Aggregate Bond Morningstar Moderate Allocation Category
Paul J. Berlinguet.... 60-40 SP 500/Lehman Aggregate Bond Morningstar Moderate Allocation Category
Daniel H. Cole........ 60-40 SP 500/Lehman Aggregate Bond Morningstar Moderate Allocation Category
Wayne M. Collette..... 60-40 SP 500/Lehman Aggregate Bond Morningstar Moderate Allocation Category
Fred Copper........... 60-40 SP 500/Lehman Aggregate Bond Morningstar Moderate Allocation Category
Kevin Cronk........... 60-40 SP 500/Lehman Aggregate Bond Morningstar Moderate Allocation Category
Paul J.DiGiacomo...... 60-40 SP 500/Lehman Aggregate Bond Morningstar Moderate Allocation Category
Daniele M. Donahoe.... 60-40 SP 500/Lehman Aggregate Bond Morningstar Moderate Allocation Category
Lori J. Ensinger...... 60-40 SP 500/Lehman Aggregate Bond Morningstar Moderate Allocation Category
Edward P. Hickey...... 60-40 SP 500/Lehman Aggregate Bond Morningstar Moderate Allocation Category
David I. Hoffman...... 60-40 SP 500/Lehman Aggregate Bond Morningstar Moderate Allocation Category
Jasmine (Weili) Huang. 60-40 SP 500/Lehman Aggregate Bond Morningstar Moderate Allocation Category
Jeremy Javidi......... 60-40 SP 500/Lehman Aggregate Bond Morningstar Moderate Allocation Category
Vikram J. Kuriyan, PhD 60-40 SP 500/Lehman Aggregate Bond Morningstar Moderate Allocation Category
Thomas LaPointe....... 60-40 SP 500/Lehman Aggregate Bond Morningstar Moderate Allocation Category
Jon Michael Morgan.... 60-40 SP 500/Lehman Aggregate Bond Morningstar Moderate Allocation Category
George J.Myers........ 60-40 SP 500/Lehman Aggregate Bond Morningstar Moderate Allocation Category
Daisuke Nomoto........ 60-40 SP 500/Lehman Aggregate Bond Morningstar Moderate Allocation Category
Noah J. Petrucci...... 60-40 SP 500/Lehman Aggregate Bond Morningstar Moderate Allocation Category
Christian Pineno...... 60-40 SP 500/Lehman Aggregate Bond Morningstar Moderate Allocation Category
Clifford D. Siverd.... 60-40 SP 500/Lehman Aggregate Bond Morningstar Moderate Allocation Category
Diane L. Sobin........ 60-40 SP 500/Lehman Aggregate Bond Morningstar Moderate Allocation Category
Roger R. Sullivan..... 60-40 SP 500/Lehman Aggregate Bond Morningstar Moderate Allocation Category
Mary-Ann Ward......... 60-40 SP 500/Lehman Aggregate Bond Morningstar Moderate Allocation Category
John T. Wilson........ 60-40 SP 500/Lehman Aggregate Bond Morningstar Moderate Allocation Category
Karen Wurdack, PhD.... 60-40 SP 500/Lehman Aggregate Bond Morningstar Moderate Allocation Category


                                      ff

Columbia Large Cap Growth Fund




Portfolio Managers                             Performance Benchmark                       Peer Group
------------------                     -------------------------------------  -------------------------------------

Paul J. Berlinguet....................
                                              Russell 1000 Growth TR
                                                                                Morningstar Large Growth Category

Edward P. Hickey......................
                                              Russell 1000 Growth TR
                                                                                Morningstar Large Growth Category

Roger R. Sullivan.....................
                                              Russell 1000 Growth TR
                                                                                Morningstar Large Growth Category

Mary-Ann Ward.........................
                                              Russell 1000 Growth TR
                                                                                Morningstar Large Growth Category

John T. Wilson........................
                                              Russell 1000 Growth TR
                                                                                Morningstar Large Growth Category


Columbia Disciplined Value Fund




Portfolio Manager                              Performance Benchmark                       Peer Group
-----------------                      -------------------------------------  -------------------------------------

Vikram J. Kuriyan, PhD................         Russell 1000 Value TR             Lipper Multi-Cap Value Category


Columbia Common Stock Fund


Portfolio Manager                              Performance Benchmark                       Peer Group
-----------------                      -------------------------------------  -------------------------------------

Guy W. Pope...........................            Russell 1000 TR               Morningstar Large Blend Category


Columbia Small Cap Core Fund




Portfolio Managers                             Performance Benchmark                       Peer Group
------------------                     -------------------------------------  -------------------------------------

Richard D'Auteuil.....................            Russell 2000 TR               Morningstar Small Blend Category

Peter Larson..........................            Russell 2000 TR               Morningstar Small Blend Category

Allyn Seymour.........................            Russell 2000 TR               Morningstar Small Blend Category

Alfred F. Alley.......................            Russell 2000 TR               Morningstar Small Blend Category




Columbia Dividend Income Fund




Portfolio Managers                             Performance Benchmark                       Peer Group
------------------                     -------------------------------------  -------------------------------------

Richard E. Dahlberg...................
                                               Russell 1000 Value TR
                                                                                  Lipper Equity Income Category

Scott Davis...........................
                                               Russell 1000 Value TR
                                                                                  Lipper Equity Income Category


The size of the overall bonus pool each year is determined by Columbia Management Group and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and the Advisor's profitability for the year, which is influenced by assets under management.

Ownership of the Funds


As of record on December 31, 2006, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of each class of each Fund.

As of record on December 31, 2006, the following shareholders of record owned 5% or more of the shares of the classes of the Funds noted below:


COLUMBIA ASSET ALLOCATION FUND


                                                  Percent of
                 Shareholder (name and address) Class Total (%)
                 ------------------------------ ---------------
                      Class Z Shares
                      BANK OF AMERICA NA.......      12.36
                      411 N AKARD STREET
                      DALLAS TX 75201-3307


                                      gg

COLUMBIA LARGE CAP GROWTH FUND


                                                     Percent of
             Shareholder (name and address)        Class Total (%)
             ------------------------------        ---------------
             Class Z Shares
             BANK OF AMERICA NA...................      34.58
             411 N AKARD STREET
             DALLAS TX 75201-3307

             Class C Shares
             MERRILL LYNCH PIERCE FENNER & SMITH..       8.66
             FOR THE SOLE BENEFIT OF ITS CUSTOMERS
             4800 DEER LAKE DR. E FL 3
             JACKSONVILLE, FL 32246-6484


COLUMBIA DISCIPLINED VALUE FUND


                                                     Percent of
             Shareholder (name and address)        Class Total (%)
             ------------------------------        ---------------
             Class B Shares
             MORGAN STANLEY DW....................       5.06
             ATTN: MUTUAL FUND OPERATIONS
             HARBORSIDE PLAZA 3, 6TH FLOOR
             JERSEY CITY NJ 07311

             Class C Shares
             MERRILL LYNCH PIERCE FENNER & SMITH..      11.72
             FOR THE SOLE BENEFIT OF ITS CUSTOMERS
             4800 DEER LAKE DR E FL 3
             JACKSONVILLE FL 32246-6484

             Class Z Shares
             BANK OF AMERICA NA...................      77.26
             411 N AKARD STREET
             DALLAS TX 75201-3307

             AMVESCAP NATIONAL TRUST CO AS AGENT..       5.92
             FOR FLEET NATIONAL BANK FBO
             AEROFLEX INCORPORATED EM
             PO BOX 105779
             ATLANTA GA 30348-5779

             AMVESCAP NATIONAL TRUST CO AS AGENT..       5.70
             FOR FLEET NATIONAL BANK FBO
             LEVITON MANUFACTURING SAVINGS PLAN
             PO BOX 105779
             ATLANTA GA 30348-5779



                                      hh

COLUMBIA COMMON STOCK FUND


                                                          Percent of
        Shareholder (name and address)                  Class Total (%)
        ------------------------------                  ---------------

        Class C Shares
        FIRST CLEARING LLC.............................      15.75
        LATONYA LESTER IRREV TRUST
        WANDA THOMPSON TTEE
        4001 OFFICE COURT DR BLDG 1000
        SANTA FE, NM 87501

        FIRST CLEARING LLC.............................      13.19
        SHELLY MCCORMICK IRREV TRUST
        2200 CHAMPION SPRINGS RANCH
        ANNAPOLIS MO 63620-8729

        FRANCIS SHEEHY TTEE............................       6.90
        LIBERTY OXYGEN & HOME CARE 401K
        PSP & TRUST FBO FRANCIS SHEEHY
        4820 PARK GLEN RD
        ST LOUIS PARK MN 55416-5702

        AMERICAN ENTERPRISE INVESTMENT SVCS............       5.62
        PO BOX 9446
        MINNEAPOLIS MN 55440-9446

        NFS LLC FEBO...................................       5.13
        DAVID E SULLIVAN
        SUZANNE E SULLIVAN
        18 PINE RD
        WEST HARTFORD CT 06119-1045

        Class Z Shares
        BANK OF AMERICA NA.............................      38.17
        411 N AKARD STREET
        DALLAS TX 75201-3307

        CHARLES SCHWAB & CO INC........................       7.17
        SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS
        101 MONTGOMERY ST
        SAN FRANCISCO CA 94104-4122

COLUMBIA SMALL CAP CORE FUND


                                                          Percent of
        Shareholder (name and address)                  Class Total (%)
        ------------------------------                  ---------------

        Class Z Shares
        BANK OF AMERICA NA.............................      67.49
        411 N AKARD ST
        DALLAS TX 75201-3307

        Class C Shares
        CITIGROUP GLOBAL MARKETS, INC..................       9.48
        333 W 34TH ST
        NEW YORK NY 10001-2402

        MERRILL LYNCH PIERCE FENNER & SMITH............       6.79
        FOR THE SOLE BENEFIT OF ITS CUSTOMERS
        4800 DEER LAKE DR E FL 3
        JACKSONVILLE FL 32246-6484

        MORGAN STANLEY DW..............................       5.48
        ATTN: MUTUAL FUND OPERATIONS
        HARBORSIDE PLAZA 3, 6TH FLOOR
        JERSEY CITY NJ 07311

        Class A Shares
        CHARLES SCHWAB & CO INC........................      27.70
        SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS
        101 MONTGOMERY ST
        SAN FRANCISCO CA 94104-4122

        MITRA & CO EXP.................................       6.20
        M&I TRUST COMPANY NA
        11270 WEST PARK PLACE SUITE 400
        MILWAUKEE WI 53224-3623

        Class T Shares
        CHARLES SCHWAB & CO INC........................      14.83
        SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS
        101 MONTGOMERY ST
        SAN FRANCISCO CA 94104-4122


                                      jj

COLUMBIA DIVIDEND INCOME FUND


                                                     Percent of
             Shareholder (name and address)        Class Total (%)
             ------------------------------        ---------------
             Class Z Shares
             BANK OF AMERICA NA...................      87.05
             411 N AKARD STREET
             DALLAS TX 75201-3307

             Class A Shares
             MERRILL LYNCH PIERCE FENNER & SMITH..       6.63
             FOR THE SOLE BENEFIT OF ITS CUSTOMERS
             4800 DEER LAKE DR E FL 2
             JACKSONVILLE FL 32246-6484

             Class B Shares
             CITIGROUP GLOBAL MARKETS, INC........       6.08
             333 W 34TH ST
             NEW YORK NY 10001-2402

             MERRILL LYNCH PIERCE FENNER & SMITH..       5.45
             FOR THE SOLE BENEFIT OF ITS CUSTOMERS
             4800 DEER LAKE DR E FL 2
             JACKSONVILLE FL 32246-6484

             Class C Shares
             MORGAN STANLEY DW....................      19.70
             ATTN: MUTUAL FUND OPERATIONS
             HARBORSIDE PLAZA 3, 6TH FLOOR
             JERSEY CITY NJ 07311

             CITIGROUP GLOBAL MARKETS, INC........      10.76
             333 W 34TH ST
             NEW YORK NY 10001-2402

             MERRILL LYNCH PIERCE FENNER & SMITH..       7.70
             FOR THE SOLE BENEFIT OF ITS CUSTOMERS
             4800 DEER LAKE DR E FL 2
             JACKSONVILLE FL 32246-6484


                                      kk

Sales Charges (dollars in thousands)



ASSET ALLOCATION FUND


                                                                                         Class A Shares
                                                                                         --------------
                                                                                          Years ended
                                                                                         September 30,
                                                                                         --------------
                                                                                         2006 2005 2004
                                                                                         ---- ---- ----
Aggregate initial sales charges on Fund share sales..................................... $36  $39  $56
Initial sales charges retained by CMD...................................................   7    6    8
Aggregate contingent deferred sales charges ("CDSC") on Fund redemptions retained by CMD   0    0    0



                                                          Class B Shares
                                                          --------------
                                                           Years ended
                                                          September 30,
                                                          --------------
                                                          2006 2005 2004
                                                          ---- ---- ----
       Aggregate CDSC on Fund redemptions retained by CMD $13  $11  $10



                                                          Class C Shares
                                                         ----------------
                                                            Years ended
                                                           September 30,
                                                         ----------------
                                                         2006  2005  2004
                                                         ----  ----  ----
      Aggregate CDSC on Fund redemptions retained by CMD   (a)   (a)   (a)



                                                          Class G Shares
                                                          --------------
                                                           Years ended
                                                          September 30,
                                                          --------------
                                                          2006 2005 2004
                                                          ---- ---- ----
       Aggregate CDSC on Fund redemptions retained by CMD $32  $65  $123



                                                           Class T Shares
                                                           --------------
                                                            Years ended
                                                           September 30,
                                                           --------------
                                                           2006 2005 2004
                                                           ---- ---- ----
       Aggregate initial sales charges on Fund share sales $26  $30  $44
       Initial sales charges retained by CMD..............   4    4    7
       Aggregate CDSC on Fund redemptions retained by CMD.   0    0    0

--------

(a)Rounds to less than $1.


                                      ll

GROWTH FUND


                                                                                      Class A Shares
                                                                                   -------------------
                                                                                       Years ended
                                                                                      September 30,
                                                                                   -------------------
                                                                                    2006(a)   2005   2004
                                                                                   -----  -----  -----
Aggregate initial sales charges on Fund share sales............................... $  50  $  46  $  53
Initial sales charges retained by CMD.............................................    25      7      8
Aggregate contingent deferred sales charges (CDSC) on Fund redemptions retained by
  CMD.............................................................................     1      0      0

                                                                                      Class B Shares
                                                                                   -------------------
                                                                                       Years ended
                                                                                      September 30,
                                                                                   -------------------
                                                                                    2006(a)   2005   2004
                                                                                   -----  -----  -----
Aggregate CDSC on Fund redemptions retained by CMD................................ $ 547  $  18  $   5

                                                                                      Class C Shares
                                                                                   -------------------
                                                                                       Years ended
                                                                                      September 30,
                                                                                   -------------------
                                                                                    2006(a)   2005   2004
                                                                                   -----  -----  -----
Aggregate CDSC on Fund redemptions retained by CMD................................ $   4  $   1     (b)

                                                                                      Class E Shares
                                                                                   -------------------
                                                                                       Years ended
                                                                                      September 30,
                                                                                   -------------------
                                                                                    2006(a)   2005   2004
                                                                                   -----  -----  -----
Initial sales charges retained by CMD.............................................    (b)    (c)    (c)
Aggregate CDSC on Fund redemptions retained by CMD................................     0     (c)    (c)

                                                                                      Class F Shares
                                                                                   -------------------
                                                                                       Years ended
                                                                                      September 30,
                                                                                   -------------------
                                                                                    2006(a)   2005   2004
                                                                                   -----  -----  -----
Aggregate CDSC on Fund redemptions retained by CMD................................ $   9     (c)    (c)

                                                                                      Class G Shares
                                                                                   -------------------
                                                                                       Years ended
                                                                                      September 30,
                                                                                   -------------------
                                                                                    2006   2005   2004
                                                                                   -----  -----  -----
Aggregate CDSC on Fund redemptions retained by CMD................................ $  61  $ 115  $ 126

                                                                                      Class T Shares
                                                                                   -------------------
                                                                                       Years ended
                                                                                      September 30,
                                                                                   -------------------
                                                                                    2006   2005   2004
                                                                                   -----  -----  -----
Aggregate initial sales charges on Fund share sales............................... $  61  $  85  $ 123
Initial sales charges retained by CMD.............................................     8     11     16
Aggregate CDSC on Fund redemptions retained by CMD................................     0      0      0

--------

(a)Includes amounts retained by CMD for acquired funds.
(b)Rounds to less than one.
(c)Class E and Class F shares were not offered during the periods shown.



                                      mm

VALUE FUND


                                                                                    Class A Shares
                                                                                   ----------------
                                                                                     Years ended
                                                                                    September 30,
                                                                                   ----------------
                                                                                    2006  2005 2004
                                                                                   -----  ---- ----
Aggregate initial sales charges on Fund share sales............................... $  81  $30  $23
Initial sales charges retained by CMD.............................................    14    5    4
Aggregate contingent deferred sales charges (CDSC) on Fund redemptions retained by
  CMD.............................................................................    (a)   0    0



                                                          Class B Shares
                                                          --------------
                                                           Years ended
                                                          September 30,
                                                          --------------
                                                          2006 2005 2004
                                                          ---- ---- ----
       Aggregate CDSC on Fund redemptions retained by CMD $10   $5   $1



                                                          Class C Shares
                                                         ----------------
                                                            Years ended
                                                           September 30,
                                                         ----------------
                                                         2006  2005  2004
                                                         ----  ----  ----
      Aggregate CDSC on Fund redemptions retained by CMD   (a)   (a)   (a)



                                                          Class G Shares
                                                          --------------
                                                           Years ended
                                                          September 30,
                                                          --------------
                                                          2006 2005 2004
                                                          ---- ---- ----
       Aggregate CDSC on Fund redemptions retained by CMD  $5  $14  $21



                                                           Class T Shares
                                                           --------------
                                                            Years ended
                                                           September 30,
                                                           --------------
                                                           2006 2005 2004
                                                           ---- ---- ----
       Aggregate initial sales charges on Fund share sales $25  $30  $41
       Initial sales charges retained by CMD..............   4    4    6
       Aggregate CDSC on Fund redemptions retained by CMD.   0    0    0

--------

(a)Rounds to less than $1.


                                      nn

COMMON STOCK FUND


                                                                                    Class A Shares
                                                                                   ----------------
                                                                                     Years ended
                                                                                    September 30,
                                                                                   ----------------
                                                                                    2006  2005 2004
                                                                                   -----  ---- ----
Aggregate initial sales charges on Fund share sales............................... $  22  $25  $50
Initial sales charges retained by CMD.............................................     3    4    8
Aggregate contingent deferred sales charges (CDSC) on Fund redemptions retained by
  CMD.............................................................................    (a)   3    0



                                                          Class B Shares
                                                          --------------
                                                           Years ended
                                                          September 30,
                                                          --------------
                                                          2006 2005 2004
                                                          ---- ---- ----
       Aggregate CDSC on Fund redemptions received by CMD $15  $14   $6



                                                          Class C Shares
                                                         ---------------
                                                           Years ended
                                                          September 30,
                                                         ---------------
                                                         2006 2005  2004
                                                         ---- ----  ----
      Aggregate CDSC on Fund redemptions retained by CMD  $1    (a)   (a)



                                                          Class G Shares
                                                          --------------
                                                           Years ended
                                                          September 30,
                                                          --------------
                                                          2006 2005 2004
                                                          ---- ---- ----
       Aggregate CDSC on Fund redemptions retained by CMD $15  $36  $47



                                                           Class T Shares
                                                           --------------
                                                            Years ended
                                                           September 30,
                                                           --------------
                                                           2006 2005 2004
                                                           ---- ---- ----
       Aggregate initial sales charges on Fund share sales $26  $40  $52
       Initial sales charges retained by CMD..............   4    5    8
       Aggregate CDSC on Fund redemptions retained by CMD.   0    0    0

--------

(a)Rounds to less than $1.


                                      oo

SMALL CAP CORE FUND


                                                                                     Class A Shares
                                                                                   ------------------
                                                                                      Years ended
                                                                                     September 30,
                                                                                   ------------------
                                                                                    2006  2005  2004
                                                                                   -----  ---- ------
Aggregate initial sales charges on Fund share sales............................... $  34  $67  $1,402
Initial sales charges retained by CMD.............................................     5   10     193
Aggregate contingent deferred sales charges (CDSC) on Fund redemptions retained by
  CMD.............................................................................    (a)   1       1



                                                          Class B Shares
                                                          --------------
                                                           Years ended
                                                          September 30,
                                                          --------------
                                                          2006 2005 2004
                                                          ---- ---- ----
       Aggregate CDSC on Fund redemptions retained by CMD $81  $83  $57



                                                          Class C Shares
                                                          --------------
                                                           Years ended
                                                          September 30,
                                                          --------------
                                                          2006 2005 2004
                                                          ---- ---- ----
       Aggregate CDSC on Fund redemptions retained by CMD  $2   $7  $20



                                                          Class G Shares
                                                          --------------
                                                           Years ended
                                                          September 30,
                                                          --------------
                                                          2006 2005 2004
                                                          ---- ---- ----
       Aggregate CDSC on Fund redemptions retained by CMD $15  $30  $19



                                                           Class T Shares
                                                         -----------------
                                                            Years ended
                                                           September 30,
                                                         -----------------
                                                         2006  2005   2004
                                                         ---- -----  -----
     Aggregate initial sales charges on Fund share sales $26  $  43  $  62
     Initial sales charges retained by CMD..............   4      6     10
     Aggregate CDSC on Fund redemptions retained by CMD.   0     (a)    (a)

--------

(a)Rounds to less than $1.


                                      pp

DIVIDEND FUND


                                                                                    Class A Shares
                                                                                   ----------------
                                                                                     Years ended
                                                                                    September 30,
                                        -                                          ----------------
                                                                                    2006(a)  2005 2004
                                        -                                          -----  ---- ----
Aggregate initial sales charges on Fund share sales............................... $ 220  $255 $111
Initial sales charges retained by CMD.............................................    44    39   18
Aggregate contingent deferred sales charges (CDSC) on Fund redemptions retained by
  CMD.............................................................................    (b)    1    0



                                                          Class B Shares
                                                          --------------
                                                           Years ended
                                                          September 30,
                                                          --------------
                                                          2006(a) 2005 2004
                                                          ---- ---- ----
       Aggregate CDSC on Fund redemptions retained by CMD $140 $25   $8



                                                          Class C Shares
                                                          --------------
                                                            Years ended
                                                           September 30,
                                                          --------------
                                                          2006(a) 2005 2004
                                                          ---- ---- ----
       Aggregate CDSC on Fund redemptions retained by CMD  $2   $2    (b)



                                                          Class G Shares
                                                          --------------
                                                           Years ended
                                                          September 30,
                                                          --------------
                                                          2006 2005 2004
                                                          ---- ---- ----
       Aggregate CDSC on Fund redemptions received by CMD  $4   $9  $19



                                                           Class T Shares
                                                           --------------
                                                            Years ended
                                                           September 30,
                                                           --------------
                                                           2006 2005 2004
                                                           ---- ---- ----
       Aggregate initial sales charges on Fund share sales $12  $18  $23
       Initial sales charges retained by CMD..............   2    3    3
       Aggregate CDSC on Fund redemptions retained by CMD.   0    0    0

--------

(a)Includes amounts retained by CMD for acquired fund.
(b)Rounds to less than $1.



                                      qq

12b-1 Plan, Shareholder Servicing Plan, CDSCs and Conversion of Shares All of the Funds offer Class A, Class B, Class C, Class G, Class T and Class Z shares. The Growth Fund also offers Class E and Class F shares. The Funds may in the future offer other classes of shares. The Trustees have approved a 12b-1 Plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Funds pay CMD monthly a service fee at an annual rate of 0.25% of each Fund's average daily net assets attributed to Class A, B and C shares. The Funds also pay CMD monthly a distribution fee at an annual rate of 0.10% of each Fund's average daily net assets attributed to Class A shares and 0.75% of each Fund's average daily net assets attributed to Class B and Class C shares. The Growth Fund also pays CMD monthly a distribution fee at an annual rate of 0.10% of the Fund's average daily net assets attributed to Class E shares and 0.75% of the Fund's average daily net assets attributed to Class F shares.

For the current fiscal year, CMD intends to limit aggregate 12b-1 fees for Class A shares to 0.25%. The Funds also may pay CMD distribution and service fees up to a maximum of 1.15% of each Fund's average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% shareholder liaison services and up to 0.25% administrative support services).

For the current fiscal year, the Funds' payments under the Plan for each of distribution services, shareholder liaison services and administrative support services will be limited to 0.95% (on an annualized basis) of the average daily net asset value of Class G shares owned of record or beneficially by customers of institutions. Such limitations may be revoked at any time. CMD may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms ("FSFs") and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of CMD's expenses, CMD may realize a profit from the fees. The Plan authorizes any other payments by the Funds to CMD and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.


The Trustees believe the Plan could be a significant factor in the growth and retention of the Funds' assets resulting in more advantageous expense ratios and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.


Class T shares of the Funds are subject to a shareholder servicing fee pursuant to a Shareholder Servicing Plan. Under the Shareholder Servicing Plan, a Fund may enter into agreements with institutions pursuant to which an institution agrees to provide certain administrative and support services to its customers who are the beneficial owners of Class T shares. Services provided by such institutions to their customers include aggregating and processing purchase and redemption requests and placing net purchase and redemption orders. In return for providing these services, the Funds agree to pay each institution a fee at an annual rate of up to 0.50%, comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services of the average daily net assets attributable to Class T shares owned beneficially by the institution's customers. Current service arrangements are limited to payments of 0.30% for the Funds.


Under the Shareholder Servicing Plan, the Trustees must review, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which those expenditures were made. The initial term of the Shareholder Servicing Plan is one year and it will continue in effect from year to year after its rr
initial one-year term provided that its continuance is specifically approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Shareholder Servicing Plan or in any agreement related to it. Any material amendment to the Shareholder Servicing Plan must be approved in the same manner. The Shareholder Servicing Plan is terminable at any time with respect to any Fund by a vote of a majority of the Independent Trustees. While the Shareholder Servicing Plan is in effect, only the Independent Trustees may select and nominate any future Independent Trustees.

Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within a certain number of years after purchase depending on the program you purchased your shares under. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. Class G shares are offered at net asset value and are subject to a CDSC if redeemed within a certain number of years after purchase depending on when you purchased your shares that were exchanged for Class G shares. Class T shares are offered at net asset value plus varying sales charges which may include a CDSC. Class Z shares are offered at net asset value and are not subject to a CDSC. The CDSCs and initial sales charges are described in the Prospectuses.

No CDSC will be imposed on shares derived from reinvestment of distributions or on amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

Eight years after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee.

Eight years after the end of the month in which you purchased your shares that were exchanged for Class G shares, such Class G shares and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class T shares having an equal value, which are not subject to the distribution fee. See Part 2 of this Statement of Additional Information for the CDSCs and conversion schedules applicable to Class G shares received in exchange for Retail B shares purchased or acquired prior to January 1, 2001.


Sales-related expenses (dollars in thousands) of CMD relating to the Funds for the fiscal year ended September 30, 2006 were:



                                                                             ASSET ALLOCATION FUND
                                                                    ---------------------------------------
                                                                    Class A Class B Class C Class G Class T
                                                                    Shares  Shares  Shares  Shares  Shares
                                                                    ------- ------- ------- ------- -------
Fees to FSFs.......................................................   $14     $28       $6    $58    $541
Cost of sales material relating to the Fund (including printing and
  mailing expenses)................................................     1      (a)     (a)     (a)      6
Allocated travel, entertainment and other promotional expenses
  (including advertising)..........................................     4       3        1      4      47



                                                                     GROWTH FUND
                                               -------------------------------------------------------
                                               Class A Class B Class C Class E Class F Class G Class T
                                               Shares  Shares  Shares  Shares  Shares  Shares  Shares
                                               ------- ------- ------- ------- ------- ------- -------
Fees to FSFs..................................  $320    $795    $114     $29    $  25   $138    $644
Cost of sales material relating to the Fund
  (including printing and mailing expenses)...     7       5       1       1       (a)     1       7
Allocated travel, entertainment and other
  promotional expenses (including advertising)    59      36       6       5        1      7      52


                                      ss

                                                                                  VALUE FUND
                                                                    ---------------------------------------
                                                                    Class A Class B Class C Class G Class T
                                                                    Shares  Shares  Shares  Shares  Shares
                                                                    ------- ------- ------- ------- -------
Fees to FSFs.......................................................   $17    $  20   $   9   $  12   $408
Cost of sales material relating to the Fund (including printing and
  mailing expenses)................................................     1       (a)     (a)     (a)     4
Allocated travel, entertainment and other promotional expenses
  (including advertising)..........................................    11        3       2       1     29



                                                                               COMMON STOCK FUND
                                                                    ---------------------------------------
                                                                    Class A Class B Class C Class G Class T
                                                                    Shares  Shares  Shares  Shares  Shares
                                                                    ------- ------- ------- ------- -------
Fees to FSFs.......................................................  $  29   $  20   $   6   $  24   $521
Cost of sales material relating to the Fund (including printing and
  mailing expenses)................................................     (a)     (a)     (a)     (a)     4
Allocated travel, entertainment and other promotional expenses
  (including advertising)..........................................      4       2       1       1     34



                                                                              SMALL CAP CORE FUND
                                                                    ---------------------------------------
                                                                    Class A Class B Class C Class G Class T
                                                                    Shares  Shares  Shares  Shares  Shares
                                                                    ------- ------- ------- ------- -------
Fees to FSFs.......................................................  $639    $121    $140    $  25   $435
Cost of sales material relating to the Fund (including printing and
  mailing expenses)................................................     6       1       1       (a)     4
Allocated travel, entertainment and other promotional expenses
  (including advertising)..........................................    47       8       9        2     29





                                                                                 DIVIDEND FUND
                                                                    ---------------------------------------
                                                                    Class A Class B Class C Class G Class T
                                                                    Shares  Shares  Shares  Shares  Shares
                                                                    ------- ------- ------- ------- -------
Fees to FSFs.......................................................  $653    $188     $52    $   8   $290
Cost of sales material relating to the Fund (including printing and
  mailing expenses)................................................     9       2       1       (a)     2
Allocated travel, entertainment and other promotional expenses
  (including advertising)..........................................    68      13       7       (a)    13

--------

(a)Rounds to less than $1.


                                      tt

CUSTODIAN OF THE FUNDS

State Street Bank & Trust Company, located at 2 Avenue De Lafayette, Boston, MA 02111-2900, is the Funds' custodian. The custodian is responsible for safeguarding and controlling the Funds' cash and securities, receiving and delivering securities and collecting the Funds' interest and dividends.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at 125 High Street, Boston, Massachusetts 02110-1707, is the Funds' independent registered public accounting firm, providing audit and tax return services and assistance and consultation in connection with various Securities and Exchange Commission filings. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectuses have been so included for the fiscal years ended September 30, 2006, 2005 and 2004, in reliance upon the reports of PricewaterhouseCoopers LLP, given on the authority of said firm as experts in accounting and auditing. The information for the period ended September 30, 2003 and the years ended October 31, 2002 and 2001 has been derived from the Fund's financial statements which have been audited by another independent registered public accounting firm, whose report expressed an unqualified opinion on those financial statements and highlights.


                                      uu

                      STATEMENT OF ADDITIONAL INFORMATION

                                     PART 2

The following information applies generally to most funds advised by the Advisor. "Funds" include the series of Columbia Funds Series Trust I, Columbia Funds Institutional Trust and Columbia Funds Variable Insurance Trust (each a "Trust" and together, the "Trusts"). In certain cases, the discussion applies to some, but not all, of the Funds, and you should refer to your Fund's Prospectus and to Part 1 of this Statement of Additional Information ("SAI") to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.

MISCELLANEOUS INVESTMENT PRACTICES


PART 1 OF THIS SAI LISTS WHICH OF THE FOLLOWING INVESTMENT PRACTICES ARE AVAILABLE TO YOUR FUND. IF AN INVESTMENT PRACTICE IS NOT LISTED IN PART 1 OF THIS SAI, IT IS NOT APPLICABLE TO YOUR FUND.


SHORT-TERM TRADING

In seeking the Fund's investment goal, the Advisor will buy or sell portfolio securities whenever it believes it is appropriate. The Advisor's decision will not generally be influenced by how long the Fund may have owned the security. From time to time, the Fund will buy securities intending to seek short-term trading profits. A change in the securities held by the Fund is known as "portfolio turnover" and generally involves some expense to the Fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the Fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the Fund's investment policies, under certain market conditions the Fund's portfolio turnover rate may be higher than that of other mutual funds. The Fund's portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The Fund's portfolio turnover rate is not a limiting factor when the Advisor considers a change in the Fund's portfolio.

SHORT SALES

A Fund's short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party, so the Fund must purchase the security at the market price at a later point in time. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

LOWER-RATED DEBT SECURITIES

Lower-rated debt securities are those rated lower than Baa by Moody's or BBB by S&P, or comparable unrated debt securities. Relative to debt securities of higher quality,

       1. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default for lower-rated debt securities;

       2. the secondary market for lower-rated debt securities may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;

       3. the Advisor's credit analysis of lower-rated debt securities may have a greater impact on the Fund's achievement of its investment goal; and

       4. lower-rated debt securities may be less sensitive to interest rate changes, but are more sensitive to adverse economic developments.

In addition, certain lower-rated debt securities may not pay interest in cash on a current basis.

SMALL COMPANIES

Smaller, less well established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

COMMON STOCK, PREFERRED STOCK AND WARRANTS

Common stocks are generally more volatile than other securities. Preferred stocks share some of the characteristics of both debt and equity investments and are generally preferred over common stocks with respect to dividends and in liquidation. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the company's capital stock at a set price for a specified period of time.

FOREIGN SECURITIES

The Fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the Fund, will be held by the Fund's custodian or by a sub-custodian or depository. See also "Foreign Currency Transactions" below.

The Fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. This "excess distribution" will be allocated over the Fund's holding period for such investment. The PFIC tax is the highest ordinary income rate in effect for any period multiplied by the portion of the "excess distribution" allocated to such period, and it could be increased by an interest charge on the deemed tax deferral.

The Fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the Fund to recognize as income any appreciation (and to a limited extent, depreciation) on its holdings of PFICs as of the end of its fiscal year. See "Taxes" below.

The Fund may invest in other investment companies. Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

EXCHANGE-TRADED FUNDS ("ETFS"). The Fund may invest in ETFs up to the maximum amount allowable under the 1940 Act. ETFs are shares of publicly-traded unit investment trusts, open-end funds, or depositary receipts that seek to track the performance and dividend yield of specific indexes or companies in related industries. These indexes may be either broad-based, sector or international.

ETF shareholders are generally subject to the same risks as holders of the underlying securities they are designed to track. ETFs are also subject to certain additional risks, including (1) the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track; and (2) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, an exchange traded sector fund may be adversely affected by the performance of that specific sector or group of industries on which it is based.

The Fund would bear, along with other shareholders of an ETF, its pro rata portion of the ETF's expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Fund's expenses (i.e., management fees and operating expenses), shareholders of the Fund may also indirectly bear similar expenses of an ETF.

ZERO COUPON SECURITIES ("ZEROS")

The Fund may invest in Zeros, which are securities issued at a significant discount from face value and do not pay interest at intervals during the life of the security. Zeros include securities issued in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The Fund will accrue and distribute income from stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.

STEP COUPON BONDS ("STEPS")

The Fund may invest in debt securities, known as Steps, which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

TENDER OPTION BONDS

A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

PAY-IN-KIND ("PIK") SECURITIES

The Fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

MONEY MARKET INSTRUMENTS

GOVERNMENT OBLIGATIONS are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. SUPRANATIONAL OBLIGATIONS are issued by supranational entities and are generally designed to promote economic improvements. CERTIFICATES OF DEPOSIT are issued against deposits in a commercial bank with a defined return and maturity. BANKER'S ACCEPTANCES are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. COMMERCIAL PAPER is a promissory note issued by a business to finance short-term needs (including promissory notes with floating or variable interest rates, or including a frequent interval put feature). SHORT-TERM CORPORATE OBLIGATIONS are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. PARTICIPATION INTERESTS include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement in which the Fund would be allowed to invest directly.

CERTIFICATES OF DEPOSIT are short-term negotiable instruments issued against deposits in a commercial bank with a defined return and maturity. TIME DEPOSITS are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.

GOVERNMENT OBLIGATIONS are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved relatively little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund.

BANK OBLIGATIONS include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to any limitations on illiquid securities described in
Part 1 of this SAI. For purposes of each Fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its U.S. and foreign branches.

Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets. Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.

SEPARATELY TRADED INTEREST AND PRINCIPAL SECURITIES ("STRIPS") are component parts of U.S. Treasury Securities traded through the Federal Reserve Book-Entry System. While there is no limitation on the percentage of a Fund's assets that may be invested in STRIPS, the Advisor will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights. The interest-only component of STRIPS is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only component is usually volatile in response to changes in interest rates.

In U.S. TREASURY ROLLS, a Fund sells outstanding U.S. Treasury securities and buys back on a delayed settlement basis the same U.S. Treasury securities. During the period prior to the delayed settlement date, the assets from the sale of the U.S. Treasury securities are invested in certain cash equivalent instruments. U.S. Treasury rolls entail the risk that the Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. The Funds intend to enter into U.S. Treasury rolls only with U.S. Government securities dealers recognized by the Federal Reserve Bank or with member banks of the Federal Reserve System. The Funds will hold and maintain in a

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segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, the Funds propose to treat U.S. Treasury rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale.

COMMERCIAL PAPER is an unsecured short-term promissory note issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation were to default on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

Commercial paper may include securities issued by corporations without registration under the 1933 Act in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's limitation on purchases of illiquid instruments described below, Section 4(2) Paper will not be considered illiquid if the Advisor has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities.

STRIPPED OBLIGATIONS

To the extent consistent with their investment objective, Funds may purchase U.S. Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers, such as banks and other institutions, are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid by the Funds. Obligations issued by the U.S. Government may be considered liquid under guidelines established by Funds' Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

MUNICIPAL SECURITIES

Municipal Securities acquired by the Funds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are "Municipal Securities" if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

The two principal classifications of Municipal Securities which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.

The Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Funds.

There are, of course, variations in the quality of Municipal Securities, both within a particular category and between categories, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a nationally recognized statistical rating organization ("NRSRO"), such as Moody's and S&P, represent such NRSRO's opinion as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields. Municipal Securities of the same maturity and interest rate with different ratings may have the same yield.

Municipal Securities may include rated and unrated variable and floating rate tax-exempt instruments, such as variable rate demand notes. Variable rate demand notes are long-term Municipal Securities that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most variable rate demand notes allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. Variable interest rates generally reduce changes in the market value of Municipal Securities from their original purchase prices. Accordingly, as interest rates decrease, the potential for capital appreciation is less for variable rate Municipal Securities than for fixed income obligations. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the Municipal Securities, the issuer of the participation interest or a guarantor of either issuer.

Municipal Securities purchased by the Funds in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, Municipal Securities may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a Municipal Security held by a Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. Letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions.

The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this SAI and the Prospectuses. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Funds cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on Municipal Securities, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities for investment by the Funds and the liquidity and value of their respective portfolios. In such an event, each Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Advisor will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

PRIVATE ACTIVITY BONDS

The Funds may invest in "private activity bonds," the interest on which, although exempt from regular federal income tax, may constitute an item of tax preference for purposes of the federal alternative minimum tax. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

MUNICIPAL LEASE OBLIGATIONS

Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

SECURITIES LOANS

The Fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this SAI, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

INTERFUND BORROWING AND LENDING

The Fund may lend money to and borrow money from other affiliated registered open-end investment companies. The Fund may borrow through the program when the Advisor believes borrowing is appropriate and the costs are equal to or lower than the costs of bank loans. When borrowing money, the Fund is subject to the risk that the securities the Fund acquires with the borrowed money or would otherwise have sold will decline in value. When lending money, the Fund is subject to the risk that the borrower will be unwilling or unable to make timely payments of interest or principal.

FORWARD COMMITMENTS ("WHEN-ISSUED" AND "DELAYED DELIVERY" SECURITIES)

The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when-issued securities") if the Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term profits or losses (generally taxed at ordinary income tax rates in the hands of the shareholders) upon the sale of forward commitments.

MORTGAGE DOLLAR ROLLS

In a mortgage dollar roll, the Fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The Fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the Fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. In addition, the transaction costs may exceed the return earned by the Fund from the transaction.

REITS

The Funds may invest in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Funds intend to include the gross dividends from any investments in REITs in their periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities, including "collateralized mortgage obligations"
(CMOs) and "real estate mortgage investment conduits" (REMICs), evidence ownership in a pool of mortgage loans made by certain financial institutions that may be insured or guaranteed by the U.S. government or its agencies. CMOs are obligations issued by special-purpose trusts, secured by mortgages. REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code. Both CMOs and REMICs issue one or more classes of securities of which one (the Residual) is in the nature of equity. The Funds will not invest in the Residual class. Principal on mortgage-backed securities, CMOs and REMICs may be prepaid if the underlying mortgages are prepaid. Prepayment rates for mortgage-backed securities tend to increase as interest rates decline (effectively shortening the security's life) and decrease as interest rates rise (effectively lengthening the security's life). Because of the prepayment feature, these securities may not increase in value as much as other debt securities when interest rates fall. A Fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.

NON-AGENCY MORTGAGE-BACKED SECURITIES

The Fund may invest in non-investment grade mortgage-backed securities that are not guaranteed by the U.S. government or an agency. Such securities are subject to the risks described under "Lower Rated Debt Securities" and "Mortgage-Backed Securities." In addition, although the underlying mortgages provide collateral for the security, the Fund may experience losses, costs and delays in enforcing its rights if the issuer defaults or enters bankruptcy.

ASSET-BACKED SECURITIES

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively lengthen the expected maturity of the securities. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility.

CUSTODY RECEIPTS AND TRUST CERTIFICATES

Custody receipts, such as Morgan Stanley TRACERs (Traded Custody Receipts), and trust certificates, such as Lehman Brothers TRAINs (Targeted Return Index Securities Trust), are derivative products which, in the aggregate, evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing those securities or with a trust in exchange for trust certificates evidencing interests in the trust, the principal asset of which is those securities. The sponsor will then generally sell those custody receipts or trust certificates in negotiated transactions at varying prices that are determined at the time of sale. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities. Each holder of a custody receipt or trust certificate generally will be treated as directly purchasing its pro rata share of the securities in the pool for an amount equal to the amount that such holder paid for its custody receipt or trust certificate. If a custody receipt or trust certificate is sold, a holder will be treated as having directly "disposed of its pro rata share of the securities evidenced by the custody receipt or trust certificate. Additionally, the holder of a custody receipt or trust certificate may withdraw the securities represented by the custody receipt or trust certificate subject to certain conditions. Custody receipts and trust certificates are generally subject to the same risks as those securities evidenced by the receipts or certificates which, in the case of the Fund, are corporate debt securities. Additionally, custody receipts and trust certificates may also be less liquid than the underlying securities if the sponsor fails to maintain a trading market.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

REVERSE REPURCHASE AGREEMENTS

In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the Fund and, therefore, as a form of leverage. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market fund's ability to maintain a net asset value of $1.00 per share.

LINE OF CREDIT

The Fund may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowings may be preferable to liquidation of portfolio securities.

OPTIONS ON SECURITIES

WRITING COVERED OPTIONS. The Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the Fund's investment goal and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

The Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

PURCHASING PUT OPTIONS. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

PURCHASING CALL OPTIONS. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

OVER-THE-COUNTER ("OTC") OPTIONS. The Staff of the Division of Investment Management of the Securities and Exchange Commission (SEC) has taken the position that OTC options purchased by the Fund and assets held to cover OTC options written by the Fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the Fund intends to enter into OTC options transactions only with primary dealers in U.S. government securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your Fund's Prospectus) of the Fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

RISK FACTORS IN OPTIONS TRANSACTIONS. The successful use of the Fund's options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly.

When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the Fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events - such as volume in excess of trading or clearing capability - were to interrupt normal market operations.

A marketplace may at times find it necessary to impose restrictions on particular types of option transactions, which may limit the Fund's ability to realize its profits or limit its losses.

Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

FUTURES CONTRACTS AND RELATED OPTIONS

Upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the Fund's custodian.

A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at the settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. The Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC).

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

MUNICIPAL BOND INDEX FUTURES CONTRACTS. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the CFTC. Transactions on such exchange are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

OPTIONS ON FUTURES CONTRACTS. The Fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account. The Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by the Fund is subject to the Advisor's ability to predict correctly, movements in the direction of interest rates and other factors affecting securities markets.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

USE BY TAX-EXEMPT FUNDS OF INTEREST RATE AND U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS. The Funds investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The Fund may also purchase and sell options on index futures contracts.

There are several risks in connection with the use by the Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities sought to be hedged.

Successful use of index futures by the Fund for hedging purposes is also subject to the Advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund would lose money on the futures and also experience a decline in the value of its portfolio securities. However, while this could occur to a certain degree, the Advisor believes that over time the value of the

Fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

OPTIONS ON INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES. As an alternative to purchasing call and put options on index futures, the Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. Such options may relate to particular securities or to various stock indices, except that a Fund may not write covered options on an index.

OPTIONS ON FOREIGN STOCK INDICES. The Funds may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index.

SWAP AGREEMENTS (SWAPS, CAPS, COLLARS AND FLOORS)

The Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security a basket of securities or an index.

The Funds may also enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection "buyer" in a credit default contract is generally obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund's obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or "earmark" cash or assets determined to be liquid by Columbia in accordance with procedures established by the Board of Trustees, or enter into certain offsetting positions, with a value at least equal to the Fund's exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or "earmark" cash or assets determined to be liquid by Columbia in accordance with procedures established by the Board of Trustees, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or "earmarking" will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund's portfolio. Such segregation or "earmarking" will not limit the Fund's exposure to loss.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

EQUITY SWAPS

The Funds may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

RISK FACTORS IN EQUITY SWAP TRANSACTIONS. Equity swaps are derivative instruments and their values can be very volatile. To the extent that the portfolio managers do not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, the Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Fund may suffer a loss if the counterparty defaults. See "Taxes" for information on tax risks associated with equity swaps.

FOREIGN CURRENCY TRANSACTIONS

The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

The Fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

CURRENCY FORWARD AND FUTURES CONTRACTS. Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

CURRENCY OPTIONS. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit (ECU). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

The Fund will only purchase or write currency options when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

SETTLEMENT PROCEDURES. Settlement procedures relating to the Fund's investments in foreign securities and to the Fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.

PARTICIPATION INTERESTS

The Fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The Fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Fund in connection with the arrangement. The Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

STAND-BY COMMITMENTS

When the Fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the Fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the Fund, although it could sell the underlying municipal obligation to a third party at any time.

The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund portfolio will not exceed 10% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired. The Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust's Board of Trustees, present minimal credit risks.

VARIABLE AND FLOATING RATE OBLIGATIONS

Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities are similar in form but may have a more active secondary market. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

If a variable or floating rate instrument is not rated, the Fund's Advisor must determine that such instrument is comparable to rated instruments eligible for purchase by the Funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of each of these Funds, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Variable and floating rate obligations with a demand feature will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

INVERSE FLOATERS

Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

RULE 144A SECURITIES

The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"). That Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Advisor will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined by the Advisor that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not exceed its investment limit on illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

CURRENCY SWAPS. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecast of market value and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

CONVERTIBLE SECURITIES

Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the Advisor's opinion, the investment characteristics of the underlying common stock will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Advisor evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation.

GUARANTEED INVESTMENT CONTRACTS

Pursuant to guaranteed investment contracts ("GICs"), which are issued by U.S. and Canadian insurance companies, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Funds will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to any limitations on such investments described in Part 1 of this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. No Fund will invest more than 20% of its total assets in GICs.

BANK INVESTMENT CONTRACTS

Bank investment contracts ("BICs") issued by banks that meet certain quality and asset size requirements for banks are available to the Funds. Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to any limitations on such investments described in Part 1 of this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

LOAN PARTICIPATIONS

Loan participations are interests in loans which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member. The Funds may only purchase interests in loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Funds may invest. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risk generally associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of the borrower. Under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank so that the Fund may also be subject to the risk that the issuing bank may become insolvent.

STRUCTURED INVESTMENTS

Structured investments are a relatively new innovation and may be designed to have various combinations of equity and fixed-income characteristics. Equity-linked securities are a form of structured investment and generally consist of a conversion privilege to a single company's common stock plus a fixed annual distribution to the holder. Equity-linked securities have some derivative characteristics because the conversion feature is linked to the price of the company's common stock. Equity-linked securities are designed to provide investors with higher quarterly income than the dividend paid per share on the common stock. However, equity-linked securities have decreased potential for capital appreciation because of limitations of the conversion feature.

Equity-linked securities include issues such as "Structured Yield Product Exchangeable for Stock" ("STRYPES"), "Trust Automatic Common Exchange Securities" ("TRACES"), "Trust Issued Mandatory Exchange Securities" ("TIMES"), "Trust Enhanced Dividend Securities" ("TRENDS") and other similar securities, including those which may be developed in the future. The issuers of the above listed examples of equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on equity-linked securities generally consist of the cash received from the U.S. Treasury securities and equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Equity-linked securities may be issued by closed-end or other forms of investment companies. To the extent that equity-linked securities are issued by investment companies, a Fund's investments in equity-linked securities are subject to the same limitations as investments in more traditional forms of investment companies.

YANKEE OBLIGATIONS

Yankee obligations are U.S. dollar-denominated instruments of foreign issuers that are either registered with the SEC or issued pursuant to Rule 144A under the 1933 Act. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and banker's acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

AMERICAN, EUROPEAN, CONTINENTAL AND GLOBAL DEPOSITARY RECEIPTS

American Depositary Receipts ("ADRs") are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. Global Depositary Receipts ("GDRs") are receipts structured similarly to EDRs and CDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and CDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Funds' respective limitations with respect to such securities, if any. If a Fund invests in an unsponsored ADR, EDR, CDR or GDR, there may be less information available to the Fund concerning the issuer of the securities underlying the unsponsored ADR, EDR, CDR or GDR than is available for an issuer of securities underlying a sponsored ADR, EDR, CDR or GDR. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs, CDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

TEMPORARY CASH BALANCES

The Funds may hold very small temporary cash balances to efficiently manage transactional expenses. These cash balances are expected, under normal conditions, not to exceed 2% of each Fund's net assets at any time (excluding amounts used as margin and segregated assets with respect to futures transactions and collateral for securities loans and repurchase agreements). The Funds may invest these temporary cash balances in short-term debt obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities ("U.S. Government Securities"), high quality commercial paper (rated A-1 or better by S&P or

P-1 or better by Moody's), certificates of deposit and time deposits of banking institutions having total assets in excess of $1 billion, and repurchase agreements collateralized by U.S. Government Securities. The Funds may also hold these investments in connection with U.S. Treasury rolls, which are not subject to the 2% limitation above.

TAXES


The following discussion of U.S. federal income tax consequences of investment in the Fund is based on the Internal Revenue Code of 1986, as amended ("the Code"), U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. In this section, all discussions of taxation at the shareholder and fund levels relate to U.S. federal taxes only. Consult your tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons or not U.S. citizens or resident aliens.


FEDERAL TAXES. Although it may be one of several series in a single trust, each Fund is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund has elected (or in the case of a new fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets.


To qualify for the special tax treatment accorded "regulated investment company" and its shareholders, a Fund must (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) net income derived from interests in "qualified publicly traded partnerships" (as defined below); (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total assets consists of cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its total assets is invested (x) in the securities (other than U.S. government securities or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or
(y) in the securities of one or more "qualified publicly traded partnerships" (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid -- generally, ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income, for such year.



In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in
(a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. In addition, for purposes of meeting the diversification requirement described in
(b) above, in the case of a Fund's investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan participation as an issuer. Finally, for purposes of (b) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.



As a regulated investment company that is accorded special tax treatment, a Fund will not be subject to any federal income taxes on its net investment income and net realized capital gains that it distributes to shareholders in the form of dividends and in accordance with the timing requirements imposed by the Code. A Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions (including any distributions of net tax-exempt income and net long-term capital gains) would generally be taxable as ordinary income to the shareholders, except to the extent they were treated as "qualified dividend income," as described below. Some portions of distributions taxed at the fund level might be eligible for the dividends-received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.



The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. Investment company taxable income (which is retained by the Fund) will be subject to tax at regular corporate rates. The Fund may also retain for investment its net capital gain. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.


If a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 of such year (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the underdistributed amounts. For these purposes, any income or gain retained by a Fund that is subject to corporate tax will be considered to have been distributed by year-end. A dividend paid to shareholders by a Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.


DIVIDENDS RECEIVED DEDUCTIONS. Dividends of net investment income received by corporate shareholders of the Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (3 to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of the Code.


RETURN OF CAPITAL DISTRIBUTIONS. If a Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated "earning and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of such shares. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

FUNDS THAT INVEST IN U.S. GOVERNMENT SECURITIES. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by a Fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by

U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their Fund shares and distributions and redemption proceeds received from the Fund.

FUND DISTRIBUTIONS. For federal income tax purposes, distributions from a Fund of investment income (other than qualified dividend income and exempt-interest dividends, as discussed below) will generally be taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares in the Fund. In general, any distributions taxable as long-term capital gains will be taxed to shareholders who are individuals at a maximum rate of 15% for taxable years beginning before January 1, 2011. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.


Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether received in cash or reinvested in Fund shares. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder.



QUALIFIED DIVIDEND INCOME. For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" and received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Funds that invest substantially in bonds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.


In general, distributions of investment income properly designated by a Fund as derived from qualified dividend income may be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to his or her shares. If the aggregate qualified dividends received by a fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.


To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income and thus will not be eligible for taxation at the rates applicable to long-term capital gain.



DISTRIBUTIONS FROM TAX-EXEMPT FUNDS. Each tax-exempt Fund will qualify to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Funds' taxable year, it has at least 50% of its total assets invested in obligations the interest on which is exempt from federal income tax. Distributions that a Fund properly designates as exempt-interest dividends will be treated as interest excludable from shareholders' gross income for federal tax purposes (but may be taxable for federal alternative minimum tax ("AMT") purposes and for state and local tax purposes). The tax-exempt portion of dividends paid will be designated within 60 days after year-end based upon the ratio of net tax-exempt income to total net investment income earned during the year. That ratio may be substantially different from the ratio of net tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.

Income from certain "private activity bonds" issued after August 7, 1986, is treated as a tax preference item for the AMT at the maximum rate of 28% for individuals and 20% for corporations. If the Fund invests in private activity bonds, shareholders may be subject to the AMT on that part of the distributions derived from interest income on such bonds. Interest on all tax-exempt bonds is included in corporate adjusted current earnings when computing the AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is included in a corporation's alternative minimum taxable income.

Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are generally taxable to shareholders as ordinary income. Any distributions of long-term capital gains will in general be taxable to shareholders as long-term capital gains (generally subject to a maximum 15% tax rate for shareholders who are individuals) regardless of the length of time Fund shares are held by the shareholder.

A tax-exempt Fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the Fund's ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993, with a term at time of issue of more than one year is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its "stated redemption price" (in the case of a bond with original issue discount, its "revised issue price").


Gains realized by the Fund on sale or exchange of investments that generate tax-exempt income will be taxable to shareholders. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.


Shareholders receiving social security and certain retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income, including tax-exempt dividends from a Fund. If you receive social security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, an investment in a Fund may have on the federal taxation of your benefits.

SPECIAL TAX RULES APPLICABLE TO TAX-EXEMPT FUNDS. In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users, as further defined in the Code. Income derived from the Fund's investments other than tax-exempt instruments may give rise to taxable income. The Fund's shares must be held for more than six months in order to avoid the disallowance of a capital loss on the sale of Fund shares to the extent of exempt-interest dividends paid during that period. Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

SALES OF SHARES. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise the gain on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term capital loss if the shares have been held more than one year and otherwise as short-term capital loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.


Under Treasury regulations, if on a disposition of Fund shares a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. You are advised to consult with your tax advisor to determine the applicability of these regulations with regard to your individual circumstances.



BACKUP WITHHOLDING. Certain distributions and redemptions may be subject to backup withholding for a shareholder who fails to furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that the shareholder is a United States person and is not subject to the withholding. This number and certification may be provided by either a Form W-9 or the accompanying application. In certain instances, CMS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding. The backup withholding rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010. Backup withholding is not an additional tax. However, it may apply to distributions that are properly designated as exempt-interest dividends. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.


In order for a foreign investor to qualify for exemption from the backup withholding tax rates under income tax treaties, such foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisors in this regard.

HEDGING TRANSACTIONS. If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund and its shareholders.

SECURITIES ISSUED AT A DISCOUNT. A Fund's investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, the Fund may be required to sell assets (possibly at a time when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.


In particular, some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.



In addition, some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.



Finally, some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt obligations. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.



HIGHER-RISK SECURITIES. Certain Funds may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.



A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.



FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. A Fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Certain hedging activities (including transactions in foreign currencies or foreign currency-denominated instruments) may produce a difference between the Fund's book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.



Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes; however if more than 50% of a Fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the Fund may make an election permitting its shareholders to take a deduction or credit for federal income tax purposes for their pro rata portion of certain qualified foreign taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. The Advisor will consider the value of the benefit to a typical shareholder, the cost to the Fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit or deduction in respect of foreign taxes will be subject to certain limitations imposed by the Code, including a holding period requirement, as a result of which a shareholder may not get a full credit or deduction for the amount of foreign taxes so paid by the Fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.



Investment by a Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from such company or on the proceeds from the sale of its investment in such a company. A "passive foreign investment company" is any foreign corporation: (i) 75% or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons. The tax on PFIC distributors and the sale of interests in PFICS cannot be eliminated by making distributions to Fund shareholders; however, it can be avoided by making an election to mark such investments to market annually (treating gains as ordinary income) or to treat the passive foreign investment company as a "qualified electing fund" (a "QEF election"). In this case, the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."



NON-U.S. SHAREHOLDERS. In general, dividends (other than Capital Gain Dividends and exempt-interest dividends) paid by a Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign shareholder") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, for taxable years of a Fund beginning before January 1, 2008, the Fund will not be required to withhold any amounts
(i) with respect to distributions (other than distributions to a foreign shareholder (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. Depending on the circumstances, a Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund makes a designation with respect to a payment. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.


If a beneficial holder who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.


Special rules apply to the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from USRPIs, which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Effective after December 31, 2004, and before January 1, 2008, if the Fund is a U.S. real property holding corporation (as described above), the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of whose stock was held directly or indirectly by foreign persons. In respect of dividends paid or deemed paid before January 1, 2008, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.



Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund, exempt -- interest dividends or Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares are USRPIs or the Capital Gain Dividends are USRPI Distributions.



If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.



A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.


Foreign shareholders in a Fund should consult their tax advisors with respect to the potential application of the above rules.


SHARES PURCHASED THROUGH TAX-QUALIFIED PLANS. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.



ADDITIONAL TAX MATTERS CONCERNING TRUST SHARES (THIS SECTION IS APPLICABLE ONLY TO THE COLUMBIA LARGE CAP GROWTH FUND)


FEDERAL GIFT TAXES. An investment in Trust Shares may be a taxable gift for federal tax purposes, depending upon the option selected and other gifts that the donor and his or her spouse may make during the year.


Under the Columbia Advantage Plan, the entire amount of the gift will be a "present interest" that qualifies for the federal gift tax annual exclusion. In that case, the donor will be required to file a federal gift tax return (Form
709) on account of this gift only if (i) the aggregate present interest gifts by the donor to the particular beneficiary (including the gift of Trust Shares) exceeds the federal gift tax annual exclusion, which in 2007 is $12,000, or (ii) the donor wishes to elect gift splitting on gifts with his or her spouse for the year. The trustee will notify the beneficiary of his or her right of withdrawal promptly following any contribution under the Advantage Plan. The donor and his or her spouse may elect "gift splitting" for any gift of Trust Shares (other than a gift to such spouse), meaning that the donor and his or her spouse may elect to treat the donor's gift as having been made one-half by each of them. Under the Columbia Advantage Plan, gift splitting would allow a donor's gift of up to $24,000 to quality for the federal gift tax annual exclusion.


Under the Columbia Gift Plan, the entire amount of the gift will be a "future interest" for federal gift tax purposes, so that none of the gift will qualify for the federal gift tax annual exclusion. Consequently, the donor will have to file a federal gift tax return (IRS Form 709) reporting the entire amount of the gift, even if the gift is less than $12,000.


No federal gift tax will be payable by the donor until his or her cumulative taxable gifts (i.e., gifts other than those qualifying for the annual exclusion or otherwise exempt), including taxable gifts of other assets as well as any taxable gifts of Trust Shares, exceed the federal gift tax exemption equivalent amount, which is $1,000,000 for gifts made after December 31, 2001, and before January 1, 2010.



Any gift of Trust Shares that does not qualify as a present interest or that exceeds the available annual exclusion amount will reduce the amount of the donor's federal gift and estate tax exemption (if any) that would otherwise be available for future gifts or transfers at death.



The donor's gift of Fund shares may also have to be reported for state gift tax purposes, if the state in which the donor resides imposes a gift tax. Many states do not impose such a tax. Some states follow the federal rules concerning the types of transfers subject to tax and the availability of the annual exclusion.

GENERATION-SKIPPING TRANSFER TAXES. If the beneficiary of a gift of Trust Shares is a relative who is two generations or more younger than the donor, or is not a relative and is more than 37 1/2 years younger than the donor, the gift will be subject in whole or in part to the generation-skipping transfer tax (the "GST tax") unless the gift is made under the Columbia Advantage Plan and does not exceed the available annual exclusion amount. An exemption (the "GST exemption"), equal to $2,000,000 in 2007, is allowed against this tax, and so long as the GST exemption has not been used by other transfers it will automatically be allocated to a gift of Trust Shares that is subject to the GST tax unless the donor elects otherwise. Such an election is made by reporting the gift on a timely filed gift tax return and paying the applicable GST tax. The GST tax is imposed at a flat rate (45% for gifts made in 2007) on the amount of the gift, and payment of the tax by the donor is treated as an additional gift for gift tax purposes.



INCOME TAXES. The Internal Revenue Service takes the position that a trust beneficiary who is given a power of withdrawal over contributions to the trust should be treated, for federal income tax purposes, as the "owner" of the portion of the trust that was subject to the power. Accordingly, if the donor selects Columbia Advantage Trust Shares, the beneficiary will be treated as the "owner" of all of the Fund shares in the account for federal income tax purposes, and will be required to report all of the income and capital gains earned in the trust on his or her personal federal income tax return. The trust will not pay federal income taxes on any of the trust's income or capital gains. The trustee will prepare and file the federal income tax information returns that are required each year (and any state income tax returns that may be required), and will send the beneficiary a statement following each year showing the amounts (if any) that the beneficiary must report on his or her federal and state income tax returns for that year. If the beneficiary is under eighteen years of age, these amounts may be subject to federal income taxation at the marginal rate applicable to the beneficiary's parents. The beneficiary may at any time after the creation of the trust irrevocably elect to require the trustee to pay him or her a portion of the trust's income and capital gains annually thereafter to provide funds with which to pay any resulting income taxes, which the trustee will do by redeeming Trust Shares. The amount distributed will be a fraction of the trust's ordinary income and short-term capital gains and the trust's long-term capital gains equal to the highest marginal federal income tax rate imposed on each type of income (currently, 35% and 15%, respectively). If the beneficiary selects this option, he or she will receive those fractions of his or her trust's income and capital gains annually for the duration of the trust.



Under the Columbia Advantage Plan, the beneficiary will also be able to require the trustee to pay his or her tuition, room and board and other expenses of his or her college or post-graduate education, and the trustee will raise the cash necessary to fund these distributions by redeeming Trust Shares. Any such redemption will result in the realization of capital gain or loss on the shares redeemed, which will be reportable by the beneficiary on his or her income tax returns for the year in which the shares are redeemed, as described above. Payments must be made directly to the educational institution.


If the donor selects the Columbia Gift Plan, the trust that he or she creates will be subject to federal income tax on all income and capital gains realized by it, less a $100 annual exemption (in lieu of the personal exemption allowed to individuals). The amount of the tax will be determined under the tax rate schedule applicable to estates and trusts, which is more sharply graduated than the rate schedule for individuals, reaching the same maximum marginal rate for ordinary income or short-term capital gains (currently, 35%), but at a much lower taxable income level than would apply to an individual. It is anticipated, however, that most of the gains taxable to the trust will be long-term capital gain, on which the federal income tax rate is currently limited to 15%. The trustee will raise the cash necessary to pay any federal or state income taxes by redeeming Fund shares. The beneficiary will not pay federal income taxes on any of the trust's income or capital gains, except those earned in the year when the trust terminates. The trustee will prepare and file all federal and state income tax returns that are required each year, and will send the beneficiary an information statement for the year in which the trust terminates showing the amounts (if any) that the beneficiary must report on his or her federal and state income tax returns for that year.

When the trust terminates, the distribution of the remaining shares held in the trust to the beneficiary will not be treated as a taxable disposition of the shares. Any Fund shares received by the beneficiary will have the same cost basis as they had in the trust at the time of termination. Any Fund shares received by the beneficiary's estate will have a basis equal to the value of the shares at the beneficiary's death (or the alternate valuation date for federal estate tax purposes, if elected).

CONSULTATION WITH QUALIFIED ADVISOR Due to the complexity of federal and state gift, GST and income tax laws pertaining to all gifts in trust, prospective donors should consider consulting with their financial or tax advisor before investing in Trust Shares.

MANAGEMENT OF THE FUNDS Columbia Management Advisors, LLC ("Columbia Advisors" or "CMA" or the "Advisor"), located at 100 Federal Street, Boston, Massachusetts 02110 is the Advisor to the Funds. The Advisor provides administrative and management services to the Funds. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is an indirect, wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005 Columbia Management was the investment advisor to the Funds. As a result of the merger, Columbia Advisors is now the investment advisor to the Funds. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

The overall investment activities of the Advisor and its affiliates may limit the investment opportunities for a Fund in certain markets in which limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, a Fund's activities also may be restricted because of regulatory restrictions applicable to the Advisor and its affiliates, and/or their internal policies.

TRUSTEES AND OFFICERS (THIS SECTION APPLIES TO ALL OF THE FUNDS)

Information regarding the Trustees and officers of the Funds together with their principal business occupations during the last five years (their titles may have varied during that period) is shown below. Unless otherwise noted, the address for each Trustee and officer is c/o Columbia Funds, Mail Stop MA5-515-11-05, One Financial Center, Boston, MA 02111.

                                                                                             Number of
                                                                                           Portfolios in
                                                    Year First                             Columbia Fund
                                                    Elected or                                Complex
                                                    Appointed     Principal Occupation(s)    Overseen      Other Directorships
Name and Year of Birth     Position with Funds     to Office(1)   During Past Five Years    by Trustee           Held(2)
----------------------    ----------------------   ------------   -----------------------  -------------   -------------------

DISINTERESTED TRUSTEES

Thomas C. Theobald         Trustee and Chairman        1996       Partner and Senior            81         Anixter
(Born 1937)                    of the Board                       Advisor, Chicago Growth                  International
                                                                  Partners (private                        (network support
                                                                  equity investing) since                  equipment
                                                                  September, 2004;                         distributor);
                                                                  Managing Director,                       Ventas, Inc. (real
                                                                  William Blair Capital                    estate investment
                                                                  Partners (private                        trust); Jones Lang
                                                                  equity investing) from                   LaSalle (real
                                                                  September, 1994 to                       estate management
                                                                  September, 2004.                         services) and Ambac
                                                                                                           Financial Group
                                                                                                           (financial guaranty
                                                                                                           insurance)

Douglas A. Hacker         Trustee                      1996       Independent business          81         Nash Finch Company
(Born 1955)                                                       executive since May,                     (food distributor);
                                                                  2006; Executive Vice                     Aircastle Limited
                                                                  President -- Strategy                    (aircraft leasing)
                                                                  of United Airlines
                                                                  (airline) from
                                                                  December, 2002 to May,
                                                                  2006; President of UAL
                                                                  Loyalty Services
                                                                  (airline marketing
                                                                  company) from
                                                                  September, 2001 to
                                                                  December, 2002;
                                                                  Executive Vice
                                                                  President and Chief
                                                                  Financial Officer of
                                                                  United Airlines from
                                                                  July, 1999 to
                                                                  September, 2001.

                                        33


                                                                                             Number of
                                                                                           Portfolios in
                                                    Year First                             Columbia Fund
                                                    Elected or                                Complex
                                                    Appointed     Principal Occupation(s)    Overseen      Other Directorships
Name and Year of Birth     Position with Funds     to Office(1)   During Past Five Years    by Trustee           Held(2)
----------------------    ----------------------   ------------   -----------------------  -------------   -------------------

DISINTERESTED TRUSTEES

Janet Langford Kelly      Trustee                      1996       Deputy General                81         None
(Born 1957)                                                       Counsel -- Corporate
                                                                  Legal Services,
                                                                  ConocoPhillips
                                                                  (integrated petroleum
                                                                  company) since August,
                                                                  2006; Partner, Zelle,
                                                                  Hofmann, Voelbel, Mason
                                                                  & Gette LLP (law firm)
                                                                  from March, 2005 to
                                                                  July, 2006; Adjunct
                                                                  Professor of Law,
                                                                  Northwestern
                                                                  University, from
                                                                  September, 2004 to
                                                                  June, 2006; Director,
                                                                  UAL Corporation
                                                                  (airline) from
                                                                  February, 2006 to July,
                                                                  2006; Chief
                                                                  Administrative Officer
                                                                  and Senior Vice
                                                                  President, Kmart
                                                                  Holding Corporation
                                                                  (consumer goods), from
                                                                  September, 2003 to
                                                                  March, 2004; Executive
                                                                  Vice
                                                                  President -- Corporate
                                                                  Development and
                                                                  Administration, General
                                                                  Counsel and Secretary,
                                                                  Kellogg Company (food
                                                                  manufacturer), from
                                                                  September, 1999 to
                                                                  August, 2003.

Richard W. Lowry          Trustee                      1995       Private Investor since        81         Liberty All-Star
(Born 1936)                                                       August, 1987 (formerly                   Equity Fund
                                                                  Chairman and Chief                       (registered
                                                                  Executive Officer, U.S.                  investment
                                                                  Plywood Corporation                      company); Liberty
                                                                  (building products                       All-Star Growth
                                                                  manufacturer) until                      Fund, Inc.
                                                                  1987).                                   (registered
                                                                                                           investment company)


                                        34


                                                                                             Number of
                                                                                           Portfolios in
                                                    Year First                             Columbia Fund
                                                    Elected or                                Complex
                                                    Appointed     Principal Occupation(s)    Overseen      Other Directorships
Name and Year of Birth     Position with Funds     to Office(1)   During Past Five Years    by Trustee           Held(2)
----------------------    ----------------------   ------------   -----------------------  -------------   -------------------

DISINTERESTED TRUSTEES

Charles R. Nelson         Trustee                      1981       Professor of Economics,       81         None
(Born 1943)                                                       University of
                                                                  Washington since
                                                                  January, 1976; Ford and
                                                                  Louisa University of
                                                                  Washington Van Voorhis
                                                                  Professor of Political
                                                                  Economy, University of
                                                                  Washington, since
                                                                  September, 1993;
                                                                  Director, Institute for
                                                                  Economic Research,
                                                                  University of
                                                                  Washington from
                                                                  September, 2001 to
                                                                  June, 2003; Adjunct
                                                                  Professor of
                                                                  Statistics, University
                                                                  of Washington since
                                                                  September, 1980;
                                                                  Associate Editor,
                                                                  Journal of Money Credit
                                                                  and Banking since
                                                                  September, 1993;
                                                                  consultant on
                                                                  econometric and
                                                                  statistical matters.

John J. Neuhauser         Trustee                      1985       University Professor,         81         Liberty All-Star
(Born 1942)                                                       Boston College since                     Equity Fund
                                                                  November, 2005;                          (registered
                                                                  Academic Vice President                  investment
                                                                  and Dean of Faculties,                   company); Liberty
                                                                  Boston College from                      All-Star Growth
                                                                  August, 1999 to                          Fund, Inc.
                                                                  October, 2005.                           (registered
                                                                                                           investment company)

Patrick J. Simpson        Trustee                      2000       Partner, Perkins Coie         81         None
(Born 1944)                                                       L.L.P. (law firm).

Thomas E. Stitzel         Trustee                      1998       Business Consultant           81         None
(Born 1936)                                                       since 1999; Chartered
                                                                  Financial Analyst.


                                        35



                                                                                             Number of
                                                                                           Portfolios in
                                                    Year First                             Columbia Fund
                                                    Elected or                                Complex
                                                    Appointed     Principal Occupation(s)    Overseen      Other Directorships
Name and Year of Birth     Position with Funds     to Office(1)   During Past Five Years    by Trustee           Held(2)
----------------------    ----------------------   ------------   -----------------------  -------------   -------------------

Anne-Lee Verville         Trustee                      1998       Retired since 1997            81         None
(Born 1945)                                                       (formerly General
                                                                  Manager, Global
                                                                  Education Industry, IBM
                                                                  Corporation (computer
                                                                  and technology) from
                                                                  1994 to 1997).
INTERESTED TRUSTEE

William E. Mayer(3)       Trustee                      1994       Partner, Park Avenue          81         Lee Enterprises
(Born 1940)                                                       Equity Partners                          (print media), WR
                                                                  (private equity) since                   Hambrecht + Co.
                                                                  February, 1999, Dean                     (financial service
                                                                  and Professor, College                   provider);
                                                                  of Business, University                  Reader's Digest
                                                                  of Maryland, 1992 to                     (publishing).
                                                                  1997.



---------------

(1) The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Fund Complex.

(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").

(3) Mr. Mayer is an "interested person" (as defined in the 1940 Act) of the Columbia Funds by reason of his affiliation with WR Hambrecht + Co., a registered broker-dealer that may execute portfolio transactions for or engage in principal transactions with the Fund or other funds or clients advised by the Advisor or its affiliates.


                                                    Year First
                                                    Elected or
Name, Year of Birth and                             Appointed
Address                    Position with Funds      to Office     Principal Occupation(s) During Past Five Years
-----------------------   ----------------------   ------------   ----------------------------------------------
OFFICERS

Christopher L. Wilson     President                    2004       Head of Mutual Funds since August, 2004 and
(Born 1957)                                                       Managing Director of the Advisor since
                                                                  September, 2005; President and Chief Executive
                                                                  Officer, CDC IXIS Asset Management Services,
                                                                  Inc. (investment management) from September,
                                                                  1998 to August, 2004.

James R. Bordewick, Jr.   Senior Vice President,       2006       Associate General Counsel, Bank of America
(Born 1959)               Secretary and                           since April, 2005; Senior Vice President and
                          Chief Legal Officer                     Associate General Counsel, MFS Investment
                                                                  Management (investment management)
                                                                  prior to April, 2005.

J. Kevin Connaughton      Senior Vice President,       2000       Managing Director of the Advisor since
(Born 1964)               Chief Financial                         February, 1998.
                          Officer and Treasurer

Linda J. Wondrack         Senior Vice President        2007       Director (Columbia Management Group LLC and
(Born 1964)               and Chief Compliance                    Investment Product Group Compliance), Bank of
                          Officer                                 America since June 2005; Director of Corporate
                                                                  Compliance and Conflicts Officer, MFS
                                                                  Investment Management (investment management),
                                                                  August 2004 to May 2005; Managing Director,
                                                                  Deutsche Asset Management (investment
                                                                  management) prior to August 2004.

Michael G. Clarke         Chief Accounting             2004       Director of Fund Administration since January,
(Born 1969)               Officer and                             2006; Managing Director of Columbia Management
                          Assistant Treasurer                     Advisors, LLC September, 2004 to December,
                                                                  2005; Vice President Fund Administration June,
                                                                  2002 to September, 2004. Vice President
                                                                  Product Strategy and Development from
                                                                  February, 2001 to June, 2002.

Stephen T. Welsh          Vice President               1996       President, Columbia Management Services, Inc.
(Born 1957)                                                       since July, 2004; Senior Vice President and
                                                                  Controller, Columbia Management Services, Inc.
                                                                  prior to July, 2004.

Jeffrey R. Coleman        Deputy Treasurer             2004       Director of Fund Administration since January,
(Born 1969)                                                       2006; Fund Controller from October, 2004 to
                                                                  January 2006; Vice President of CDC IXIS Asset
                                                                  Management Services, Inc. (investment
                                                                  management) from August, 2000 to September,
                                                                  2004.

Joseph F. DiMaria         Deputy Treasurer             2004       Director of Fund Administration since January,
(Born 1968)                                                       2006; Head of Tax/Compliance and Assistant
                                                                  Treasurer from November, 2004 to December,
                                                                  2005; Director of Trustee Administration
                                                                  (Sarbanes-Oxley) from May, 2003 to October,
                                                                  2004; Senior Audit Manager,
                                                                  PricewaterhouseCoopers (independent registered
                                                                  public accounting firm) from July, 2000 to
                                                                  April, 2003.

Ty S. Edwards             Deputy Treasurer             2004       Director of Fund Administration since January,
(Born 1966)                                                       2006; Vice President of the Adviser from July,
                                                                  2002 to December, 2005; Assistant Vice
                                                                  President and Director, State Street
                                                                  Corporation (financial services) prior to
                                                                  2002.

Kathryn Dwyer-Thompson    Assistant Treasurer          2006       Vice President, Mutual Fund Accounting
(Born 1967)                                                       Oversight of the Advisor since December 2004;
                                                                  Vice President, State Street Corporation
                                                                  (financial services) prior to December 2004.



                                        37



                                                    Year First
                                                    Elected or
Name, Year of Birth and                             Appointed
Address                    Position with Funds      to Office     Principal Occupation(s) During Past Five Years
-----------------------   ----------------------   ------------   ----------------------------------------------
OFFICERS

Marybeth C. Pilat         Assistant Treasurer          2006       Vice President, Mutual Fund Valuation of the
(Born 1968)                                                       Advisor since January 2006; Vice President,
                                                                  Mutual Fund Accounting Oversight of the
                                                                  Advisor prior to January 2006.

Philip N. Prefontaine     Assistant Treasurer          2006       Vice President, Mutual Fund Reporting of the
(Born 1948)                                                       Advisor since November 2004; Assistant Vice
                                                                  President of CDC IXIS Asset Management
                                                                  Services, Inc. (investment management) prior
                                                                  to November 2004.

Keith E. Stone            Assistant Treasurer          2006       Vice President, Trustee Reporting of the
(Born 1974)                                                       Advisor since September 2003; Manager,
                                                                  Investors Bank & Trust Company (financial
                                                                  services) from December 2002 to September
                                                                  2003; Audit Senior, Deloitte & Touche, LLP
                                                                  (independent registered public accounting
                                                                  firm) prior to December 2002.

Barry S. Vallan           Controller                   2006       Vice President-Fund Treasury of the Advisor
(Born 1969)                                                       since October, 2004; Vice President-Trustee
                                                                  Reporting from April, 2002 to October, 2004;
                                                                  Management Consultant, PricewaterhouseCoopers
                                                                  (independent registered public accounting
                                                                  firm) prior to October, 2002.

Peter T. Fariel           Assistant Secretary          2006       Associate General Counsel, Bank of America
(Born 1957)                                                       since April, 2005; Partner, Goodwin Procter
                                                                  LLP (law firm) prior to April, 2005.

Ryan C. Larrenaga         Assistant Secretary          2005       Assistant General Counsel, Bank of America
(Born 1970)                                                       since March, 2005; Associate, Ropes & Gray LLP
                                                                  (law firm) from 1998 to February, 2005.

Julian Quero              Assistant Treasurer          2003       Senior Compliance Manager of the Advisor since
(Born 1967)                                                       April, 2002; Assistant Vice President of Taxes
                                                                  and Distributions of the Advisor from 2001 to
                                                                  April, 2002.



Each of the Trust's Trustees and officers hold comparable positions with certain other funds of which the Advisor or its affiliates is the investment advisor or distributors and, in the case of certain of the officers, with certain affiliates of the Advisor.

The Trustees and officers serve terms of indefinite duration. Each Fund held a shareholders' meeting in 2005, and will hold a shareholders' meeting at least once every five years thereafter to elect Trustees.

Trustee Positions


As of December 31, 2006, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the funds in the Fund Complex or any person controlling, controlled by or under common control with any such entity.


General

The Trustees serve as trustees of 81 registered investment companies managed by the Advisor for which each Trustee receives a retainer at the annual rate of $75,000, an attendance fee of $10,500 for each regular and special joint board meeting and $1,000 for each special telephonic joint board meeting. Mr. Theobald serves as the Chairman of the Board. As the independent chairman of the board, Mr. Theobald receives a supplemental retainer at the annual rate of $100,000; the chair of the Audit Committee receives a supplemental retainer at the annual rate of $20,000; the chair of the Advisory Fees and Expenses Committee receives a supplemental retainer at the annual rate of $15,000; the chairs of the Compliance Committee and the Governance Committee each receive supplemental retainers at the annual rate of $10,000. Members of each committee, including the Investment Oversight Committee, receive $2,500 for each committee meeting and $1,000 for each telephonic committee meeting. The Audit Committee chair receives a supplement of $500 for each Audit Committee meeting. Committee members receive $2,500 for each special committee meeting attended on a day other than a regular joint board meeting day. Two-thirds of the Trustee fees are allocated among the Funds based on each Fund's relative net assets and one-third of the fees is divided equally among the Funds.

Officers of the Trust, who are also officers of the Advisor or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust.

The Agreement and Declaration of Trust ("Declaration") of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

The Trustees have the authority to convert the Funds into a master fund/feeder fund structure. Under this structure, a Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions as the Fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

MANAGEMENT AGREEMENT

Under a Management Agreement (the "Agreement"), the Advisor has contracted to furnish each Fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each Fund pays a monthly fee based on the average of the daily closing value of the total net assets of each Fund for such month. Under the Agreement, any liability of the Advisor to the Trust, a Fund and/or its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

The Agreement may be terminated with respect to the Fund at any time on 60 days' written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually
(i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Advisor pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. CMD pays the cost of printing and distributing all other Prospectuses.

ADMINISTRATION AGREEMENT (THIS SECTION APPLIES ONLY TO CERTAIN FUNDS AND THEIR RESPECTIVE TRUSTS. SEE "FUND CHARGES AND EXPENSES" IN PART 1 OF THIS SAI FOR INFORMATION REGARDING YOUR FUND).


Under an Administration Agreement, the Advisor, in its capacity as the Administrator to each Fund, has contracted to perform certain administrative services:



The Advisor is paid a monthly fee at the annual rate of average daily net assets set forth in Part 1 of this SAI.


TRUST SERVICES AGREEMENT


Pursuant to a Trust Services Agreement, CMS provides the Columbia Large Cap Growth Fund's Class E and Class F with trust administration services, including tax return preparation and filing, other tax and beneficiary reporting and recordkeeping. CMS's fee is described in the Prospectuses of the Columbia Tax-Managed Growth Fund.

THE PRICING AND BOOKKEEPING AGREEMENT

The Advisor is responsible for providing accounting and bookkeeping services to each Fund pursuant to a pricing and bookkeeping agreement. Under separate agreements ("Outsourcing Agreements"), the Advisor has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor pays fees to State Street under the Outsourcing Agreements. SEE "FUND CHARGES AND EXPENSES" IN PART 1 OF THIS SAI FOR INFORMATION ON THESE FEES.

PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS. The Advisor acts as investment advisor to each of the Funds. Various officers and Trustees of the Trust also serve as officers or Trustees of other funds and the other corporate or fiduciary clients of the Advisor. The Funds and clients advised by the Advisor or the Funds administered by the Advisor sometimes invest in securities in which the Fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options ("other instruments"). If the Fund, such other funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the Fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the Funds outweighs the disadvantages, if any, which might result from these practices.

POTENTIAL CONFLICTS OF INTEREST IN MANAGING MULTIPLE ACCOUNTS

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Advisor believes are faced by investment professionals at most major financial firms. The Advisor and the Trustees of the Columbia Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

- The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

- The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

- The trading of other accounts could be used to benefit higher-fee accounts (front- running).

- The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, the Advisor's investment professionals do not have the opportunity to invest in client accounts, other than the Columbia Funds.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold -- for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

"Cross trades," in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Advisor and the Funds' Trustees have adopted compliance procedures that provide that any transactions between a Fund and another Columbia-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The Advisor or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A Fund's portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the Advisor, including each Fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Advisor and each Fund, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of each Fund.

BROKERAGE AND RESEARCH SERVICES. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute securities transactions for a Fund.

The Advisor places the transactions of the Funds with broker-dealers selected by the Advisor and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The Funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The Funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

It is the Advisor's policy generally to seek best execution, which is to place the Funds' transactions where the Funds can be expected to obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

Securities transactions of the Funds may be executed by broker-dealers who also provide research services (as defined below) to the Advisor and the Funds. The Advisor may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the Fund. To the extent that such services are used by the Advisor, they tend to reduce the Advisor's expenses. In the Advisor's opinion, it is impossible to assign an exact dollar value for such services.

The Trustees have authorized the Advisor to cause the Funds to pay a broker-dealer which provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Advisor's overall responsibilities to the Funds and all its other clients.

The Trustees have authorized the Advisor to utilize the services of a clearing agent with respect to all call options written by Funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently
1.25 cents) on the sale of the underlying security upon the exercise of an option written by a Fund.

The Advisor may use the services of affiliated broker-dealers, when buying or selling securities for a Fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions a Fund pays to affiliates of the Advisor on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through affiliates of the Advisor so that the Trustees may consider whether such trades complied with these procedures and the Rule.

PRINCIPAL UNDERWRITER

CMD is the principal underwriter of the Trust's shares. CMD has no obligation to buy the Funds' shares, and purchases the Funds' shares only upon receipt of orders from authorized FSFs or investors.

INVESTOR SERVICING AND TRANSFER AGENT

CMS is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. The fee paid to CMS is based on number of accounts plus reimbursement for certain out-of-pocket expenses. SEE "FUND CHARGES AND EXPENSES" IN PART 1 OF THIS SAI FOR INFORMATION ON FEES RECEIVED BY CMS. The agreement continues indefinitely but may be terminated by 90 days' notice by the Fund to CMS or generally by 6 months' notice by CMS to the Fund. The agreement limits the liability of CMS to the Fund for loss or damage incurred by the Fund to situations involving a failure of CMS to use reasonable care or to act in good faith and without negligence in performing its duties under the agreement. The Fund will indemnify CMS from, among other things, any and all claims, actions, suits, losses, costs, damages, and expenses incurred by it in connection with its acceptance of this Agreement, provided that: (i) to the extent such claims, actions, suits, losses, costs, damages, or expenses relate solely to a particular series or group of series of shares, such indemnification shall be only out of the assets of that series or group of series; (ii) this indemnification shall not apply to actions or omissions constituting negligence or misconduct of CMS or its agents or contractors, including but not limited to willful misfeasance, bad faith or gross negligence in the performance of their duties, or reckless disregard of their obligations and duties under this Agreement; and (iii) CMS shall give a Fund prompt notice and reasonable opportunity to defend against any such claim or action in its own name or in the name of CMS.

CODE OF ETHICS

The Funds, the Advisor, and CMD have adopted Codes of Ethics pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. These Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

ANTI-MONEY LAUNDERING COMPLIANCE

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional information from you to verify your identity. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account, halting all shareholder activity with respect to such account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit a Fund to inform the shareholder that it has taken the actions described above.

PROXY VOTING POLICIES AND FUND PROXY VOTING RECORD

The Fund has delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor's Proxy Committee is composed of representatives of the Advisor's equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor's proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

The Advisor's proxy voting guidelines and procedures are included in this SAI as Appendix II. In accordance with SEC regulations, the fund's proxy voting record for the last twelve-month period ended June 30 has been filed with the SEC. You may obtain a copy of the fund's proxy voting record (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov; and (iii) without charge, upon request, by calling 800-368-0346.


DISCLOSURE OF FUND INFORMATION. The Board has adopted policies and procedures with respect to the disclosure of the Funds' portfolio holdings by the Funds, CMA and their affiliates. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interest of Fund shareholders and to address conflicts between the interests of a Fund's shareholders, on the one hand, and those of CMA, CMD or any affiliated person of a Fund, on the other. These policies and procedures provide that Fund portfolio holdings information generally may not be disclosed to any party prior to: (1) the business day next following the posting of such information on the Funds' website, if applicable, or (2) the time a Fund discloses the information in a publicly available SEC filing required to include such information. Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The Board will be updated as needed regarding compliance with these policies and procedures. The policies and procedures prohibit CMA and the Funds' other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. CMA has also adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.



PUBLIC DISCLOSURES. The Funds' portfolio holdings are currently disclosed to the public through required filings with the SEC and on the Funds' website. This information is available on the Funds' website as described below.



       - For equity, convertible, balanced and asset allocation Funds, a complete list of portfolio holdings as of a month-end is posted approximately 30 calendar days after such month-end.



       - For fixed income Funds, a complete list of portfolio holdings as of fiscal quarter-end is posted approximately 60 calendar days after such quarter-end.



       - For money market Funds, a complete list of portfolio holdings as of month-end is posted approximately five business days after such month-end.



Certain Funds shall also disclose their largest holdings, as a percent of market value of the Funds' portfolios, as of month-end on their website generally within 15 days after such month-end; with the equity Funds posting their largest 10-15 holdings, the balanced Funds posting their largest 5 equity holdings, and certain fixed income Funds posting their top 5-15 holdings.



The scope of the information provided pursuant to the Funds' policies relating to each Fund's portfolio that is made available on the website may change from time to time without prior notice.



The Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each Fund's fiscal year). Shareholders may obtain the Funds' Form N-CSR and N-Q filings on the SEC's website at www.sec.gov, a link to which is provided on the Columbia Funds' website. In addition, the Funds' Form N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's website or the operation of the public room.



With respect to the variable insurance trusts, holdings information is disclosed no earlier than the time such information is filed in a publicly available SEC filing required to include such information.

The Funds, CMA and their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisers or other parties, provided that the information is disclosed no earlier than the business day after the date the information is disclosed publicly on the Funds' website or no earlier than the time the Funds file such information in a publicly available SEC filing required to include such information.



OTHER DISCLOSURES. The Funds' policies and procedures provide that no disclosures of the Funds' portfolio holdings may be made prior to the holdings information being made public unless (1) the Funds have a legitimate business purpose for making such disclosure, (2) the Funds' chief executive officer authorizes such non-public disclosure of information, and (3) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.



In determining the existence of a legitimate business purpose, the following factors, and any additional relevant factors, are considered: (1) that any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of CMA; (2) any conflicts of interest between the interests of Fund shareholders, on the one hand, and those of CMA, CMD or any affiliated person of a Fund, on the other; and (3) that prior disclosure to a third party, although subject to a confidentiality agreement, would not make lawful conduct that is otherwise unlawful.



In addition, the Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information in order to assist the Funds with their day-to-day business affairs. In addition to CMA and its affiliates, these service providers include the Funds' sub-advisers, the Funds' independent registered public accounting firm, legal counsel, financial printers, the Funds' proxy solicitor, the Funds' proxy voting service provider, and rating agencies that maintain ratings on certain Columbia Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. The Funds may also disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.



The Funds currently have ongoing arrangements with certain approved recipients to disclose portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure and is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized by the Funds' Chief Executive Officer. These special arrangements are the following:




                                    Compensation/              Conditions/
                                    Consideration         Restrictions on Use of         Frequency of
Identity of Recipient                 Received                 Information                Disclosure
---------------------               -------------         ----------------------         ------------

InvestorTools, Inc.                     None        Access to holdings granted solely    Real time
                                                    for the purpose of testing back
                                                    office conversion of trading
                                                    systems.
ING Insurance Company                   None        Access to holdings granted for       Quarterly
                                                    specific funds for ING's creation
                                                    of client/shareholder materials.
                                                    ING may not distribute materials
                                                    until the holdings information is
                                                    made public.
Institutional Shareholder               None        ISS is the proxy service provider    Daily
  Services, Inc. ("ISS")                            to the Funds. Holdings are only
                                                    redistributed by ISS through
                                                    voting the shares held and within
                                                    the Funds' N-PX filings.
Glass-Lewis                             None        Glass-Lewis receives holdings        Daily
                                                    information in connection with
                                                    testing the firm's proxy services.
CMS Bondedge                            None        CMS Bondedge is the vendor for an    Ad-hoc
                                                    application used by CMA's Fixed
                                                    Income Portfolio Management team
                                                    as an analytical and trading tool.
                                                    CMS Bondedge may receive holdings
                                                    information to assist in resolving
                                                    technical difficulties with the
                                                    application.



                                        45



                                    Compensation/              Conditions/
                                    Consideration         Restrictions on Use of         Frequency of
Identity of Recipient                 Received                 Information                Disclosure
---------------------               -------------         ----------------------         ------------

Linedata Services, Inc.                 None        Linedata is the software vendor      Ad-hoc
                                                    for the LongView Trade Order
                                                    Management System. Linedata may
                                                    receive holdings information to
                                                    assist in resolving technical
                                                    difficulties with the application.
JP Morgan                               None        JP Morgan provides the High Yield    Monthly
                                                    team with peer group analysis
                                                    reports for purposes of analyzing
                                                    the portfolio.
Malaspina Communications                None        Vendor used to facilitate writing,   Quarterly
                                                    publishing, and mailing Fund
                                                    shareholder reports and
                                                    communications including
                                                    shareholder letter and
                                                    management's discussion of fund
                                                    performance.
Data Communique                         None        Vendor used to automate marketing    Quarterly
                                                    materials. Vendor receives top
                                                    holdings information to populate
                                                    data in fact sheet templates.
Evare LLP                               None        Evare obtains account information    Daily
                                                    for purposes of standardizing and
                                                    reformatting data according to
                                                    CMA's specifications for use in
                                                    the reconciliation process.
Factset Data Systems, Inc.              None        FactSet provides quantitative        Daily
                                                    analytics, charting and
                                                    fundamental data to CMA. FactSet
                                                    requires holdings information to
                                                    provide the analytics.
RR Donnelly/WE Andrews                  None        Printer for the Funds'               Monthly
                                                    prospectuses, supplements, SAIs,
                                                    fact sheets, brochures.
Merrill and Bowne                       None        Printer for the Funds'               Monthly
                                                    prospectuses, supplements, and
                                                    SAIs.
Merrill Corporation                     None        Provides fulfillment of the Funds'   Monthly
                                                    prospectuses, supplements, SAIs,
                                                    and sales materials.
Citigroup                               None        Citigroup is the software vendor     Daily
                                                    for Yield Book, an analytic
                                                    software program. CMA uses Yield
                                                    Book to perform ongoing risk
                                                    analysis and management of the
                                                    fixed income funds and fixed
                                                    income separately managed
                                                    accounts.




DETERMINATION OF NET ASSET VALUE


Each Fund determines net asset value (NAV) per share for each class as of the close of trading on the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time) each day the Exchange is open, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the market on which they trade. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Funds with portfolio securities which are primarily listed on foreign exchanges may experience trading and changes in NAV on days on which such Fund does not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of the Fund's redeemable securities on days when an investor cannot redeem such securities. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price (or the official closing price as determined by the NASDAQ system, if different, as applicable). Listed securities for which there were no sales during the day and unlisted securities generally are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into

U.S. dollars at the exchange rate for that day. Portfolio positions for which market quotations are not readily available and other assets are valued at fair value as determined by the Advisor in good faith under the direction of the Trust's Board of Trustees.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the Fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each Fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value following procedures approved by the Trust's Board of Trustees.

(The following two paragraphs are applicable only to Columbia Greater China
Fund).

Trading in securities on stock exchanges and over-the-counter markets in foreign securities markets is normally completed well before the close of the business day in New York. Trading on foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets does take place on days which are not business days in New York and on which the Fund's NAV is not calculated.

The calculation of the Fund's NAV accordingly may not take place contemporaneously with the determination of the prices of the Fund's portfolio securities used in such calculations. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange (when the Fund's NAV is calculated) will not be reflected in the Fund's calculation of NAV unless the Advisor, acting under procedures established by the Board of Trustees of the Trust, deems that the particular event would materially affect the Fund's NAV, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV of the Fund's shares into U.S. dollars at prevailing market rates.

AMORTIZED COST FOR MONEY MARKET FUNDS.

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Under the amortized cost method a security is initially valued at cost and thereafter any discount or premium from maturity value is amortized ratably to maturity. This method assures a constant NAV but may result in a yield different from that of the same portfolio under the market value method. The Trust's Trustees have adopted procedures intended to stabilize a money market fund's NAV per share at $1.00. If a money market fund's market value deviates from the amortized cost of $1.00, and results in a material dilution to existing shareholders, the Trust's Trustees will take corrective action that may include: realizing gains or losses; shortening the portfolio's maturity; withholding distributions; redeeming shares in kind; or converting to the market value method (in which case the NAV per share may differ from $1.00). All investments will be determined pursuant to procedures approved by the Trust's Trustees to present minimal credit risk.

HOW TO BUY SHARES

The Prospectus contains a general description of how investors may buy shares of the Fund and tables of charges. This SAI contains additional information which may be of interest to investors.

The Fund may accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the Fund before the Fund processes that day's transactions. If the FSF fails to transmit before the Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the Fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to CMS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Investors should understand that, since the offering price of the Fund's shares is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge paid as a percentage of the offering price and of the net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

The Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, CMD's commission is the sales charge shown in the Fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that CMD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that CMD may from time to time reallow additional amounts to all or certain FSFs. CMD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse CMD for any up-front and/or ongoing commissions paid to FSFs.

Checks presented for the purchase of shares of the Fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption may subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars. Travelers checks, gift checks, credit card convenience checks, credit cards, cash and ban counter (starter checks) are not accepted.

CMS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to CMS, provided the new FSF has a sales agreement with CMD.

Shares credited to an account are transferable upon written instructions in good order to CMS and may be redeemed as described under "How to Sell Shares" in the Prospectus. Certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you may send the certificates to CMS for deposit to your account.


ADDITIONAL INVESTOR SERVICING PAYMENTS



The Funds, along with the transfer agent and/or distributor may pay significant amounts to financial intermediaries (as defined below), including other Bank of America affiliates, for providing the types of services that would typically be provided directly by a Fund's transfer agent. The level of payments made to financial intermediaries may vary. A number of factors may be considered in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to shareholders or retirement plan participants that invest in the Fund through retirement plans. These services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support ("additional shareholder services"). These payments for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets in the program on an annual basis for those classes of shares that pay a service fee pursuant to a 12b-1 Plan, and 0.40% of total Fund assets in the program on an annual basis for those classes of shares that do not pay service fees pursuant to a 12b-1 Plan. As of September 1, 2005, the Trust's Board has authorized the Funds to pay up to 0.11% of this amount. Such payments will be made by the Fund to its transfer agent who will in turn make payments to the financial intermediary for the provision of such additional shareholder services. The Fund's transfer agent, distributor or their affiliates will pay, from their own resources, amounts in excess of the amount paid by the Fund to financial intermediaries in connection with the provision of these additional shareholder services and other services (See "Additional Financial Intermediary Payments" for more information including a list of the financial intermediaries, as of the date of this SAI, receiving such payments).



For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with CMD or one of its affiliates.

The Funds may also make additional payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.



ADDITIONAL FINANCIAL INTERMEDIARY PAYMENTS



As described above and in the section ["12b-1 Plan, Shareholder Servicing Plan, CDSCs and Conversion of Shares"], financial intermediaries may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds. These other payments may include servicing payments to retirement plan administrators and other institutions at rates up to those described below under "Investor Servicing Payments". For purposes of this section the term "financial intermediary" includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third party administrator and any other institution having a selling, services or any similar agreement with CMD or one of its affiliates.



CMD and its affiliates may pay additional compensation to selected financial intermediaries, including other Bank of America affiliates, under the categories described below. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. A financial intermediary may also receive payments described above in "Additional Investor Servicing Payments". These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, CMD and its affiliates may consider a number of factors, including, without limitation, asset mix and length or relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Funds, the nature and scope of marketing support or services provided by the financial intermediary (as more fully described below), and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.



These additional payments by CMD or its affiliates are made pursuant to agreements between CMD and its affiliates and financial intermediaries and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales, or the distribution (12b-1) fees and expenses paid by the Fund as shown under the heading "Fees and Expenses" in the Fund's prospectus.



MARKETING SUPPORT PAYMENTS



CMD or its affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing support services, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Funds and shareholder financial planning needs, placement on the financial intermediary's preferred or recommended fund list or otherwise identifying a Fund as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing, and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the mutual funds distributed by CMD attributable to that financial intermediary, gross sales of the mutual funds distributed by CMD attributable to that financial intermediary, reimbursement of ticket charges (fees that a financial intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.



While the financial arrangements may vary for each financial intermediary, the marketing support payments to each financial intermediary are generally expected to be between 0.02% and 0.10% (between 0.03% and 0.12% in the case of the Money Market Funds) on an annual basis for payments based on average net assets of the Funds attributable to the financial intermediary, and between 0.10% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds (other than the Money Market Funds) attributable to the financial intermediary. CMD or its affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with other affiliates of Bank of America. Such increased payments to the other Bank of America affiliate may enable the other Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer's investment in the Fund.

As of the date of this SAI, CMD or its affiliates had agreed to make marketing support payments to the following financial intermediaries or their affiliates:



       A. G. Edwards & Sons, Inc.


       AIG Advisor Group


       Ameriprise Financial Services, Inc.


       AXA Advisors, LLC


       Banc of America Securities LLC


       Bank of America, N.A.


       Bank of New York


       Bear Stearns Securities Corporation


       BMO Nesbitt Burns


       Brown Brothers Harriman & Co.


       Chicago Mercantile Exchange


       Citicorp Investment Services


       Commonwealth Financial Network


       Custodial Trust Company


       FAS Corp.


       Ferris Baker Watts


       Fidelity Brokerage Services, Inc.


       FinancialOxygen, Inc.


       Genworth Financial, Inc.


       Goldman, Sachs & Co.


       Harris Corporation


       Huntington Capital Corp.


       Independent Financial Markets Group, Inc.


       ING Group


       J.J.B. Hilliard, W.L. Lyons, Inc.


       Lincoln Financial Advisors Corp.


       Linsco/Private Ledger Corp. (LPL)


       Mellon Financial Markets, LLC


       Merrill Lynch, Pierce, Fenner & Smith Incorporated


       Money Market One


       Morgan Stanley DW Inc.


       Pershing LLC


       PNC Bank, N.A.


       Raymond James & Associates, Inc.


       Raymond James Financial Services, Inc.


       Security Benefit Life Insurance Company


       SEI Investments Distribution Company


       SVB Securities


       Summit Bank


       Sungard Institutional Brokerage Inc.


       Sun Life Assurance Company of Canada


       TIAA-CREF Life Insurance Company


       Transamerica Corporation


       UBS Financial Services Inc.


       US Bank Trust


       Wachovia Securities LLC


       Webster Investment Services, Inc.


       Wells Fargo Funds Management, LLC


       Wells Fargo Corporate Trust Services

CMD or its affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.



INVESTOR SERVICING PAYMENTS



CMD or its affiliates may also make payments to certain financial intermediaries, including other Bank of America affiliates, that provide investor services to retirement plans and other investment programs to compensate financial intermediaries for a variety of services they provide to such programs. These amounts are in addition to amounts that may be paid on behalf of the Funds (see "Additional Investor Servicing Payments") and may be in addition to the marketing support payments paid by CMD described above. A financial intermediary may perform program services itself or may arrange with a third party to perform program services. These investor services may include sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing. Payments by CMD or its affiliates for investor servicing support vary by financial intermediary but generally are not expected, with certain limited exceptions, to exceed 0.30% of the total Fund assets in the program on an annual basis for those classes of shares that pay a service fee pursuant to a 12b-1 Plan, and 0.40% of total Fund assets in the program on an annual basis for those classes of shares that do not pay service fees pursuant to a 12b-1 Plan. In addition, CMD or its affiliates may make lump sum payments to selected financial intermediaries receiving investor servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of the Funds on the financial intermediary's system or other similar services.



As of the date of this SAI, CMD or its affiliates had agreed to make investor servicing payments to the following financial intermediaries or their affiliates:



       ACS HR Solutions LLC


       Administrative Management Group


       ADP Retirement Services


       Ameriprise Financial Services, Inc.


       AST Trust Company


       Benefit Plan Administrators


       Bisys Retirement Services


       Ceridian Retirement Plan Services


       Charles Schwab & Co.


       Citigroup Global Markets Inc.


       CitiStreet LLC


       City National Bank


       Compensation & Capital Administrative Services, Inc


       CompuSys Erisa Group of Companies


       CPI Qualified Plan Consultants, Inc.


       Crown Point Trust Company


       Daily Access Corporation


       Digital Retirement Solutions


       ExpertPlan


       Fidelity Investments Institutional Operations Co.


       Fiserv Trust Company


       Great West Life & Annuity Co.


       GWFS Equities, Inc.


       Hartford Life Insurance Company


       Hewitt Associates LLC


       Invesmart, Inc.


       John Hancock Life Insurance Company (U.S.A.)


       John Hancock Life Insurance Company of New York


       JP Morgan Retirement Plan Services LLC


       Lincoln Financial Group

       Massachusetts Mutual Life Insurance Company


       Matrix Settlement & Clearance Services


       Mercer HR Services, LLC


       Merrill Lynch, Pierce, Fenner & Smith Incorporated


       MFS Retirement Services, Inc.


       Mid Atlantic Capital Corporation


       Morgan Stanley DW Inc.


       National Investor Services Corp.


       Nationwide Investment Services


       New York State Deferred Compensation Board


       NYLIFE Distributors LLC


       PNC Advisors


       Princeton Retirement Group


       RBC Dain Rauscher Inc.


       Stanton Trust Sungard Investment Products, Inc.


       The 401k Company


       T. Rowe Price Group, Inc.


       The Gem Group, L.P.


       The Principal Financial Group


       The Vanguard Group, Inc.


       Trustlynx


       Unified Trust Company, N.A.


       Union Bank of California, N.A.


       Upromise Investments, Inc.


       Valic Retirement Services


       Wachovia Securities, LLC


       Wells Fargo Bank, N.A.


       Wells Fargo Funds Management, LLC


       Wilmington Trust Corporation



CMD or its affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.



OTHER PAYMENTS



From time to time, CMD, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of a Fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the NASD. Such compensation provided by CMD may include financial assistance to financial intermediaries that enable CMD to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. CMD makes payments for entertainment events it deems appropriate, subject to CMD's internal guidelines and applicable law. These payments may vary upon the nature of the event.



Your financial intermediary may charge you fees or commissions in addition to those disclosed in this Statement of Additional Information. You can ask your financial intermediary for information about any payments it receives from CMD and its affiliates and any services it provides, as well as fees and/or commissions it charges. In addition, depending on the financial arrangement in place at any particular time, a financial intermediary and its financial consultants also may have a financial incentive for recommending a particular Fund or share class over others. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES

The following special purchase programs/investor services may be changed or eliminated at any time.

AUTOMATIC INVESTMENT PLAN. As a convenience to investors, shares of most Funds advised by the Advisor may be purchased through the Automatic Investment Plan. Electronic fund transfers for a fixed amount of at least $50 ($25 for IRA) are used to purchase a Fund's shares at the public offering price next determined after CMD receives the proceeds. If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from CMD.

AUTOMATED DOLLAR COST AVERAGING (Classes A, B, C, D, T, G and Z). The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any fund distributed by CMD into the same class of shares of up to five other Funds. Complete the Automated Dollar Cost Averaging section of the Application. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Sales charges may apply if exchanging from a money market fund. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any Fund, exchange between the same Class of shares of Funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any Fund, subject to the imposition of any applicable CDSC or sales charges.

Any additional payments or exchanges into your Fund will extend the time of the Automated Dollar Cost Averaging program.

An exchange is generally a capital sale transaction for federal income tax purposes.

You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing your instructions to Columbia Management Services, Inc. (formerly named Columbia Funds Services, Inc.) (CMS) P.O. Box 8081, Boston, MA 02266-8081.

You should consult your FSF or financial advisor to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

CMD offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges. These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" below for more information.


CLASS T SHAREHOLDER SERVICES PLAN. The Trustees have approved a Shareholder Services Plan (the "Services Plan") pursuant to which the Trusts plan to enter into servicing agreements with institutions (including Bank of America Corporation and its affiliates). Pursuant to these servicing agreements, institutions render certain administrative and support services to customers who are the beneficial owners of Class T shares of each Fund. Such services are provided to the institution's customers who are the beneficial owners of Class T shares and are intended to supplement the services provided by the Fund's administrator and transfer agent to the shareholders of record of the Class T shares. The Services Plan provides that each Fund will pay fees for such services at an annual rate of up to 0.50% of the average daily net asset value of Class T shares owned beneficially by the institution's customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such customers: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with CMD; (ii) processing dividend payments from a Fund; (iii) providing sub-accounting with respect to Class T shares or the information necessary for sub-accounting; and (iv) providing periodic mailings to customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such customers: (i) providing customers with information as to their positions in Class T shares; (ii) responding to customer inquiries; and (iii) providing a service to invest the assets of customers in Class T shares.


The payments under the servicing agreements entered into as of the date of this SAI are limited to an aggregate fee of not more than 0.30% (on an annualized basis) of the average daily net asset value of the Class T shares of equity funds beneficially owned by customers of institutions and 0.15% (on an annualized basis) of the average daily net asset value of the Class T shares of bond funds beneficially owned by customers of institutions. The Funds understand that institutions may charge fees to their customers who are the beneficial owners of Class T shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an institution under the Services Plan. Under the terms of each servicing agreement, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Class T shares.

Each servicing agreement with an institution ("Service Organization") relating to the Services Plan requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agrees to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Class T shares of such Funds on any day do not exceed the income to be accrued to such Class T shares on that day.

The Class T servicing agreements are governed by the Services Plan approved by the Board of Trustees in connection with the offering of Class T shares of each Fund. Pursuant to the Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the trustees who are not "interested persons" of the Funds as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

The Board of Trustees has approved the service agreements with Service Organizations based on information provided by the Funds' service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording the Funds greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Class T shares of the Funds. Any material amendment to the Funds' arrangements with Service Organizations must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees). So long as the service agreements with Service Organizations are in effect, the selection and nomination of the members of Columbia's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Funds will be committed to the discretion of such Disinterested Trustees.

TAX-SHELTERED RETIREMENT PLANS (Retirement Plans). CMD offers prototype tax-qualified plans, including Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Columbia Trust Company (CTC) is the Custodian/Trustee and Plan Sponsor of the Columbia Advisor prototype plans offered through CMD. In general, a $20 annual fee is charged. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from CMD.

Participants in Retirement Plans not sponsored by CTC, not including Individual Retirement Accounts (IRAs), may be subject to an annual fee of $20 unless the Retirement Plan maintains an omnibus account with CMS. Participants in CTC sponsored prototype plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to CMS. The close out fee applies to plans opened after September 1, 1996. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a Columbia Advisor IRA Rollover account in any Fund distributed by CMD, or if the Retirement Plan maintains an omnibus account.

Consultation with a competent financial advisor regarding these Retirement Plans and consideration of the suitability of Fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

TELEPHONE ADDRESS CHANGE SERVICES. By calling CMS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges by check are suspended for 30 days after an address change is effected. Please have your account and taxpayer identification numbers available when calling.

CASH CONNECTION. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

AUTOMATIC DIVIDEND DIVERSIFICATION. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a Fund automatically invested in the same class of shares of another Fund. An ADD account must be in the same name as the shareholder's existing open account with the particular Fund. Call CMS for more information at 1-800-345-6611.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES


RIGHTS OF ACCUMULATION (Columbia Class A and Class T shares, Nations Class A shares and Galaxy Retail A shares only. Reduced sales charges on Class A and T shares can be effected by combining a current purchase of Class A or Class T shares with prior purchases of other funds and classes distributed by CMD. The applicable sales charge is based on the combined total of:


       1. the current purchase; and

       2. the value at the public offering price at the close of business on the previous day of all shares of funds for which CMD serves as distributor for funds held by the shareholder.

CMD must be promptly notified of each purchase with respect to which a shareholder is entitled to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by CMS. A Fund may terminate or amend this Right of Accumulation.

STATEMENT OF INTENT (Class A, Class E and Class T shares only). Any person may qualify for reduced sales charges on purchases of Class A, E and T shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all fund shares held by the shareholder on the date of the Statement in Funds (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund)). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.

During the term of a Statement, CMS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A, E or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a Fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement (provided the FSF returns to CMD the excess commission previously paid during the thirteen-month period). The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. If the amount of the Statement is not purchased, the shareholder shall remit to CMD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, CMS will redeem escrowed Class A, E or T shares with a value equal to such difference. The additional FSF commission will be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from CMS at 1-800-345-6611.

NET ASSET VALUE ELIGIBILITY GUIDELINES (IN THIS SECTION, THE "ADVISOR" REFERS TO COLUMBIA MANAGEMENT ADVISORS, LLC IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO CERTAIN FUNDS).

       1. Employees, brokers and various relationships that are allowed to buy at NAV. Class A shares of certain Funds may be sold at NAV to the following individuals, whether currently employed or retired:
          Employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries; Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Advisor, CMD, or its successors and companies affiliated with the Advisor; Registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with CMD; Nations Funds' Trustees, Directors and employees of its investment sub-advisers; Broker/Dealers if purchases are in accordance with the internal policies and procedures of the employing broker/dealer and made for their own investment purposes; employees or partners of any contractual service provider to the funds.

          NAV eligibility for Class A purchase also applies to the families of the parties listed above and their beneficial accounts. Family members include: spouse, parent, stepparent, legal guardian, child, stepchild, father-in-law and mother-in-law.

          Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

          Registered broker/dealer firms that have entered into a Nations Funds dealer agreement with BACAP Distributors, LLC may buy Class A shares without paying a front-end sales charge for their investment account only.

          Banks, trust companies and thrift institutions, acting as fiduciaries.

       2. Grandfathered investors. Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may purchase Class A shares of any Fund at NAV in those cases where a Columbia Fund Class Z share is not available.

          Shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at NAV will continue to be eligible for NAV purchases into those Nations Fund accounts opened through August 19, 2005.

          Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) purchased Galaxy Fund Prime A shares at NAV and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally purchased.

          (For Class T shares only) Shareholders who (i) purchased Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally purchased; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

       3. Reinstatement. Subject to the fund policy on trading of fund shares, an investor who has redeemed class A, B, C, D, G or T shares may, upon request, reinstate within 1 year a portion or all of the proceeds of such sales in shares of class A of any fund at the NAV next determined after CMS received a written reinstatement request and payment.

       4. Retirement Plans. Class A, Class E and Class T shares (Class T shares are not currently open to new investors) of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into arrangements with CMD pursuant to which the funds are included as investments options in wrap fee accounts, other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

       5. Non-U.S. Investors. Certain pension, profit-sharing or other employee benefit plans offered to non-US investors may be eligible to purchase Class A shares with no sales charge.

       6. Reorganizations. At the Fund's discretion, NAV eligibility may apply to shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

       7. Rights of Accumulation (ROA). The value of eligible accounts, regardless of class, maintained by you and you and your immediate family may be combined with the value of your current purchase to reach a sales discount level and to obtain the lower sales charge for your current purchase.

       8. Letters of Intent (LOI). You may pay a lower sales charge when purchasing class A shares by signing a letter of intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the LOI within 13 months. If your LOI purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES (CDSCS) (IN THIS SECTION, THE "ADVISOR" REFERS TO COLUMBIA MANAGEMENT ADVISORS, LLC IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO CERTAIN FUNDS) (Class A, B, C, D, E, matured F, G and T shares) CDSCs may be waived on redemptions in the following situations with the proper documentation:

       1. Death. CDSCs may be waived on redemptions following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

       2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with CMS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value at the time that the SWP is established. Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met. For redemptions in excess of 12% of the account's value at the time that the SWP is established, a CDSC will be charged on the SWP redemption. The 12% limit does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "How to Sell Shares -- Systematic Withdrawal Plan."

       3. Disability. CDSCs may be waived on redemptions occurring after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise AFTER the purchase of shares
          (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability, and (iii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

       4. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase AND (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

       5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by CMD.

       6. Qualified Retirement Plans. CDSCs may be waived on CMD shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under
          Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Columbia Funds or CMD.

       7. Trust Share Taxes. CDSCs will be waived on redemptions of Class E and F shares (i) where the proceeds are used to directly pay trust taxes, and (ii) where the proceeds are used to pay beneficiaries for the payment of trust taxes.

       8. Return of Commission. CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

       9. Non-U.S. Investors. CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors.

       10. IRS Section 401 and 457. CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or 457 of the tax code.

       11. Medical Payments. CDSCs may be waived on shares redeemed for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

       12. Plans of Reorganization. At the Funds' discretion, CDSCs may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which a fund is a party.

       13. Charitable Giving Program. CDSCs may be waived on the sale of Class C or Class D shares sold by a non-profit organization qualified under
           Section 501(c)(3) of the tax code in connection with the Banc of America Capital Management Charitable Giving Program.

       14. The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES

Shares may be sold on any day the Exchange is open, either directly to the Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form).

However, for shares recently purchased by check, the Fund may delay selling or delay sending proceeds from your shares for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

To sell shares directly to the Fund, send a signed letter of instruction to CMS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. Stock power forms are available from FSFs, CMS and many banks. Additional documentation may be required for sales by corporations, agents, fiduciaries, surviving joint owners, individual retirement account holders and other legal entities. Call CMS for more information 1-800-345-6611.

FSFs must receive requests before the time at which the Fund's shares are valued to receive that day's price, FSF's are responsible for furnishing all necessary documentation to CMS and may charge for this service.

SYSTEMATIC WITHDRAWAL PLAN ("SWP"). The shareholder may establish a SWP. A specified dollar amount, share amount or percentage of the then current net asset value of the shareholder's investment in any Fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies is run against available shares and generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals of shares of the Fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their share account may do so but may be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other Fund distributions payable in shares of the Fund rather than in cash.

A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the Fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

A Fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. The $5,000 minimum account balance requirement has been waived for wrap accounts. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, CMS will not be liable for any payment made in accordance with the provisions of a SWP.

The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the Fund as an expense of all shareholders.

Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP. The SWP on accounts held in "street name" must be made payable to the back office via the National Securities Clearing Corporation (NSCC).

TELEPHONE REDEMPTIONS. All Fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the Fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemptions by check and ACH are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker, to a pre-existing bank account or furnishing a signature guaranteed request. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. CMS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address account and taxpayer identification numbers. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. Certain restrictions apply to retirement plan accounts.

CHECKWRITING (Available only on the Class A and Z shares of certain Funds) Shares may be redeemed by check if a shareholder has previously completed an Application and Signature Card. CMS will provide checks to be drawn on Mellon Trust of New England, N.A. (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $500 ($250 for money market funds) nor more than $100,000 for non-money market funds. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.

Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks., However, you may incur customary fees for services such as a stop payment request or a request for copies of a check. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's open account, the check will be returned marked "insufficient funds" and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account. In addition, a check redemption, like any other redemption, may give rise to taxable capital gains.

NON-CASH REDEMPTIONS. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a Fund's net asset value, a Fund may make the payment or a portion of the payment with portfolio securities held by that Fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

INFORMATION APPLICABLE TO CLASS G AND CLASS T SHARES

The primary difference between Class G and Class T shares lies in their sales charge structures and shareholder servicing/distribution expenses. Investments in Class T shares of the Funds are subject to a front-end sales charge. Investments in Class G shares of the Funds are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge." An investor should understand that the purpose and function of the sales charge structures and shareholder servicing/distribution arrangements for both Class G and Class T shares are the same. Class T shares of a bond fund and an equity fund are currently subject to ongoing shareholder servicing fees at an annual rate of up to 0.15% and 0.30%, respectively, of the Fund's average daily net assets attributable to its Class T shares. Class G shares of a bond fund and an equity fund are currently subject to ongoing shareholder servicing and distribution fees at an annual rate of up to 0.80% and 0.95%, respectively, of the Fund's average daily net assets attributable to its Class G shares. These ongoing fees, which are higher than those charged on Class T shares, will cause Class G shares to have a higher expense ratio and pay lower dividends than Class T shares. Class G and Class T shares may only be purchased by current shareholders of Class G and Class T, respectively.

CLASS T SHARES. The public offering price for Class T shares of the Funds is the sum of the net asset value of the Class T shares purchased plus any applicable front-end sales charge as described in the applicable Prospectus. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Class T shares that are purchased with no initial sales charge as part of an investment of $1,000,000 to $25,000,000. A portion of the front-end sales charge may be reallowed to broker-dealers as follows:


                                                                                       Reallowance to
                                                        Reallowance to Dealers       Dealers As A % of
                                                       As A % of Offering Price        Offering Price
Amount of Transaction                                   Per Share - Bond Funds    Per Share - Equity Funds
---------------------                                  ------------------------   ------------------------

Less than $50,000                                                4.25                       5.00

$50,000 but less than $100,000                                   3.75                       3.75

$100,000 but less than $250,000                                  2.75                       2.75

$250,000 but less than $500,000                                  2.00                       2.00

$500,000 but less than $1,000,000                                1.75                       1.75

$1,000,000 and over                                              0.00                       0.00


The appropriate reallowance to dealers will be paid by CMD to broker-dealer organizations which have entered into agreements with CMD. The reallowance to dealers may be changed from time to time.

Certain affiliates of the Advisor may, at their own expense, provide additional compensation to broker-dealer affiliates of Columbia and to unaffiliated broker-dealers whose customers purchase significant amounts of Class T shares of the Funds. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of Bank of America Corporation's affiliates.

INFORMATION APPLICABLE TO CERTAIN CLASS G SHARES RECEIVED BY FORMER GALAXY FUND
RETAIL B SHAREHOLDERS IN CONNECTION WITH THE GALAXY/LIBERTY REORGANIZATION. The following table describes the CDSC schedule applicable to Class G shares received by former Galaxy Fund Retail B shareholders in exchange for Retail B
Shares purchased prior to January 1, 2001:


                                          % Deducted When
Holding Period After Purchase             Shares Are Sold
-----------------------------             ---------------

Through first year                             5.00

Through second year                            4.00

Through third year                             3.00

Through fourth year                            3.00

Through fifth year                             2.00

Through sixth year                             1.00

Longer than six years                          None


Class G shares received in exchange for Galaxy Fund Retail B Shares that were purchased prior to January 1, 2001 will automatically convert to Class T shares six years after purchase. For purposes of calculating the CDSC, all purchases are considered to be made on the first day of the month in which each purchase was made.

The following table describes the CDSC schedule applicable to Class G shareholders whose Galaxy Asset Allocation Fund and/or International Equity Fund Retail B Shares were acquired in connection with the reorganization of the Pillar Funds:


                                          % Deducted When
Holding Period After Purchase             Shares Are Sold
-----------------------------             ---------------

Through first year                             5.50

Through second year                            5.00

Through third year                             4.00

Through fourth year                            3.00

Through fifth year                             2.00

Through sixth year                             1.00

Through the seventh year                       None

Longer than seven years                        None


If you acquired Retail B Shares in connection with the reorganization of the Pillar Funds, your Class G shares will automatically convert to Class T shares eight years after you purchased the Pillar Fund Class B shares you held prior to the reorganization. For purposes of calculating the CDSC, all purchases are considered to be made on the first day of the month in which each purchase was made.

CLASS G SHARES PURCHASED AFTER THE GALAXY/LIBERTY REORGANIZATION. The public offering price for Class G shares of the Funds is the net asset value of the Class G shares purchased. Although investors pay no front-end sales charge on purchases of Class G shares, such shares are subject to a contingent deferred sales charge at the rates set forth in the applicable Prospectus if they are redeemed within seven years of purchase. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from CMD in connection with sales of Class G shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Class T shares. Certain affiliates of Columbia may, at their own expense, provide additional compensation to broker-dealer affiliates of Columbia and to unaffiliated broker-dealers, whose customers purchase significant amounts of Class G shares of a Fund. See "Class T Shares." The contingent deferred sales charge on Class G shares is based on the lesser of the net asset value of the shares on the redemption date or the original cost of the shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of an investor's Class G shares. In addition, a contingent deferred sales charge will not be assessed on Class G shares purchased through reinvestment of dividends or capital gains distributions.

The proceeds from the contingent deferred sales charge that an investor may pay upon redemption go to CMD, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Class G shares. Class G shares of a Fund will convert automatically to Class T shares eight years after purchase. The purpose of the conversion is to relieve a holder of Class G shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow CMD to recover approximately the amount it would have received if the applicable front-end sales charge had been charged. The conversion from Class G shares to Class T shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Class T shares as he or she had of Class G shares. The conversion occurs eight years after the beginning of the calendar month in which the shares are purchased. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Class G shares, although they will be subject to the shareholder servicing fees borne by Class T shares.

Class G shares acquired through a reinvestment of dividends or distributions are also converted at the earlier of two dates -- (i) eight years after the beginning of the calendar month in which the reinvestment occurred or (ii) the date of conversion of the most recently purchased Class G shares that were not acquired through reinvestment of dividends or distributions. For example, if an investor makes a one-time purchase of Class G shares of a Fund, and subsequently acquires additional Class G shares of the Fund only through reinvestment of dividends and/or distributions, all of such investor's Class G shares in the Fund, including those acquired through reinvestment, will convert to Class T shares of the Fund on the same date.

INFORMATION APPLICABLE TO CERTAIN CLASS B SHAREHOLDERS

Except for the following, Class B Share Contingent Deferred Sales Charges ("CDSCs") and conversion schedules are described in the Prospectuses.

The following table describes the CDSC schedule applicable to Class B shares received by Galaxy Quality Plus Bond Fund shareholders in exchange for Prime B Shares in connection with the Galaxy/Liberty reorganization.

SALES CHARGES


                                          % Deducted When
Holding Period After Purchase             Shares Are Sold
-----------------------------             ---------------

Through first year                             5.00

Through second year                            4.00

Through third year                             3.00

Through fourth year                            3.00

Through fifth year                             2.00

Through sixth year                             1.00

Longer than six years                          0.00


Automatic conversion to Class A shares occurs eight years after purchase.

Purchases in excess of $50,000 are no longer accepted for Class B shares.

INFORMATION APPLICABLE TO CERTAIN CLASS A SHAREHOLDERS:

Except as set forth in the following paragraph, Class A share CDSCs are described in the Prospectuses:

       Class A shares received by former Galaxy High Quality Bond Fund shareholders in exchange for Prime A Shares in connection with the Galaxy/Liberty reorganization of that Fund are subject to a 1% CDSC upon redemption of such Class A shares if the Prime A Shares were purchased without an initial sales charge in accounts aggregating $1 million or more at the time of purchase and the Class A shares are sold within 12 months of the time of purchase of the Prime A Shares. The 12-month holding period begins on the first day of the month in which each purchase was made.

DISTRIBUTIONS

Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same class of the Fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. No charge is currently made for reinvestment.

Shares of some Funds that pay daily dividends ("include Funds") will normally earn dividends starting with the date the Fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged. Shares of some Funds that pay daily dividends ("exclude Funds") will be earned starting with the day after that Fund receives payments for the shares. To determine whether a particular Fund is an include or exclude fund, customers can call 1-800-345-6611.

HOW TO EXCHANGE SHARES

Shares of the Fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. Class T and Z shares may be exchanged for Class A shares of certain other funds. The prospectus of each Fund describes its investment goal and policies, and shareholders should obtain a prospectus and consider these goals and policies carefully before requesting an exchange. Consult CMS before requesting an exchange.

By calling CMS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting CMS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the Fund suspends repurchases or postpones payment for the Fund shares being exchanged in accordance with federal securities law. CMS will also make exchanges upon receipt of a written exchange request and share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, CMS may require customary additional documentation. Prospectuses of the other Funds are available from the CMD Literature Department by calling 1-800-426-3750.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

Consult your FSF or CMS. In all cases, the shares to be exchanged must be registered on the records of the Fund in the name of the shareholder desiring to exchange.

Shareholders of the other open-end funds generally may exchange their shares at NAV for the same class of shares of the Fund. Sales charges may apply for exchanges from money market funds.

An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS

A Fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust's Trustees. The Declaration provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the Fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.

SHAREHOLDER MEETINGS

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. The Trust has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2005. Each whole share (or fractional share) outstanding on the record date established in accordance with the Trust's By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the shares (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a

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meeting duly called for the purpose. Except as otherwise disclosed in the
Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series. Shares of each Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class.

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                                   APPENDIX I
                          DESCRIPTION OF BOND RATINGS
                            STANDARD & POOR'S (S&P)

The following descriptions are applicable to municipal bond funds:

AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt which assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or minus(-) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PROVISIONAL RATINGS. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing

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credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

MUNICIPAL NOTES:

SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

       Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

       Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

COMMERCIAL PAPER:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

CORPORATE BONDS:

The description of the applicable rating symbols and their meanings is substantially the same as the Municipal Bond ratings set forth above.

The following descriptions are applicable to equity and taxable bond funds:

AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

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

BB, B, CCC and CC bonds are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC bonds are currently highly vulnerable to nonpayment.

C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                   MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

AAA bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

AA bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

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

BAA bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

BA bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CONDITIONAL RATINGS. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

MUNICIPAL NOTES:

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

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

COMMERCIAL PAPER:

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

       Prime-1 Highest Quality

       Prime-2 Higher Quality

       Prime-3 High Quality

If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

CORPORATE BONDS:

The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                                   FITCH INC.

INVESTMENT GRADE BOND RATINGS

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+'.

A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

CONDITIONAL

A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SPECULATIVE-GRADE BOND RATINGS

BB bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

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B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these securities, and 'D' represents the lowest potential for recovery.

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                                  APPENDIX II

                   COLUMBIA MANAGEMENT ADVISORS, LLC ("CMA")
                      PROXY VOTING POLICIES AND PROCEDURES
     ADOPTED JULY 1, 2003 AND REVISED SEPTEMBER 30, 2005 AND APRIL 25, 2006

All proxies(1) regarding client securities for which Columbia Management Advisors, LLC ("CMA") has assumed authority to vote will, unless CMA determines in accordance with policies stated below to abstain from voting, be voted in a manner considered by CMA to be in the best interest of CMA's clients without regard to any resulting benefit or detriment to CMA or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA shall vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following exceptions (unless otherwise agreed) when CMA expects to routinely abstain from voting:

       1. Proxies will usually not be voted in cases where the security has been loaned from the Client's account.

       2. Proxies will usually not be voted in cases where CMA deems the costs to the Client and/or the administrative inconvenience of voting the security (e.g., some foreign securities) outweigh the benefit of doing so.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines, as stated below. For those proxy proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guidelines, the Columbia Management Proxy Committee will determine the best interest of CMA's clients and vote accordingly, without consideration of any resulting benefit or detriment to CMA or its affiliates.

OVERVIEW:

An investment adviser that exercises voting authority over clients' proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser's policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

PROCEDURES AND CONTROLS:

I.  PROXY COMMITTEE

CMA has established a Proxy Committee whose standing members will include senior investment management personnel, who participate as voting authorities on the Committee. Each standing member may designate a senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf. Additionally, the Proxy Committee regularly involves other associates (e.g., Mutual Funds' Chief Compliance Officer, Legal representative, Compliance Risk Management representative) who participate as needed to enable effective execution of the Committee's responsibilities.

The Proxy Committee's functions shall include, in part,

       (a) direction of the vote on proposals where there has been a recommendation to the Proxy Committee, pursuant to Section IV.B, not to vote according to the predetermined Voting Guidelines stated in
           Section IV.A or on proposals which require special, individual consideration in accordance with Section IV.C;

---------------

1 The term "proxy" as used herein refers to consents, elections and authorizations solicited by any party with respect to securities of any sort.
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       (b) review at least annually of this Proxy Voting Policy and Procedure to ensure consistency with internal policies, client disclosures and regulatory requirements;

       (c) review at least annually of existing Voting Guidelines and need for development of additional Voting Guidelines to assist in the review of proxy proposals; and

       (d) development and modification of Voting Procedures, as stated in
           Section V, as it deems appropriate or necessary.

The Proxy Committee has an established charter, which sets forth the Proxy Committee's purpose, membership and operation. The Proxy Committee's charter is consistent, in all material respects, with this policy and procedure.

II. CMA'S INVESTMENT ASSOCIATES

Under CMA's Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the Proxy Department will refer these matters first to the relevant CMA research analyst. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients' best interest as defined above. Information regarding CMA's proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth in Section IV. A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer by completing a Conflicts of Interest Disclosure and Certification Form and submitting the form to Compliance Risk Management ("CRM"). For each Proxy Referral (defined in Section III), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form and communicating it to the Proxy Department.

Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

III. CONFLICTS OF INTEREST

For purposes of CMA's proxy policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate(2), or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of CMA, the affiliate, or associate, rather than the clients' interests. For example, CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be "material" to the extent that a reasonable person could expect the conflict to influence CMA's decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve it in the clients' best interests.

For those proxy proposals that: (1) are not addressed by CMA's proxy guidelines;
(2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA's clients (collectively, "Proxy Referrals"), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, Compliance Risk Management will collect and review any information deemed reasonably appropriate to evaluate if CMA or any person participating in the proxy voting decision-making process has, or has the

---------------

2 Bank of America Corporation ("BAC"), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of Firm-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA's duty, in the proxy voting process, to act in the best economic interest of its clients.
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appearance of, a material conflict of interest. CMA investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to Columbia Management's Conflicts Officer in writing on the Conflicts of Interest Disclosure and Certification Form. Compliance Risk Management will consider information about CMA's significant business relationships, as well as other relevant information. The information considered by Compliance Risk Management may include information regarding: (1) CMA client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the CMA investment division regarding the proxy matter. Compliance Risk Management will consult with relevant experts, including legal counsel, as necessary.

If Compliance Risk Management determines that it reasonably believes (1) CMA has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, Compliance Risk Management will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, CMA's policy is to invoke one or more of the following conflict management procedures:

     - Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA's proxy voting agent);

     - Causing the proxies to be delegated to a qualified, independent third party, which may include CMA's proxy voting agent.

     - In unusual cases, with the Client's consent and upon ample notice, forwarding the proxies to CMA's clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management procedures discussed above.

Management of Conflicts of Interest - Additional Procedures

BAC as well as CMA has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

     1. BAC's enterprise-wide Code of Ethics specifically prohibits the flow of certain business-related information between associates on the commercial and/or investment banking side of the corporation and associates charged with trust or non-trust fiduciary responsibilities, including investment decision-making and proxy voting.

     2. In addition, BAC has adopted "Global Policies and Procedures Regarding Information Walls and Inside Information." Pursuant to these policies and procedures, "information barriers" have been established between various BAC business lines designed to prohibit the passage of certain information across those barriers.

     3. Within CMA, CMA's Code of Ethics affirmatively requires that associates of CMA act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate's interests and those of CMA's Clients.

     4. By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

       - To disclose in writing to Columbia Management Conflicts of Interest Officer (within Compliance Risk Management) any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer's or dissident's management or otherwise) in determining whether or how CMA will vote proxies. Additionally, each member must disclose any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of CMA or BAC. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee's determination of whether and/or how to vote in the matter; and

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       - To refrain from taking into consideration, in the decision as to whether or how CMA will vote proxies:

           - The existence of any current or prospective material business relationship between CMA, BAC or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand.

     5. In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. ("ISS") or another independent third party. CMA has undertaken a review of ISS' conflicts of interest procedures, and will continue to monitor them on an ongoing basis. In the event that CMA determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

IV. VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies. CMA uses an independent, third-party vendor (currently ISS), to implement its proxy voting process as CMA's proxy voting agent. In general, whenever a vote is solicited, ISS will execute the vote according to CMA's Voting Guidelines as follows:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

     - Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management. However, CMA generally will WITHHOLD votes from pertinent director nominees if:

       (i) the board as proposed to be constituted would have more than one-third of its members from management;

       (ii) the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as "independent," i.e. having no material relationship, directly or indirectly, with the Company, as CMA's proxy voting agent may determine (subject to the Proxy Committee's contrary determination of independence or non-independence);

       (iii) the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters -- ratification of the appointment of auditors);

       (iv)  a director serves on more than six public company boards;

       (v) the CEO serves on more than two public company boards other than the company's board.

        On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

     - Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the SEC and the New York Stock Exchange ("NYSE"), or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a "financial expert" in accordance with SEC rules.

     - Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

     - Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

           - Established governance standards and guidelines.

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           - Full board composed of not less than two-thirds "independent"
             directors, as defined by applicable regulatory and listing standards.

           - Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.

           - A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.

           - Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.

           - The pertinent class of the Company's voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company's proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

     - Proposals that grant or restore shareholder ability to remove directors with or without cause.

     - Proposals to permit shareholders to elect directors to fill board vacancies.

     - Proposals that encourage directors to own a minimum amount of company stock.

     - Proposals to provide or to restore shareholder appraisal rights.

     - Proposals to adopt cumulative voting.

     - Proposals for the company to adopt confidential voting.

CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

CMA generally will vote AGAINST:

     - Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

     - Proposals that give management the ability to alter the size of the board without shareholder approval.

     - Proposals that provide directors may be removed only by supermajority vote.

     - Proposals to eliminate cumulative voting.

     - Proposals which allow more than one vote per share in the election of directors.

     - Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

     - Proposals that mandate a minimum amount of company stock that directors must own.

     - Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

     - Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

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     - Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

     - CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

     - CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2. Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 5% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the appropriate Research Analyst, or alternatively if no Research Analyst is assigned to the security, the Portfolio Manager. The Investment Associate will then consider the circumstances surrounding the issue and vote in the best interest of CMA's clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

     - Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

     - Proposals asking a company to expense stock options.

     - Proposals to put option repricings to a shareholder vote.

     - Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

     - Proposals for the remuneration of auditors if no more than 33% of the compensation costs comes from non audit activity.

CMA generally will vote AGAINST:

     - Stock option plans that permit issuance of options with an exercise price below the stock's current market price, or that permit replacing or repricing of out-of-the money options.

     - Proposals to authorize the replacement or repricing of out-of-the money options.

     - Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis.

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3. Capitalization

CMA generally will vote FOR:

     - Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

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      For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

     - Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

     - Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

     - Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

CMA will evaluate on a CASE-BY-CASE basis proposals regarding:

     - Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:

     - Whether the company has attained benefits from being publicly traded.

     - Cash-out value.

     - Balanced interests of continuing vs. cashed-out shareholders.

     - Market reaction to public announcement of transaction.

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company's assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

     - CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

     - CMA generally votes FOR shareholder proposals to eliminate a poison pill.

     - CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

     - CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company's ability to make greenmail payments.

Supermajority vote

     - CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

     - CMA will vote FOR proposals to opt out of control share acquisition statutes.

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6. Other Business Matters

CMA generally will vote FOR:

     - Proposals to approve routine business matters such as changing the company's name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

     - Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

     - Credible reason exists to question:

           - The auditor's independence, as determined by applicable regulatory requirements.

           - The accuracy or reliability of the auditor's opinion as to the company's financial position.

           - Fees paid to the auditor or its affiliates for "non-audit" services were excessive, i.e., in excess of the total fees paid for "audit," "audit-related" and "tax compliance" and/or "tax return preparation" services, as disclosed in the company's proxy materials.

     - Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

     - Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes-Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

     - Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

     - Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

     - Shareholder proposals to change the date, time or location of the company's annual meeting of shareholders.

CMA will vote AGAINST:

     - Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

     - Proposals to change the location of the company's state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

     - Proposals on whether and how to vote on "bundled" or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

     - FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

     - FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

     - Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
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     - Proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

     - Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

     - Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors/directors and/or legal action is being taken against the board by other shareholders.

     - Management proposals concerning allocation of income and the distribution of dividends, unless the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company's financial position.

     - Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

     - The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA' categorization rules and the Dutch Corporate Governance Code.

     - No call/put option agreement exists between the company and the foundation.

     - There is a qualifying offer clause or there are annual management and supervisory board elections.

     - The issuance authority is for a maximum of 18 months.

     - The board of the company-friendly foundation is independent.

     - The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

     - There are no priority shares or other egregious protective or entrenchment tools.

     - The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

     - Art 2:359c Civil Code of the legislative proposal has been implemented.

8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

     - Board structure

     - Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

     - Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

     - Ignore a shareholder proposal that is approved by a majority of shares outstanding;

     - Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

     - Are interested directors and sit on the audit or nominating committee; or

     - Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

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Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

     - Past performance relative to its peers

     - Market in which fund invests

     - Past shareholder activism, board activity and votes on related proposals

     - Strategy of the incumbents versus the dissidents

     - Independence of incumbent directors; director nominees

     - Experience and skills of director nominees

     - Governance profile of the company

     - Evidence of management entrenchment

Converting Closed-end Fund to Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

     - Past performance as a closed-end fund

     - Market in which the fund invests

     - Measures taken by the board to address the discount

     - Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

     - Proposed and current fee schedules

     - Fund category/investment objective

     - Performance benchmarks

     - Share price performance as compared with peers

     - Resulting fees relative to peers

     - Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

     - Stated specific financing purpose

     - Possible dilution for common shares

     - Whether the shares can be used for antitakeover purposes

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Policies Addressed by the Investment Company Act of 1940 ("1940 Act"):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

     - Potential competitiveness

     - Regulatory developments

     - Current and potential returns

     - Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

     - Fund's target investments

     - Reasons given by the fund for the change

     - Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund's investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective.

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund's name, considering the following factors:

     - Political/economic changes in the target market

     - Consolidation in the target market

     - Current asset composition

Change in Fund's Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund's subclassification, considering the following factors:

     - Potential competitiveness

     - Current and potential returns

     - Risk of concentration

     - Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

     - Strategies employed to salvage the company

     - Past performance of the fund

     - Terms of the liquidation

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Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

     - The degree of change implied by the proposal

     - The efficiencies that could result

     - The state of incorporation; net effect on shareholder rights

     - Regulatory standards and implications

CMA will vote FOR:

     - Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

     - Proposals enabling the Board to amend, without shareholder approval, the fund's management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the 1940 Act) or interpretations thereunder to require such approval

CMA will vote AGAINST:

     - Proposals enabling the Board to:

           - Change, without shareholder approval the domicile of the fund

           - Adopt, without shareholder approval, material amendments of the fund's declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

     - Regulations of both states

     - Required fundamental policies of both states

     - The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder
Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940.

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     - Fees charged to comparably sized funds with similar objectives

     - The proposed distributor's reputation and past performance

     - The competitiveness of the fund in the industry

     - Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

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Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

     - Resulting fee structure

     - Performance of both funds

     - Continuity of management personnel

     - Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

     - Performance of the fund's NAV

     - The fund's history of shareholder relations

     - The performance of other funds under the adviser's management

B. ABILITY TO VOTE PROXIES OTHER THAN AS PROVIDED IN A ABOVE.

A Portfolio Manager or other party involved with a client's account may conclude that the best interest of the firm's client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined Proxy Voting Guidelines stated in Section IV.A. In this situation, he or she shall request that the Proxy Committee consider voting the proxy other than according such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's, group's, or entity's relationship, if any, with the parties proposing and/or opposing the matter's adoption using the Proxy Voting Recommendation Form. The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed in Section III.

C. PROPOSALS REQUIRING SPECIAL CONSIDERATION.

For the following categories of proposals, either the Proxy Committee will determine how proxies related to all such proposals will be voted, or the proxies will be voted in accordance with ISS' or an individual client's guidelines.

       1. NEW PROPOSALS. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

       2. ACCOUNTS ADHERING TO TAFT HARTLEY PRINCIPLES. All proposals for these accounts shall be voted according to the Taft Hartley Guidelines developed by ISS.

       3. ACCOUNTS ADHERING TO SOCIALLY RESPONSIBLE PRINCIPLES. All proposals for these accounts shall be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

       4. PROXIES OF INTERNATIONAL ISSUERS WHICH BLOCK SECURITIES SALES BETWEEN THE TIME A SHAREHOLDER SUBMITS A PROXY AND THE VOTE. In general, CMA will refrain from voting such securities. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such proxies, all proposals for these securities

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       will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in Section IV.A.

       5. PROXIES OF INVESTMENT COMPANY SHARES. Proposals on issues other than those specified in Section IV.A will be voted on the specific instruction of the Proxy Committee.

       6. ACCOUNTS MANAGED BY CMA'S QUANTITATIVE STRATEGIES GROUP. When an issue is held only within an account managed by CMA's Quantitative Strategies Group and not in any other account within CMA, all proposals shall be voted according to the guidelines developed by ISS or as specified by the client.

       7. EXECUTIVE/DIRECTOR COMPENSATION. Except as provided in Section IV.A, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

       8. PREEMPTIVE RIGHTS. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

VI. VOTING PROCEDURES

The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines. The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to effect the purposes of this Policy.

       1. CMA will use an independent, third-party vendor (currently ISS), to implement its proxy voting process as CMA's proxy voting agent. This retention is subject to CMA continuously assessing the vendor's independence from CMA and its affiliates, and the vendor's ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with CMA's proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor's other clients and the owners, officers or employees of any such firm, on the one hand, and CMA's clients, on the other hand. As means of performing this assessment, CMA will require various reports and notices from the vendor, as well as periodic audits of the vendor's voting record and other due diligence.

       2. ISS will provide proxy analysis and record keeping services in addition to voting proxies on behalf of CMA in accordance with this Policy.

       3. On a daily basis CMA will send to ISS a holdings file detailing each equity holding held in all accounts over which CMA has voting authority. Information regarding equity holdings for international portfolios will be sent weekly.

       4. ISS will receive proxy material information from Proxy Edge or the custodian bank for the account. This will include issues to be voted upon, together with a breakdown of holdings for CMA accounts. ISS will then reconcile information it receives from CMA with information that it has received from Proxy Edge and custodian banks. Any discrepancies will be promptly noted and resolved by ISS, with notice to CMA.

       5. Whenever a vote is solicited, ISS will execute the vote according to CMA's Voting Guidelines previously delivered by CMA to ISS as set forth in Section IV.A.

              - If ISS is unsure how to vote a particular proxy, ISS will issue a request for voting instructions to CMA over a secure website. CMA personnel will check this website regularly. The request will be accompanied by a recommended vote. The recommended vote will be based upon ISS' understanding of the Voting Guidelines previously delivered to ISS. CMA will promptly provide ISS with any amendments or modifications to the Voting Guidelines if necessary. CMA will return a final instruction to vote to ISS, which ISS will record with Proxy Edge or the custodian bank as our agent.

       6. Each time that ISS will send CMA a request to vote, the request will be accompanied by the recommended vote determined in accordance with CMA's Voting Guidelines. ISS will vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of clients requires another vote, or the proposal is a matter as to which the Proxy Committee affords special, individual consideration under Section IV.C. In such situations, ISS will vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA's Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way. ISS will inform CMA of all proposals having impact on its Taft Hartley and or Socially Responsible clients. The Proxy Voting Committee will be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

       7. ISS will have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients, CMA will receive a report from ISS detailing CMA's voting for the previous period.

VII. AVAILABILITY OF PROXY POLICY AND VOTING RECORD

A summary disclosure regarding the provisions of this Policy is available in CMA's Form ADV. Upon receipt of a Client's request for more information, CMA will provide to the Client a copy of this Policy and/or how CMA voted proxies for the Client pursuant to this Policy for up to a one-year period. It is CMA's policy not to disclose how it voted a client's proxy to third parties.

With respect to its investment company clients, CMA will not selectively disclose its investment company clients' proxy voting records; rather, CMA will disclose such information by publicly available annual filings. CMA will create and maintain records of each investment company's proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

     - The name of the issuer of the security;

     - The exchange ticker symbol of the portfolio security (is symbol is available through reasonably practicable means);

     - The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

     - The shareholder meeting date;

     - A brief identification of the matter voted on;

     - Whether the matter was proposed by the issuer or by a security holder;

     - Whether the company cast its vote on the matter;

     - How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

     - Whether the company cast its vote for or against management.

                             COLUMBIA LIBERTY FUND

                   A SERIES OF COLUMBIA FUNDS SERIES TRUST I

                      STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 1, 2007



This Statement of Additional Information ("SAI") contains information which may be useful to investors but which is not included in the Prospectuses of the Columbia Liberty Fund (the "Fund"). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of the Fund dated February 1, 2007. This SAI should be read together with the relevant Prospectus and most recent Annual Report dated September 30, 2006. Investors may obtain a free copy of the relevant Prospectus and Annual Report from Columbia Management Services, Inc. ("CMS"), P.O. Box 8081, One Financial Center, Boston, MA 02266-8081 or by calling 1-800-345-6611. The Financial Statements and Report of Independent Registered Public Accounting Firm appearing in the Fund's September 30, 2006 Annual Report are incorporated in this SAI by reference.



Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the funds distributed by Columbia Management Distributors, Inc. ("CMD") generally and additional information about certain securities and investment techniques described in the Fund's Prospectuses.


TABLE OF CONTENTS


PART 1                                                        PAGE
Definitions                                                     b
Organization and History                                        b
Investment Goals and Policies                                   b
Fundamental Investment Policies                                 c
Other Investment Policies                                       d
Portfolio Turnover                                              d
Fund Charges and Expenses                                       d
Custodian of the Funds                                          m
Independent Registered Public Accounting Firm                   m
Management of the Liberty Fund                                  m

PART 2
Miscellaneous Investment Practices                              1
Taxes                                                          23
Additional Tax Matters Concerning Trust Shares                 30
Management of the Funds                                        31
Determination of Net Asset Value                               46
How to Buy Shares                                              47
Special Purchase Programs/Investor Services                    53
Programs for Reducing or Eliminating Sales Charges             55
How to Sell Shares                                             57
Distributions                                                  62
How to Exchange Shares                                         62
Suspension of Redemptions                                      63
Shareholder Liability                                          63
Shareholder Meetings                                           63
Appendix I                                                     65
Appendix II                                                    71



INT-39/116464-0207

                                     PART 1
                             COLUMBIA LIBERTY FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 1, 2007



DEFINITIONS

  "Trust"                       Columbia Funds Series Trust I
  "Fund" or "Liberty Fund"      Columbia Liberty Fund
  "Advisor"                     Columbia Management Advisors, LLC, the Fund's investment
                                advisor
  "CMD"                         Columbia Management Distributors, Inc. (formerly named
                                Columbia Funds Distributor, Inc.), the Fund's distributor
  "CMS"                         Columbia Management Services, Inc. (formerly named Columbia
                                Funds Services, Inc.), the Fund's shareholder services and transfer agent


ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1987. The Fund was originally organized as a series of another Massachusetts business trust prior to its reorganization as a series of the Trust on March 27, 2006. The Fund is a diversified series of the Trust, and represents the entire interest in a separate series of the Trust. The Trust is registered with the Securities and Exchange Commission as an open-end management investment company.



The Liberty Fund commenced investment operations on April 30, 1982, and is a successor to a corporation organized in 1904.



The Fund changed its name from "The Colonial Fund" to "The Liberty Fund" on July 14, 2000 and from "The Liberty Fund" to its current name on October 13, 2003.



Effective October 13, 2003, the Trust changed its name from "Liberty-Stein Roe Funds Municipal Trust" to "Columbia Funds Trust IX." Effective September 30, 2005, the name of the Trust was changed from "Columbia Funds Trust IX" to "Columbia Funds Series Trust I."


INVESTMENT GOALS AND POLICIES
The Prospectuses describe the Fund's investment goals, investment strategies and risks. Part 1 of this SAI includes additional information concerning, among other things, the investment policies of the Fund. Part 2 contains additional information about the following securities and investment techniques that may be utilized by the Fund (unless otherwise noted):

       Foreign Currency Transactions
       Foreign Securities
       Forward Commitments
       Futures Contracts and Related Options
       Money Market Instruments
       Mortgage-Backed Securities
       Mortgage Dollar Rolls
       Non-Agency Mortgage-Backed Securities
       Options on Securities
       Repurchase Agreements
       Reverse Repurchase Agreements
       Rule 144A Securities
       Securities Loans
       Short-Term Trading
       Zero Coupon Securities
       Other Investment Companies

Except as indicated below under "Fundamental Investment Policies," the Fund's investment policies are not fundamental and the Trustees may change the policies without shareholder approval.

                                        b

FUNDAMENTAL INVESTMENT POLICIES
The Investment Company Act of 1940, as amended (the "1940 Act"), provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

FUNDAMENTAL RESTRICTIONS
The Fund may not, as a matter of fundamental policy:

        1. Underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), except when it might be deemed to be an underwriter either:
            (a) in connection with the disposition of a portfolio security; or
            (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered investment companies.

        2. Purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

        3. Purchase or sell commodities, except that the Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

        4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

        5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

        6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

        7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) the Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

                                        c

OTHER INVESTMENT POLICIES
As non-fundamental investment policies, which may be changed without a shareholder vote, the Fund may not:

1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

3.  Invest more than 15% of its net assets in illiquid assets.


Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the diversification requirement of the 1940 Act, an issuer is the entity whose revenues support the security.


PORTFOLIO TURNOVER
Portfolio turnover is included in the Prospectuses under "Financial Highlights." High portfolio turnover may cause the Fund to realize capital gains which, if realized and distributed by the Fund, may be taxable to shareholders as ordinary income. High portfolio turnover may result in correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund.

FUND CHARGES AND EXPENSES

Under the Fund's management agreement, the Fund pays the Advisor a monthly fee based on the average daily net assets of the Fund, determined at the close of each business day during the month, at the annual rate of:



                                                   ANNUAL FEE
AVERAGE DAILY NET ASSETS                              RATE
------------------------                           ----------
Net assets under $1 billion......................   0.550%
Net assets of $1 billion but less than $1.5
  billion........................................   0.500%
Net assets in excess of $1.5 billion.............   0.450%



The Fund has entered into an Administrative Agreement and a Pricing and Bookkeeping Agreement with the Advisor, pursuant to which the Advisor performs certain administrative and pricing and bookkeeping services for the Fund. The Advisor has delegated responsibility for certain of these administrative and pricing and bookkeeping services to State Street Bank and Trust Company ("State Street").



For services provided under the Pricing and Bookkeeping Agreement, the Fund will pay to the Advisor, or to such other person(s) as the Advisor may direct, an annual fee, payable monthly, consisting of: (i) for fund accounting services, $25,000 plus an additional monthly fee based on the Fund's net asset value ("Fund Accounting Fee"); and (ii) for financial reporting services, $13,000 ("Financial Reporting Fee"). Additionally, the Fund will bear certain reimbursable costs and expenses as provided in the Administrative Agreement and the Pricing and Bookkeeping Agreement. The aggregate Fund Accounting Fee and Financial Reporting Fee payable pursuant to the Pricing and Bookkeeping Agreement shall not exceed $140,000 annually.



Prior to May 1, 2006, the Fund was party to different administrative and pricing and bookkeeping agreements with the Advisor, both of which agreements provided the Fund with substantially similar services for substantially similar fees.



Prior to November 1, 2005, the Fund paid the Advisor under a similar pricing and bookkeeping arrangement a monthly fee consisting of a flat fee plus an asset-based fee, as follows:



-  An annual flat fee of $10,000 paid monthly; and



- In any month that the Fund had average net assets of more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that was calculated by taking into account the fees payable to State Street under an outsourcing agreement.


                                        d

The Fund also reimbursed the Advisor for all out-of-pocket expenses and charges, including all fees payable to third parties (other than State Street) for providing pricing data.



CMS acts as transfer agent, dividend disbursing agent and shareholders' servicing agent for the Fund. Its address is P.O. Box 8081, Boston, Massachusetts 02266-8081. Under the agreement with CMS, CMS provides transfer agency, dividend disbursing agency and shareholders' servicing agency services to the Fund (and has retained Boston Financial Data Services, Inc. to assist it). Effective April 1, 2006, the Fund pays CMS a fee of $17.00 per account per annum, payable monthly for transfer agency services. In addition, the Fund may pay CMS the fees and expenses CMS pays to third-party dealer firms that maintain omnibus accounts with the Fund, subject to a cap equal to 0.11% of the Fund's net assets represented by the account. The Fund will also pay certain reimbursable out-of-pocket expenses to CMS, and CMS also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due CMS from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts CMS maintains in connection with its services to the Fund.



Prior to April 1, 2006, the Fund paid CMS a fee of $15.23 per account per annum, payable monthly for transfer agency services. The Fund also paid CMS the fees and expenses CMS paid to third-party dealer firms that maintained omnibus accounts with the Fund, subject to a cap equal to 0.11% of the Fund's net assets represented by the account.



Prior to November 1, 2005, the Fund paid a shareholders' servicing and transfer agency fee to CMS as follows:



An annual open account fee of $28 per open account plus the Fund's allocated share of reimbursement for the out-of-pocket expenses of CMS.


RECENT FEES PAID TO THE ADVISOR, CMD AND CMS (dollars in thousands)


                                            Year ended      Year ended      Year ended
                                           September 30,   September 30,   September 30,
                                           -------------   -------------   -------------
                                               2006            2005            2004
                                               ----            ----            ----
Management fee                                $3,533          $3,999          $4,488
Pricing and bookkeeping fee                      178             224             243
Shareholder service and transfer agent
  fee                                            874           1,846           2,124
12b-1 fees:
  Service fee (Class A)                        1,235           1,324           1,411
  Service fee (Class B)                          255             357             467
  Service fee (Class C)                           13              13              17
  Distribution fee (Class B)                     816           1,148           1,506
  Distribution fee (Class C)                      40              43              54


                                        e

BROKERAGE COMMISSIONS (dollars in thousands)


                                                      Year ended      Year ended      Year ended
                                                     September 30,   September 30,   September 30,
                                                     -------------   -------------   -------------
                                                         2006            2005            2004
                                                         ----            ----            ----
Total commission                                       $    843        $    670         $   153
Directed transactions(a)                                114,585         139,207          12,525
Commissions on directed transactions                        116             164              15



(a) See "Management of the Funds -- Portfolio Transactions -- Brokerage and Research Services" in Part 2 of this SAI.



The Trust is required to identify any securities of its "regular brokers or dealers" that the Fund has acquired during its most recent fiscal year. At September 30, 2006, the Fund held securities of its regular brokers or dealers as set forth below:



    FUND                  BROKER/DEALER                VALUE (IN THOUSANDS)
Liberty Fund      CITIGROUP INC/CITICORP                      $8,668
                  MERRILL LYNCH & CO INC                      $7,217
                  GOLDMAN SACHS GROUP/CAPITAL                 $1,958
                  DEUSTCHE BANK AG                            $1,123


                                        f

TRUSTEES AND TRUSTEES' FEES
The "Columbia Fund Complex" includes all of the registered investment companies to which the Advisor and its affiliates provide investment advisory services.


The Advisor or its affiliates pay the compensation of all the officers of the funds in the Columbia Fund Complex (as such term is defined under applicable regulations promulgated under the 1940 Act) advised by the Advisor. For the fiscal year ended September 30, 2006, and the calendar year ended December 31, 2006, the Trustees received the following compensation for serving as Trustees:



                                                                          Total Compensation
                               Pension or              Aggregate          from the Columbia
                               Retirement        Compensation from the   Fund Complex Paid to
                            Benefits Accrued         Fund for the        the Trustees for the
                             as part of Fund       Fiscal Year Ended     Calendar Year Ended
Trustee                        Expenses(a)        September 30, 2006     December 31, 2006(b)
-------                        -----------        ------------------     --------------------
Douglas A. Hacker                  N/A                  $3,436                $  199,000
Janet Langford Kelly               N/A                   3,349                   194,500
Richard W. Lowry                   N/A                   2,840                   223,500(h)
William E. Mayer                   N/A                   3,224                   193,500(h)
Charles R. Nelson                  N/A                   3,154                   183,000
John J. Neuhauser                  N/A                   2,948                   223,000(h)
Patrick J. Simpson(c)              N/A                   3,212                   186,000
Thomas E. Stitzel(d)               N/A                   3,318                   191,500
Thomas C. Theobald(e)              N/A                   4,921                   274,500
Anne-Lee Verville(f)               N/A                   3,318                   191,500
Richard L. Woolworth(g)            N/A                   2,660                   103,250



(a) The Fund does not currently provide pension or retirement plan benefits to the Trustees.


(b) As of December 31, 2006, the Columbia Fund Complex consisted of 148 open-end and 7 closed-end management investment company portfolios. As of December 31, 2006, the Trustees served as trustees of 68 of such open-end and all of such closed-end management company portfolios.


(c) During the fiscal year ended September 30, 2006, and the calendar year ended December 31, 2006, Mr. Simpson deferred $3,212 of his compensation from the Fund, and $186,000 of his total compensation from the Columbia Fund Complex pursuant to the deferred compensation plan. At December 31, 2006, the value of Mr. Simpson's account under that plan was $511,995.


(d) During the fiscal year ended September 30, 2006, and the calendar year ended December 31, 2006, Mr. Stitzel deferred $1,500 of his compensation from the Fund, and $116,500 of his total compensation from the Columbia Fund Complex pursuant to the deferred compensation plan. At December 31, 2006, the value of Mr. Stitzel's account under that plan was $128,397.


(e) During the fiscal year ended September 30, 2006, and the calendar year ended December 31, 2006, Mr. Theobald deferred $3,370 of his compensation from the Fund, and $185,000 of his total compensation from the Columbia Fund Complex pursuant to the deferred compensation plan. At December 31, 2006, the value of Mr. Theobald's account under that plan was $584,565.


(f) At December 31, 2006, the value of Ms. Verville's account under the deferred compensation plan was $792,952.


(g) Mr. Woolworth served as Trustee until August 4, 2006.


(h) Total Compensation figures for Messrs. Lowry, Mayer and Neuhauser include trustee fees paid to them by Liberty All Star Equity Fund and Liberty All-Star Growth Fund, Inc. prior to December 15, 2006, at which time these funds ceased to be part of the Columbia Fund Complex.


ROLE OF THE BOARD OF TRUSTEES

The Trustees of the Fund are responsible for the overall management and supervision of the Fund's affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with service providers for the Fund and review the Fund's performance. The Trustees have created several committees to perform specific functions for the Fund. Mr. Theobald was elected Chairman of the Board of Trustees of the Fund effective December, 2003.


                                        g

AUDIT COMMITTEE

Ms. Verville and Messrs. Hacker and Stitzel are members of the Audit Committee of the Board of Trustees of the Fund. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the Fund's independent registered public accounting firm, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls of the Fund and certain service providers. For the fiscal year ended September 30, 2006, the Audit Committee convened ten times.


GOVERNANCE COMMITTEE

Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board of Trustees of the Fund. The Governance Committee's functions include recommending to the Trustees nominees for independent Trustee positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Fund's investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Governance Committee, in care of the Fund. For the fiscal year ended September 30, 2006, the Governance Committee convened four times.


ADVISORY FEES & EXPENSES COMMITTEE

Ms. Kelly and Messrs. Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Fund. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Advisory Fees & Expenses Committee by the Board. For the fiscal year ended September 30, 2006, the Advisory Fees & Expenses Committee convened six times.


COMPLIANCE COMMITTEE

Mses. Kelly and Verville and Messrs. Nelson, Simpson and Stitzel are members of the Compliance Committee of the Board of Trustees of the Fund. The Compliance Committee's functions include providing oversight of the monitoring processes and controls regarding the Fund. The Compliance Committee uses legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Fund's investment adviser, principal underwriter and transfer agent. For the fiscal year ended September 30, 2006, the Compliance Committee convened eight times.


INVESTMENT OVERSIGHT COMMITTEES

Each Trustee of the Fund serves on an Investment Oversight Committee ("IOC"). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Columbia Fund Complex and gives particular consideration to such matters as the Fund's adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Fund attend IOC meetings from time to time to assist each IOC in its review of the Fund. Each IOC meets four times a year. The following are members of the respective IOCs and the general categories of funds in the Columbia Fund Complex which they review:



            IOC#1: Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing funds in the following asset categories: Large
                      Growth Diversified, Large Growth Concentrated, Small Growth,
                      Outside Managed (i.e., sub-advised) and Municipal.
            IOC#2: Mr. Hacker and Ms. Verville are responsible for reviewing funds in the following asset categories: Large Blend, Small
                      Blend, Foreign Stock, Fixed Income -- Multi Sector and Fixed
                      Income -- Core.
            IOC#3: Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Large
                      Value, Mid Cap Value, Small Value, Asset Allocation, High
                      Yield and Money Market.
            IOC#4: Messrs. Nelson and Simpson are responsible for reviewing funds in the following asset categories: Large/Multi-Cap
                      Blend, Mid Cap Growth, Small Growth, Asset Allocation,
                      Specialty Equity and Taxable Fixed Income.


                                        h

SHARE OWNERSHIP

The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2006 (i) in the Fund and (ii) in the funds in the Columbia Fund Complex.



                                                            Aggregate Dollar Range of
                                                           Equity Securities Owned in
                                  Dollar Range of Equity  All Funds Overseen by Trustee
                                     Securities Owned         in the Columbia Fund
             Name of Trustee           in the Fund                   Complex
             ---------------           -----------                   -------
         DISINTERESTED TRUSTEES
         Douglas A. Hacker                 None                   Over $100,000
         Janet Langford Kelly              None                   Over $100,000
         Richard W. Lowry                  None                   Over $100,000
         Charles R. Nelson                 None                   Over $100,000
         John J. Neuhauser            Over $100,000               Over $100,000
         Patrick J. Simpson                None                   Over $100,000
         Thomas E. Stitzel                 None                   Over $100,000
         Thomas C. Theobald                None                   Over $100,000
         Anne-Lee Verville                 None                 Over $100,000(a)

         INTERESTED TRUSTEES
         William E. Mayer                  None                  $10,001-$50,000


(a) Includes the value of compensation payable under the deferred compensation plan for independent Trustees of the Columbia Fund Complex that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Columbia Fund Complex as specified by Ms. Verville.

PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS
The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the Fund's portfolio managers managed as of the Fund's fiscal year end.


                        Other SEC-registered Open-     Other Pooled Investment
 Portfolio Managers      end and Closed-end Funds             Vehicles                   Other Accounts
 ------------------      ------------------------             --------                   --------------
                       Number of                      Number of                   Number of
                       Accounts         Assets        Accounts       Assets       Accounts         Assets
                       ---------        ------        --------       ------       --------         ------
Vikram J. Kuriyan         26        $9.71 billion        38       $4.31 billion       121     $9.44 billion(1)
Karen Wurdack              2       $599 million(2)        0            N/A              7         $376,000
Paul J. Berlinguet         5         $2.1 billion         1       $410 million         14       $237 million
Edward P. Hickey           5         $2.1 billion         1       $400 million         25       $490 million
Roger R. Sullivan          5         $2.1 billion         1       $400 million         19       $250 million
Mary-Ann Ward              5         $2.1 billion         1       $400 million         69       $98.8 million
John T. Wilson             5         $2.1 billion         1       $400 million         22       $250 million
Diane L. Sobin            13         $7.5 billion         2       $543 million      4,398       $3.8 billion
David I. Hoffman          13         $7.5 billion         2       $543 million      4,393       $3.8 billion
Lori J. Ensinger          13         $7.5 billion         2       $543 million      4,388       $3.8 billion
Noah J. Petrucci          13         $7.5 billion         2       $543 million      4,391       $3.8 billion
Leonard A. Aplet          12        $3.54 billion         8       $1.62 billion       130       $7.5 billion
Robert Madsen(3)           1        $27.3 million         0            N/A              0            N/A
Klaus Ropke(3)             1        $27.3 million         0            N/A              0            N/A



(1) Includes two accounts with asset of $31 million where there is an advisory fee based on performance.


(2) Includes two accounts with assets of $599 million where there is an advisory fee based on performance.


(3) Given with respect to the Columbia Fund Complex.

     See "Potential conflicts of interest in managing multiple accounts" in Part 2 of this SAI for information on how the Advisor addresses potential conflicts of interest resulting from an individual's management of more than one account.


OWNERSHIP OF SECURITIES


The table below shows the dollar ranges of shares of the Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio managers listed above at the end of the Fund's most recent fiscal year:


                                                            Dollar Range of Equity Securities in the Fund
                         Portfolio Manager                               Beneficially Owned
                         -----------------                               ------------------
         Vikram J. Kuriyan                                                       None
         Karen Wurdack                                                           None
         Paul J. Berlinguet                                                      None
         Edward P. Hickey                                                        None
         Roger R. Sullivan                                                       None
         Mary-Ann Ward                                                           None
         John T. Wilson                                                          None
         Diane L. Sobin                                                          None
         David I. Hoffman                                                        None
         Lori J. Ensinger                                                        None
         Noah J. Petrucci                                                        None
         Leonard A. Aplet                                                        None
         Robert Madsen                                                           None
         Klaus Ropke                                                             None


COMPENSATION

As of the Fund's most recent fiscal year end, the portfolio managers received all of their compensation from the Adviser and its parent company, Columbia Management Group, in the form of salary, bonus, stock options restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the Columbia Funds in which the account is invested. A portfolio manager's bonus is variable and is generally based on (1) an evaluation of the manager's investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Adviser generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager's oversight relative to the benchmarks and peer groups noted below, emphasizing each manager's three- and five-year performance. The Adviser may also consider a portfolio manager's performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group's overall investment performance.



    Portfolio Manager             Performance Benchmark                         Peer Group
    -----------------             ---------------------                         ----------
Vikram J. Kuriyan           60-40 SP 500/Lehman Aggregate Bond   Morningstar Moderate Allocation Category
Karen Wurdack               60-40 SP 500/Lehman Aggregate Bond   Morningstar Moderate Allocation Category
Paul J. Berlinguet          60-40 SP 500/Lehman Aggregate Bond   Morningstar Moderate Allocation Category
Edward P. Hickey            60-40 SP 500/Lehman Aggregate Bond   Morningstar Moderate Allocation Category
Roger R. Sullivan           60-40 SP 500/Lehman Aggregate Bond   Morningstar Moderate Allocation Category
Mary-Ann Ward               60-40 SP 500/Lehman Aggregate Bond   Morningstar Moderate Allocation Category
John T. Wilson              60-40 SP 500/Lehman Aggregate Bond   Morningstar Moderate Allocation Category
Diane L. Sobin              60-40 SP 500/Lehman Aggregate Bond   Morningstar Moderate Allocation Category
David I. Hoffman            60-40 SP 500/Lehman Aggregate Bond   Morningstar Moderate Allocation Category
Lori J. Ensinger            60-40 SP 500/Lehman Aggregate Bond   Morningstar Moderate Allocation Category


                                        j

    Portfolio Manager             Performance Benchmark                         Peer Group
    -----------------             ---------------------                         ----------
Noah J. Petrucci            60-40 SP 500/Lehman Aggregate Bond   Morningstar Moderate Allocation Category
Leonard A. Aplet            60-40 SP 500/Lehman Aggregate Bond   Morningstar Moderate Allocation Category
Robert Madsen               60-40 SP 500/Lehman Aggregate Bond   Morningstar Moderate Allocation Category
Klaus Ropke                 60-40 SP 500/Lehman Aggregate Bond   Morningstar Moderate Allocation Category


The size of the overall bonus pool each year is determined by Columbia Management Group, LLC, and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and the Advisor's profitability for the year, which is influenced by assets under management.


OWNERSHIP OF THE FUND

As of record on December 31, 2006, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the then outstanding shares of each of Class A, Class B, Class C and Class Z shares of the Fund.



As of record on December 31, 2006, the following shareholders owned of record 5% or more of one or more of each class of the Fund's then outstanding shares:



Class Z shares       Bank of America NA                        37.01%
                     Attn Joan Wray/Funds Accounting
                     TXT-945-08-18
                     411 N Akard St
                     Dallas TX 75201-3307
                     Streimer Sheet Metal Works Inc.           17.70%
                     740 N Knott St
                     Portland OR 97227-2099
                     William R Larsen &                        9.36%
                     Beatriz M De Larsen JTWROS
                     416 E 11th St SE
                     Rome GA 30161-6222
                     SE Boo Kang &                             5.23%
                     In Soon Kang JTWROS
                     1305 King Arthur Dr
                     Mechanicsburg PA 17050-7672


SALES CHARGES (dollars in thousands)


                                                                    Class A Shares
                                                                    --------------
                                                      Year ended      Year ended      Year ended
                                                     September 30,   September 30,   September 30,
                                                     -------------   -------------   -------------
                                                         2006            2005            2004
                                                         ----            ----            ----
Aggregate initial sales charges on Fund share sales      $122            $115            $163
Initial sales charges retained by CMD                      19              18              26
Aggregate CDSC on Fund redemptions retained by CMD         <1              <1               1



                                                                    Class B Shares
                                                                    --------------
                                                      Year ended      Year ended      Year ended
                                                     September 30,   September 30,   September 30,
                                                     -------------   -------------   -------------
                                                         2006            2005            2004
                                                         ----            ----            ----
Aggregate CDSC on Fund redemptions retained by CMD       $125            $240            $312


                                        k

                                                                    Class C Shares
                                                                    --------------
                                                      Year ended      Year ended      Year ended
                                                     September 30,   September 30,   September 30,
                                                     -------------   -------------   -------------
                                                         2006            2005            2004
                                                         ----            ----            ----
Aggregate CDSC on Fund redemptions retained by CMD        $ 1             $85             $1



12B-1 PLAN, CDSCS AND CONVERSION OF SHARES


The Fund offers four classes of shares -- Class A, Class B, Class C and Class Z. The Fund may in the future offer other classes of shares. The Trustees have approved a 12b-1 plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for Class A, Class B and Class C shares. Under the Plan, the Fund pays CMD monthly a service fee at an annual rate of 0.15% of the Fund's net assets attributable to Class A shares outstanding prior to April 1, 1989, and a service fee at an annual rate of 0.25% of the Fund's net assets attributable to shares of each Class issued thereafter, except Class Z shares. The Fund also pays CMD monthly a distribution fee at an annual rate of 0.75% of the average daily net assets attributable to its Class B and Class C shares. CMD may use the entire amount of such fees to defray the costs of commissions and service fees paid to financial service firms ("FSFs") and for certain other purposes. Since the distribution and service fees are payable regardless of CMD's expenses, CMD may realize a profit from the fees. The Plan authorizes any other payments by the Fund to CMD and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirectly financing the distribution of Fund shares.


The Trustees believe the Plan could be a significant factor in the growth and retention of the Fund's assets resulting in more advantageous expense ratios and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees of the Trust who are not interested persons of the Trust is effected by such disinterested Trustees.


Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within a certain number of years after purchase depending on the program you purchased your shares under. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. Class Z shares are offered at net asset value and are not subject to a CDSC. The CDSCs are described in the Prospectus for the Fund's Class A, B and C shares.


No CDSC will be imposed on shares derived from reinvestment of distributions or on amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

Eight years after the end of the month in which a Class B share is purchased, such shares and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee.

                                        l

SALES-RELATED EXPENSES (dollars in thousands) of CMD relating to the Class A, B and C shares of the Fund were:


                                                           Year ended September 30, 2006
                                                           -----------------------------
                                                  Class A Shares   Class B Shares   Class C Shares
                                                  --------------   --------------   --------------
Fees to FSFs                                          $1,238            $284             $22
Allocated cost of sales material relating to the
  Fund (including printing, mailing and
  promotional expenses)                                    9               2              (a)
Allocated travel, entertainment and other
  promotional expenses                                    75              13               2



(a) Rounds to less than one.


CUSTODIAN OF THE FUND

State Street Bank and Trust Company, located at 2 Avenue De Lafayette, Boston, MA 02111-2900, is the Fund's custodian. The custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at 125 High Street, Boston, MA 02110-1707, is the independent registered public accounting firm for the Fund, providing audit and tax return review services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectuses have been so included, in reliance upon the reports for the Fund for the years ended September 30, 2004, 2005 and 2006 of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing. For the periods ended September 30, 2003 and prior, another independent registered public accounting firm served as the Fund's independent registered public accounting firm. The information for the period ended September 30, 2003 and the years ended October 31, 2002 and 2001, has been derived from the Fund's financial statements which have been audited by another independent registered public accounting firm, whose report expressed an unqualified opinion on those financial statements and highlights.


MANAGEMENT OF THE LIBERTY FUND

Nordea Investment Management North America, Inc. (NIMNAI), which is located at 437 Madison Avenue, New York, NY 10022, serves as the investment sub-advisor for the Fund and manages the portion of the Fund's assets allocated to foreign equity securities. NIMNAI is an indirect, wholly owned subsidiary of Nordea AB (formerly Nordic Baltic Holding Group), one of Scandinavia's leading financial institutions. NIMNAI's investment decisions for the Fund are made by an investment team. NIMNAI offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations, and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis.


Under the sub-advisory agreement with the Advisor and the Trust, on behalf of the Fund, NIMNAI manages a portion of the Fund's foreign securities, as determined by the Advisor, in accordance with the investment objectives, policies and limitations of the Fund. For the services rendered by NIMNAI under the sub-advisory agreement, the Advisor pays NIMNAI a monthly fee at the annual rate of 0.40% of the average daily net asset value of the portion of the Fund's assets managed by NIMNAI. Any liability of NIMNAI to the Trust, the Fund and/or Fund shareholders is limited to situations involving NIMNAI's own willful misfeasance, bad faith or gross negligence in the performance of its duties. In addition to the services provided by NIMNAI to the Fund, NIMNAI also provides sub-advisory and other services and facilities to other investment companies.

                                        m

PART C OTHER INFORMATION

Columbia Asset Allocation Fund
Columbia Common Stock Fund
Columbia Disciplined Value Fund
Columbia Dividend Income Fund
Columbia Large Cap Growth Fund
Columbia Liberty Fund
Columbia Small Cap Core Fund



Item 23. Exhibits

(a)(1) Second Amended and Restated Agreement and Declaration of Trust dated August 10, 2005.(1)

(a)(2) Amendment No. 1 to Second Amended and Restated Agreement and Declaration of Trust dated August 10, 2005.(1)

(b)     Amended and Restated By-laws of Registrant.(2)

(c)     N/A

(d)(1) Management Agreement between Registrant on behalf of Columbia High Yield Municipal Fund and Columbia Management Advisors, LLC (formerly named Columbia Management Advisors, Inc.) dated November 1, 2003 - Incorporated herein by reference to Post-Effective Amendment No. 38 to the Registrant's Registration Statement on Form N-1A filed on
        October 28, 2004.

(d)(2) Management Agreement between Registrant and Columbia Management Advisors, Inc. dated September 15, 2005 (Columbia Strategic Income Fund)
        - Incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A filed on September 16, 2005.

(d)(3)  Management Agreement between Registrant and Columbia
        Management Advisors, LLC dated as of March 27, 2006. (Columbia Balanced Fund) (3)

(d)(4)  Management Agreement between Registrant and Columbia
        Management Advisors, LLC dated as of March 27, 2006. (Columbia Conservative High Yield Fund) (3)

(d)(5)  Management Agreement between Registrant and Columbia
        Management Advisors, LLC dated as of March 27, 2006. (Columbia Greater China Fund) (3)

(d)(6)  Management Agreement between Registrant and Columbia
        Management Advisors, LLC dated as of March 27, 2006. (Columbia Mid Cap Growth Fund) (3)

(d)(7)  Management Agreement between Registrant and Columbia
        Management Advisors, LLC dated as of March 27, 2006. (Columbia Oregon Intermediate Municipal Bond Fund) (3)

(d)(8)  Management Agreement between Registrant and Columbia
        Management Advisors, LLC dated as of March 27, 2006. (Columbia Real Estate Equity Fund) (3)

(d)(9)  Management Agreement between Registrant and Columbia
        Management Advisors, LLC dated as of March 27, 2006. (Columbia Small Cap Growth Fund I) (3)

(d)(10) Management Agreement between Registrant and Columbia
        Management Advisors, LLC dated as of March 27, 2006. (Columbia Strategic Investor Fund) (3)

(d)(11) Management Agreement between Registrant and Columbia
        Management Advisors, LLC dated as of March 27, 2006. (Columbia Technology Fund) (3)

(d)(12) Management Agreement between Registrant and Columbia
        Management Advisors, LLC dated as of March 27, 2006. (Columbia Asset Allocation Fund, Columbia Small Cap Core Fund, Columbia Dividend Income Fund, Columbia Disciplined Value Fund, Columbia Common
        Stock Fund and Columbia Large Cap Growth Fund)(3)

(d)(13) Management Agreement between Registrant and Columbia
        Management Advisors, LLC dated as of March 27, 2006. (Columbia Income Fund and Columbia Intermediate Bond Fund)(3)

(d)(14) Management Agreement between Registrant and Columbia
        Management Advisors, LLC dated as of March 27, 2006. (Columbia U.S. Treasury Index Fund) (3)

(d)(15) Management Agreement between Registrant and Columbia
        Management Advisors, LLC dated as of March 27, 2006. (Columbia World Equity Fund)(3)

(d)(16) Management Agreement between Registrant and Columbia
        Management Advisors, LLC dated as of March 27, 2006. (Columbia Core Bond Fund) (3)

(d)(17) Management Agreement between Registrant and Columbia
        Management Advisors, LLC dated as of March 27, 2006. (Columbia High Yield Opportunity Fund) (3)

(d)(18) Management Agreement between Registrant and Columbia
        Management Advisors, LLC dated as of March 27, 2006. (Columbia Small Cap Value Fund I) (3)

(d)(19) Management Agreement between Registrant and Columbia
        Management Advisors, LLC dated as of March 27, 2006. (Columbia Liberty Fund) (3)

(d)(20) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund) (2)

(d)(21) Management Agreement between Registrant and Columbia
        Management Advisors, LLC dated as of March 27, 2006. (Columbia Connecticut Intermediate Municipal Bond Fund) (3)


(d)(22) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia Massachusetts Intermediate Municipal Bond Fund) (2)

(d)(23)   Management Agreement between Registrant and Columbia
          Management Advisors, LLC dated as of March 27, 2006. (Columbia New Jersey Intermediate Municipal Bond Fund) (3)

(d)(24) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia New York Intermediate Municipal Bond Fund) (2)

(d)(25)   Management Agreement between Registrant and Columbia
          Management Advisors, LLC dated as of March __, 2006. (Columbia Rhode Island Intermediate Municipal Bond Fund) (2)

(d)(26) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia Tax-Exempt Fund) (2)

(e)(1) Form of Distribution Agreement between the Registrant and Columbia Management Distributors, Inc. dated as of March 27, 2006.(5)

(e)(2) Shareholder Servicing Plan Implementation Agreement between the Registrant and Columbia Management Distributors, Inc. dated as of March 27, 2006. (2)

(f)       Not Applicable.

(g) Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated September 19, 2005 - filed as Exhibit (g) in Part C, Item 23 of Post-Effective Amendment No. 88 to the Registration Statement on Form N-1A of Columbia Funds Trust XI (File Nos. 33-11351 and 811-4978), filed with the Commission on or about January 27, 2006, and is hereby incorporated by reference and made a part of this Registration Statement.

(h)(1) Form of Administrative Agreement between the Registrant and Columbia Management Advisors, LLC dated as of March 27, 2006.(2)

(h)(2) Form of Pricing and Bookkeeping Agreement between the Registrant and Columbia Management Advisors, LLC dated as of March 27, 2006.(2)

(h)(3) Form of Transfer, Dividend Disbursing and Shareholders' Servicing Agent Agreement between the Registrant, Columbia Management Advisors, LLC and Columbia Management Services, Inc. dated as of March 27, 2006. (2)

(h)(4)(i) Credit Facility with State Street Bank and Trust Company dated July 23, 2004 - filed as exhibit (h)(7) in Part C, Item 23 of Post-Effective Amendment No. 64 to the Registration Statement on
          Form N-1A of Columbia Funds Trust II (File Nos. 2-66976 and 811-3009), filed with the Commission on or about July 29, 2004, and is hereby incorporated by reference and made a part of this Registration Statement.

(h)(4)(ii) Amendment Agreement No. 1 to the Credit Facility with State Street Bank and Trust Company dated July 22, 2005 - filed as Exhibit
            (h)(7)(ii) in Part C, Item 23 of Post-Effective Amendment No. 140 to the Registration Statement on Form N-1A of Columbia Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about July 29, 2005, and is hereby incorporated by reference and made part of this Registration Statement.

(h)(4)(iii) Instrument of Adherence to the Credit Facility with State Street
            Bank and Trust Company on behalf of CMG Fund Trust, on behalf of its series CMG Core Bond Fund dated July 22, 2005 - Filed as Exhibit (h)(7)(ii) in Part C, Item 23 of Post-Effective Amendment No. 140 to the Registration Statement on Form N-1A of Columbia Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about July 29, 2005, and is hereby incorporated by reference and made part of this Registration Statement.

(h)(4)(iv) Instrument of Adherence to the Credit Facility with State Street Bank and Trust Company on behalf of SteinRoe Variable Investment Trust, dated July 22, 2005 - Filed as Exhibit (h)(7)(ii) in Part C, Item 23 of Post-Effective Amendment No. 140 to the Registration Statement on Form N-1A of Columbia Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about July 29, 2005, and is hereby incorporated by reference and made part of this Registration Statement.

(h)(4)(v) Instrument of Adherence to the Credit Facility with State Street Bank and Trust Company on behalf of Liberty Variable Investment Trust, dated July 22, 2005 - filed as Exhibit (h)(7)(ii) in Part C, Item 23 of Post-Effective Amendment No. 140 to the Registration Statement on Form N-1A of Columbia Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about July 29, 2005, and is hereby incorporated by reference and made part of this Registration Statement.

(h)(4)(vi) Second Amendment Agreement, dated February 3, 2006, to the Credit Facility with State Street Bank and Trust Company dated July 22, 2005.(3)

(h)(4)(vii) Form of Third Amendment Agreement, dated March __, 2006, to the
            Credit Facility with State Street Bank and Trust Company dated July 22, 2005. (3)

(h)(6)      Form of Indemnification Agreement. (3)

(i)         Opinion of Counsel of Ropes & Gray LLP. (1)

(j)(1) Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP) (Columbia Asset Allocation Fund, Columbia Common Stock Fund, Columbia Disciplined Value Fund, Columbia Dividend Income Fund, Columbia Large Cap Growth Fund,Columbia Liberty Fund,and Columbia Small Cap Core Fund)

(j)(2)      Consent of Morningstar, Inc. (4)

(k)         Not Applicable.

(l)         Not Applicable.

(m) Form of Distribution Plan between the Registrant and Columbia Management Distributors, Inc. dated as of March 27, 2006.(2)

(n)(1) Multiple Class Plan pursuant to Rule 18f-3, dated July 31, 2002, as amended January 29, 2003 and September 30, 2003 - filed as
            Exhibit 99(n) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of Balanced Fund, Inc. (File Nos 33-41401 and 811-6338), filed with the Commission on or about October 14, 2003, and is hereby incorporated by reference and made part of this Registration Statement. (Columbia Common Stock Fund, Columbia Real Estate Equity Fund, Columbia Technology Fund, Columbia Balanced Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia High Yield Opportunity Fund, Columbia Strategic Investor Fund, Columbia Mid Cap Growth Fund and Columbia Dividend Fund)

(n)(2) Plan pursuant to Rule 18f-3(d), effective April 22, 1996, as amended and restated December 12, 2001, July 26, 2002, November 1, 2003 and November 1, 2003 and February 17, 2004 filed as Exhibit
            (n) in Part C, Item 23 of Post-Effective Amendment No. 132 to the Registration Statement on Form N-1A of Columbia Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about February 25, 2004, and is hereby incorporated by reference and made a part of this Registration Statement. (Columbia Greater China Fund, Columbia Liberty Fund, Columbia World Equity Fund, Columbia Core Bond Fund, Columbia Tax-Exempt Insured Fund,
            Columbia Utilities Fund, Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Municipal Bond Fund, Columbia Rhode Island Intermediate Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New York Tax-Exempt Fund, Columbia Small Cap Value Fund I and Columbia U.S. Treasury Index Fund)

(n)(3) Plan pursuant to Rule 18f-3(d), amended and restated as of November 1, 2003 - filed as Exhibit 99(n) to Post-Effective Amendment No. 85 to the Registration Statement on Form N-1A of Columbia Funds Trust XI File Nos 33-11351 and 811-4978) filed with the Commission on or about February 25, 2004, and is hereby incorporated by reference and made part of this Registration Statement. (Columbia Income Fund, Columbia Intermediate Bond Fund, Growth Stock Fund, Young Investor Fund, Asset Allocation Fund, Columbia Disciplined Value Fund, Columbia Small Cap Core Fund and Columbia Small Company Equity Fund)

(o)         Not Applicable.

(p)(1)      Code of Ethics of the Funds as revised January 3, 2006.(2)

(p)(2) Code of Ethics of Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. dated January 1, 2006 - filed as Exhibit (p)(2) in Part C, Item 23 of Post-Effective Amendment No. 88 to the Registration Statement on Form N-1A of Columbia Funds Trust XI (File Nos. 33-11351 and 811-4978), filed with the Commission on or about January 27, 2006 and is hereby incorporated by reference and made a part of this Registration Statement.

Power of Attorney for: Douglas A. Hacker, Janet Langford Kelly, Richard W. Lowry, William E. Mayer, Charles R. Nelson, John J. Neuhauser, Patrick J. Simpson, Thomas E. Stitzel, Thomas C. Theobald and Anne-Lee Verville - filed in Part C, Item 24(2) of Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of Columbia Funds Trust VI (File Nos. 33-45117 and 811-6529), filed with the Commission on or about October 27, 2005, and is hereby incorporated by reference and made a part of this Registration Statement.


(1) Incorporated by reference to Post-Effective Amendment No. 40 to Form N-1A filed on or about September 16, 2005.

(2) Incorporated by reference to Post-Effective Amendment No. 46 to Form N-1A filed on or about March 24, 2006.

(3) Incorporated by reference to Post-Effective Amendment No. 51 to Form N-1A filed on or about October 27, 2006.

(4) Incorporated by reference to Post-Effective Amendment No. 21 to Form N-1A filed on or about August 30, 1996.

(5) Incorporated by reference to Post-Effective Amended No 38 to Columbia
    Funds Variable Insurance Trust (formerly SteinRoe Variable Investment Trust) filed on or about April 10, 2006.

Item 24. Persons Controlled by or under Common Control with Registrant

   None

Item 25. Indemnification

   Article Five of the Bylaws of Registrant ("Article Five") provides that Registrant shall indemnify each of its trustees and officers (including persons who serve at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) who are not employees or officers of any investment adviser to the Registrant or any affiliated person thereof, and its chief compliance officer, regardless of whether such person is an employee or officer of any investment adviser to the Trust or any affiliated person thereof, and may indemnify each of its trustees and officers (including persons who serve at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) who are employees or officers of any investment adviser to the Registrant or any affiliated person thereof ("Covered Persons") under specified circumstances.

   Section 17(h) of the Investment Company Act of 1940 ("1940 Act") provides that neither the Agreement and Declaration of Trust nor the By-Laws of Registrant, nor any other instrument pursuant to which Registrant is organized or administered, shall contain any provision which protects or purports to protect any trustee or officer of Registrant against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In accordance with
Section 17(h) of the 1940 Act, Article Five shall not protect any person against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. To the extent required under the 1940 Act, (i) Article Five does not protect any person against any liability to Registrant or to its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office; (ii) in the absence of a final decision on the merits by a court or other body before whom a proceeding was brought that a Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office, no indemnification is permitted under Article Five unless a determination that such person was not so liable is made on behalf of Registrant by (a) the vote of a majority of the trustees who are neither "interested persons" of Registrant, as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceeding ("disinterested, non-party trustees"), or
(b) an independent legal counsel as expressed in a written opinion; and
(iii) Registrant will not advance attorneys' fees or other expenses incurred by a Covered Person in connection with a civil or criminal action, suit or proceeding unless Registrant receives an undertaking by or on behalf of the Covered Person to repay the advance (unless it is ultimately determined that he is entitled to indemnification) and (a) the Covered Person provides security for his undertaking, or (b) Registrant is insured against losses arising by reason of any lawful advances, or (c) a majority of the disinterested, non-party trustees of Registrant or an independent legal counsel as expressed in a written opinion, determine, based on a review of readily-available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

   Any approval of indemnification pursuant to Article Five does not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with Article Five as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in, or not opposed to, the best interests of Registrant or to have been liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person's office.

   Article Five also provides that its indemnification provisions are not exclusive. The Trust has also entered into Indemnification Agreements with each of its Trustees and its chief compliance officer, a copy of which has been filed as an exhibit to this registration statement, establishing certain procedures with respect to the indemnification described above.

Item 26. Business and Other Connections of Investment Adviser

   Information regarding the businesses of Columbia Management Advisors, LLC and its officers is set forth in the Prospectuses and in the Statement of Additional Information and is incorporated herein by reference. The business and other connections of the officers and directors of Columbia Management Advisors, LLC are also listed on the Form ADV of Columbia Management Advisors, LLC as currently on file with the Commission. (File No. 801-50372).

Item 27. Principal Underwriter

   a) Columbia Management Distributors, Inc. (CMD), a subsidiary of Columbia Management Advisors, LLC, is the Registrant's principal underwriter. CMD acts in such capacity for each series of Columbia Funds Variable Insurance Trust, Columbia Funds Series Trust, Columbia Funds Series Trust I, Columbia Funds Institutional Trust Columbia Funds Variable Insurance Trust I, Columbia Acorn Trust and Wanger Advisors Trust.


(b)   The  table  below  lists  each   director  or  officer  of  the  principal
      underwriter named in the answer to Item 20.

(1)                 (2)                   (3)

                    Position and Offices  Positions and
Name and Principal  with Principal        Offices with
Business Address*   Underwriter           Registrant
------------------  -------------------   --------------

Ahmed, Yaqub           V.P.                  None

Aldi, Andrew           V.P.                  None

Anderson, Judith       V.P.                  None

Ash, James             V.P.                  None

Banks, Keith           Director              None

Ballou, Richard        Sr. V.P.              None

Bartlett, John         Managing Director     None

Berretta, Frederick R. Director and          None
                       Managing
                       Director

Bozek, James           Sr. V.P.              None

Brantley, Thomas       Sr. V.P.-Tax          None

Brown, Beth Ann        Sr. V.P.              None

Claiborne, Douglas     Sr. V.P.              None

Climer, Quentin        V.P.                  None

Conley, Brook          V.P.                  None

Davis, W. Keith        Sr. V.P.-Tax          None

DeFao, Michael         Chief Legal Officer   None

Desilets, Marian       V.P.                  None

Devaney, James         Sr. V.P.              None

Dolan, Kevin           V.P.                  None

Donovan, Patrick M.    Chief Compliance      None
                       Officer

Doyle, Matthew         V.P.                  None

Emerson, Kim P.        Sr. V.P.              None

Feldman, David         Managing Director     None

Feloney, Joseph        Sr. V.P.              None

Ferullo, Jeanne        V.P.                  None

Fisher, James F.       V.P.                  None

Ford, David C.         V.P.                  None

Gellman, Laura D.      Conficts of Interest  None
                       Officer

Gentile, Russell       V.P.                  None

Goldberg, Matthew      Sr. V.P.              None

Gubala, Jeffrey        V.P.                  None

Guenard, Brian         V.P.                  None

Jones, Michael A       Chief Executive       None
                       Officer and
                       President

Lynch, Andrew          Managing Director     None

Marcelonis, Sheila     V.P.                  None

Martin, William W.     Operational Risk      None
                       Officer

Miller, Anthony        V.P.                  None

Miller, Gregory M.     V.P.                  None

Moberly, Ann R.        Sr. V.P.              None

Morse, Jonathan        V.P.                  None

Mroz, Gregory S.       Sr. V.P.-Tax          None

Nickodemus, Paul       V.P.                  None

Nigrosh, Diane J.      V.P.                  None

Noack, Robert W.       V.P                   None

Owen, Stephanie        V.P.                  None

Penitsch, Marilyn      V.P.                  None

Piken, Keith           Sr. V.P.              None

Pryor, Elizabeth A.    Secretary             None

Ratto, Gregory         V.P.                  None

Reed, Christopher B.   Sr. V.P.              None

Roberts, Amy S.        Director              None

Ross, Gary             Sr. V.P.              None

Scully-Power, Adam     V.P.                  None

Seller, Gregory        V.P.                  None

Shea, Terence          V.P.                  None

Sideropoulos, Lou      Sr. V.P.              None

Studer, Eric           Sr. V.P.              None

Waldron, Thomas        V.P.                  None

Walsh, Brian           V.P.                  None

Wasp, Kevin            Corporate             None
                       Ombudsman

Weidner, Donna M.      Treasurer and         None
                       Chief Financial
                       Officer

Wess, Valerie          Sr. V.P.              None

Wilson, Christopher    Sr. V.P.              President

Winn, Keith            Sr. V.P.              None

Yates, Susan           V.P.                  None

--------------------------
* The address for each individual is One Financial Center, Boston, MA 02111.

Item 28. Location of Accounts and Records

   Person maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder include Registrant's Secretary; Registrant's investment adviser, Columbia Management Advisors, LLC; Registrant's administrator, Columbia Management Advisors, LLC; Registrant's principal underwriter, Columbia Management Distributors, Inc. (formerly named Columbia Funds Distributor, Inc.); Registrant's transfer and dividend disbursing agent, Columbia Management Services, Inc. (formerly named Columbia Funds Services, Inc.); and the Registrant's custodian, State Street Bank and Trust Company. The address for each person except the Registrant's investment advisor/administrator and custodian is One Financial Center, Boston, MA 02111. The Registrant's investment advisor's/administrator's address is 100 Federal Street, Boston, MA 02110. The Registrant's custodian's address is located at 2 Avenue De Lafayette, Boston, MA 02111-2900.

Item 29. Management Services

   See Item 5, Part A and Item 16, Part B

Item 30. Undertakings

   Not Applicable

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Columbia Funds Series Trust I, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 26th day of January, 2007.

                                           COLUMBIA FUNDS SERIES TRUST I

                                           By:    /s/ CHRISTOPHER L. WILSON
                                                  ------------------------------
                                           Name:  Christopher L. Wilson
                                           Title: President

   Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below on the 26th day of January, 2007 by the following persons in the capacities and on the date indicated.

SIGNATURES                             TITLE                                   DATE
-------------------------------------  --------------------------------------- -------------

/s/ CHRISTOPHER L. WILSON              President (chief executive officer)     January 26, 2007
-------------------------------
Christopher L. Wilson

/s/ J. KEVIN CONNAUGHTON               Treasurer (principal financial officer) January 26, 2007
-------------------------------
J. Kevin Connaughton

/s/ MICHAEL G. CLARKE                  Chief Accounting Officer (principal     January 26, 2007
-------------------------------        accounting officer)
Michael G. Clarke

*DOUGLAS A. HACKER                     Trustee
-------------------------------
Douglas A. Hacker

*JANET LANGFORD KELLY                  Trustee
-------------------------------
Janet Langford Kelly

*RICHARD W. LOWRY                      Trustee
-------------------------------
Richard W. Lowry

*WILLIAM E. MAYER                      Trustee
-------------------------------
William E. Mayer

*CHARLES R. NELSON                     Trustee
-------------------------------
Charles R. Nelson

*JOHN J. NEUHAUSER                     Trustee
-------------------------------
John J. Neuhauser

*PATRICK J. SIMPSON                    Trustee
-------------------------------
Patrick J. Simpson

*THOMAS E. STITZEL                     Trustee
-------------------------------
Thomas E. Stitzel

*THOMAS C. THEOBALD                    Trustee
-------------------------------
Thomas C. Theobald

*ANN-LEE VERVILLE                      Trustee
-------------------------------
Ann-Lee Verville



*By: /s/ Peter T. Fariel
     --------------------------
     Peter T. Fariel
     Attorney-In-Fact
     January 26, 2007



INDEX TO EXHIBITS

EXHIBIT         EXHIBIT
NO.

(j)(1) Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP) (Columbia Asset Allocation Fund, Columbia Common Stock Fund, Columbia Disciplined Value Fund, Columbia Dividend Income Fund, Columbia Large Cap Growth Fund,Columbia Liberty Fund,and Columbia Small Cap Core Fund)